                                                   ---------------------------
                                                          OMB APPROVAL
                                                   ---------------------------
                                                   OMB Number:  3235-0570
                                                   Expires:  September 30, 2007
                                                   Estimated average burden
                                                   hours per response:  19.4
                                                   ---------------------------


                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

Investment Company Act file
number                             811-06463
      --------------------------------------------------------------------------


                         AIM International Mutual Funds
--------------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)

                11 Greenway Plaza, Suite 100 Houston, Texas 77046
--------------------------------------------------------------------------------
               (Address of principal executive offices) (Zip code)


       Robert H. Graham 11 Greenway Plaza, Suite 100 Houston, Texas 77046
--------------------------------------------------------------------------------
                     (Name and address of agent for service)


Registrant's telephone number, including area code: (713) 626-1919
                                                   -----------------------------

Date of fiscal year end:       10/31
                        -------------------
Date of reporting period:    10/31/05
                         ------------------

Item 1.  Schedule of Investments.

                                                    AIM ASIA PACIFIC GROWTH FUND
                                 Annual Report to Shareholders o October 31,2005


                                  [COVER IMAGE]


YOUR GOALS. OUR SOLUTIONS.                   [AIM INVESTMENTS LOGO APPEARS HERE]
 --Registered Trademark--                         --Registered Trademark--

AIM ASIA PACIFIC GROWTH FUND SEEKS TO PROVIDE LONG-TERM GROWTH OF CAPITAL.

o Unless otherwise stated, information presented in this report is as of October 31, 2005, and is based on total net assets.

ABOUT SHARE CLASSES                          ABOUT INDEXES USED IN THIS REPORT            OTHER INFORMATION

o Class B shares are not available as an     o The unmanaged MSCI Europe, Australasia     o The returns shown in management's
investment for retirement plans maintained   and the Far East Index (the MSCI EAFE        discussion of Fund performance are based
pursuant to Section 401 of the Internal      --Registered Trademark-- INDEX) is a group   on net asset values calculated for
Revenue Code, including 401(k) plans,        of foreign securities tracked by Morgan      shareholder transactions. Generally
money purchase pension plans and profit      Stanley Capital International.               accepted accounting principles require
sharing plans. Plans that had existing                                                    adjustments to be made to the net assets
accounts invested in Class B shares prior    o The MSCI ALL COUNTRY (AC) ASIA PACIFIC     of the Fund at period end for financial
to September 30, 2003, will continue to be   EX-JAPAN INDEX is a group of developed and   reporting purposes, and as such, the net
allowed to make additional purchases.        emerging Asian and Asia-Pacific markets      asset values for shareholder transactions
                                             (except Japan) covered by Morgan Stanley     and the returns based on those net asset
PRINCIPAL RISKS OF INVESTING IN THE FUND     Capital International. The index             values may differ from the net asset
                                             represents investable opportunities for      values and returns reported in the
o Investing in emerging markets involves     global investors, taking into account the    Financial Highlights.
greater risk and potential reward than       local market restrictions on share
investing in more established markets.       ownership by foreign investors.              o Industry classifications used in this
                                                                                          report are generally according to the
o International investing presents certain   o The unmanaged LIPPER PACIFIC EX-JAPAN      Global Industry Classification Standard,
risks not associated with investing solely   FUND INDEX represents an average of the      which was developed by and is the
in the United States. These include risks    largest Pacific ex-Japan funds tracked by    exclusive property and a service mark of
relating to fluctuations in the value of     Lipper, Inc., an independent mutual fund     Morgan Stanley Capital International Inc.
the U.S. dollar relative to the values of    performance monitor, and is considered       and Standard & Poor's.
other currencies, the custody arrangements   representative of Pacific ex-Japan stocks.
made for the Fund's foreign holdings,                                                     The Fund provides a complete list of its
differences in accounting, political risks   o The unmanaged Standard & Poor's            holdings four times in each fiscal year,
and the lesser degree of public              Composite Index of 500 Stocks (the S&P 500   at the quarter-ends. For the second and
information required to be provided by       --Registered Trademark-- INDEX) is an        fourth quarters, the lists appear in the
non-U.S. companies.                          index of common stocks frequently used as    Fund's semiannual and annual reports to
                                             a general measure of U.S. stock market       shareholders. For the first and third
o Investing in a single-sector or            performance.                                 quarters, the Fund files the lists with
single-region mutual fund involves greater                                                the Securities and Exchange Commission
risk and potential reward than investing     o The unmanaged MSCI WORLD INDEX is a        (SEC) on Form N-Q. The most recent list of
in a more diversified fund.                  group of global securities tracked by        portfolio holdings is available at
                                             Morgan Stanley Capital International.        AIMinvestments.com. From our home page,
o Investing in smaller companies involves                                                 click on Products & Performance, then
greater risk than investing in more          o The Fund is not managed to track the       Mutual Funds, then Fund Overview. Select
established companies, such as business      performance of any particular index,         your Fund from the drop-down menu and
risk, significant stock price fluctuations   including the indexes defined here, and      click on Complete Quarterly Holdings.
and illiquidity.                             consequently, the performance of the Fund    Shareholders can also look up the Fund's
                                             may deviate significantly from the           Forms N-Q on the SEC's Web site at
o Although the fund's return during          performance of the indexes.                  sec.gov. And copies of the Fund's Forms
certain periods was positively impacted by                                                N-Q may be reviewed and copied at the
its investments in initial public            o A direct investment cannot be made in an   SEC's Public Reference Room at 450 Fifth
offerings (IPOs), there can be no            index. Unless otherwise indicated, index     Street,N.W., Washington, D.C. 20549-0102.
assurance that the fund will have            results include reinvested dividends, and    You can obtain information on the
favorable IPO investment opportunities in    they do not reflect sales charges.           operation of the Public Reference Room,
the future.                                  Performance of an index of funds reflects    including information about duplicating
                                             fund expenses; performance of a market       fee charges, by calling 202-942-8090 or
                                             index does not.                              800-732-0330, or by electronic request at
                                                                                          the following e-mail address:
                                                                                          publicinfo@sec.gov. The SEC file numbers
                                                                                          for the Fund are 811-06463 and 33-44611.

                                                                                          Continued on Page 7

                                                                                          ==========================================

                                                                                          FUND NASDAQ SYMBOLS

                                                                                          Class A Shares                       ASIAX
                                                                                          Class B Shares                       ASIBX
                                                                                          Class C Shares                       ASICX

=======================================================================================   ==========================================

THIS REPORT MUST BE ACCOMPANIED OR PRECEDED BY A CURRENTLY EFFECTIVE FUND PROSPECTUS,
WHICH CONTAINS MORE COMPLETE INFORMATION, INCLUDING SALES CHARGES AND EXPENSES.
INVESTORS SHOULD READ IT CAREFULLY BEFORE INVESTING.

=======================================================================================

NOT FDIC INSURED  MAY LOSE VALUE  NO BANK GUARANTEE

AIMINVESTMENTS.COM

AIM ASIA PACIFIC GROWTH FUND


                    DEAR FELLOW AIM FUNDS SHAREHOLDERS:

                    The fiscal year covered by this report was quite good to
                    equity investors. Domestically, the broad-based S&P 500
                    Index returned 8.72%. Globally, Morgan Stanley's MSCI World
      [GRAHAM       Index rose 13.27%. Much of this good performance, though,
       PHOTO]       was attained early in the fiscal year as virtually every
                    equity index declined during October of 2005. Concern about the inflationary potential of rising energy costs was frequently cited as a major cause of market weakness.

                       Within the indexes, there was considerable variability in
                    the performance of different sectors and markets. Domestically, energy sector performance far outpaced that of
  ROBERT H. GRAHAM  the other sectors in the S&P 500 Index, reflecting rising oil and gas prices. Overseas, emerging markets produced more attractive results than did developed markets, at least in part because emerging markets tend to be more closely tied to the performance of natural resources and commodities.

                       One could make a strong argument for global
                    diversification of a stock portfolio using the performance data for the fiscal year ended October 31, 2005. Of course, your financial advisor is the person most qualified to help you decide whether such diversification is appropriate for you.

                       For a discussion of the specific market conditions that
    [WILLIAMSON     affected your Fund and how your Fund was managed during the
       PHOTO]       fiscal year, please turn to Page 3.

                    NEW INFORMATION IN THIS REPORT

                    We would like to call your attention to two new elements in this report. First, on Page 2, is a message from Bruce Crockett, the independent Chair of the Board of Trustees of the AIM Funds. We first introduced you to Mr. Crockett in
 MARK H. WILLIAMSON the annual report on your Fund dated October 31, 2004. Mr.
                    Crockett has been on our Funds' Board since 1992; he assumed his responsibilities as Chair in October 2004.

                       Mr. Crockett plans to keep AIM shareholders informed of
                    the work of the Board regularly via letters in the Fund reports. We certainly think this is a valuable addition to the reports. The Board is charged with looking out for the interests of shareholders, and Mr. Crockett's letter provides insight into some of the many issues the Board addresses in governing your Fund.

                       One of the most important decisions the Board makes each
                    year is whether to approve the advisory agreement your Fund has with AIM. Essentially, this agreement hires AIM to manage the assets in your Fund. A discussion of the factors the Board considered in reviewing the agreement is the second new element in the report, and we encourage you to read it. It appears on Pages 8 and 9.

                       Further information about the markets, your Fund, and
                    investing in general is always available on our widely acclaimed Web site, AIMinvestments.com. We invite you to visit it frequently.

                       We at AIM remain committed to building solutions to help
                    you meet your investment goals. We thank you for your continued participation in AIM Investments--Registered Trademark--. If you have any questions, please contact our award-winning Client Service representatives at 800-959-4246. We are happy to be of help.

                    Sincerely,

                    /S/ ROBERT H. GRAHAM         /S/ MARK H. WILLIAMSON

                    Robert H. Graham             Mark H. Williamson
                    President & Vice Chair,      President, A I M Advisors, Inc.
                     AIM Funds
                    December 15, 2005

AIM Investments is a registered service mark of A I M Management Group Inc. A I M Advisors, Inc. and A I M Capital Management, Inc. are the investment advisors. A I M Distributors, Inc. is the distributor for the retail funds represented by AIM Investments.

AIM ASIA PACIFIC GROWTH FUND


                    DEAR AIM FUNDS SHAREHOLDERS:

                    As independent Chair of the Board of Trustees of the AIM
     [CROCKETT      Funds, I'm writing to report on the work being done by your
       PHOTO]       Board.

                       At our most recent meeting in June 2005, your Board
                    approved voluntary fee reductions from A I M Advisors, Inc.
                    (AIM) that save shareholders approximately $20.8 million annually, based on asset levels as of March 31, 2005. The majority of these expense reductions, which took effect July 1, 2005, will be achieved by a permanent reduction to 0.25%
 BRUCE L. CROCKETT  of the Rule 12b-1 fees on Class A and Class A3 shares of those AIM Funds that previously charged these fees at a higher rate.

                       Our June meeting, which was the culmination of more than
                    two and one-half months of review and discussions, took place over a three-day period. The meeting included your Board's annual comprehensive evaluation of each fund's advisory agreement with AIM. After this evaluation, in which questions about fees, performance and operations were addressed by AIM, your Board approved all advisory agreements for the year beginning July 1, 2005. You can find information on the factors considered and conclusions reached by your Board in its evaluation of each fund's advisory agreement at AIMinvestments.com. (Go to "Products & Performance" and click on "Investment Advisory Agreement Renewals.") The advisory agreement information about your Fund is also included in this annual report on Pages 8 and
                    9. I encourage you to review it.

                       Together with monitoring fund expenses, fund performance
                    is your Board's priority. Our initial goal is to work with AIM to bring about improvement in every AIM Fund that has been underperforming its category.

                       Your Board has a well-defined process and structure for
                    monitoring all funds and identifying and assisting AIM in improving underperforming funds. Our Investments Committee--which functions along with Audit, Governance, Valuation and Compliance Committees--is the only one of these five standing committees to include all 14 independent Board members. Further, our Investments Committee is divided into three underlying subcommittees, each responsible for, among other things, reviewing the performance, fees and expenses of the funds that have been assigned to it.

                       At subcommittee meetings, held throughout the year, the
                    performance of every AIM Fund is evaluated. If a fund has underperformed its peer group for a meaningful period, we work closely with AIM to discover the causes and help develop the right responses. In some cases, AIM may determine that a change in portfolio management strategy or portfolio managers is required. In other cases, where a fund no longer seems viable, it may be merged with a similar fund, being careful to consider the needs of all shareholders affected by the decision. Following AIM's recommendation and your Board's approval, eight funds were recently merged.

                       Be assured that your Board is working closely with the
                    management of AIM to help you reach your investment goals. Should you or your advisor have questions or comments about the governance of AIM Funds, I invite you to write to me at AIM Investments, AIM Investments Tower, 11 Greenway Plaza, Suite 100, Houston, TX 77046. Your Board looks forward to keeping you informed about the governance of your funds.


                    Sincerely,

                    /S/ BRUCE L. CROCKETT


                    Bruce L. Crockett
                    Independent Chair
                    On Behalf of the Board of Trustees
                    AIM Funds

                    December 15, 2005

AIM ASIA PACIFIC GROWTH FUND

MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE

                                                                                          We seek to minimize stock-specific risk
                                                                                          by building a diversified portfolio with
                                                                                          the top 10 holdings making up about 25% of
=======================================================================================   total net assets.

PERFORMANCE SUMMARY                          ==========================================      We believe disciplined sell decisions
                                                                                          are a key determinant of successful
During the fiscal year, international        FUND VS. INDEXES                             investing. We consider selling a stock for
stocks outperformed U.S. equities with                                                    any one of the following reasons:
emerging market equities the best            Total returns,10/31/04-10/31/05,excluding
performers worldwide.                        applicable sales charges. If sales charges   o a company's fundamentals deteriorate or
                                             were included, returns would be lower.       it posts disappointing earnings
   As the table indicates, we are pleased
to once again reward our shareholders with   Class A Shares                      19.53%   o a stock's price seems overvalued
positive returns for the fiscal year. Turn   Class B Shares                      18.72
to Pages 6 and 7 for long-term               Class C Shares                      18.79    o a more attractive opportunity is
performance. The strength of emerging        MSCI EAFE Index                              presented
Asian equities enabled us to outperform      (Broad Market Index)                18.09
our broad market index which is composed     MSCI AC Asia Pacific ex-Japan                MARKET CONDITIONS AND YOUR FUND
of stocks from developed nations. We         Index (Style-specific Index)        21.69
modestly underperformed our style-specific   Lipper Pacific ex-Japan Fund Index           Asian markets moved higher during the
benchmark due to our relative underweight    (Peer Group Index)                  27.33    fiscal year with all Pacific Rim
position to the                                                                           countries-- represented by the MSCI All
                                             SOURCE: LIPPER, INC.                         Country Asia Pacific ex Japan
                                                                                          Index--posting positive returns both in
                                             ==========================================   local and U.S. dollar terms. Returns
                                                                                          varied, however, by country.
                                             outperforming Australian market and
                                             materials sector.                               In India, markets were buoyed by
                                                                                          exports. Korean markets have been aided by
=======================================================================================   the country's low interest rates, which
                                                                                          have helped lift domestic consumption by
HOW WE INVEST                                o high return on invested capital            reducing household debt. In China, GDP
                                                                                          growth continued to exceed expectations.
We believe that earnings drive stock         o reasonable prices with low valuations      Recently, China allowed its currency to
prices and that companies generating                                                      float in a narrow band against a basket of
substantial, repeatable, above average          We use a systematic, stock-by stock       currencies. Although unlikely to prevent
earnings growth should provide long-term     approach, focusing on strengths of           further growth in China's trade surplus,
growth of capital.                           individual companies, rather than sector     the decision improved political pressures
                                             or country trends. Our goal is a             from the country's trading partners.
   Therefore, when selecting stocks for      well-diversified, reasonably priced,         Meanwhile, Australian markets moved higher
your Fund we look for companies in the       quality portfolio. We adhere to our          on the back of rising energy prices
Asia Pacific region (excluding Japan) with   investment process regardless of the         (Australia is a net oil exporter) and its
the following attributes:                    macroeconomic environment.                   buoyant mining industry.

o accelerating earnings and revenues            We do not hedge currencies because we
                                             believe currency exposure increases the
o strong cash flow generation (dividends,    diversification benefit of international
share buybacks)                              investing.                                                                  (continued)

==========================================   ==========================================   ==========================================

PORTFOLIO COMPOSITION                        TOP 5 COUNTRIES*                             TOP 10 EQUITY HOLDINGS*

By sector                                     1. South Korea                      20.4%    1. Esprit Holdings Ltd. (Hong Kong)  2.5%
                                              2. Hong Kong                        19.9     2. Samsung Electronics Co., Ltd.
                [PIE CHART]                   3. Australia                        13.0        (South Korea)                     2.3
                                              4. India                             8.5     3. Hyundai Department Store Co., Ltd.
Consumer Discretionary               20.5%    5. China                             8.3        (South Korea)                     2.3
Information Technology               17.1%                                                 4. BHP Billiton Ltd. (Australia)     2.2
Industrials                          10.9%   TOTAL NET ASSETS           $218.6 MILLION     5. Philippine Long Distance
Consumer Staples                      9.6%                                                    Telephone Co. (Philippines)       2.2
Energy                                1.8%   TOTAL NUMBER OF HOLDINGS*            101      6. Cheung Kong (Holdings) Ltd.
Telecommunications Services           3.8%                                                    (Hong Kong)                       2.1
Health Care                           3.4%                                                 7. Infosys Technologies Ltd. (India) 2.0
Materials                             2.8%                                                 8. CSL Ltd. (Australia)              2.0
Money Market Funds Plus                                                                    9. Keppel Corp. Ltd. (Singapore)     1.6
Other Assets Less Liabilities         7.5%                                                10. Computershare Ltd. (Australia)    1.6
Financials                           22.6%

The Fund's holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.

*Excluding money market fund holdings.

==========================================   ==========================================   ==========================================

AIM ASIA PACIFIC GROWTH FUND

   Fund performance was broadly based        position in a few sectors hurt comparative                       SHUXIN CAO, Chartered
across countries. SHANGHAI ELECTRIC GROUP,   results. We had less exposure to materials           [CAO        Financial Analyst,
sometimes referred to as the "The G.E. of    and energy--two sectors that did well               PHOTO]       portfolio manager is
China" was a top contributor. The company,   given rising commodity prices--as some of                        co-manager of AIM Asia
a manufacturer of power generation           the stocks in these sectors did not fit                          Pacific Growth Fund.
equipment, is well positioned to benefit     our investment criteria.                     He joined AIM in 1997. Mr. Cao graduated
from strong power demand being witnessed                                                  from Tianjin Foreign Language Institute
in China. We believe stable sales from          Given our performance during the fiscal   with a B.A. in English. He also received
four years of pre-placed orders and          year, we had few stocks that detracted       an M.B.A. from Texas A&M University and is
sophisticated technological capabilities     from performance. One stock that proved a    a Certified Public Accountant.
provide the company with a strong outlook.   drag on performance was Korea-based
                                             KIRYUNG ELECTRONIC CO. Ltd., a                                   BARRETT K. SIDES,
   Indian stocks were also top               manufacturer and supplier of satellite              [SIDES       senior portfolio
contributors. Long-time Fund holding         radio systems to a large U.S. satellite             PHOTO]       manager, is co-
INFOSYS TECHNOLOGIES LTD., a top             radio company. During the fiscal year,                           manager of AIM Asia
outsourcing company continued to post        Kiryung's stock declined amid increased                          Pacific Growth Fund.
strong results, as did HOTEL LEELAVENTURE    competition from Taiwanese competitors       He joined AIM in 1990. Mr. Sides graduated
LTD., a hotel group based in India. Rising   which led to disappointing earnings.         with a B.S. in economics from Bucknell
tourism in India coupled with increased      Despite a rebound in the stock, the          University. He also received a master's in
occupancy rates has given Hotel              increased competitive atmosphere             international business from the University
Leelaventure more pricing power for their    surrounding the company led us to trim the   of St. Thomas.
rooms.                                       position.
                                                                                          Assisted by Asia Pacific/Latin America
   Despite an underperforming Taiwanese      IN CLOSING                                   Team
market, our bottom-up stock selection
process which focuses on the strengths of    Asian economies have made considerable
individual companies and not country         strides in the years since the Asian
macroeconomic conditions, allowed us to      Crisis by improving economic fundamentals.
produce double-digit gains in Taiwan. One    In general, interest rates across the
standout holding was CATCHER TECHNOLOGY      region are relatively low and what were
CO. Ltd, a small-cap tech firm in Taiwan     once trade deficits for most countries
that specializes in making alloy-based       have turned into surpluses. In addition,
casings for notebook computers and           inflation for the most part is benign and
handsets. Robust sales have led to           economies are striving toward capitalism.
extremely strong top- and bottom-line        Also, the sheer size of the consumer pool
growth. Technological expertise and a        in Asia--nearly 50% of the world's
competitive cost base have earned this       population live in China and India--make a
company the business of several key global   compelling case for Asian investments. We
wireless companies. Taking profits, we       are pleased to report these trends to you
trimmed the position somewhat during the     and thank you for your continued
fiscal year, but continue to own it given    participation in AIM Asia Pacific Growth
its strong current fundamentals.             Fund.

   Our underweight position to an            The views and opinions expressed in
outperforming Australian market hurt         management's discussion of Fund
comparative performance, although we         performance are those of A I M Advisors,
actually produced a higher return in         Inc. These views and opinions are subject
Australia than our benchmark.                to change at any time based on factors
                                             such as market and economic conditions.
   On a sector basis, every sector we        These views and opinions may not be relied
invested in during the fiscal year           upon as investment advice or
produced double-digit returns. We            recommendations, or as an offer for a
continued to overweight the consumer         particular security. The information is
sectors due to demographic trends and we     not a complete analysis of every aspect of
have found stocks here which have higher     any market, country, industry, security or
growth profiles. Also, many consumer         the Fund. Statements of fact are from
stocks are smaller-cap companies and are     sources considered reliable, but A I M
often overlooked by the market and           Advisors, Inc. makes no representation or
international investors.                     warranty as to their completeness or
                                             accuracy. Although historical performance
   Although performance was strong in all    is no guarantee of future results, these
sectors on an absolute basis, our            insights may help you understand our
underweight                                  investment management philosophy.

                                                    See important Fund and index
                                                  disclosures inside front cover.

                                                  [RIGHT ARROW GRAPHIC]


                                       FOR A PRESENTATION OF YOUR FUND'S
                                       LONG-TERM PERFORMANCE, PLEASE SEE PAGES 6
                                       AND 7.

AIM ASIA PACIFIC GROWTH FUND


CALCULATING YOUR ONGOING FUND EXPENSES

EXAMPLE                                      to estimate the expenses that you paid          The hypothetical account values and
                                             over the period. Simply divide your          expenses may not be used to estimate the
As a shareholder of the Fund, you incur      account value by $1,000 (for example, an     actual ending account balance or expenses
two types of costs: (1) transaction costs,   $8,600 account value divided by $1,000 =     you paid for the period. You may use this
which may include sales charges (loads) on   8.6), then multiply the result by the        information to compare the ongoing costs
purchase payments; contingent deferred       number in the table under the heading        of investing in the Fund and other funds.
sales charges on redemptions; and            entitled "Actual Expenses Paid During        To do so, compare this 5% hypothetical
redemption fees, if any; and (2) ongoing     Period" to estimate the expenses you paid    example with the 5% hypothetical examples
costs, including management fees;            on your account during this period.          that appear in the shareholder reports of
distribution and/or service fees (12b-1);                                                 the other funds.
and other Fund expenses. This example is     HYPOTHETICAL EXAMPLE FOR
intended to help you understand your         COMPARISON PURPOSES                             Please note that the expenses shown in
ongoing costs (in dollars) of investing in                                                the table are meant to highlight your
the Fund and to compare these costs with     The table below also provides information    ongoing costs only and do not reflect any
ongoing costs of investing in other mutual   about hypothetical account values and        transactional costs, such as sales charges
funds. The example is based on an            hypothetical expenses based on the Fund's    (loads) on purchase payments, contingent
investment of $1,000 invested at the         actual expense ratio and an assumed rate     deferred sales charges on redemptions, and
beginning of the period and held for the     of return of 5% per year before expenses,    redemption fees, if any. Therefore, the
entire period May 1, 2005, through October   which is not the Fund's actual return. The   hypothetical information is useful in
31, 2005.                                    Fund's actual cumulative total returns at    comparing ongoing costs only, and will not
                                             net asset value after expenses for the six   help you determine the relative total
ACTUAL EXPENSES                              months ended October 31, 2005, appear in     costs of owning different funds. In
                                             the table "Cumulative Total Returns" on      addition, if these transactional costs
The table below provides information about   Page 7.                                      were included, your costs would have been
actual account values and actual expenses.                                                higher.
You may use the information in this table,
together with the amount you invested,

====================================================================================================================================

                                                   ACTUAL                                     HYPOTHETICAL
                                                                                 (5% ANNUAL RETURN BEFORE EXPENSES)

                        BEGINNING           ENDING             EXPENSES           ENDING             EXPENSES         ANNUALIZED
       SHARE          ACCOUNT VALUE      ACCOUNT VALUE        PAID DURING      ACCOUNT VALUE        PAID DURING        EXPENSE
       CLASS            (5/01/05)        (10/31/05)(1)        PERIOD(2,3)        (10/31/05)         PERIOD(2,4)         RATIO
         A              $1,000.00          $1,064.90            $10.15           $1,015.38             $9.91            1.95%
         B               1,000.00           1,061.20             13.87            1,011.75             13.54            2.67
         C               1,000.00           1,061.40             13.87            1,011.75             13.54            2.67

(1) The actual ending account value is based on the actual total return of the Fund for the period May 1, 2005, through October 31,
    2005, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund's expense ratio and a hypothetical annual return of 5% before expenses. The Fund's actual cumulative total returns at net asset value after expenses for the six months ended October 31, 2005, appear in the table "Cumulative Total Return" on Page 7.

(2) Expenses are equal to the Fund's annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half-year. Effective on July 1, 2005, the distributor contractually agreed to reduce rule 12b-1 plan fees for Class A shares to 0.25%. The annualized expense ratio restated as if the agreement had been in effect throughout the entire most recent half year is 1.92% for the Class A shares.

(3) The actual expenses paid restated as if the change discussed above had been in effect throughout the most recent fiscal half year are $9.99 for the Class A shares.

(4) The hypothetical expenses paid restated as if the change discussed above had been in effect throughout the most recent fiscal year are $9.75 for the Class A shares.

====================================================================================================================================

                                             [ARROW
                                             BUTTON   For More Information Visit
                                             IMAGE]   AIMINVESTMENTS.COM

AIM ASIA PACIFIC GROWTH FUND


YOUR FUND'S LONG-TERM PERFORMANCE

RESULTS OF A $10,000 INVESTMENT

Fund data from 11/3/97, index data from 10/31/97


                                                          [MOUNTAIN CHART]
====================================================================================================================================

DATE             AIM ASIA PACIFIC      AIM ASIA PACIFIC        AIM ASIA PACIFIC           LIPPER PACIFIC
                   GROWTH FUND-          GROWTH FUND-            GROWTH FUND-                EX-JAPAN                   MSCI EAFE
                  CLASS A SHARES        CLASS B SHARES          CLASS C SHARES              FUND INDEX                    INDEX

10/31/97              $ 9450                $10000                  $10000                    $10000                      $10000
   11/97                8401                  8890                    8890                      9650                        9898
   12/97                8174                  8650                    8650                      9400                        9984
    1/98                7834                  8280                    8290                      8511                       10441
    2/98                9346                  9879                    9880                      9823                       11111
    3/98                9167                  9690                    9690                      9751                       11453
    4/98                8713                  9199                    9200                      9170                       11544
    5/98                7759                  8189                    8190                      8065                       11488
    6/98                6814                  7189                    7180                      7196                       11575
    7/98                6682                  7039                    7030                      7014                       11692
    8/98                5633                  5939                    5920                      6164                       10244
    9/98                6474                  6809                    6800                      6787                        9929
   10/98                7267                  7629                    7610                      7760                       10965
   11/98                7475                  7848                    7820                      8133                       11526
   12/98                7477                  7848                    7820                      8185                       11981
    1/99                7305                  7668                    7640                      7981                       11946
    2/99                7201                  7558                    7540                      7790                       11661
    3/99                7714                  8078                    8061                      8516                       12148
    4/99                9138                  9580                    9553                      9786                       12640
    5/99                9395                  9841                    9813                      9562                       11989
    6/99               10867                 11372                   11345                     11093                       12456
    7/99               10459                 10932                   10914                     11082                       12827
    8/99               10440                 10902                   10884                     11339                       12873
    9/99                9946                 10371                   10353                     10767                       13003
   10/99               10232                 10662                   10642                     11026                       13490
   11/99               11628                 12114                   12085                     12606                       13959
   12/99               12560                 13074                   13045                     14314                       15212
    1/00               12085                 12574                   12544                     14151                       14245
    2/00               13282                 13815                   13786                     14382                       14628
    3/00               15126                 15707                   15689                     14927                       15196
    4/00               13502                 14016                   14007                     13032                       14396
    5/00               12447                 12914                   12906                     12199                       14044
    6/00               13321                 13805                   13798                     13150                       14594
    7/00               12456                 12915                   12906                     12397                       13982
    8/00               12419                 12864                   12856                     12459                       14103
    9/00               11183                 11573                   11564                     11173                       13416
   10/00               10167                 10511                   10502                     10169                       13099
   11/00                9872                 10211                   10202                      9678                       12608
   12/00                9743                 10065                   10065                      9617                       13056
    1/01               10810                 11160                   11160                     10806                       13050
    2/01               10201                 10527                   10528                     10249                       12071
    3/01                9123                  9402                    9402                      9082                       11267
    4/01                9685                  9985                    9985                      9401                       12050
    5/01                9772                 10076                   10066                      9401                       11624
    6/01                9600                  9885                    9885                      9206                       11149
    7/01                9285                  9554                    9554                      8850                       10946
    8/01                8731                  8982                    8981                      8553                       10669
    9/01                7797                  8017                    8017                      7334                        9588
   10/01                8188                  8419                    8409                      7669                        9834
   11/01                8712                  8951                    8951                      8605                       10196
   12/01                9179                  9422                    9413                      9174                       10257
    1/02                9407                  9653                    9645                      9537                        9712
    2/02                9465                  9713                    9695                      9645                        9780
    3/02                9931                 10185                   10167                     10286                       10356
    4/02                9969                 10225                   10208                     10359                       10377
    5/02                9921                 10165                   10147                     10308                       10509
    6/02                9502                  9733                    9715                      9790                       10090
    7/02                9092                  9311                    9294                      9352                        9094
    8/02                8882                  9080                    9062                      9127                        9074
    9/02                8044                  8227                    8208                      8124                        8099
   10/02                8130                  8307                    8289                      8344                        8534
   11/02                8454                  8629                    8611                      8887                        8922
   12/02                8187                  8358                    8339                      8377                        8622
    1/03                8339                  8508                    8490                      8437                        8262
    2/03                8177                  8337                    8320                      8091                        8072
    3/03                7796                  7945                    7928                      7714                        7914
    4/03                8063                  8216                    8199                      8117                        8689
    5/03                8654                  8819                    8792                      8842                        9216
    6/03                9178                  9341                    9304                      9389                        9439
    7/03                9712                  9883                    9847                     10064                        9667
    8/03               10493                 10667                   10640                     10776                        9900
    9/03               10646                 10828                   10791                     10912                       10206
   10/03               11513                 11692                   11656                     11793                       10842
   11/03               11522                 11703                   11666                     11701                       11083
   12/03               12266                 12446                   12409                     12571                       11949
    1/04               12627                 12808                   12761                     13080                       12118
    2/04               13066                 13250                   13202                     13489                       12397
    3/04               12913                 13079                   13041                     13228                       12467
    4/04               12236                 12396                   12358                     12622                       12185
    5/04               12112                 12266                   12217                     12390                       12211
    6/04               11807                 11945                   11905                     12276                       12494
    7/04               11655                 11784                   11745                     12003                       12088
    8/04               12207                 12336                   12297                     12503                       12142
    9/04               12731                 12858                   12809                     13012                       12459
   10/04               13074                 13200                   13151                     13201                       12884
   11/04               14036                 14165                   14106                     14339                       13764
   12/04               14493                 14617                   14569                     14826                       14368
    1/05               14550                 14667                   14620                     14904                       14104
    2/05               15321                 15440                   15383                     15702                       14714
    3/05               14749                 14847                   14800                     15051                       14344
    4/05               14673                 14766                   14720                     14930                       14007
    5/05               14768                 14857                   14801                     15403                       14014
    6/05               15226                 15308                   15263                     15738                       14200
    7/05               15960                 16041                   15986                     16837                       14635
    8/05               16046                 16112                   16056                     16743                       15005
    9/05               16723                 16786                   16729                     17792                       15673
   10/05              $15634                $15672                  $15622                    $16809                      $15215

====================================================================================================================================
                                                                                                                SOURCE: LIPPER, INC.

The data shown in the chart include              This chart, which is a logarithmic
reinvested distributions, applicable sales   chart, presents the fluctuations in the
charges, Fund expenses and management        value of the Fund and its indexes. We
fees. Results for Class B shares are         believe that a logarithmic chart is more
calculated as if a hypothetical              effective than other types of charts in
shareholder had liquidated his entire        illustrating changes in value during the
investment in the Fund at the close of the   early years shown in the chart. The
reporting period and paid the applicable     vertical axis, the one that indicates the
contingent deferred sales charges. Index     dollar value of an investment, is
results include reinvested dividends, but    constructed with each segment representing
they do not reflect sales charges.           a percent change in the value of the
Performance of an index of funds reflects    investment. In this chart, each segment
fund expenses and management fees;           represents a doubling, or 100% change, in
performance of a market index does not.      the value of the investment. In other
Performance shown in the chart and           words, the space between $5,000 and
table(s) does not reflect deduction of       $10,000 is the same size as the space
taxes a shareholder would pay on Fund        between $10,000 and $20,000.
distributions or sale of Fund shares.
Performance of the indexes does not
reflect the effects of taxes.

AIM ASIA PACIFIC GROWTH FUND

==========================================   ==========================================   ==========================================

AVERAGE ANNUAL TOTAL RETURNS                 AVERAGE ANNUAL TOTAL RETURNS                 CUMULATIVE TOTAL RETURNS

As of 10/31/05, including applicable sales   As of 9/30/05, most recent calendar          6 months ended 10/31/05, excluding
charges                                      quarter-end, including applicable sales      applicable sales charges
                                             charges
CLASS A SHARES                                                                            Class A Shares                       6.49%
Inception (11/3/97)                  5.75%   CLASS A SHARES                               Class B Shares                       6.12
 5 Years                             7.77    Inception (11/3/97)                  6.73%   Class C Shares                       6.14
 1 Year                             12.95     5 Years                             7.16
                                              1 Year                             24.12    ==========================================
CLASS B SHARES
Inception (11/3/97)                  5.78%   CLASS B SHARES
 5 Years                             8.02    Inception (11/3/97)                  6.77%
 1 Year                             13.72     5 Years                             7.42
                                              1 Year                             25.55
CLASS C SHARES
Inception (11/3/97)                  5.74%   CLASS C SHARES
 5 Years                             8.26    Inception (11/3/97)                  6.72%
 1 Year                             17.79     5 Years                             7.66
                                              1 Year                             29.59

==========================================   ==========================================

THE PERFORMANCE DATA QUOTED REPRESENT PAST       CLASS A SHARE PERFORMANCE REFLECTS THE       A REDEMPTION FEE OF 2% WILL BE IMPOSED
PERFORMANCE AND CANNOT GUARANTEE             MAXIMUM 5.50% SALES CHARGE, AND CLASS B      ON CERTAIN REDEMPTIONS OR EXCHANGES OUT OF
COMPARABLE FUTURE RESULTS; CURRENT           AND CLASS C SHARE PERFORMANCE REFLECTS THE   THE FUND WITHIN 30 DAYS OF PURCHASE.
PERFORMANCE MAY BE LOWER OR HIGHER. PLEASE   APPLICABLE CONTINGENT DEFERRED SALES         EXCEPTIONS TO THE REDEMPTION FEE ARE
VISIT AIMINVESTMENTS.COM FOR THE MOST        CHARGE (CDSC) FOR THE PERIOD INVOLVED. THE   LISTED IN THE FUND'S PROSPECTUS.
RECENT MONTH-END PERFORMANCE. PERFORMANCE    CDSC ON CLASS B SHARES DECLINES FROM 5%
FIGURES REFLECT REINVESTED DISTRIBUTIONS,    BEGINNING AT THE TIME OF PURCHASE TO 0% AT       HAD THE ADVISOR NOT WAIVED FEES AND/OR
CHANGES IN NET ASSET VALUE AND THE EFFECT    THE BEGINNING OF THE SEVENTH YEAR. THE       REIMBURSED EXPENSES IN THE PAST,
OF THE MAXIMUM SALES CHARGE UNLESS           CDSC ON CLASS C SHARES IS 1% FOR THE FIRST   PERFORMANCE WOULD HAVE BEEN LOWER.
OTHERWISE STATED. INVESTMENT RETURN AND      YEAR AFTER PURCHASE.
PRINCIPAL VALUE WILL FLUCTUATE SO THAT YOU
MAY HAVE A GAIN OR LOSS WHEN YOU SELL            THE PERFORMANCE OF THE FUND'S SHARE
SHARES.                                      CLASSES WILL DIFFER DUE TO DIFFERENT SALES
                                             CHARGE STRUCTURES AND CLASS EXPENSES.



Continued from inside front cover

procedures that the Fund uses to             Information regarding how the Fund voted
determine how to vote proxies relating       proxies related to its portfolioA
to portfolio securities is available         description of the policies and
without charge, upon request, from our       securities during the 12 months ended
Client Services department at                June 30, 2005, is available at our Web
800-959-4246 or on the AIM Web site,         site. Go to AIMinvestments.com, access
AIMinvestments.com. On the home page,        the About Us tab, click on Required
scroll down and click on AIM Funds Proxy     Notices and then click on Proxy Voting
Policy. The information is also              Activity. Next, select the Fund from the
available on the Securities and Exchange     drop-down menu. The information is also
Commission's Web site, sec.gov.              available on the Securities and Exchange
                                             Commission's Web site, sec.gov.

AIM ASIA PACIFIC GROWTH FUND


APPROVAL OF INVESTMENT ADVISORY AGREEMENT AND
SUMMARY OF INDEPENDENT WRITTEN FEE EVALUATION

The Board of Trustees of AIM International   o The quality of services to be provided     o Fees relative to those of comparable
Mutual Funds (the "Board") oversees the      by AIM. The Board reviewed the credentials   funds with other advisors. The Board
management of AIM Asia Pacific Growth Fund   and experience of the officers and           reviewed the advisory fee rate for the
(the "Fund") and, as required by law,        employees of AIM who will provide            Fund under the Advisory Agreement. The
determines annually whether to approve the   investment advisory services to the Fund.    Board compared effective contractual
continuance of the Fund's advisory           In reviewing the qualifications of AIM to    advisory fee rates at a common asset level
agreement with A I M Advisors, Inc.          provide investment advisory services, the    and noted that the Fund's rate was below
("AIM"). Based upon the recommendation of    Board reviewed the qualifications of AIM's   the median rate of the funds advised by
the Investments Committee of the Board,      investment personnel and considered such     other advisors with investment strategies
which is comprised solely of independent     issues as AIM's portfolio and product        comparable to those of the Fund that the
trustees, at a meeting held on June 30,      review process, various back office          Board reviewed. The Board noted that AIM
2005, the Board, including all of the        support functions provided by AIM and        has agreed to waive advisory fees of the
independent trustees, approved the           AIM's equity and fixed income trading        Fund and to limit the Fund's total
continuance of the advisory agreement (the   operations. Based on the review of these     operating expenses, as discussed below.
"Advisory Agreement") between the Fund and   and other factors, the Board concluded       Based on this review, the Board concluded
AIM for another year, effective July 1,      that the quality of services to be           that the advisory fee rate for the Fund
2005.                                        provided by AIM was appropriate and that     under the Advisory Agreement was fair and
                                             AIM currently is providing satisfactory      reasonable.
   The Board considered the factors          services in accordance with the terms of
discussed below in evaluating the fairness   the Advisory Agreement.                      o Expense limitations and fee waivers. The
and reasonableness of the Advisory                                                        Board noted that AIM has contractually
Agreement at the meeting on June 30, 2005    o The performance of the Fund relative to    agreed to waive advisory fees of the Fund
and as part of the Board's ongoing           comparable funds. The Board reviewed the     through June 30, 2006 to the extent
oversight of the Fund. In their              performance of the Fund during the past      necessary so that the advisory fees
deliberations, the Board and the             one, three and five calendar years against   payable by the Fund do not exceed a
independent trustees did not identify any    the performance of funds advised by other    specified maximum advisory fee rate, which
particular factor that was controlling,      advisors with investment strategies          maximum rate includes breakpoints and is
and each trustee attributed different        comparable to those of the Fund. The Board   based on net asset levels. The Board
weights to the various factors.              noted that the Fund's performance in such    considered the contractual nature of this
                                             periods was at or above the median           fee waiver and noted that it remains in
   One of the responsibilities of the        performance of such comparable funds.        effect until June 30, 2006. The Board also
Senior of the Fund, who is independent of    Based on this review, the Board concluded    noted that AIM has voluntarily agreed to
AIM and AIM's affiliates, is to manage the   that no changes should be made to the Fund   waive fees and/or limit expenses of the
process by which the Fund's proposed         and that it was not necessary to change      Fund in an amount necessary to limit total
management fees are negotiated to ensure     the Fund's portfolio management team at      annual operating expenses to a specified
that they are negotiated in a manner which   this time.                                   percentage of average daily net assets for
is at arm's length and reasonable. To that                                                each class of the Fund. The Board
end, the Senior Officer must either          o The performance of the Fund relative to    considered the voluntary nature of this
supervise a competitive bidding process or   indices. The Board reviewed the              fee waiver/expense limitation and noted
prepare an independent written evaluation.   performance of the Fund during the past      that it can be terminated at any time by
The Senior Officer has recommended an        one, three and five calendar years against   AIM without further notice to investors.
independent written evaluation in lieu of    the performance of the Lipper Pacific-Ex     The Board considered the effect these fee
a competitive bidding process and, upon      Japan Fund Index. The Board noted that the   waivers/expense limitations would have on
the direction of the Board, has prepared     Fund's performance for the one and three     the Fund's estimated expenses and
such an independent written evaluation.      year periods was comparable to the Index     concluded that the levels of fee
Such written evaluation also considered      performance and above such Index for the     waivers/expense limitations for the Fund
certain of the factors discussed below. In   five year period. Based on this review,      were fair and reasonable.
addition, as discussed below, the Senior     the Board concluded that no changes should
Officer made certain recommendations to      be made to the Fund and that it was not      o Breakpoints and economies of scale. The
the Board in connection with such written    necessary to change the Fund's portfolio     Board reviewed the structure of the Fund's
evaluation.                                  management team at this time.                advisory fee under the Advisory Agreement,
                                                                                          noting that it includes one breakpoint.
   The discussion below serves as a          o Meeting with the Fund's portfolio          The Board reviewed the level of the Fund's
summary of the Senior Officer's              managers and investment personnel. With      advisory fees, and noted that such fees,
independent written evaluation and           respect to the Fund, the Board is meeting    as a percentage of the Fund's net
recommendations to the Board in connection   periodically with such Fund's portfolio      assets, would decrease as net assets
therewith, as well as a discussion of        managers and/or other investment personnel   increase because the Advisory Agreement
the material factors and the conclusions     and believes that such individuals are       includes a breakpoint. The Board noted
with respect thereto that formed the basis   competent and able to continue to carry      that, due to the Fund's current asset
for the Board's approval of the Advisory     out their responsibilities under the         levels and the way in which the advisory
Agreement. After consideration of all of     Advisory Agreement.                          fee breakpoints have been structured, the
the factors below and based on its                                                        Fund has yet to benefit from the
informed business judgment, the Board        o Overall performance of AIM. The Board      breakpoint. The Board noted that AIM has
determined that the Advisory Agreement is    considered the overall performance of AIM    contractually agreed to waive advisory
in the best interests of the Fund and its    in providing investment advisory and         fees of the Fund through June 30, 2006 to
shareholders and that the compensation to    portfolio administrative services to the     the extent necessary so that the advisory
AIM under the Advisory Agreement is fair     Fund and concluded that such performance     fees payable by the Fund do not exceed a
and reasonable and would have been           was satisfactory.                            specified maximum advisory fee rate, which
obtained through arm's length                                                             maximum rate includes breakpoints and is
negotiations.                                o Fees relative to those of clients of AIM   based on net asset levels. The Board
                                             with comparable investment strategies. The   concluded that the Fund's fee levels under
o The nature and extent of the advisory      Board noted that AIM does not serve as an    the Advisory Agreement therefore would
services to be provided by AIM. The Board    advisor to other mutual funds or other       reflect economies of scale at higher asset
reviewed the services to be provided by      clients with investment strategies           levels and that it was not necessary to
AIM under the Advisory Agreement. Based on   comparable to those of the Fund.             change the advisory fee breakpoints in
such review, the Board concluded that the                                                 the Fund's advisory fee schedule.
range of services to be provided by AIM
under the Advisory Agreement was
appropriate and that AIM currently is
providing services in accordance with the
terms of the Advisory Agreement.                                                                                         (continued)

AIM ASIA PACIFIC GROWTH FUND


o Investments in affiliated money market     o Benefits of soft dollars to AIM. The
funds. The Board also took into account      Board considered the benefits realized by
the fact that uninvested cash and cash       AIM as a result of brokerage
collateral from securities lending           transactions executed through "soft
arrangements (collectively, "cash            dollar" arrangements. Under these
balances") of the Fund may be invested in    arrangements, brokerage commissions paid
money market funds advised by AIM pursuant   by the Fund and/or other funds advised by
to the terms of an SEC exemptive order.      AIM are used to pay for research and
The Board found that the Fund may realize    execution services. This research is used
certain benefits upon investing cash         by AIM in making investment decisions for
balances in AIM advised money market         the Fund. The Board concluded that such
funds, including a higher net return,        arrangements were appropriate.
increased liquidity, increased
diversification or decreased transaction     o AIM's financial soundness in light of
costs. The Board also found that the Fund    the Fund's needs. The Board considered
will not receive reduced services if it      whether AIM is financially sound and has
invests its cash balances in such money      the resources necessary to perform its
market funds. The Board noted that, to the   obligations under the Advisory Agreement,
extent the Fund invests in affiliated        and concluded that AIM has the financial
money market funds, AIM has voluntarily      resources necessary to fulfill its
agreed to waive a portion of the advisory    obligations under the Advisory Agreement.
fees it receives from the Fund
attributable to such investment. The Board   o Historical relationship between the Fund
further determined that the proposed         and AIM. In determining whether to
securities lending program and related       continue the Advisory Agreement for the
procedures with respect to the lending       Fund, the Board also considered the prior
Fund is in the best interests of the         relationship between AIM and the Fund, as
lending Fund and its respective              well as the Board's knowledge of AIM's
shareholders. The Board therefore            operations, and concluded that it was
concluded that the investment of cash        beneficial to maintain the current
collateral received in connection with the   relationship, in part, because of such
securities lending program in the money      knowledge. The Board also reviewed the
market funds according to the procedures     general nature of the non-investment
is in the best interests of the lending      advisory services currently performed by
Fund and its respective shareholders.        AIM and its affiliates, such as
                                             administrative, transfer agency and
o Independent written evaluation and         distribution services, and the fees
recommendations of the Fund's Senior         received by AIM and its affiliates for
Officer. The Board noted that, upon their    performing such services. In addition to
direction, the Senior Officer of the Fund,   reviewing such services, the trustees also
who is independent of AIM and AIM's          considered the organizational structure
affiliates, had prepared an independent      employed by AIM and its affiliates to
written evaluation in order to assist the    provide those services. Based on the
Board in determining the reasonableness of   review of these and other factors, the
the proposed management fees of the AIM      Board concluded that AIM and its
Funds, including the Fund. The Board noted   affiliates were qualified to continue to
that the Senior Officer's written            provide non-investment advisory services
evaluation had been relied upon by the       to the Fund, including administrative,
Board in this regard in lieu of a            transfer agency and distribution services,
competitive bidding process. In              and that AIM and its affiliates currently
determining whether to continue the          are providing satisfactory non-investment
Advisory Agreement for the Fund, the Board   advisory services.
considered the Senior Officer's written
evaluation and the recommendation made by    o Other factors and current trends. In
the Senior Officer to the Board that the     determining whether to continue the
Board consider implementing a process to     Advisory Agreement for the Fund, the Board
assist them in more closely monitoring the   considered the fact that AIM, along with
performance of the AIM Funds. The Board      others in the mutual fund industry, is
concluded that it would be advisable to      subject to regulatory inquiries and
implement such a process as soon as          litigation related to a wide range of
reasonably practicable.                      issues. The Board also considered the
                                             governance and compliance reforms being
o Profitability of AIM and its affiliates.   undertaken by AIM and its affiliates,
The Board reviewed information concerning    including maintaining an internal controls
the profitability of AIM's (and its          committee and retaining an independent
affiliates') investment advisory and other   compliance consultant, and the fact that
activities and its financial condition.      AIM has undertaken to cause the Fund to
The Board considered the overall             operate in accordance with certain
profitability of AIM, as well as the         governance policies and practices. The
profitability of AIM in connection with      Board concluded that these actions
managing the Fund. The Board noted that      indicated a good faith effort on the part
AIM's operations remain profitable,          of AIM to adhere to the highest ethical
although increased expenses in recent        standards, and determined that the current
years have reduced AIM's profitability.      regulatory and litigation environment to
Based on the review of the profitability     which AIM is subject should not prevent
of AIM's and its affiliates' investment      the Board from continuing the Advisory
advisory and other activities and its        Agreement for the Fund.
financial condition, the Board concluded
that the compensation to be paid by the
Fund to AIM under its Advisory Agreement
was not excessive.

FINANCIALS

SCHEDULE OF INVESTMENTS

October 31, 2005


                                                 SHARES        VALUE
------------------------------------------------------------------------
FOREIGN STOCKS & OTHER EQUITY
  INTERESTS-92.53%

AUSTRALIA-13.01%

BHP Billiton Ltd. (Diversified Metals &
  Mining)(a)                                      315,700   $  4,899,180
------------------------------------------------------------------------
Brambles Industries Ltd. (Diversified
  Commercial & Professional Services)(a)(b)       452,000      2,864,864
------------------------------------------------------------------------
Coca-Cola Amatil Ltd. (Soft Drinks)(a)            231,000      1,321,846
------------------------------------------------------------------------
Commonwealth Bank of Australia (Diversified
  Banks)(a)                                        42,500      1,237,392
------------------------------------------------------------------------
Computershare Ltd. (Data Processing &
  Outsourced Services)                            714,600      3,499,941
------------------------------------------------------------------------
CSL Ltd. (Biotechnology)(a)(b)                    155,100      4,361,578
------------------------------------------------------------------------
QBE Insurance Group Ltd. (Property & Casualty
  Insurance)(a)(b)                                175,000      2,337,468
------------------------------------------------------------------------
Ramsay Health Care Ltd. (Health Care
  Facilities)(a)(b)                               338,700      2,239,103
------------------------------------------------------------------------
St. George Bank Ltd. (Diversified Banks)(a)        47,100        962,243
------------------------------------------------------------------------
Toll Holdings Ltd. (Trucking)(a)                  302,300      2,832,862
------------------------------------------------------------------------
Woolworths Ltd. (Food Retail)(a)(b)               154,000      1,882,724
========================================================================
                                                              28,439,201
========================================================================

CHINA-8.32%

China Mengniu Dairy Co. Ltd. (Packaged Foods
  & Meats)(a)                                   2,474,000      1,949,797
------------------------------------------------------------------------
China Petroleum and Chemical Corp. (Sinopec)-
  Class H (Integrated Oil & Gas)(a)             4,016,000      1,613,233
------------------------------------------------------------------------
Focus Media Holding Ltd.-ADR (Advertising)(c)      45,500      1,194,830
------------------------------------------------------------------------
FU JI Food & Catering Services
  (Restaurants)(a)                                625,000        711,630
------------------------------------------------------------------------
Global Bio-chem Technology Group Co. Ltd.
  (Agricultural Products)(a)                    2,538,000      1,009,501
------------------------------------------------------------------------
Norstar Founders Group Ltd. (Auto Parts &
  Equipment)(a)                                 6,164,000      1,674,391
------------------------------------------------------------------------
Ping An Insurance (Group) Co. of China, Ltd.-
  Class H (Life & Health Insurance)(a)          1,942,000      3,150,965
------------------------------------------------------------------------
Shanghai Electric Group Co. Ltd.-Class H
  (Heavy Electrical Equipment) (Acquired
  04/22/05; Cost $1,654,441)(a)(c)(d)           7,514,000      2,378,068
------------------------------------------------------------------------
Shanghai Forte Land Co. Ltd.-Class H (Real
  Estate Management & Development)(a)           4,262,000      1,310,686
------------------------------------------------------------------------
Weiqiao Textile Co. Ltd.-Class H
  (Textiles)(a)                                   958,000      1,162,248
------------------------------------------------------------------------
Wumart Stores, Inc.-Class H (Hypermarkets &
  Super Centers)(a)                               707,000      1,461,942
------------------------------------------------------------------------
Yantai North Andre Juice Co. Ltd.-Class H
  (Packaged Foods & Meats)(a)                   9,565,000        575,549
========================================================================
                                                              18,192,840
========================================================================

                                                 SHARES        VALUE
------------------------------------------------------------------------


HONG KONG-19.87%

AAC Acoustic Technology Holdings Inc.
  (Communications Equipment) (Acquired
  08/03/05-08/26/05; Cost $736,168)(c)(d)       1,949,400   $    980,723
------------------------------------------------------------------------
ASM Pacific Technology Ltd. (Semiconductor
  Equipment)(a)                                   207,000        960,676
------------------------------------------------------------------------
Cheung Kong (Holdings) Ltd. (Real Estate
  Management & Development)(a)                    433,000      4,517,634
------------------------------------------------------------------------
China Construction Bank-Class H (Diversified
  Banks)(c)                                     5,205,000      1,577,863
------------------------------------------------------------------------
China Yurun Food Group Ltd. (Agricultural
  Products) (Acquired 09/23/05; Cost
  $1,047,054)(c)(d)                             2,174,181        960,587
------------------------------------------------------------------------
CNOOC Ltd.-ADR (Oil & Gas Exploration &
  Production)                                      16,100      1,057,770
------------------------------------------------------------------------
COFCO International Ltd. (Packaged Foods &
  Meats)(a)                                     3,357,000      1,247,550
------------------------------------------------------------------------
Dickson Concepts (International) Ltd.
  (Trading Companies & Distributors)(a)         1,051,000      1,373,019
------------------------------------------------------------------------
Dynasty Fine Wines Group Ltd. (Distillers &
  Vintners)(a)                                  1,022,000        357,109
------------------------------------------------------------------------
Esprit Holdings Ltd. (Apparel Retail)(a)          782,000      5,522,890
------------------------------------------------------------------------
Hengan International Group Co. Ltd. (Personal
  Products)(a)                                  2,570,000      2,390,382
------------------------------------------------------------------------
Hutchison Whampoa Ltd. (Industrial
  Conglomerates)(a)                               337,000      3,198,612
------------------------------------------------------------------------
Joyce Boutique Holdings Ltd. (Apparel
  Retail)(a)                                    8,606,000        501,260
------------------------------------------------------------------------
Luen Thai Holdings Ltd. (Footwear)(a)           1,974,000        523,214
------------------------------------------------------------------------
Li & Fung Ltd. (Distributors)(a)                1,080,000      2,311,591
------------------------------------------------------------------------
Midland Holdings Ltd. (Real Estate Management
  & Development)(a)                             2,780,000      1,351,143
------------------------------------------------------------------------
Paliburg Holdings Ltd. (Hotels, Resorts &
  Cruise Lines)(a)(c)                          37,586,000        773,062
------------------------------------------------------------------------
Regal Hotels International Holdings Ltd.
  (Hotels, Resorts & Cruise Lines)(a)          31,418,000      2,115,528
------------------------------------------------------------------------
Solomon Systech International Ltd.
  (Semiconductors)(a)                           6,926,000      2,552,198
------------------------------------------------------------------------
Sun Hung Kai Properties Ltd. (Real Estate
  Management & Development)(a)                    300,000      2,843,748
------------------------------------------------------------------------
Techtronic Industries Co. Ltd. (Household
  Appliances)(a)                                1,069,500      2,638,779
------------------------------------------------------------------------
Top Form International Ltd. (Apparel,
  Accessories & Luxury Goods)(a)                2,996,000        668,230
------------------------------------------------------------------------
Wing Hang Bank Ltd. (Diversified Banks)(a)        391,000      2,673,785
------------------------------------------------------------------------
Xinyi Glass Holding Co. Ltd. (Auto Parts &
  Equipment)(a)                                 1,422,000        335,824
========================================================================
                                                              43,433,177
========================================================================


                                                 SHARES        VALUE
------------------------------------------------------------------------

INDIA-8.47%

Bharat Forge Ltd. (Auto Parts & Equipment)        370,125   $  2,648,032
------------------------------------------------------------------------
HDFC Bank Ltd. (Diversified Banks)(a)             196,400      2,648,338
------------------------------------------------------------------------
HDFC Bank Ltd.-ADR (Diversified Banks)             17,500        773,325
------------------------------------------------------------------------
Hotel Leelaventure Ltd. (Hotels, Resorts &
  Cruise Lines)                                   319,000      1,669,318
------------------------------------------------------------------------
Housing Development Finance Corp. Ltd.
  (Thrifts & Mortgage Finance)(a)                  99,300      2,137,681
------------------------------------------------------------------------
Infosys Technologies Ltd. (IT Consulting &
  Other Services)(a)                               79,528      4,459,999
------------------------------------------------------------------------
Maruti Udyog Ltd. (Automobile Manufacturers)      203,000      2,475,906
------------------------------------------------------------------------
Tata Motors Ltd. (Construction & Farm
  Machinery & Heavy Trucks)(a)                     76,000        798,705
------------------------------------------------------------------------
Wockhardt Ltd. (Pharmaceuticals)(a)               106,000        916,116
========================================================================
                                                              18,527,420
========================================================================

INDONESIA-0.92%

PT Telekomunikasi Indonesia-Series B
  (Integrated Telecommunication Services)(a)    4,016,000      2,011,444
========================================================================

MALAYSIA-2.31%

IOI Corp. Berhad (Agricultural Products)(a)       695,000      2,409,779
------------------------------------------------------------------------
Public Bank Berhad (Diversified Banks)(a)         598,000      1,044,785
------------------------------------------------------------------------
SP Setia Berhad (Real Estate Management &
  Development)(a)                               1,647,000      1,606,652
========================================================================
                                                               5,061,216
========================================================================

PHILIPPINES-2.64%

Philippine Long Distance Telephone Co.
  (Integrated Telecommunication Services)(a)      161,000      4,891,837
------------------------------------------------------------------------
SM Prime Holdings (Real Estate Management &
  Development)                                  6,078,900        874,423
========================================================================
                                                               5,766,260
========================================================================

SINGAPORE-5.05%

Citiraya Industries Ltd. (Environmental &
  Facilities Services)(c)(e)(f)                 2,178,000              0
------------------------------------------------------------------------
DBS Group Holdings Ltd. (Diversified
  Banks)(a)                                       335,000      3,031,264
------------------------------------------------------------------------
Keppel Corp. Ltd. (Industrial
  Conglomerates)(a)                               510,000      3,502,222
------------------------------------------------------------------------
Keppel Land Ltd. (Real Estate Management &
  Development)(a)                                 681,000      1,539,689
------------------------------------------------------------------------
Singapore Airlines Ltd. (Airlines)(a)             317,000      2,103,781
------------------------------------------------------------------------
United Overseas Bank Ltd. (Diversified
  Banks)(a)                                       103,000        841,511
------------------------------------------------------------------------
United Overseas Land Ltd. (Real Estate
  Management & Development)(a)                     10,300         14,250
========================================================================
                                                              11,032,717
========================================================================

SOUTH KOREA-20.43%

Cheil Communications Inc. (Advertising)(a)         11,170      2,063,577
------------------------------------------------------------------------
CJ Corp. (Packaged Foods & Meats)(a)               33,230      2,359,297
------------------------------------------------------------------------
Core Logic Inc. (Semiconductors)(a)                19,090        671,713
------------------------------------------------------------------------

                                                 SHARES        VALUE
------------------------------------------------------------------------

SOUTH KOREA-(CONTINUED)

Daekyo Co., Ltd. (Publishing)(a)                   10,800   $    809,719
------------------------------------------------------------------------
Daewoo Shipbuilding & Marine Engineering Co.,
  Ltd. (Construction & Farm Machinery & Heavy
  Trucks)(a)                                       68,000      1,365,416
------------------------------------------------------------------------
DS LCD Co., Ltd. (Semiconductor Equipment)(a)     140,000      1,252,176
------------------------------------------------------------------------
Gravity Co. Ltd.-ADR (Home Entertainment
  Software)(c)                                    320,063      2,259,645
------------------------------------------------------------------------
Hana Bank (Diversified Banks)(a)                   88,780      3,231,098
------------------------------------------------------------------------
Hankook Tire Co. Ltd. (Tires & Rubber)(a)         147,100      1,770,565
------------------------------------------------------------------------
Hyundai Department Store Co., Ltd.
  (Department Stores)(a)                           74,400      4,965,967
------------------------------------------------------------------------
Hyundai Mipo Dockyard Co., Ltd. (Construction
  & Farm Machinery & Heavy Trucks)(a)              30,940      1,923,822
------------------------------------------------------------------------
Hyundai Motor Co. (Automobile
  Manufacturers)(a)                                27,530      2,034,676
------------------------------------------------------------------------
Kookmin Bank (Diversified Banks)(a)                35,030      2,013,745
------------------------------------------------------------------------
KT Freetel Co., Ltd. (Wireless
  Telecommunication Services)(a)                   62,200      1,342,165
------------------------------------------------------------------------
LG.Philips LCD Co., Ltd.-ADR (Electronic
  Equipment Manufacturers)(b)(c)                  109,100      2,073,991
------------------------------------------------------------------------
NHN Corp. (Internet Software &
  Services)(a)(c)                                   9,000      1,505,217
------------------------------------------------------------------------
Nong Shim Holdings Co., Ltd. (Packaged Foods
  & Meats)(a)                                      18,200      1,529,511
------------------------------------------------------------------------
Samsung Electronics Co., Ltd. (Electric
  Equipment Manufacturers)(a)                       9,350      4,994,665
------------------------------------------------------------------------
Shinsegae Co., Ltd. (Hypermarkets & Super
  Centers)(a)                                       4,100      1,475,275
------------------------------------------------------------------------
STX Shipbuilding Co., Ltd. (Construction &
  Farm Machinery & Heavy Trucks)(a)                81,130      1,434,889
------------------------------------------------------------------------
Techno Semichem Co., Ltd. (Commodity
  Chemicals)(a)                                   107,505      1,160,871
------------------------------------------------------------------------
Woongjin Coway Co., Ltd. (Housewares &
  Specialties)(a)                                 138,900      2,417,453
========================================================================
                                                              44,655,453
========================================================================

TAIWAN-8.05%

Asia Optical Co., Inc. (Photographic
  Products)(a)                                    486,922      2,817,604
------------------------------------------------------------------------
Catcher Technology Co., Ltd. (Computer
  Storage & Peripherals)(a)                       575,819      3,439,733
------------------------------------------------------------------------
Chinatrust Financial Holding Co. Ltd.
  (Diversified Banks)(a)                        1,824,040      1,419,602
------------------------------------------------------------------------
Hon Hai Precision Industry Co., Ltd.
  (Electronic Manufacturing Services)(a)          768,734      3,335,627
------------------------------------------------------------------------
Hotai Motor Co. Ltd. (Automobile
  Manufacturers)(a)                               454,000      1,125,792
------------------------------------------------------------------------
Novatek Microelectronics Corp., Ltd.
  (Semiconductors)(a)                             460,818      2,021,082
------------------------------------------------------------------------
Taiwan Semiconductor Manufacturing Co. Ltd.
  (Semiconductors)(a)                           2,204,238      3,447,788
========================================================================
                                                              17,607,228
========================================================================


                                                 SHARES        VALUE
------------------------------------------------------------------------

THAILAND-3.46%

Kasikornbank PCL (Diversified Banks)(a)         2,063,000   $  3,192,979
------------------------------------------------------------------------
Siam Commercial Bank PCL (Diversified
  Banks)(a)                                     2,667,000      3,093,344
------------------------------------------------------------------------
Thai Oil PCL (Oil & Gas Refining &
  Marketing)(a)                                   738,000      1,269,263
========================================================================
                                                               7,555,586
========================================================================
    Total Foreign Stocks & Other Equity
      Interests (Cost $145,988,199)                          202,282,542
========================================================================
MONEY MARKET FUNDS-6.26%

Liquid Assets Portfolio-Institutional
  Class(g)                                      6,845,216      6,845,216
------------------------------------------------------------------------
STIC Prime Portfolio-Institutional Class(g)     6,845,216      6,845,216
========================================================================
    Total Money Market Funds (Cost
      $13,690,432)                                            13,690,432
========================================================================
TOTAL INVESTMENTS-98.79% (excluding
  investments purchased with cash collateral
  from securities loaned) (Cost $159,678,631)                215,972,974
========================================================================

                                                 SHARES        VALUE
------------------------------------------------------------------------

INVESTMENTS PURCHASED WITH CASH COLLATERAL
  FROM SECURITIES LOANED

MONEY MARKET FUNDS-3.73%

Liquid Assets Portfolio-Institutional
  Class(g)(h)                                   4,073,251   $  4,073,251
------------------------------------------------------------------------
STIC Prime Portfolio-Institutional
  Class(g)(h)                                   4,073,250      4,073,250
========================================================================
    Total Money Market Funds (purchased with
      cash collateral from securities loaned)
      (Cost $8,146,501)                                        8,146,501
========================================================================
TOTAL INVESTMENTS-102.52% (Cost $167,825,132)                224,119,475
========================================================================
OTHER ASSETS LESS LIABILITIES-(2.52%)                         (5,514,516)
========================================================================
NET ASSETS-100.00%                                          $218,604,959
________________________________________________________________________
========================================================================

Investment Abbreviations:

ADR  - American Depositary Receipt

Notes to Schedule of Investments:

(a) In accordance with the procedures established by the Board of Trustees, the foreign security is fair valued using adjusted closing market prices. The aggregate value of these securities at October 31, 2005 was $180,236,188, which represented 82.45% of the Fund's Net Assets. See Note 1A.
(b) All or a portion of this security has been pledged as collateral for securities lending transactions at October 31, 2005.
(c) Non-income producing security.
(d) Security not registered under the Securities Act of 1933, as amended (e.g., the security was purchased in a Rule 144A transaction or a Regulation D transaction). The security may be resold only pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The Fund has no rights to demand registration of these securities. The aggregate value of these securities at October 31, 2005 was $4,319,378, which represented 1.98% of the Fund's Net Assets. Unless otherwise indicated, these securities are not considered to be illiquid.
(e) Security considered to be illiquid. The Fund is limited to investing 15% of net assets in illiquid securities at the time of purchase. The market value of this security considered illiquid at October 31, 2005 represented 0% of the Fund's Net Assets.
(f) Security fair valued in good faith in accordance with the procedures established by the Board of Trustees. The value of this security at October 31, 2005 represented 0% of the Fund's Net Assets. See Note 1A.
(g) The money market fund and the Fund are affiliated by having the same investment advisor. See Note 3.
(h) The security has been segregated to satisfy the forward commitment to return the cash collateral received in securities lending transactions upon the borrower's return of the securities loaned. See Note 8.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

STATEMENT OF ASSETS AND LIABILITIES

October 31, 2005

ASSETS:

Investments, at value (cost $145,988,199)*     $202,282,542
-----------------------------------------------------------
Investments in affiliated money market funds
  (cost $21,836,933)                             21,836,933
===========================================================
    Total investments (cost $167,825,132)       224,119,475
===========================================================
Foreign currencies, at value (cost
  $3,324,474)                                     3,199,562
-----------------------------------------------------------
Receivables for:
  Fund shares sold                                1,464,041
-----------------------------------------------------------
  Dividends                                         124,214
-----------------------------------------------------------
Investment for trustee deferred compensation
  and retirement plans                               32,183
-----------------------------------------------------------
Other assets                                         31,665
===========================================================
    Total assets                                228,971,140
___________________________________________________________
===========================================================

LIABILITIES:

Payables for:
  Investments purchased                           1,211,076
-----------------------------------------------------------
  Fund shares reacquired                            509,312
-----------------------------------------------------------
  Trustee deferred compensation and
    retirement plans                                 39,095
-----------------------------------------------------------
  Collateral upon return of securities loaned     8,146,501
-----------------------------------------------------------
Accrued distribution fees                            85,285
-----------------------------------------------------------
Accrued trustees' and officer's fees and
  benefits                                            1,647
-----------------------------------------------------------
Accrued transfer agent fees                          73,339
-----------------------------------------------------------
Accrued operating expenses                          299,926
===========================================================
    Total liabilities                            10,366,181
===========================================================
Net assets applicable to shares outstanding    $218,604,959
___________________________________________________________
===========================================================

NET ASSETS CONSIST OF:

Shares of beneficial interest                  $190,594,910
-----------------------------------------------------------
Undistributed net investment income               1,277,076
-----------------------------------------------------------
Undistributed net realized gain (loss) from
  investment securities and foreign
  currencies                                    (29,437,063)
-----------------------------------------------------------
Unrealized appreciation of investment
  securities and foreign currencies              56,170,036
===========================================================
                                               $218,604,959
___________________________________________________________
===========================================================

NET ASSETS:

Class A                                        $156,379,486
___________________________________________________________
===========================================================
Class B                                        $ 35,599,625
___________________________________________________________
===========================================================
Class C                                        $ 26,625,848
___________________________________________________________
===========================================================

SHARES OUTSTANDING, $0.001 PAR VALUE PER
  SHARE, UNLIMITED NUMBER OF SHARES
  AUTHORIZED:

Class A                                           9,532,170
___________________________________________________________
===========================================================
Class B                                           2,281,271
___________________________________________________________
===========================================================
Class C                                           1,712,579
___________________________________________________________
===========================================================
Class A:
  Net asset value per share                    $      16.41
-----------------------------------------------------------
  Offering price per share:
    (Net asset value of $16.41 divided by
      94.50%)                                  $      17.37
___________________________________________________________
===========================================================
Class B:
  Net asset value and offering price per
    share                                      $      15.61
___________________________________________________________
===========================================================
Class C:
  Net asset value and offering price per
    share                                      $      15.55
___________________________________________________________
===========================================================

* At October 31, 2005, securities with an aggregate value of $7,800,808 were on loan to brokers.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

STATEMENT OF OPERATIONS

For the year ended October 31, 2005

INVESTMENT INCOME:

Dividends (net of foreign withholding tax of $481,221)        $ 5,065,976
-------------------------------------------------------------------------
Dividends from affiliated money market funds (includes
  securities lending income of $40,568, after compensation
  to counterparties of $152,773)                                  270,891
-------------------------------------------------------------------------
Interest                                                            6,890
=========================================================================
    Total investment income                                     5,343,757
=========================================================================

EXPENSES:

Advisory fees                                                   1,774,292
-------------------------------------------------------------------------
Administrative services fees                                       50,000
-------------------------------------------------------------------------
Custodian fees                                                    442,469
-------------------------------------------------------------------------
Distribution fees:
  Class A                                                         416,769
-------------------------------------------------------------------------
  Class B                                                         334,662
-------------------------------------------------------------------------
  Class C                                                         197,114
-------------------------------------------------------------------------
Transfer agent fees                                               678,109
-------------------------------------------------------------------------
Trustees' and officer's fees and benefits                          20,942
-------------------------------------------------------------------------
Other                                                             231,223
=========================================================================
    Total expenses                                              4,145,580
=========================================================================
Less: Fees waived, expenses reimbursed and expense offset
  arrangement                                                     (38,835)
=========================================================================
    Net expenses                                                4,106,745
=========================================================================
Net investment income                                           1,237,012
=========================================================================

REALIZED AND UNREALIZED GAIN (LOSS) FROM INVESTMENT
  SECURITIES AND FOREIGN CURRENCIES:

Net realized gain from:
  Investment securities (Net of tax on the sale of foreign
    investments of $37,321 -- Note 1H)                         13,801,231
-------------------------------------------------------------------------
  Foreign currencies                                              111,129
=========================================================================
                                                               13,912,360
=========================================================================
Change in net unrealized appreciation (depreciation) of:
  Investment securities (Net of change in estimated tax on
    foreign investments held of $(68,589) -- Note 1H)          13,667,752
-------------------------------------------------------------------------
  Foreign currencies                                             (185,737)
=========================================================================
                                                               13,482,015
=========================================================================
Net gain from investment securities and foreign currencies     27,394,375
=========================================================================
Net increase in net assets resulting from operations          $28,631,387
_________________________________________________________________________
=========================================================================

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

STATEMENT OF CHANGES IN NET ASSETS

For the years ended October 31, 2005 and 2004

                                                                  2005            2004
==========================================================================================
OPERATIONS:

  Net investment income (loss)                                $  1,237,012    $   (389,741)
------------------------------------------------------------------------------------------
  Net realized gain from investment securities and foreign
    currencies                                                  13,912,360      11,337,475
------------------------------------------------------------------------------------------
  Change in net unrealized appreciation of investment
    securities and foreign currencies                           13,482,015       5,453,611
==========================================================================================
    Net increase in net assets resulting from operations        28,631,387      16,401,345
==========================================================================================
Share transactions-net:
  Class A                                                       29,437,413      (3,558,053)
------------------------------------------------------------------------------------------
  Class B                                                        1,071,326       1,546,688
------------------------------------------------------------------------------------------
  Class C                                                       12,941,688       1,579,175
==========================================================================================
    Net increase (decrease) in net assets resulting from
     share transactions                                         43,450,427        (432,190)
==========================================================================================
    Net increase in net assets                                  72,081,814      15,969,155
==========================================================================================

NET ASSETS:

  Beginning of year                                            146,523,145     130,553,990
==========================================================================================
  End of year (including undistributed net investment income
    (loss) of $1,277,076 and $(35,257), respectively)         $218,604,959    $146,523,145
__________________________________________________________________________________________
==========================================================================================

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

NOTES TO FINANCIAL STATEMENTS

October 31, 2005

NOTE 1--SIGNIFICANT ACCOUNTING POLICIES

AIM Asia Pacific Growth Fund (the "Fund") is a series portfolio of AIM International Mutual Funds (the "Trust"). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of six separate portfolios, each authorized to issue an unlimited number of shares of beneficial interest. The Fund currently offers multiple classes of shares. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund.

    The Fund's investment objective is long-term growth of capital.

    Under the Trust's organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust's investment manager) is indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

    The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A. SECURITY VALUATIONS -- Securities, including restricted securities, are valued according to the following policy.

       A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security traded in the over-the-counter market (but not securities reported on the NASDAQ National Market System) is valued on the basis of prices furnished by independent pricing services, which may be considered fair valued, or market makers. Each security reported on the NASDAQ National Market System is valued at the NASDAQ Official Closing Price ("NOCP") as of the close of the customary trading session on the valuation date or absent a NOCP, at the closing bid price.

       Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and the ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. For purposes of determining net asset value per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE").

       Investments in open-end registered investment companies and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in closed-end registered investment companies that trade on an exchange are valued at the last sales price as of the close of the customary trading session on the exchange where the security is principally traded.

       Debt obligations (including convertible bonds) are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Short-term obligations having 60 days or less to maturity and commercial paper are valued at amortized cost which approximates market value.

       Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices.

       Foreign securities (including foreign exchange contracts) are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of the close of the respective markets. Events affecting the values of such foreign securities may occur between the times at which the particular foreign market closes and the close of the customary trading session of the NYSE which would not ordinarily be reflected in the computation of the Fund's net asset value. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current market value as of the close of the NYSE. Foreign securities meeting the approved degree of certainty that the price is not reflective of current market value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, ADRs and domestic and foreign index futures.

       Securities for which market quotations are not readily available or are unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security's fair value.

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date.

       Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of realized and unrealized gain
     (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the realized and unrealized net gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund's net asset value and, accordingly, they reduce the Fund's total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the advisor.

       The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C. COUNTRY DETERMINATION -- For the purposes of making investment selection decisions and presentation in the Schedule of Investments, AIM may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer's securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be United States of America unless otherwise noted.

D. DISTRIBUTIONS -- Distributions from income and net realized capital gain, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to use a portion of the proceeds from redemptions as distributions for federal income tax purposes.

E. FEDERAL INCOME TAXES -- The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

F. EXPENSES -- Fees provided for under the Rule 12b-1 plan of a particular class of the Fund and which are directly attributable to that class are charged to the operations of such class. All other expenses are allocated among the classes based on relative net assets.

G. REDEMPTION FEES -- The Fund has a 2% redemption fee that is to be retained by the Fund to offset transaction costs and other expenses associated with short-term redemptions and exchanges. The fee, subject to certain exceptions, is imposed on certain redemptions, including exchanges of shares held less than 30 days. The redemption fee is accounted for as an addition to shares of beneficial interest by the Fund and is allocated among the share classes based on the relative net assets of each class.

H. FOREIGN CURRENCY TRANSLATIONS -- Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (i) sales of foreign currencies, (ii) currency gains or losses realized between the trade and settlement dates on securities transactions, and (iii) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

I. FOREIGN CURRENCY CONTRACTS -- A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund may enter into a foreign currency contract to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. The Fund may also enter into a foreign currency contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of that security. The Fund could be exposed to risk if counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably.

NOTE 2--ADVISORY FEES AND OTHER FEES PAID TO AFFILIATES

The Trust has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to AIM based on the annual rate of the Fund's average daily net assets as follows:

AVERAGE NET ASSETS                                            RATE
-------------------------------------------------------------------
First $500 million                                            0.95%
-------------------------------------------------------------------
Over $500 million                                             0.90%
 __________________________________________________________________
===================================================================


    Effective January 1, 2005 through June 30, 2006, AIM has contractually agreed to waive advisory fees to the extent necessary so that the advisory fees payable by the Fund (based on the Fund's average daily net assets) do not exceed the annual rate of:

AVERAGE NET ASSETS                                             RATE
--------------------------------------------------------------------
First $250 million                                            0.935%
--------------------------------------------------------------------
Next $250 million                                             0.91%
--------------------------------------------------------------------
Next $500 million                                             0.885%
--------------------------------------------------------------------
Next $1.5 billion                                             0.86%
--------------------------------------------------------------------
Next $2.5 billion                                             0.835%
--------------------------------------------------------------------
Next $2.5 billion                                             0.81%
--------------------------------------------------------------------
Next $2.5 billion                                             0.785%
--------------------------------------------------------------------
Over $10 billion                                              0.76%
 ___________________________________________________________________
====================================================================


    AIM has voluntarily agreed to waive advisory fees and/or reimburse expenses to the extent necessary to limit total annual operating expenses (excluding certain items discussed below) of Class A, Class B and Class C shares to 2.15%, 2.90% and 2.90% of average daily net assets, respectively. In determining the advisor's obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses to exceed the numbers reflected above: (i) interest;
(ii) taxes; (iii) dividend expense on short sales; (iv) extraordinary items; (v) expenses related to a merger or reorganization, as approved by the Fund's Board of Trustees; and (vi) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Currently, in addition to the expense reimbursement arrangement with AMVESCAP PLC ("AMVESCAP") described more fully below, the expense offset arrangements from which the Fund may benefit are in the form of credits that the Fund receives from banks where the Fund or its transfer agent has deposit accounts in which it holds uninvested cash. Those credits are used to pay certain expenses incurred by the Fund. AIM did not waive fees and/or reimburse expenses during the period under this expense limitation.

    Further, AIM has voluntarily agreed to waive advisory fees of the Fund in the amount of 25% of the advisory fee AIM receives from the affiliated money market funds on investments by the Fund in such affiliated money market funds (excluding investments made in affiliated money market funds with cash collateral from securities loaned by the fund). AIM is also voluntarily waiving a portion of the advisory fee payable by the Fund equal to the difference between the income earned from investing in the affiliated money market fund and the hypothetical income earned from investing in an appropriate comparative benchmark. Voluntary fee waivers or reimbursements may be modified or discontinued at any time upon consultation with the Board of Trustees without further notice to investors.

    For the year ended October 31, 2005, AIM waived fees of $25,386.

    At the request of the Trustees of the Trust, AMVESCAP agreed to reimburse expenses incurred by the Fund in connection with market timing matters in the AIM Funds, which may include legal, audit, shareholder reporting, communications and trustee expenses. These expenses along with the related expense reimbursement, are included in the Statement of Operations. For the year ended October 31, 2005, AMVESCAP reimbursed expenses of the Fund in the amount of $7,998.

    The Fund, pursuant to a master administrative services agreement with AIM, has agreed to pay AIM for certain administrative costs incurred in providing accounting services to the Fund. Pursuant to such agreement, for the year ended October 31, 2005, AIM was paid $50,000.

    The Fund, pursuant to a transfer agency and service agreement, has agreed to pay AIM Investment Services, Inc. ("AISI") a fee for providing transfer agency and shareholder services to the Fund and reimburse AISI for certain expenses incurred by AISI in the course of providing such services. AISI may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. For the year ended October 31, 2005, the Fund paid AISI $678,109.

    The Trust has entered into master distribution agreements with A I M Distributors, Inc. ("ADI") to serve as the distributor for the Class A, Class B and Class C shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Class A, Class B and Class C shares (collectively the "Plans"). The Fund, pursuant to the Plans, pays ADI compensation at the annual rate of 0.25% of the Fund's average daily net assets of Class A shares and 1.00% of the average daily net assets of Class B and Class C shares. Prior to July 1, 2005, the Fund paid ADI 0.35% of the average daily net assets of Class A shares. Of these amounts, up to 0.25% of the average daily net assets of the Class A, Class B or Class C shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. National Association of Securities Dealers ("NASD") Rules also impose a cap on the total sales charges, including asset-based sales charges that may be paid by any class of shares of the Fund. Pursuant to the Plans, for the year ended October 31, 2005, the Class A, Class B and Class C shares paid $416,769, $334,662 and $197,114, respectively.

    Front-end sales commissions and contingent deferred sales charges ("CDSC") (collectively the "sales charges") are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended October 31, 2005, ADI advised the Fund that it retained $93,321 in front-end sales commissions from the sale of Class A shares and $1,029, $19,476 and $4,297 from Class A, Class B shares and Class C shares, respectively, for CDSC imposed upon redemptions by shareholders.

    Certain officers and trustees of the Trust are officers and directors of AIM, AISI and/or ADI.

NOTE 3--INVESTMENTS IN AFFILIATES

The Fund is permitted, pursuant to an exemptive order from the Securities and Exchange Commission ("SEC"), to invest daily available cash balances and cash collateral from securities lending transactions in affiliated money market funds. The Fund and the money market funds below have the same investment advisor and therefore, are considered to be affiliated. The tables below show the transactions in and earnings from investments in affiliated money market funds for the year ended October 31, 2005.


INVESTMENTS OF DAILY AVAILABLE CASH BALANCES:

                                                                               CHANGE IN
                                                                               UNREALIZED
                               VALUE         PURCHASES        PROCEEDS        APPRECIATION        VALUE        DIVIDEND
FUND                          10/31/04        AT COST        FROM SALES      (DEPRECIATION)      10/31/05       INCOME
-----------------------------------------------------------------------------------------------------------------------
Liquid Assets Portfolio-
  Institutional Class        $1,749,008     $ 36,326,406    $ (31,230,198)      $     --       $ 6,845,216     $114,858
-----------------------------------------------------------------------------------------------------------------------
STIC Prime Portfolio-
  Institutional Class         1,749,008       36,326,406      (31,230,198)            --         6,845,216     115,465
=======================================================================================================================
  Subtotal                   $3,498,016     $ 72,652,812    $ (62,460,396)      $     --       $13,690,432     $230,323
=======================================================================================================================


                             REALIZED
FUND                        GAIN (LOSS)
---------------------------------------
Liquid Assets Portfolio-
  Institutional Class        $     --
---------------------------------------
STIC Prime Portfolio-
  Institutional Class              --
=======================================
  Subtotal                   $     --
=======================================


INVESTMENTS OF CASH COLLATERAL FROM SECURITIES LENDING TRANSACTIONS:

                                                                               CHANGE IN
                                                                               UNREALIZED
                               VALUE         PURCHASES        PROCEEDS        APPRECIATION        VALUE        DIVIDEND
FUND                          10/31/04        AT COST        FROM SALES      (DEPRECIATION)      10/31/05      INCOME*
-----------------------------------------------------------------------------------------------------------------------
Liquid Assets Portfolio-
  Institutional Class        $2,664,115     $ 34,652,429    $ (33,243,293)      $     --       $ 4,073,251     $20,229
-----------------------------------------------------------------------------------------------------------------------
STIC Prime Portfolio-
  Institutional Class         2,664,115       34,845,557      (33,436,422)            --         4,073,250      20,339
=======================================================================================================================
  Subtotal                   $5,328,230     $ 69,497,986    $ (66,679,715)      $     --       $ 8,146,501     $40,568
=======================================================================================================================
  Total                      $8,826,246     $142,150,798    $(129,140,111)      $     --       $21,836,933     $270,891
_______________________________________________________________________________________________________________________
=======================================================================================================================


                             REALIZED
FUND                        GAIN (LOSS)
---------------------------------------
Liquid Assets Portfolio-
  Institutional Class        $     --
---------------------------------------
STIC Prime Portfolio-
  Institutional Class              --
=======================================
  Subtotal                   $     --
=======================================
  Total                      $     --
_______________________________________
=======================================

* Net of compensation to counterparties.

NOTE 4--SECURITY TRANSACTIONS WITH AFFILIATED FUNDS

The Fund is permitted to purchase or sell securities from or to certain other AIM Funds under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment advisor (or affiliated investment advisors), common Trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under the procedures, each transaction is effected at the current market price. Pursuant to these procedures, during the year ended October 31, 2005, the Fund engaged in securities purchases of $555,300 and sales of $0, which resulted in net realized gains (losses) of $0.

NOTE 5--EXPENSE OFFSET ARRANGEMENT

The expense offset arrangement is comprised of transfer agency credits which result from balances in Demand Deposit Accounts (DDA) used by the transfer agent for clearing shareholder transactions. For the year ended October 31, 2005, the Fund received credits from this arrangement, which resulted in the reduction of the Fund's total expenses of $5,451.

NOTE 6--TRUSTEES' AND OFFICER'S FEES AND BENEFITS

"Trustees' and Officer's Fees and Benefits" include amounts accrued by the Fund to pay remuneration to each Trustee and Officer of the Fund who is not an "interested person" of AIM. Trustees have the option to defer compensation payable by the Fund, and "Trustees' and Officer's Fees and Benefits" also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various AIM Funds in which their deferral accounts shall be deemed to be invested. Finally, current Trustees are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. "Trustees' and Officer's Fees and Benefits" include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

    During the year ended October 31, 2005, the Fund paid legal fees of $3,337 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Independent Trustees. A member of that firm is a Trustee of the Trust.

NOTE 7--BORROWINGS

Pursuant to an exemptive order from the SEC, the Fund may participate in an interfund lending facility that AIM has established for temporary borrowings by the AIM Funds. An interfund loan will be made under this facility only if the loan rate (an average of the rate available on bank loans and the rate available on investments in overnight repurchase agreements) is favorable to both the lending fund and the borrowing fund. A loan will be secured by collateral if the Fund's aggregate borrowings from all sources exceeds 10% of the Fund's total assets. To the extent that the loan is required to be secured by collateral, the collateral is marked to market daily to ensure that the market value is at least 102% of the outstanding principal value of the loan.

    The Fund is a participant in an uncommitted unsecured revolving credit facility with State Street Bank and Trust Company ("SSB"). The Fund may borrow up to the lesser of (i) $125,000,000, or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the credit facility can borrow on a first come, first served basis. Principal on each loan outstanding shall bear interest at the bid rate quoted by SSB at the time of the request for the loan.

    During the year ended October 31, 2005, the Fund did not borrow or lend under the interfund lending facility or borrow under the uncommitted unsecured revolving credit facility.

    Additionally, the Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (i) leave funds as a compensating balance in the account so the custodian can be compensated by earning the additional interest; or (ii) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and AIM, not to exceed the rate contractually agreed upon.

NOTE 8--PORTFOLIO SECURITIES LOANED

The Fund may lend portfolio securities having a market value up to one-third of the Fund's total assets. Such loans are secured by collateral equal to no less than the market value of the loaned securities determined daily. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its agencies. Cash collateral received in connection with these loans is invested in short-term money market instruments or affiliated money market funds. It is the Fund's policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. Lending securities entails a risk of loss to the Fund if and to the extent that the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower fails to return the securities. The Fund could also experience delays and costs in gaining access to the collateral. The Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to a loss on the collateral invested.

    At October 31, 2005, securities with an aggregate value of $7,800,808 were on loan to brokers. The loans were secured by cash collateral of $8,146,501 received by the Fund and subsequently invested in affiliated money market funds. For the year ended October 31, 2005, the Fund received dividends on cash collateral of $40,568 for securities lending transactions, which are net of compensation to counterparties.

NOTE 9--DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF NET ASSETS

DISTRIBUTIONS TO SHAREHOLDERS:

There were no ordinary income or long-term capital gain distributions paid during the years ended October 31, 2005 and 2004.


TAX COMPONENTS OF NET ASSETS:

As of October 31, 2005, the components of net assets on a tax basis were as follows:

                                                                  2005
--------------------------------------------------------------------------
Undistributed ordinary income                                 $  1,312,180
--------------------------------------------------------------------------
Unrealized appreciation -- investments                          55,668,462
--------------------------------------------------------------------------
Temporary book/tax differences                                     (35,104)
--------------------------------------------------------------------------
Capital loss carryforward                                      (28,935,489)
--------------------------------------------------------------------------
Shares of beneficial interest                                  190,594,910
==========================================================================
Total net assets                                              $218,604,959
__________________________________________________________________________
==========================================================================


    The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund's unrealized appreciation difference is attributable primarily to losses on wash sales. The tax-basis unrealized appreciation on investments amount includes appreciation (depreciation) on foreign currencies of $(124,307).

    The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund's temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan expenses.

    Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

    The Fund utilized $13,641,659 of capital loss carryforward in the current period to offset net realized capital gain for federal income tax purposes. The Fund has a capital loss carryforward as of October 31, 2005 which expires as follows:

                                                                CAPITAL LOSS
EXPIRATION                                                      CARRYFORWARD*
-----------------------------------------------------------------------------
October 31, 2009                                                 $27,317,937
-----------------------------------------------------------------------------
October 31, 2010                                                   1,617,552
=============================================================================
Total capital loss carryforward                                  $28,935,489
_____________________________________________________________________________
=============================================================================

* Capital loss carryforward as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code.

NOTE 10--INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities and money market funds) purchased and sold by the Fund during the year ended October 31, 2005 was $99,339,017 and $63,782,220, respectively.

UNREALIZED APPRECIATION (DEPRECIATION) OF INVESTMENT SECURITIES ON A TAX BASIS
-------------------------------------------------------------------------------
Aggregate unrealized appreciation of investment securities         $62,036,248
-------------------------------------------------------------------------------
Aggregate unrealized (depreciation) of investment securities        (6,243,479)
===============================================================================
Net unrealized appreciation of investment securities               $55,792,769
_______________________________________________________________________________
===============================================================================
Cost of investments for tax purposes is $168,326,706.


NOTE 11--RECLASSIFICATION OF PERMANENT DIFFERENCES

Primarily as a result of differing book/tax treatment of capital loss carryforward limitations and foreign currencies, on October 31, 2005, undistributed net investment income was increased by $75,321, undistributed net realized gain (loss) was increased by $17,623,546 and shares of beneficial interest decreased by $17,698,867. This reclassification had no effect on the net assets of the Fund.

NOTE 12--SHARE INFORMATION

The Fund currently offers three different classes of shares: Class A shares, Class B shares and Class C shares. Class A shares are sold with a front-end sales charge. Class B shares and Class C shares are sold with CDSC. Under certain circumstances, Class A shares are subject to CDSC. Generally, Class B shares will automatically convert to Class A shares eight years after the end of the calendar month of purchase.

                                            CHANGES IN SHARES OUTSTANDING
----------------------------------------------------------------------------------------------------------------------
                                                                               YEAR ENDED OCTOBER 31,
                                                              --------------------------------------------------------
                                                                       2005(A)                         2004
                                                              --------------------------    --------------------------
                                                                SHARES         AMOUNT         SHARES         AMOUNT
----------------------------------------------------------------------------------------------------------------------
Sold:
  Class A                                                      4,405,997    $ 70,360,970     3,833,128    $ 49,414,797
----------------------------------------------------------------------------------------------------------------------
  Class B                                                        754,546      11,491,560       980,158      12,296,597
----------------------------------------------------------------------------------------------------------------------
  Class C                                                      1,693,546      25,384,096     1,722,011      21,531,254
======================================================================================================================
Automatic conversion of Class B shares to Class A shares:
  Class A                                                        187,193       2,986,955       184,570       2,390,898
----------------------------------------------------------------------------------------------------------------------
  Class B                                                       (196,169)     (2,986,955)     (192,392)     (2,390,898)
======================================================================================================================
Reacquired:(b)
  Class A                                                     (2,798,484)    (43,910,512)   (4,329,566)    (55,363,748)
----------------------------------------------------------------------------------------------------------------------
  Class B                                                       (497,986)     (7,433,279)     (680,316)     (8,359,011)
----------------------------------------------------------------------------------------------------------------------
  Class C                                                       (838,123)    (12,442,408)   (1,620,319)    (19,952,079)
======================================================================================================================
                                                               2,710,520    $ 43,450,427      (102,726)   $   (432,190)
______________________________________________________________________________________________________________________
======================================================================================================================

(a) There are two entities that are each record owners of more than 5% of the outstanding shares of the Fund and in the aggregate they own 15% of the outstanding shares of the Fund. ADI has an agreement with these entities to sell Fund shares. The Fund, AIM and/or AIM affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, AIM and/or AIM affiliates including but not limited to services such as, securities brokerage, distribution, third party record keeping and account servicing. The Trust has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.
(b) Amount is net of redemption fees of $21,867, $5,526 and $3,201 for Class A, Class B and Class C shares, respectively, for the year ended October 31, 2005 and $7,403, $2,065 and $805 for Class A, Class B and Class C shares, respectively, for the year ended October 31, 2004.

NOTE 13--FINANCIAL HIGHLIGHTS

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.


                                                                                           CLASS A
                                                              -----------------------------------------------------------------
                                                                                   YEAR ENDED OCTOBER 31,
                                                              -----------------------------------------------------------------
                                                                2005           2004          2003          2002          2001
-------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                          $  13.72       $  12.07       $  8.53       $  8.59       $ 10.70
-------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                    0.14(a)       (0.01)(a)     (0.01)(a)     (0.04)(a)     (0.01)(a)
-------------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                   2.55           1.66          3.55         (0.02)        (2.06)
===============================================================================================================================
    Total from investment operations                              2.69           1.65          3.54         (0.06)        (2.07)
===============================================================================================================================
Less distributions from net realized gains                          --             --            --            --         (0.04)
===============================================================================================================================
Redemption fees added to shares of beneficial interest            0.00           0.00            --            --            --
===============================================================================================================================
Net asset value, end of period                                $  16.41       $  13.72       $ 12.07       $  8.53       $  8.59
_______________________________________________________________________________________________________________________________
===============================================================================================================================
Total return(b)                                                  19.61%         13.67%        41.50%        (0.70)%      (19.46)%
_______________________________________________________________________________________________________________________________
===============================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $156,379       $106,129       $97,192       $62,806       $61,729
_______________________________________________________________________________________________________________________________
===============================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers and/or expense reimbursements                  2.01%(c)       2.23%         2.26%         2.25%         2.02%
-------------------------------------------------------------------------------------------------------------------------------
  Without fee waivers and/or expense reimbursements               2.03%(c)       2.25%         2.41%         2.49%         2.37%
===============================================================================================================================
Ratio of net investment income (loss) to average net assets       0.85%(c)      (0.09)%       (0.11)%       (0.41)%       (0.06)%
_______________________________________________________________________________________________________________________________
===============================================================================================================================
Portfolio turnover rate                                             36%            68%          100%          114%           73%
_______________________________________________________________________________________________________________________________
===============================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and the returns for shareholder transactions. Does not include sales charges.
(c)  Ratios are based on average daily net assets of $133,589,952.

                                                                                          CLASS B
                                                              ---------------------------------------------------------------
                                                                                  YEAR ENDED OCTOBER 31,
                                                              ---------------------------------------------------------------
                                                               2005          2004          2003          2002          2001
-----------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                          $ 13.14       $ 11.64       $  8.27       $  8.38       $ 10.50
-----------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                   0.03(a)      (0.09)(a)     (0.07)(a)     (0.10)(a)     (0.07)(a)
-----------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                  2.44          1.59          3.44         (0.01)        (2.01)
=============================================================================================================================
    Total from investment operations                             2.47          1.50          3.37         (0.11)        (2.08)
=============================================================================================================================
Less distributions from net realized gains                         --            --            --            --         (0.04)
=============================================================================================================================
Redemption fees added to shares of beneficial interest           0.00          0.00            --            --            --
=============================================================================================================================
Net asset value, end of period                                $ 15.61       $ 13.14       $ 11.64       $  8.27       $  8.38
_____________________________________________________________________________________________________________________________
=============================================================================================================================
Total return(b)                                                 18.80%        12.89%        40.75%        (1.31)%      (19.92)%
_____________________________________________________________________________________________________________________________
=============================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $35,600       $29,174       $24,599       $19,916       $25,479
_____________________________________________________________________________________________________________________________
=============================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers and/or expense reimbursements                 2.69%(c)      2.88%         2.91%         2.90%         2.67%
-----------------------------------------------------------------------------------------------------------------------------
  Without fee waivers and/or expense reimbursements              2.71%(c)      2.90%         3.06%         3.14%         3.02%
=============================================================================================================================
Ratio of net investment income (loss) to average net assets      0.17%(c)     (0.74)%       (0.76)%       (1.06)%       (0.72)%
_____________________________________________________________________________________________________________________________
=============================================================================================================================
Portfolio turnover rate                                            36%           68%          100%          114%           73%
_____________________________________________________________________________________________________________________________
=============================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and the returns for shareholder transactions. Does not include sales charges.
(c)  Ratios are based on average daily net assets of $33,466,222.

                                                                                   CLASS C
                                                              -------------------------------------------------
                                                                           YEAR ENDED OCTOBER 31,
                                                              -------------------------------------------------
                                                               2005       2004       2003      2002      2001
---------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                          $ 13.09    $ 11.60    $ 8.25    $ 8.37    $ 10.49
---------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                   0.03(a)   (0.09)(a)  (0.07)(a)  (0.10)(a)   (0.07)(a)
---------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                  2.43       1.58      3.42     (0.02)     (2.01)
===============================================================================================================
    Total from investment operations                             2.46       1.49      3.35     (0.12)     (2.08)
===============================================================================================================
Less distributions from net realized gains                         --         --        --        --      (0.04)
===============================================================================================================
Redemption fees added to shares of beneficial interest           0.00       0.00        --        --         --
===============================================================================================================
Net asset value, end of period                                $ 15.55    $ 13.09    $11.60    $ 8.25    $  8.37
_______________________________________________________________________________________________________________
===============================================================================================================
Total return(b)                                                 18.79%     12.84%    40.61%    (1.43)%   (19.94)%
_______________________________________________________________________________________________________________
===============================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $26,626    $11,220    $8,763    $6,019    $ 4,692
_______________________________________________________________________________________________________________
===============================================================================================================
Ratio of expenses to average net assets:
  With fee waivers and/or expense reimbursements                 2.69%(c)    2.88%    2.91%     2.90%      2.67%
---------------------------------------------------------------------------------------------------------------
  Without fee waivers and/or expense reimbursements              2.71%(c)    2.90%    3.06%     3.14%      3.02%
===============================================================================================================
Ratio of net investment income (loss) to average net assets      0.17%(c)   (0.74)%  (0.76)%   (1.06)%    (0.72)%
_______________________________________________________________________________________________________________
===============================================================================================================
Portfolio turnover rate                                            36%        68%      100%      114%        73%
_______________________________________________________________________________________________________________
===============================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and the returns for shareholder transactions. Does not include sales charges.
(c)  Ratios are based on average daily net assets of $19,711,405.

NOTE 14--LEGAL PROCEEDINGS

Terms used in the Legal Proceedings Note are defined terms solely for the purpose of this note.

SETTLED ENFORCEMENT ACTIONS AND INVESTIGATIONS RELATED TO MARKET TIMING

On October 8, 2004, INVESCO Funds Group, Inc. ("IFG") (the former investment advisor to certain AIM Funds), AIM and A I M Distributors, Inc. ("ADI") (the distributor of the retail AIM Funds) reached final settlements with certain regulators, including the Securities and Exchange Commission ("SEC"), the New York Attorney General and the Colorado Attorney General, to resolve civil enforcement actions and/or investigations related to market timing and related activity in the AIM Funds, including those formerly advised by IFG. As part of the settlements, a $325 million fair fund ($110 million of which is civil penalties) has been created to compensate shareholders harmed by market timing and related activity in funds formerly advised by IFG. Half of this amount has already been paid to the fair fund pursuant to the terms of the settlement with the remainder due December 31, 2005. Additionally, AIM and ADI created a $50 million fair fund ($30 million of which is civil penalties) to compensate shareholders harmed by market timing and related activity in funds advised by AIM, which was done pursuant to the terms of the settlement. These two fair funds may increase as a result of contributions from third parties who reach final settlements with the SEC or other regulators to resolve allegations of market timing and/or late trading that also may have harmed applicable AIM Funds. These two fair funds will be distributed in accordance with a methodology to be determined by AIM's independent distribution consultant, in consultation with AIM and the independent trustees of the AIM Funds and acceptable to the staff of the SEC. As the methodology is unknown at the present time, management of AIM and the Fund are unable to estimate the impact, if any, that the distribution of these two fair funds may have on the Fund or whether such distribution will have an impact on the Fund's financial statements in the future.

  At the request of the trustees of the AIM Funds, AMVESCAP PLC ("AMVESCAP"), the parent company of IFG and AIM, has agreed to reimburse expenses incurred by the AIM Funds related to market timing matters.

REGULATORY INQUIRIES AND PENDING LITIGATION

  IFG, AIM, ADI and/or related entities and individuals have received inquiries from numerous regulators in the form of subpoenas or other oral or written requests for information and/or documents related to one or more of the following issues, some of which concern one or more AIM Funds: market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including revenue sharing and directed-brokerage arrangements, investments in securities of other registered investment companies, contractual plans, issues related to Section 529 college savings plans and procedures for locating lost securityholders. IFG, AIM and ADI are providing full cooperation with respect to these inquiries. As described more fully below, the AIM Funds, IFG, AIM, ADI and/or related entities and individuals are defendants in numerous civil lawsuits related to one or more of these issues. Regulatory actions and/or additional civil lawsuits related to these or other issues may be filed against the AIM Funds, IFG, AIM and/or related entities and individuals in the future.

  On April 12, 2005, the Attorney General of the State of West Virginia ("WVAG") filed a civil lawsuit against AIM, IFG and ADI, as well as numerous unrelated mutual fund complexes and financial institutions. None of the AIM Funds has been named as a defendant in this lawsuit. The WVAG complaint, filed in the Circuit Court of Marshall County, West Virginia [Civil Action No. 05-C-81], alleges, in substance, that AIM, IFG and ADI engaged in unfair competition and/or unfair or deceptive trade practices by failing to disclose in the prospectuses for the AIM Funds, including those formerly advised by IFG, that they had entered into certain arrangements permitting market timing of such Funds. As a result of the foregoing, the WVAG alleges violations of W. Va. Code sec. 46A-1-101, et seq. (the West Virginia Consumer Credit and Protection Act). The WVAG complaint is seeking, among other things, injunctive relief, civil monetary penalties and a writ of quo warranto against the defendants. If AIM is unsuccessful in its defense of the WVAG lawsuit, it could be barred from serving as an investment advisor for any investment company registered under the Investment Company Act of 1940, as amended (a "registered investment company"). Such results could affect the ability of AIM or any other investment advisor directly or indirectly owned by AMVESCAP, from serving as an investment advisor to any registered investment company, including the Fund. The Fund has been informed by AIM that, if these results occur, AIM will seek exemptive relief from the SEC to permit it to continue to serve as the Fund's investment advisor. There is no assurance that such exemptive relief will be granted.

  On June 13, 2005, the MDL Court (as defined below) issued a Conditional Transfer Order transferring this lawsuit to the MDL Court, which Conditional Transfer Order was finalized on October 19, 2005. On July 7, 2005, the Supreme Court of West Virginia ruled in the context of a separate lawsuit that the WVAG does not have authority pursuant to W. Va. Code Section 46A-6-104 of the West Virginia Consumer Credit and Protection Act to bring an action based upon conduct that is ancillary to the purchase or sale of securities. AIM intends to seek dismissal of the WVAG's lawsuit against it, IFG and ADI in light of this ruling.

  On August 30, 2005, the West Virginia Office of the State
Auditor -- Securities Commission ("WVASC") issued a Summary Order to Cease and Desist and Notice of Right to Hearing to AIM and ADI. The WVASC makes findings of fact that essentially mirror the WVAG's allegations mentioned above and conclusions of law to the effect that AIM and ADI violated the West Virginia securities laws. The WVASC orders AIM and ADI to cease any further violations and seeks to impose monetary sanctions to be determined by the Commissioner. Initial research indicates that these damages could be limited or capped by statute. AIM and ADI have the right to contest the WVASC's findings and conclusions, which they intend to do.

  Civil lawsuits, including purported class action and shareholder derivative suits, have been filed against certain of the AIM Funds, IFG, AIM, ADI and/or related entities and individuals, depending on the lawsuit, alleging:

    - that the defendants permitted improper market timing and related activity in the AIM Funds;

    - that certain AIM Funds inadequately employed fair value pricing;

    - that the defendants charged excessive advisory and/or distribution fees and failed to pass on to shareholders the perceived savings generated by economies of scale and that the defendants adopted unlawful distribution plans;

    - that the defendants breached their fiduciary duties by charging distribution fees while AIM Funds and/or specific share classes were closed generally to new investors and/or while other share classes of the same AIM Fund were not charged the same distribution fees;

    - that the defendants improperly used the assets of the AIM Funds to pay brokers to aggressively promote the sale of the AIM Funds over other mutual funds and that the defendants concealed such payments from investors by disguising them as brokerage commissions; and

    - that the defendants breached their fiduciary duties by failing to ensure that the AIM Funds participated in class action settlements in which they were eligible to participate (this lawsuit was dismissed by the Court on August 12, 2005).

    These lawsuits allege as theories of recovery, depending on the lawsuit, violations of various provisions of the Federal and state securities laws and ERISA, negligence, breach of fiduciary duty and/or breach of contract. These lawsuits seek remedies that include, depending on the lawsuit, damages, restitution, injunctive relief, imposition of a constructive trust, removal of certain directors and/or employees, various corrective measures under ERISA, rescission of certain AIM Funds' advisory agreements and/or distribution plans and recovery of all fees paid, an accounting of all fund-related fees, commissions and soft dollar payments, restitution of all commissions and fees paid, and prospective relief in the form of reduced fees.

    All lawsuits based on allegations of market timing, late trading and related activity have been transferred to the United States District Court for the District of Maryland. On August 25, 2005, the Court issued rulings on the common issues of law presented in defendants' motions to dismiss the shareholder class and derivative complaints. These rulings were issued in the context of the Janus lawsuits, but the Court's legal determinations apply at the omnibus level to all cases within his track, including the AIM and IFG cases. The Court dismissed for failure to make pre-suit demand on the fund board all derivative causes of action but one: the excessive fee claim under Section 36(b) of the Investment Company Act of 1940 (the "1940 Act"), as to which the demand requirement does not apply. The Court dismissed all claims asserted in the class complaint but two: (i) the securities fraud claims under Section 10(b) of the Securities Exchange Act of 1934, and (ii) the excessive fee claim under Section 36(b) of the 1940 Act. In addition, the Court limited plaintiffs' potential recovery on the 36(b) claim to fees attributable to timing assets, as opposed to all fees on funds in which any timing occurred. The question whether the duplicative Section 36(b) claim properly belongs in the derivative complaint or in the class action complaint will be decided at a later date. The Court will subsequently issue an order applying his legal rulings to the allegations in the AIM and IFG complaints.

    At the present time, management of AIM and the Fund are unable to estimate the impact, if any, that the outcome of the Regulatory Inquiries and Pending Litigation described above may have on AIM, ADI or the Fund.

* * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * *

As a result of the matters discussed above, investors in the AIM Funds might react by redeeming their investments. This might require the AIM Funds to sell investments to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the AIM Funds.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of AIM International Mutual Funds and Shareholders of AIM Asia Pacific Growth Fund:



In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of AIM Asia Pacific Growth Fund (one of the funds constituting AIM International Mutual Funds, hereafter referred to as the "Fund") at October 31, 2005, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2005 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/S/ PRICEWATERHOUSECOOPERS LLP

December 19, 2005
Houston, Texas

OTHER INFORMATION

TRUSTEES AND OFFICERS

As of October 31, 2005



The address of each trustee and officer of AIM International Mutual Funds (the "Trust"), is 11 Greenway Plaza, Suite 100, Houston, Texas 77046. Each trustee oversees 109 portfolios in the AIM Funds complex. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust's organizational documents. Column two below includes length of time served with predecessor entities, if any.

                                   TRUSTEE AND/
NAME, YEAR OF BIRTH AND            OR OFFICER     PRINCIPAL OCCUPATION(S)                    OTHER DIRECTORSHIP(S)
POSITION(S) HELD WITH THE TRUST    SINCE          DURING PAST 5 YEARS                        HELD BY TRUSTEE
-------------------------------------------------------------------------------------------------------------------------------

   INTERESTED PERSONS
-------------------------------------------------------------------------------------------------------------------------------

   Robert H. Graham(1) -- 1946     1991           Director and Chairman, A I M Management    None
   Trustee, Vice Chair,                           Group Inc. (financial services holding
   Principal Executive Officer                    company); Director and Vice Chairman,
   and President                                  AMVESCAP PLC and Chairman, AMVESCAP
                                                  PLC -- AIM Division (parent of AIM and a
                                                  global investment management firm)
                                                  Formerly: President and Chief Executive
                                                  Officer, A I M Management Group Inc.;
                                                  Director, Chairman and President, A I M
                                                  Advisors, Inc. (registered investment
                                                  advisor); Director and Chairman, A I M
                                                  Capital Management, Inc. (registered
                                                  investment advisor), A I M Distributors,
                                                  Inc. (registered broker dealer), AIM
                                                  Investment Services, Inc., (registered
                                                  transfer agent), and Fund Management
                                                  Company (registered broker dealer); and
                                                  Chief Executive Officer, AMVESCAP
                                                  PLC -- Managed Products
-------------------------------------------------------------------------------------------------------------------------------

   Mark H. Williamson(2) -- 1951   2003           Director, President and Chief Executive    None
   Trustee and Executive Vice                     Officer, A I M Management Group Inc.
   President                                      (financial services holding company);
                                                  Director and President, A I M Advisors,
                                                  Inc. (registered investment advisor);
                                                  Director, A I M Capital Management, Inc.
                                                  (registered investment advisor) and
                                                  A I M Distributors, Inc. (registered
                                                  broker dealer); Director and Chairman,
                                                  AIM Investment Services, Inc.
                                                  (registered transfer agent), Fund
                                                  Management Company (registered broker
                                                  dealer) and INVESCO Distributors, Inc.
                                                  (registered broker dealer); and Chief
                                                  Executive Officer, AMVESCAP PLC -- AIM
                                                  Division (parent of AIM and a global
                                                  investment management firm)
                                                  Formerly: Director, Chairman, President
                                                  and Chief Executive Officer, INVESCO
                                                  Funds Group, Inc.; President and Chief
                                                  Executive Officer, INVESCO Distributors,
                                                  Inc.; Chief Executive Officer, AMVESCAP
                                                  PLC -- Managed Products; and Chairman,
                                                  AIM Advisors, Inc.
-------------------------------------------------------------------------------------------------------------------------------

   INDEPENDENT TRUSTEES
-------------------------------------------------------------------------------------------------------------------------------

   Bruce L. Crockett -- 1944       1992           Chairman, Crockett Technology Associates   ACE Limited (insurance company);
   Trustee and Chair                              (technology consulting company)            and Captaris, Inc. (unified
                                                                                             messaging provider)
-------------------------------------------------------------------------------------------------------------------------------

   Bob R. Baker -- 1936            2003           Retired                                    None
   Trustee
-------------------------------------------------------------------------------------------------------------------------------

   Frank S. Bayley -- 1939         2001           Retired                                    Badgley Funds, Inc. (registered
   Trustee                                                                                   investment company (2 portfolios))
                                                  Formerly: Partner, law firm of Baker &
                                                  McKenzie
-------------------------------------------------------------------------------------------------------------------------------

   James T. Bunch -- 1942          2003           Co-President and Founder, Green, Manning   None
   Trustee                                        & Bunch Ltd., (investment banking firm);
                                                  and Director, Policy Studies, Inc. and
                                                  Van Gilder Insurance Corporation
-------------------------------------------------------------------------------------------------------------------------------

   Albert R. Dowden -- 1941        2000           Director of a number of public and         None
   Trustee                                        private business corporations, including
                                                  the Boss Group Ltd. (private investment
                                                  and management); Cortland Trust, Inc.
                                                  (Chairman) (registered investment
                                                  company (3 portfolios)); Annuity and
                                                  Life Re (Holdings), Ltd. (insurance
                                                  company); and CompuDyne Corporation
                                                  (provider of products and services to
                                                  the public security market)
                                                  Formerly: Director, President and Chief
                                                  Executive Officer, Volvo Group North
                                                  America, Inc.; Senior Vice President, AB
                                                  Volvo; and director of various
                                                  affiliated Volvo companies
-------------------------------------------------------------------------------------------------------------------------------

   Edward K. Dunn, Jr. -- 1935     1998           Retired                                    None
   Trustee
-------------------------------------------------------------------------------------------------------------------------------

   Jack M. Fields -- 1952          1997           Chief Executive Officer, Twenty First      Administaff, and Discovery Global
   Trustee                                        Century Group, Inc. (government affairs    Education Fund (non-profit)
                                                  company); and Owner, Dos Angelos Ranch,
                                                  L.P.
                                                  Formerly: Chief Executive Officer,
                                                  Texana Timber LP (sustainable forestry
                                                  company)
-------------------------------------------------------------------------------------------------------------------------------

   Carl Frischling -- 1937         1991           Partner, law firm of Kramer Levin          Cortland Trust, Inc. (registered
   Trustee                                        Naftalis and Frankel LLP                   investment company (3 portfolios))
-------------------------------------------------------------------------------------------------------------------------------

   Gerald J. Lewis -- 1933         2003           Chairman, Lawsuit Resolution Services      General Chemical Group, Inc.
   Trustee                                        (San Diego, California)
-------------------------------------------------------------------------------------------------------------------------------

   Prema Mathai-Davis -- 1950      1998           Formerly: Chief Executive Officer, YWCA    None
   Trustee                                        of the USA
-------------------------------------------------------------------------------------------------------------------------------

(1) Mr. Graham is considered an interested person of the Trust because he is a director of AMVESCAP PLC, parent of the advisor to the Trust.
(2) Mr. Williamson is considered an interested person of the Trust because he is an officer and a director of the advisor to, and a director of the principal underwriter of, the Trust.

As of October 31, 2005





The address of each trustee and officer of AIM International Mutual Funds (the "Trust"), is 11 Greenway Plaza, Suite 100, Houston, Texas 77046. Each trustee oversees 109 portfolios in the AIM Funds complex. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust's organizational documents. Column two below includes length of time served with predecessor entities, if any.

                                   TRUSTEE AND/
NAME, YEAR OF BIRTH AND            OR OFFICER     PRINCIPAL OCCUPATION(S)                    OTHER DIRECTORSHIP(S)
POSITION(S) HELD WITH THE TRUST    SINCE          DURING PAST 5 YEARS                        HELD BY TRUSTEE
-------------------------------------------------------------------------------------------------------------------------------

   Lewis F. Pennock -- 1942        1981           Partner, law firm of Pennock & Cooper      None
   Trustee
-------------------------------------------------------------------------------------------------------------------------------

   Ruth H. Quigley -- 1935         2001           Retired                                    None
   Trustee
-------------------------------------------------------------------------------------------------------------------------------

   Larry Soll -- 1942              2003           Retired                                    None
   Trustee
-------------------------------------------------------------------------------------------------------------------------------

   Raymond Stickel,                2005           Retired                                    None
   Jr.(3) -- 1944
   Trustee
                                                  Formerly: Partner, Deloitte & Touche
-------------------------------------------------------------------------------------------------------------------------------

   OTHER OFFICERS
-------------------------------------------------------------------------------------------------------------------------------

   Lisa O. Brinkley -- 1959        2004           Senior Vice President, A I M Management    N/A
   Senior Vice President and                      Group Inc. (financial services holding
   Chief Compliance Officer                       company); Senior Vice President and
                                                  Chief Compliance Officer, A I M
                                                  Advisors, Inc.; Vice President and Chief
                                                  Compliance Officer, A I M Capital
                                                  Management, Inc. and Vice President,
                                                  A I M Distributors, Inc., AIM Investment
                                                  Services, Inc. and Fund Management
                                                  Company
                                                  Formerly: Senior Vice President and
                                                  Compliance Director, Delaware
                                                  Investments Family of Funds and Chief
                                                  Compliance Officer, A I M Distributors,
                                                  Inc.
-------------------------------------------------------------------------------------------------------------------------------

   Russell C. Burk -- 1958         2005           Formerly: Director of Compliance and       N/A
   Senior Vice President and                      Assistant General Counsel, ICON
   Senior Officer                                 Advisers, Inc.; Financial Consultant,
                                                  Merrill Lynch; General Counsel and
                                                  Director of Compliance, ALPS Mutual
                                                  Funds, Inc.
-------------------------------------------------------------------------------------------------------------------------------

   Kevin M. Carome -- 1956         2003           Director, Senior Vice President,           N/A
   Senior Vice President,                         Secretary and General Counsel, A I M
   Secretary and Chief Legal                      Management Group Inc. and A I M
   Officer                                        Advisors, Inc.; Director and Vice
                                                  President, INVESCO Distributors, Inc.;
                                                  Vice President, A I M Capital
                                                  Management, Inc., AIM Investment
                                                  Services, Inc. and Fund Management
                                                  Company; and Senior Vice President,
                                                  A I M Distributors, Inc.
                                                  Formerly: Senior Vice President and
                                                  General Counsel, Liberty Financial
                                                  Companies, Inc.; Senior Vice President
                                                  and General Counsel, Liberty Funds
                                                  Group, LLC; Vice President, A I M
                                                  Distributors, Inc.; and Director and
                                                  General Counsel, Fund Management Company
-------------------------------------------------------------------------------------------------------------------------------

   Robert G. Alley -- 1948         1994           Managing Director, Chief Fixed Income      N/A
   Vice President                                 Officer and Senior Investment Officer,
                                                  A I M Capital Management, Inc.; and Vice
                                                  President, A I M Advisors, Inc.
-------------------------------------------------------------------------------------------------------------------------------

   Sidney M. Dilgren -- 1961       2004           Vice President and Fund Treasurer, A I M   N/A
   Vice President, Principal                      Advisors, Inc.
   Financial Officer and
   Treasurer                                      Formerly: Senior Vice President, AIM
                                                  Investment Services, Inc.; and Vice
                                                  President, A I M Distributors, Inc.
-------------------------------------------------------------------------------------------------------------------------------

   J. Philip Ferguson -- 1945      2005           Senior Vice President and Chief
   Vice President                                 Investment Officer, A I M Advisors Inc.;
                                                  Director, Chairman, Chief Executive
                                                  Officer, President and Chief Investment
                                                  Officer, A I M Capital Management, Inc.;
                                                  Executive Vice President, A I M
                                                  Management Group Inc.
                                                  Formerly: Senior Vice President, AIM
                                                  Private Asset Management, Inc.; and
                                                  Chief Equity Officer, and Senior
                                                  Investment Officer, A I M Capital
                                                  Management, Inc.
-------------------------------------------------------------------------------------------------------------------------------

   Karen Dunn Kelley -- 1960       2004           Director of Cash Management, Managing      N/A
   Vice President                                 Director and Chief Cash Management
                                                  Officer, A I M Capital Management, Inc;
                                                  Director and President, Fund Management
                                                  Company; and Vice President, A I M
                                                  Advisors, Inc.
-------------------------------------------------------------------------------------------------------------------------------

(3) Mr. Stickel was elected as a trustee of the Trust effective October 1, 2005.

The Statement of Additional Information of the Trust includes additional information about the Fund's Trustees and is available upon request, without charge, by calling 1.800.959.4246.

OFFICE OF THE FUND            INVESTMENT ADVISOR       DISTRIBUTOR              AUDITORS
11 Greenway Plaza             A I M Advisors, Inc.     A I M Distributors,      PricewaterhouseCoopers
Suite 100                     11 Greenway Plaza        Inc.                     LLP
Houston, TX 77046-1173        Suite 100                11 Greenway Plaza        1201 Louisiana Street
                              Houston, TX 77046-1173   Suite 100                Suite 2900
                                                       Houston, TX 77046-1173   Houston, TX 77002-5678

COUNSEL TO THE FUND           COUNSEL TO THE           TRANSFER AGENT           CUSTODIAN
Ballard Spahr                 INDEPENDENT TRUSTEES     AIM Investment           State Street Bank and
Andrews & Ingersoll, LLP      Kramer, Levin, Naftalis  Services, Inc.           Trust Company
1735 Market Street            & Frankel LLP            P.O. Box 4739            225 Franklin Street
Philadelphia, PA 19103-7599   1177 Avenue of the       Houston, TX 77210-4739   Boston, MA 02110-2801
                              Americas
                              New York, NY 10036-2714

U.S. ESTATE TAX FOR NON-RESIDENT ALIEN SHAREHOLDERS (UNAUDITED)

The percentage of qualifying assets are not subject to the U.S. estate tax for the fiscal quarters ended January 31, 2005, April 30, 2005, July 31, 2005 and October 31, 2005 are 99.66%, 99.84%, 99.57% and 99.58%, respectively.

              DOMESTIC EQUITY                               SECTOR EQUITY                          AIM ALLOCATION SOLUTIONS

AIM Aggressive Growth Fund                   AIM Advantage Health Sciences Fund           AIM Conservative Allocation Fund
AIM Basic Balanced Fund*                     AIM Energy Fund                              AIM Growth Allocation Fund(2)
AIM Basic Value Fund                         AIM Financial Services Fund                  AIM Moderate Allocation Fund
AIM Blue Chip Fund                           AIM Global Health Care Fund                  AIM Moderate Growth Allocation Fund
AIM Capital Development Fund                 AIM Global Real Estate Fund                  AIM Moderately Conservative Allocation
AIM Charter Fund                             AIM Gold & Precious Metals Fund               Fund
AIM Constellation Fund                       AIM Leisure Fund
AIM Diversified Dividend Fund                AIM Multi-Sector Fund                                  DIVERSIFIED PORTFOLIOS
AIM Dynamics Fund                            AIM Real Estate Fund(1)
AIM Large Cap Basic Value Fund               AIM Technology Fund                          AIM Income Allocation Fund
AIM Large Cap Growth Fund                    AIM Utilities Fund                           AIM International Allocation Fund
AIM Mid Cap Basic Value Fund
AIM Mid Cap Core Equity Fund1                               FIXED INCOME
AIM Mid Cap Growth Fund
AIM Opportunities I Fund                     TAXABLE
AIM Opportunities II Fund
AIM Opportunities III Fund                   AIM Floating Rate Fund
AIM Premier Equity Fund                      AIM High Yield Fund
AIM S&P 500 Index Fund                       AIM Income Fund
AIM Select Equity Fund                       AIM Intermediate Government Fund
AIM Small Cap Equity Fund                    AIM Limited Maturity Treasury Fund
AIM Small Cap Growth Fund(1)                 AIM Money Market Fund
AIM Small Company Growth Fund                AIM Short Term Bond Fund
AIM Summit Fund                              AIM Total Return Bond Fund
AIM Trimark Endeavor Fund                    Premier Portfolio
AIM Trimark Small Companies Fund             Premier U.S. Government Money Portfolio
AIM Weingarten Fund
                                             TAX-FREE
        INTERNATIONAL/GLOBAL EQUITY
                                             AIM High Income Municipal Fund(1)
AIM Asia Pacific Growth Fund                 AIM Municipal Bond Fund
AIM Developing Markets Fund                  AIM Tax-Exempt Cash Fund
AIM European Growth Fund                     AIM Tax-Free Intermediate Fund
AIM European Small Company Fund(1)           Premier Tax-Exempt Portfolio
AIM Global Aggressive Growth Fund
AIM Global Equity Fund                       =======================================================================================
AIM Global Growth Fund                       CONSIDER THE INVESTMENT OBJECTIVES, RISKS, AND CHARGES AND EXPENSES CAREFULLY. FOR THIS
AIM Global Value Fund                        AND OTHER INFORMATION ABOUT AIM FUNDS, OBTAIN A PROSPECTUS FROM YOUR FINANCIAL ADVISOR
AIM International Core Equity Fund           AND READ IT CAREFULLY BEFORE INVESTING.
AIM International Growth Fund                =======================================================================================
AIM International Small Company Fund(1)
AIM Trimark Fund

*Domestic equity and income fund

(1) This fund has limited public sales of its shares to certain investors. For more information on who may continue to invest in the fund, please see the appropriate prospectus.

(2) Effective April 29, 2005, AIM Aggressive Allocation Fund was renamed AIM Growth Allocation Fund.

   If used after January 20, 2006, this report must be accompanied by a Fund Performance & Commentary or by an AIM Quarterly Performance Review for the most recent quarter-end. Mutual funds distributed by A I M Distributors, Inc.

A I M Management Group Inc. has provided leadership in the investment management industry since 1976 and manages $129 billion in assets. AIM is a subsidiary of AMVESCAP PLC, one of the world's largest independent financial services companies with $381 billion in assets under management. Data as of September 30, 2005.

AIMinvestments.com                  APG-AR-1            A I M Distributors, Inc.



                                      YOUR GOALS. OUR SOLUTIONS. --Registered Trademark--
---------------------------------------------------------------------------------------
Mutual    Retirement    Annuities    College    Separately    Offshore    Cash            [AIM INVESTMENTS LOGO APPEARS HERE]
Funds     Products                   Savings    Managed       Products    Management           --Registered Trademark--
                                     Plans      Accounts
---------------------------------------------------------------------------------------

                                                        AIM EUROPEAN GROWTH FUND
                                 Annual Report to Shareholders o October 31,2005


                                 [COVER IMAGE]


YOUR GOALS. OUR SOLUTIONS.                   [AIM INVESTMENTS LOGO APPEARS HERE]
 --Registered Trademark--                         --Registered Trademark--

AIM EUROPEAN GROWTH FUND SEEKS TO PROVIDE LONG-TERM GROWTH OF CAPITAL.

o Unless otherwise stated, information presented in this report is as of October 31, 2005, and is based on total net assets.

ABOUT SHARE CLASSES                          Capital International.                       net asset values for shareholder
                                                                                          transactions and the returns based on
o Class B shares are not available as an     o The unmanaged MSCI EUROPE INDEX is a       those net asset values may differ from the
investment for retirement plans maintained   group of European securities tracked by      net asset values and returns reported in
pursuant to Section 401 of the Internal      Morgan Stanley Capital International.        the Financial Highlights.
Revenue Code, including 401(k) plans,
money purchase pension plans and profit      o The unmanaged MSCI EUROPE GROWTH INDEX     o Industry classifications used in this
sharing plans. Plans that had existing       is a subset of the unmanaged MSCI Europe     report are generally according to the
accounts invested in Class B shares prior    Index. The growth portion measures           Global Industry Classification Standard,
to September 30, 2003, will continue to be   performance of companies with higher         which was developed by and is the
allowed to make additional purchases.        price/earnings ratios and higher             exclusive property and a service mark of
                                             forecasted growth values.                    Morgan Stanley Capital International Inc.
o Class R shares are available only to                                                    and Standard & Poor's.
certain retirement plans. Please see the     o The unmanaged LIPPER EUROPEAN FUND INDEX
prospectus for more information.             represents an average of the 30 largest      The Fund provides a complete list of its
                                             European funds tracked by Lipper, Inc., an   holdings four times in each fiscal year,
o Investor Class shares are closed to most   independent mutual fund performance          at the quarter-ends. For the second and
investors. For more information on who may   monitor.                                     fourth quarters, the lists appear in the
continue to invest in the Investor Class                                                  Fund's semiannual and annual reports to
shares, please see the prospectus.           o The unmanaged Standard & Poor's            shareholders. For the first and third
                                             Composite Index of 500 Stocks (the S&P 500   quarters, the Fund files the lists with
PRINCIPAL RISKS OF INVESTING IN THE FUND     --Registered Trademark-- INDEX) is an index  the Securities and Exchange Commission
                                             of common stocks frequently used as a        (SEC) on Form N-Q. The most recent list of
o International investing presents certain   general measure of U.S. stock market         portfolio holdings is available at
risks not associated with investing solely   performance.                                 AIMinvestments.com. From our home page,
in the United States. These include risks                                                 click on Products & Performance, then
relating to fluctuations in the value of     o The unmanaged MSCI WORLD INDEX is a        Mutual Funds, then Fund Overview. Select
the U.S. dollar relative to the values of    group of global securities tracked by        your Fund from the drop-down menu and
other currencies, the custody arrangements   Morgan Stanley Capital International.        click on Complete Quarterly Holdings.
made for the Fund's foreign holdings,                                                     Shareholders can also look up the Fund's
differences in accounting, political risks   o The Fund is not managed to track the       Forms N-Q on the SEC's Web site at
and the lesser degree of public              performance of any particular index,         sec.gov. And copies of the Fund's Forms
information required to be provided by       including the indexes defined here, and      N-Q may be reviewed and copied at the
non U.S. companies.                          consequently, the performance of the Fund    SEC's Public Reference Room at 450 Fifth
                                             may deviate significantly from the           Street, N.W., Washington, D.C. 20549-0102.
o Investing in a single-sector or            performance of the indexes.                  You can obtain information on the
single-region mutual fund involves greater                                                operation of the Public Reference
risk and potential reward than investing     o A direct investment cannot be made in an   Room, including information about
in a more diversified fund.                  index. Unless otherwise indicated, index     duplicating fee charges, by calling
                                             results include reinvested dividends, and    202-942-8090 or 800-732-0330, or by
o Although the fund's return during          they do not reflect sales charges.           electronic request at the following e-mail
certain periods was positively impacted by   Performance of an index of funds reflects    address: publicinfo@sec.gov. The SEC file
its investments in initial public            fund expenses; performance of market index   numbers for the Fund are 811-06463 and
offerings (IPO's), there can be no           does not.                                    33-44611.
assurance that the fund will have
favorable IPO investment opportunities in    OTHER INFORMATION                            A description of the policies and
the future.                                                                               procedures that the Fund uses to determine
                                             o The returns shown in management's          how to vote proxies relating to portfolio
ABOUT INDEXES USED IN THIS REPORT            discussion of Fund performance are based     securities is available without charge,
                                             on net asset values calculated for           upon request, from our Client Services
o The unmanaged MSCI Europe, Australasia     shareholder transactions. Generally          department at 800-959-4246 or on the AIM
and the Far East Index (the MSCI EAFE        accepted accounting principles require       Web site, AIMinvestments.com. On the home
--Registered Trademark-- INDEX) is a group   adjustments to be made to the net assets     page, scroll down and click on AIM Funds
of foreign securities tracked by Morgan      of the Fund at period end for financial      Proxy Policy. The information is also
Stanley                                      reporting purposes, and as such, the         available on the Securities and Exchange
                                                                                          Commission's Web site, sec.gov.

                                                                                          Information regarding how the Fund voted
                                                                                          proxies related to its portfolio
                                                                                          securities during the 12 months ended June
                                                                                          30, 2005, is available at our Web site. Go
                                                                                          to AIMinvestments.com, access the About Us
                                                                                          tab, click on Required Notices and then
                                                                                          click on Proxy Voting Activity. Next,
                                                                                          select the Fund from the drop-down menu.
                                                                                          The information is also available on the
                                                                                          Securities and Exchange Commission's Web
                                                                                          site, sec.gov.

=======================================================================================   ==========================================

THIS REPORT MUST BE ACCOMPANIED OR PRECEDED BY A CURRENTLY EFFECTIVE FUND PROSPECTUS,     Fund NASDAQ Symbols
WHICH CONTAINS MORE COMPLETE INFORMATION, INCLUDING SALES CHARGES AND EXPENSES.
INVESTORS SHOULD READ IT CAREFULLY BEFORE INVESTING.                                      Class A Shares                       AEDAX
                                                                                          Class B Shares                       AEDBX
=======================================================================================   Class C Shares                       AEDCX
                                                                                          Class R Shares                       AEDRX
                                                                                          Investor Class Shares                EGINX

                                                                                          ==========================================


NOT FDIC INSURED  MAY LOSE VALUE  NO BANK GUARANTEE

AIMinvestments.com

AIM EUROPEAN GROWTH FUND


                    DEAR FELLOW AIM FUNDS SHAREHOLDERS:

                    The fiscal year covered by this report was quite good to
                    equity investors. Domestically, the broad-based S&P 500
                    Index returned 8.72%. Globally, Morgan Stanley's MSCI World
                    Index rose 13.27%. Much of this good performance, though,
      [GRAHAM       was attained early in the fiscal year as virtually every
       PHOTO]       equity index declined during October of 2005. Concern about the inflationary potential of rising energy costs was frequently cited as a major cause of market weakness.

                       Within the indexes, there was considerable variability in
                    the performance of different sectors and markets. Domestically, energy sector performance far outpaced that of
  ROBERT H. GRAHAM  the other sectors in the S&P 500 Index, reflecting rising oil and gas prices. Overseas, emerging markets produced more attractive results than did developed markets, at least in part because emerging markets tend to be more closely tied to the performance of natural resources and commodities.

                       One could make a strong argument for global
                    diversification of a stock portfolio using the performance data for the fiscal year ended October 31, 2005. Of course, your financial advisor is the person most qualified to help you decide whether such diversification is appropriate for you.

                       For a discussion of the specific market conditions that
    [WILLIAMSON     affected your Fund and how your Fund was managed during the
       PHOTO]       fiscal year, please turn to Page 3.

                    NEW INFORMATION IN THIS REPORT

                    We would like to call your attention to two new elements in this report. First, on Page 2, is a message from Bruce Crockett, the independent Chair of the Board of Trustees of
 MARK H. WILLIAMSON the AIM Funds. We first introduced you to Mr. Crockett in the annual report on your Fund dated October 31, 2004. Mr. Crockett has been on our Funds' Board since 1992; he assumed his responsibilities as Chair in October 2004.

                       Mr. Crockett plans to keep AIM shareholders informed of
                    the work of the Board regularly via letters in the Fund reports. We certainly think this is a valuable addition to the reports. The Board is charged with looking out for the interests of shareholders, and Mr. Crockett's letter provides insight into some of the many issues the Board addresses in governing your Fund.

                       One of the most important decisions the Board makes each
                    year is whether to approve the advisory agreement your Fund has with AIM. Essentially, this agreement hires AIM to manage the assets in your Fund. A discussion of the factors the Board considered in reviewing the agreement is the second new element in the report, and we encourage you to read it. It appears on Pages 8 and 9.

                       Further information about the markets, your Fund, and
                    investing in general is always available on our widely acclaimed Web site, AIMinvestments.com. We invite you to visit it frequently.

                       We at AIM remain committed to building solutions to help
                    you meet your investment goals. We thank you for your continued participation in AIM Investments --Registered Trademark--. If you have any questions, please contact our award-winning Client Service representatives at 800-959-4246. We are happy to be of help.


                    Sincerely,

                    /S/ ROBERT H. GRAHAM         /S/ MARK H. WILLIAMSON

                    Robert H. Graham             Mark H. Williamson
                    President & Vice Chair,      President, A I M Advisors, Inc.
                    AIM Funds

                    December 15, 2005


                    AIM Investments is a registered service mark of A I M Management Group Inc. A I M Advisors, Inc. and A I M Capital Management, Inc. are the investment advisors. A I M Distributors, Inc. is the distributor for the retail funds represented by AIM Investments.

AIM EUROPEAN GROWTH FUND


                    Dear AIM Funds Shareholders:

                    As independent Chair of the Board of Trustees of the AIM Funds, I'm writing to report on the work being done by your Board.

                       At our most recent meeting in June 2005, your Board
                    approved voluntary fee reductions from A I M Advisors, Inc.
     [CROCKETT      (AIM) that save shareholders approximately $20.8 million
       PHOTO]       annually, based on asset levels as of March 31, 2005. The
                    majority of these expense reductions, which took effect July
                    1, 2005, will be achieved by a permanent reduction to 0.25% of the Rule 12b-1 fees on Class A and Class A3 shares of those AIM Funds that previously charged these fees at a higher rate.

                       Our June meeting, which was the culmination of more than
                    two and one-half months of review and discussions, took place over a three-day period. The meeting included your
 BRUCE L. CROCKETT  Board's annual comprehensive evaluation of each fund's advisory agreement with AIM. After this evaluation, in which questions about fees, performance and operations were addressed by AIM, your Board approved all advisory agreements for the year beginning July 1, 2005. You can find information on the factors considered and conclusions reached by your Board in its evaluation of each fund's advisory agreement at AIMinvestments.com. (Go to "Products & Performance" and click on "Investment Advisory Agreement Renewals.") The advisory agreement information about your Fund is also included in this annual report on Pages 8 and
                    9. I encourage you to review it.

                       Together with monitoring fund expenses, fund performance
                    is your Board's priority. Our initial goal is to work with AIM to bring about improvement in every AIM Fund that has been underperforming its category.

                       Your Board has a well-defined process and structure for
                    monitoring all funds and identifying and assisting AIM in improving underperforming funds. Our Investments Committee--which functions along with Audit, Governance, Valuation and Compliance Committees--is the only one of these five standing committees to include all 14 independent Board members. Further, our Investments Committee is divided into three underlying subcommittees, each responsible for, among other things, reviewing the performance, fees and expenses of the funds that have been assigned to it.

                       At subcommittee meetings, held throughout the year, the
                    performance of every AIM Fund is evaluated. If a fund has underperformed its peer group for a meaningful period, we work closely with AIM to discover the causes and help develop the right responses. In some cases, AIM may determine that a change in portfolio management strategy or portfolio managers is required. In other cases, where a fund no longer seems viable, it may be merged with a similar fund, being careful to consider the needs of all shareholders affected by the decision. Following AIM's recommendation and your Board's approval, eight funds were recently merged.

                       Be assured that your Board is working closely with the
                    management of AIM to help you reach your investment goals. Should you or your advisor have questions or comments about the governance of AIM Funds, I invite you to write to me at AIM Investments, AIM Investments Tower, 11 Greenway Plaza, Suite 100, Houston, TX 77046. Your Board looks forward to keeping you informed about the governance of your funds.


                    Sincerely,

                    /S/ BRUCE L. CROCKETT


                    Bruce L. Crockett
                    Independent Chair
                    On Behalf of the Board of Trustees
                    AIM Funds

                    December 15, 2005

AIM EUROPEAN GROWTH FUND

MANAGEMENT'S DISCUSSION                                                                   investment process regardless of the
OF FUND PERFORMANCE                                                                       macroeconomic environment.

=======================================================================================      We do not hedge currencies because we
                                                                                          believe currency exposure increases the
PERFORMANCE SUMMARY                          ==========================================   diversification benefit of international
                                                                                          investing.
Despite higher oil prices, most world        FUND VS. INDEXES
equity markets posted positive returns for                                                   We seek to minimize stock-specific risk
the fiscal year. European markets rallied    Total returns, 10/31/04-10/31/05, excluding  by building a portfolio that holds a
amid a low interest rate environment in      applicable sales charges. If sales charges   variety of companies.
the euro zone and increased corporate        were included, returns would be lower.
profits buoyed by restructuring and cost                                                     We believe disciplined sell decisions
cutting measures.                            Class A Shares                      18.74%   are a key determinant of successful
                                             Class B Shares                      17.93    investing. We consider selling a stock for
   As indicated in the table, we are         Class C Shares                      17.92    any one of the following reasons:
pleased to once again reward our             Class R Shares                      18.56
shareholders with double-digit Fund           Investor Class Shares               18.82    o a company's fundamentals deteriorate or
performance. Turn to Pages 6 and 7 for       MSCI EAFE Index                              it posts disappointing earnings
long-term Fund performance. During the       (Broad Market Index)                18.09
fiscal year, we tracked the performance of   MSCI Europe Growth Index                     o a stock's price seems overvalued
our broad market index, while we             (Style-specific Index)              14.98
significantly outperformed our               Lipper European Fund Index                   o a more attractive opportunity is
style-specific index. We attribute our       (Peer Group Index)                  19.99    presented
comparative success to strong stock
selection and our sizeable position in       Source: Lipper,Inc.                          MARKET CONDITIONS AND YOUR FUND
small- and
                                             ==========================================   During the fiscal year, European equities
                                                                                          continued to underscore the importance of
                                             mid-cap European stocks which outperformed   diversification by once again
                                             during the fiscal year.                      significantly outperforming U.S. equities.
                                                                                          Although returns varied, all countries
=======================================================================================   represented in the MSCI Europe
                                                                                          Index--considered representative of
HOW WE INVEST                                o strong cash flow generation (dividends,    European stocks--posted gains for the
                                             share buybacks)                              fiscal year in local currencies.
We believe that earnings drive stock
prices and that companies generating         o high return on invested capital               Norway, an oil exporting country, was
substantial, repeatable, above average                                                    one of the best performing European
earnings growth should provide long-term     o reasonable prices with low valuations      markets driven by higher energy prices.
growth of capital.                                                                        Despite an indecisive election result,
                                                We use a systematic, stock-by stock       German markets posted positive returns as
   Therefore, when selecting stocks for      approach, focusing on strengths of           German companies have become more
your Fund we look for European companies     individual companies, rather than sector     aggressive in their restructuring efforts
with the following attributes:               or country trends. Our goal is a             and negotiations with labor unions.
                                             well-diversified, reasonably priced,
o accelerating earnings and revenues         quality portfolio. We adhere to our                                         (continued)

==========================================   ==========================================   ==========================================

PORTFOLIO COMPOSITION                        TOP 5 COUNTRIES*                             TOP 10 EQUITY HOLDINGS*
By sector
                                              1. United Kingdom                   20.6%    1. Anglo Irish Bank Corp. PLC
               [PIE CHART]                    2. France                           16.3        (Ireland)                         2.7%
                                              3. Germany                           8.4     2. OTP Bank Rt. (Hungary)            2.3
Financials                           18.7%    4. Switzerland                       7.8     3. Puma A.G. Rudolf Dassler Sport
Industrials                          15.6%    5. Spain                             6.0        (Germany)                         2.2
Consumer Staples                     11.0%                                                 4. Eni S.p.A. (Italy)                2.1
Energy                               10.0%   TOTAL NET ASSETS           $911.4 million     5. Total S.A. (France)               2.0
Health Care                           7.1%                                                 6. Imperial Tobacco Group PLC
Materials                             4.1%   TOTAL NUMBER OF HOLDINGS*              94        (United Kingdom)                  2.0
Utilities                             3.7%                                                 7. Enterprise Inns PLC
Telecommunication Services            2.0%                                                    (United Kingdom)                  1.9
Information Technology                1.1%                                                 8. Roche Holding A.G. (Switzerland)  1.8
Money Market Funds Plus                                                                    9. BNP Paribas S.A. (France)         1.7
Other Assets Less Liabilities         5.1%                                                10. Grupo Ferrovial,S.A. (Spain)      1.7
Consumer Discretionary               21.6%

The Fund's holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.

*Excluding money market fund holdings.

==========================================   ==========================================   ==========================================

AIM EUROPEAN GROWTH FUND


   Economic growth remained muted            outperformed large-cap stocks during the                         JASON T. HOLZER,
throughout the region. The European          fiscal year. Approximately 65% of our              [HOLZER       Chartered Financial
Central Bank (ECB) kept overnight interest   portfolio was in small- and mid-cap stocks          PHOTO]       Analyst, senior
rates at 2.0%. Meanwhile the Bank of         as of the close of the reporting period.                         portfolio manager, is
England which raised rates in 2004, cut                                                                       lead manager of AIM
rates by 25 basis points (100 basis points      Given strong Fund performance we have     European Growth Fund with respect to the
= 1 percent) in August citing subdued        few detractors to report. Although overall   Fund's small and mid-cap investments. Mr.
consumer spending and investment growth.     Fund holdings in the U.K. produced           Holzer joined AIM in 1996. He received a
Both the euro and British pound              positive returns, NEXT PLC, a long-time      B.A. in quantitative economics and an M.S.
depreciated against the U.S. dollar during   Fund holding, proved a detractor. The        in engineering-economic systems from
the fiscal year--good news for European      stock declined due to slower retail growth   Stanford University.
exporters but a detriment to U.S.-based      in the U.K. as consumers responded to rate
investors whose stock returns were reduced   hikes by the Bank of England last year.                          CLAS G. OLSSON, senior
when translated back into U.S. dollars.      The downdraft in consumer spending finally         [OLSSON       portfolio manager and
                                             caught up to the stock and although we              PHOTO]       head of AIM's
   During the fiscal year, Fund              still believe this is a top European                             International
performance was broadly based with           company, we sold our position during the                         Investment Management
investments in many countries contributing   fiscal year                                  Unit, is lead manager of AIM European
to returns. In France, Spain and the                                                      Growth Fund with respect to the Fund's
Netherlands, hybrid industrial companies--      Foreign exchange was another detractor.   large cap investments. Mr. Olsson joined
Vinci S.A., Grupo Ferrovial S.A. and BAM     As mentioned earlier, both the euro and      AIM in 1994. Mr. Olsson became a
Groep N.V.--were top performers. We find     pound depreciated during the fiscal year     commissioned naval officer at the Royal
these companies attractive as we believe     as the U.S. dollar gained strength. As we    Swedish Naval Academy in 1988. He also
the market has underpriced them in the       do not hedge currencies--we buy stocks in    received a B.B.A. from The University of
past, because many analysts view these       their local currency and then translate      Texas at Austin.
companies on a simplistic PE                 that value back into dollars for the
(price-to-earnings) manner, while ignoring   Fund--foreign currency depreciation proved                       MATTHEW W. DENNIS,
long-term concession activities whose        a drag on Fund performance.                        [DENNIS       Chartered Financial
earnings are back-end loaded.                                                                    PHOTO]       Analyst, portfolio
                                             IN CLOSING                                                       manager, is manager of
   Not surprisingly, energy was the best                                                                      AIM European Growth
performing sector world-wide. We believed    European markets once again outperformed     Fund. He has been in the investment
there were a variety of themes in the        U.S. markets. In our opinion, low interest   business since 1994. Mr. Dennis received a
energy arena and we therefore owned a        rates in the euro zone, structured reform    B.A. in economics from The University of
variety of different types of                efforts throughout Europe and increased      Texas at Austin. He also earned an M.S. in
energy-related companies including:          private equity takeovers continue to         finance from Texas A&M University.
integrated oil and gas, oil and gas          support European markets and make Europe a
equipment and services, and refining and     compelling investment arena. We are                              BORGE ENDRESEN,
drilling. In addition, we believe some oil   pleased to provide shareholders with              [ENDERSEN      Chartered Financial
companies have underlying drivers beyond     positive Fund returns for the fiscal year           PHOTO]       Analyst, portfolio
rising commodity prices. For instance,       and thank you for your continued support                         manager, is manager
Total S.A. (France) and Eni S.p.A. (Italy)   in AIM European Growth Fund.                                     of AIM European Growth
are companies that have strong production                                                 Fund. He joined AIM in 1999 and graduated
growth relative to peers as well as          The views and opinions expressed in          summa cum laude from the University of
attractive valuations--characteristics we    management's discussion of Fund              Oregon with a B.S. in finance. He also
believe can lead to strong long-term         performance are those of A I M Advisors,     earned an M.B.A. from The University of
performance.                                 Inc. These views and opinions are subject    Texas at Austin.
                                             to change at any time based on factors
   Our largest sector weights are in         such as market and economic conditions.                          RICHARD NIELD,
consumer discretionary and financials.       These views and opinions may not be relied          [NIELD       Chartered Financial
Consumer stocks contributed the most to      upon as investment advice or                        PHOTO]       Analyst, portfolio
Fund performance, while financials also      recommendations, or as an offer for a                            manager, is manager of
did well with long-time Fund holding Anglo   particular security. The information is                          AIM European Growth
Irish Bank and Hungary-based OTP Bank Rt.,   not a complete analysis of every aspect of   Fund. Mr. Nield joined AIM in 2000. He
both top five contributors.                  any market, country, industry, security or   earned a bachelor of commerce degree in
                                             the Fund. Statements of fact are from        finance and international business from
   We believe a strong competitive           sources considered reliable, but A I M       McGill University in Montreal, Canada.
advantage we have is our flexibility to      Advisors, Inc. makes no representation or
choose stocks among market                   warranty as to their completeness or         Assisted by Europe/Canada Team
capitalizations. European small- and         accuracy. Although historical performance
mid-cap stocks significantly                 is no guarantee of future results, these               [RIGHT ARROW GRAPHIC]
                                             insights may help you understand our
                                             investment management philosophy.            FOR A PRESENTATION OF YOUR FUND'S
                                                                                          LONG-TERM PERFORMANCE, PLEASE SEE PAGES 6
                                                    See important Fund and index          AND 7.
                                                  disclosures inside front cover.

AIM EUROPEAN GROWTH FUND

Calculating your ongoing Fund expenses


EXAMPLE                                      estimate the expenses that you paid over        The hypothetical account values and
                                             the period. Simply divide your account       expenses may not be used to estimate the
As a shareholder of the Fund, you incur      value by $1,000 (for example, an $8,600      actual ending account balance or expenses
two types of costs: (1) transaction costs,   account value divided by $1,000 = 8.6),      you paid for the period. You may use this
which may include sales charges (loads) on   then multiply the result by the number in    information to compare the ongoing costs
purchase payments; contingent deferred       the table under the heading entitled         of investing in the Fund and other funds.
sales charges on redemptions; and            "Actual Expenses Paid During Period" to      To do so, compare this 5% hypothetical
redemption fees, if any; and (2) ongoing     estimate the expenses you paid on your       example with the 5% hypothetical examples
costs, including management fees;            account during this period.                  that appear in the shareholder reports of
distribution and/or service fees (12b-1);                                                 the other funds.
and other Fund expenses. This example is     HYPOTHETICAL EXAMPLE FOR
intended to help you understand your         COMPARISON PURPOSES                             Please note that the expenses shown in
ongoing costs (in dollars) of investing in                                                the table are meant to highlight your
the Fund and to compare these costs with     The table below also provides information    ongoing costs only and do not reflect any
ongoing costs of investing in other mutual   about hypothetical account values and        transactional costs, such as sales charges
funds. The example is based on an            hypothetical expenses based on the Fund's    (loads) on purchase payments, contingent
investment of $1,000 invested at the         actual expense ratio and an assumed rate     deferred sales charges on redemptions, and
beginning of the period and held for the     of return of 5% per year before expenses,    redemption fees, if any. Therefore, the
entire period May 1, 2005, through October   which is not the Fund's actual return. The   hypothetical information is useful in
31, 2005.                                    Fund's actual cumulative total returns at    comparing ongoing costs only, and will not
                                             net asset value after expenses for the six   help you determine the relative total
ACTUAL EXPENSES                              months ended October 31, 2005, appear in     costs of owning different funds. In
                                             the table "Cumulative Total Returns" on      addition, if these transactional costs
The table below provides information about   Page 7.                                      were included, your costs would have been
actual account values and actual expenses.                                                higher.
You may use the information in this table,
together with the amount you invested, to

====================================================================================================================================

                                                       ACTUAL                                   HYPOTHETICAL
                                                                                     (5% annual return before expenses)

                      BEGINNING            ENDING               EXPENSES        ENDING             EXPENSES          ANNUALIZED
 SHARE              ACCOUNT VALUE       ACCOUNT VALUE          PAID DURING   ACCOUNT VALUE        PAID DURING          EXPENSE
 CLASS                (5/01/05)         (10/31/05)(1)          PERIOD(2,3)     (10/31/05)         PERIOD(2,4)           RATIO
   A                  $1,000.00           $1,063.60              $ 8.74         $1,016.74           $ 8.54              1.68%
   B                   1,000.00            1,059.60               12.46          1,013.11            12.18              2.40
   C                   1,000.00            1,059.50               12.46          1,013.11            12.18              2.40
   R                   1,000.00            1,062.40                9.88          1,015.63             9.65              1.90
Investor               1,000.00            1,063.70                8.58          1,016.89             8.39              1.65

(1) The actual ending account value is based on the actual total return of the Fund for the period May 1, 2005, through October 31,
    2005, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund's expense ratio and a hypothetical annual return of 5% before expenses. The Fund's actual cumulative total returns at net asset value after expenses for the six months ended October 31, 2005, appear in the table "Cumulative Total Returns" on Page 7.

(2) Expenses are equal to the Fund's annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half year. Effective on July 1, 2005, the distributor contractually agreed to reduce rule 12b-1 plan fees for Class A shares to 0.25%. The annualized expense ratio restated as if this agreement had been in effect throughout the entire most recent fiscal half year is 1.65% for the Class A shares.

(3) The actual expenses paid restated as if the change discussed above had been in effect throughout the entire most recent fiscal half year are $8.58 for the Class A shares.

(4) The hypothetical expenses paid restated as if the change discussed above had been in effect throughout the entire most recent fiscal half year are $8.39 for the Class A shares.

====================================================================================================================================

                                                                                          [ARROW
                                                                                          BUTTON   For More Information Visit
                                                                                          IMAGE]    AIMinvestments.com

AIM EUROPEAN GROWTH FUND


YOUR FUND'S LONG-TERM PERFORMANCE


RESULTS OF A $10,000 INVESTMENT

Fund data from 11/3/97, index data from 10/31/97


                                                          [MOUNTAIN CHART]


                AIM EUROPEAN GROWTH     AIM EUROPEAN GROWTH    AIM EUROPEAN GROWTH    LIPPER EUROPEAN    MSCI EAFE     MSCI EUROPE
DATE            FUND-CLASS A SHARES     FUND-CLASS B SHARES    FUND-CLASS C SHARES       FUND INDEX        INDEX       GROWTH INDEX

10/31/97             $ 9450                  $10000                   $10000               $10000          $10000         $10000
   11/97               9233                    9770                     9770                10075            9898          10139
   12/97               9592                   10150                    10150                10309            9984          10508
    1/98              10026                   10600                    10600                10694           10441          10964
    2/98              10972                   11590                    11590                11575           11111          11898
    3/98              12172                   12850                    12850                12451           11453          12431
    4/98              12910                   13609                    13609                12738           11544          12652
    5/98              13789                   14529                    14538                13058           11488          12882
    6/98              13855                   14599                    14608                13097           11575          13172
    7/98              14535                   15298                    15308                13346           11692          13270
    8/98              12551                   13197                    13198                11419           10244          11889
    9/98              11842                   12457                    12458                10779            9929          11415
   10/98              12248                   12867                    12878                11533           10965          12436
   11/98              12900                   13546                    13558                12190           11526          13065
   12/98              13489                   14156                    14168                12758           11981          13940
    1/99              14322                   15025                    15038                12985           11946          14004
    2/99              13593                   14245                    14257                12605           11661          13455
    3/99              13063                   13685                    13697                12640           12148          13166
    4/99              13195                   13815                    13818                13002           12640          13029
    5/99              12797                   13386                    13388                12530           11989          12536
    6/99              13185                   13786                    13788                12849           12456          12737
    7/99              13904                   14526                    14538                13065           12827          12607
    8/99              14244                   14876                    14878                13171           12873          12802
    9/99              14528                   15167                    15169                13027           13003          12748
   10/99              15530                   16196                    16209                13468           13490          13456
   11/99              18594                   19385                    19399                14404           13959          14279
   12/99              22473                   23404                    23419                16266           15212          16049
    1/00              23676                   24644                    24669                15741           14245          15279
    2/00              29521                   30712                    30728                17911           14628          16493
    3/00              26852                   27914                    27929                17924           15196          16722
    4/00              24130                   25064                    25088                16952           14396          15939
    5/00              23307                   24194                    24218                16609           14044          15194
    6/00              24043                   24944                    24968                17002           14594          15410
    7/00              24375                   25284                    25308                16872           13982          14788
    8/00              25038                   25954                    25979                16936           14103          14519
    9/00              23921                   24775                    24799                16062           13416          13709
   10/00              22323                   23115                    23140                15574           13099          13389
   11/00              20082                   20785                    20810                14740           12608          12682
   12/00              21737                   22475                    22500                15847           13056          13378
    1/01              21528                   22246                    22270                15799           13050          13230
    2/01              19164                   19805                    19821                14466           12071          11777
    3/01              17064                   17617                    17640                13196           11267          10773
    4/01              18001                   18577                    18600                14070           12050          11602
    5/01              17841                   18397                    18419                13528           11624          10917
    6/01              17377                   17917                    17939                12977           11149          10446
    7/01              16970                   17487                    17508                12845           10946          10416
    8/01              17036                   17537                    17559                12516           10669           9959
    9/01              15135                   15568                    15589                11112            9588           9054
   10/01              15627                   16068                    16089                11501            9834           9453
   11/01              15996                   16437                    16450                11999           10196           9896
   12/01              16365                   16807                    16830                12254           10257          10142
    1/02              15958                   16377                    16400                11717            9712           9665
    2/02              16148                   16577                    16591                11725            9780           9735
    3/02              16753                   17187                    17201                12312           10356          10079
    4/02              17028                   17446                    17471                12279           10377           9962
    5/02              17350                   17776                    17791                12286           10509           9777
    6/02              17350                   17765                    17780                11957           10090           9601
    7/02              15401                   15767                    15780                10708            9094           8467
    8/02              15515                   15866                    15879                10636            9074           8406
    9/02              14001                   14306                    14320                 9318            8099           7581
   10/02              14759                   15076                    15091                10032            8534           8263
   11/02              14863                   15176                    15190                10506            8922           8450
   12/02              14779                   15075                    15090                10119            8622           8261
    1/03              14211                   14486                    14500                 9677            8262           7833
    2/03              14097                   14366                    14369                 9308            8072           7599
    3/03              14286                   14555                    14569                 9194            7914           7546
    4/03              15459                   15734                    15739                10350            8689           8457
    5/03              16793                   17084                    17099                11112            9216           8895
    6/03              16728                   17014                    17029                11201            9439           8915
    7/03              16842                   17115                    17129                11415            9667           8938
    8/03              16870                   17144                    17158                11502            9900           8856
    9/03              17825                   18094                    18109                11758           10206           9132
   10/03              18952                   19223                    19248                12502           10842           9681
   11/03              19725                   20003                    20018                13052           11083          10123
   12/03              21163                   21453                    21467                13979           11949          10853
    1/04              22062                   22352                    22367                14387           12118          11049
    2/04              23095                   23383                    23398                14835           12397          11363
    3/04              22838                   23111                    23129                14357           12467          10971
    4/04              22489                   22742                    22759                14128           12185          10820
    5/04              22754                   23001                    23018                14274           12211          10965
    6/04              23218                   23461                    23478                14549           12494          11060
    7/04              22508                   22722                    22748                14040           12088          10689
    8/04              22963                   23172                    23199                14079           12142          10638
    9/04              24079                   24291                    24308                14696           12459          11047
   10/04              24825                   25029                    25047                15216           12884          11424
   11/04              26709                   26909                    26925                16309           13764          12224
   12/04              28133                   28327                    28355                17067           14368          12696
    1/05              28029                   28208                    28224                16871           14104          12401
    2/05              29470                   29647                    29664                17829           14714          12973
    3/05              28618                   28766                    28795                17313           14344          12678
    4/05              27719                   27857                    27873                16867           14007          12468
    5/05              27747                   27868                    27884                16857           14014          12532
    6/05              28324                   28429                    28453                17232           14200          12608
    7/05              29650                   29748                    29773                18074           14635          13076
    8/05              30625                   30708                    30723                18663           15005          13283
    9/05              30824                   30877                    30901                19068           15673          13540
   10/05              29475                   29530                    29540                18258           15215          13135

====================================================================================================================================
                                                                                                                 Source: Lipper,Inc.

The data shown in the chart include             This chart, which is a logarithmic
reinvested distributions, applicable sales   chart, presents the fluctuations in the
charges, Fund expenses and management        value of the Fund and its indexes. We
fees. Results for Class B shares are         believe that a logarithmic chart is more
calculated as if a hypothetical              effective than other types of charts in
shareholder had liquidated his entire        illustrating changes in value during the
investment in the Fund at the close of the   early years shown in the chart. The
reporting period and paid the applicable     vertical axis, the one that indicates the
contingent deferred sales charges. Index     dollar value of an investment, is
results include reinvested dividends, but    constructed with each segment representing
they do not reflect sales charges.           a percent change in the value of the
Performance of an index of funds reflects    investment. In this chart, each segment
fund expenses and management fees;           represents a doubling, or 100% change, in
performance of a market index does not.      the value of the investment. In other
Performance shown in the chart and           words, the space between $5,000 and
table(s) does not reflect deduction of       $10,000 is the same size as the space
taxes a shareholder would pay on Fund        between $10,000 and $20,000 and is the
distributions or sale of Fund shares.        same as that between $20,000 and $40,000.
Performance of the indexes does not
reflect the effects of taxes.

AIM EUROPEAN GROWTH FUND

==========================================   ==========================================   ==========================================

AVERAGE ANNUAL TOTAL RETURNS                 AVERAGE ANNUAL TOTAL RETURNS                 CUMULATIVE TOTAL RETURNS

As of 10/31/05, including applicable sales   As of 9/30/05, most recent calendar          6 months ended 10/31/05, excluding
charges                                      quarter-end, including applicable sales      applicable sales charges
                                             charges
CLASS A SHARES                                                                            Class A Shares                       6.36%
Inception (11/3/97)                 14.48%   CLASS A SHARES                               Class B Shares                       5.96
 5 Years                             4.53    Inception (11/3/97)                 15.30%   Class C Shares                       5.95
 1 Year                             12.20     5 Years                             4.01    Class R Shares                       6.24
                                              1 Year                             20.98    Investor Class Shares                6.37
CLASS B SHARES
Inception (11/3/97)                 14.51%   CLASS B SHARES
 5 Years                             4.69    Inception (11/3/97)                 15.33%   ==========================================
 1 Year                             12.93     5 Years                             4.17
                                              1 Year                             22.12
CLASS C SHARES
Inception (11/3/97)                 14.51%   CLASS C SHARES
 5 Years                             5.00    Inception (11/3/97)                 15.34%
 1 Year                             16.92     5 Years                             4.50
                                              1 Year                             26.15
CLASS R SHARES
Inception                           15.11%   CLASS R SHARES
 5 Years                             5.54    Inception                           15.94%
 1 Year                             18.56     5 Years                             5.02
                                              1 Year                             27.72
INVESTOR CLASS SHARES
Inception                           15.31%   INVESTOR CLASS SHARES
 5 Years                             5.74    Inception                           16.14%
 1 Year                             18.82     5 Years                             5.22
                                              1 Year                             28.11


==========================================   ==========================================

CLASS R SHARES' INCEPTION DATE IS JUNE 3,       THE PERFORMANCE DATA QUOTED REPRESENT     THE SEVENTH YEAR. THE CDSC ON CLASS C
2002. RETURNS SINCE THAT DATE ARE            PAST PERFORMANCE AND CANNOT GUARANTEE        SHARES IS 1% FOR THE FIRST YEAR AFTER
HISTORICAL RETURNS. ALL OTHER RETURNS ARE    COMPARABLE FUTURE RESULTS; CURRENT           PURCHASE.
BLENDED RETURNS OF HISTORICAL CLASS R        PERFORMANCE MAY BE LOWER OR HIGHER. PLEASE
SHARE PERFORMANCE AND RESTATED CLASS A       VISIT AIMINVESTMENTS.COM FOR THE MOST           CLASS R SHARES DO NOT HAVE A FRONT-END
SHARE PERFORMANCE (FOR PERIODS PRIOR TO      RECENT MONTH-END PERFORMANCE. PERFORMANCE    SALES CHARGE; RETURNS SHOWN ARE NET ASSET
THE INCEPTION DATE OF CLASS R SHARES) AT     FIGURES REFLECT REINVESTED DISTRIBUTIONS,    VALUE AND DO NOT REFLECT A  0.75% CDSC
NET ASSET VALUE, ADJUSTED TO REFLECT THE     CHANGES IN NET ASSET VALUE AND THE EFFECT    THAT MAY BEIMPOSED ON TOTAL REDEMPTION OF
HIGHER RULE 12b-1 FEES APPLICABLE TO CLASS   OF THE MAXIMUM SALES CHARGE UNLESS           RETIREMENT PLAN ASSETS WITHIN THE FIRST
R SHARES. CLASS A SHARES' INCEPTION DATE     OTHERWISE STATED. INVESTMENT RETURN AND      YEAR. INVESTOR CLASS SHARES DO NOT HAVE A
IS NOVEMBER 3, 1997.                         PRINCIPAL VALUE WILL FLUCTUATE SO THAT YOU   FRONT-END SALES CHARGE OR A CDSC;
                                             MAY HAVE A GAIN OR LOSS WHEN YOU SELL        THEREFORE, PERFORMANCE IS AT NET ASSET
   INVESTOR CLASS SHARES' INCEPTION DATE     SHARES.                                      VALUE.
IS SEPTEMBER 30, 2003. RETURNS SINCE THAT
DATE ARE HISTORICAL RETURNS. ALL OTHER          CLASS A SHARE PERFORMANCE REFLECTS THE       THE PERFORMANCE OF THE FUND'S SHARE
RETURNS ARE BLENDED RETURNS OF HISTORICAL    MAXIMUM 5.50% SALES CHARGE, AND CLASS B      CLASSES WILL DIFFER DUE TO DIFFERENT SALES
INVESTOR CLASS SHARE PERFORMANCE AND         AND CLASS C SHARE PERFORMANCE REFLECTS THE   CHARGE STRUCTURES AND CLASS EXPENSES.
RESTATED CLASS A SHARE PERFORMANCE (FOR      APPLICABLE CONTINGENT DEFERRED SALES
PERIODS PRIOR TO THE INCEPTION DATE OF       CHARGE (CDSC) FOR THE PERIOD INVOLVED. THE      A REDEMPTION FEE OF 2% WILL BE IMPOSED
INVESTOR CLASS SHARES) AT NET ASSET VALUE    CDSC ON CLASS B SHARES DECLINES FROM 5%      ON CERTAIN REDEMPTIONS OR EXCHANGES OUT OF
AND REFLECT THE HIGHER RULE 12b-1 FEES       BEGINNING AT THE TIME OF PURCHASE TO 0% AT   THE FUND WITHIN 30 DAYS OF PURCHASE.
APPLICABLE TO CLASS A SHARES. CLASS A        THE BEGINNING OF                             EXCEPTIONS TO THE REDEMPTION FEE ARE
SHARES' INCEPTION DATE IS NOVEMBER 3,                                                     LISTED IN THE FUND'S PROSPECTUS.
1997.

AIM EUROPEAN GROWTH FUND


APPROVAL OF INVESTMENT ADVISORY AGREEMENT AND
SUMMARY OF INDEPENDENT WRITTEN FEE EVALUATION

The Board of Trustees of AIM International   o The quality of services to be provided     fee rate for the Fund under the Advisory
Mutual Funds (the "Board") oversees the      by AIM. The Board reviewed the credentials   Agreement was fair and reasonable.
management of AIM European Growth Fund       and experience of the officers and
(the "Fund") and, as required by law,        employees of AIM who will provide
determines annually whether to approve the   investment advisory services to the Fund.    o Fees relative to those of comparable
continuance of the Fund's advisory           In reviewing the qualifications of AIM to    funds with other advisors. The Board
agreement with A I M Advisors, Inc.          provide investment advisory services, the    reviewed the advisory fee rate for the
("AIM"). Based upon the recommendation of    Board reviewed the qualifications of AIM's   Fund under the Advisory Agreement. The
the Investments Committee of the Board,      investment personnel and considered such     Board compared effective contractual
which is comprised solely of independent     issues as AIM's portfolio and product        advisory fee rates at a common asset level
trustees, at a meeting held on June 30,      review process, various back office          and noted that the Fund's rate was above
2005, the Board, including all of the        support functions provided by AIM and        the median rate of the funds advised by
independent trustees, approved the           AIM's equity and fixed income trading        other advisors with investment strategies
continuance of the advisory agreement (the   operations. Based on the review of these     comparable to those of the Fund that the
"Advisory Agreement") between the Fund and   and other factors, the Board concluded       Board reviewed. The Board noted that AIM
AIM for another year, effective July 1,      that the quality of services to be           has agreed to waive advisory fees of the
2005.                                        provided by AIM was appropriate and that     Fund, as discussed below. Based on this
                                             AIM currently is providing satisfactory      review, the Board concluded that the
   The Board considered the factors          services in accordance with the terms of     advisory fee rate for the Fund under the
discussed below in evaluating the fairness   the Advisory Agreement.                      Advisory Agreement was fair and
and reasonableness of the Advisory                                                        reasonable.
Agreement at the meeting on June 30, 2005    o The performance of the Fund relative to
and as part of the Board's ongoing           comparable funds. The Board reviewed the     o Expense limitations and fee waivers. The
oversight of the Fund. In their              performance of the Fund during the past      Board noted that AIM has contractually
deliberations, the Board and the             one, three and five calendar years against   agreed to waive advisory fees of the Fund
independent trustees did not identify any    the performance of funds advised by other    through December 31, 2009 to the extent
particular factor that was controlling,      advisors with investment strategies          necessary so that the advisory fees
and each trustee attributed different        comparable to those of the Fund. The Board   payable by the Fund do not exceed a
weights to the various factors.              noted that the Fund's performance in such    specified maximum advisory fee rate, which
                                             periods was above the median performance     maximum rate includes breakpoints and is
   One of the responsibilities of the        of such comparable funds. Based on this      based on net asset levels. The Board
Senior Officer of the Fund, who is           review, the Board concluded that no          considered the contractual nature of this
independent of AIM and AIM's affiliates,     changes should be made to the Fund and       fee waiver and noted that it remains in
is to manage the process by which the        that it was not necessary to change the      effect until December 31, 2009. The Board
Fund's proposed management fees are          Fund's portfolio management team at this     considered the effect this fee waiver
negotiated to ensure that they are           time.                                        would have on the Fund's estimated
negotiated in a manner which is at arm's                                                  expenses and concluded that the levels of
length and reasonable. To that end, the      o The performance of the Fund relative to    fee waivers/expense limitations for the
Senior Officer must either supervise a       indices. The Board reviewed the              Fund were fair and reasonable.
competitive bidding process or prepare an    performance of the Fund during the past
independent written evaluation. The Senior   one, three and five calendar years against   o Breakpoints and economies of scale. The
Officer has recommended an independent       the performance of the Lipper European       Board reviewed the structure of the Fund's
written evaluation in lieu of a              Fund Index. The Board noted that the         advisory fee under the Advisory Agreement,
competitive bidding process and, upon the    Fund's performance in such periods was       noting that it includes one breakpoint.
direction of the Board, has prepared such    above the performance of such Index. Based   The Board reviewed the level of the Fund's
an independent written evaluation. Such      on this review, the Board concluded that     advisory fees, and noted that such fees,
written evaluation also considered certain   no changes should be made to the Fund and    as a percentage of the Fund's net assets,
of the factors discussed below. In           that it was not necessary to change the      have decreased as net assets increased
addition, as discussed below, the Senior     Fund's portfolio management team at this     because the Advisory Agreement includes a
Officer made certain recommendations to      time.                                        breakpoint. The Board noted that AIM has
the Board in connection with such written                                                 contractually agreed to waive advisory
evaluation.                                  o Meeting with the Fund's portfolio          fees of the Fund through December 31, 2009
                                             managers and investment personnel. With      to the extent necessary so that the
   The discussion below serves as a          respect to the Fund, the Board is meeting    advisory fees payable by the Fund do not
summary of the Senior Officer's              periodically with such Fund's portfolio      exceed a specified maximum advisory fee
independent written evaluation and           managers and/or other investment personnel   rate, which maximum rate includes
recommendations to the Board in connection   and believes that such individuals are       breakpoints and is based on net asset
therewith, as well as a discussion of the    competent and able to continue to carry      levels. The Board concluded that the
material factors and the conclusions with    out their responsibilities under the         Fund's fee levels under the Advisory
respect thereto that formed the basis for    Advisory Agreement.                          Agreement therefore reflect economies of
the Board's approval of the Advisory                                                      scale and that it was not necessary to
Agreement. After consideration of all of     o Overall performance of AIM. The Board      change the advisory fee breakpoints in the
the factors below and based on its           considered the overall performance of AIM    Fund's advisory fee schedule.
informed business judgment, the Board        in providing investment advisory and
determined that the Advisory Agreement is    portfolio administrative services to the     o Investments in affiliated money market
in the best interests of the Fund and its    Fund and concluded that such performance     funds. The Board also took into account
shareholders and that the compensation to    was satisfactory.                            the fact that uninvested cash and cash
AIM under the Advisory Agreement is fair                                                  collateral from securities lending
and reasonable and would have been           o Fees relative to those of clients of AIM   arrangements (collectively, "cash
obtained through arm's length                with comparable investment strategies. The   balances") of the Fund may be invested in
negotiations.                                Board reviewed the advisory fee rate for     money market funds advised by AIM pursuant
                                             the Fund under the Advisory Agreement. The   to the terms of an SEC exemptive order.
o The nature and extent of the advisory      Board noted that this rate was lower than    The Board found that the Fund may realize
services to be provided by AIM. The Board    the advisory fee rates for one offshore      certain benefits upon investing cash
reviewed the services to be provided by      fund for which an AIM affiliate serves as    balances in AIM advised money market
AIM under the Advisory Agreement. Based on   advisor with investment strategies           funds, including a higher net return,
such review, the Board concluded that the    comparable to those of the Fund. The Board   increased liquidity, increased
range of services to be provided by AIM      noted that AIM has agreed to waive           diversification or decreased transaction
under the Advisory Agreement was             advisory fees of the Fund, as discussed      costs. The Board also found that
appropriate and that AIM currently is        below. Based on this review, the Board
providing services in accordance with the    concluded that the advisory
terms of the Advisory Agreement.                                                                                         (continued)

AIM EUROPEAN GROWTH FUND


the Fund will not receive reduced services   o AIM's financial soundness in light of
if it invests its cash balances in such      the Fund's needs. The Board considered
money market funds. The Board noted that,    whether AIM is financially sound and has
to the extent the Fund invests in            the resources necessary to perform its
affiliated money market funds, AIM has       obligations under the Advisory Agreement,
voluntarily agreed to waive a portion of     and concluded that AIM has the financial
the advisory fees it receives from the       resources necessary to fulfill its
Fund attributable to such investment. The    obligations under the Advisory Agreement.
Board further determined that the proposed
securities lending program and related       o Historical relationship between the Fund
procedures with respect to the lending       and AIM. In determining whether to
Fund is in the best interests of the         continue the Advisory Agreement for the
lending Fund and its respective              Fund, the Board also considered the prior
shareholders. The Board therefore            relationship between AIM and the Fund, as
concluded that the investment of cash        well as the Board's knowledge of AIM's
collateral received in connection with the   operations, and concluded that it was
securities lending program in the money      beneficial to maintain the current
market funds according to the procedures     relationship, in part, because of such
is in the best interests of the lending      knowledge. The Board also reviewed the
Fund and its respective shareholders.        general nature of the non-investment
                                             advisory services currently performed by
o Independent written evaluation and         AIM and its affiliates, such as
recommendations of the Fund's Senior         administrative, transfer agency and
Officer. The Board noted that, upon their    distribution services, and the fees
direction, the Senior Officer of the Fund,   received by AIM and its affiliates for
who is independent of AIM and AIM's          performing such services. In addition to
affiliates, had prepared an independent      reviewing such services, the trustees also
written evaluation in order to assist the    considered the organizational structure
Board in determining the reasonableness of   employed by AIM and its affiliates to
the proposed management fees of the AIM      provide those services. Based on the
Funds, including the Fund. The Board noted   review of these and other factors, the
that the Senior Officer's written            Board concluded that AIM and its
evaluation had been relied upon by the       affiliates were qualified to continue to
Board in this regard in lieu of a            provide non-investment advisory services
competitive bidding process. In              to the Fund, including administrative,
determining whether to continue the          transfer agency and distribution services,
Advisory Agreement for the Fund, the Board   and that AIM and its affiliates currently
considered the Senior Officer's written      are providing satisfactory non-investment
evaluation and the recommendation made by    advisory services.
the Senior Officer to the Board that the
Board consider implementing a process to     o Other factors and current trends. In
assist them in more closely monitoring the   determining whether to continue the
performance of the AIM Funds. The Board      Advisory Agreement for the Fund, the Board
concluded that it would be advisable to      considered the fact that AIM, along with
implement such a process as soon as          others in the mutual fund industry, is
reasonably practicable.                      subject to regulatory inquiries and
                                             litigation related to a wide range of
o Profitability of AIM and its affiliates.   issues. The Board also considered the
The Board reviewed information concerning    governance and compliance reforms being
the profitability of AIM's (and its          undertaken by AIM and its affiliates,
affiliates') investment advisory and other   including maintaining an internal controls
activities and its financial condition.      committee and retaining an independent
The Board considered the overall             compliance consultant, and the fact that
profitability of AIM, as well as the         AIM has undertaken to cause the Fund to
profitability of AIM in connection with      operate in accordance with certain
managing the Fund. The Board noted that      governance policies and practices. The
AIM's operations remain profitable,          Board concluded that these actions
although increased expenses in recent        indicated a good faith effort on the part
years have reduced AIM's profitability.      of AIM to adhere to the highest ethical
Based on the review of the profitability     standards, and determined that the current
of AIM's and its affiliates' investment      regulatory and litigation environment to
advisory and other activities and its        which AIM is subject should not prevent
financial condition, the Board concluded     the Board from continuing the Advisory
that the compensation to be paid by the      Agreement for the Fund.
Fund to AIM under its Advisory Agreement
was not excessive.

o Benefits of soft dollars to AIM. The
Board considered the benefits realized by AIM as a result of brokerage transactions executed through "soft dollar" arrangements. Under these arrangements, brokerage commissions paid by the Fund and/or other funds advised by AIM are used to pay for research and execution services. This research is used by AIM in making investment decisions for the Fund.
The Board concluded that such arrangements were appropriate.

FINANCIALS

SCHEDULE OF INVESTMENTS

October 31, 2005


                                                 SHARES        VALUE
------------------------------------------------------------------------
FOREIGN STOCKS & OTHER EQUITY
  INTERESTS-94.88%

BELGIUM-3.33%

Colruyt N.V. (Food Retail)                         68,300   $  8,842,091
------------------------------------------------------------------------
InBev N.V. (Brewers)                              237,800      9,506,446
------------------------------------------------------------------------
KBC Groep N.V. (Diversified Banks)(a)             146,855     11,965,945
========================================================================
                                                              30,314,482
========================================================================

DENMARK-0.74%

DSV A.S. (Trucking)(a)                             69,200      6,745,634
========================================================================

FRANCE-16.32%

Axa (Multi-Line Insurance)(a)                     264,300      7,655,815
------------------------------------------------------------------------
BNP Paribas S.A. (Diversified Banks)(a)           208,547     15,814,226
------------------------------------------------------------------------
Eiffage S.A. (Construction & Engineering)(a)       99,750      8,609,907
------------------------------------------------------------------------
Eiffage S.A. (Construction & Engineering)
  (Acquired 03/03/04; Cost $2,591,265)(a)(b)       57,000      4,919,947
------------------------------------------------------------------------
Elior (Restaurants)(a)                            734,300      9,574,605
------------------------------------------------------------------------
Euler Hermes S.A. (Property & Casualty
  Insurance)                                       63,700      5,421,361
------------------------------------------------------------------------
Neopost S.A. (Office Electronics)                 104,800     10,112,713
------------------------------------------------------------------------
Pernod Ricard S.A. (Distillers & Vintners)         45,978      8,041,108
------------------------------------------------------------------------
Sanofi-Aventis (Pharmaceuticals)(a)               118,800      9,514,223
------------------------------------------------------------------------
Societe Generale (Diversified Banks)(a)            67,790      7,741,342
------------------------------------------------------------------------
Technip S.A. (Oil & Gas Equipment &
  Services)(a)                                    153,800      8,375,825
------------------------------------------------------------------------
Total S.A. (Integrated Oil & Gas)(a)               73,573     18,530,314
------------------------------------------------------------------------
Veolia Environnement (Multi-Utilities)(a)         166,900      6,960,029
------------------------------------------------------------------------
Vinci S.A. (Construction & Engineering)           197,700     15,451,291
------------------------------------------------------------------------
Vivendi Universal S.A. (Movies &
  Entertainment)(a)                               381,700     11,996,355
========================================================================
                                                             148,719,061
========================================================================

GERMANY-8.36%

Adidas-Salomon A.G. (Apparel, Accessories &
  Luxury Goods)                                    40,400      6,779,363
------------------------------------------------------------------------
Celesio A.G. (Health Care Distributors)            89,200      7,710,293
------------------------------------------------------------------------
Continental A.G. (Tires & Rubber)(a)              107,625      8,227,897
------------------------------------------------------------------------
Deutsche Boerse A.G. (Specialized Finance)(a)      92,500      8,704,992
------------------------------------------------------------------------
Henkel KGaA-Pfd. (Household Products)(a)           48,300      4,163,263
------------------------------------------------------------------------
MAN A.G. (Industrial Machinery)(a)                105,100      4,880,404
------------------------------------------------------------------------
Merck KGaA (Pharmaceuticals)(a)                    94,700      7,836,848
------------------------------------------------------------------------
Porsche A.G.-Pfd. (Automobile Manufacturers)       10,330      7,448,116
------------------------------------------------------------------------
Puma A.G. Rudolf Dassler Sport (Footwear)          80,839     20,470,486
========================================================================
                                                              76,221,662
========================================================================

                                                 SHARES        VALUE
------------------------------------------------------------------------


GREECE-4.99%

EFG Eurobank Ergasias (Diversified Banks)         151,700   $  4,564,254
------------------------------------------------------------------------
Germanos S.A. (Computer & Electronics Retail)     579,800      8,631,978
------------------------------------------------------------------------
OPAP S.A. (Casinos & Gaming)(a)                   372,600     10,767,924
------------------------------------------------------------------------
OPAP S.A. (Casinos & Gaming) (Acquired
  07/14/03; Cost $1,109,094)(a)(b)                104,000      3,005,540
------------------------------------------------------------------------
Piraeus Bank S.A. (Diversified Banks)(a)          378,700      7,683,952
------------------------------------------------------------------------
Titan Cement Co. S.A. (Construction
  Materials)                                      317,300     10,847,511
========================================================================
                                                              45,501,159
========================================================================

HUNGARY-3.23%

MOL Magyar Olaj-es Gazipari Rt. (Integrated
  Oil & Gas)(a)                                    90,500      8,441,891
------------------------------------------------------------------------
OTP Bank Rt. (Diversified Banks)(a)               581,900     21,021,737
========================================================================
                                                              29,463,628
========================================================================

IRELAND-5.21%

Anglo Irish Bank Corp. PLC (Diversified
  Banks)(a)                                     1,828,944     24,761,995
------------------------------------------------------------------------
CRH PLC (Construction Materials)(a)               266,341      6,668,655
------------------------------------------------------------------------
FBD Holdings PLC (Multi-Line Insurance)(a)        126,600      4,658,896
------------------------------------------------------------------------
IAWS Group PLC (Packaged Foods & Meats)           373,500      5,148,716
------------------------------------------------------------------------
Independent News & Media PLC (Publishing)       2,289,800      6,203,210
========================================================================
                                                              47,441,472
========================================================================

ITALY-4.77%

Davide Campari-Milano S.p.A. (Distillers &
  Vintners)                                     1,264,000      8,575,787
------------------------------------------------------------------------
Eni S.p.A. (Integrated Oil & Gas)(a)(c)           725,414     19,406,630
------------------------------------------------------------------------
Lottomatica S.p.A. (Casinos & Gaming)(a)          288,000     10,459,436
------------------------------------------------------------------------
Mediaset S.p.A. (Broadcasting & Cable TV)(a)      454,800      4,995,439
========================================================================
                                                              43,437,292
========================================================================

NETHERLANDS-3.03%

Aalberts Industries N.V. (Industrial
  Conglomerates)(a)                               252,436     12,282,118
------------------------------------------------------------------------
Koninklijke BAM Groep N.V. (Construction &
  Engineering)(a)                                 101,135      8,212,370
------------------------------------------------------------------------
Nutreco Holding N.V. (Agricultural
  Products)(a)                                    177,617      7,148,365
========================================================================
                                                              27,642,853
========================================================================

NORWAY-4.75%

Aktiv Kapital A.S.A. (Specialized Finance)(a)     357,300      4,832,831
------------------------------------------------------------------------
Petroleum Geo-Services A.S.A. (Oil & Gas
  Equipment & Services)(a)(c)(d)                  331,410      8,385,172
------------------------------------------------------------------------
Schibsted A.S.A. (Publishing)(a)(c)               296,200      8,526,594
------------------------------------------------------------------------
Smedvig A.S.A.-Class A (Oil & Gas
  Drilling)(a)(c)                                 202,678      4,256,773
------------------------------------------------------------------------


                                                 SHARES        VALUE
------------------------------------------------------------------------
NORWAY-(CONTINUED)

TGS Nopec Geophysical Co. A.S.A. (Oil & Gas
  Equipment & Services)(a)(d)                     209,000   $  7,780,287
------------------------------------------------------------------------
Tomra Systems A.S.A. (Environmental &
  Facilities Services)(a)(c)                    1,389,700      9,522,141
========================================================================
                                                              43,303,798
========================================================================

RUSSIA-1.46%

AO VimpelCom-ADR (Wireless Telecommunication
  Services)(d)                                    210,400      8,416,000
------------------------------------------------------------------------
OAO LUKOIL-ADR (Integrated Oil & Gas)(a)           89,000      4,908,897
========================================================================
                                                              13,324,897
========================================================================

SPAIN-6.00%

Banco Santander Central Hispano S.A.
  (Diversified Banks)(a)                          597,300      7,619,009
------------------------------------------------------------------------
Corporacion Mapfre S.A. (Multi-Line
  Insurance)(a)                                   721,763     12,642,225
------------------------------------------------------------------------
Enagas (Gas Utilities)                            287,360      5,080,762
------------------------------------------------------------------------
Enagas (Gas Utilities) (Acquired 06/25/02;
  Cost $1,895,584)(b)                             300,400      5,311,320
------------------------------------------------------------------------
Grupo Ferrovial, S.A. (Construction &
  Engineering)(a)                                 213,748     15,787,602
------------------------------------------------------------------------
Industria de Diseno Textil, S.A. (Apparel
  Retail)(a)                                      278,750      8,250,229
========================================================================
                                                              54,691,147
========================================================================

SWEDEN-2.43%

Atlas Copco A.B.-Class A (Industrial
  Machinery)                                      252,600      4,616,553
------------------------------------------------------------------------
Gambro A.B.-Class A (Health Care
  Services)(a)(c)(d)                              382,100      5,399,803
------------------------------------------------------------------------
Swedish Match A.B. (Tobacco)(a)                   556,500      6,326,695
------------------------------------------------------------------------
Volvo A.B.-Class B (Construction & Farm
  Machinery & Heavy Trucks)(a)(c)                 141,340      5,815,201
========================================================================
                                                              22,158,252
========================================================================

SWITZERLAND-7.76%

Compagnie Financiere Richemont A.G.-Class A
  (Apparel, Accessories & Luxury Goods)(a)(e)     367,230     13,978,420
------------------------------------------------------------------------
Nestle S.A. (Packaged Foods & Meats)(a)            22,100      6,579,674
------------------------------------------------------------------------
Rieter Holding A.G. (Auto Parts &
  Equipment)(a)                                    15,700      4,480,895
------------------------------------------------------------------------
Roche Holding A.G. (Pharmaceuticals)              108,450     16,203,770
------------------------------------------------------------------------
Serono S.A.-Class B (Biotechnology)(a)              7,010      4,540,344
------------------------------------------------------------------------
Syngenta A.G. (Fertilizers & Agricultural
  Chemicals)(a)(d)                                136,930     14,681,834
------------------------------------------------------------------------
UBS A.G. (Diversified Capital Markets)(a)         121,140     10,285,442
========================================================================
                                                              70,750,379
========================================================================

TURKEY-1.86%

Akbank T.A.S. (Diversified Banks)(a)              920,600      5,726,575
------------------------------------------------------------------------
Tupras-Turkiye Petrol Rafinerileri A.S. (Oil
  & Gas Refining, Marketing & Transportation)     656,918     11,228,121
========================================================================
                                                              16,954,696
========================================================================

                                                 SHARES        VALUE
------------------------------------------------------------------------


UNITED KINGDOM-20.64%

Aviva PLC (Multi-Line Insurance)                  574,000   $  6,778,309
------------------------------------------------------------------------
Balfour Beatty PLC (Construction &
  Engineering)                                  1,766,700      9,532,135
------------------------------------------------------------------------
British Energy Group PLC (Electric
  Utilities)(a)(d)                                952,000      7,480,105
------------------------------------------------------------------------
Bunzl PLC (Trading Companies &
  Distributors)(a)                                887,988      8,877,838
------------------------------------------------------------------------
Capita Group PLC (Human Resource & Employment
  Services)                                     1,273,300      8,791,825
------------------------------------------------------------------------
Enterprise Inns PLC (Restaurants)(a)            1,258,580     17,356,587
------------------------------------------------------------------------
Filtrona PLC (Commodity Chemicals)(a)           1,101,418      5,258,220
------------------------------------------------------------------------
Homeserve PLC (Diversified Commercial &
  Professional Services)                          276,000      4,935,306
------------------------------------------------------------------------
Imperial Tobacco Group PLC (Tobacco)              645,580     18,516,067
------------------------------------------------------------------------
Inchcape PLC (Distributors)(a)                    228,530      8,331,104
------------------------------------------------------------------------
Informa PLC (Publishing)                        1,713,866     11,355,920
------------------------------------------------------------------------
International Power PLC (Independent Power
  Producers & Energy Traders)(a)                2,078,000      8,536,540
------------------------------------------------------------------------
Intertek Group PLC (Diversified Commercial &
  Professional Services)                          350,800      4,425,151
------------------------------------------------------------------------
NETeller PLC (Specialized Finance)(a)(d)          243,000      2,964,660
------------------------------------------------------------------------
Punch Taverns PLC (Restaurants)                   678,000      8,774,669
------------------------------------------------------------------------
Reckitt Benckiser PLC (Household Products)(a)     257,245      7,775,602
------------------------------------------------------------------------
Shire Pharmaceuticals Group PLC
  (Pharmaceuticals)(a)                          1,105,300     13,061,594
------------------------------------------------------------------------
Sportingbet PLC (Casinos & Gaming)(a)(d)          798,661      4,234,678
------------------------------------------------------------------------
Tesco PLC (Food Retail)(a)                      1,736,235      9,245,694
------------------------------------------------------------------------
Ultra Electronics Holdings PLC (Aerospace &
  Defense)                                        547,110      8,523,952
------------------------------------------------------------------------
Vodafone Group PLC (Wireless
  Telecommunication Services)(a)                3,880,946     10,187,949
------------------------------------------------------------------------
William Hill PLC (Casinos & Gaming)(a)            332,590      3,145,426
========================================================================
                                                             188,089,331
========================================================================
    Total Foreign Stocks & Other Equity
      Interests (Cost $596,543,011)                          864,759,743
========================================================================

MONEY MARKET FUNDS-3.26%

Liquid Assets Portfolio-Institutional
  Class(f)                                     14,835,210     14,835,210
------------------------------------------------------------------------
STIC Prime Portfolio-Institutional Class(f)    14,835,210     14,835,210
========================================================================
    Total Money Market Funds (Cost
      $29,670,420)                                            29,670,420
========================================================================
TOTAL INVESTMENTS-98.14% (excluding
  investments purchased with cash collateral
  from securities loaned) (Cost $626,213,431)                894,430,163
========================================================================


                                                 SHARES        VALUE
------------------------------------------------------------------------

INVESTMENTS PURCHASED WITH CASH COLLATERAL
  FROM SECURITIES LOANED

MONEY MARKET FUNDS-3.77%

Liquid Assets Portfolio-Institutional
  Class(f)(g)                                  34,397,412   $ 34,397,412
========================================================================
    Total Money Market Funds (purchased with
      cash collateral from securities loaned)
      (Cost $34,397,412)                                      34,397,412
========================================================================
TOTAL INVESTMENTS-101.91% (Cost $660,610,843)                928,827,575
========================================================================
OTHER ASSETS LESS LIABILITIES-(1.91%)                        (17,392,131)
========================================================================
NET ASSETS-100.00%                                          $911,435,444
________________________________________________________________________
========================================================================

Investment Abbreviations:

ADR   - American Depositary Receipt
Pfd.  - Preferred

Notes to Schedule of Investments:

(a) In accordance with the procedures established by the Board of Trustees, the foreign security is fair valued using adjusted closing market prices. The aggregate value of these securities at October 31, 2005 was $588,515,159, which represented 64.57% of the Fund's Total Net Assets. See Note 1A.
(b) Security not registered under the Securities Act of 1933, as amended (e.g., the security was purchased in a Rule 144A transaction or a Regulation D transaction). The security may be resold only pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The Fund has no rights to demand registration of these securities. The aggregate value of these securities at October 31, 2005 was $13,236,807, which represented 1.45% of the Fund's Net Assets. Unless otherwise indicated, these securities are not considered to be illiquid.
(c) All or a portion of this security has been pledged as collateral for securities lending transactions at October 31, 2005.
(d) Non-income producing security.
(e) Each unit represents one A bearer share in the company and one bearer share participation certificate in Richemont S.A.
(f) The money market fund and the Fund are affiliated by having the same investment advisor. See Note 3.
(g) The security has been segregated to satisfy the forward commitment to return the cash collateral received in securities lending transactions upon the borrower's return of the securities loaned. See Note 7.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

STATEMENT OF ASSETS AND LIABILITIES

October 31, 2005

ASSETS:

Investments, at value (cost $596,543,011)*     $864,759,743
-----------------------------------------------------------
Investments in affiliated money market funds
  (cost $64,067,832)                             64,067,832
===========================================================
     Total investments (cost $660,610,843)      928,827,575
===========================================================
Foreign currencies, at value (cost
  $4,626,443)                                     4,608,516
-----------------------------------------------------------
Receivables for:
  Investments sold                               12,495,085
-----------------------------------------------------------
  Fund shares sold                                1,557,722
-----------------------------------------------------------
  Dividends and interest                            914,186
-----------------------------------------------------------
Investment for trustee deferred compensation
  and retirement plans                               99,199
-----------------------------------------------------------
Other assets                                         39,902
===========================================================
     Total assets                               948,542,185
___________________________________________________________
===========================================================


LIABILITIES:

Payables for:
  Fund shares reacquired                          1,715,836
-----------------------------------------------------------
  Trustee deferred compensation and
     retirement plans                               144,584
-----------------------------------------------------------
  Collateral upon return of securities loaned    34,397,412
-----------------------------------------------------------
Accrued distribution fees                           330,165
-----------------------------------------------------------
Accrued trustees' and officer's fees and
  benefits                                            2,552
-----------------------------------------------------------
Accrued transfer agent fees                         293,839
-----------------------------------------------------------
Accrued operating expenses                          222,353
===========================================================
     Total liabilities                           37,106,741
===========================================================
Net assets applicable to shares outstanding    $911,435,444
___________________________________________________________
===========================================================


NET ASSETS CONSIST OF:

Shares of beneficial interest                  $656,564,597
-----------------------------------------------------------
Undistributed net investment income               4,834,314
-----------------------------------------------------------
Undistributed net realized gain (loss) from
  investment securities and foreign
  currencies                                    (18,144,321)
-----------------------------------------------------------
Unrealized appreciation of investment
  securities and foreign currencies             268,180,854
===========================================================
                                               $911,435,444
___________________________________________________________
===========================================================


NET ASSETS:

Class A                                        $496,328,468
___________________________________________________________
===========================================================
Class B                                        $144,210,898
___________________________________________________________
===========================================================
Class C                                        $ 63,806,019
___________________________________________________________
===========================================================
Class R                                        $  4,767,391
___________________________________________________________
===========================================================
Investor Class                                 $202,322,668
___________________________________________________________
===========================================================


SHARES OUTSTANDING, $0.001 PAR VALUE PER
  SHARE, UNLIMITED NUMBER OF SHARES
  AUTHORIZED:

Class A                                          15,955,474
___________________________________________________________
===========================================================
Class B                                           4,884,173
___________________________________________________________
===========================================================
Class C                                           2,159,872
___________________________________________________________
===========================================================
Class R                                             153,976
___________________________________________________________
===========================================================
Investor Class                                    6,509,882
___________________________________________________________
===========================================================
Class A:
  Net asset value per share                    $      31.11
-----------------------------------------------------------
  Offering price per share:
     (Net asset value of $31.11 divided by
       94.50%)                                 $      32.92
___________________________________________________________
===========================================================
Class B:
  Net asset value and offering price per
     share                                     $      29.53
___________________________________________________________
===========================================================
Class C:
  Net asset value and offering price per
     share                                     $      29.54
___________________________________________________________
===========================================================
Class R:
  Net asset value and offering price per
     share                                     $      30.96
___________________________________________________________
===========================================================
Investor Class:
  Net asset value and offering price per
     share                                     $      31.08
___________________________________________________________
===========================================================

* At October 31, 2005, securities with an aggregate value of $33,085,288 were on loan to brokers.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

STATEMENT OF OPERATIONS

For the year ended October 31, 2005

INVESTMENT INCOME:

Dividends (net of foreign withholding tax of $1,760,786)      $ 19,785,370
--------------------------------------------------------------------------
Dividends from affiliated money market funds (includes
  securities lending income of $583,315, after compensation
  to counterparties of $822,042)                                 2,025,334
--------------------------------------------------------------------------
Interest                                                            55,432
==========================================================================
     Total investment income                                    21,866,136
==========================================================================


EXPENSES:

Advisory fees                                                    8,429,581
--------------------------------------------------------------------------
Administrative services fees                                       249,034
--------------------------------------------------------------------------
Custodian fees                                                   1,007,879
--------------------------------------------------------------------------
Distribution fee:

  Class A                                                        1,537,791
--------------------------------------------------------------------------
  Class B                                                        1,483,680
--------------------------------------------------------------------------
  Class C                                                          602,101
--------------------------------------------------------------------------
  Class R                                                           18,956
--------------------------------------------------------------------------
  Investor Class                                                   504,254
--------------------------------------------------------------------------
Transfer agent fees                                              2,587,926
--------------------------------------------------------------------------
Trustees' and officer's fees and benefits                           45,570
--------------------------------------------------------------------------
Other                                                              494,225
==========================================================================
     Total expenses                                             16,960,997
==========================================================================
Less: Fees waived, expenses reimbursed and expense offset
  arrangement                                                     (238,837)
==========================================================================
     Net expenses                                               16,722,160
==========================================================================
Net investment income                                            5,143,976
==========================================================================


REALIZED AND UNREALIZED GAIN (LOSS) FROM INVESTMENT
  SECURITIES AND FOREIGN CURRENCIES:

Net realized gain (loss) from:
  Investment securities                                        134,302,290
--------------------------------------------------------------------------
  Foreign currencies                                              (205,042)
==========================================================================
                                                               134,097,248
==========================================================================
Change in net unrealized appreciation (depreciation) of:
  Investment securities                                          5,701,450
--------------------------------------------------------------------------
  Foreign currencies                                              (167,462)
==========================================================================
                                                                 5,533,988
==========================================================================
Net gain from investment securities and foreign currencies     139,631,236
==========================================================================
Net increase in net assets resulting from operations          $144,775,212
__________________________________________________________________________
==========================================================================


See accompanying Notes to Financial Statements which are an integral part of the financial statements.

STATEMENT OF CHANGES IN NET ASSETS

For the years ended October 31, 2005 and 2004

                                                                  2005            2004
------------------------------------------------------------------------------------------
OPERATIONS:

  Net investment income                                       $  5,143,976    $    593,975
------------------------------------------------------------------------------------------
  Net realized gain from investment securities and foreign
    currencies                                                 134,097,248      67,086,371
------------------------------------------------------------------------------------------
  Change in net unrealized appreciation of investment
    securities and foreign currencies                            5,533,988     113,461,421
==========================================================================================
    Net increase in net assets resulting from operations       144,775,212     181,141,767
==========================================================================================
Distributions to shareholders from net investment income:
  Class A                                                         (528,401)       (106,111)
------------------------------------------------------------------------------------------
  Class R                                                             (715)             --
------------------------------------------------------------------------------------------
  Investor Class                                                  (486,652)       (212,530)
==========================================================================================
    Decrease in net assets resulting from distributions         (1,015,768)       (318,641)
==========================================================================================
Share transactions-net:
  Class A                                                       11,635,750      12,387,787
------------------------------------------------------------------------------------------
  Class B                                                      (10,160,016)     (8,714,512)
------------------------------------------------------------------------------------------
  Class C                                                        9,944,523       4,006,947
------------------------------------------------------------------------------------------
  Class R                                                        2,163,148       1,093,306
------------------------------------------------------------------------------------------
  Investor Class                                               (16,521,258)    139,066,257
==========================================================================================
    Net increase (decrease) in net assets resulting from
     share transactions                                         (2,937,853)    147,839,785
==========================================================================================
    Net increase in net assets                                 140,821,591     328,662,911
==========================================================================================

NET ASSETS:

  Beginning of year                                            770,613,853     441,950,942
==========================================================================================
  End of year (including undistributed net investment income
    of $4,834,314 and $911,149, respectively)                 $911,435,444    $770,613,853
__________________________________________________________________________________________
==========================================================================================

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

NOTES TO FINANCIAL STATEMENTS

October 31, 2005

NOTE 1--SIGNIFICANT ACCOUNTING POLICIES

AIM European Growth Fund (the "Fund") is a series portfolio of AIM International Mutual Funds (the "Trust"). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of six separate portfolios, each authorized to issue an unlimited number of shares of beneficial interest. The Fund currently consists of multiple classes of shares. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund.

    The Fund's investment objective is long-term growth of capital.

    Under the Trust's organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust's investment manager) is indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

    The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A. SECURITY VALUATIONS -- Securities, including restricted securities, are valued according to the following policy.

       A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security traded in the over-the-counter market (but not securities reported on the NASDAQ National Market System) is valued on the basis of prices furnished by independent pricing services, which may be considered fair valued, or market makers. Each security reported on the NASDAQ National Market System is valued at the NASDAQ Official Closing Price ("NOCP") as of the close of the customary trading session on the valuation date or absent a NOCP, at the closing bid price.

       Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and the ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. For purposes of determining net asset value per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE").

       Investments in open-end registered investment companies and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in closed-end registered investment companies that trade on an exchange are valued at the last sales price as of the close of the customary trading session on the exchange where the security is principally traded.

       Debt obligations (including convertible bonds) are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Short-term obligations having 60 days or less to maturity and commercial paper are valued at amortized cost which approximates market value.

       Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices.

       Foreign securities (including foreign exchange contracts) are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of the close of the respective markets. Events affecting the values of such foreign securities may occur between the times at which the particular foreign market closes and the close of the customary trading session of the NYSE which would not ordinarily be reflected in the computation of the Fund's net asset value. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current market value as of the close of the NYSE. Foreign securities meeting the approved degree of certainty that the price is not reflective of current market value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, ADRs and domestic and foreign index futures.

       Securities for which market quotations are not readily available or are unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security's fair value.

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date.

       Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of realized and unrealized gain
     (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the realized and unrealized net gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund's net asset value and, accordingly, they reduce the Fund's total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the advisor.

       The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C. COUNTRY DETERMINATION -- For the purposes of making investment selection decisions and presentation in the Schedule of Investments, AIM may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer's securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be United States of America unless otherwise noted.

D. DISTRIBUTIONS -- Distributions from income and net realized capital gain, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to use a portion of the proceeds from redemptions as distributions for federal income tax purposes.

E. FEDERAL INCOME TAXES -- The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

F. EXPENSES -- Fees provided for under the Rule 12b-1 plan of a particular class of the Fund and which are directly attributable to that class are charged to the operations of such class. All other expenses are allocated among the classes based on relative net assets.

G. REDEMPTION FEES -- The Fund has a 2% redemption fee that is to be retained by the Fund to offset transaction costs and other expenses associated with short-term redemptions and exchanges. The fee, subject to certain exceptions, is imposed on certain redemptions, including exchanges of shares held less than 30 days. The redemption fee is accounted for as an addition to shares of beneficial interest by the Fund and is allocated among the share classes based on the relative net assets of each class.

H. FOREIGN CURRENCY TRANSLATIONS -- Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (i) sales of foreign currencies, (ii) currency gains or losses realized between the trade and settlement dates on securities transactions, and (iii) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

I. FOREIGN CURRENCY CONTRACTS -- A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund may enter into a foreign currency contract to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. The Fund may also enter into a foreign currency contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of that security. The Fund could be exposed to risk if counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably.

NOTE 2--ADVISORY FEES AND OTHER FEES PAID TO AFFILIATES

The Trust has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to AIM based on the annual rate of the Fund's average daily net assets as follows:

AVERAGE NET ASSETS                                            RATE
-------------------------------------------------------------------
First $500 million                                            0.95%
-------------------------------------------------------------------
Over $500 million                                             0.90%
 __________________________________________________________________
===================================================================


    Effective January 1, 2005 through December 31, 2009, AIM has contractually agreed to waive advisory fees to the extent necessary so that the advisory fees payable by the Fund (based on the Fund's average daily net assets) do not exceed the annual rate of:

AVERAGE NET ASSETS                                             RATE
--------------------------------------------------------------------
First $250 million                                            0.935%
--------------------------------------------------------------------
Next $250 million                                             0.91%
--------------------------------------------------------------------
Next $500 million                                             0.885%
--------------------------------------------------------------------
Next $1.5 billion                                             0.86%
--------------------------------------------------------------------
Next $2.5 billion                                             0.835%
--------------------------------------------------------------------
Next $2.5 billion                                             0.81%
--------------------------------------------------------------------
Next $2.5 billion                                             0.785%
--------------------------------------------------------------------
Over $10 billion                                              0.76%
 ___________________________________________________________________
====================================================================


    AIM has voluntarily agreed to waive advisory fees of the Fund in the amount of 25% of the advisory fee AIM receives from the affiliated money market funds on investments by the Fund in such affiliated money market funds (excluding investments made in affiliated money market funds with cash collateral from securities loaned by the fund). AIM is also voluntarily waiving a portion of the advisory fee payable by the Fund equal to the difference between the income earned from investing in the affiliated money market fund and the hypothetical income earned from investing in an appropriate comparative benchmark. Voluntary fee waivers or reimbursements may be modified or discontinued at any time upon consultation with the Board of Trustees without further notice to investors.

    For the year ended October 31, 2005, AIM waived fees of $179,839.

    At the request of the Trustees of the Trust, AMVESCAP PLC ("AMVESCAP") agreed to reimburse expenses incurred by the Fund in connection with market timing matters in the AIM Funds, which may include legal, audit, shareholder reporting, communications and trustee expenses. These expenses along with the related expense reimbursement, are included in the Statement of Operations. For the year ended October 31, 2005, AMVESCAP reimbursed expenses of the Fund in the amount of $32,550.

    The Fund, pursuant to a master administrative services agreement with AIM, has agreed to pay AIM for certain administrative costs incurred in providing accounting services to the Fund. Pursuant to such agreement, for the year ended October 31, 2005, AIM was paid $249,034.

    The Fund, pursuant to a transfer agency and service agreement, has agreed to pay AIM Investment Services, Inc. ("AISI") a fee for providing transfer agency and shareholder services to the Fund and reimburse AISI for certain expenses incurred by AISI in the course of providing such services. AISI may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. For the year ended October 31, 2005, the Fund paid AISI $2,587,926.

    The Trust has entered into master distribution agreements with A I M Distributors, Inc. ("ADI") to serve as the distributor for the Class A, Class B, Class C, Class R and Investor Class shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Class A, Class B, Class C, Class R and Investor Class shares (collectively the "Plans"). The Fund, pursuant to the Class A, Class B, Class C and Class R Plans, pays ADI compensation at the annual rate of 0.25% of the Fund's average daily net assets of Class A shares, 1.00% of the average daily net assets of Class B and Class C shares and 0.50% of the average daily net assets of Class R shares. The Fund, pursuant to the Investor Class Plan, pays ADI for its allocated share of expenses incurred pursuant to the Investor Class Plan for the period, up to a maximum annual rate of 0.25% of the average daily net assets of the Investor Class shares. Prior to July 1, 2005, the Fund paid ADI 0.35% of the average daily net assets of Class A shares. Of these amounts, up to 0.25% of the average daily net assets of the Class A, Class B, Class C, Class R or Investor Class shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. National Association of Securities Dealers ("NASD") Rules also impose a cap on the total sales charges, including asset-based sales charges that may be paid by any class of shares of the Fund. Pursuant to the Plans, for the year ended October 31, 2005, the Class A, Class B, Class C, Class R and Investor Class shares paid $1,537,791, $1,483,680, $602,101, $18,956 and $504,254, respectively.

    Front-end sales commissions and contingent deferred sales charges ("CDSC") (collectively the sales charges") are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended October 31, 2005, ADI advised the Fund it retained $159,110 in front-end sales commissions from the sale of Class A shares and $1,096, $35,987, $8,900 and $0 from Class A, Class B, Class C and Class R shares, respectively, for CDSC imposed upon redemptions by shareholders.

    Certain officers and trustees of the Trust are officers and directors of AIM, AISI and/or ADI.

NOTE 3--INVESTMENTS IN AFFILIATES

The Fund is permitted, pursuant to an exemptive order from the Securities and Exchange Commission ("SEC"), to invest daily available cash balances and cash collateral from securities lending transactions in affiliated money market funds. The Fund and the money market funds below have the same investment advisor and therefore, are considered to be affiliated. The tables below show the transactions in and earnings from investments in affiliated money market funds for the year ended October 31, 2005.

INVESTMENTS OF DAILY AVAILABLE CASH BALANCES:

                                                                         CHANGE IN
                                                                         UNREALIZED
                     VALUE          PURCHASES          PROCEEDS         APPRECIATION         VALUE         DIVIDEND      REALIZED
FUND               10/31/04          AT COST          FROM SALES       (DEPRECIATION)      10/31/05         INCOME      GAIN (LOSS)
-----------------------------------------------------------------------------------------------------------------------------------
Liquid Assets
  Portfolio-
  Institutional
  Class           $26,427,712      $106,874,355      $(118,466,857)        $   --         $14,835,210     $  717,974      $   --
-----------------------------------------------------------------------------------------------------------------------------------
STIC Prime
  Portfolio-
  Institutional
  Class            26,427,712       106,874,355       (118,466,857)            --          14,835,210        724,045          --
===================================================================================================================================
  Subtotal        $52,855,424      $213,748,710      $(236,933,714)        $   --         $29,670,420     $1,442,019      $   --
===================================================================================================================================


INVESTMENTS OF CASH COLLATERAL FROM SECURITIES LENDING TRANSACTIONS:

                                                                         CHANGE IN
                                                                         UNREALIZED
                     VALUE          PURCHASES          PROCEEDS         APPRECIATION         VALUE         DIVIDEND      REALIZED
FUND               10/31/04          AT COST          FROM SALES       (DEPRECIATION)      10/31/05        INCOME*      GAIN (LOSS)
-----------------------------------------------------------------------------------------------------------------------------------
Liquid Assets
  Portfolio-
  Institutional
  Class           $        --      $128,057,627      $ (93,660,215)        $   --         $34,397,412     $  100,399      $   --
-----------------------------------------------------------------------------------------------------------------------------------
STIC Prime
  Portfolio-
  Institutional
  Class            11,605,133       348,824,869       (360,430,002)            --                  --        482,916          --
===================================================================================================================================
  Subtotal        $11,605,133      $476,882,496      $(454,090,217)        $   --         $34,397,412     $  583,315      $   --
===================================================================================================================================
  Total           $64,460,557      $690,631,206      $(691,023,931)        $   --         $64,067,832     $2,025,334      $   --
___________________________________________________________________________________________________________________________________
===================================================================================================================================

* Net of compensation to counterparties.

NOTE 4--EXPENSE OFFSET ARRANGEMENT

The expense offset arrangement is comprised of transfer agency credits which result from balances in Demand Deposit Accounts (DDA) used by the transfer agent for clearing shareholder transactions. For the year ended October 31, 2005, the Fund received credits from this arrangement which resulted in the reduction of the Fund's total expenses of $26,448.

NOTE 5--TRUSTEES' AND OFFICER'S FEES AND BENEFITS

"Trustees' and Officer's Fees and Benefits" include amounts accrued by the Fund to pay remuneration to each Trustee and Officer of the Fund who is not an "interested person" of AIM. Trustees have the option to defer compensation payable by the Fund, and "Trustees' and Officer's Fees and Benefits" also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various AIM Funds in which their deferral accounts shall be deemed to be invested. Finally, current Trustees are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. "Trustees' and Officer's Fees and Benefits" include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

    During the year ended October 31, 2005, the Fund paid legal fees of $5,259 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Independent Trustees. A member of that firm is a Trustee of the Trust.

NOTE 6--BORROWINGS

Pursuant to an exemptive order from the SEC, the Fund may participate in an interfund lending facility that AIM has established for temporary borrowings by the AIM Funds. An interfund loan will be made under this facility only if the loan rate (an average of the rate available on bank loans and the rate available on investments in overnight repurchase agreements) is favorable to both the lending fund and the borrowing fund. A loan will be secured by collateral if the Fund's aggregate borrowings from all sources exceeds 10% of the Fund's total assets. To the extent that the loan is required to be secured by collateral, the collateral is marked to market daily to ensure that the market value is at least 102% of the outstanding principal value of the loan.

    The Fund is a participant in an uncommitted unsecured revolving credit facility with State Street Bank and Trust Company ("SSB"). The Fund may borrow up to the lesser of (i) $125,000,000, or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the credit facility can borrow on a first come, first served basis. Principal on each loan outstanding shall bear interest at the bid rate quoted by SSB at the time of the request for the loan.

    During the year ended October 31, 2005, the Fund did not borrow or lend under the interfund lending facility or borrow under the uncommitted unsecured revolving credit facility.

    Additionally, the Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (i) leave funds as a compensating balance in the account so the custodian can be compensated by earning the additional interest; or (ii) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and AIM, not to exceed the rate contractually agreed upon.

NOTE 7--PORTFOLIO SECURITIES LOANED

The Fund may lend portfolio securities having a market value up to one-third of the Fund's total assets. Such loans are secured by collateral equal to no less than the market value of the loaned securities determined daily. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its agencies. Cash collateral received in connection with these loans is invested in short-term money market instruments or affiliated money market funds. It is the Fund's policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. Lending securities entails a risk of loss to the Fund if and to the extent that the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower fails to return the securities. The Fund could also experience delays and costs in gaining access to the collateral. The Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to a loss on the collateral invested.

    At October 31, 2005, securities with an aggregate value of $33,085,392 were on loan to brokers. The loans were secured by cash collateral of $34,397,412 received by the Fund and subsequently invested in affiliated money market funds. For the year ended October 31, 2005, the Fund received dividends on cash collateral of $583,315 for securities lending transactions, which are net of compensation to counterparties.

NOTE 8--DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF NET ASSETS

DISTRIBUTIONS TO SHAREHOLDERS:

The tax character of distributions paid during the years ended October 31, 2005 and 2004 was as follows:

                                                                 2005         2004
------------------------------------------------------------------------------------
Distributions paid from ordinary income                       $1,015,768    $318,641
____________________________________________________________________________________
====================================================================================


TAX COMPONENTS OF NET ASSETS:

As of October 31, 2005, the components of net assets on a tax basis were as follows:

                                                                  2005
--------------------------------------------------------------------------
Undistributed ordinary income                                 $  4,946,764
--------------------------------------------------------------------------
Undistributed long-term gain                                    60,635,080
--------------------------------------------------------------------------
Unrealized appreciation -- investments                         267,869,177
--------------------------------------------------------------------------
Temporary book/tax differences                                    (112,450)
--------------------------------------------------------------------------
Capital loss carryforward                                      (78,467,724)
--------------------------------------------------------------------------
Shares of beneficial interest                                  656,564,597
==========================================================================
Total net assets                                              $911,435,444
__________________________________________________________________________
==========================================================================


    The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund's unrealized appreciation (depreciation) difference is attributable primarily to the deferral of losses on wash sales. The tax-basis unrealized appreciation (depreciation) on investments amount includes appreciation (depreciation) on foreign currencies of $(35,878).

    The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund's temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan expenses.

    Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions. Under these limitation rules, the Fund is limited as of October 31, 2005 to utilizing $15,589,322 of capital loss carryforward in the fiscal year ended October 31, 2006.

    The Fund utilized $73,030,987 of capital loss carryforward in the current period to offset net realized capital gain for federal income tax purposes. The Fund has a capital loss carryforward as of October 31, 2005 which expires as follows:

                                                                CAPITAL LOSS
EXPIRATION                                                      CARRYFORWARD*
-----------------------------------------------------------------------------
October 31, 2008                                                 $13,477,659
-----------------------------------------------------------------------------
October 31, 2009                                                  64,990,065
=============================================================================
Total capital loss carryforward                                  $78,467,724
_____________________________________________________________________________
=============================================================================

* Capital loss carryforward as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code. To the extent that unrealized gains as of November 24, 2003, the date of the reorganization of INVESCO European Growth Fund into the Fund, are realized on securities held on such date, the capital loss carryforward may be further limited for up to five years from the date of the reorganization.

NOTE 9--INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities and money market funds) purchased and sold by the Fund during the year ended October 31, 2005 was $425,257,561 and $403,123,855, respectively.

UNREALIZED APPRECIATION (DEPRECIATION) OF INVESTMENT SECURITIES ON A TAX BASIS
------------------------------------------------------------------------------
Aggregate unrealized appreciation of investment securities       $272,168,990
------------------------------------------------------------------------------
Aggregate unrealized (depreciation) of investment securities       (4,263,935)
==============================================================================
Net unrealized appreciation of investment securities             $267,905,055
______________________________________________________________________________
==============================================================================
Cost of investments for tax purposes is $660,922,520.

NOTE 10--RECLASSIFICATION OF PERMANENT DIFFERENCES

As a result of differing book/tax treatment of foreign currency transactions, on October 31, 2005, undistributed net investment income (loss) was decreased by $205,043 and undistributed net realized gain (loss) was increased by $205,043. This reclassification had no effect on the net assets of the Fund.

NOTE 11--SHARE INFORMATION

The Fund currently consists of five different classes of shares: Class A shares, Class B shares, Class C shares Class R shares and Investor Class shares. Class A shares are sold with a front-end sales charge. Class B shares and Class C shares are sold with CDSC. Class R shares and Investor Class shares are sold at net asset value. Under certain circumstances, Class A shares and Class R shares are subject to CDSC. Generally, Class B shares will automatically convert to Class A shares eight years after the end of the calendar month of purchase.

  Investor Class shares of the Fund are offered only to certain grandfathered investors.

                                             CHANGES IN SHARES OUTSTANDING
-----------------------------------------------------------------------------------------------------------------------
                                                                               YEAR ENDED OCTOBER 31,
                                                              ---------------------------------------------------------
                                                                        2005(A)                         2004
                                                              ---------------------------    --------------------------
                                                                SHARES         AMOUNT          SHARES         AMOUNT
-----------------------------------------------------------------------------------------------------------------------
Sold:
  Class A                                                      4,313,933    $ 128,881,535     4,125,663    $ 97,941,773
-----------------------------------------------------------------------------------------------------------------------
  Class B                                                        935,289       26,603,825       860,401      19,605,645
-----------------------------------------------------------------------------------------------------------------------
  Class C                                                        865,525       24,612,056       748,539      17,048,651
-----------------------------------------------------------------------------------------------------------------------
  Class R                                                        122,192        3,670,884        74,842       1,721,074
-----------------------------------------------------------------------------------------------------------------------
  Investor Class                                                 794,722       23,632,443       780,496      18,487,554
=======================================================================================================================
Issued as reinvestment of dividends:
  Class A                                                         15,791          454,301         4,447          91,218
-----------------------------------------------------------------------------------------------------------------------
  Class R                                                             24              704            --              --
-----------------------------------------------------------------------------------------------------------------------
  Investor Class                                                  16,214          465,660         9,940         203,374
=======================================================================================================================
Issued in connection with acquisitions:(b)
  Class A                                                             --               --        22,379         452,046
-----------------------------------------------------------------------------------------------------------------------
  Class B                                                             --               --         5,121          99,255
-----------------------------------------------------------------------------------------------------------------------
  Class C                                                             --               --        53,300       1,033,743
-----------------------------------------------------------------------------------------------------------------------
  Investor Class                                                      --               --     7,999,868     161,401,679
=======================================================================================================================
Automatic conversion of Class B shares to Class A shares:
  Class A                                                        265,583        8,009,256       283,516       6,765,403
-----------------------------------------------------------------------------------------------------------------------
  Class B                                                       (278,801)      (8,009,256)     (296,150)     (6,765,403)
=======================================================================================================================
Reacquired:(c)
  Class A                                                     (4,180,070)    (125,709,342)   (3,960,360)    (92,862,653)
-----------------------------------------------------------------------------------------------------------------------
  Class B                                                       (999,545)     (28,754,585)     (955,724)    (21,654,009)
-----------------------------------------------------------------------------------------------------------------------
  Class C                                                       (511,006)     (14,667,533)     (633,985)    (14,075,447)
-----------------------------------------------------------------------------------------------------------------------
  Class R                                                        (49,790)      (1,508,440)      (26,338)       (627,768)
-----------------------------------------------------------------------------------------------------------------------
  Investor Class                                              (1,351,519)     (40,619,361)   (1,747,995)    (41,026,350)
=======================================================================================================================
                                                                 (41,458)   $  (2,937,853)    7,347,960    $147,839,785
_______________________________________________________________________________________________________________________
=======================================================================================================================

(a) There are three entities that are each record owners of more than 5% of the outstanding shares of the Fund and in the aggregate they owns 20% of the outstanding shares of the Fund. ADI has an agreement with these entities to sell Fund shares. The Fund, AIM and/or AIM affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, AIM and/or AIM affiliates including but not limited to services such as, securities brokerage, distribution, third party record keeping and account servicing. The Trust has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.
(b) As of the opening of business on November 24, 2003, the Fund acquired all of the net assets of INVESCO European Fund pursuant to a plan of reorganization approved by the Trustees of the Fund on June 11, 2003 and INVESCO European Fund shareholders on October 28, 2003. The acquisition was accomplished by a tax-free exchange of 8,080,668 shares of the Fund for 18,162,024 shares of INVESCO European Fund outstanding as of the close of business on November 21, 2003. INVESCO European Fund's net assets at that date of $162,986,723, including $27,261,043 of unrealized appreciation, were combined with those of the Fund. The aggregate net assets of the Fund immediately before the acquisition were $448,879,513.
(c) Amount is net of redemption fees of $9,574, $2,938, $1,171, $70 and $4,128 for Class A, Class B, Class C, Class R and Investor Class shares, respectively, for the year ended October 31, 2005 and $4,825, $1,632, $518, $20 and $2,335 for Class A, Class B, Class C, Class R and Investor Class shares, respectively, for the year ended October 31, 2004.

NOTE 12--FINANCIAL HIGHLIGHTS

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

                                                                                        CLASS A
                                                      --------------------------------------------------------------------------
                                                                                YEAR ENDED OCTOBER 31,
                                                      --------------------------------------------------------------------------
                                                        2005             2004            2003             2002             2001
--------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                  $  26.23         $  20.02        $  15.60         $  16.52        $  23.59
--------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                            0.21(a)          0.05(a)        (0.01)(a)        (0.07)(a)       (0.06)(a)
--------------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized
    and unrealized)                                       4.70             6.17            4.43            (0.85)          (7.01)
================================================================================================================================
    Total from investment operations                      4.91             6.22            4.42            (0.92)          (7.07)
================================================================================================================================
Less dividends from net investment income                (0.03)           (0.01)             --               --              --
================================================================================================================================
Redemption fees added to beneficial interest              0.00             0.00              --               --              --
================================================================================================================================
Net asset value, end of period                        $  31.11         $  26.23        $  20.02         $  15.60        $  16.52
________________________________________________________________________________________________________________________________
================================================================================================================================
Total return(b)                                          18.74%           31.06%          28.33%           (5.57)%        (29.97)%
________________________________________________________________________________________________________________________________
================================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)              $496,328         $407,566        $301,659         $283,812        $157,651
________________________________________________________________________________________________________________________________
================================================================================================================================
Ratio of expenses to average net assets
  With fee waivers and/or expense reimbursements          1.70%(c)         1.87%           2.01%            1.93%           1.83%
--------------------------------------------------------------------------------------------------------------------------------
  Without fee waivers and/or expense reimbursements       1.72%(c)         1.87%           2.02%            1.93%           1.83%
================================================================================================================================
Ratio of net investment income (loss) to average net
  assets                                                  0.71%(c)         0.19%          (0.04)%          (0.42)%         (0.32)%
________________________________________________________________________________________________________________________________
================================================================================================================================
Portfolio turnover rate                                     48%              60%             81%              94%             99%
________________________________________________________________________________________________________________________________
================================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges.
(c)  Ratios are based on average daily net assets of $488,094,970.

                                                                                        CLASS B
                                                      --------------------------------------------------------------------------
                                                                                YEAR ENDED OCTOBER 31,
                                                      --------------------------------------------------------------------------
                                                        2005             2004             2003            2002             2001
--------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                  $  25.03         $  19.23         $  15.08         $ 16.07        $  23.11
--------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                            0.01(a)         (0.10)(a)        (0.11)(a)       (0.18)(a)       (0.19)(a)
--------------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized
    and unrealized)                                       4.49             5.90             4.26           (0.81)          (6.85)
================================================================================================================================
    Total from investment operations                      4.50             5.80             4.15           (0.99)          (7.04)
================================================================================================================================
Redemption fees added to beneficial interest              0.00             0.00               --              --              --
================================================================================================================================
Net asset value, end of period                        $  29.53         $  25.03         $  19.23         $ 15.08        $  16.07
________________________________________________________________________________________________________________________________
================================================================================================================================
Total return(b)                                          17.98%           30.16%           27.52%          (6.16)%        (30.46)%
________________________________________________________________________________________________________________________________
================================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)              $144,211         $130,863         $107,959         $97,436        $105,324
________________________________________________________________________________________________________________________________
================================================================================================================================
Ratio of expenses to average net assets
  With fee waivers and/or expense reimbursements          2.39%(c)         2.52%            2.66%           2.58%           2.50%
--------------------------------------------------------------------------------------------------------------------------------
  Without fee waivers and/or expense reimbursements       2.41%(c)         2.52%            2.67%           2.58%           2.50%
================================================================================================================================
Ratio of net investment income (loss) to average net
  assets                                                  0.02%(c)        (0.46)%          (0.69)%         (1.07)%         (0.98)%
________________________________________________________________________________________________________________________________
================================================================================================================================
Portfolio turnover rate                                     48%              60%              81%             94%             99%
________________________________________________________________________________________________________________________________
================================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges.
(c)  Ratios are based on average daily net assets of $148,368,059.

                                                                                          CLASS C
                                                          ----------------------------------------------------------------------
                                                                                  YEAR ENDED OCTOBER 31,
                                                          ----------------------------------------------------------------------
                                                           2005            2004            2003            2002            2001
--------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                      $ 25.05         $ 19.24         $ 15.09         $ 16.09        $ 23.13
--------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                               0.01(a)        (0.10)(a)       (0.11)(a)       (0.18)(a)      (0.19)(a)
--------------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                              4.48            5.91            4.26           (0.82)         (6.85)
================================================================================================================================
    Total from investment operations                         4.49            5.81            4.15           (1.00)         (7.04)
================================================================================================================================
Redemption fees added to beneficial interest                 0.00            0.00              --              --             --
================================================================================================================================
Net asset value, end of period                            $ 29.54         $ 25.05         $ 19.24         $ 15.09        $ 16.09
________________________________________________________________________________________________________________________________
================================================================================================================================
Total return(b)                                             17.92%          30.20%          27.50%          (6.22)%       (30.44)%
________________________________________________________________________________________________________________________________
================================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                  $63,806         $45,222         $31,509         $27,323        $32,604
________________________________________________________________________________________________________________________________
================================================================================================================================
Ratio of expenses to average net assets
  With fee waivers and/or expense reimbursements             2.39%(c)        2.52%           2.66%           2.58%          2.50%
--------------------------------------------------------------------------------------------------------------------------------
  Without fee waivers and/or expense reimbursements          2.41%(c)        2.52%           2.67%           2.58%          2.50%
================================================================================================================================
Ratio of net investment income (loss) to average net
  assets                                                     0.02%(c)       (0.46)%         (0.69)%         (1.07)%        (0.98)%
________________________________________________________________________________________________________________________________
================================================================================================================================
Portfolio turnover rate                                        48%             60%             81%             94%            99%
________________________________________________________________________________________________________________________________
================================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges.
(c)  Ratios are based on average daily net assets of $60,210,078.

                                                                                       CLASS R
                                                              ---------------------------------------------------------
                                                                                                          JUNE 3, 2002
                                                                                                           (DATE SALES
                                                                    YEAR ENDED OCTOBER 31,                COMMENCED) TO
                                                              -----------------------------------          OCTOBER 31,
                                                               2005           2004          2003              2002
-----------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                          $26.13         $19.98        $15.59            $ 18.35
-----------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                  0.16(a)        0.01(a)      (0.03)(a)          (0.04)(a)
-----------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                 4.68           6.14          4.42              (2.72)
=======================================================================================================================
    Total from investment operations                            4.84           6.15          4.39              (2.76)
=======================================================================================================================
Less dividends from net investment income                      (0.01)            --            --                 --
=======================================================================================================================
Redemption fees added to beneficial interest                    0.00           0.00            --                 --
=======================================================================================================================
Net asset value, end of period                                $30.96         $26.13        $19.98            $ 15.59
_______________________________________________________________________________________________________________________
=======================================================================================================================
Total return(b)                                                18.52%         30.78%        28.16%            (15.04)%
_______________________________________________________________________________________________________________________
=======================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $4,767         $2,131        $  660            $    15
_______________________________________________________________________________________________________________________
=======================================================================================================================
Ratio of expenses to average net assets
  With fee waivers and/or expense reimbursements                1.89%(c)       2.02%         2.16%              2.08%(d)
-----------------------------------------------------------------------------------------------------------------------
  Without fee waivers and/or expense reimbursements             1.91%(c)       2.02%         2.17%              2.08%(d)
=======================================================================================================================
Ratio of net investment income (loss) to average net assets     0.52%(c)       0.04%        (0.19)%            (0.57)%(d)
_______________________________________________________________________________________________________________________
=======================================================================================================================
Portfolio turnover rate                                           48%            60%           81%                94%
_______________________________________________________________________________________________________________________
=======================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Not annualized for periods less than one year.
(c)  Ratios are based on average daily net assets of $3,791,182.
(d)  Annualized.

                                                                                 INVESTOR CLASS
                                                              ----------------------------------------------------
                                                                                                SEPTEMBER 30, 2003
                                                                     YEAR ENDED                    (DATE SALES
                                                                     OCTOBER 31,                  COMMENCED) TO
                                                              -------------------------            OCTOBER 31,
                                                                2005             2004                  2003
------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                          $  26.22         $  20.01               $18.84
------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                    0.24(a)          0.09(a)              0.00(a)
------------------------------------------------------------------------------------------------------------------
  Net gains on securities (both realized and unrealized)          4.69             6.15                 1.17
==================================================================================================================
    Total from investment operations                              4.93             6.24                 1.17
==================================================================================================================
Less dividends from net investment income                        (0.07)           (0.03)                  --
==================================================================================================================
Redemption fees added to beneficial interest                      0.00             0.00                   --
==================================================================================================================
Net asset value, end of period                                $  31.08         $  26.22               $20.01
__________________________________________________________________________________________________________________
==================================================================================================================
Total return(b)                                                  18.82%           31.20%                6.21%
__________________________________________________________________________________________________________________
==================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $202,323         $184,832               $  163
__________________________________________________________________________________________________________________
==================================================================================================================
Ratio of expenses to average net assets
  With fee waivers and/or expense reimbursements                  1.63%(c)         1.71%                1.79%(d)
------------------------------------------------------------------------------------------------------------------
  Without fee waivers and/or expense reimbursements               1.65%(c)         1.74%                1.79%(d)
==================================================================================================================
Ratio of net investment income to average net assets              0.78%(c)         0.35%                0.18%(d)
__________________________________________________________________________________________________________________
==================================================================================================================
Portfolio turnover rate                                             48%              60%                  81%
__________________________________________________________________________________________________________________
==================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Not annualized for periods less than one year.
(c)  Ratios are based on average daily net assets of $208,378,016.
(d)  Annualized.

NOTE 13--LEGAL PROCEEDINGS

Terms used in the Legal Proceedings Note are defined terms solely for the purpose of this note.

SETTLED ENFORCEMENT ACTIONS AND INVESTIGATIONS RELATED TO MARKET TIMING

On October 8, 2004, INVESCO Funds Group, Inc. ("IFG") (the former investment advisor to certain AIM Funds), AIM and A I M Distributors, Inc. ("ADI") (the distributor of the retail AIM Funds) reached final settlements with certain regulators, including the Securities and Exchange Commission ("SEC"), the New York Attorney General and the Colorado Attorney General, to resolve civil enforcement actions and/or investigations related to market timing and related activity in the AIM Funds, including those formerly advised by IFG. As part of the settlements, a $325 million fair fund ($110 million of which is civil penalties) has been created to compensate shareholders harmed by market timing and related activity in funds formerly advised by IFG. Half of this amount has already been paid to the fair fund pursuant to the terms of the settlement with the remainder due December 31, 2005. Additionally, AIM and ADI created a $50 million fair fund ($30 million of which is civil penalties) to compensate shareholders harmed by market timing and related activity in funds advised by AIM, which was done pursuant to the terms of the settlement. These two fair funds may increase as a result of contributions from third parties who reach final settlements with the SEC or other regulators to resolve allegations of market timing and/or late trading that also may have harmed applicable AIM Funds. These two fair funds will be distributed in accordance with a methodology to be determined by AIM's independent distribution consultant, in consultation with AIM and the independent trustees of the AIM Funds and acceptable to the staff of the SEC. As the methodology is unknown at the present time, management of AIM and the Fund are unable to estimate the impact, if any, that the distribution of these two fair funds may have on the Fund or whether such distribution will have an impact on the Fund's financial statements in the future.

  At the request of the trustees of the AIM Funds, AMVESCAP PLC ("AMVESCAP"), the parent company of IFG and AIM, has agreed to reimburse expenses incurred by the AIM Funds related to market timing matters.

REGULATORY INQUIRIES AND PENDING LITIGATION

  IFG, AIM, ADI and/or related entities and individuals have received inquiries from numerous regulators in the form of subpoenas or other oral or written requests for information and/or documents related to one or more of the following issues, some of which concern one or more AIM Funds: market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including revenue sharing and directed-brokerage arrangements, investments in securities of other registered investment companies, contractual plans, issues related to Section 529 college savings plans and procedures for locating lost securityholders. IFG, AIM and ADI are providing full cooperation with respect to these inquiries. As described more fully below, the AIM Funds, IFG, AIM, ADI and/or related entities and individuals are defendants in numerous civil lawsuits related to one or more of these issues. Regulatory actions and/or additional civil lawsuits related to these or other issues may be filed against the AIM Funds, IFG, AIM and/or related entities and individuals in the future.

  On April 12, 2005, the Attorney General of the State of West Virginia ("WVAG") filed a civil lawsuit against AIM, IFG and ADI, as well as numerous unrelated mutual fund complexes and financial institutions. None of the AIM Funds has been named as a defendant in this lawsuit. The WVAG complaint, filed in the Circuit Court of Marshall County, West Virginia [Civil Action No. 05-C-81], alleges, in substance, that AIM, IFG and ADI engaged in unfair competition and/or unfair or deceptive trade practices by failing to disclose in the prospectuses for the AIM Funds, including those formerly advised by IFG, that they had entered into certain arrangements permitting market timing of such Funds. As a result of the foregoing, the WVAG alleges violations of W. Va. Code sec. 46A-1-101, et seq. (the West Virginia Consumer Credit and Protection Act). The WVAG complaint is seeking, among other things, injunctive relief, civil monetary penalties and a writ of quo warranto against the defendants. If AIM is unsuccessful in its defense of the WVAG lawsuit, it could be barred from serving as an investment advisor for any investment company registered under the Investment Company Act of 1940, as amended (a "registered investment company"). Such results could affect the ability of AIM or any other investment advisor directly or indirectly owned by AMVESCAP, from serving as an investment advisor to any registered investment company, including the Fund. The Fund has been informed by AIM that, if these results occur, AIM will seek exemptive relief from the SEC to permit it to continue to serve as the Fund's investment advisor. There is no assurance that such exemptive relief will be granted.

  On June 13, 2005, the MDL Court (as defined below) issued a Conditional Transfer Order transferring this lawsuit to the MDL Court, which Conditional Transfer Order was finalized on October 19, 2005. On July 7, 2005, the Supreme Court of West Virginia ruled in the context of a separate lawsuit that the WVAG does not have authority pursuant to W. Va. Code Section 46A-6-104 of the West Virginia Consumer Credit and Protection Act to bring an action based upon conduct that is ancillary to the purchase or sale of securities. AIM intends to seek dismissal of the WVAG's lawsuit against it, IFG and ADI in light of this ruling.

  On August 30, 2005, the West Virginia Office of the State
Auditor -- Securities Commission ("WVASC") issued a Summary Order to Cease and Desist and Notice of Right to Hearing to AIM and ADI. The WVASC makes findings of fact that essentially mirror the WVAG's allegations mentioned above and conclusions of law to the effect that AIM and ADI violated the West Virginia securities laws. The WVASC orders AIM and ADI to cease any further violations and seeks to impose monetary sanctions to be determined by the Commissioner. Initial research indicates that these damages could be limited or capped by statute. AIM and ADI have the right to contest the WVASC's findings and conclusions, which they intend to do.

  Civil lawsuits, including purported class action and shareholder derivative suits, have been filed against certain of the AIM Funds, IFG, AIM, ADI and/or related entities and individuals, depending on the lawsuit, alleging:

  - that the defendants permitted improper market timing and related activity in the AIM Funds;

  - that certain AIM Funds inadequately employed fair value pricing;

  - that the defendants charged excessive advisory and/or distribution fees and failed to pass on to shareholders the perceived savings generated by economies of scale and that the defendants adopted unlawful distribution plans;

  - that the defendants breached their fiduciary duties by charging distribution fees while AIM Funds and/or specific share classes were closed generally to new investors and/or while other share classes of the same AIM Fund were not charged the same distribution fees;

  - that the defendants improperly used the assets of the AIM Funds to pay brokers to aggressively promote the sale of the AIM Funds over other mutual funds and that the defendants concealed such payments from investors by disguising them as brokerage commissions; and

  - that the defendants breached their fiduciary duties by failing to ensure that the AIM Funds participated in class action settlements in which they were eligible to participate (this lawsuit was dismissed by the Court on August 12, 2005).

  These lawsuits allege as theories of recovery, depending on the lawsuit, violations of various provisions of the Federal and state securities laws and ERISA, negligence, breach of fiduciary duty and/or breach of contract. These lawsuits seek remedies that include, depending on the lawsuit, damages, restitution, injunctive relief, imposition of a constructive trust, removal of certain directors and/or employees, various corrective measures under ERISA, rescission of certain AIM Funds' advisory agreements and/or distribution plans and recovery of all fees paid, an accounting of all fund-related fees, commissions and soft dollar payments, restitution of all commissions and fees paid, and prospective relief in the form of reduced fees.

  All lawsuits based on allegations of market timing, late trading and related activity have been transferred to the United States District Court for the District of Maryland. On August 25, 2005, the Court issued rulings on the common issues of law presented in defendants' motions to dismiss the shareholder class and derivative complaints. These rulings were issued in the context of the Janus lawsuits, but the Court's legal determinations apply at the omnibus level to all cases within his track, including the AIM and IFG cases. The Court dismissed for failure to make pre-suit demand on the fund board all derivative causes of action but one: the excessive fee claim under Section 36(b) of the Investment Company Act of 1940 (the "1940 Act"), as to which the demand requirement does not apply. The Court dismissed all claims asserted in the class complaint but two: (i) the securities fraud claims under Section 10(b) of the Securities Exchange Act of 1934, and (ii) the excessive fee claim under Section 36(b) of the 1940 Act. In addition, the Court limited plaintiffs' potential recovery on the 36(b) claim to fees attributable to timing assets, as opposed to all fees on funds in which any timing occurred. The question whether the duplicative Section 36(b) claim properly belongs in the derivative complaint or in the class action complaint will be decided at a later date. The Court will subsequently issue an order applying his legal rulings to the allegations in the AIM and IFG complaints.

  At the present time, management of AIM and the Fund are unable to estimate the impact, if any, that the outcome of the Regulatory Inquiries and Pending Litigation described above may have on AIM, ADI or the Fund.

* * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * *
* * * * * *

As a result of the matters discussed above, investors in the AIM Funds might react by redeeming their investments. This might require the AIM Funds to sell investments to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the AIM Funds.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of AIM International Mutual Funds and Shareholders of AIM European Growth Fund:



In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of AIM European Growth Fund (one of the funds constituting AIM International Mutual Funds, hereafter referred to as the "Fund") at October 31, 2005, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2005 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/ PRICEWATERHOUSECOOPERS LLP

December 19, 2005
Houston, Texas

OTHER INFORMATION

TRUSTEES AND OFFICERS

As of October 31, 2005



The address of each trustee and officer of AIM International Mutual Funds (the "Trust"), is 11 Greenway Plaza, Suite 100, Houston, Texas 77046. Each trustee oversees 109 portfolios in the AIM Funds complex. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust's organizational documents. Column two below includes length of time served with predecessor entities, if any.

                                   TRUSTEE AND/
NAME, YEAR OF BIRTH AND            OR OFFICER     PRINCIPAL OCCUPATION(S)                    OTHER DIRECTORSHIP(S)
POSITION(S) HELD WITH THE TRUST    SINCE          DURING PAST 5 YEARS                        HELD BY TRUSTEE
-------------------------------------------------------------------------------------------------------------------------------

   INTERESTED PERSONS
-------------------------------------------------------------------------------------------------------------------------------

   Robert H. Graham(1) -- 1946     1991           Director and Chairman, A I M Management    None
   Trustee, Vice Chair,                           Group Inc. (financial services holding
   Principal Executive Officer                    company); Director and Vice Chairman,
   and President                                  AMVESCAP PLC and Chairman, AMVESCAP
                                                  PLC -- AIM Division (parent of AIM and a
                                                  global investment management firm)
                                                  Formerly: President and Chief Executive
                                                  Officer, A I M Management Group Inc.;
                                                  Director, Chairman and President, A I M
                                                  Advisors, Inc. (registered investment
                                                  advisor); Director and Chairman, A I M
                                                  Capital Management, Inc. (registered
                                                  investment advisor), A I M Distributors,
                                                  Inc. (registered broker dealer), AIM
                                                  Investment Services, Inc., (registered
                                                  transfer agent), and Fund Management
                                                  Company (registered broker dealer); and
                                                  Chief Executive Officer, AMVESCAP
                                                  PLC -- Managed Products
-------------------------------------------------------------------------------------------------------------------------------

   Mark H. Williamson(2) -- 1951   2003           Director, President and Chief Executive    None
   Trustee and Executive Vice                     Officer, A I M Management Group Inc.
   President                                      (financial services holding company);
                                                  Director and President, A I M Advisors,
                                                  Inc. (registered investment advisor);
                                                  Director, A I M Capital Management, Inc.
                                                  (registered investment advisor) and
                                                  A I M Distributors, Inc. (registered
                                                  broker dealer); Director and Chairman,
                                                  AIM Investment Services, Inc.
                                                  (registered transfer agent), Fund
                                                  Management Company (registered broker
                                                  dealer) and INVESCO Distributors, Inc.
                                                  (registered broker dealer); and Chief
                                                  Executive Officer, AMVESCAP PLC -- AIM
                                                  Division (parent of AIM and a global
                                                  investment management firm)
                                                  Formerly: Director, Chairman, President
                                                  and Chief Executive Officer, INVESCO
                                                  Funds Group, Inc.; President and Chief
                                                  Executive Officer, INVESCO Distributors,
                                                  Inc.; Chief Executive Officer, AMVESCAP
                                                  PLC -- Managed Products; and Chairman,
                                                  AIM Advisors, Inc.
-------------------------------------------------------------------------------------------------------------------------------

   INDEPENDENT TRUSTEES
-------------------------------------------------------------------------------------------------------------------------------

   Bruce L. Crockett -- 1944       1992           Chairman, Crockett Technology Associates   ACE Limited (insurance company);
   Trustee and Chair                              (technology consulting company)            and Captaris, Inc. (unified
                                                                                             messaging provider)
-------------------------------------------------------------------------------------------------------------------------------

   Bob R. Baker -- 1936            2003           Retired                                    None
   Trustee
-------------------------------------------------------------------------------------------------------------------------------

   Frank S. Bayley -- 1939         2001           Retired                                    Badgley Funds, Inc. (registered
   Trustee                                                                                   investment company (2 portfolios))
                                                  Formerly: Partner, law firm of Baker &
                                                  McKenzie
-------------------------------------------------------------------------------------------------------------------------------

   James T. Bunch -- 1942          2003           Co-President and Founder, Green, Manning   None
   Trustee                                        & Bunch Ltd., (investment banking firm);
                                                  and Director, Policy Studies, Inc. and
                                                  Van Gilder Insurance Corporation
-------------------------------------------------------------------------------------------------------------------------------

   Albert R. Dowden -- 1941        2000           Director of a number of public and         None
   Trustee                                        private business corporations, including
                                                  the Boss Group Ltd. (private investment
                                                  and management); Cortland Trust, Inc.
                                                  (Chairman) (registered investment
                                                  company (3 portfolios)); Annuity and
                                                  Life Re (Holdings), Ltd. (insurance
                                                  company); and CompuDyne Corporation
                                                  (provider of products and services to
                                                  the public security market)
                                                  Formerly: Director, President and Chief
                                                  Executive Officer, Volvo Group North
                                                  America, Inc.; Senior Vice President, AB
                                                  Volvo; and director of various
                                                  affiliated Volvo companies
-------------------------------------------------------------------------------------------------------------------------------

   Edward K. Dunn, Jr. -- 1935     1998           Retired                                    None
   Trustee
-------------------------------------------------------------------------------------------------------------------------------

   Jack M. Fields -- 1952          1997           Chief Executive Officer, Twenty First      Administaff, and Discovery Global
   Trustee                                        Century Group, Inc. (government affairs    Education Fund (non-profit)
                                                  company); and Owner, Dos Angelos Ranch,
                                                  L.P.
                                                  Formerly: Chief Executive Officer,
                                                  Texana Timber LP (sustainable forestry
                                                  company)
-------------------------------------------------------------------------------------------------------------------------------

   Carl Frischling -- 1937         1991           Partner, law firm of Kramer Levin          Cortland Trust, Inc. (registered
   Trustee                                        Naftalis and Frankel LLP                   investment company (3 portfolios))
-------------------------------------------------------------------------------------------------------------------------------

   Gerald J. Lewis -- 1933         2003           Chairman, Lawsuit Resolution Services      General Chemical Group, Inc.
   Trustee                                        (San Diego, California)
-------------------------------------------------------------------------------------------------------------------------------

   Prema Mathai-Davis -- 1950      1998           Formerly: Chief Executive Officer, YWCA    None
   Trustee                                        of the USA
-------------------------------------------------------------------------------------------------------------------------------

(1) Mr. Graham is considered an interested person of the Trust because he is a director of AMVESCAP PLC, parent of the advisor to the Trust.
(2) Mr. Williamson is considered an interested person of the Trust because he is an officer and a director of the advisor to, and a director of the principal underwriter of, the Trust.

As of October 31, 2005




The address of each trustee and officer of AIM International Mutual Funds (the "Trust"), is 11 Greenway Plaza, Suite 100, Houston, Texas 77046. Each trustee oversees 109 portfolios in the AIM Funds complex. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust's organizational documents. Column two below includes length of time served with predecessor entities, if any.

                                   TRUSTEE AND/
NAME, YEAR OF BIRTH AND            OR OFFICER     PRINCIPAL OCCUPATION(S)                    OTHER DIRECTORSHIP(S)
POSITION(S) HELD WITH THE TRUST    SINCE          DURING PAST 5 YEARS                        HELD BY TRUSTEE
-------------------------------------------------------------------------------------------------------------------------------

   Lewis F. Pennock -- 1942        1981           Partner, law firm of Pennock & Cooper      None
   Trustee
-------------------------------------------------------------------------------------------------------------------------------

   Ruth H. Quigley -- 1935         2001           Retired                                    None
   Trustee
-------------------------------------------------------------------------------------------------------------------------------

   Larry Soll -- 1942              2003           Retired                                    None
   Trustee
-------------------------------------------------------------------------------------------------------------------------------

   Raymond Stickel,                2005           Retired                                    None
   Jr.(3) -- 1944
   Trustee
                                                  Formerly: Partner, Deloitte & Touche
-------------------------------------------------------------------------------------------------------------------------------

   OTHER OFFICERS
-------------------------------------------------------------------------------------------------------------------------------

   Lisa O. Brinkley -- 1959        2004           Senior Vice President, A I M Management    N/A
   Senior Vice President and                      Group Inc. (financial services holding
   Chief Compliance Officer                       company); Senior Vice President and
                                                  Chief Compliance Officer, A I M
                                                  Advisors, Inc.; Vice President and Chief
                                                  Compliance Officer, A I M Capital
                                                  Management, Inc. and Vice President,
                                                  A I M Distributors, Inc., AIM Investment
                                                  Services, Inc. and Fund Management
                                                  Company
                                                  Formerly: Senior Vice President and
                                                  Compliance Director, Delaware
                                                  Investments Family of Funds and Chief
                                                  Compliance Officer, A I M Distributors,
                                                  Inc.
-------------------------------------------------------------------------------------------------------------------------------

   Russell C. Burk -- 1958         2005           Formerly: Director of Compliance and       N/A
   Senior Vice President and                      Assistant General Counsel, ICON
   Senior Officer                                 Advisers, Inc.; Financial Consultant,
                                                  Merrill Lynch; General Counsel and
                                                  Director of Compliance, ALPS Mutual
                                                  Funds, Inc.
-------------------------------------------------------------------------------------------------------------------------------

   Kevin M. Carome -- 1956         2003           Director, Senior Vice President,           N/A
   Senior Vice President,                         Secretary and General Counsel, A I M
   Secretary and Chief Legal                      Management Group Inc. and A I M
   Officer                                        Advisors, Inc.; Director and Vice
                                                  President, INVESCO Distributors, Inc.;
                                                  Vice President, A I M Capital
                                                  Management, Inc., AIM Investment
                                                  Services, Inc. and Fund Management
                                                  Company; and Senior Vice President,
                                                  A I M Distributors, Inc.
                                                  Formerly: Senior Vice President and
                                                  General Counsel, Liberty Financial
                                                  Companies, Inc.; Senior Vice President
                                                  and General Counsel, Liberty Funds
                                                  Group, LLC; Vice President, A I M
                                                  Distributors, Inc.; and Director and
                                                  General Counsel, Fund Management Company
-------------------------------------------------------------------------------------------------------------------------------

   Robert G. Alley -- 1948         1994           Managing Director, Chief Fixed Income      N/A
   Vice President                                 Officer and Senior Investment Officer,
                                                  A I M Capital Management, Inc.; and Vice
                                                  President, A I M Advisors, Inc.
-------------------------------------------------------------------------------------------------------------------------------

   Sidney M. Dilgren -- 1961       2004           Vice President and Fund Treasurer, A I M   N/A
   Vice President, Principal                      Advisors, Inc.
   Financial Officer and
   Treasurer                                      Formerly: Senior Vice President, AIM
                                                  Investment Services, Inc.; and Vice
                                                  President, A I M Distributors, Inc.
-------------------------------------------------------------------------------------------------------------------------------

   J. Philip Ferguson -- 1945      2005           Senior Vice President and Chief            N/A
   Vice President                                 Investment Officer, A I M Advisors Inc.;
                                                  Director, Chairman, Chief Executive
                                                  Officer, President and Chief Investment
                                                  Officer, A I M Capital Management, Inc.;
                                                  Executive Vice President, A I M
                                                  Management Group Inc.
                                                  Formerly: Senior Vice President, AIM
                                                  Private Asset Management, Inc.; and
                                                  Chief Equity Officer, and Senior
                                                  Investment Officer, A I M Capital
                                                  Management, Inc.
-------------------------------------------------------------------------------------------------------------------------------

   Karen Dunn Kelley -- 1960       2004           Director of Cash Management, Managing      N/A
   Vice President                                 Director and Chief Cash Management
                                                  Officer, A I M Capital Management, Inc;
                                                  Director and President, Fund Management
                                                  Company; and Vice President, A I M
                                                  Advisors, Inc.
-------------------------------------------------------------------------------------------------------------------------------

(3) Mr. Stickel was elected as a trustee of the Trust effective October 1, 2005.

The Statement of Additional Information of the Trust includes additional information about the Fund's Trustees and is available upon request, without charge, by calling 1.800.959.4246.

OFFICE OF THE FUND            INVESTMENT ADVISOR       DISTRIBUTOR              AUDITORS
11 Greenway Plaza             A I M Advisors, Inc.     A I M Distributors,      PricewaterhouseCoopers
Suite 100                     11 Greenway Plaza        Inc.                     LLP
Houston, TX 77046-1173        Suite 100                11 Greenway Plaza        1201 Louisiana Street
                              Houston, TX 77046-1173   Suite 100                Suite 2900
                                                       Houston, TX 77046-1173   Houston, TX 77002-5678

COUNSEL TO THE FUND           COUNSEL TO THE           TRANSFER AGENT           CUSTODIAN
Ballard Spahr                 INDEPENDENT TRUSTEES     AIM Investment           State Street Bank and
Andrews & Ingersoll, LLP      Kramer, Levin, Naftalis  Services, Inc.           Trust Company
1735 Market Street            & Frankel LLP            P.O. Box 4739            225 Franklin Street
Philadelphia, PA 19103-7599   1177 Avenue of the       Houston, TX 77210-4739   Boston, MA 02110-2801
                              Americas
                              New York, NY 10036-2714

REQUIRED FEDERAL INCOME TAX INFORMATION (UNAUDITED)

Of ordinary dividends paid to shareholders during the Fund's tax year ended October 31, 2005, 0% is eligible for the dividends received deduction for corporations.

For its tax year ended October 31, 2005, the Fund designates 100%, or the maximum amount allowable, of its dividend distributions as qualified dividend income. Your actual amount of qualified dividend income for the calendar year will be reported on Form 1099-DIV. You should consult your tax advisor regarding treatment of these amounts.

U.S. ESTATE TAX FOR NON-RESIDENT ALIEN SHAREHOLDERS (UNAUDITED)

The percentage of qualifying assets not subject to the U.S. estate tax for the fiscal quarters ended January 31, 2005, April 30, 2005, July 31, 2005, and October 31, 2005 are 99.88%, 99.88%, 99.94%, 98.62%, respectively.

              DOMESTIC EQUITY                              SECTOR EQUITY                           AIM ALLOCATION SOLUTIONS

AIM Aggressive Growth Fund                   AIM Advantage Health Sciences Fund           AIM Conservative Allocation Fund
AIM Basic Balanced Fund*                     AIM Energy Fund                              AIM Growth Allocation Fund(2)
AIM Basic Value Fund                         AIM Financial Services Fund                  AIM Moderate Allocation Fund
AIM Blue Chip Fund                           AIM Global Health Care Fund                  AIM Moderate Growth Allocation Fund
AIM Capital Development Fund                 AIM Global Real Estate Fund                  AIM Moderately Conservative Allocation
AIM Charter Fund                             AIM Gold & Precious Metals Fund               Fund
AIM Constellation Fund                       AIM Leisure Fund
AIM Diversified Dividend Fund                AIM Multi-Sector Fund                        DIVERSIFIED PORTFOLIOS
AIM Dynamics Fund                            AIM Real Estate Fund(1)
AIM Large Cap Basic Value Fund               AIM Technology Fund                          AIM Income Allocation Fund
AIM Large Cap Growth Fund                    AIM Utilities Fund                           AIM International Allocation Fund
AIM Mid Cap Basic Value Fund
AIM Mid Cap Core Equity Fund(1)                             FIXED INCOME
AIM Mid Cap Growth Fund
AIM Opportunities I Fund                     TAXABLE
AIM Opportunities II Fund
AIM Opportunities III Fund                   AIM Floating Rate Fund
AIM Premier Equity Fund                      AIM High Yield Fund
AIM S&P 500 Index Fund                       AIM Income Fund
AIM Select Equity Fund                       AIM Intermediate Government Fund
AIM Small Cap Equity Fund                    AIM Limited Maturity Treasury Fund
AIM Small Cap Growth Fund(1)                 AIM Money Market Fund
AIM Small Company Growth Fund                AIM Short Term Bond Fund
AIM Summit Fund                              AIM Total Return Bond Fund
AIM Trimark Endeavor Fund                    Premier Portfolio
AIM Trimark Small Companies Fund             Premier U.S.Government Money Portfolio
AIM Weingarten Fund

*Domestic equity and income fund             TAX-FREE

       INTERNATIONAL/GLOBAL EQUITY
                                             AIM High Income Municipal Fund(1)
AIM Asia Pacific Growth Fund                 AIM Municipal Bond Fund
AIM Developing Markets Fund                  AIM Tax-Exempt Cash Fund
AIM European Growth Fund                     AIM Tax-Free Intermediate Fund
AIM European Small Company Fund(1)           Premier Tax-Exempt Portfolio
AIM Global Aggressive Growth Fund
AIM Global Equity Fund                       =======================================================================================
AIM Global Growth Fund                       Consider the investment objectives,risks,and charges and expenses carefully. For this
AIM Global Value Fund                        and other information about AIM Funds,obtain a prospectus from your financial advisor
AIM International Core Equity Fund           and read it carefully before investing.
AIM International Growth Fund                =======================================================================================
AIM International Small Company Fund(1)
AIM Trimark Fund

(1) This fund has limited public sales of its shares to certain investors. For more information on who may continue to invest in the fund, please see the appropriate prospectus.

(2) Effective April 29, 2005, AIM Aggressive Allocation Fund was renamed AIM Growth Allocation Fund.

   If used after January 20, 2006, this report must be accompanied by a Fund Performance & Commentary or by an AIM Quarterly Performance Review for the most recent quarter-end. Mutual funds distributed by A I M Distributors, Inc.

A I M Management Group Inc. has provided leadership in the investment management industry since 1976 and manages $129 billion in assets. AIM is a subsidiary of AMVESCAP PLC, one of the world's largest independent financial services companies with $381 billion in assets under management. Data as of September 30, 2005.

AIMinvestments.com                  EGR-AR-1            A I M Distributors, Inc.

                                      YOUR GOALS. OUR SOLUTIONS. --Registered Trademark--
---------------------------------------------------------------------------------------
Mutual    Retirement    Annuities    College    Separately    Offshore    Cash            [AIM INVESTMENTS LOGO]
Funds     Products                   Savings    Managed       Products    Management     --Registered Trademark--
                                     Plans      Accounts
---------------------------------------------------------------------------------------

                                               AIM GLOBAL AGGRESSIVE GROWTH FUND
                                Annual Report to Shareholders o October 31, 2005


                                 [COVER IMAGE]


YOUR GOALS. OUR SOLUTIONS.                   [AIM INVESTMENTS LOGO APPEARS HERE]
 --Registered Trademark--                         --Registered Trademark--

AIM GLOBAL AGGRESSIVE GROWTH FUND SEEKS TO PROVIDE ABOVE AVERAGE LONG-TERM GROWTH OF CAPITAL.

o Unless otherwise stated, information presented in this report is as of October 31, 2005, and is based on total net assets.


ABOUT SHARE CLASSES
                                              o The unmanaged LIPPER GLOBAL SMALL/        The Fund provides a complete list of its
o Class B shares are not available as an      MID-CAP GROWTH CATEGORY AVERAGE             holdings four times in each fiscal year,
investment for retirement plans               represents the average performance of       at the quarter-ends. For the second and
maintained pursuant to Section 401 of         funds in the Lipper Global Small/Mid Cap    fourth quarters, the lists appear in the
the Internal Revenue Code, including 401(k)   Category, tracked by Lipper, Inc. an        Fund's semiannual and annual reports to
plans, money purchase pension plans           independent mutual fund performance         shareholders. For the first and third
and profit sharing plans. Plans that had      monitor.                                    quarters, the Fund files the lists with
existing accounts invested in Class B                                                     the Securities and Exchange Commission
shares prior to September 30, 2003, will      o The unmanaged Standard & Poor's           (SEC) on Form N-Q. The most recent list
continue to be allowed to make                Composite Index of 500 Stocks (the S&P      of portfolio holdings is available at
additional purchases.                         500--Registered Trademark-- INDEX) is       AIMinvestments.com. From our home page,
                                              an index of common stocks frequently        click on Products & Performance, then
PRINCIPAL RISKS OF INVESTING IN THE FUND      used as a general measure of U.S. stock     Mutual Funds, then Fund Overview. Select
                                              market performance.                         your Fund from the drop-down menu and
o International investing presents                                                        click on Complete Quarterly Holdings.
certain risks not associated with             o The Fund is not managed to track the      Shareholders can also look up the Fund's
investing solely in the United States.        performance of any particular index,        Forms N-Q on the SEC's Web site at
These include risks relating to               including the indexes defined here, and     sec.gov. And copies of the Fund's Forms
fluctuations in the value of the U.S.         consequently, the performance of the        N-Q may be reviewed and copied at the
dollar relative to the values of other        Fund may deviate significantly from the     SEC's Public Reference Room at 450 Fifth
currencies, the custody arrangements          performance of the indexes.                 Street, N.W., Washington, D.C.
made for the Fund's foreign holdings,                                                     20549-0102. You can obtain information
differences in accounting, political          o A direct investment cannot be made in     on the operation of the Public Reference
risks and the lesser degree of public         an index. Unless otherwise indicated,       Room, including information about
information required to be provided by        index results include reinvested            duplicating fee charges, by calling
non-U.S. companies.                           dividends, and they do not reflect sales    202-942-8090 or 800-732-0330, or by
                                              charges. Performance of an index of         electronic request at the following
o Investing in emerging markets involves      funds reflects fund expenses;               e-mail address: publicinfo@sec.gov. The
greater risk and potential reward than        performance of a market index does not.     SEC file numbers for the Fund are
investing in more established markets.                                                    811-06463 and 33-44611.
                                              OTHER INFORMATION
o Investing in smaller companies                                                          A description of the policies and
involves greater risk than investing in       o The returns shown in management's         procedures that the Fund uses to
more established companies, such as           discussion of Fund performance are based    determine how to vote proxies relating
business risk, significant stock price        on net asset values calculated for          to portfolio securities is available
fluctuations and illiquidity.                 shareholder transactions. Generally         without charge, upon request, from our
                                              accepted accounting principles require      Client Services department at
ABOUT INDEXES USED IN THIS REPORT             adjustments to be made to the net assets    800-959-4246 or on the AIM Web site,
                                              of the Fund at period end for financial     AIMinvestments.com. On the home page,
o The unmanaged MSCI WORLD INDEX is a         reporting purposes, and as such, the net    scroll down and click on AIM Funds Proxy
group of global securities tracked by         asset values for shareholder                Policy. The information is also
Morgan Stanley Capital International.         transactions and the returns based on       available on the Securities and Exchange
                                              those net asset values may differ from      Commission's Web site, sec.gov.
o The unmanaged MSCI WORLD GROWTH INDEX       the net asset values and returns
is a subset of the MSCI World Index, a        reported in the Financial Highlights.       Information regarding how the Fund voted
group of global securities tracked by                                                     proxies related to its portfolio
Morgan Stanley Capital International;         o Industry classifications used in this     securities during the 12 months ended
the Growth subset measures performance        report are generally according to the       June 30, 2005, is available at our Web
of companies with higher price/earnings       Global Industry Classification Standard,    site. Go to AIMinvestments.com, access
ratios and higher forecasted growth           which was developed by and is the           the About Us tab, click on Required
values.                                       exclusive property and a service mark of    Notices and then click on Proxy Voting
                                              Morgan Stanley Capital International        Activity. Next, select the Fund from the
                                              Inc. and Standard & Poor's.                 drop-down menu. The information is also
                                                                                          available on the Securities and Exchange
                                                                                          Commission's Web site, sec.gov.

                                                                                          ======================================
                                                                                          Fund   NASDAQ   Symbols
                                                                                          Class  A Shares                  AGAAX
                                                                                          Class  B Shares                  AGABX
                                                                                          Class  C Shares                  AGACX
                                                                                          ======================================
=====================================================================================
This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses.
Investors should read it carefully before investing
=====================================================================================

=====================================================================================
Not FDIC Insured           May Lose Value             No Bank Guarantee
=====================================================================================
AIMinvestments.com

AIM GLOBAL AGGRESSIVE GROWTH FUND


              DEAR FELLOW AIM FUNDS SHAREHOLDERS:

              The fiscal year covered by this report was quite good to equity investors. Domestically, the broad-based S&P 500 Index returned
[PHOTO OF     8.72%. Globally, Morgan Stanley's MSCI World Index rose 13.27%.
 ROBERT H.    Much of this good performance, though, was attained early in the
 GRAHAM]      fiscal year as virtually every equity index declined during
              October of 2005. Concern about the inflationary potential of rising energy costs was frequently cited as a major cause of market weakness.

                Within the indexes, there was considerable variability in the performance of different sectors and markets. Domestically, energy sector performance far outpaced that of the other sectors in the
ROBERT H.     S&P 500 Index, reflecting rising oil and gas prices. Overseas,
 GRAHAM       emerging markets produced more attractive results than did developed markets, at least in part because emerging markets tend to be more closely tied to the performance of natural resources and commodities.

                One could make a strong argument for global diversification of a stock portfolio using the performance data for the fiscal year ended October 31, 2005. Of course, your financial advisor is the person most qualified to help you decide whether such diversification is appropriate for you.

[PHOTO OF       For a discussion of the specific market conditions that affected
MARK H.       your Fund and how your Fund was managed during the fiscal year,
WILLIAMSON]   please turn to Page 3.
              NEW INFORMATION IN THIS REPORT

MARK H.       We would like to call your attention to two new elements in this
WILLIAMSON    report. First, on Page 2, is a message from Bruce Crockett, the independent Chair of the Board of Trustees of the AIM Funds. We first introduced you to Mr. Crockett in the annual report on your Fund dated October 31, 2004. Mr. Crockett has been on our Funds'
              Board since 1992; he assumed his responsibilities as Chair in October 2004.

                Mr. Crockett plans to keep AIM shareholders informed of the work of the Board regularly via letters in the Fund reports. We certainly think this is a valuable addition to the reports. The Board is charged with looking out for the interests of shareholders, and Mr. Crockett's letter provides insight into some of the many issues the Board addresses in governing your Fund.

                One of the most important decisions the Board makes each year is whether to approve the advisory agreement your Fund has with AIM. Essentially, this agreement hires AIM to manage the assets in your Fund. A discussion of the factors the Board considered in reviewing the agreement is the second new element in the report, and we encourage you to read it. It appears on Pages 8 and 9.

                Further information about the markets, your Fund, and investing in general is always available on our widely acclaimed Web site, AIMinvestments.com. We invite you to visit it frequently.

                We at AIM remain committed to building solutions to help you meet your investment goals. We thank you for your continued participation in AIM Investments--Registered Trademark--. If you have any questions, please contact our award-winning Client Service representatives at 800-959-4246. We are happy to be of help.


              Sincerely,

              /s/ ROBERT H. GRAHAM               /s/ MARK H. WILLIAMSON

              Robert H. Graham                   Mark H. Williamson
              President & Vice Chair, AIM Funds  President, A I M Advisors, Inc.

              December 15, 2005


              AIM Investments is a registered service mark of A I M Management Group Inc. A I M Advisors, Inc. and A I M Capital Management, Inc. are the investment advisors. A I M Distributors, Inc. is the distributor for the retail funds represented by AIM Investments.

AIM GLOBAL AGGRESSIVE GROWTH FUND

              DEAR AIM FUNDS SHAREHOLDERS:

              As independent Chair of the Board of Trustees of the AIM Funds, I'm writing to report on the work being done by your Board.

                At our most recent meeting in June 2005, your Board approved
[PHOTO OF     voluntary fee reductions from A I M Advisors, Inc. (AIM) that save
BRUCE L.      shareholders approximately $20.8 million annually, based on asset
CROCKETT]     levels as of March 31, 2005. The majority of these expense reductions, which took effect July 1, 2005, will be achieved by a permanent reduction to 0.25% of the Rule 12b-1 fees on Class A
BRUCE L.      and Class A3 shares of those AIM Funds that previously charged
CROCKETT      these fees at a higher rate.

                Our June meeting, which was the culmination of more than two and one-half months of review and discussions, took place over a three-day period. The meeting included your Board's annual comprehensive evaluation of each fund's advisory agreement with AIM. After this evaluation, in which questions about fees, performance and operations were addressed by AIM, your Board approved all advisory agreements for the year beginning July 1, 2005. You can find information on the factors considered and conclusions reached by your Board in its evaluation of each fund's advisory agreement at AIMinvestments.com. (Go to "Products & Performance" and click on "Investment Advisory Agreement Renewals.") The advisory agreement information about your Fund is also included in this annual report on Pages 8 and 9. I encourage you to review it.

                Together with monitoring fund expenses, fund performance is your
              Board's priority. Our initial goal is to work with AIM to bring about improvement in every AIM Fund that has been underperforming its category.

                Your Board has a well-defined process and structure for
              monitoring all funds and identifying and assisting AIM in improving underperforming funds. Our Investments Committee--which functions along with Audit, Governance, Valuation and Compliance Committees--is the only one of these five standing committees to include all 14 independent Board members. Further, our Investments Committee is divided into three underlying subcommittees, each responsible for, among other things, reviewing the performance, fees and expenses of the funds that have been assigned to it.

                At subcommittee meetings, held throughout the year, the
              performance of every AIM Fund is evaluated. If a fund has underperformed its peer group for a meaningful period, we work closely with AIM to discover the causes and help develop the right responses. In some cases, AIM may determine that a change in portfolio management strategy or portfolio managers is required. In other cases, where a fund no longer seems viable, it may be merged with a similar fund, being careful to consider the needs of all shareholders affected by the decision. Following AIM's recommendation and your Board's approval, eight funds were recently merged.

                Be assured that your Board is working closely with the
              management of AIM to help you reach your investment goals. Should you or your advisor have questions or comments about the governance of AIM Funds, I invite you to write to me at AIM Investments, AIM Investments Tower, 11 Greenway Plaza, Suite 100, Houston, TX 77046. Your Board looks forward to keeping you informed about the governance of your funds.




              Sincerely,

              /s/ BRUCE L. CROCKETT

              Bruce L. Crockett
              Independent Chair
              On Behalf of the Board of
              Trustees AIM Funds

              December 15, 2005

AIM GLOBAL AGGRESSIVE GROWTH FUND


MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE

=====================================================================================     diversification benefit of international
PERFORMANCE SUMMARY                                                                       investing.
                                             ========================================
Despite higher oil prices, most world        FUND VS. INDEXES                               We seek to minimize stock-specific risk
equity markets posted positive returns                                                    by building a portfolio that holds a
for the fiscal year. Given this              TOTAL RETURNS, 10/31/04-10/31/05,            variety of companies.
environment, we are pleased to once          EXCLUDING APPLICABLE SALES CHARGES. IF
again reward shareholders with               SALES CHARGES WERE INCLUDED, RETURNS           We believe disciplined sell decisions
double-digit Fund performance. As the        WOULD BE LOWER.                              are a key determinant of successful
table illustrates, your Fund                                                              investing. We consider selling a stock
significantly outperformed its               Class A Shares                    21.25%     for any one of the following reasons:
style-specific and broad market indexes.     Class B Shares                    20.40
Turn to Pages 6 and 7 for long-term          Class C Shares                    20.39      o a company's fundamentals deteriorate
performance.                                 MSCI World Index                             or it posts disappointing earnings
                                             (Broad Market Index)              13.27
  We attribute our comparative success       MSCI World Growth Index                      o a stock's price seems overvalued
to strong stock selection, an overweight     (Style-specific Index)            11.68
position to European equities (compared      Lipper Global Small/Mid-Cap Growth           o a more attractive opportunity is
to the MSCI World Growth Index) and          Category Average                             presented
exposure to select stocks in                 (Peer Group Index)                20.59
out-performing Latin American markets.       SOURCE: LIPPER, INC.                         MARKET CONDITIONS AND YOUR FUND
Our concentration in small- and mid-cap      ========================================
global stocks,                                                                            Despite historically high energy prices,
                                             which outperformed during the fiscal         the majority of world markets rose
                                             year, was also a competitive advantage.      during the fiscal year. For the third
=====================================================================================     consecutive year, foreign markets
                                                                                          outperformed U.S. markets.
HOW WE INVEST                                o high return on invested capital
                                                                                          o Latin American stocks were some of the
We believe that earnings drive stock         o reasonable prices with low valuations      best performers in the world as the
prices and that companies generating                                                      region's exporters benefited from rising
substantial, repeatable, above average         We use a systematic, stock-by stock        commodity prices as well as increased
earnings growth should provide long-term     approach, focusing on strengths of           domestic demand in some countries.
growth of capital.                           individual companies, rather than sector
                                             or country trends. Our goal is a             o In Europe, markets rallied amid a low
  Therefore, when selecting stocks for       well-diversified, reasonably priced,         interest rate environment (the European
your Fund we look for companies, both in     quality portfolio. We adhere to our          Central Bank has kept rates at 2% for
the U.S. and abroad, with the following      investment process regardless of the         several years) and increased corporate
attributes:                                  macroeconomic environment.                   profits buoyed by restructuring and
                                                                                          cost cutting measures.
o accelerating earnings and revenues           We do not hedge currencies because we
                                             believe currency exposure increases the      o In Asia, Japanese stocks climbed to
o strong cash flow generation                                                             levels not witnessed in many years as
                                                                                          Japanese corporate earnings continued to
                                                                                          improve and Prime Minister Junichiro
                                                                                          Koizumi's dramatic election victory
                                                                                          resonated well with investors.

                                                                                                                     (continued)

=========================================    =======================================      ========================================
PORTFOLIO COMPOSITION                         TOP 5 COUNTRIES*                            TOP 10 EQUITY HOLDINGS*

By sector                                     1. United States                 31.5%      1. OTP Bank Rt. (Hungary)           2.9%
                                              2. United Kingdom                 9.0       2. Anglo Irish Bank Corp. PLC
             [PIE CHART]                      3. Japan                          6.6          (Ireland)                        2.5
                                              4. Canada                         6.4       3. Enterprise Inns PLC
Consumer Discretionary              21.1%     5. Germany                        4.8          (United Kingdom)                 2.4
Financials                          17.9%                                                 4. Syngenta A.G. (Switzerland)      1.9
Industrials                         12.5%     TOTAL NET ASSETS       $851.7 MILLION       5. Standard Bank Group Ltd.
Information Technology              12.0%                                                    (South Africa)                   1.6
Health Care                         10.3%     TOTAL NUMBER OF HOLDINGS*         126       6. Telkon South Africa Ltd.
Energy                               5.6%                                                    (South Africa)                   1.5
Consumer Staples                     5.4%                                                 7. OPAP S.A. (Greece)               1.5
Money Market Funds Plus                                                                   8. Grupo Ferrovial, S.A. (Spain)    1.5
Other Assets Less Liabilities        4.2%                                                 9. Amdocs Ltd.                      1.4
Utilities                            2.3%                                                10. Sherritt International Corp.
Telecommunications Services          3.8%                                                    (Canada)                         1.3
Materials                            4.9%

The Fund's holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.

*Excluding money market fund holdings.
=========================================    =======================================      ========================================

AIM GLOBAL AGGRESSIVE GROWTH FUND

o In the United States, equity markets       competitors is our willingness to go off                  JAMES G. BIRDSALL, portfolio
also posted positive returns for the         the beaten path when it comes to stock        [BIRDSALL   manager, is lead manager
fiscal year but gains were muted             selection. The mid-to-small-cap focus of      PHOTO]      of AIM Global Aggressive
compared to overseas markets.                the Fund often enabled us to be exposed                   Growth Fund with respect to
                                             to relatively undiscovered companies                      the Fund's domestic portion
  Fund performance was broadly-based         which many analysts don't follow.             of the Fund's portfolio. He joined AIM
with all regions reporting double-digit                                                    in 1995. Mr. Birdsall received his
returns. We significantly outperformed         Given strong Fund performance we had few    B.B.A. with a concentration in finance
our style-specific benchmark in North        detractors to report. One stock that          from Stephen F. Austin State University.
America, Latin America and Europe.           detracted was Korea-based KIRYUNG             He also earned an M.B.A. with a
                                             ELECTRONIC CO. LTD., a manufacturer and       concentration in finance and
  In North America, both U.S. and Canadian   supplier of satellite radio systems to a      international business at the University
stocks contributed to performance.           large U.S. satellite radio company.           of St. Thomas.
Canadian oil companies were among our        During the fiscal year, Kiryung declined
top performers for the fiscal year. We       amid increased competition from                           JASON T. HOLZER, Chartered
believe we can identify oil companies        Taiwanese companies which subsequently        [HOLZER     Financial Analyst, senior
with underlying drivers beyond rising        led to disappointing earnings. Despite a      PHOTO]      portfolio manager, is lead
commodity prices. For instance, CANADIAN     rebound in the stock, the increased                       manager of AIM Global
OIL SANDS TRUST is an oil company we         competitive atmosphere surrounding the                    Aggressive Growth Fund
believe has strong production growth         company led us to trim the position.          with respect to the Fund's investments
relative to its peers as well as                                                           in Europe and Canada. Mr. Holzer joined
attractive valuations--characteristics         Foreign exchange also proved a drag on      AIM in 1996. He received a B.A. in
we believe can lead to strong long-term      Fund performance. During the fiscal           quantitative economics and an M.S. in
performance.                                 year, the U.S. dollar strengthened            engineering-economic systems from
                                             against many foreign currencies, most         Stanford University.
         We significantly                    notably against the euro, pound and yen.
      outperformed our style-                Given our large allocation to foreign                     BARRETT K. SIDES, senior
      specific benchmark in                  holdings, foreign currency depreciation       [SIDES      portfolio manager, is lead
       North America, Latin                  had a negative impact on Fund returns.        PHOTO]      manager of AIM Global
       America and Europe.                                                                             Aggressive Growth Fund with
                                             IN CLOSING                                                respect to the Fund's
                                                                                           investments in Asia Pacific and Latin
  While not a large weighting in the         The performance of international markets      America. He joined AIM in 1990. Mr.
portfolio, Latin American holdings had       over the last several years underscores       Sides graduated with a B.S. in economics
some of the strongest returns. Mexico's      the investment opportunities beyond U.S.      from Bucknell University. He also
WAL-MART DE MEXICO S.A. DE C.V.              borders. We believe our bottom-up             received a master's in international
(Wal-Mex) has been able to pioneer a         investment process allows us to build a       business from the University of St.
centralized distribution system in           strong portfolio based on world-class         Thomas. After the close of the fiscal
Mexico by leveraging off its parent          companies from around the globe. We are       year, he left the portfolio team for
company's name (Wal-Mart) and know-how.      pleased to once again provide                 this Fund.
A market leader in the                       shareholders with positive Fund returns
supermarket/hypermarket area, Wal-Mex        for the fiscal year and thank you for                     SHUXIN CAO, Chartered
continues to gain market share from its      your continued participation in AIM           [CAO        Financial Analyst,
less efficient competitors.                  Global Aggressive Growth Fund.                PHOTO]      portfolio manager, is
                                                                                                       manager of AIM Global
  Our largest regional allocation was in     THE VIEWS AND OPINIONS EXPRESSED IN                       Aggressive Growth Fund.
European stocks. We continue to find         MANAGEMENT'S DISCUSSION OF FUND               He joined AIM in 1997. Mr. Cao graduated
many attractive opportunities in Europe      PERFORMANCE ARE THOSE OF A I M ADVISORS,      from Tianjin Foreign Language Institute
particularly in financials.                  INC. THESE VIEWS AND OPINIONS ARE             with a B.A. in English. He also received
                                             SUBJECT TO CHANGE AT ANY TIME BASED ON        an M.B.A. from Texas A&M University and
  Based on strong stock selection, we were   FACTORS SUCH AS MARKET AND ECONOMIC           is a Certified Public Accountant.
able to outperform our style-specific        CONDITIONS. THESE VIEWS AND OPINIONS MAY
benchmark in nearly all sectors. Sectors     NOT BE RELIED UPON AS INVESTMENT ADVICE                   BORGE ENDRESEN, Chartered
that contributed the most to Fund            OR RECOMMENDATIONS, OR AS AN OFFER FOR A      [ENDRESEN   Financial Analyst, portfolio
performance were financials, consumer        PARTICULAR SECURITY. THE INFORMATION IS       PHOTO]      manager, is manager of AIM
discretionary and industrials. Utilities     NOT A COMPLETE ANALYSIS OF EVERY ASPECT                   Global Aggressive Growth
and materials contributed the least due      OF ANY MARKET, COUNTRY, INDUSTRY,                         Fund. He joined AIM in 1999
to smaller allocations in these sectors.     SECURITY OR THE FUND. STATEMENTS OF FACT      and graduated summa cum laude from the
                                             ARE FROM SOURCES CONSIDERED RELIABLE,         University of Oregon with a B.S. in
  In our view, what differentiates our       BUT A I M ADVISORS, INC. MAKES NO             finance. He also earned an M.B.A. from
Fund from its index benchmarks and many      REPRESENTATION OR WARRANTY AS TO THEIR        The University of Texas at Austin.
of its                                       COMPLETENESS OR ACCURACY. ALTHOUGH
                                             HISTORICAL PERFORMANCE IS NO GUARANTEE        Assisted by Asia Pacific/Latin America
                                             OF FUTURE RESULTS, THESE INSIGHTS MAY         Team, Europe/Canada Team and Large
                                             HELP YOU UNDERSTAND OUR INVESTMENT            Multi-Cap Growth Team
                                             MANAGEMENT PHILOSOPHY.
                                                                                                     [RIGHT ARROW GRAPHIC]
                                                   See important Fund and index
                                                 disclosures inside front cover.           FOR A PRESENTATION OF YOUR FUND'S
                                                                                           LONG-TERM PERFORMANCE, PLEASE SEE PAGES
                                                                                           6 AND 7.

AIM GLOBAL AGGRESSIVE GROWTH FUND


CALCULATING YOUR ONGOING FUND EXPENSES


EXAMPLE                                      to estimate the expenses that you paid          The hypothetical account values and
                                             over the period. Simply divide your           expenses may not be used to estimate the
As a shareholder of the Fund, you incur      account value by $1,000 (for example, an      actual ending account balance or
two types of costs: (1) transaction          $8,600 account value divided by $1,000 =      expenses you paid for the period. You
costs, which may include sales charges       8.6), then multiply the result by the         may use this information to compare the
(loads) on purchase payments; contingent     number in the table under the heading         ongoing costs of investing in the Fund
deferred sales charges on redemptions;       entitled "Actual Expenses Paid During         and other funds. To do so, compare this
and redemption fees, if any; and (2)         Period" to estimate the expenses you          5% hypothetical example with the 5%
ongoing costs, including management          paid on your account during this period.      hypothetical examples that appear in the
fees; distribution and/or service fees                                                     shareholder reports of the other funds.
(12b-1); and other Fund expenses. This       HYPOTHETICAL EXAMPLE FOR
example is intended to help you              COMPARISON PURPOSES                             Please note that the expenses shown in
understand your ongoing costs (in                                                          the table are meant to highlight your
dollars) of investing in the Fund and to     The table below also provides                 ongoing costs only and do not reflect
compare these costs with ongoing costs       information about hypothetical account        any transactional costs, such as sales
of investing in other mutual funds. The      values and hypothetical expenses based        charges (loads) on purchase payments,
example is based on an investment of         on the Fund's actual expense ratio and        contingent deferred sales charges on
$1,000 invested at the beginning of the      an assumed rate of return of 5% per year      redemptions, and redemption fees, if
period and held for the entire period        before expenses, which is not the Fund's      any. Therefore, the hypothetical
May 1, 2005, through October 31, 2005.       actual return. The Fund's actual              information is useful in comparing
                                             cumulative total returns at net asset         ongoing costs only, and will not help
                                             value after expenses for the six months       you determine the relative total costs
ACTUAL EXPENSES                              ended October 31, 2005, appear in the         of owning different funds. In addition,
                                             table "Cumulative Total Returns" on Page      if these transactional costs were
The table below provides information         7.                                            included, your costs would have been
about actual account values and actual                                                     higher.
expenses. You may use the information in
this table, together with the amount you
invested,

===================================================================================================================================
                                                     ACTUAL                              HYPOTHETICAL
                                                                                   (5% ANNUAL BEFORE EXPENSES)

                        BEGINNING           ENDING            EXPENSES             ENDING            EXPENSES         ANNUALIZED
      SHARE           ACCOUNT VALUE      ACCOUNT VALUE       PAID DURING       ACCOUNT VALUE       PAID DURING          EXPENSE
      CLASS             (5/01/05)        (10/31/05)(1)       PERIOD(2,3)         (10/31/05)        PERIOD(2,4)           RATIO
        A              $1,000.00          $1,119.60             $8.44            $1,017.24            $8.03              1.58%
        B               1,000.00           1,115.80             12.27             1,013.61            11.67              2.30
        C               1,000.00           1,115.70             12.27             1,013.61            11.67              2.30

(1) The actual ending account value is based on the actual total return of the Fund for the period May 1, 2005, through October
    31, 2005, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund's expense ratio and a hypothetical annual return of 5% before expenses. The Fund's actual cumulative total returns at net asset value after expenses for the six months ended October 31, 2005, appear in the table "Cumulative Total Returns" on Page 7.

(2) Expenses are equal to the Fund's annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half-year. Effective on July 1, 2005, the distributor contractually agreed to reduce Rule 12b-1 plan fees for Class A shares to 0.25%. Effective on October 1, 2005, the Board of
    Trustees approved an amendment to the transfer agency agreement. The annualized expense ratio restated as if the agreements had been in effect throughout the entire most recent fiscal half year is 1.63%, 2.38%, and 2.38% for Class A, B, and C shares, respectively.

(3) The actual expenses paid restated as if the changes discussed above had been in effect throughout the most recent fiscal half year are $8.71, $12.69, and $12.69 for Class A, B, and C shares, respectively.

(4) The hypothetical expenses paid restated as if the changes discussed above had been in effect throughout the most recent fiscal half year are $8.29, $12.08, and $12.08 for Class A, B, and C shares, respectively.
===================================================================================================================================

                                                                                   [ARROW
                                                                                   BUTTON          For More Information Visit
                                                                                   IMAGE]              AIMinvestments.com

AIM GLOBAL AGGRESSIVE GROWTH FUND


YOUR FUND'S LONG-TERM PERFORMANCE


RESULTS OF A $10,000 INVESTMENT

FUND AND INDEX DATA FROM 10/31/95


                                                          [MOUNTAIN CHART]

===================================================================================================================================
                           AIM Global        AIM Global
                           Aggressive        Aggressive                                                Lipper Global Small/
                          Growth Fund-       Growth Fund-          MSCI World          MSCI World      Mid-Cap Growth Fund
  Date                   Class A Shares     Class B Shares        Growth Index            Index         Category Average

10/31/95                     $10000              $10000              $10000              $10000              $10000
   11/95                      10046               10038               10318               10345               10116
   12/95                      10167               10151               10553               10645               10228
    1/96                      10312               10298               10740               10836               10205
    2/96                      10834               10814               10817               10899               10612
    3/96                      11063               11030               10975               11079               10855
    4/96                      11791               11754               11203               11337               11495
    5/96                      12328               12286               11269               11344               11786
    6/96                      12083               12039               11346               11399               11540
    7/96                      11239               11191               10923               10994               10772
    8/96                      11821               11762               11013               11118               11196
    9/96                      12266               12202               11514               11551               11485
   10/96                      12082               12009               11548               11630               11271
   11/96                      12435               12363               12134               12279               11510
   12/96                      12558               12471               11896               12080               11594
    1/97                      12849               12757               12061               12224               11732
    2/97                      12511               12417               12194               12362               11371
    3/97                      12067               11970               11909               12115               10839
    4/97                      11898               11800               12455               12509               10775
    5/97                      13087               12972               13182               13278               11763
    6/97                      13808               13682               13908               13938               12323
    7/97                      14367               14221               14550               14578               12797
    8/97                      13715               13574               13467               13601               12546
    9/97                      14635               14475               14242               14337               13348
   10/97                      13248               13103               13331               13580               12500
   11/97                      12879               12725               13669               13818               12254
   12/97                      13063               12902               13793               13984               12373
    1/98                      12703               12547               14332               14372               12156
    2/98                      13945               13766               15344               15342               13315
    3/98                      14735               14528               15873               15987               14187
    4/98                      15017               14813               15964               16141               14519
    5/98                      14680               14466               15786               15936               14114
    6/98                      14511               14297               16459               16312               14165
    7/98                      14266               14050               16431               16283               13839
    8/98                      11498               11314               14505               14110               11272
    9/98                      11498               11314               14829               14357               11249
   10/98                      12165               11962               16117               15652               11690
   11/98                      12855               12633               17154               16580               12479
   12/98                      13575               13334               18405               17388               13342
    1/99                      13919               13664               19052               17766               13786
    2/99                      12977               12739               18292               17291               13026
    3/99                      13430               13179               18965               18008               13692
    4/99                      13982               13711               18932               18716               14382
    5/99                      13667               13394               18269               18029               14209
    6/99                      14763               14466               19390               18868               15575
    7/99                      14939               14628               19174               18809               15861
    8/99                      15100               14774               19408               18773               16163
    9/99                      15507               15167               19438               18588               16360
   10/99                      16825               16455               20708               19552               17284
   11/99                      19538               19098               21921               20099               20415
   12/99                      23155               22619               24428               21724               24326
    1/00                      23648               23092               22895               20477               24479
    2/00                      29719               29001               23688               20530               30315
    3/00                      27148               26487               25098               21946               28505
    4/00                      23923               23330               23413               21016               25210
    5/00                      21547               21001               22023               20481               23241
    6/00                      23381               22784               23367               21168               25744
    7/00                      22855               22263               22190               20570               24236
    8/00                      24827               24168               22975               21237               26470
    9/00                      22531               21921               20939               20105               25350
   10/00                      20906               20334               20058               19766               23211
   11/00                      17536               17054               18510               18563               20066
   12/00                      18064               17562               18159               18861               21268
    1/01                      19283               18730               18707               19224               21770
    2/01                      16215               15744               16320               17597               19251
    3/01                      14579               14154               14998               16438               17049
    4/01                      15829               15363               16207               17650               18696
    5/01                      15879               15404               15880               17420               18802
    6/01                      15544               15073               15325               16872               18405
    7/01                      14853               14392               15097               16646               17327
    8/01                      14019               13576               14166               15845               16530
    9/01                      12201               11810               12988               14447               14106
   10/01                      12781               12367               13541               14723               15004
   11/01                      13197               12770               14569               15591               16004
   12/01                      13441               12998               14640               15688               16629
    1/02                      13228               12780               14162               15211               16143
    2/02                      13024               12584               14199               15077               15604
    3/02                      13613               13152               14549               15771               16649
    4/02                      13542               13070               13926               15206               16455
    5/02                      13471               12998               13850               15232               16252
    6/02                      12863               12409               13049               14305               15310
    7/02                      11705               11282               12129               13098               13653
    8/02                      11664               11240               12125               13120               13553
    9/02                      10912               10506               10921               11676               12527
   10/02                      11176               10765               11771               12536               12772
   11/02                      11541               11106               12198               13210               13465
   12/02                      11216               10786               11727               12568               12813
    1/03                      10982               10559               11304               12185               12541
    2/03                      10769               10352               11181               11972               12193
    3/03                      10779               10352               11277               11932               12164
    4/03                      11460               11013               12082               12990               13236
    5/03                      12273               11778               12579               13729               14493
    6/03                      12537               12025               12755               13965               14970
    7/03                      12933               12407               13002               14247               15655
    8/03                      13410               12861               13262               14553               16599
    9/03                      13563               12995               13337               14641               16696
   10/03                      14508               13894               14131               15508               18016
   11/03                      14854               14225               14331               15742               18432
   12/03                      15616               14948               15020               16729               19089
    1/04                      16215               15505               15327               16997               19810
    2/04                      16744               16011               15513               17282               20169
    3/04                      16754               16020               15357               17167               20346
    4/04                      16266               15545               15051               16816               19772
    5/04                      16489               15751               15199               16956               19719
    6/04                      16763               15999               15406               17317               20157
    7/04                      15717               14997               14667               16752               19038
    8/04                      15899               15162               14621               16825               18964
    9/04                      16570               15793               14915               17144               19840
   10/04                      17261               16454               15280               17563               20401
   11/04                      18480               17601               16052               18486               21883
   12/04                      19424               18490               16657               19191               22909
    1/05                      19179               18254               16208               18759               22737
    2/05                      19962               18987               16621               19354               23549
    3/05                      19373               18429               16303               18980               22988
    4/05                      18693               17758               15945               18564               22057
    5/05                      19151               18181               16359               18894               22792
    6/05                      19689               18686               16435               19058               23521
    7/05                      20593               19533               17116               19724               24695
    8/05                      21130               20039               17268               19872               25031
    9/05                      21771               20628               17650               20388               25664
   10/05                      19945               20044               17275               19894               24607
===================================================================================================================================
                                                                                                               Source: Lipper, Inc.

The data shown in the chart include            This chart, which is a logarithmic
reinvested distributions, applicable         chart, presents the fluctuations in the
sales charges, Fund expenses and             value of the Fund and its indexes. We
management fees. Results for Class B         believe that a logarithmic chart is more
shares are calculated as if a                effective than other types of charts in
hypothetical shareholder had liquidated      illustrating changes in value during the
his entire investment in the Fund at the     early years shown in the chart. The
close of the reporting period and paid       vertical axis, the one that indicates
the applicable contingent deferred sales     the dollar value of an investment, is
charges. Index results include               constructed with each segment
reinvested dividends, but they do not        representing a percent change in the
reflect sales charges. Performance of an     value of the investment. In this chart,
index of funds reflects fund expenses        each segment represents a doubling, or
and management fees; performance of a        100% change, in the value of the
market index does not. Performance shown     investment. In other words, the space
in the chart and table(s) does not           between $5,000 and $10,000 is the same
reflect deduction of taxes a shareholder     size as the space between $10,000 and
would pay on Fund distributions or sale      $20,000, and is the same size as the
of Fund shares. Performance of the           space between $20,000 and $40,000.
indexes does not reflect the effects of
taxes.



                                        6

AIM GLOBAL AGGRESSIVE GROWTH FUND

=========================================    =======================================      ========================================
AVERAGE ANNUAL TOTAL RETURNS                 AVERAGE ANNUAL TOTAL RETURNS                 CUMULATIVE TOTAL RETURNS
As of 10/31/05, including applicable
sales charges                                As of 9/30/05, most recent calendar          6 months ended 10/31/05, excluding
                                             quarter-end, including applicable sales      applicable sales charges
CLASS A SHARES                               charges
Inception (9/15/94)                9.01%                                                  Class A  Shares                  11.96%
10 Years                           7.15      CLASS A SHARES                               Class B  Shares                  11.58
 5 Years                          -0.95      Inception (9/15/94)                9.47%     Class C  Shares                  11.57
 1 Year                           15.47      10 Years                           7.39
                                              5 Years                          -1.64      ========================================
CLASS B SHARES                                1 Year                           25.17
Inception (9/15/94)                9.06%
10 Years                           7.20      CLASS B SHARES
 5 Years                          -0.83      Inception (9/15/94)                9.52%
 1 Year                           15.40      10 Years                           7.45
                                              5 Years                          -1.52
CLASS C SHARES                                1 Year                           25.61
Inception (8/4/97)                 4.15%
 5 Years                          -0.52      CLASS C SHARES
 1 Year                           19.39      Inception (8/4/97)                 4.71%
                                              5 Years                          -1.21
                                              1 Year                           29.59

=========================================    =======================================

THE PERFORMANCE DATA QUOTED REPRESENT          CLASS A SHARE PERFORMANCE REFLECTS THE       THE PERFORMANCE OF THE FUND'S SHARE
PAST PERFORMANCE AND CANNOT GUARANTEE        MAXIMUM 4.75% SALES CHARGE, AND CLASS B      CLASSES WILL DIFFER DUE TO DIFFERENT
COMPARABLE FUTURE RESULTS; CURRENT           AND CLASS C SHARE PERFORMANCE REFLECTS       SALES CHARGE STRUCTURES AND CLASS
PERFORMANCE MAY BE LOWER OR HIGHER.          THE APPLICABLE CONTINGENT DEFERRED SALES     EXPENSES.
PLEASE VISIT AIMINVESTMENTS.COM FOR THE      CHARGE (CDSC) FOR THE PERIOD INVOLVED.
MOST RECENT MONTH-END PERFORMANCE.           THE CDSC ON CLASS B SHARES DECLINES FROM       A REDEMPTION FEE OF 2% WILL BE IMPOSED
                                             5% BEGINNING AT THE TIME OF PURCHASE TO      ON CERTAIN REDEMPTIONS OR EXCHANGES OUT
  PERFORMANCE FIGURES REFLECT REINVESTED     0% AT THE BEGINNING OF THE SEVENTH YEAR.     OF THE FUND WITHIN 30 DAYS OF PURCHASE.
DISTRIBUTIONS, CHANGES IN NET ASSET          THE CDSC ON CLASS C SHARES IS 1% FOR THE     EXCEPTIONS TO THE REDEMPTION FEE ARE
VALUE AND THE EFFECT OF THE MAXIMUM          FIRST YEAR AFTER PURCHASE.                   LISTED IN THE FUND'S PROSPECTUS.
SALES CHARGE UNLESS OTHERWISE STATED.
INVESTMENT RETURN AND PRINCIPAL VALUE
WILL FLUCTUATE SO THAT YOU MAY HAVE A
GAIN OR LOSS WHEN YOU SELL SHARES.

AIM GLOBAL AGGRESSIVE GROWTH FUND

APPROVAL OF INVESTMENT ADVISORY AGREEMENT AND
SUMMARY OF INDEPENDENT WRITTEN FEE EVALUATION

The Board of Trustees of AIM                  o The quality of services to be provided    o Fees relative to those of comparable
International Mutual Funds (the "Board")      by AIM. The Board reviewed the              funds with other advisors. The Board
oversees the management of AIM Global         credentials and experience of the           reviewed the advisory fee rate for the
Aggressive Growth Fund (the "Fund") and,      officers and employees of AIM who will      Fund under the Advisory Agreement. The
as required by law, determines annually       provide investment advisory services to     Board compared effective contractual
whether to approve the continuance of         the Fund. In reviewing the                  advisory fee rates at a common asset
the Fund's advisory agreement with A I M      qualifications of AIM to provide            level and noted that the Fund's rate was
Advisors, Inc. ("AIM"). Based upon the        investment advisory services, the Board     below the median rate of the funds
recommendation of the Investments             reviewed the qualifications of AIM's        advised by other advisors with
Committee of the Board, which is              investment personnel and considered such    investment strategies comparable to
comprised solely of independent               issues as AIM's portfolio and product       those of the Fund that the Board
trustees, at a meeting held on June 30,       review process, various back office         reviewed. The Board noted that AIM has
2005, the Board, including all of the         support functions provided by AIM and       agreed to waive advisory fees of the
independent trustees, approved the            AIM's equity and fixed income trading       Fund, as discussed below. Based on this
continuance of the advisory agreement         operations. Based on the review of these    review, the Board concluded that the
(the "Advisory Agreement") between the        and other factors, the Board concluded      advisory fee rate for the Fund under the
Fund and AIM for another year, effective      that the quality of services to be          Advisory Agreement was fair and
July 1, 2005.                                 provided by AIM was appropriate and that    reasonable.
                                              AIM currently is providing satisfactory
  The Board considered the factors            services in accordance with the terms of    o Expense limitations and fee waivers.
discussed below in evaluating the             the Advisory Agreement.                     The Board noted that AIM has
fairness and reasonableness of the                                                        contractually agreed to waive advisory
Advisory Agreement at the meeting on          o The performance of the Fund relative      fees of the Fund through December 31,
June 30, 2005 and as part of the Board's      to comparable funds. The Board reviewed     2009 to the extent necessary so that the
ongoing oversight of the Fund. In their       the performance of the Fund during the      advisory fees payable by the Fund do not
deliberations, the Board and the              past one, three and five calendar years     exceed a specified maximum advisory fee
independent trustees did not identify         against the performance of funds advised    rate, which maximum rate includes break
any particular factor that was                by other advisors with investment           points and is based on net asset levels.
controlling, and each trustee attributed      strategies comparable to those of the       The Board considered the contractual
different weights to the various              Fund. The Board noted that the Fund's       nature of this fee waiver and noted that
factors.                                      performance for the one and three year      it remains in effect until December 31,
                                              periods was above the median performance    2009. The Board considered the effect
  One of the responsibilities of the          of such comparable funds and below such     this fee waiver would have on the Fund's
Senior Officer of the Fund, who is            median performance for the five year        estimated expenses and concluded that
independent of AIM and AIM's affiliates,      period. Based on this review, the Board     the levels of fee waivers/expense
is to manage the process by which the         concluded that no changes should be         limitations for the Fund were fair and
Fund's proposed management fees are           made to the Fund and that it was not        reasonable.
negotiated to ensure that they are            necessary to change the Fund's portfolio
negotiated in a manner which is at arm's      management team at this time.               o Breakpoints and economies of scale.
length and reasonable. To that end, the                                                   The Board reviewed the structure of the
Senior Officer must either supervise a        o The performance of the Fund relative      Fund's advisory fee under the Advisory
competitive bidding process or prepare        to indices. The Board reviewed the          Agreement, noting that it includes one
an independent written evaluation. The        performance of the Fund during the past     breakpoint. The Board reviewed the level
Senior Officer has recommended an             one, three and five calendar years          of the Fund's advisory fees, and noted
independent written evaluation in lieu        against the performance of the MSCI         that such fees, as a percentage of the
of a competitive bidding process and,         World Growth Index. The Board noted that    Fund's net assets, would decrease as net
upon the direction of the Board, has          the Fund's performance for such periods     assets increase because the Advisory
prepared such an independent written          was above the performance of such Index.    Agreement includes a breakpoint. The
evaluation. Such written evaluation also      The Board noted that the performance of     Board noted that AIM has contractually
considered certain of the factors             such Index does not reflect fees, while     agreed to waive advisory fees of the
discussed below. In addition, as              the performance of the Fund does reflect    Fund through December 31, 2009 to the
discussed below, the Senior Officer made      fees. Based on this review, the Board       extent necessary so that the advisory
certain recommendations to the Board in       concluded that no changes should be made    fees payable by the Fund do not exceed a
connection with such written evaluation.      to the Fund and that it was not             specified maximum advisory fee rate,
                                              necessary to change the Fund's portfolio    which maximum rate includes breakpoints
  The discussion below serves as a summary    management team at this time.               and is based on net asset levels. The
of the Senior Officer's independent                                                       Board noted that, due to the Fund's
written evaluation and recommendations        o Meeting with the Fund's portfolio         current asset levels and the way in
to the Board in connection therewith, as      managers and investment personnel. With     which the advisory fee breakpoints have
well as a discussion of the material          respect to the Fund, the Board is           been structured, the Fund has yet to
factors and the conclusions with respect      meeting periodically with such Fund's       benefit from the breakpoint. The Board
thereto that formed the basis for the         portfolio managers and/or other             concluded that the Fund's fee levels
Board's approval of the Advisory              investment personnel and believes that      under the Advisory Agreement therefore
Agreement. After consideration of all of      such individuals are competent and able     would reflect economies of scale at
the factors below and based on its            to continue to carry out their              higher asset levels and that it was not
informed business judgment, the Board         responsibilities under the Advisory         necessary to change the advisory fee
determined that the Advisory Agreement        Agreement.                                  breakpoints in the Fund's advisory fee
is in the best interests of the Fund and                                                  schedule.
its shareholders and that the                 o Overall performance of AIM. The Board
compensation to AIM under the Advisory        considered the overall performance of       o Investments in affiliated money market
Agreement is fair and reasonable and          AIM in providing investment advisory and    funds. The Board also took into account
would have been obtained through arm's        portfolio administrative services to the    the fact that uninvested cash and cash
length negotiations.                          Fund and concluded that such performance    collateral from securities lending
                                              was satisfactory.                           arrangements (collectively, "cash
o The nature and extent of the advisory                                                   balances") of the Fund may be invested
services to be provided by AIM. The           o Fees relative to those of clients of      in money market funds advised by AIM
Board reviewed the services to be             AIM with comparable investment              pursuant to the terms of an SEC
provided by AIM under the Advisory            strategies. The Board noted that AIM        exemptive order. The Board found that
Agreement. Based on such review, the          does not serve as an advisor to other       the Fund may realize certain benefits
Board concluded that the range of             mutual funds or other clients with          upon investing cash balances in AIM
services to be provided by AIM under the      investment strategies comparable to         advised money market funds, including a
Advisory Agreement was appropriate and        those of the Fund.                          higher net
that AIM currently is providing services
in accordance with the terms of the
Advisory Agreement.
                                                                                                                       (continued)

AIM GLOBAL AGGRESSIVE GROWTH FUND


return, increased liquidity, increased        o AIM's financial soundness in light of
diversification or decreased transaction      the Fund's needs. The Board considered
costs. The Board also found that the          whether AIM is financially sound and
Fund will not receive reduced services        has the resources necessary to perform
if it invests its cash balances in such       its obligations under the Advisory
money market funds. The Board noted           Agreement, and concluded that AIM has
that, to the extent the Fund invests in       the financial resources necessary to
affiliated money market funds, AIM has        fulfill its obligations under the
voluntarily agreed to waive a portion of      Advisory Agreement.
the advisory fees it receives from the
Fund attributable to such investment.         o Historical relationship between the
The Board further determined that the         Fund and AIM. In determining whether to
proposed securities lending program and       continue the Advisory Agreement for the
related procedures with respect to the        Fund, the Board also considered the
lending Fund is in the best interests of      prior relationship between AIM and the
the lending Fund and its respective           Fund, as well as the Board's knowledge
shareholders. The Board therefore             of AIM's operations, and concluded that
concluded that the investment of cash         it was beneficial to maintain the
collateral received in connection with        current relationship, in part, because of
the securities lending program in the         such knowledge. The Board also reviewed
money market funds according to the           the general nature of the non-investment
procedures is in the best interests of        advisory services currently performed by
the lending Fund and its respective           AIM and its affiliates, such as
shareholders.                                 administrative, transfer agency and
                                              distribution services, and the fees
o Independent written evaluation and          received by AIM and its affiliates for
recommendations of the Fund's Senior          performing such services. In addition to
Officer. The Board noted that, upon           reviewing such services, the trustees
their direction, the Senior Officer of        also considered the organizational
the Fund, who is independent of AIM and       structure employed by AIM and its
AIM's affiliates, had prepared an             affiliates to provide those services.
independent written evaluation in order       Based on the review of these and other
to assist the Board in determining the        factors, the Board concluded that AIM
reasonableness of the proposed                and its affiliates were qualified to
management fees of the AIM Funds,             continue to provide non-investment
including the Fund. The Board noted that      advisory services to the Fund, including
the Senior Officer's written evaluation       administrative, transfer agency and
had been relied upon by the Board in          distribution services, and that AIM and
this regard in lieu of a competitive          its affiliates currently are providing
bidding process. In determining whether       satisfactory non-investment advisory
to continue the Advisory Agreement for        services.
the Fund, the Board considered the
Senior Officer's written evaluation and       o Other factors and current trends. In
the recommendation made by the Senior         determining whether to continue the
Officer to the Board that the Board           Advisory Agreement for the Fund, the
consider implementing a process to            Board considered the fact that AIM,
assist them in more closely monitoring        along with others in the mutual fund
the performance of the AIM Funds. The         industry, is subject to regulatory
Board concluded that it would be              inquiries and litigation related to a
advisable to implement such a process as      wide range of issues. The Board also
soon as reasonably practicable.               considered the governance and
                                              compliance reforms being undertaken by
o Profitability of AIM and its                AIM and its affiliates, including
affiliates. The Board reviewed                maintaining an internal controls
information concerning the profitability      committee and retaining an independent
of AIM's (and its affiliates')                compliance consultant, and the fact that
investment advisory and other activities      AIM has undertaken to cause the Fund to
and its financial condition. The Board        operate in accordance with certain
considered the overall profitability of       governance policies and practices. The
AIM, as well as the profitability of AIM      Board concluded that these actions
in connection with managing the Fund.         indicated a good faith effort on the
The Board noted that AIM's operations         part of AIM to adhere to the highest
remain profitable, although increased         ethical standards, and determined that
expenses in recent years have reduced         the current regulatory and litigation
AIM's profitability. Based on the review      environment to which AIM is subject
of the profitability of AIM's and its         should not prevent the Board from
affiliates' investment advisory and           continuing the Advisory Agreement for
other activities and its financial            the Fund.
condition, the Board concluded that the
compensation to be paid by the Fund to
AIM under its Advisory Agreement was not
excessive.

o Benefits of soft dollars to
AIM. The Board considered the benefits
realized by AIM as a result of brokerage transactions executed through "soft dollar" arrangements. Under these arrangements, brokerage commissions paid by the Fund and/or other funds advised by AIM are used to pay for research and execution services. This research is used by AIM in making investment decisions for the Fund. The Board concluded that such arrangements were appropriate.

FINANCIALS

SCHEDULE OF INVESTMENTS

October 31, 2005

                                                 SHARES        VALUE
------------------------------------------------------------------------
FOREIGN STOCKS & OTHER EQUITY
  INTERESTS-64.27%

AUSTRALIA-1.86%

Brambles Industries Ltd. (Diversified
  Commercial & Professional Services)(a)(b)       598,000   $  3,790,240
------------------------------------------------------------------------
Computershare Ltd. (Data Processing &
  Outsourced Services)                          1,254,000      6,141,794
------------------------------------------------------------------------
CSL Ltd. (Biotechnology)(a)(b)                    208,800      5,871,680
========================================================================
                                                              15,803,714
========================================================================

BRAZIL-1.37%

Lojas Americanas S.A.-Pfd. (General
  Merchandise Stores)                             225,300      4,702,505
------------------------------------------------------------------------
Perdigao S.A.-Pfd. (Packaged Foods & Meats)       257,300      6,970,113
========================================================================
                                                              11,672,618
========================================================================

CANADA-6.35%

Astral Media Inc. (Broadcasting & Cable TV)       173,900      4,630,757
------------------------------------------------------------------------
Brascan Corp.-Class A (Other Diversified
  Financial Services)                             169,700      7,740,349
------------------------------------------------------------------------
Canadian Oil Sands Trust (Oil & Gas
  Exploration & Production)                        70,000      6,578,892
------------------------------------------------------------------------
Power Financial Corp. (Other Diversified
  Financial Services)                             263,200      6,977,513
------------------------------------------------------------------------
Precision Drilling Corp. (Oil & Gas
  Drilling)(c)                                    145,300      6,680,318
------------------------------------------------------------------------
Sherritt International Corp. (Diversified
  Metals & Mining)                              1,282,300     10,965,861
------------------------------------------------------------------------
Shoppers Drug Mart Corp. (Drug Retail)
  (Acquired 05/16/03-11/18/03; Cost
  $5,546,847)(c)(d)(e)                            316,500     10,553,126
========================================================================
                                                              54,126,816
========================================================================

CHINA-0.67%

Shanghai Electric Group Co. Ltd.-Class H
  (Heavy Electrical Equipment)(b)(c)           18,000,000      5,696,728
========================================================================

DENMARK-0.64%

DSV A.S. (Trucking)(b)                             55,900      5,449,146
========================================================================

FRANCE-2.38%

Eiffage S.A. (Construction & Engineering)(b)       56,999      4,919,861
------------------------------------------------------------------------
Pernod Ricard S.A. (Distillers &
  Vintners)(a)(c)                                  49,000      8,569,626
------------------------------------------------------------------------
Technip S.A. (Oil & Gas Equipment & Services)
  (Acquired 08/03/04-11/09/04; Cost
  $4,530,854)(b)(e)                               124,000      6,752,941
========================================================================
                                                              20,242,428
========================================================================

                                                 SHARES        VALUE
------------------------------------------------------------------------

GERMANY-4.84%

Adidas-Salomon A.G. (Apparel, Accessories &
  Luxury Goods)                                    50,000   $  8,390,301
------------------------------------------------------------------------
Celesio A.G. (Health Care Distributors)            85,300      7,373,183
------------------------------------------------------------------------
Continental A.G. (Tires & Rubber)(b)               99,140      7,579,221
------------------------------------------------------------------------
Deutsche Boerse A.G. (Specialized
  Finance)(b)(c)                                   75,200      7,076,923
------------------------------------------------------------------------
Puma A.G. Rudolf Dassler Sport (Footwear)
  (Acquired 10/29/02-06/02/03; Cost
  $2,933,761)(a)(c)(e)                             42,635     10,796,264
========================================================================
                                                              41,215,892
========================================================================

GREECE-1.95%

EFG Eurobank Ergasias (Diversified Banks)         139,520      4,197,790
------------------------------------------------------------------------
OPAP S.A. (Casinos & Gaming) (Acquired
  07/14/03-01/30/04; Cost $5,368,735)(b)(e)       430,000     12,426,751
========================================================================
                                                              16,624,541
========================================================================

HONG KONG-1.42%

Esprit Holdings Ltd. (Apparel Retail)(b)        1,246,000      8,799,899
------------------------------------------------------------------------
Hongkong Land Holdings Ltd. (Real Estate
  Management & Development)(b)                  1,152,000      3,306,238
========================================================================
                                                              12,106,137
========================================================================

HUNGARY-2.89%

OTP Bank Rt. (Diversified Banks)(b)               681,700     24,627,115
========================================================================

INDIA-0.40%

Maruti Udyog Ltd. (Automobile Manufacturers)      283,000      3,451,633
========================================================================

IRELAND-3.10%

Anglo Irish Bank Corp. PLC (Diversified
  Banks)(b)                                     1,554,172     21,041,868
------------------------------------------------------------------------
Independent News & Media PLC (Publishing)       1,970,400      5,337,936
========================================================================
                                                              26,379,804
========================================================================

ISRAEL-0.62%

Check Point Software Technologies Ltd.
  (Systems Software)(c)                           235,000      5,254,600
========================================================================

ITALY-0.54%

Lottomatica S.p.A. (Casinos & Gaming)(a)(b)       127,900      4,645,006
========================================================================

JAPAN-6.59%

Daiwa House Industry Co., Ltd.
  (Homebuilding)(b)                               335,000      4,499,406
------------------------------------------------------------------------
EXEDY Corp. (Auto Parts & Equipment)(b)           287,400      6,713,346
------------------------------------------------------------------------
FANUC Ltd. (Industrial Machinery)(b)               56,700      4,482,021
------------------------------------------------------------------------
JSR Corp. (Specialty Chemicals)(a)(b)             275,000      6,476,527
------------------------------------------------------------------------
Mars Engineering Corp. (Leisure Products)(a)      137,400      4,202,449
------------------------------------------------------------------------
NEOMAX Co., Ltd. (Electrical Components &
  Equipment)(a)(b)                                199,000      6,038,101
------------------------------------------------------------------------

                                                 SHARES        VALUE
------------------------------------------------------------------------
JAPAN-(CONTINUED)

Nidec Corp. (Electronic Equipment
  Manufacturers)(a)(b)                             38,100   $  2,230,281
------------------------------------------------------------------------
Nidec Corp. (Electronic Equipment
  Manufacturers)(a)(f)                             53,100      2,942,523
------------------------------------------------------------------------
Nippon Electric Glass Co., Ltd. (Electronic
  Equipment Manufacturers)(a)(b)                  325,000      6,219,647
------------------------------------------------------------------------
OMRON Corp. (Electronic Equipment
  Manufacturers)(b)                               151,000      3,563,891
------------------------------------------------------------------------
Suzuki Motor Corp. (Automobile
  Manufacturers)(a)(b)                            248,000      4,274,550
------------------------------------------------------------------------
Yamaha Motor Co., Ltd. (Motorcycle
  Manufacturers)(a)(b)                            210,200      4,524,370
========================================================================
                                                              56,167,112
========================================================================

MEXICO-2.45%

America Movil S.A. de C.V.-Series L-ADR
  (Wireless Telecommunication Services)(a)        261,300      6,859,125
------------------------------------------------------------------------
Corporacion GEO, S.A. de C.V.-Series B
  (Homebuilding)(c)                             1,350,200      4,168,520
------------------------------------------------------------------------
Wal-Mart de Mexico S.A. de C.V.-Series V
  (Hypermarkets & Super Centers)(a)             2,017,500      9,820,021
========================================================================
                                                              20,847,666
========================================================================

NORWAY-0.96%

Tomra Systems A.S.A. (Environmental &
  Facilities Services)(a)(b)                    1,196,600      8,199,031
========================================================================

RUSSIA-1.14%

AO VimpelCom-ADR (Wireless Telecommunication
  Services)(c)                                    243,070      9,722,800
========================================================================

SINGAPORE-0.00%

Citiraya Industries Ltd. (Environmental &
  Facilities Services)(c)(d)(g)                 5,946,000             35
========================================================================

SOUTH AFRICA-3.10%

Standard Bank Group Ltd. (Diversified
  Banks)(b)                                     1,338,442     13,794,459
------------------------------------------------------------------------
Telkom South Africa Ltd. (Integrated
  Telecommunication Services) (Acquired
  11/25/03-05/10/05; Cost $8,154,102)(a)(e)       667,400     12,606,997
========================================================================
                                                              26,401,456
========================================================================

SOUTH KOREA-2.20%

Daewoo Shipbuilding & Marine Engineering Co.,
  Ltd. (Construction & Farm Machinery & Heavy
  Trucks)(b)                                      175,000      3,513,938
------------------------------------------------------------------------
KT Freetel Co., Ltd. (Wireless
  Telecommunication Services)(b)                  133,000      2,869,902
------------------------------------------------------------------------
NHN Corp. (Internet Software & Services)(b)        23,000      3,846,666
------------------------------------------------------------------------

                                                 SHARES        VALUE
------------------------------------------------------------------------
SOUTH KOREA-(CONTINUED)

Shinsegae Co., Ltd. (Hypermarkets & Super
  Centers)(b)                                      12,000   $  4,317,878
------------------------------------------------------------------------
Woongjin Coway Co., Ltd. (Housewares &
  Specialties)(b)                                 239,000      4,159,621
========================================================================
                                                              18,708,005
========================================================================

SPAIN-4.09%

Cintra Concesiones de Infraestructuras de
  Transporte S.A. (Highways & Railtracks)
  (Acquired 10/26/04-12/17/04; Cost
  $6,936,449)(b)(e)                               665,400      7,889,793
------------------------------------------------------------------------
Corporacion Mapfre S.A. (Multi-Line
  Insurance)(b)                                   456,572      7,997,204
------------------------------------------------------------------------
Enagas (Gas Utilities)                            373,000      6,594,948
------------------------------------------------------------------------
Grupo Ferrovial, S.A. (Construction &
  Engineering)(b)                                 167,600     12,379,073
========================================================================
                                                              34,861,018
========================================================================

SWEDEN-1.30%

Gambro A.B.-Class A (Health Care
  Services)(a)(b)(c)                              359,100      5,074,769
------------------------------------------------------------------------
Swedish Match A.B. (Tobacco)(b)                   527,700      5,999,276
========================================================================
                                                              11,074,045
========================================================================

SWITZERLAND-2.28%

Baloise Holding A.G.-Class R (Multi-Line
  Insurance)(b)(c)                                 70,300      3,583,410
------------------------------------------------------------------------
Syngenta A.G. (Fertilizers & Agricultural
  Chemicals)(b)(c)                                147,600     15,825,887
========================================================================
                                                              19,409,297
========================================================================

TAIWAN-0.43%

Novatek Microelectronics Corp., Ltd.
  (Semiconductors)(b)                             835,000      3,662,190
========================================================================

THAILAND-0.49%

Siam Commercial Bank PCL (Diversified
  Banks)(b)                                     3,565,000      4,134,897
========================================================================

TURKEY-1.17%

Koc Holding A.S. (Industrial
  Conglomerates)(b)                               519,084      1,940,422
------------------------------------------------------------------------
Turkiye Petrol Rafinerileri A.S. (Oil & Gas
  Refining & Marketing)                           469,743      8,028,904
========================================================================
                                                               9,969,326
========================================================================

UNITED KINGDOM-9.04%

British Energy Group PLC (Electric
  Utilities)(b)(c)                                723,000      5,680,794
------------------------------------------------------------------------
Bunzl PLC (Trading Companies &
  Distributors)(b)                                692,533      6,923,738
------------------------------------------------------------------------
Capita Group PLC (Human Resource & Employment
  Services)                                       885,000      6,110,708
------------------------------------------------------------------------
Enterprise Inns PLC (Restaurants)(b)            1,488,600     20,528,703
------------------------------------------------------------------------
Filtrona PLC (Commodity Chemicals)(b)             843,714      4,027,929
------------------------------------------------------------------------
Inchcape PLC (Distributors)(b)                    200,100      7,294,683
------------------------------------------------------------------------
Informa PLC (Publishing)                        1,081,752      7,167,590
------------------------------------------------------------------------
International Power PLC (Independent Power
  Producers & Energy Traders)(b)                1,690,000      6,942,615
------------------------------------------------------------------------

                                                 SHARES        VALUE
------------------------------------------------------------------------
UNITED KINGDOM-(CONTINUED)

Shire Pharmaceuticals Group PLC
  (Pharmaceuticals)(b)                            789,500   $  9,329,710
------------------------------------------------------------------------
William Hill PLC (Casinos & Gaming)(b)            311,460      2,945,592
========================================================================
                                                              76,952,062
========================================================================
    Total Foreign Stocks & Other Equity
      Interests (Cost $351,708,849)                          547,405,118
========================================================================

DOMESTIC COMMON STOCKS-31.54%

AEROSPACE & DEFENSE-1.73%

Precision Castparts Corp.                         180,000      8,524,800
------------------------------------------------------------------------
Rockwell Collins, Inc.                            135,000      6,185,700
========================================================================
                                                              14,710,500
========================================================================

APPLICATION SOFTWARE-2.05%

Amdocs Ltd.(c)                                    450,000     11,911,500
------------------------------------------------------------------------
Citrix Systems, Inc.(a)(c)                        200,000      5,514,000
========================================================================
                                                              17,425,500
========================================================================

ASSET MANAGEMENT & CUSTODY BANKS-0.57%

Legg Mason, Inc.                                   45,000      4,828,950
========================================================================

AUTOMOTIVE RETAIL-0.53%

Advance Auto Parts, Inc.(c)                       120,000      4,500,000
========================================================================

CASINOS & GAMING-1.00%

GTECH Holdings Corp.                              266,900      8,498,096
========================================================================

COMMUNICATIONS EQUIPMENT-0.60%

Scientific-Atlanta, Inc.                          145,000      5,138,800
========================================================================

CONSTRUCTION & FARM MACHINERY & HEAVY
  TRUCKS-0.61%

Oshkosh Truck Corp.                               120,000      5,227,200
========================================================================

DATA PROCESSING & OUTSOURCED SERVICES-0.52%

Alliance Data Systems Corp.(a)(c)                 125,000      4,445,000
========================================================================

DEPARTMENT STORES-0.81%

Nordstrom, Inc.                                   200,000      6,930,000
========================================================================

ELECTRONIC EQUIPMENT MANUFACTURERS-0.73%

Amphenol Corp.-Class A                            155,000      6,195,350
========================================================================

ELECTRONIC MANUFACTURING SERVICES-0.53%

Jabil Circuit, Inc.(c)                            150,000      4,477,500
========================================================================

HEALTH CARE DISTRIBUTORS-0.67%

AmerisourceBergen Corp.                            75,000      5,720,250
========================================================================

                                                 SHARES        VALUE
------------------------------------------------------------------------
HEALTH CARE EQUIPMENT-1.25%

Bard (C.R.), Inc.                                  80,000      4,990,400
------------------------------------------------------------------------
Varian Medical Systems, Inc.(a)(c)                125,000      5,695,000
========================================================================
                                                              10,685,400
========================================================================

HEALTH CARE FACILITIES-0.46%

LifePoint Hospitals, Inc.(c)                      100,000   $  3,910,000
========================================================================

HEALTH CARE SERVICES-2.05%

Express Scripts, Inc.(a)(c)                        90,000      6,786,900
------------------------------------------------------------------------
Laboratory Corp. of America Holdings(c)           115,000      5,548,750
------------------------------------------------------------------------
Omnicare, Inc.                                     95,000      5,139,500
========================================================================
                                                              17,475,150
========================================================================

HEALTH CARE SUPPLIES-0.52%

Bausch & Lomb Inc.                                 60,000      4,451,400
========================================================================

INDUSTRIAL CONGLOMERATES-0.89%

Textron Inc.                                      105,000      7,564,200
========================================================================

MANAGED HEALTH CARE-1.55%

Health Net, Inc.(c)                               125,000      5,855,000
------------------------------------------------------------------------
Humana Inc.(c)                                    165,000      7,324,350
========================================================================
                                                              13,179,350
========================================================================

MULTI-LINE INSURANCE-1.40%

Assurant, Inc.                                    130,000      4,966,000
------------------------------------------------------------------------
HCC Insurance Holdings, Inc.                      232,500      6,975,000
========================================================================
                                                              11,941,000
========================================================================

OIL & GAS EQUIPMENT & SERVICES-1.60%

BJ Services Co.                                   212,000      7,367,000
------------------------------------------------------------------------
National-Oilwell Varco Inc.(c)                    100,000      6,247,000
========================================================================
                                                              13,614,000
========================================================================

OIL & GAS EXPLORATION & PRODUCTION-0.75%

Newfield Exploration Co.(c)                       140,000      6,346,200
========================================================================

OTHER DIVERSIFIED FINANCIAL SERVICES-0.62%

Alliance Capital Management Holding L.P.          100,000      5,293,000
========================================================================

PHARMACEUTICALS-0.56%

Barr Pharmaceuticals Inc.(c)                       82,500      4,739,625
========================================================================

PROPERTY & CASUALTY INSURANCE-0.75%

Safeco Corp.                                      115,000      6,405,500
========================================================================

REGIONAL BANKS-0.60%

Bank of Hawaii Corp.                              100,000      5,138,000
========================================================================

                                                 SHARES        VALUE
------------------------------------------------------------------------

RESTAURANTS-1.30%

Darden Restaurants, Inc.                          170,000   $  5,511,400
------------------------------------------------------------------------
YUM! Brands, Inc.                                 110,000      5,595,700
========================================================================
                                                              11,107,100
========================================================================

SEMICONDUCTORS-2.04%

Freescale Semiconductor Inc.-Class B(c)           200,000      4,776,000
------------------------------------------------------------------------
Microchip Technology Inc.(a)                      225,000      6,788,250
------------------------------------------------------------------------
National Semiconductor Corp.                      255,000      5,770,650
========================================================================
                                                              17,334,900
========================================================================

SPECIALIZED FINANCE-0.54%

Chicago Mercantile Exchange Holdings Inc.(a)       12,500      4,564,375
========================================================================

SPECIALTY CHEMICALS-0.58%

Ecolab Inc.(a)                                    150,000      4,962,000
========================================================================

SPECIALTY STORES-0.86%

Office Depot, Inc.(c)                             265,000      7,295,450
========================================================================

SYSTEMS SOFTWARE-0.48%

McAfee Inc.(c)                                    136,000      4,084,080
========================================================================

TECHNOLOGY DISTRIBUTORS-1.03%

Arrow Electronics, Inc.(c)                        145,000      4,278,950
------------------------------------------------------------------------
Ingram Micro Inc.-Class A(c)                      250,000      4,525,000
========================================================================
                                                               8,803,950
========================================================================

THRIFTS & MORTGAGE FINANCE-1.13%

MGIC Investment Corp.                              75,000      4,443,000
------------------------------------------------------------------------
Radian Group Inc.                                 100,000      5,210,000
========================================================================
                                                               9,653,000
========================================================================

                                                 SHARES        VALUE
------------------------------------------------------------------------

TRADING COMPANIES & DISTRIBUTORS-0.23%

WESCO International, Inc.(c)                       50,000   $  1,987,500
========================================================================
    Total Domestic Common Stocks (Cost
      $225,324,408)                                          268,632,326
========================================================================
MONEY MARKET FUNDS-2.99%

Liquid Assets Portfolio-Institutional
  Class(h)                                     12,714,164     12,714,164
------------------------------------------------------------------------
STIC Prime Portfolio-Institutional Class(h)    12,714,164     12,714,164
========================================================================
    Total Money Market Funds (Cost
      $25,428,328)                                            25,428,328
========================================================================
TOTAL INVESTMENTS-98.80% (excluding
  investments purchased with cash collateral
  from securities loaned) (Cost $602,461,585)                841,465,772
========================================================================
INVESTMENTS PURCHASED WITH CASH COLLATERAL
  FROM SECURITIES LOANED

MONEY MARKET FUNDS-8.56%

Liquid Assets Portfolio-Institutional
  Class(h)(i)                                  36,454,453     36,454,453
------------------------------------------------------------------------
STIC Prime Portfolio-Institutional
  Class(h)(i)                                  36,454,454     36,454,454
========================================================================
    Total Money Market Funds (purchased with
      cash collateral from securities loaned)
      (Cost $72,908,907)                                      72,908,907
========================================================================
TOTAL INVESTMENTS-107.36% (Cost $675,370,492)                914,374,679
========================================================================
OTHER ASSETS LESS LIABILITIES-(7.36%)                        (62,717,848)
========================================================================
NET ASSETS-100.00%                                          $851,656,831
________________________________________________________________________
========================================================================

Investment Abbreviations:

ADR  - American Depositary Receipt
Pfd. - Preferred

Notes to Schedule of Investments:

(a) All or a portion of this security has been pledged as collateral for securities lending transactions at October 31, 2005.
(b) In accordance with the procedures established by the Board of Trustees, the foreign security is fair valued using adjusted closing market prices. The aggregate value of these securities at October 31, 2005 was $343,867,937, which represented 40.38% of the Fund's Net Assets. See Note 1A.
(c) Non-income producing security.
(d) Security fair valued in good faith in accordance with the procedures established by the Board of Trustees. The aggregate value of this security at October 31, 2005 represented 1.24% of the Fund's Net Assets. See Note 1A.
(e) Security not registered under the Securities Act of 1933, as amended (e.g., the security was purchased in a Rule 144A transaction or a Regulation D transaction). The security may be resold only pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The Fund has no rights to demand registration of these securities. The aggregate value of these securities at October 31, 2005 was $61,025,872, which represented 7.17% of the Fund's Net Assets. Unless otherwise indicated, these securities are not considered to be illiquid.
(f) Non-income producing security acquired through a corporate action.
(g) Security considered to be illiquid. The Fund is limited to investing 15% of net assets in illiquid securities at the time of purchase. The value of this security considered illiquid at October 31, 2005 represented 0.00% of the Fund's Net Assets.
(h) The money market fund and the Fund are affiliated by having the same investment advisor. See Note 3.
(i) The security has been segregated to satisfy the forward commitment to return the cash collateral received in securities lending transactions upon the borrower's return of the securities loaned. See Note 8.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

STATEMENT OF ASSETS AND LIABILITIES

October 31, 2005

ASSETS:

Investments, at value (cost $577,033,257)*     $816,037,444
-----------------------------------------------------------
Investments in affiliated money market funds
  (cost $98,337,235)                             98,337,235
===========================================================
    Total investments (cost $675,370,492)       914,374,679
===========================================================
Foreign currencies, at market value (cost
  $10,379,268)                                   10,514,128
-----------------------------------------------------------
Receivables for:
  Investments sold                                4,911,074
-----------------------------------------------------------
  Fund shares sold                                  553,274
-----------------------------------------------------------
  Dividends                                         564,645
-----------------------------------------------------------
Investment for trustee deferred compensation
  and retirement plans                               79,196
-----------------------------------------------------------
Other assets                                         30,069
===========================================================
    Total assets                                931,027,065
___________________________________________________________
===========================================================

LIABILITIES:

Payables for:
  Investments purchased                           4,238,131
-----------------------------------------------------------
  Fund shares reacquired                          1,079,073
-----------------------------------------------------------
  Trustee deferred compensation and
    retirement plans                                166,297
-----------------------------------------------------------
  Collateral upon return of securities loaned    72,908,907
-----------------------------------------------------------
Accrued distribution fees                           263,637
-----------------------------------------------------------
Accrued trustees' and officer's fees and
  benefits                                            2,606
-----------------------------------------------------------
Accrued transfer agent fees                         366,843
-----------------------------------------------------------
Accrued operating expenses                          344,740
===========================================================
    Total liabilities                            79,370,234
===========================================================
Net assets applicable to shares outstanding    $851,656,831
___________________________________________________________
===========================================================

NET ASSETS CONSIST OF:

  Shares of beneficial interest                $573,634,874
-----------------------------------------------------------
  Undistributed net investment income (loss)       (149,711)
-----------------------------------------------------------
  Undistributed net realized gain from
    investment securities and foreign
    currencies                                   39,210,782
-----------------------------------------------------------
  Unrealized appreciation of investment
    securities and foreign currencies           238,960,886
===========================================================
                                               $851,656,831
___________________________________________________________
===========================================================

NET ASSETS:

Class A                                        $676,290,779
___________________________________________________________
===========================================================
Class B                                        $152,877,599
___________________________________________________________
===========================================================
Class C                                        $ 22,488,453
___________________________________________________________
===========================================================

SHARES OUTSTANDING, $0.001 PAR VALUE PER
  SHARE, UNLIMITED NUMBER OF SHARES
  AUTHORIZED:

Class A                                          32,832,494
___________________________________________________________
===========================================================
Class B                                           7,969,749
___________________________________________________________
===========================================================
Class C                                           1,171,999
___________________________________________________________
===========================================================
Class A:
  Net asset value per share                    $      20.60
-----------------------------------------------------------
  Offering price per share:
    (Net asset value of $20.60 divided
      by 95.25%)                               $      21.63
___________________________________________________________
===========================================================
Class B:
  Net asset value and offering price per
    share                                      $      19.18
___________________________________________________________
===========================================================
Class C:
  Net asset value and offering price per
    share                                      $      19.19
___________________________________________________________
===========================================================

* At October 31, 2005 securities with an aggregate value of $70,113,007 were on loan to brokers.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

STATEMENT OF OPERATIONS

For the year ended October 31, 2005

INVESTMENT INCOME:

Dividends (net of foreign withholding tax of $653,792)        $ 13,285,270
--------------------------------------------------------------------------
Dividends from affiliated money market funds (includes
  securities lending income of $353,436 after compensation
  to counterparties of $2,590,020)                                 941,868
--------------------------------------------------------------------------
Interest                                                            29,850
==========================================================================
    Total investment income                                     14,256,988
==========================================================================

EXPENSES:

Advisory fees                                                    7,895,094
--------------------------------------------------------------------------
Administrative services fees                                       221,764
--------------------------------------------------------------------------
Custodian fees                                                     745,260
--------------------------------------------------------------------------
Distribution fees:
  Class A                                                        2,186,185
--------------------------------------------------------------------------
  Class B                                                        2,077,701
--------------------------------------------------------------------------
  Class C                                                          227,870
--------------------------------------------------------------------------
Transfer agent fees                                              3,065,985
--------------------------------------------------------------------------
Trustees' and officer's fees and benefits                           46,057
--------------------------------------------------------------------------
Other                                                              491,736
==========================================================================
    Total expenses                                              16,957,652
==========================================================================
Less: Fees waived, expenses reimbursed and expense offset
  arrangements                                                    (969,218)
==========================================================================
    Net expenses                                                15,988,434
==========================================================================
Net investment income (loss)                                    (1,731,446)
==========================================================================

REALIZED AND UNREALIZED GAIN (LOSS) FROM INVESTMENT
  SECURITIES AND FOREIGN CURRENCIES:

Net realized gain from:
  Investment securities (includes gains from securities sold
    to affiliates of $485,569)                                 190,123,662
--------------------------------------------------------------------------
  Foreign currencies                                               922,861
==========================================================================
                                                               191,046,523
==========================================================================
Change in net unrealized appreciation (depreciation) of:
  Investment securities                                        (21,783,573)
--------------------------------------------------------------------------
  Foreign currencies                                              (531,466)
==========================================================================
                                                               (22,315,039)
==========================================================================
Net gain from investment securities and foreign currencies     168,731,484
==========================================================================
Net increase in net assets resulting from operations          $167,000,038
__________________________________________________________________________
==========================================================================

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

STATEMENT OF CHANGES IN NET ASSETS

For the years ended October 31, 2005 and 2004

                                                                  2005             2004
--------------------------------------------------------------------------------------------
OPERATIONS:

  Net investment income (loss)                                $  (1,731,446)   $  (8,818,644)
--------------------------------------------------------------------------------------------
  Net realized gain from investment securities and foreign
    currencies                                                  191,046,523      119,729,166
--------------------------------------------------------------------------------------------
  Change in net unrealized appreciation (depreciation) of
    investment securities and foreign currencies                (22,315,039)      38,340,359
============================================================================================
    Net increase in net assets resulting from operations        167,000,038      149,250,881
============================================================================================
Share transactions-net:
  Class A                                                       (10,578,408)      13,287,763
--------------------------------------------------------------------------------------------
  Class B                                                      (146,902,790)    (175,103,307)
--------------------------------------------------------------------------------------------
  Class C                                                        (2,724,516)      (2,607,686)
============================================================================================
    Net increase (decrease) in net assets resulting from
     share transactions                                        (160,205,714)    (164,423,230)
============================================================================================
    Net increase (decrease) in net assets                         6,794,324      (15,172,349)
============================================================================================

NET ASSETS:

  Beginning of year                                             844,862,507      860,034,856
============================================================================================
  End of year (including undistributed net investment income
    (loss) of $(149,711) and $(149,425), respectively)        $ 851,656,831    $ 844,862,507
____________________________________________________________________________________________
============================================================================================

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

NOTES TO FINANCIAL STATEMENTS

October 31, 2005

NOTE 1--SIGNIFICANT ACCOUNTING POLICIES

AIM Global Aggressive Growth Fund (the "Fund") is a series portfolio of AIM International Mutual Funds (the "Trust"). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of six separate portfolios, each authorized to issue an unlimited number of shares of beneficial interest. The Fund currently offers multiple classes of shares. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund.

    The Fund's investment objective is above-average long-term growth of capital.

    Under the Trust's organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust's investment manager) is indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

    The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A. SECURITY VALUATIONS -- Securities, including restricted securities, are valued according to the following policy.

       A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security traded in the over-the-counter market (but not securities reported on the NASDAQ National Market System) is valued on the basis of prices furnished by independent pricing services, which may be considered fair valued, or market makers. Each security reported on the NASDAQ National Market System is valued at the NASDAQ Official Closing Price ("NOCP") as of the close of the customary trading session on the valuation date or absent a NOCP, at the closing bid price.

       Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and the ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. For purposes of determining net asset value per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE").

       Investments in open-end registered investment companies and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in closed-end registered investment companies that trade on an exchange are valued at the last sales price as of the close of the customary trading session on the exchange where the security is principally traded.

       Debt obligations (including convertible bonds) are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Short-term obligations having 60 days or less to maturity and commercial paper are valued at amortized cost which approximates market value.

       Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices.

       Foreign securities (including foreign exchange contracts) are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of the close of the respective markets. Events affecting the values of such foreign securities may occur between the times at which the particular foreign market closes and the close of the customary trading session of the NYSE which would not ordinarily be reflected in the computation of the Fund's net asset value. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current market value as of the close of the NYSE. Foreign securities meeting the approved degree of certainty that the price is not reflective of current market value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, ADRs and domestic and foreign index futures.

       Securities for which market quotations are not readily available or are unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security's fair value.

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date.

       Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of realized and unrealized gain
     (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the realized and unrealized net gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund's net asset value and, accordingly, they reduce the Fund's total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the advisor.

       The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C. COUNTRY DETERMINATION -- For the purposes of making investment selection decisions and presentation in the Schedule of Investments, AIM may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer's securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be United States of America unless otherwise noted.

D. DISTRIBUTIONS -- Distributions from income and net realized capital gain, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to use a portion of the proceeds from redemptions as distributions for federal income tax purposes.

E. FEDERAL INCOME TAXES -- The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

F. EXPENSES -- Fees provided for under the Rule 12b-1 plan of a particular class of the Fund and which are directly attributable to that class are charged to the operations of such class. All other expenses are allocated among the classes based on relative net assets.

G. REDEMPTION FEES -- The Fund has a 2% redemption fee that is to be retained by the Fund to offset transaction costs and other expenses associated with short-term redemptions and exchanges. The fee, subject to certain exceptions, is imposed on certain redemptions, including exchanges of shares held less than 30 days. The redemption fee is accounted for as an addition to shares of beneficial interest by the Fund and is allocated among the share classes based on the relative net assets of each class.

H. FOREIGN CURRENCY TRANSLATIONS -- Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (i) sales of foreign currencies, (ii) currency gains or losses realized between the trade and settlement dates on securities transactions, and (iii) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

I. FOREIGN CURRENCY CONTRACTS -- A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund may enter into a foreign currency contract to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. The Fund may also enter into a foreign currency contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of that security. The Fund could be exposed to risk if counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably.

NOTE 2--ADVISORY FEES AND OTHER FEES PAID TO AFFILIATES

The Trust has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to AIM based on the annual rate of the Fund's average daily net assets as follows:

AVERAGE NET ASSETS                                            RATE
-------------------------------------------------------------------
First $1 billion                                              0.90%
-------------------------------------------------------------------
Over $1 billion                                               0.85%
 __________________________________________________________________
===================================================================


    Effective January 1, 2005, AIM has contractually agreed to waive advisory fees to the extent necessary so that the advisory fees payable by the Fund (based on the Fund's average daily net assets) do not exceed the annual rate of:

AVERAGE NET ASSETS                                            RATE
-------------------------------------------------------------------
First $250 million                                            0.80%
-------------------------------------------------------------------
Next $250 million                                             0.78%
-------------------------------------------------------------------
Next $500 million                                             0.76%
-------------------------------------------------------------------
Next $1.5 billion                                             0.74%
-------------------------------------------------------------------
Next $2.5 billion                                             0.72%
-------------------------------------------------------------------
Next $2.5 billion                                             0.70%
-------------------------------------------------------------------
Next $2.5 billion                                             0.68%
-------------------------------------------------------------------
Over $10 billion                                              0.66%
 __________________________________________________________________
===================================================================


    AIM has voluntarily agreed to waive advisory fees of the Fund in the amount of 25% of the advisory fee AIM receives from the affiliated money market funds on investments by the Fund in such affiliated money market funds (excluding investments made in affiliated money market funds with cash collateral from securities loaned by the fund). AIM is also voluntarily waiving a portion of the advisory fee payable by the Fund equal to the difference between the income earned from investing in the affiliated money market fund and the hypothetical income earned from investing in an appropriate comparative benchmark. Voluntary fee waivers or reimbursements may be modified or discontinued at any time upon consultation with the Board of Trustees without further notice to investors.

    For the year ended October 31, 2005, AIM waived fees of $899,179.

    At the request of the Trustees of the Trust, AMVESCAP PLC ("AMVESCAP") agreed to reimburse expenses incurred by the Fund in connection with market timing matters in the AIM Funds, which may include legal, audit, shareholder reporting, communications and trustee expenses. These expenses along with the related expense reimbursement, are included in the Statement of Operations. For the year ended October 31, 2005, AMVESCAP reimbursed expenses of the Fund in the amount of $43,356.

    The Fund, pursuant to a master administrative services agreement with AIM, has agreed to pay AIM for certain administrative costs incurred in providing accounting services to the Fund. Pursuant to such agreement, for the year ended October 31, 2005, AIM was paid $221,764.

    The Fund, pursuant to a transfer agency and service agreement, has agreed to pay AIM Investment Services, Inc. ("AISI") a fee for providing transfer agency and shareholder services to the Fund and reimburse AISI for certain expenses incurred by AISI in the course of providing such services. AISI may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. For the year ended October 31, 2005, the Fund paid AISI $3,065,985.

    The Trust has entered into master distribution agreements with A I M Distributors, Inc. ("ADI") to serve as the distributor for the Class A, Class B and Class C shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Class A, Class B and Class C shares (collectively the "Plans"). The Fund, pursuant to the Plans, pays ADI compensation at the annual rate of 0.25% of the Fund's average daily net assets of Class A shares and 1.00% of the average daily net assets of Class B and Class C shares. Effective January 1, 2005 through June 30, 2005, the Fund paid ADI 0.35% of the average daily net assets of Class A shares. Prior to January 1, 2005, the Fund paid ADI 0.50% of the average daily net assets of Class A shares. Of these amounts, up to 0.25% of the average daily net assets of the Class A, Class B or Class C shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. National Association of Securities Dealers ("NASD") Rules also impose a cap on the total sales charges, including asset-based sales charges that may be paid by any class of shares of the Fund. Pursuant to the Plans, for the year ended October 31, 2005, the Class A, Class B and Class C shares paid $2,186,185, $2,077,701 and $227,870, respectively.

    Front-end sales commissions and contingent deferred sales charges ("CDSC") (collectively the "sales charges") are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended October 31, 2005, ADI advised the Fund that it retained $73,411 in front-end sales commissions for the sale of Class A shares and $279, $50,550 and $1,414 from Class A, Class B and Class C shares, respectively, for CDSC imposed upon redemptions by shareholders.

    Certain officers and trustees of the Trust are officers and directors of AIM, AISI and/or ADI.

NOTE 3--INVESTMENTS IN AFFILIATES

The Fund is permitted, pursuant to an exemptive order from the Securities and Exchange Commission ("SEC"), to invest daily available cash balances and cash collateral from securities lending transactions in affiliated money market funds. The Fund and the money market funds below have the same investment advisor and therefore, are considered to be affiliated. The tables below show the transactions in and earnings from investments in affiliated money market funds for the year ended October 31, 2005.


INVESTMENTS OF DAILY AVAILABLE CASH BALANCES:

                                                                         CHANGE IN
                                                                         UNREALIZED
                     VALUE          PURCHASES          PROCEEDS         APPRECIATION         VALUE        DIVIDEND      REALIZED
FUND               10/31/04          AT COST          FROM SALES       (DEPRECIATION)      10/31/05        INCOME      GAIN (LOSS)
----------------------------------------------------------------------------------------------------------------------------------
Liquid Assets
  Portfolio-
  Institutional
  Class           $ 1,521,179      $146,732,158      $(135,539,173)        $   --         $12,714,164     $293,383       $   --
----------------------------------------------------------------------------------------------------------------------------------
STIC Prime
  Portfolio-
  Institutional
  Class             1,521,179       146,732,158       (135,539,173)            --          12,714,164      295,049           --
==================================================================================================================================
  Subtotal        $ 3,042,358      $293,464,316      $(271,078,346)        $   --         $25,428,328     $588,432       $   --
==================================================================================================================================


INVESTMENTS OF CASH COLLATERAL FROM SECURITIES LENDING TRANSACTIONS:

                                                                         CHANGE IN
                                                                         UNREALIZED
                     VALUE          PURCHASES          PROCEEDS         APPRECIATION         VALUE        DIVIDEND      REALIZED
FUND               10/31/04          AT COST          FROM SALES       (DEPRECIATION)      10/31/05        INCOME*     GAIN (LOSS)
----------------------------------------------------------------------------------------------------------------------------------
Liquid Assets
  Portfolio-
  Institutional
  Class          $ 76,343,445      $276,951,937      $(316,840,929)        $   --         $36,454,453     $176,028       $   --
----------------------------------------------------------------------------------------------------------------------------------
STIC Prime
  Portfolio-
  Institutional
  Class            76,343,445       271,091,179       (310,980,170)            --          36,454,454      177,408           --
==================================================================================================================================
  Subtotal       $152,686,890      $548,043,116      $(627,821,099)        $   --         $72,908,907     $353,436       $   --
==================================================================================================================================
  Total          $155,729,248      $841,507,432      $(898,899,445)        $   --         $98,337,235     $941,868       $   --
__________________________________________________________________________________________________________________________________
==================================================================================================================================

* Net of compensation to counterparties.

NOTE 4--SECURITY TRANSACTIONS WITH AFFILIATED FUNDS

The Fund is permitted to purchase or sell securities from or to certain other AIM Funds under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment advisor (or affiliated investment advisors), common Trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under the procedures, each transaction is effected at the current market price. Pursuant to these procedures, during the year ended October 31, 2005, the Fund engaged in securities purchases of $5,002,309 and sales of $3,629,347, which resulted in net realized gains of $485,569.

NOTE 5--EXPENSE OFFSET ARRANGEMENTS

The expense offset arrangements are comprised of (i) transfer agency credits which result from balances in Demand Deposit Accounts (DDA) used by the transfer agent for clearing shareholder transactions and (ii) custodian credits which result from periodic overnight cash balances at the custodian. For the year ended October 31, 2005, the Fund received credits from these arrangements, which resulted in the reduction of the Fund's total expenses of $26,683.

NOTE 6--TRUSTEES' AND OFFICER'S FEES AND BENEFITS

"Trustees' and Officer's Fees and Benefits" include amounts accrued by the Fund to pay remuneration to each Trustee and Officer of the Fund who is not an "interested person" of AIM. Trustees have the option to defer compensation payable by the Fund, and "Trustees' and Officer's Fees and Benefits" also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various AIM Funds in which their deferral accounts shall be deemed to be invested. Finally, current Trustees are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. "Trustees' and Officer's Fees and Benefits" include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

    During the year ended October 31, 2005, the Fund paid legal fees of $5,288 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Independent Trustees. A member of that firm is a Trustee of the Trust.

NOTE 7--BORROWINGS

Pursuant to an exemptive order from the SEC, the Fund may participate in an interfund lending facility that AIM has established for temporary borrowings by the AIM Funds. An interfund loan will be made under this facility only if the loan rate (an average of the rate available on bank loans and the rate available on investments in overnight repurchase agreements) is favorable to both the lending fund and the borrowing fund. A loan will be secured by collateral if the Fund's aggregate borrowings from all sources exceeds 10% of the Fund's total assets. To the extent that the loan is required to be secured by collateral, the collateral is marked to market daily to ensure that the market value is at least 102% of the outstanding principal value of the loan.

    The Fund is a participant in an uncommitted unsecured revolving credit facility with State Street Bank and Trust Company ("SSB"). The Fund may borrow up to the lesser of (i) $125,000,000, or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the credit facility can borrow on a first come, first served basis. Principal on each loan outstanding shall bear interest at the bid rate quoted by SSB at the time of the request for the loan.

    During the year ended October 31, 2005, the Fund did not borrow or lend under the interfund lending facility or borrow under the uncommitted unsecured revolving credit facility.

    Additionally, the Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (i) leave funds as a compensating balance in the account so the custodian can be compensated by earning the additional interest; or (ii) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and AIM, not to exceed the rate contractually agreed upon.

NOTE 8--PORTFOLIO SECURITIES LOANED

The Fund may lend portfolio securities having a market value up to one-third of the Fund's total assets. Such loans are secured by collateral equal to no less than the market value of the loaned securities determined daily. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its agencies. Cash collateral received in connection with these loans is invested in short-term money market instruments or affiliated money market funds. It is the Fund's policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. Lending securities entails a risk of loss to the Fund if and to the extent that the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower fails to return the securities. The Fund could also experience delays and costs in gaining access to the collateral. The Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to a loss on the collateral invested.

    At October 31, 2005, securities with an aggregate value of $70,113,007 were on loan to brokers. The loans were secured by cash collateral of $72,908,907 received by the Fund and subsequently invested in affiliated money market funds. For the year ended October 31, 2005, the Fund received dividends on cash collateral of $353,436 for securities lending transactions, which are net of compensation to counterparties.

NOTE 9--DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF NET ASSETS

DISTRIBUTIONS TO SHAREHOLDERS:

There were no ordinary income or long term capital gain distributions paid during the years ended October 31, 2005 and 2004.

TAX COMPONENTS OF NET ASSETS:

As of October 31, 2005, the components of net assets on a tax basis were as follows:

                                                                    2005
----------------------------------------------------------------------------
Undistributed long-term gain                                    $ 39,306,023
----------------------------------------------------------------------------
Unrealized appreciation -- investments                           238,865,645
----------------------------------------------------------------------------
Temporary book/tax differences                                      (149,711)
----------------------------------------------------------------------------
Shares of beneficial interest                                    573,634,874
============================================================================
Total net assets                                                $851,656,831
____________________________________________________________________________
============================================================================


  The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund's unrealized appreciation (depreciation) difference is attributable primarily to losses on wash sales. The tax-basis unrealized appreciation on investments includes appreciation (depreciation) on foreign currencies of $(43,302).

  The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund's temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan expenses.

  Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

  The Fund utilized $148,732,311 of capital loss carryforward in the current period to offset net realized capital gain for federal income tax purposes. The Fund did not have a capital loss carryforward as of October 31, 2005.

NOTE 10--INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities and money market funds) purchased and sold by the Fund during the year ended October 31, 2005 was $559,598,464 and $716,467,151, respectively.

UNREALIZED APPRECIATION (DEPRECIATION) OF INVESTMENT SECURITIES ON A TAX BASIS
------------------------------------------------------------------------------
Aggregate unrealized appreciation of investment securities       $247,298,032
------------------------------------------------------------------------------
Aggregate unrealized (depreciation) of investment securities       (8,389,085)
==============================================================================
Net unrealized appreciation of investment securities             $238,908,947
______________________________________________________________________________
==============================================================================
Cost of investments for tax purposes is $675,465,732.

NOTE 11--RECLASSIFICATION OF PERMANENT DIFFERENCES

Primarily as a result of differing book/tax treatment of foreign currency transactions and net operating losses, on October 31, 2005, undistributed net investment income (loss) was increased by $1,731,160, undistributed net realized gain (loss) was decreased by $922,861 and shares of beneficial interest decreased by $808,299. This reclassification had no effect on the net assets of the Fund.

NOTE 12--SHARE INFORMATION

The Fund currently offers three different classes of shares: Class A shares, Class B shares and Class C shares. Class A shares are sold with a front-end sales charge. Class B shares and Class C shares are sold with CDSC. Under certain circumstances, Class A shares are subject to CDSC. Generally, Class B shares will automatically convert to Class A shares eight years after the end of the calendar month of purchase.


                                              CHANGES IN SHARES OUTSTANDING
-------------------------------------------------------------------------------------------------------------------------
                                                                                YEAR ENDED OCTOBER 31,
                                                              -----------------------------------------------------------
                                                                        2005(a)                          2004
                                                              ---------------------------    ----------------------------
                                                                SHARES         AMOUNT          SHARES          AMOUNT
-------------------------------------------------------------------------------------------------------------------------
Sold:
  Class A                                                      1,806,958    $  34,695,693      4,622,748    $  71,616,617
-------------------------------------------------------------------------------------------------------------------------
  Class B                                                        702,915       12,661,037        775,098       11,562,193
-------------------------------------------------------------------------------------------------------------------------
  Class C                                                        231,761        4,170,979        212,782        3,180,392
=========================================================================================================================
Automatic conversion of Class B shares to Class A shares:
  Class A                                                      5,877,678      113,101,296      6,909,424      111,234,847
-------------------------------------------------------------------------------------------------------------------------
  Class B                                                     (6,287,823)    (113,101,296)    (7,355,880)    (111,234,847)
=========================================================================================================================
Reacquired:(b)
  Class A                                                     (8,196,078)    (158,375,397)   (10,817,220)    (169,563,701)
-------------------------------------------------------------------------------------------------------------------------
  Class B                                                     (2,595,138)     (46,462,531)    (5,078,337)     (75,430,653)
-------------------------------------------------------------------------------------------------------------------------
  Class C                                                       (381,426)      (6,895,495)      (388,928)      (5,788,078)
=========================================================================================================================
                                                              (8,841,153)   $(160,205,714)   (11,120,313)   $(164,423,230)
_________________________________________________________________________________________________________________________
=========================================================================================================================

(a) There are two entities that are each record owners of more than 5% of the outstanding shares of the Fund and in aggregate they own 17% of the outstanding shares of the Fund. ADI has an agreement with these entities to sell Fund shares. The Fund, AIM and/or AIM affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, AIM and/or AIM affiliates including but not limited to services such as, securities brokerage, distribution, third party record keeping and account servicing. The Trust has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

(b) Amount is net of redemption fees of $7,020, $1,738 and $237 for Class A, Class B and Class C shares, respectively, for the year ended October 31, 2005 and $6,487, $3,766 and $255 for Class A, Class B and Class C shares, respectively, for the year ended October 31, 2004.

NOTE 13--FINANCIAL HIGHLIGHTS

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

                                                                                        CLASS A
                                                              -----------------------------------------------------------
                                                                                YEAR ENDED OCTOBER 31,
                                                              -----------------------------------------------------------
                                                                2005           2004        2003        2002        2001
-------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                          $  16.99       $  14.28    $  11.00    $  12.58    $  25.87
-------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                   (0.00)(a)      (0.13)(a)    (0.13)     (0.15)(a)    (0.13)
-------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                   3.61           2.84        3.41       (1.43)      (8.42)
=========================================================================================================================
    Total from investment operations                              3.61           2.71        3.28       (1.58)      (8.55)
=========================================================================================================================
Less distributions from net realized gains                          --             --          --          --       (4.74)
=========================================================================================================================
Redemptions fees added to shares of beneficial interest           0.00           0.00          --          --          --
=========================================================================================================================
Net asset value, end of period                                $  20.60       $  16.99    $  14.28    $  11.00    $  12.58
_________________________________________________________________________________________________________________________
=========================================================================================================================
Total return(b)                                                  21.25%         18.98%      29.82%     (12.56)%    (38.87)%
_________________________________________________________________________________________________________________________
=========================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $676,291       $566,573    $465,855    $405,360    $563,828
_________________________________________________________________________________________________________________________
=========================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers and/or expense reimbursements                  1.65%(c)       2.02%       2.10%       2.00%       1.87%
-------------------------------------------------------------------------------------------------------------------------
  Without fee waivers and/or expense reimbursements               1.76%(c)       2.03%       2.11%       2.00%       1.87%
=========================================================================================================================
Ratio of net investment income (loss) to average net assets      (0.02)%(c)     (0.81)%     (0.97)%     (1.19)%     (0.75)%
_________________________________________________________________________________________________________________________
=========================================================================================================================
Portfolio turnover rate                                             67%            68%         64%         73%         87%
_________________________________________________________________________________________________________________________
=========================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America, and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges.
(c)  Ratios are based on average daily net assets of $646,675,575.

                                                                                        CLASS B
                                                              -----------------------------------------------------------
                                                                                YEAR ENDED OCTOBER 31,
                                                              -----------------------------------------------------------
                                                                2005           2004        2003        2002        2001
-------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                          $  15.93       $  13.45    $  10.42    $  11.97    $  24.98
-------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                   (0.12)(a)      (0.19)(a)    (0.19)     (0.20)(a)    (0.21)
-------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                   3.37           2.67        3.22       (1.35)      (8.06)
=========================================================================================================================
    Total from investment operations                              3.25           2.48        3.03       (1.55)      (8.27)
=========================================================================================================================
Less distributions from net realized gains                          --             --          --          --       (4.74)
=========================================================================================================================
Redemptions fees added to shares of beneficial interest           0.00           0.00          --          --          --
=========================================================================================================================
Net asset value, end of period                                $  19.18       $  15.93    $  13.45    $  10.42    $  11.97
_________________________________________________________________________________________________________________________
=========================================================================================================================
Total return(b)                                                  20.40%         18.44%      29.08%     (12.95)%    (39.19)%
_________________________________________________________________________________________________________________________
=========================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $152,878       $257,230    $374,027    $388,101    $583,933
_________________________________________________________________________________________________________________________
=========================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers and/or expense reimbursements                  2.31%(c)       2.52%       2.60%       2.51%       2.39%
-------------------------------------------------------------------------------------------------------------------------
  Without fee waivers and/or expense reimbursements               2.42%(c)       2.53%       2.61%       2.51%       2.39%
=========================================================================================================================
Ratio of net investment income (loss) to average net assets      (0.68)%(c)     (1.31)%     (1.47)%     (1.70)%     (1.27)%
_________________________________________________________________________________________________________________________
=========================================================================================================================
Portfolio turnover rate                                             67%            68%         64%         73%         87%
_________________________________________________________________________________________________________________________
=========================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America, and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges.
(c)  Ratios are based on average daily net assets of $207,770,065.

                                                                                      CLASS C
                                                              --------------------------------------------------------
                                                                               YEAR ENDED OCTOBER 31,
                                                              --------------------------------------------------------
                                                                2005          2004       2003       2002        2001
----------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                          $  15.93       $ 13.46    $ 10.42    $ 11.98    $  24.99
----------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                   (0.12)(a)     (0.19)(a)   (0.19)    (0.20)(a)    (0.21)
----------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                   3.38          2.66       3.23      (1.36)      (8.06)
======================================================================================================================
    Total from investment operations                              3.26          2.47       3.04      (1.56)      (8.27)
======================================================================================================================
Less distributions from net realized gains                          --            --         --         --       (4.74)
======================================================================================================================
Redemptions fees added to shares of beneficial interest           0.00          0.00         --         --          --
======================================================================================================================
Net asset value, end of period                                $  19.19       $ 15.93    $ 13.46    $ 10.42    $  11.98
______________________________________________________________________________________________________________________
======================================================================================================================
Total return(b)                                                  20.47%        18.35%     29.17%    (13.02)%    (39.17)%
______________________________________________________________________________________________________________________
======================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $ 22,488       $21,059    $20,153    $19,099    $ 28,260
______________________________________________________________________________________________________________________
======================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers and/or expense reimbursements                  2.31%(c)      2.52%      2.60%      2.51%       2.39%
----------------------------------------------------------------------------------------------------------------------
  Without fee waivers and/or expense reimbursements               2.42%(c)      2.53%      2.61%      2.51%       2.39%
======================================================================================================================
Ratio of net investment income (loss) to average net assets      (0.68)%(c)    (1.31)%    (1.47)%    (1.70)%     (1.28)%
______________________________________________________________________________________________________________________
======================================================================================================================
Portfolio turnover rate                                             67%           68%        64%        73%         87%
______________________________________________________________________________________________________________________
======================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America, and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges.
(c)  Ratios are based on average daily net assets of $22,787,018.

NOTE 14--LEGAL PROCEEDINGS

Terms used in the Legal Proceedings Note are defined terms solely for the purpose of this note.

SETTLED ENFORCEMENT ACTIONS AND INVESTIGATIONS RELATED TO MARKET TIMING

On October 8, 2004, INVESCO Funds Group, Inc. ("IFG") (the former investment advisor to certain AIM Funds), AIM and A I M Distributors, Inc. ("ADI") (the distributor of the retail AIM Funds) reached final settlements with certain regulators, including the Securities and Exchange Commission ("SEC"), the New York Attorney General and the Colorado Attorney General, to resolve civil enforcement actions and/or investigations related to market timing and related activity in the AIM Funds, including those formerly advised by IFG. As part of the settlements, a $325 million fair fund ($110 million of which is civil penalties) has been created to compensate shareholders harmed by market timing and related activity in funds formerly advised by IFG. Half of this amount has already been paid to the fair fund pursuant to the terms of the settlement with the remainder due December 31, 2005. Additionally, AIM and ADI created a $50 million fair fund ($30 million of which is civil penalties) to compensate shareholders harmed by market timing and related activity in funds advised by AIM, which was done pursuant to the terms of the settlement. These two fair funds may increase as a result of contributions from third parties who reach final settlements with the SEC or other regulators to resolve allegations of market timing and/or late trading that also may have harmed applicable AIM Funds. These two fair funds will be distributed in accordance with a methodology to be determined by AIM's independent distribution consultant, in consultation with AIM and the independent trustees of the AIM Funds and acceptable to the staff of the SEC. As the methodology is unknown at the present time, management of AIM and the Fund are unable to estimate the impact, if any, that the distribution of these two fair funds may have on the Fund or whether such distribution will have an impact on the Fund's financial statements in the future.

  At the request of the trustees of the AIM Funds, AMVESCAP PLC ("AMVESCAP"), the parent company of IFG and AIM, has agreed to reimburse expenses incurred by the AIM Funds related to market timing matters.


REGULATORY INQUIRIES AND PENDING LITIGATION

  IFG, AIM, ADI and/or related entities and individuals have received inquiries from numerous regulators in the form of subpoenas or other oral or written requests for information and/or documents related to one or more of the following issues, some of which concern one or more AIM Funds: market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including revenue sharing and directed-brokerage arrangements, investments in securities of other registered investment companies, contractual plans, issues related to Section 529 college savings plans and procedures for locating lost securityholders. IFG, AIM and ADI are providing full cooperation with respect to these inquiries. As described more fully below, the AIM Funds, IFG, AIM, ADI and/or related entities and individuals are defendants in numerous civil lawsuits related to one or more of these issues. Regulatory actions and/or additional civil lawsuits related to these or other issues may be filed against the AIM Funds, IFG, AIM and/or related entities and individuals in the future.

  On April 12, 2005, the Attorney General of the State of West Virginia ("WVAG") filed a civil lawsuit against AIM, IFG and ADI, as well as numerous unrelated mutual fund complexes and financial institutions. None of the AIM Funds has been named as a defendant in this lawsuit. The WVAG complaint, filed in the Circuit Court of Marshall County, West Virginia [Civil Action No. 05-C-81], alleges, in substance, that AIM, IFG and ADI engaged in unfair competition and/or unfair or deceptive trade practices by failing to disclose in the prospectuses for the AIM Funds, including those formerly advised by IFG, that they had entered into certain arrangements permitting market timing of such Funds. As a result of the foregoing, the WVAG alleges violations of W. Va. Code sec.. 46A-1-101, et seq. (the West Virginia Consumer Credit and Protection Act). The WVAG complaint is seeking, among other things, injunctive relief, civil monetary penalties and a writ of quo warranto against the defendants. If AIM is unsuccessful in its defense of the WVAG lawsuit, it could be barred from serving as an investment advisor for any investment company registered under the Investment Company Act of 1940, as amended (a "registered investment company"). Such results could affect the ability of AIM or any other investment advisor directly or indirectly owned by AMVESCAP, from serving as an investment advisor to any registered investment company, including the Fund. The Fund has been informed by AIM that, if these results occur, AIM will seek exemptive relief from the SEC to permit it to continue to serve as the Fund's investment advisor. There is no assurance that such exemptive relief will be granted.

  On June 13, 2005, the MDL Court (as defined below) issued a Conditional Transfer Order transferring this lawsuit to the MDL Court, which Conditional Transfer Order was finalized on October 19, 2005. On July 7, 2005, the Supreme Court of West Virginia ruled in the context of a separate lawsuit that the WVAG does not have authority pursuant to W. Va. Code Section 46A-6-104 of the West Virginia Consumer Credit and Protection Act to bring an action based upon conduct that is ancillary to the purchase or sale of securities. AIM intends to seek dismissal of the WVAG's lawsuit against it, IFG and ADI in light of this ruling.

  On August 30, 2005, the West Virginia Office of the State Auditor-Securities Commission ("WVASC") issued a Summary Order to Cease and Desist and Notice of Right to Hearing to AIM and ADI. The WVASC makes findings of fact that essentially mirror the WVAG's allegations mentioned above and conclusions of law to the effect that AIM and ADI violated the West Virginia securities laws. The WVASC orders AIM and ADI to cease any further violations and seeks to impose monetary sanctions to be determined by the Commissioner. Initial research indicates that these damages could be limited or capped by statute. AIM and ADI have the right to contest the WVASC's findings and conclusions, which they intend to do.

  Civil lawsuits, including purported class action and shareholder derivative suits, have been filed against certain of the AIM Funds, IFG, AIM, ADI and/or related entities and individuals, depending on the lawsuit, alleging:

  - that the defendants permitted improper market timing and related activity in the AIM Funds;



  - that certain AIM Funds inadequately employed fair value pricing;



  - that the defendants charged excessive advisory and/or distribution fees and failed to pass on to shareholders the perceived savings generated by economies of scale and that the defendants adopted unlawful distribution plans;



  - that the defendants breached their fiduciary duties by charging distribution fees while AIM Funds and/or specific share classes were closed generally to new investors and/or while other share classes of the same AIM Fund were not charged the same distribution fees;



  - that the defendants improperly used the assets of the AIM Funds to pay brokers to aggressively promote the sale of the AIM Funds over other mutual funds and that the defendants concealed such payments from investors by disguising them as brokerage commissions; and



  - that the defendants breached their fiduciary duties by failing to ensure that the AIM Funds participated in class action settlements in which they were eligible to participate (this lawsuit was dismissed by the Court on August 12, 2005).



  These lawsuits allege as theories of recovery, depending on the lawsuit, violations of various provisions of the Federal and state securities laws and ERISA, negligence, breach of fiduciary duty and/or breach of contract. These lawsuits seek remedies that include, depending on the lawsuit, damages, restitution, injunctive relief, imposition of a constructive trust, removal of certain directors and/or employees, various corrective measures under ERISA, rescission of certain AIM Funds' advisory agreements and/or distribution plans and recovery of all fees paid, an accounting of all fund-related fees, commissions and soft dollar payments, restitution of all commissions and fees paid, and prospective relief in the form of reduced fees.

  All lawsuits based on allegations of market timing, late trading and related activity have been transferred to the United States District Court for the District of Maryland. On August 25, 2005, the Court issued rulings on the common issues of law presented in defendants' motions to dismiss the shareholder class and derivative complaints. These rulings were issued in the context of the Janus lawsuits, but the Court's legal determinations apply at the omnibus level to all cases within his track, including the AIM and IFG cases. The Court dismissed for failure to make pre-suit demand on the fund board all derivative causes of action but one: the excessive fee claim under Section 36(b) of the Investment Company Act of 1940 (the "1940 Act"), as to which the demand requirement does not apply. The Court dismissed all claims asserted in the class complaint but two: (i) the securities fraud claims under Section 10(b) of the Securities Exchange Act of 1934, and (ii) the excessive fee claim under Section 36(b) of the 1940 Act. In addition, the Court limited plaintiffs' potential recovery on the 36(b) claim to fees attributable to timing assets, as opposed to all fees on funds in which any timing occurred. The question whether the duplicative Section 36(b) claim properly belongs in the derivative complaint or in the class action complaint will be decided at a later date. The Court will subsequently issue an order applying his legal rulings to the allegations in the AIM and IFG complaints.

  At the present time, management of AIM and the Fund are unable to estimate the impact, if any, that the outcome of the Regulatory Inquiries and Pending Litigation described above may have on AIM, ADI or the Fund.

* * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * *
* * * * * *

As a result of the matters discussed above, investors in the AIM Funds might react by redeeming their investments. This might require the AIM Funds to sell investments to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the AIM Funds.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of AIM International Mutual Funds and Shareholders of AIM Global Aggressive Growth Fund:



In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of AIM Global Aggressive Growth Fund (one of the funds constituting AIM International Mutual Funds, hereafter referred to as the "Fund") at October 31, 2005, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2005 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/ PRICEWATERHOUSECOOPERS LLP

December 19, 2005
Houston, Texas

OTHER INFORMATION

TRUSTEES AND OFFICERS

As of October 31, 2005



The address of each trustee and officer of AIM International Mutual Funds (the "Trust"), is 11 Greenway Plaza, Suite 100, Houston, Texas 77046. Each trustee oversees 109 portfolios in the AIM Funds complex. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust's organizational documents. Column two below includes length of time served with predecessor entities, if any.

                                   TRUSTEE AND/
NAME, YEAR OF BIRTH AND            OR OFFICER     PRINCIPAL OCCUPATION(S)                    OTHER DIRECTORSHIP(S)
POSITION(S) HELD WITH THE TRUST    SINCE          DURING PAST 5 YEARS                        HELD BY TRUSTEE
-------------------------------------------------------------------------------------------------------------------------------

   INTERESTED PERSONS
-------------------------------------------------------------------------------------------------------------------------------

   Robert H. Graham(1) -- 1946     1991           Director and Chairman, A I M Management    None
   Trustee, Vice Chair,                           Group Inc. (financial services holding
   Principal Executive Officer                    company); Director and Vice Chairman,
   and President                                  AMVESCAP PLC and Chairman, AMVESCAP
                                                  PLC -- AIM Division (parent of AIM and a
                                                  global investment management firm)
                                                  Formerly: President and Chief Executive
                                                  Officer, A I M Management Group Inc.;
                                                  Director, Chairman and President, A I M
                                                  Advisors, Inc. (registered investment
                                                  advisor); Director and Chairman, A I M
                                                  Capital Management, Inc. (registered
                                                  investment advisor), A I M Distributors,
                                                  Inc. (registered broker dealer), AIM
                                                  Investment Services, Inc., (registered
                                                  transfer agent), and Fund Management
                                                  Company (registered broker dealer); and
                                                  Chief Executive Officer, AMVESCAP
                                                  PLC -- Managed Products
-------------------------------------------------------------------------------------------------------------------------------

   Mark H. Williamson(2) -- 1951   2003           Director, President and Chief Executive    None
   Trustee and Executive Vice                     Officer, A I M Management Group Inc.
   President                                      (financial services holding company);
                                                  Director and President, A I M Advisors,
                                                  Inc. (registered investment advisor);
                                                  Director, A I M Capital Management, Inc.
                                                  (registered investment advisor) and
                                                  A I M Distributors, Inc. (registered
                                                  broker dealer); Director and Chairman,
                                                  AIM Investment Services, Inc.
                                                  (registered transfer agent), Fund
                                                  Management Company (registered broker
                                                  dealer) and INVESCO Distributors, Inc.
                                                  (registered broker dealer); and Chief
                                                  Executive Officer, AMVESCAP PLC -- AIM
                                                  Division (parent of AIM and a global
                                                  investment management firm)
                                                  Formerly: Director, Chairman, President
                                                  and Chief Executive Officer, INVESCO
                                                  Funds Group, Inc.; President and Chief
                                                  Executive Officer, INVESCO Distributors,
                                                  Inc.; Chief Executive Officer, AMVESCAP
                                                  PLC -- Managed Products; and Chairman,
                                                  AIM Advisors, Inc.
-------------------------------------------------------------------------------------------------------------------------------

   INDEPENDENT TRUSTEES
-------------------------------------------------------------------------------------------------------------------------------

   Bruce L. Crockett -- 1944       1992           Chairman, Crockett Technology Associates   ACE Limited (insurance company);
   Trustee and Chair                              (technology consulting company)            and Captaris, Inc. (unified
                                                                                             messaging provider)
-------------------------------------------------------------------------------------------------------------------------------

   Bob R. Baker -- 1936            2003           Retired                                    None
   Trustee
-------------------------------------------------------------------------------------------------------------------------------

   Frank S. Bayley -- 1939         2001           Retired                                    Badgley Funds, Inc. (registered
   Trustee                                                                                   investment company (2 portfolios))
                                                  Formerly: Partner, law firm of Baker &
                                                  McKenzie
-------------------------------------------------------------------------------------------------------------------------------

   James T. Bunch -- 1942          2003           Co-President and Founder, Green, Manning   None
   Trustee                                        & Bunch Ltd., (investment banking firm);
                                                  and Director, Policy Studies, Inc. and
                                                  Van Gilder Insurance Corporation
-------------------------------------------------------------------------------------------------------------------------------

   Albert R. Dowden -- 1941        2000           Director of a number of public and         None
   Trustee                                        private business corporations, including
                                                  the Boss Group Ltd. (private investment
                                                  and management); Cortland Trust, Inc.
                                                  (Chairman) (registered investment
                                                  company (3 portfolios)); Annuity and
                                                  Life Re (Holdings), Ltd. (insurance
                                                  company); and CompuDyne Corporation
                                                  (provider of products and services to
                                                  the public security market)
                                                  Formerly: Director, President and Chief
                                                  Executive Officer, Volvo Group North
                                                  America, Inc.; Senior Vice President, AB
                                                  Volvo; and director of various
                                                  affiliated Volvo companies
-------------------------------------------------------------------------------------------------------------------------------

   Edward K. Dunn, Jr. -- 1935     1998           Retired                                    None
   Trustee
-------------------------------------------------------------------------------------------------------------------------------

   Jack M. Fields -- 1952          1997           Chief Executive Officer, Twenty First      Administaff, and Discovery Global
   Trustee                                        Century Group, Inc. (government affairs    Education Fund (non-profit)
                                                  company); and Owner, Dos Angelos Ranch,
                                                  L.P.
                                                  Formerly: Chief Executive Officer,
                                                  Texana Timber LP (sustainable forestry
                                                  company)
-------------------------------------------------------------------------------------------------------------------------------

   Carl Frischling -- 1937         1991           Partner, law firm of Kramer Levin          Cortland Trust, Inc. (registered
   Trustee                                        Naftalis and Frankel LLP                   investment company (3 portfolios))
-------------------------------------------------------------------------------------------------------------------------------

   Gerald J. Lewis -- 1933         2003           Chairman, Lawsuit Resolution Services      General Chemical Group, Inc.
   Trustee                                        (San Diego, California)
-------------------------------------------------------------------------------------------------------------------------------

   Prema Mathai-Davis -- 1950      1998           Formerly: Chief Executive Officer, YWCA    None
   Trustee                                        of the USA
-------------------------------------------------------------------------------------------------------------------------------

(1) Mr. Graham is considered an interested person of the Trust because he is a director of AMVESCAP PLC, parent of the advisor to the Trust.
(2) Mr. Williamson is considered an interested person of the Trust because he is an officer and a director of the advisor to, and a director of the principal underwriter of, the Trust.

As of October 31, 2005




The address of each trustee and officer of AIM International Mutual Funds (the "Trust"), is 11 Greenway Plaza, Suite 100, Houston, Texas 77046. Each trustee oversees 109 portfolios in the AIM Funds complex. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust's organizational documents. Column two below includes length of time served with predecessor entities, if any.

                                   TRUSTEE AND/
NAME, YEAR OF BIRTH AND            OR OFFICER     PRINCIPAL OCCUPATION(S)                    OTHER DIRECTORSHIP(S)
POSITION(S) HELD WITH THE TRUST    SINCE          DURING PAST 5 YEARS                        HELD BY TRUSTEE
-------------------------------------------------------------------------------------------------------------------------------

   Lewis F. Pennock -- 1942        1981           Partner, law firm of Pennock & Cooper      None
   Trustee
-------------------------------------------------------------------------------------------------------------------------------

   Ruth H. Quigley -- 1935         2001           Retired                                    None
   Trustee
-------------------------------------------------------------------------------------------------------------------------------

   Larry Soll -- 1942              2003           Retired                                    None
   Trustee
-------------------------------------------------------------------------------------------------------------------------------

   Raymond Stickel,                2005           Retired                                    None
   Jr.(3) -- 1944
   Trustee
                                                  Formerly: Partner, Deloitte & Touche
-------------------------------------------------------------------------------------------------------------------------------

   OTHER OFFICERS
-------------------------------------------------------------------------------------------------------------------------------

   Lisa O. Brinkley -- 1959        2004           Senior Vice President, A I M Management    N/A
   Senior Vice President and                      Group Inc. (financial services holding
   Chief Compliance Officer                       company); Senior Vice President and
                                                  Chief Compliance Officer, A I M
                                                  Advisors, Inc.; Vice President and Chief
                                                  Compliance Officer, A I M Capital
                                                  Management, Inc. and Vice President,
                                                  A I M Distributors, Inc., AIM Investment
                                                  Services, Inc. and Fund Management
                                                  Company
                                                  Formerly: Senior Vice President and
                                                  Compliance Director, Delaware
                                                  Investments Family of Funds and Chief
                                                  Compliance Officer, A I M Distributors,
                                                  Inc.
-------------------------------------------------------------------------------------------------------------------------------

   Russell C. Burk -- 1958         2005           Formerly: Director of Compliance and       N/A
   Senior Vice President and                      Assistant General Counsel, ICON
   Senior Officer                                 Advisers, Inc.; Financial Consultant,
                                                  Merrill Lynch; General Counsel and
                                                  Director of Compliance, ALPS Mutual
                                                  Funds, Inc.
-------------------------------------------------------------------------------------------------------------------------------

   Kevin M. Carome -- 1956         2003           Director, Senior Vice President,           N/A
   Senior Vice President,                         Secretary and General Counsel, A I M
   Secretary and Chief Legal                      Management Group Inc. and A I M
   Officer                                        Advisors, Inc.; Director and Vice
                                                  President, INVESCO Distributors, Inc.;
                                                  Vice President, A I M Capital
                                                  Management, Inc., AIM Investment
                                                  Services, Inc. and Fund Management
                                                  Company; and Senior Vice President,
                                                  A I M Distributors, Inc.
                                                  Formerly: Senior Vice President and
                                                  General Counsel, Liberty Financial
                                                  Companies, Inc.; Senior Vice President
                                                  and General Counsel, Liberty Funds
                                                  Group, LLC; Vice President, A I M
                                                  Distributors, Inc.; and Director and
                                                  General Counsel, Fund Management Company
-------------------------------------------------------------------------------------------------------------------------------

   Robert G. Alley -- 1948         1994           Managing Director, Chief Fixed Income      N/A
   Vice President                                 Officer and Senior Investment Officer,
                                                  A I M Capital Management, Inc.; and Vice
                                                  President, A I M Advisors, Inc.
-------------------------------------------------------------------------------------------------------------------------------

   Sidney M. Dilgren -- 1961       2004           Vice President and Fund Treasurer, A I M   N/A
   Vice President, Principal                      Advisors, Inc.
   Financial Officer and
   Treasurer                                      Formerly: Senior Vice President, AIM
                                                  Investment Services, Inc.; and Vice
                                                  President, A I M Distributors, Inc.
-------------------------------------------------------------------------------------------------------------------------------

   J. Philip Ferguson -- 1945      2005           Senior Vice President and Chief            N/A
   Vice President                                 Investment Officer, A I M Advisors Inc.;
                                                  Director, Chairman, Chief Executive
                                                  Officer, President and Chief Investment
                                                  Officer, A I M Capital Management, Inc.;
                                                  Executive Vice President, A I M
                                                  Management Group Inc.
                                                  Formerly: Senior Vice President, AIM
                                                  Private Asset Management, Inc.; and
                                                  Chief Equity Officer, and Senior
                                                  Investment Officer, A I M Capital
                                                  Management, Inc.
-------------------------------------------------------------------------------------------------------------------------------

   Karen Dunn Kelley -- 1960       2004           Director of Cash Management, Managing      N/A
   Vice President                                 Director and Chief Cash Management
                                                  Officer, A I M Capital Management, Inc;
                                                  Director and President, Fund Management
                                                  Company; and Vice President, A I M
                                                  Advisors, Inc.
-------------------------------------------------------------------------------------------------------------------------------

(3) Mr. Stickel was elected as a trustee of the Trust effective October 1, 2005.

The Statement of Additional Information of the Trust includes additional information about the Fund's Trustees and is available upon request, without charge, by calling 1.800.959.4246.

OFFICE OF THE FUND            INVESTMENT ADVISOR       DISTRIBUTOR              AUDITORS
11 Greenway Plaza             A I M Advisors, Inc.     A I M Distributors,      PricewaterhouseCoopers
Suite 100                     11 Greenway Plaza        Inc.                     LLP
Houston, TX 77046-1173        Suite 100                11 Greenway Plaza        1201 Louisiana Street
                              Houston, TX 77046-1173   Suite 100                Suite 2900
                                                       Houston, TX 77046-1173   Houston, TX 77002-5678

COUNSEL TO THE FUND           COUNSEL TO THE           TRANSFER AGENT           CUSTODIAN
Ballard Spahr                 INDEPENDENT TRUSTEES     AIM Investment           State Street Bank and
Andrews & Ingersoll, LLP      Kramer, Levin, Naftalis  Services, Inc.           Trust Company
1735 Market Street            & Frankel LLP            P.O. Box 4739            225 Franklin Street
Philadelphia, PA 19103-7599   1177 Avenue of the       Houston, TX 77210-4739   Boston, MA 02110-2801
                              Americas
                              New York, NY 10036-2714

U.S. ESTATE TAX FOR NON-RESIDENT ALLEN SHAREHOLDERS (UNAUDITED)

The percentage of qualifying assets not subject to the U.S. estate tax for the fiscal quarters ended January 31, 2005, April 30, 2005, July 31, 2005 and October 31, 2005 are 70.18%, 68.94%, 67.50% and 68.63%, respectively.

          DOMESTIC EQUITY                             SECTOR EQUITY                         AIM ALLOCATION SOLUTIONS

AIM Aggressive Growth Fund               AIM Advantage Health Sciences Fund         AIM Conservative Allocation Fund
AIM Basic Balanced Fund*                 AIM Energy Fund                            AIM Growth Allocation Fund(2)
AIM Basic Value Fund                     AIM Financial Services Fund                AIM Moderate Allocation Fund
AIM Blue Chip Fund                       AIM Global Health Care Fund                AIM Moderate Growth Allocation Fund
AIM Capital Development Fund             AIM Global Real Estate Fund                AIM Moderately Conservative Allocation Fund
AIM Charter Fund                         AIM Gold & Precious Metals Fund
AIM Constellation Fund                   AIM Leisure Fund                                    DIVERSIFIED PORTFOLIOS
AIM Diversified Dividend Fund            AIM Multi-Sector Fund
AIM Dynamics Fund                        AIM Real Estate Fund(1)                    AIM Income Allocation Fund
AIM Large Cap Basic Value Fund           AIM Technology Fund                        AIM International Allocation Fund
AIM Large Cap Growth Fund                AIM Utilities Fund
AIM Mid Cap Basic Value Fund
AIM Mid Cap Core Equity Fund(1)                        FIXED INCOME
AIM Mid Cap Growth Fund
AIM Opportunities I Fund                 TAXABLE
AIM Opportunities II Fund
AIM Opportunities III Fund               AIM Floating Rate Fund
AIM Premier Equity Fund                  AIM High Yield Fund
AIM S&P 500 Index Fund                   AIM Income Fund
AIM Select Equity Fund                   AIM Intermediate Government Fund
AIM Small Cap Equity Fund                AIM Limited Maturity Treasury Fund
AIM Small Cap Growth Fund(1)             AIM Money Market Fund
AIM Small Company Growth Fund            AIM Short Term Bond Fund
AIM Summit Fund                          AIM Total Return Bond Fund
AIM Trimark Endeavor Fund                Premier Portfolio
AIM Trimark Small Companies Fund         Premier U.S. Government Money Portfolio
AIM Weingarten Fund
                                         TAX-FREE
*Domestic equity and income fund
                                         AIM High Income Municipal Fund(1)
                                         AIM Municipal Bond Fund
      INTERNATIONAL/GLOBAL EQUITY        AIM Tax-Exempt Cash Fund
                                         AIM Tax-Free Intermediate Fund
AIM Asia Pacific Growth Fund             Premier Tax-Exempt Portfolio
AIM Developing Markets Fund
AIM European Growth Fund                ==========================================================================================
AIM European Small Company Fund(1)      CONSIDER THE INVESTMENT OBJECTIVES, RISKS, AND CHARGES AND EXPENSES CAREFULLY. FOR THIS
AIM Global Aggressive Growth Fund       AND OTHER INFORMATION ABOUT AIM FUNDS, OBTAIN A PROSPECTUS FROM YOUR FINANCIAL ADVISOR
AIM Global Equity Fund                  AND READ IT CAREFULLY BEFORE INVESTING.
AIM Global Growth Fund                  ==========================================================================================
AIM Global Value Fund
AIM International Core Equity Fund
AIM International Growth Fund
AIM International Small Company Fund(1)
AIM Trimark Fund

(1) This fund has limited public sales of its shares to certain investors. For more information on who may continue to invest in the fund, please see the appropriate prospectus.

(2) Effective April 29, 2005, AIM Aggressive Allocation Fund was renamed AIM Growth Allocation Fund.

If used after January 20, 2006, this report must be accompanied by a Fund Performance & Commentary or by an AIM Quarterly Performance Review for the most recent quarter-end. Mutual funds distributed by A I M Distributors, Inc.

A I M Management Group Inc. has provided leadership in the investment management industry since 1976 and manages $129 billion in assets. AIM is a subsidiary of AMVESCAP PLC, one of the world's largest independent financial services companies with $381 billion in assets under management. Data as of September 30, 2005.

AIMinvestments.com                 GLA-AR-1            A I M Distributors, Inc.

                                        YOUR GOALS. OUR SOLUTIONS.--Registered Trademark--
-----------------------------------------------------------------------------------
Mutual    Retirement    Annuities  College    Separately   Offshore   Cash                [AIM INVESTMENTS LOGO APPEARS HERE]
Funds     Products                 Savings    Managed      Products   Management                --Registered Trademark--
                                   Plans      Accounts
-----------------------------------------------------------------------------------

                                                          AIM GLOBAL GROWTH FUND
                                Annual Report to Shareholders o October 31, 2005


                                 [COVER IMAGE]


[YOUR GOALS. OUR SOLUTIONS.]                          [AIM INVESTMENTS LOGO]
-- Registered Trademark --                           -- Registered Trademark --

AIM GLOBAL GROWTH FUND SEEKS TO PROVIDE LONG-TERM GROWTH OF CAPITAL.

o Unless otherwise stated, information presented in this report is as of October 31, 2005, and is based on total net assets.

ABOUT SHARE CLASSES                          o The unmanaged MSCI EUROPE INDEX is a       The Fund provides a complete list of its
                                             group of European securities tracked by      holdings four times in each fiscal year,
o Class B shares are not available as an     Morgan Stanley Capital International.        at the quarter-ends. For the second and
investment for retirement plans maintained                                                fourth quarters, the lists appear in the
pursuant to Section 401 of the Internal      o The unmanaged Standard & Poor's            Fund's semiannual and annual reports to
Revenue Code, including 401(k) plans,        Composite Index of 500 Stocks (the S&P 500   shareholders. For the first and third
money purchase pension plans and profit      --Registered Trademark-- Index) is an        quarters, the Fund files the lists with
sharing plans. Plans that had existing       index of common stocks frequently used as    the Securities and Exchange Commission
accounts invested in Class B shares prior    a general measure of U.S. stock market       (SEC) on Form N-Q. The most recent list of
to September 30, 2003, will continue to be   performance.                                 portfolio holdings is available at
allowed to make additional purchases.                                                     AIMinvestments.com. From our home page,
                                             o The Fund is not managed to track the       click on Products & Performance, then
PRINCIPAL RISKS OF INVESTING IN THE FUND     performance of any particular index,         Mutual Funds, then Fund Overview. Select
                                             including the indexes defined here, and      your Fund from the drop-down menu and
o International investing presents certain   consequently, the performance of the Fund    click on Complete Quarterly Holdings.
risks not associated with investing solely   may deviate significantly from the           Shareholders can also look up the Fund's
in the United States. These include risks    performance of the indexes.                  Forms N-Q on the SEC's Web site at
relating to fluctuations in the value of                                                  sec.gov. And copies of the Fund's Forms
the U.S. dollar relative to the values of    o A direct investment cannot be made in an   N-Q may be reviewed and copied at the
other currencies, the custody arrangements   index. Unless otherwise indicated, index     SEC's Public Reference Room at 450 Fifth
made for the Fund's foreign holdings,        results include reinvested dividends, and    Street, N.W., Washington, D.C. 20549-0102.
differences in accounting, political risks   they do not reflect sales charges.           You can obtain information on the
and the lesser degree of public              Performance of an index of funds reflects    operation of the Public Reference Room,
information required to be provided by       fund expenses; performance of a market       including information about duplicating
non-U.S. companies.                          index does not.                              fee charges, by calling 202-942-8090 or
                                                                                          800-732-0330,or by electronic request at
o Investing in emerging markets involves     OTHER INFORMATION                            the following e-mail address:
greater risk and potential reward than                                                    publicinfo@sec.gov. The SEC file numbers
investing in more established markets.       o The returns shown in management's          for the Fund are 811-06463 and 33-44611.
                                             discussion of Fund performance are based
ABOUT INDEXES USED IN THIS REPORT            on net asset values calculated for           A description of the policies and
                                             shareholder transactions. Generally          procedures that the Fund uses to determine
o The unmanaged MSCI WORLD INDEX is a        accepted accounting principles require       how to vote proxies relating to portfolio
group of global securities tracked by        adjustments to be made to the net assets     securities is available without charge,
Morgan Stanley Capital International.        of the Fund at period end for financial      upon request, from our Client Services
                                             reporting purposes, and as such, the net     department at 800-959-4246 or on the AIM
o The unmanaged MSCI WORLD GROWTH INDEX is   asset values for shareholder transactions    Web site, AIMinvestments.com. On the home
a subset of the MSCI World Index, a group    and the returns based on those net asset     page, scroll down and click on AIM Funds
of global securities tracked by Morgan       values may differ from the net asset         Proxy Policy. The information is also
Stanley Capital International; the Growth    values and returns reported in the           available on the Securities and Exchange
subset measures performance of companies     Financial Highlights.                        Commission's Web site, sec.gov.
with higher price/earnings ratios and
higher forecasted growth values.             o Industry classifications used in this      Information regarding how the Fund voted
                                             report are generally according to the        proxies related to its portfolio
o The unmanaged LIPPER GLOBAL LARGE-CAP      Global Industry Classification Standard,     securities during the 12 months ended June
GROWTH FUND INDEX represents an average of   which was developed by and is the            30, 2005, is available at our Web site. Go
the performance of the largest global        exclusive property and a service mark of     to AIMinvestments.com, access the About Us
large-capitalization growth equity funds     Morgan Stanley Capital International Inc.    tab, click on Required Notices and then
tracked by Lipper, Inc., an independent      and Standard & Poor's.                       click on Proxy Voting Activity. Next,
mutual fund performance monitor.                                                          select the Fund from the drop-down menu.
                                                                                          The information is also available on the
                                                                                          Securities and Exchange Commission's Web
                                                                                          site, sec.gov.

                                                                                          ==========================================

                                                                                          FUND NASDAQ SYMBOLS

                                                                                          Class A Shares                    AGGAX
                                                                                          Class B Shares                    AGGBX
                                                                                          Class C Shares                    AGGCX

=====================================================================================     ==========================================

THIS REPORT MUST BE ACCOMPANIED OR PRECEDED BY A CURRENTLY EFFECTIVE FUND PROSPECTUS,
WHICH CONTAINS MORE COMPLETE INFORMATION, INCLUDING SALES CHARGES AND EXPENSES.
INVESTORS SHOULD READ IT CAREFULLY BEFORE INVESTING.

=====================================================================================

NOT FDIC INSURED   MAY LOSE VALUE   NO BANK GUARANTEE

AIMINVESTMENTS.COM

AIM GLOBAL GROWTH FUND


                    Dear Fellow AIM Funds Shareholders:

                    The fiscal year covered by this report was quite good to
                    equity investors. Domestically, the broad-based S&P 500
   [GRAHAM          Index returned 8.72%. Globally, Morgan Stanley's MSCI World
    PHOTO]          Index rose 13.27%. Much of this good performance, though,
                    was attained early in the fiscal year as virtually every equity index declined during October of 2005. Concern about the inflationary potential of rising energy costs was frequently cited as a major cause of market weakness.

                       Within the indexes, there was considerable variability in
                    the performance of different sectors and markets.
                    Domestically, energy sector performance far outpaced that of
ROBERT H. GRAHAM    the other sectors in the S&P 500 Index, reflecting rising
                    oil and gas prices. Overseas, emerging markets produced more attractive results than did developed markets, at least in part because emerging markets tend to be more closely tied to the performance of natural resources and commodities.

                       One could make a strong argument for global
                    diversification of a stock portfolio using the performance data for the fiscal year ended October 31, 2005. Of course, your financial advisor is the person most qualified to help you decide whether such diversification is appropriate for you.
 [WILLIAMSON
    PHOTO]             For a discussion of the specific market conditions that
                    affected your Fund and how your Fund was managed during the fiscal year, please turn to Page 3.

                    NEW INFORMATION IN THIS REPORT

                    We would like to call your attention to two new elements in this report. First, on Page 2, is a message from Bruce
MARK H. WILLIAMSON  Crockett, the independent Chair of the Board of Trustees of the AIM Funds. We first introduced you to Mr. Crockett in the annual report on your Fund dated October 31, 2004. Mr. Crockett has been on our Funds' Board since 1992; he assumed his responsibilities as Chair in October 2004.

                       Mr. Crockett plans to keep AIM shareholders informed of
                    the work of the Board regularly via letters in the Fund reports. We certainly think this is a valuable addition to the reports. The Board is charged with looking out for the interests of shareholders, and Mr. Crockett's letter provides insight into some of the many issues the Board addresses in governing your Fund.

                       One of the most important decisions the Board makes each
                    year is whether to approve the advisory agreement your Fund has with AIM. Essentially, this agreement hires AIM to manage the assets in your Fund. A discussion of the factors the Board considered in reviewing the agreement is the second new element in the report, and we encourage you to read it. It appears on Pages 8 and 9.

                       Further information about the markets, your Fund, and
                    investing in general is always available on our widely acclaimed Web site, AIMinvestments.com. We invite you to visit it frequently.

                       We at AIM remain committed to building solutions to help
                    you meet your investment goals. We thank you for your continued participation in AIM Investments--Registered Trademark--. If you have any questions, please contact our award-winning Client Service representatives at 800-959-4246. We are happy to be of help.

                    Sincerely,

                    /S/ ROBERT H. GRAHAM         /S/ MARK H. WILLIAMSON

                    Robert H. Graham             Mark H. Williamson
                    President & Vice Chair,      President, A I M Advisors, Inc.
                    AIM Funds

                    December 15, 2005

                    AIM Investments is a registered service mark of A I M Management Group Inc. A I M Advisors, Inc. and A I M Capital Management, Inc. are the investment advisors. A I M Distributors, Inc. is the distributor for the retail funds represented by AIM Investments.

AIM GLOBAL GROWTH FUND


                    DEAR AIM FUNDS SHAREHOLDERS:

                    As independent Chair of the Board of Trustees of the AIM Funds, I'm writing to report on the work being done by your Board.
   [CROCKETT
     PHOTO]            At our most recent meeting in June 2005, your Board
                    approved voluntary fee reductions from A I M Advisors, Inc.
                    (AIM) that save shareholders approximately $20.8 million annually, based on asset levels as of March 31, 2005. The majority of these expense reductions, which took effect July 1, 2005, will be achieved by a permanent reduction to 0.25% of the Rule 12b-1 fees on Class A and Class A3 shares of those AIM Funds that previously charged these fees at a higher rate.

BRUCE L. CROCKETT      Our June meeting, which was the culmination of more than
                    two and one-half months of review and discussions, took place over a three-day period. The meeting included your Board's annual comprehensive evaluation of each fund's advisory agreement with AIM. After this evaluation, in which questions about fees, performance and operations were addressed by AIM, your Board approved all advisory agreements for the year beginning July 1, 2005. You can find information on the factors considered and conclusions reached by your Board in its evaluation of each fund's advisory agreement at AIMinvestments.com. (Go to "Products & Performance" and click on "Investment Advisory Agreement Renewals.") The advisory agreement information about your Fund is also included in this annual report on Pages 8 and
                    9. I encourage you to review it.

                       Together with monitoring fund expenses, fund performance
                    is your Board's priority. Our initial goal is to work with AIM to bring about improvement in every AIM Fund that has been underperforming its category.

                       Your Board has a well-defined process and structure for
                    monitoring all funds and identifying and assisting AIM in improving underperforming funds. Our Investments Committee--which functions along with Audit, Governance, Valuation and Compliance Committees--is the only one of these five standing committees to include all 14 independent Board members. Further, our Investments Committee is divided into three underlying subcommittees, each responsible for, among other things, reviewing the performance, fees and expenses of the funds that have been assigned to it.

                       At subcommittee meetings, held throughout the year, the
                    performance of every AIM Fund is evaluated. If a fund has underperformed its peer group for a meaningful period, we work closely with AIM to discover the causes and help develop the right responses. In some cases, AIM may determine that a change in portfolio management strategy or portfolio managers is required. In other cases, where a fund no longer seems viable, it may be merged with a similar fund, being careful to consider the needs of all shareholders affected by the decision. Following AIM's recommendation and your Board's approval, eight funds were recently merged.

                       Be assured that your Board is working closely with the
                    management of AIM to help you reach your investment goals. Should you or your advisor have questions or comments about the governance of AIM Funds, I invite you to write to me at AIM Investments, AIM Investments Tower, 11 Greenway Plaza, Suite 100, Houston, TX 77046. Your Board looks forward to keeping you informed about the governance of your funds.


                    Sincerely,

                    /S/ BRUCE L. CROCKETT

                    Bruce L. Crockett
                    Independent Chair
                    On Behalf of the Board of Trustees
                    AIM Funds

                    December 15, 2005

AIM GLOBAL GROWTH FUND




MANAGEMENT'S DISCUSSION
OF FUND PERFORMANCE

=======================================================================================   We consider selling a stock for any one of
PERFORMANCE SUMMARY                                                                       the following reasons:
                                             ==========================================
Despite higher oil prices, most world        FUND VS. INDEXES                             o a stock's price seems overvalued
equity markets posted positive returns for
the fiscal year. Given this environment,     Total returns,10/31/04-10/31/05,excluding    o a more attractive opportunity is
we are pleased to once again reward          applicable sales charges. If sales charges   presented
shareholders with double-digit Fund          were included, returns would be lower.
performance. Turn to Pages 6 and 7 for                                                    MARKET CONDITIONS AND YOUR FUND
long-term performance.                       Class A Shares                      14.17%
                                             Class B Shares                      13.39    Despite widespread concern about the
   As the table illustrates, your Fund       Class C Shares                      13.38    potential impact of rising short-term
modestly outperformed all of its benchmark   MSCI World Index                             interest rates in some countries and
indexes. We attribute our comparative        (Broad Market Index)                13.27    historically high energy prices, the
success to strong stock selection, an        MSCI World Growth Index                      majority of world markets rose during the
overweight position to European equities     (Style-specific Index)              11.68    fiscal year. For the third consecutive
and exposure to select stocks in             Lipper Global Large-Cap Growth               year, foreign markets outperformed U.S.
out-performing Latin American markets.       Fund Index (Peer Group Index)       13.93    markets, with Latin American markets (many
                                                                                          of which are exporters of materials and
                                             SOURCE: LIPPER, INC.                         oil) the top performers.
                                             ==========================================
=======================================================================================   o In Europe, markets rallied amid a low
                                                                                          interest rate environment (the European
HOW WE INVEST                                companies, rather than sector or country     Central Bank has kept rates at 2% for
                                             trends. Our goal is a well-diversified,      several years) and corporate profits
   We believe that earnings drive stock      reasonably priced, quality portfolio. We     buoyed by restructuring and cost cutting
prices and that companies generating         adhere to our investment process             measures.
substantial, repeatable, above-average       regardless of the macroeconomic
earnings growth should provide long-term     environment.                                 o In Asia, Japanese stocks climbed to
growth for companies, both in the U.S. and                                                levels not witnessed in many years as
abroad, with the following attributes:          We do not hedge currencies because we     corporate earnings continued to improve
                                             believe currency exposure increases the      and Prime Minister Junichiro Koizumi's
o accelerating earnings and revenues         diversification benefit of international     dramatic election victory resonated well
                                             investing.                                   with investors.
o strong cash flow generation (dividends,
share buybacks)                                 We seek to minimize stock-specific risk   o In the United States, equity markets
                                             by building a portfolio that holds a         also posted positive returns for the
o high return on invested capital            variety of companies.                        fiscal year but gains were muted compared
                                                                                          to overseas markets. There was wide
o reasonable prices with low valuations         We believe disciplined sell decisions     variance in U.S. corporate profits during
                                             are a key determinant of successful          the year.
We use a systematic, stock-by-stock          investing.
approach, focusing on strengths of                                                           During the fiscal year, our largest
individual                                                                                regional allocation was to European
                                                                                          stocks. We continued

                                                                                                                         (continued)

==========================================   ==========================================   ==========================================

PORTFOLIO COMPOSITION                        TOP 5 COUNTRIES*                             TOP 10 EQUITY HOLDINGS*
By sector
                                             1. United States                     28.3%    1. Eni S.p.A. (Italy)                2.1%
               [PIE CHART]                   2. France                            12.9     2. Total S.A. (France)               2.0
                                             3. Switzerland                        9.0     3. Imperial Tobacco Group PLC
Financials                           21.0%   4. United Kingdom                     7.9        (United Kingdom)                  2.0
Health Care                          14.8%   5. Japan                              7.2     4. Vinci S.A. (France)               2.0
Consumer Discretionary               13.7%                                                 5. BNP Paribas S.A. (France)         1.8
Information Technology               12.7%   TOTAL NET ASSETS           $413.1 MILLION     6. Johnson & Johnson                 1.8
Consumer Staples                     10.7%                                                 7. Syngenta A.G. (Switzerland)       1.8
Energy                                8.5%   TOTAL NUMBER OF HOLDINGS*             116     8. Roche Holding A.G. (Switzerland)  1.7
Industrials                           7.2%                                                 9. Anglo Irish Bank Corp. PLC
Materials                             5.5%                                                    (Ireland)                         1.6
Telecommunications Services           3.2%                                                10. UBS A.G. (Switzerland)            1.6
Money Market Funds and
Other Assets Less Liabilities         2.2%
Utilities                             0.5%

The Fund's holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.

*Excluding money market fund holdings.
==========================================   ==========================================   ==========================================

AIM GLOBAL GROWTH FUND

to significantly overweight the region       since 2000. The company emphasized market                        KIRK L. ANDERSON,
compared to our style-specific benchmark     share over profitability in its consumer        [ANDERSON        portfolio manager, is
as we believed European stocks, in           pricing strategy and subsequently missed          PHOTO]         lead manager of AIM
general, offered more attractive             its revenue estimates. While the shortfall                       Global Growth Fund
valuations than their U.S. counterparts.     was slight, the impact on the stock was                          with respect to the
Valuation measures including price/          deep. While, this has shaken our             domestic portion of the Fund's portfolio.
earnings, price/book and price/cash flow     confidence in Dell's management, we still    He joined AIM in 1994. Mr. Anderson earned
were lower for European stocks (MSCI         believe in Dell's long-term prospects.       a B.A. in political science from Texas A&M
Europe Index) than U.S. stocks (S&P 500      Accordingly, we reduced our position to      University. He also received an M.S. in
Index) as of the close of the fiscal year.   reflect our reduced expectations.            finance from the University of Houston.

   Although European stocks contributed         Foreign currency exchange also proved a                       MATTHEW W. DENNIS,
the most to Fund performance during the      drag on Fund performance. During the              [DENNIS        Chartered Financial
fiscal year, all regions posted              fiscal year, the U.S. dollar strengthened          PHOTO]        Analyst, portfolio
double-digit gains. While not a large        against many foreign currencies, most                            manager, is lead
weighting in the portfolio, Latin American   notably against European currencies and                          manager of AIM Global
holdings had some of the strongest           the Japanese yen. Given our large            Growth Fund with respect to the Fund's
returns. Mexico's WAL-MART DE MEXICO S.A.    allocation to foreign holdings, foreign      investments in Europe and Canada. He has
DE C.V. (Wal-Mex) has been able to pioneer   currency depreciation had a negative         been in the investment business since
a centralized distribution system in         impact on Fund returns.                      1994. Mr. Dennis received a B.A. in
Mexico by leveraging off its parent                                                       economics from The University of Texas at
company's name (Wal-Mart) and know-how. A    IN CLOSING                                   Austin. He also earned an M.S. in finance
market leader in the                                                                      from Texas A&M University.
supermarket/hypermarket area, Wal-Mex        The performance of global markets over the
continues to gain market share from its      last several years underscores the                               BARRETT K. SIDES,
less efficient competitors.                  investment opportunities beyond U.S.               [SIDES        senior portfolio
                                             borders. We believe our bottom-up                  PHOTO]        manager, is lead
   On a world-wide basis, energy was the     investment process allows us to build a                          manager of AIM Global
top performing sector. As oil prices         strong portfolio based on world class                            Growth Fund with
approached $70 per barrel, energy            companies from around the world. Given our   respect to the Fund's investments in Asia
companies benefited from rising commodity    global reach, we believe we can provide      Pacific and Latin America. He joined AIM
prices. Our energy exposure is diversified   investors diversification opportunities by   in 1990. Mr. Sides graduated with a B.S.
worldwide including TOTAL S.A. (France),     including both U.S. and international        in economics from Bucknell University. He
ENI S.P.A. (Italy), SUNCOR ENERGY (Canada)   equities in our portfolio. We are pleased    also received a master's in international
and VALERO ENERGY CORP. (U.S.). We find      to once again provide shareholders with      business from the University of St.
these companies attractive as they have      positive Fund returns for the fiscal year    Thomas.
strong earnings growth and underlying        and thank you for your continued
return on capital coupled with attractive    participation in AIM Global Growth Fund.                         SHUXIN CAO, Chartered
valuations characteristics which we                                                              [CAO         Financial Analyst,
believe can lead to strong long-term         THE VIEWS AND OPINIONS EXPRESSED IN                PHOTO]        portfolio manager, is
performance.                                 MANAGEMENT'S DISCUSSION OF FUND                                  manager of AIM Global
                                             PERFORMANCE ARE THOSE OF A I M ADVISORS,                         Growth Fund. He joined
   Our largest sector exposure was in        INC. THESE VIEWS AND OPINIONS ARE SUBJECT    AIM in 1997. Mr. Cao graduated from
financials. We continue to find attractive   TO CHANGE AT ANY TIME BASED ON FACTORS       Tianjin Foreign Language Institute with a
opportunities here particularly in           SUCH AS MARKET AND ECONOMIC CONDITIONS.      B.A. in English. He also received an
European banks. Two holdings that continue   THESE VIEWS AND OPINIONS MAY NOT BE RELIED   M.B.A. from Texas A&M University and is a
to perform well for the Fund include         UPON AS INVESTMENT ADVICE OR                 Certified Public Accountant. He left the
long-time holding ANGLO IRISH BANK and BNP   RECOMMENDATIONS, OR AS AN OFFER FOR A        management team after the close of the
PARIBAS, a French bank specializing in       PARTICULAR SECURITY. THE INFORMATION IS      fiscal year.
corporate, retail and investment banking.    NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF
Our overweight position in financials        ANY MARKET, COUNTRY, INDUSTRY, SECURITY OR                       CLAS G. OLSSON, senior
proved beneficial to Fund performance,       THE FUND. STATEMENTS OF FACT ARE FROM              [OLSSON       portfolio manager and
however our sector return slightly lagged    SOURCES CONSIDERED RELIABLE, BUT A I M              PHOTO]       head of AIM's
our benchmark as we did not own select       ADVISORS, INC. MAKES NO REPRESENTATION OR                        International
Japanese banks that performed well during    WARRANTY AS TO THEIR COMPLETENESS OR                             Investment Management
the fiscal year.                             ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE    Unit, is manager of AIM Global Growth
                                             IS NO GUARANTEE OF FUTURE RESULTS, THESE     Fund. Mr. Olsson joined AIM in 1994. Mr.
   Given the Fund's strong performance, we   INSIGHTS MAY HELP YOU UNDERSTAND OUR         Olsson became a commissioned naval officer
have few detractors to report. Information   INVESTMENT MANAGEMENT PHILOSOPHY.            at the Royal Swedish Naval Academy in
technology was the only Fund sector to                                                    1988. He also received a B.B.A. from The
post a negative return, albeit very          See important Fund and index disclosures     University of Texas at Austin.
slight. During the fiscal year, DELL INC.,   inside front cover.
a well-known U.S. computer company, had                                                   Assisted by Asia Pacific/Latin America
its first misstep                                                                         Team, Europe/Canada Team and Large
                                                                                          Multi-Cap Growth Team

                                                                                                     [RIGHT ARROW GRAPHIC]

                                                                                          FOR A PRESENTATION OF YOUR FUND'S
                                                                                          LONG-TERM PERFORMANCE,PLEASE SEE PAGES 6
                                                                                          AND 7.

AIM GLOBAL GROWTH FUND


CALCULATING YOUR ONGOING FUND EXPENSES

EXAMPLE                                      to estimate the expenses that you paid          The hypothetical account values and
                                             over the period. Simply divide your          expenses may not be used to estimate the
As a shareholder of the Fund, you incur      account value by $1,000 (for example, an     actual ending account balance or expenses
two types of costs: (1) transaction costs,   $8,600 account value divided by $1,000 =     you paid for the period. You may use this
which may include sales charges (loads) on   8.6), then multiply the result by the        information to compare the ongoing costs
purchase payments; contingent deferred       number in the table under the heading        of investing in the Fund and other funds.
sales charges on redemptions; and            entitled "Actual Expenses Paid During        To do so, compare this 5% hypothetical
redemption fees, if any; and (2) ongoing     Period" to estimate the expenses you paid    example with the 5% hypothetical examples
costs, including management fees;            on your account during this period.          that appear in the shareholder reports of
distribution and/or service fees (12b-1);                                                 the other funds.
and other Fund expenses. This example is     HYPOTHETICAL EXAMPLE FOR COMPARISON
intended to help you understand your         PURPOSES                                        Please note that the expenses shown in
ongoing costs (in dollars) of investing in                                                the table are meant to highlight your
the Fund and to compare these costs with     The table below also provides information    ongoing costs only and do not reflect any
ongoing costs of investing in other mutual   about hypothetical account values and        transactional costs, such as sales charges
funds. The example is based on an            hypothetical expenses based on the Fund's    (loads) on purchase payments, contingent
investment of $1,000 invested at the         actual expense ratio and an assumed rate     deferred sales charges on redemptions, and
beginning of the period and held for the     of return of 5% per year before expenses,    redemption fees, if any. Therefore, the
entire period May 1, 2005, through October   which is not the Fund's actual return. The   hypothetical information is useful in
31, 2005.                                    Fund's actual cumulative total returns at    comparing ongoing costs only, and will not
                                             net asset value after expenses for the six   help you determine the relative total
ACTUAL EXPENSES                              months ended October 31, 2005, appear in     costs of owning different funds. In
                                             the table "Cumulative Total Returns" on      addition, if these transactional costs
The table below provides information about   Page 7.                                      were included, your costs would have been
actual account values and actual expenses.                                                higher.
You may use the information in this table,
together with the amount you invested,

====================================================================================================================================

                                                                                   HYPOTHETICAL
                                                   ACTUAL                (5% ANNUAL RETURN BEFORE EXPENSES)

                  BEGINNING              ENDING             EXPENSES         ENDING             EXPENSES         ANNUALIZED
SHARE            ACCOUNT VALUE        ACCOUNT VALUE        PAID DURING    ACCOUNT VALUE        PAID DURING        EXPENSE
CLASS             (5/01/05)           (10/31/05)(1)         PERIOD(2,3)     (10/31/05)         PERIOD(2,4)         RATIO
  A               $1,000.00            $1,085.00              $9.03         $1,016.54             $8.74             1.72%
  B                1,000.00             1,081.10              12.77          1,012.93             12.35             2.44
  C                1,000.00             1,081.00              12.78          1,012.93             12.36             2.44

(1) The actual ending account value is based on the actual total return of the Fund for the period May 1, 2005, through October 31,
    2005, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund's expense ratio and a hypothetical annual return of 5% before expenses. The Fund's actual cumulative total returns at net asset value after expenses for the six months ended October 31, 2005, appear in the table "Cumulative Total Returns" on Page 7.

(2) Expenses are equal to the Fund's annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half year. Effective on July 1, 2005, the distributor contractually agreed to reduce rule 12b-1 plan fees for Class A shares to 0.25%. The annualized expense ratio restated as if this agreement had been in effect throughout the entire most recent fiscal half year is 1.69% for Class A shares.

(3) The actual expenses paid restated as if the change discussed above had been in effect throughout the entire most recent fiscal half year are $8.86 for Class A shares.

(4) The hypothetical expenses paid restated as if the change discussed above had been in effect throughout the entire most recent fiscal half year are $8.57 for Class A shares.

====================================================================================================================================

                                             [ARROW
                                             BUTTON   For More Information Visit
                                             IMAGE]       AIMinvestments.com

AIM GLOBAL GROWTH FUND


YOUR FUND'S LONG-TERM PERFORMANCE


RESULTS OF A $10,000 INVESTMENT

FUND DATA FROM 9/15/94, INDEX DATA FROM 8/31/94

                                                   [MOUNTAIN CHART]
====================================================================================================================

DATE        AIM GLOBAL GROWTH FUND-          AIM GLOBAL GROWTH FUND-            MSCI WORLD                MSCI WORLD
                CLASS A SHARES                  CLASS B SHARES                 GROWTH INDEX                  INDEX

8/31/94            $9525                             $10000                     $10000                     $10000
   9/94             9363                               9830                       9770                       9735
  10/94             9744                              10220                      10004                      10010
  11/94             9335                               9790                       9605                       9573
  12/94             9300                               9750                       9749                       9664
   1/95             9062                               9490                       9600                       9516
   2/95             9406                               9849                       9747                       9653
   3/95             9787                              10239                      10222                      10116
   4/95            10092                              10549                      10601                      10466
   5/95            10369                              10840                      10685                      10553
   6/95            10835                              11330                      10698                      10548
   7/95            11578                              12109                      11222                      11073
   8/95            11474                              11989                      10906                      10824
   9/95            11751                              12270                      11288                      11137
  10/95            11741                              12260                      11165                      10959
  11/95            11970                              12490                      11520                      11337
  12/95            12101                              12616                      11782                      11666
   1/96            12314                              12840                      11991                      11875
   2/96            12576                              13104                      12077                      11945
   3/96            12799                              13339                      12253                      12141
   4/96            13245                              13796                      12508                      12424
   5/96            13497                              14050                      12581                      12432
   6/96            13536                              14081                      12667                      12493
   7/96            12847                              13359                      12195                      12049
   8/96            13197                              13715                      12296                      12185
   9/96            13720                              14254                      12856                      12659
  10/96            13768                              14296                      12894                      12745
  11/96            14467                              15018                      13547                      13457
  12/96            14506                              15048                      13281                      13239
   1/97            14797                              15343                      13466                      13396
   2/97            14807                              15343                      13615                      13547
   3/97            14439                              14967                      13296                      13277
   4/97            14632                              15149                      13906                      13708
   5/97            15582                              16127                      14717                      14552
   6/97            16319                              16880                      15528                      15275
   7/97            17327                              17918                      16245                      15976
   8/97            16222                              16767                      15036                      14905
   9/97            17424                              18008                      15901                      15712
  10/97            16143                              16676                      14884                      14883
  11/97            16327                              16859                      15261                      15144
  12/97            16513                              17044                      15400                      15326
   1/98            16712                              17232                      16002                      15750
   2/98            17975                              18538                      17131                      16813
   3/98            18921                              19498                      17722                      17520
   4/98            19180                              19760                      17824                      17689
   5/98            19090                              19655                      17624                      17465
   6/98            19437                              19999                      18377                      17876
   7/98            19686                              20249                      18345                      17845
   8/98            16772                              17242                      16195                      15463
   9/98            17031                              17502                      16556                      15734
  10/98            17826                              18306                      17994                      17153
  11/98            18842                              19340                      19152                      18171
  12/98            20161                              20682                      20549                      19055
   1/99            20969                              21509                      21271                      19470
   2/99            20162                              20673                      20423                      18949
   3/99            20827                              21338                      21175                      19735
   4/99            21073                              21575                      21137                      20511
   5/99            20338                              20814                      20398                      19758
   6/99            21709                              22210                      21649                      20677
   7/99            21761                              22252                      21407                      20612
   8/99            21791                              22275                      21668                      20573
   9/99            22231                              22716                      21702                      20371
  10/99            23970                              24476                      23121                      21427
  11/99            26424                              26968                      24474                      22027
  12/99            30692                              31310                      27274                      23807
   1/00            29077                              29657                      25562                      22441
   2/00            32026                              32646                      26448                      22499
   3/00            31875                              32476                      28022                      24051
   4/00            29357                              29894                      26140                      23031
   5/00            27355                              27847                      24588                      22445
   6/00            29508                              30019                      26089                      23198
   7/00            28626                              29100                      24775                      22543
   8/00            31059                              31568                      25652                      23273
   9/00            28767                              29225                      23378                      22033
  10/00            26721                              27142                      22395                      21661
  11/00            22793                              23135                      20666                      20343
  12/00            23894                              24237                      20275                      20670
   1/01            23603                              23931                      20887                      21068
   2/01            19614                              19882                      18221                      19285
   3/01            17705                              17944                      16745                      18015
   4/01            19032                              19282                      18095                      19343
   5/01            18837                              19078                      17730                      19091
   6/01            18461                              18692                      17110                      18490
   7/01            17986                              18193                      16856                      18243
   8/01            17177                              17366                      15816                      17365
   9/01            15183                              15358                      14501                      15832
  10/01            15722                              15880                      15118                      16134
  11/01            16509                              16674                      16266                      17086
  12/01            16714                              16868                      16345                      17192
   1/02            16239                              16380                      15811                      16670
   2/02            16056                              16198                      15853                      16523
   3/02            16833                              16970                      16244                      17284
   4/02            16510                              16628                      15548                      16664
   5/02            16348                              16470                      15464                      16692
   6/02            15691                              15802                      14570                      15677
   7/02            14246                              14339                      13542                      14354
   8/02            14181                              14271                      13538                      14378
   9/02            12909                              12978                      12194                      12795
  10/02            13653                              13727                      13142                      13738
  11/02            13912                              13977                      13619                      14477
  12/02            13395                              13455                      13093                      13773
   1/03            12996                              13046                      12620                      13354
   2/03            12877                              12921                      12484                      13120
   3/03            12888                              12921                      12591                      13077
   4/03            13631                              13669                      13489                      14235
   5/03            14419                              14453                      14044                      15046
   6/03            14657                              14691                      14241                      15304
   7/03            14818                              14838                      14516                      15613
   8/03            15045                              15065                      14807                      15949
   9/03            15153                              15167                      14891                      16045
  10/03            16081                              16087                      15777                      16995
  11/03            16372                              16370                      16000                      17252
  12/03            16997                              16982                      16769                      18333
   1/04            17256                              17243                      17112                      18627
   2/04            17525                              17504                      17320                      18939
   3/04            17525                              17493                      17146                      18814
   4/04            17265                              17220                      16804                      18428
   5/04            17481                              17436                      16970                      18582
   6/04            17784                              17730                      17200                      18978
   7/04            16985                              16925                      16376                      18358
   8/04            16975                              16903                      16324                      18439
   9/04            17547                              17471                      16652                      18788
  10/04            17968                              17880                      17060                      19248
  11/04            19014                              18924                      17922                      20259
  12/04            19651                              19549                      18597                      21032
   1/05            19230                              19117                      18096                      20558
   2/05            19921                              19786                      18557                      21210
   3/05            19500                              19366                      18202                      20800
   4/05            18908                              18754                      17802                      20345
   5/05            19187                              19026                      18264                      20706
   6/05            19587                              19413                      18349                      20885
   7/05            20384                              20195                      19110                      21615
   8/05            20620                              20411                      19280                      21778
   9/05            20977                              20752                      19706                      22344
  10/05           $20498                             $20619                     $19287                     $21801

====================================================================================================================
                                                                                                 SOURCE: LIPPER,INC.

The data shown in the chart include             This chart, which is a logarithmic chart,
reinvested distributions, applicable sales   presents the fluctuations in the value of
charges, Fund expenses and management        the Fund and its indexes. We believe that
fees. Results for Class B shares are         a logarithmic chart is more effective than
calculated as if a hypothetical              other types of charts in illustrating
shareholder had liquidated his entire        changes in value during the early years
investment in the Fund at the close of the   shown in the chart. The vertical axis, the
reporting period and paid the applicable     one that indicates the dollar value of an
contingent deferred sales charges. Index     investment, is constructed with each
results include reinvested dividends, but    segment representing a percent change in
they do not reflect sales charges.           the value of the investment. In this
Performance of an index of funds reflects    chart, each segment represents a doubling,
fund expenses and management fees;           or 100% change, in the value of the
performance of a market index does not.      investment. In other words, the space
Performance shown in the chart and           between $5,000 and $10,000 is the same
table(s) does not reflect deduction of       size as the space between $10,000 and
taxes a shareholder would pay on Fund        $20,000, is the same space between $20,000
distributions or sale of Fund shares.        and $40,000.
Performance of the indexes does not
reflect the effects of taxes.

AIM GLOBAL GROWTH FUND


==========================================   ==========================================   ==========================================

AVERAGE ANNUAL TOTAL RETURNS                 AVERAGE ANNUAL TOTAL RETURNS                 CUMULATIVE TOTAL RETURNS

As of 10/31/05, including applicable sales   As of 9/30/05, most recent calendar          6 months ended 10/31/05, excluding
charges                                      quarter-end, including applicable sales      applicable sales charges
                                             charges
CLASS A SHARES                                                                            Class A Shares                       8.50%
Inception (9/15/94)                  6.66%   CLASS A SHARES                               Class B Shares                       8.11
10 Years                             5.22    Inception (9/15/94)                  6.93%   Class C Shares                       8.10
 5 Years                            -6.07    10 Years                             5.45
 1 Year                              8.75     5 Years                            -7.03    ==========================================
                                              1 Year                             13.88
CLASS B SHARES
Inception (9/15/94)                  6.72%   CLASS B SHARES
10 Years                             5.28    Inception (9/15/94)                  6.99%
 5 Years                            -6.05    10 Years                             5.52
 1 Year                              8.39     5 Years                            -7.00
                                              1 Year                             13.77
CLASS C SHARES
Inception (8/4/97)                   1.67%   CLASS C SHARES
 5 Years                            -5.66    Inception (8/4/97)                   1.98%
 1 Year                             12.38     5 Years                            -6.62
                                              1 Year                             17.75
==========================================   ==========================================

THE PERFORMANCE DATA QUOTED REPRESENT PAST   WILL FLUCTUATE SO THAT YOU MAY HAVE A GAIN   CDSC ON CLASS C SHARES IS 1% FOR THE FIRST
PERFORMANCE AND CANNOT GUARANTEE             OR LOSS WHEN YOU SELL SHARES.                YEAR AFTER PURCHASE.
COMPARABLE FUTURE RESULTS; CURRENT
PERFORMANCE MAY BE LOWER OR HIGHER. PLEASE      CLASS A SHARE PERFORMANCE REFLECTS THE       THE PERFORMANCE OF THE FUND'S SHARE
VISIT AIMINVESTMENTS.COM FOR THE MOST        MAXIMUM 4.75% SALES CHARGE, AND CLASS B      CLASSES WILL DIFFER DUE TO DIFFERENT SALES
RECENT MONTH-END PERFORMANCE. PERFORMANCE    AND CLASS C SHARE PERFORMANCE REFLECTS THE   CHARGE STRUCTURES AND CLASS EXPENSES.
FIGURES REFLECT REINVESTED DISTRIBUTIONS,    APPLICABLE CONTINGENT DEFERRED SALES
CHANGES IN NET ASSET VALUE AND THE EFFECT    CHARGE (CDSC) FOR THE PERIOD INVOLVED. THE      A REDEMPTION FEE OF 2% WILL BE IMPOSED
OF THE MAXIMUM SALES CHARGE UNLESS           CDSC ON CLASS B SHARES DECLINES FROM 5%      ON CERTAIN REDEMPTIONS OR EXCHANGES OUT OF
OTHERWISE STATED. INVESTMENT RETURN AND      BEGINNING AT THE TIME OF PURCHASE TO 0% AT   THE FUND WITHIN 30 DAYS OF PURCHASE.
PRINCIPAL VALUE                              THE BEGINNING OF THE SEVENTH YEAR. THE       EXCEPTIONS TO THE REDEMPTION FEE ARE
                                                                                          LISTED IN THE FUND'S PROSPECTUS.

AIM GLOBAL GROWTH FUND


APPROVAL OF INVESTMENT ADVISORY AGREEMENT AND
SUMMARY OF INDEPENDENT WRITTEN FEE EVALUATION

The Board of Trustees of AIM International   o The quality of services to be provided     o Fees relative to those of comparable
Mutual Funds (the "Board") oversees the      by AIM. The Board reviewed the credentials   funds with other advisors. The Board
management of AIM Global Growth Fund (the    and experience of the officers and           reviewed the advisory fee rate for the
"Fund") and, as required by law,             employees of AIM who will provide            Fund under the Advisory Agreement. The
determines annually whether to approve the   investment advisory services to the Fund.    Board compared effective contractual
continuance of the Fund's advisory           In reviewing the qualifications of AIM to    advisory fee rates at a common asset level
agreement with A I M Advisors, Inc.          provide investment advisory services, the    and noted that the Fund's rate was below
("AIM"). Based upon the recommendation of    Board reviewed the qualifications of AIM's   the median rate of the funds advised by
the Investments Committee of the Board,      investment personnel and considered such     other advisors with investment strategies
which is comprised solely of independent     issues as AIM's portfolio and product        comparable to those of the Fund that the
trustees, at a meeting held on June 30,      review process, various back office          Board reviewed. The Board noted that AIM
2005, the Board, including all of the        support functions provided by AIM and        has agreed to waive advisory fees of the
independent trustees, approved the           AIM's equity and fixed income trading        Fund, as discussed below. Based on this
continuance of the advisory agreement (the   operations. Based on the review of these     review, the Board concluded that the
"Advisory Agreement") between the Fund and   and other factors, the Board concluded       advisory fee rate for the Fund under the
AIM for another year, effective July 1,      that the quality of services to be           Advisory Agreement was fair and
2005.                                        provided by AIM was appropriate and that     reasonable.
                                             AIM currently is providing satisfactory
   The Board considered the factors          services in accordance with the terms of     o Expense limitations and fee waivers. The
discussed below in evaluating the fairness   the Advisory Agreement.                      Board noted that AIM has contractually
and reasonableness of the Advisory                                                        agreed to waive advisory fees of the Fund
Agreement at the meeting on June 30, 2005    o The performance of the Fund relative to    through December 31, 2009 to the extent
and as part of the Board's ongoing           comparable funds. The Board reviewed the     necessary so that the advisory fees
oversight of the Fund. In their              performance of the Fund during the past      payable by the Fund do not exceed a
deliberations, the Board and the             one, three and five calendar years against   specified maximum advisory fee rate, which
independent trustees did not identify any    the performance of funds advised by other    maximum rate includes breakpoints and is
particular factor that was controlling,      advisors with investment strategies          based on net asset levels. The Board
and each trustee attributed different        comparable to those of the Fund. The Board   considered the contractual nature of this
weights to the various factors.              noted that the Fund's performance for the    fee waiver and noted that it remains in
                                             one and three year periods was above the     effect until December 31, 2009. The Board
   One of the responsibilities of the        median performance of such comparable        considered the effect this fee waiver
Senior Officer of the Fund, who is           funds and below such median performance      would have on the Fund's estimated
independent of AIM and AIM's affiliates,     for the five year period. Based on this      expenses and concluded that the levels of
is to manage the process by which the        review, the Board concluded that no          fee waivers/expense limitations for the
Fund's proposed management fees are          changes should be made to the Fund and       Fund were fair and reasonable.
negotiated to ensure that they are           that it was not necessary to change the
negotiated in a manner which is at arm's     Fund's portfolio management team at this     o Breakpoints and economies of scale. The
length and reasonable. To that end, the      time.                                        Board reviewed the structure of the Fund's
Senior Officer must either supervise a                                                    advisory fee under the Advisory Agreement,
competitive bidding process or prepare an    o The performance of the Fund relative to    noting that it includes one breakpoint.
independent written evaluation. The Senior   indices. The Board reviewed the              The Board reviewed the level of the Fund's
Officer has recommended an independent       performance of the Fund during the past      advisory fees, and noted that such fees,
written evaluation in lieu of a              one, three and five calendar years against   as a percentage of the Fund's net assets,
competitive bidding process and, upon the    the performance of the Lipper Global         would decrease as net assets increase
direction of the Board, has prepared such    Large-Cap Growth Index. The Board noted      because the Advisory Agreement includes a
an independent written evaluation. Such      that the Fund's performance for the one      breakpoint. The Board noted that, due to
written evaluation also considered certain   and three year periods was above the         the Fund's current asset levels and the
of the factors discussed below. In           performance of such Index and below such     way in which the advisory fee breakpoints
addition, as discussed below, the Senior     Index for the five year period. Based on     have been structured, the Fund has yet to
Officer made certain recommendations to      this review, the Board concluded that no     benefit from the breakpoint. The Board
the Board in connection with such written    changes should be made to the Fund and       noted that AIM has contractually agreed to
evaluation.                                  that it was not necessary to change the      waive advisory fees of the Fund through
                                             Fund's portfolio management team at this     December 31, 2009 to the extent necessary
   The discussion below serves as a          time.                                        so that the advisory fees payable by the
summary of the Senior Officer's                                                           Fund do not exceed a specified maximum
independent written evaluation and           o Meeting with the Fund's portfolio          advisory fee rate, which maximum rate
recommendations to the Board in connection   managers and investment personnel. With      includes breakpoints and is based on net
therewith, as well as a discussion of the    respect to the Fund, the Board is meeting    asset levels. The Board concluded that the
material factors and the conclusions with    periodically with such Fund's portfolio      Fund's fee levels under the Advisory
respect thereto that formed the basis for    managers and/or other investment personnel   Agreement therefore would reflect
the Board's approval of the Advisory         and believes that such individuals are       economies of scale at higher asset levels
Agreement. After consideration of all of     competent and able to continue to carry      and that it was not necessary to change
the factors below and based on its           out their responsibilities under the         the advisory fee breakpoints in the Fund's
informed business judgment, the Board        Advisory Agreement.                          advisory fee schedule.
determined that the Advisory Agreement is
in the best interests of the Fund and its    o Overall performance of AIM. The Board      o Investments in affiliated money market
shareholders and that the compensation to    considered the overall performance of AIM    funds. The Board also took into account
AIM under the Advisory Agreement is fair     in providing investment advisory and         the fact that uninvested cash and cash
and reasonable and would have been           portfolio administrative services to the     collateral from securities lending
obtained through arm's length                Fund and concluded that such performance     arrangements (collectively, "cash
negotiations.                                was satisfactory.                            balances") of the Fund may be invested in
                                                                                          money market funds advised by AIM pursuant
o The nature and extent of the advisory      o Fees relative to those of clients of AIM   to the terms of an SEC exemptive order.
services to be provided by AIM. The Board    with comparable investment strategies. The   The Board found that the Fund may realize
reviewed the services to be provided by      Board noted that AIM does not serve as an    certain benefits upon investing cash
AIM under the Advisory Agreement. Based on   advisor to other mutual funds or other       balances in AIM advised money market
such review, the Board concluded that the    clients with investment strategies           funds, including a higher net
range of services to be provided by AIM      comparable to those of the Fund.
under the Advisory Agreement was
appropriate and that AIM currently is
providing services in accordance with the
terms of the Advisory Agreement.

AIM GLOBAL GROWTH FUND

return, increased liquidity, increased       o AIM's financial soundness in light of
diversification or decreased transaction     the Fund's needs. The Board considered
costs. The Board also found that the Fund    whether AIM is financially sound and has
will not receive reduced services if it      the resources necessary to perform its
invests its cash balances in such money      obligations under the Advisory Agreement,
market funds. The Board noted that, to the   and concluded that AIM has the financial
extent the Fund invests in affiliated        resources necessary to fulfill its
money market funds, AIM has voluntarily      obligations under the Advisory Agreement.
agreed to waive a portion of the advisory
fees it receives from the Fund               o Historical relationship between the Fund
attributable to such investment. The Board   and AIM. In determining whether to
further determined that the proposed         continue the Advisory Agreement for the
securities lending program and related       Fund, the Board also considered the prior
procedures with respect to the lending       relationship between AIM and the Fund, as
Fund is in the best interests of the         well as the Board's knowledge of AIM's
lending Fund and its respective              operations, and concluded that it was
shareholders. The Board therefore            beneficial to maintain the current
concluded that the investment of cash        relationship, in part, because of such
collateral received in connection with the   knowledge. The Board also reviewed the
securities lending program in the money      general nature of the non-investment
market funds according to the procedures     advisory services currently performed by
is in the best interests of the lending      AIM and its affiliates, such as
Fund and its respective shareholders.        administrative, transfer agency and
                                             distribution services, and the fees
o Independent written evaluation and         received by AIM and its affiliates for
recommendations of the Fund's Senior         performing such services. In addition to
Officer. The Board noted that, upon their    reviewing such services, the trustees also
direction, the Senior Officer of the Fund,   considered the organizational structure
who is independent of AIM and AIM's          employed by AIM and its affiliates to
affiliates, had prepared an independent      provide those services. Based on the
written evaluation in order to assist the    review of these and other factors, the
Board in determining the reasonableness of   Board concluded that AIM and its
the proposed management fees of the AIM      affiliates were qualified to continue to
Funds, including the Fund. The Board noted   provide non-investment advisory services
that the Senior Officer's written            to the Fund, including administrative,
evaluation had been relied upon by the       transfer agency and distribution services,
Board in this regard in lieu of a            and that AIM and its affiliates currently
competitive bidding process. In              are providing satisfactory non-investment
determining whether to continue the          advisory services.
Advisory Agreement for the Fund, the Board
considered the Senior Officer's written      o Other factors and current trends. In
evaluation and the recommendation made by    determining whether to continue the
the Senior Officer to the Board that the     Advisory Agreement for the Fund, the Board
Board consider implementing a process to     considered the fact that AIM, along with
assist them in more closely monitoring the   others in the mutual fund industry, is
performance of the AIM Funds. The Board      subject to regulatory inquiries and
concluded that it would be advisable to      litigation related to a wide range of
implement such a process as soon as          issues. The Board also considered the
reasonably practicable.                      governance and compliance reforms being
                                             undertaken by AIM and its affiliates,
o Profitability of AIM and its affiliates.   including maintaining an internal controls
The Board reviewed information concerning    committee and retaining an independent
the profitability of AIM's (and its          compliance consultant, and the fact that
affiliates') investment advisory and other   AIM has undertaken to cause the Fund to
activities and its financial condition.      operate in accordance with certain
The Board considered the overall             governance policies and practices. The
profitability of AIM, as well as the         Board concluded that these actions
profitability of AIM in connection with      indicated a good faith effort on the part
managing the Fund. The Board noted that      of AIM to adhere to the highest ethical
AIM's operations remain profitable,          standards, and determined that the current
although increased expenses in recent        regulatory and litigation environment to
years have reduced AIM's profitability.      which AIM is subject should not prevent
Based on the review of the profitability     the Board from continuing the Advisory
of AIM's and its affiliates' investment      Agreement for the Fund.
advisory and other activities and its
financial condition, the Board concluded
that the compensation to be paid by the
Fund to AIM under its Advisory Agreement
was not excessive.

o Benefits of soft dollars to AIM. The
Board considered the benefits realized by AIM as a result of brokerage transactions executed through "soft dollar" arrangements. Under these arrangements, brokerage commissions paid by the Fund and/or other funds advised by AIM are used to pay for research and execution services. This research is used by AIM in making investment decisions for the Fund.
The Board concluded that such arrangements were appropriate.

FINANCIALS

SCHEDULE OF INVESTMENTS

October 31, 2005

                                                 SHARES        VALUE
------------------------------------------------------------------------
FOREIGN STOCKS & OTHER EQUITY
  INTERESTS-69.57%

AUSTRALIA-1.65%

BHP Billiton Ltd. (Diversified Metals &
  Mining)(a)                                      246,900   $  3,831,509
------------------------------------------------------------------------
QBE Insurance Group Ltd. (Property & Casualty
  Insurance)(a)(b)                                224,300      2,995,966
========================================================================
                                                               6,827,475
========================================================================

BELGIUM-2.11%

InBev N.V. (Brewers)                              118,900      4,753,223
------------------------------------------------------------------------
KBC Group N.V. (Diversified Banks)(a)(b)           48,450      3,947,772
========================================================================
                                                               8,700,995
========================================================================

BRAZIL-0.90%

Companhia de Bebidas das Americas-Pfd.-ADR
  (Brewers)(b)                                    105,300      3,738,150
========================================================================

CANADA-2.87%

Manulife Financial Corp. (Life & Health
  Insurance)(b)                                   101,100      5,261,942
------------------------------------------------------------------------
Power Corp. of Canada (Other Diversified
  Financial Services)                             110,000      2,722,408
------------------------------------------------------------------------
Suncor Energy, Inc. (Integrated Oil & Gas)         72,300      3,868,896
========================================================================
                                                              11,853,246
========================================================================

FRANCE-12.90%

Axa (Multi-Line Insurance)(a)(b)                  115,800      3,354,307
------------------------------------------------------------------------
BNP Paribas S.A. (Diversified Banks)(a)(b)        100,630      7,630,824
------------------------------------------------------------------------
Bouygues S.A. (Wireless Telecommunication
  Services)(b)                                     93,600      4,619,205
------------------------------------------------------------------------
Pernod Ricard S.A. (Distillers & Vintners)(b)      21,870      3,824,851
------------------------------------------------------------------------
Sanofi-Aventis (Pharmaceuticals)(a)(b)             53,600      4,292,612
------------------------------------------------------------------------
Societe Generale (Diversified Banks)(a)(b)         47,370      5,409,461
------------------------------------------------------------------------
Total S.A. (Integrated Oil & Gas)(a)(b)            32,659      8,225,593
------------------------------------------------------------------------
Veolia Environnement (Multi-Utilities)(a)(b)       53,400      2,226,876
------------------------------------------------------------------------
Vinci S.A. (Construction & Engineering)(b)        104,260      8,148,465
------------------------------------------------------------------------
Vivendi Universal S.A. (Movies &
  Entertainment)(a)(b)                            176,400      5,544,032
========================================================================
                                                              53,276,226
========================================================================

GERMANY-3.58%

Adidas-Salomon A.G. (Apparel, Accessories &
  Luxury Goods)(b)                                 24,150      4,052,515
------------------------------------------------------------------------
Henkel KGaA-Pfd. (Household Products)(a)(b)        22,200      1,913,550
------------------------------------------------------------------------
MAN A.G. (Industrial Machinery)(a)                 47,100      2,187,127
------------------------------------------------------------------------
Merck KGaA (Pharmaceuticals)(a)                    40,700      3,368,107
------------------------------------------------------------------------
Porsche A.G.-Pfd. (Automobile Manufacturers)        4,540      3,273,422
========================================================================
                                                              14,794,721
========================================================================

                                                 SHARES        VALUE
------------------------------------------------------------------------

GREECE-1.33%

OPAP S.A. (Casinos & Gaming)(a)                   190,400   $  5,502,450
========================================================================

HONG KONG-1.31%

Cheung Kong (Holdings) Ltd. (Real Estate
  Management & Development)(a)                    323,000      3,369,967
------------------------------------------------------------------------
China Construction Bank-Class H (Diversified
  Banks)(c)                                     6,731,000      2,040,460
========================================================================
                                                               5,410,427
========================================================================

HUNGARY-0.53%

OTP Bank Rt. (Diversified Banks)(a)                60,600      2,189,237
========================================================================

INDIA-0.97%

Infosys Technologies Ltd.-ADR (IT Consulting
  & Other Services)                                58,700      3,991,600
========================================================================

IRELAND-3.18%

Allied Irish Banks PLC (Diversified Banks)(a)     137,300      2,895,933
------------------------------------------------------------------------
Anglo Irish Bank Corp. PLC (Diversified
  Banks)(a)                                       502,260      6,800,077
------------------------------------------------------------------------
CRH PLC (Construction Materials)(a)               138,134      3,458,604
========================================================================
                                                              13,154,614
========================================================================

ISRAEL-0.86%

Teva Pharmaceutical Industries Ltd.-ADR
  (Pharmaceuticals)(b)                             93,260      3,555,071
========================================================================

ITALY-2.95%

Eni S.p.A. (Integrated Oil & Gas)(a)(b)           324,600      8,683,858
------------------------------------------------------------------------
Mediaset S.p.A. (Broadcasting & Cable
  TV)(a)(b)                                       320,000      3,514,821
========================================================================
                                                              12,198,679
========================================================================

JAPAN-7.16%

Canon Inc. (Office Electronics)(a)                 40,100      2,122,307
------------------------------------------------------------------------
Hoya Corp. (Electronic Equipment
  Manufacturers)(a)(b)                             12,600        442,933
------------------------------------------------------------------------
Hoya Corp. (Electronic Equipment
  Manufacturers)(c)                               129,300      4,476,816
------------------------------------------------------------------------
Keyence Corp. (Electronic Equipment
  Manufacturers)(b)                                22,200      5,081,043
------------------------------------------------------------------------
Mizuho Financial Group, Inc. (Diversified
  Banks) (Acquired 10/24/05; Cost
  $2,013,641)(a)(d)                                   335      2,250,395
------------------------------------------------------------------------
Nitto Denko Corp. (Specialty Chemicals)(a)         59,000      3,572,320
------------------------------------------------------------------------
Orix Corp. (Consumer Finance)(a)(b)                12,300      2,306,059
------------------------------------------------------------------------
SMC Corp. (Industrial Machinery)(a)(b)             21,000      2,805,141
------------------------------------------------------------------------
Takeda Pharmaceutical Co. Ltd.
  (Pharmaceuticals)(a)                             50,500      2,777,239
------------------------------------------------------------------------
Toyota Motor Corp. (Automobile
  Manufacturers)(a)                                80,500      3,737,807
========================================================================
                                                              29,572,060
========================================================================

                                                 SHARES        VALUE
------------------------------------------------------------------------

MEXICO-1.64%

Grupo Televisa, S.A.-ADR (Broadcasting &
  Cable TV)                                        26,900   $  1,966,390
------------------------------------------------------------------------
Wal-Mart de Mexico S.A. de C.V.-Series V
  (Hypermarkets & Super Centers)                  989,200      4,814,853
========================================================================
                                                               6,781,243
========================================================================

NETHERLANDS-0.74%

Royal DSM N.V. (Specialty Chemicals)(a)            84,800      3,045,263
========================================================================

RUSSIA-0.53%

OAO LUKOIL-ADR (Integrated Oil & Gas)(a)           40,100      2,211,761
========================================================================

SINGAPORE-1.08%

DBS Group Holdings Ltd. (Diversified
  Banks)(a)                                       238,000      2,153,546
------------------------------------------------------------------------
Marvell Technology Group Ltd.
  (Semiconductors)(c)                              50,000      2,320,500
========================================================================
                                                               4,474,046
========================================================================

SOUTH KOREA-1.99%

Hyundai Motor Co. (Automobile
  Manufacturers)(a)                                31,560      2,332,524
------------------------------------------------------------------------
LG.Philips LCD Co., Ltd.-ADR (Electronic
  Equipment Manufacturers)(b)(c)                  112,073      2,130,508
------------------------------------------------------------------------
Samsung Electronics Co., Ltd. (Electronic
  Equipment Manufacturers)(a)                       7,000      3,739,321
========================================================================
                                                               8,202,353
========================================================================

SPAIN-2.60%

ACS, Actividades de Construccion y Servicios,
  S.A. (Construction & Engineering)(a)            115,200      3,293,699
------------------------------------------------------------------------
Banco Santander Central Hispano S.A.
  (Diversified Banks)(a)                          298,300      3,805,040
------------------------------------------------------------------------
Industria de Diseno Textil, S.A. (Apparel
  Retail)(a)                                      122,800      3,634,540
========================================================================
                                                              10,733,279
========================================================================

SWEDEN-1.28%

Atlas Copco A.B.-Class A (Industrial
  Machinery)                                      112,900      2,063,376
------------------------------------------------------------------------
Volvo A.B.-Class B (Construction & Farm
  Machinery & Heavy Trucks)(a)(b)                  78,700      3,237,982
========================================================================
                                                               5,301,358
========================================================================

SWITZERLAND-9.01%

Alcon, Inc. (Health Care Supplies)                 47,953      6,372,954
------------------------------------------------------------------------
Compagnie Financiere Richemont A.G.-Class A
  (Apparel, Accessories & Luxury Goods)(a)        142,400      5,420,382
------------------------------------------------------------------------
Nestle S.A. (Packaged Foods & Meats)(a)             7,165      2,133,184
------------------------------------------------------------------------
Roche Holding A.G. (Pharmaceuticals)               48,050      7,179,264
------------------------------------------------------------------------
Serono S.A.-Class B (Biotechnology)(a)              3,330      2,156,825
------------------------------------------------------------------------
Syngenta A.G. (Fertilizers & Agricultural
  Chemicals)(a)(c)                                 68,110      7,302,853
------------------------------------------------------------------------
UBS A.G. (Diversified Capital Markets)(a)          78,530      6,667,623
========================================================================
                                                              37,233,085
========================================================================

                                                 SHARES        VALUE
------------------------------------------------------------------------

TAIWAN-0.47%

Taiwan Semiconductor Manufacturing Co. Ltd.
  (Semiconductors)(a)                           1,233,747   $  1,929,782
========================================================================

UNITED KINGDOM-7.93%

Aviva PLC (Multi-Line Insurance)                  354,984      4,191,971
------------------------------------------------------------------------
BP PLC (Integrated Oil & Gas)(a)                  198,700      2,199,719
------------------------------------------------------------------------
Imperial Tobacco Group PLC (Tobacco)              285,370      8,184,780
------------------------------------------------------------------------
O2 PLC (Wireless Telecommunication Services)    1,201,458      4,360,599
------------------------------------------------------------------------
Reckitt Benckiser PLC (Household Products)(a)     142,680      4,312,709
------------------------------------------------------------------------
Tesco PLC (Food Retail)(a)                        959,269      5,108,241
------------------------------------------------------------------------
Vodafone Group PLC (Wireless
  Telecommunication Services)(a)                1,670,930      4,386,392
========================================================================
                                                              32,744,411
========================================================================
    Total Foreign Stocks & Other Equity
      Interests (Cost $196,793,368)                          287,421,532
========================================================================

DOMESTIC COMMON STOCKS-28.31%

AEROSPACE & DEFENSE-1.36%

General Dynamics Corp.                             29,500      3,430,850
------------------------------------------------------------------------
Lockheed Martin Corp.                              36,000      2,180,160
========================================================================
                                                               5,611,010
========================================================================

APPAREL RETAIL-0.54%

Chico's FAS, Inc.(c)                               56,000      2,214,240
========================================================================

APPLICATION SOFTWARE-0.56%

Amdocs Ltd.(c)                                     88,000      2,329,360
========================================================================

BIOTECHNOLOGY-1.23%

Amgen Inc.(c)                                      30,500      2,310,680
------------------------------------------------------------------------
Gilead Sciences, Inc.(c)                           58,838      2,780,095
========================================================================
                                                               5,090,775
========================================================================

COMMUNICATIONS EQUIPMENT-1.44%

Cisco Systems, Inc.(c)                            110,000      1,919,500
------------------------------------------------------------------------
Motorola, Inc.                                     96,000      2,127,360
------------------------------------------------------------------------
QUALCOMM Inc.                                      47,450      1,886,612
========================================================================
                                                               5,933,472
========================================================================

COMPUTER HARDWARE-0.92%

Apple Computer, Inc.(c)                            30,000      1,727,700
------------------------------------------------------------------------
Dell Inc.(c)                                       64,454      2,054,794
========================================================================
                                                               3,782,494
========================================================================

COMPUTER STORAGE & PERIPHERALS-0.61%

EMC Corp.(c)                                      180,000      2,512,800
========================================================================

DEPARTMENT STORES-1.10%

Federated Department Stores, Inc.                  44,500      2,730,965
------------------------------------------------------------------------
Nordstrom, Inc.                                    52,000      1,801,800
========================================================================
                                                               4,532,765
========================================================================

                                                 SHARES        VALUE
------------------------------------------------------------------------

DRUG RETAIL-0.44%

CVS Corp.                                          74,000   $  1,806,340
========================================================================

FOOTWEAR-0.51%

NIKE, Inc.-Class B                                 25,000      2,101,250
========================================================================

GENERAL MERCHANDISE STORES-0.52%

Target Corp.                                       38,500      2,144,065
========================================================================

HEALTH CARE FACILITIES-0.52%

HCA Inc.                                           44,500      2,144,455
========================================================================

HEALTH CARE SERVICES-0.85%

Medco Health Solutions, Inc.(c)                    40,129      2,267,288
------------------------------------------------------------------------
Quest Diagnostics Inc.                             27,000      1,261,170
========================================================================
                                                               3,528,458
========================================================================

HOME IMPROVEMENT RETAIL-0.54%

Home Depot, Inc. (The)                             54,000      2,216,160
========================================================================

HOUSEHOLD PRODUCTS-0.89%

Procter & Gamble Co. (The)                         66,000      3,695,340
========================================================================

HOUSEWARES & SPECIALTIES-0.64%

Fortune Brands, Inc.                               35,000      2,658,950
========================================================================

INTERNET SOFTWARE & SERVICES-0.54%

Yahoo! Inc.(c)                                     60,000      2,218,200
========================================================================

INVESTMENT BANKING & BROKERAGE-1.50%

Goldman Sachs Group, Inc. (The)                    49,000      6,192,130
========================================================================

MANAGED HEALTH CARE-2.68%

Aetna Inc.                                         40,269      3,566,223
------------------------------------------------------------------------
CIGNA Corp.                                        28,537      3,306,582
------------------------------------------------------------------------
Humana Inc.(c)                                     40,000      1,775,600
------------------------------------------------------------------------
UnitedHealth Group Inc.                            42,195      2,442,669
========================================================================
                                                              11,091,074
========================================================================

MULTI-LINE INSURANCE-0.52%

Hartford Financial Services Group, Inc. (The)      27,000      2,153,250
========================================================================

OIL & GAS EQUIPMENT & SERVICES-1.38%

BJ Services Co.                                   164,597      5,719,746
========================================================================

OIL & GAS REFINING & MARKETING-1.02%

Valero Energy Corp.                                40,000      4,209,600
========================================================================

PHARMACEUTICALS-2.31%

Allergan, Inc.                                     23,375      2,087,387
------------------------------------------------------------------------

                                                 SHARES        VALUE
------------------------------------------------------------------------
PHARMACEUTICALS-(CONTINUED)

Johnson & Johnson                                 119,246   $  7,467,184
========================================================================
                                                               9,554,571
========================================================================

PROPERTY & CASUALTY INSURANCE-1.49%

Allstate Corp. (The)                              116,915      6,171,943
========================================================================

RAILROADS-0.62%

Burlington Northern Santa Fe Corp.                 41,000      2,544,460
========================================================================

RESTAURANTS-0.47%

YUM! Brands, Inc.                                  38,000      1,933,060
========================================================================

SEMICONDUCTORS-0.51%

Analog Devices, Inc.                               61,000      2,121,580
========================================================================

STEEL-0.36%

Nucor Corp.                                        25,000      1,496,250
========================================================================

SYSTEMS SOFTWARE-1.73%

Microsoft Corp.                                    90,000      2,313,000
------------------------------------------------------------------------
Oracle Corp.(c)                                   245,000      3,106,600
------------------------------------------------------------------------
Symantec Corp.(c)                                  73,000      1,741,050
========================================================================
                                                               7,160,650
========================================================================

THRIFTS & MORTGAGE FINANCE-0.51%

MGIC Investment Corp.                              35,400      2,097,096
========================================================================
    Total Domestic Common Stocks (Cost
      $102,834,852)                                          116,965,544
========================================================================

MONEY MARKET FUNDS-0.97%

Liquid Assets Portfolio-Institutional
  Class(e)                                      1,997,903      1,997,903
------------------------------------------------------------------------
STIC Prime Portfolio-Institutional Class(e)     1,997,903      1,997,903
========================================================================
    Total Money Market Funds (Cost
      $3,995,806)                                              3,995,806
========================================================================
TOTAL INVESTMENTS--98.85% (excluding
  investments purchased with cash collateral
  from securities loaned) (Cost $303,624,026)                408,382,882
========================================================================

INVESTMENTS PURCHASED WITH CASH COLLATERAL
  FROM SECURITIES LOANED

MONEY MARKET FUNDS-17.96%

STIC Prime Portfolio-Institutional
  Class(e)(f)                                  74,176,177     74,176,177
========================================================================
    Total Money Market Funds (purchased with
      cash collateral from securities loaned)
      (Cost $74,176,177)                                      74,176,177
========================================================================
TOTAL INVESTMENTS--116.81% (Cost
  $377,800,203)                                              482,559,059
========================================================================
OTHER ASSETS LESS LIABILITIES-(16.81%)                       (69,450,278)
========================================================================
NET ASSETS-100.00%                                          $413,108,781
________________________________________________________________________
========================================================================

Investment Abbreviations:

ADR   - American Depositary Receipt
Pfd.  - Preferred

Notes to Schedule of Investments:

(a) In accordance with the procedures established by the Board of Trustees, the foreign security is fair valued using adjusted closing market prices. The aggregate value of these securities at October 31, 2005 was $180,428,270, which represented 43.68% of the Fund's Net Assets. See Note 1A.
(b) All or a portion of this security has been pledged as collateral for securities lending transactions at October 31, 2005.
(c) Non-income producing security.
(d) Security not registered under the Securities Act of 1933, as amended (e.g., the security was purchased in a Rule 144A transaction or a Regulation D transaction). The security may be resold only pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The Fund has no rights to demand registration of this security. The value of this security at October 31, 2005 represented 0.54% of the Fund's Net Assets. Unless otherwise indicated, this security is not considered to be illiquid.
(e) The money market fund and the Fund are affiliated by having the same investment advisor. See Note 3.
(f) The security has been segregated to satisfy the forward commitment to return the cash collateral received in securities lending transactions upon the borrower's return of the securities loaned. See Note 8.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

STATEMENT OF ASSETS AND LIABILITIES

October 31, 2005

ASSETS:

Investments, at value (cost $299,628,220)*     $ 404,387,076
------------------------------------------------------------
Investments in affiliated money market funds
  (cost $78,171,983)                              78,171,983
============================================================
     Total investments (cost $377,800,203)       482,559,059
============================================================
Foreign currencies, at value (cost
  $6,328,165)                                      6,304,385
------------------------------------------------------------
Receivables for:
  Investments sold                                 2,799,623
------------------------------------------------------------
  Fund shares sold                                   246,757
------------------------------------------------------------
  Dividends and interest                             333,679
------------------------------------------------------------
Investment for trustee deferred compensation
  and retirement plans                                57,008
------------------------------------------------------------
Other assets                                          20,552
============================================================
     Total assets                                492,321,063
____________________________________________________________
============================================================


LIABILITIES:

Payables for:
  Investments purchased                            3,639,711
------------------------------------------------------------
  Fund shares reacquired                             772,040
------------------------------------------------------------
  Trustee deferred compensation and
     retirement plans                                 94,843
------------------------------------------------------------
  Collateral upon return of securities loaned     74,176,177
------------------------------------------------------------
Accrued distribution fees                            154,004
------------------------------------------------------------
Accrued trustees' and officer's fees and
  benefits                                             1,699
------------------------------------------------------------
Accrued transfer agent fees                          221,779
------------------------------------------------------------
Accrued operating expenses                           152,029
============================================================
     Total liabilities                            79,212,282
============================================================
Net assets applicable to shares outstanding    $ 413,108,781
____________________________________________________________
============================================================


NET ASSETS CONSIST OF:

Shares of beneficial interest                  $ 635,434,854
------------------------------------------------------------
Undistributed net investment income                  971,774
------------------------------------------------------------
Undistributed net realized gain (loss) from
  investment securities and foreign
  currencies                                    (328,024,922)
------------------------------------------------------------
Unrealized appreciation of investment
  securities and foreign currencies              104,727,075
============================================================
                                               $ 413,108,781
____________________________________________________________
============================================================


NET ASSETS:

Class A                                        $ 284,121,565
____________________________________________________________
============================================================
Class B                                        $ 105,367,749
____________________________________________________________
============================================================
Class C                                        $  23,619,467
____________________________________________________________
============================================================

SHARES OUTSTANDING, $0.001 PAR VALUE PER
  SHARE, UNLIMITED NUMBER OF SHARES
  AUTHORIZED:

Class A                                           14,941,044
____________________________________________________________
============================================================
Class B                                            5,895,053
____________________________________________________________
============================================================
Class C                                            1,320,755
____________________________________________________________
============================================================
Class A:
  Net asset value per share                    $       19.02
------------------------------------------------------------
  Offering price per share:
     (Net asset value of $19.02 divided by
       95.25%)                                 $       19.97
____________________________________________________________
============================================================
Class B:
  Net asset value and offering price per
     share                                     $       17.87
____________________________________________________________
============================================================
Class C:
  Net asset value and offering price per
     share                                     $       17.88
____________________________________________________________
============================================================

* At October 31, 2005, securities with an aggregate value of $72,080,567 were on loan to brokers.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

STATEMENT OF OPERATIONS

For the year ended October 31, 2005

INVESTMENT INCOME:

Dividends (net of foreign withholding tax of $688,036)        $ 9,295,481
-------------------------------------------------------------------------
Dividends from affiliated money market funds (includes
  securities lending income of $270,428 after compensation
  to counterparties of $1,808,378)                                456,643
-------------------------------------------------------------------------
Interest                                                            8,476
=========================================================================
    Total investment income                                     9,760,600
=========================================================================

EXPENSES:

Advisory fees                                                   3,760,099
-------------------------------------------------------------------------
Administrative services fees                                      121,744
-------------------------------------------------------------------------
Custodian fees                                                    298,126
-------------------------------------------------------------------------
Distribution fees:
  Class A                                                         997,105
-------------------------------------------------------------------------
  Class B                                                       1,250,351
-------------------------------------------------------------------------
  Class C                                                         258,923
-------------------------------------------------------------------------
Transfer agent fees                                             1,996,274
-------------------------------------------------------------------------
Trustees' and officer's fees and benefits                          30,655
-------------------------------------------------------------------------
Other                                                             360,975
=========================================================================
    Total expenses                                              9,074,252
=========================================================================
Less: Fees waived, expenses reimbursed and expense offset
  arrangement                                                    (252,895)
=========================================================================
    Net expenses                                                8,821,357
=========================================================================
Net investment income                                             939,243
=========================================================================

REALIZED AND UNREALIZED GAIN (LOSS) FROM INVESTMENT
  SECURITIES AND FOREIGN CURRENCIES:

Net realized gain from:
  Investment securities (includes gains (losses) from
    securities sold to affiliates of $(46,844))                59,314,284
-------------------------------------------------------------------------
  Foreign currencies                                              128,933
=========================================================================
                                                               59,443,217
=========================================================================
Change in net unrealized appreciation (depreciation) of:
  Investment securities                                        (1,548,599)
-------------------------------------------------------------------------
  Foreign currencies                                              (48,522)
=========================================================================
                                                               (1,597,121)
=========================================================================
Net gain from investment securities and foreign currencies     57,846,096
=========================================================================
Net increase in net assets resulting from operations          $58,785,339
_________________________________________________________________________
=========================================================================

See accompanying Notes to financial statements which are an integral part of the financial statements.

STATEMENT OF CHANGES IN NET ASSETS

For the years ended October 31, 2005 and 2004

                                                                  2005            2004
-------------------------------------------------------------------------------------------
OPERATIONS:

  Net investment income (loss)                                $    939,243    $  (2,212,745)
-------------------------------------------------------------------------------------------
  Net realized gain from investment securities, foreign
    currencies and futures contracts                            59,443,217       65,312,164
-------------------------------------------------------------------------------------------
  Change in net unrealized appreciation (depreciation) of
    investment securities, foreign currencies and futures
    contracts                                                   (1,597,121)      (7,636,388)
===========================================================================================
    Net increase in net assets resulting from operations        58,785,339       55,463,031
-------------------------------------------------------------------------------------------
Share transactions-net:
  Class A                                                      (40,745,440)     (77,829,276)
-------------------------------------------------------------------------------------------
  Class B                                                      (50,289,812)     (60,815,446)
-------------------------------------------------------------------------------------------
  Class C                                                       (7,418,997)      (8,514,512)
===========================================================================================
    Net increase (decrease) in net assets resulting from
     share transactions                                        (98,454,249)    (147,159,234)
===========================================================================================
    Net increase (decrease) in net assets                      (39,668,910)     (91,696,203)
===========================================================================================

NET ASSETS:

  Beginning of year                                            452,777,691      544,473,894
===========================================================================================
  End of year (including undistributed net investment income
    (loss) of $971,774 and $(100,003), respectively)          $413,108,781    $ 452,777,691
___________________________________________________________________________________________
===========================================================================================

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

NOTES TO FINANCIAL STATEMENTS

October 31, 2005

NOTE 1--SIGNIFICANT ACCOUNTING POLICIES

AIM Global Growth Fund (the "Fund") is a series portfolio of AIM International Mutual Funds (the "Trust"). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of six separate portfolios, each authorized to issue an unlimited number of shares of beneficial interest. The Fund currently offers multiple classes of shares. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund.

    The Fund's investment objective is long-term growth of capital.

    Under the Trust's organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust's investment manager) is indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

    The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A. SECURITY VALUATIONS -- Securities, including restricted securities, are valued according to the following policy. A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security traded in the over-the-counter market (but not securities reported on the NASDAQ National Market System) is valued on the basis of prices furnished by independent pricing services, which may be considered fair valued, or market makers. Each security reported on the NASDAQ National Market System is valued at the NASDAQ Official Closing Price ("NOCP") as of the close of the customary trading session on the valuation date or absent a NOCP, at the closing bid price.

       Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and the ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. For purposes of determining net asset value per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE").

       Investments in open-end registered investment companies and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in closed-end registered investment companies that trade on an exchange are valued at the last sales price as of the close of the customary trading session on the exchange where the security is principally traded.

       Debt obligations (including convertible bonds) are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Short-term obligations having 60 days or less to maturity and commercial paper are valued at amortized cost which approximates market value.

       Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices.

       Foreign securities (including foreign exchange contracts) are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of the close of the respective markets. Events affecting the values of such foreign securities may occur between the times at which the particular foreign market closes and the close of the customary trading session of the NYSE which would not ordinarily be reflected in the computation of the Fund's net asset value. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current market value as of the close of the NYSE. Foreign securities meeting the approved degree of certainty that the price is not reflective of current market value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, ADRs and domestic and foreign index futures.

       Securities for which market quotations are not readily available or are unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security's fair value.

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date.

       Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of realized and unrealized gain
     (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the realized and unrealized net gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund's net asset value and, accordingly, they reduce the Fund's total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the advisor.

       The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C. COUNTRY DETERMINATION -- For the purposes of making investment selection decisions and presentation in the Schedule of Investments, AIM may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer's securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be United States of America unless otherwise noted.

D. DISTRIBUTIONS -- Distributions from income and net realized capital gain, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to use a portion of the proceeds from redemptions as distributions for federal income tax purposes.

E. FEDERAL INCOME TAXES -- The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

F. EXPENSES -- Fees provided for under the Rule 12b-1 plan of a particular class of the Fund and which are directly attributable to that class are charged to the operations of such class. All other expenses are allocated among the classes based on relative net assets.

G. REDEMPTION FEES -- The Fund has a 2% redemption fee that is to be retained by the Fund to offset transaction costs and other expenses associated with short-term redemptions and exchanges. The fee, subject to certain exceptions, is imposed on certain redemptions, including exchanges of shares held less than 30 days. The redemption fee is accounted for as an addition to shares of beneficial interest by the Fund and is allocated among the share classes based on the relative net assets of each class.

H. FOREIGN CURRENCY TRANSLATIONS -- Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (i) sales of foreign currencies, (ii) currency gains or losses realized between the trade and settlement dates on securities transactions, and (iii) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

I. FOREIGN CURRENCY CONTRACTS -- A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund may enter into a foreign currency contract to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. The Fund may also enter into a foreign currency contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of that security. The Fund could be exposed to risk if counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably.

J. FUTURES CONTRACTS -- The Fund may purchase or sell futures contracts as a hedge against changes in market conditions. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities as collateral for the account of the broker (the Fund's agent in acquiring the futures position). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by "marking to market" on a daily basis to reflect the market value of the contracts at the end of each day's trading. Variation margin payments are received or made depending upon whether unrealized gains or losses are incurred. When the contracts are closed, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund's basis in the contract. If the Fund were unable to liquidate a futures contract and/or enter into an offsetting closing transaction, the Fund would continue to be subject to market risk with respect to the value of the contracts and continue to be required to maintain the margin deposits on the futures contracts.

K. COLLATERAL -- To the extent the Fund has pledged or segregated a security as collateral and that security is subsequently sold, it is the Fund's practice to replace such collateral no later than the next business day. This practice does not apply to securities pledged as collateral for securities lending transactions.

NOTE 2--ADVISORY FEES AND OTHER FEES PAID TO AFFILIATES

The Trust has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to AIM based on the annual rate of the Fund's average daily net assets as follows:

AVERAGE NET ASSETS                                            RATE
-------------------------------------------------------------------
First $1 billion                                              0.85%
-------------------------------------------------------------------
Over $1 billion                                               0.80%
 __________________________________________________________________
===================================================================


    Effective January 1, 2005 through December 31, 2009, AIM has contractually agreed to waive advisory fees to the extent necessary so that the advisory fees payable by the Fund (based on the Fund's average daily net assets) do not exceed the annual rate of:

AVERAGE NET ASSETS                                            RATE
-------------------------------------------------------------------
First $250 million                                            0.80%
-------------------------------------------------------------------
Next $250 million                                             0.78%
-------------------------------------------------------------------
Next $500 million                                             0.76%
-------------------------------------------------------------------
Next $1.5 billion                                             0.74%
-------------------------------------------------------------------
Next $2.5 billion                                             0.72%
-------------------------------------------------------------------
Next $2.5 billion                                             0.70%
-------------------------------------------------------------------
Next $2.5 billion                                             0.68%
-------------------------------------------------------------------
Over $10 billion                                              0.66%
 __________________________________________________________________
===================================================================


    AIM has voluntarily agreed to waive advisory fees of the Fund in the amount of 25% of the advisory fee AIM receives from the affiliated money market funds on investments by the Fund in such affiliated money market funds (excluding investments made in affiliated money market funds with cash collateral from securities loaned by the fund). AIM is also voluntarily waiving a portion of the advisory fee payable by the Fund equal to the difference between the income earned from investing in the affiliated money market fund and the hypothetical income earned from investing in an appropriate comparative benchmark. Voluntary fee waivers or reimbursements may be modified or discontinued at any time upon consultation with the Board of Trustees without further notice to investors.

    For the year ended October 31, 2005, AIM waived fees of $214,777.

    At the request of the Trustees of the Trust, AMVESCAP PLC ("AMVESCAP") agreed to reimburse expenses incurred by the Fund in connection with market timing matters in the AIM Funds, which may include legal, audit, shareholder reporting, communications and trustee expenses. These expenses along with the related expense reimbursement, are included in the Statement of Operations. For the year ended October 31, 2005, AMVESCAP reimbursed expenses of the Fund in the amount of $25,109.

    The Fund, pursuant to a master administrative services agreement with AIM, has agreed to pay AIM for certain administrative costs incurred in providing accounting services to the Fund. Pursuant to such agreement, for the year ended October 31, 2005, AIM was paid $121,744.

    The Fund, pursuant to a transfer agency and service agreement, has agreed to pay AIM Investment Services, Inc. ("AISI") a fee for providing transfer agency and shareholder services to the Fund and reimburse AISI for certain expenses incurred by AISI in the course of providing such services. AISI may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. For the year ended October 31, 2005, the Fund paid AISI $1,996,274.

    The Trust has entered into master distribution agreements with A I M Distributors, Inc. ("ADI") to serve as the distributor for the Class A, Class B and Class C shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Class A, Class B and Class C shares (collectively the "Plans"). The Fund, pursuant to the Plans, pays ADI compensation at the annual rate of 0.25% of the Fund's average daily net assets of Class A shares and 1.00% of the average daily net assets of Class B and Class C shares. Effective January 1, 2005 through June 30, 2005, the Fund paid ADI 0.35% of the average daily net assets of Class A shares. Prior to January 1, 2005, the Fund paid ADI 0.50% of the average daily net assets of Class A shares. Of these amounts, up to 0.25% of the average daily net assets of the Class A, Class B or Class C shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. National Association of Securities Dealers ("NASD") Rules also impose a cap on the total sales charges, including asset-based sales charges that may be paid by any class of shares of the Fund. Pursuant to the Plans, for the year ended October 31, 2005, the Class A, Class B and Class C shares paid $997,105, $1,250,351 and $258,923, respectively.

    Front-end sales commissions and contingent deferred sales charges ("CDSC") (collectively the "sales charges") are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During year ended October 31, 2005, ADI advised the Fund that it retained $38,301 in front-end sales commissions from the sale of Class A shares and $652, $40,954 and $2,054 from Class A, Class B and Class C shares, respectively, for CDSC imposed upon redemptions by shareholders.

    Certain officers and trustees of the Trust are officers and directors of AIM, AISI and/or ADI.

NOTE 3--INVESTMENTS IN AFFILIATES

The Fund is permitted, pursuant to an exemptive order from the Securities and Exchange Commission ("SEC"), to invest daily available cash balances and cash collateral from securities lending transactions in affiliated money market funds. The Fund and the money market funds below have the same investment advisor and therefore, are considered to be affiliated. The tables below show the transactions in and earnings from investments in affiliated money market funds for the year ended October 31, 2005.

INVESTMENTS OF DAILY AVAILABLE CASH BALANCES:

                                                                         CHANGE IN
                                                                         UNREALIZED
                     VALUE          PURCHASES          PROCEEDS         APPRECIATION         VALUE        DIVIDEND      REALIZED
FUND               10/31/04          AT COST          FROM SALES       (DEPRECIATION)      10/31/05        INCOME      GAIN (LOSS)
----------------------------------------------------------------------------------------------------------------------------------
Liquid Assets
  Portfolio-
  Institutional
  Class           $ 5,732,411      $ 63,694,905      $ (67,429,413)       $     --        $ 1,997,903     $ 92,724      $     --
----------------------------------------------------------------------------------------------------------------------------------
STIC Prime
  Portfolio-
  Institutional
  Class             5,732,411        63,694,905        (67,429,413)             --          1,997,903       93,491            --
==================================================================================================================================
  Subtotal        $11,464,822      $127,389,810      $(134,858,826)       $     --        $ 3,995,806     $186,215      $     --
==================================================================================================================================


INVESTMENTS OF CASH COLLATERAL FROM SECURITIES LENDING TRANSACTIONS:

                                                                         CHANGE IN
                                                                         UNREALIZED
                     VALUE          PURCHASES          PROCEEDS         APPRECIATION         VALUE        DIVIDEND      REALIZED
FUND               10/31/04          AT COST          FROM SALES       (DEPRECIATION)      10/31/05        INCOME*     GAIN (LOSS)
----------------------------------------------------------------------------------------------------------------------------------
Liquid Assets
  Portfolio-
  Institutional
  Class           $76,311,756      $ 19,447,605      $ (95,759,361)       $     --        $        --     $ 48,097      $     --
----------------------------------------------------------------------------------------------------------------------------------
STIC Prime
  Portfolio-
  Institutional
  Class           $        --      $289,133,674       (214,957,497)             --         74,176,177      222,331            --
==================================================================================================================================
  Subtotal        $76,311,756      $308,581,279      $(310,716,858)       $     --        $74,176,177     $270,428      $     --
==================================================================================================================================
  Total           $87,776,578      $435,971,089      $(445,575,684)       $     --        $78,171,983     $456,643      $     --
__________________________________________________________________________________________________________________________________
==================================================================================================================================

* Net of compensation to counterparties.

NOTE 4--SECURITY TRANSACTIONS WITH AFFILIATED FUNDS

The Fund is permitted to purchase or sell securities from or to certain other AIM Funds under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment advisor (or affiliated investment advisors), common Trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under the procedures, each transaction is effected at the current market price. Pursuant to these procedures, during the year ended October 31, 2005, the Fund engaged in securities purchases of $1,224,404 and sales of $132,510, which resulted in net realized gains (losses) of $(46,844).

NOTE 5--EXPENSE OFFSET ARRANGEMENT

The expense offset arrangement is comprised of transfer agency credits which result from balances in Demand Deposit Accounts (DDA) used by the transfer agent for clearing shareholder transactions. For the year ended October 31, 2005, the Fund received credits from this arrangement, which resulted in the reduction of the Fund's total expenses of $13,009.

NOTE 6--TRUSTEES' AND OFFICER'S FEES AND BENEFITS

"Trustees' and Officer's Fees and Benefits" include amounts accrued by the Fund to pay remuneration to each Trustee and Officer of the Fund who is not an "interested person" of AIM. Trustees have the option to defer compensation payable by the Fund, and "Trustees' and Officer's Fees and Benefits" also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various AIM Funds in which their deferral accounts shall be deemed to be invested. Finally, current Trustees are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. "Trustees' and Officer's Fees and Benefits" include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

    During the year ended October 31, 2005, the Fund paid legal fees of $4,131 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Independent Trustees. A member of that firm is a Trustee of the Trust.

NOTE 7--BORROWINGS

Pursuant to an exemptive order from the SEC, the Fund may participate in an interfund lending facility that AIM has established for temporary borrowings by the AIM Funds. An interfund loan will be made under this facility only if the loan rate (an average of the rate available on bank loans and the rate available on investments in overnight repurchase agreements) is favorable to both the lending fund and the borrowing fund. A loan will be secured by collateral if the Fund's aggregate borrowings from all sources exceeds 10% of the Fund's total assets. To the extent that the loan is required to be secured by collateral, the collateral is marked to market daily to ensure that the market value is at least 102% of the outstanding principal value of the loan.

    The Fund is a participant in an uncommitted unsecured revolving credit facility with State Street Bank and Trust Company ("SSB"). The Fund may borrow up to the lesser of (i) $125,000,000, or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the credit facility can borrow on a first come, first served basis. Principal on each loan outstanding shall bear interest at the bid rate quoted by SSB at the time of the request for the loan.

    During the year ended October 31, 2005, the Fund did not borrow or lend under the interfund lending facility or borrow under the uncommitted unsecured revolving credit facility.

    Additionally, the Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (i) leave funds as a compensating balance in the account so the custodian can be compensated by earning the additional interest; or (ii) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and AIM, not to exceed the rate contractually agreed upon.

NOTE 8--PORTFOLIO SECURITIES LOANED

The Fund may lend portfolio securities having a market value up to one-third of the Fund's total assets. Such loans are secured by collateral equal to no less than the market value of the loaned securities determined daily. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its agencies. Cash collateral received in connection with these loans is invested in short-term money market instruments or affiliated money market funds. It is the Fund's policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the market value of the securities on loan. Lending securities entails a risk of loss to the Fund if and to the extent that the value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower fails to return the securities. The Fund could also experience delays and costs in gaining access to the collateral. The Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to a loss on the collateral invested.

    At October 31, 2005, securities with an aggregate value of $72,080,567 were on loan to brokers. The loans were secured by cash collateral of $74,176,177 received by the Fund and subsequently invested in affiliated money market funds. For the year ended October 31, 2005, the Fund received dividends on cash collateral of $270,428 for securities lending transactions, which are net of compensation to counterparties.

NOTE 9--DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF NET ASSETS

DISTRIBUTIONS TO SHAREHOLDERS

There were no ordinary income or long-term capital gain distributions paid during the years ended October 31, 2005 and 2004.

TAX COMPONENTS OF NET ASSETS

As of October 31, 2005, the components of net assets on a tax basis were as follows:

                                                                    2005
----------------------------------------------------------------------------
Undistributed ordinary income                                   $  1,934,437
----------------------------------------------------------------------------
Unrealized appreciation -- investments                           103,628,943
----------------------------------------------------------------------------
Temporary book/tax differences                                       (85,014)
----------------------------------------------------------------------------
Capital loss carryforward                                       (327,804,439)
----------------------------------------------------------------------------
Shares of beneficial interest                                    635,434,854
============================================================================
Total net assets                                                $413,108,781
____________________________________________________________________________
============================================================================


    The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund's unrealized appreciation difference is attributable primarily to losses on wash sales and the recognition of income for tax purposes on certain passive foreign investment companies. The tax-basis unrealized appreciation on investments amount includes appreciation (depreciation) on foreign currencies of $(31,781).

    The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund's temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan expenses.

    Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

    The Fund utilized $58,942,010 of capital loss carryforward in the current period to offset net realized capital gain for federal income tax purposes. The Fund has a capital loss carryforward as of October 31, 2005 which expires as follows:

                                                                CAPITAL LOSS
EXPIRATION                                                      CARRYFORWARD*
-----------------------------------------------------------------------------
October 31, 2009                                                $215,440,562
-----------------------------------------------------------------------------
October 31, 2010                                                 101,042,257
-----------------------------------------------------------------------------
October 31, 2011                                                  11,321,620
=============================================================================
Total capital loss carryforward                                 $327,804,439
_____________________________________________________________________________
=============================================================================

* Capital loss carryforward as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code.

NOTE 10--INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities and money market funds) purchased and sold by the Fund during the year ended October 31, 2005 was $219,691,782 and $308,822,461, respectively.

UNREALIZED APPRECIATION (DEPRECIATION) OF INVESTMENT SECURITIES ON A TAX BASIS
-------------------------------------------------------------------------------
Aggregate unrealized appreciation of investment securities       $ 107,027,891
-------------------------------------------------------------------------------
Aggregate unrealized (depreciation) of investment securities        (3,367,167)
===============================================================================
Net unrealized appreciation of investment securities             $ 103,660,724
_______________________________________________________________________________
===============================================================================
Cost of investments for tax purposes is $378,898,335.

NOTE 11--RECLASSIFICATION OF PERMANENT DIFFERENCES

Primarily as a result of differing book/tax treatment of foreign currency transactions, on October 31, 2005, undistributed net investment income (loss) was increased by $132,534, undistributed net realized gain (loss) was decreased by $125,694 and shares of beneficial interest decreased by $6,840. This reclassification had no effect on the net assets of the Fund.

NOTE 12--SHARE INFORMATION

The Fund currently offers three different classes of shares: Class A shares, Class B shares and Class C shares. Class A shares are sold with a front-end sales charge. Class B shares and Class C shares are sold with CDSC. Under certain circumstances, Class A shares are subject to CDSC. Generally, Class B shares will automatically convert to Class A shares eight years after the end of the calendar month of purchase.

                                             CHANGES IN SHARES OUTSTANDING
-----------------------------------------------------------------------------------------------------------------------
                                                                               YEAR ENDED OCTOBER 31,
                                                              ---------------------------------------------------------
                                                                       2005(A)                         2004
                                                              --------------------------    ---------------------------
                                                                SHARES         AMOUNT         SHARES         AMOUNT
-----------------------------------------------------------------------------------------------------------------------
Sold:
  Class A                                                        818,989    $ 14,908,841     1,232,139    $  19,652,547
-----------------------------------------------------------------------------------------------------------------------
  Class B                                                        432,979       7,415,155       565,634        8,560,279
-----------------------------------------------------------------------------------------------------------------------
  Class C                                                        174,146       2,989,787       221,675        3,352,828
=======================================================================================================================
Automatic conversion of Class B shares to Class A shares:
  Class A                                                      1,378,417      25,054,414     1,762,944       28,418,398
-----------------------------------------------------------------------------------------------------------------------
  Class B                                                     (1,461,084)    (25,054,414)   (1,859,129)     (28,418,398)
=======================================================================================================================
Reacquired:(b)
  Class A                                                     (4,433,381)    (80,708,695)   (7,934,725)    (125,900,221)
-----------------------------------------------------------------------------------------------------------------------
  Class B                                                     (1,902,178)    (32,650,553)   (2,711,929)     (40,957,327)
-----------------------------------------------------------------------------------------------------------------------
  Class C                                                       (607,182)    (10,408,784)     (783,613)     (11,867,340)
=======================================================================================================================
                                                              (5,599,294)   $(98,454,249)   (9,507,004)   $(147,159,234)
_______________________________________________________________________________________________________________________
=======================================================================================================================

(a) There are two entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate they own 13% of the outstanding shares of the Fund. ADI has an agreement with these entities to sell Fund shares. The Fund, AIM and/or AIM affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, AIM and/or AIM affiliates including but not limited to services such as, securities brokerage, distribution, third party record keeping and account servicing. The Trust has no knowledge as to whether all or any portion of the shares owned of record by these shareholders are also owned beneficially.
(b) Amount is net of redemption fees of $1,339, $566 and $118 for Class A, Class B and Class C shares, respectively, for the year ended October 31, 2005 and $1,549, $802 and $149 for Class A, Class B and Class C shares, respectively, for the year ended October 31, 2004.

NOTE 13--FINANCIAL HIGHLIGHTS

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.


                                                                                         CLASS A
                                                              -------------------------------------------------------------
                                                                                 YEAR ENDED OCTOBER 31,
                                                              -------------------------------------------------------------
                                                                2005             2004        2003        2002        2001
---------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                          $  16.65         $  14.91    $  12.66    $  14.58    $  24.83
---------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                    0.08(a)(b)      (0.04)(b)    (0.08)     (0.11)(b)    (0.13)
---------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                   2.29             1.78        2.33       (1.81)     (10.08)
===========================================================================================================================
    Total from investment operations                              2.37             1.74        2.25       (1.92)     (10.21)
===========================================================================================================================
Less distributions from net realized gains                          --               --          --          --       (0.04)
===========================================================================================================================
Redemption fees added to shares of beneficial interest            0.00             0.00          --          --          --
===========================================================================================================================
Net asset value, end of period                                $  19.02         $  16.65    $  14.91    $  12.66    $  14.58
___________________________________________________________________________________________________________________________
===========================================================================================================================
Total return(c)                                                  14.23%           11.67%      17.77%     (13.17)%    (41.17)%
___________________________________________________________________________________________________________________________
===========================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $284,122         $286,068    $329,739    $335,954    $439,612
___________________________________________________________________________________________________________________________
===========================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers and/or expense reimbursements                  1.77%(d)         1.96%       2.04%       1.95%       1.68%
---------------------------------------------------------------------------------------------------------------------------
  Without fee waivers and/or expense reimbursements               1.82%(d)         1.97%       2.04%       1.95%       1.79%
===========================================================================================================================
Ratio of net investment income (loss) to average net assets       0.44%(a)(d)     (0.24)%     (0.58)%     (0.75)%     (0.66)%
___________________________________________________________________________________________________________________________
===========================================================================================================================
Portfolio turnover rate                                             51%              56%         75%         98%        134%
___________________________________________________________________________________________________________________________
===========================================================================================================================

(a) Net investment income per share and the ratio of net investment income to average net assets include a special cash dividend of $3.00 per share owned of Microsoft Corp. on December 2, 2004. Net investment income per share and the ratio of net investment income to average net assets excluding the special dividend are $0.05 and 0.27%, respectively.
(b)  Calculated using average shares outstanding.
(c) Includes adjustment in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges.
(d)  Ratios are based on average daily net assets of $291,437,236.

                                                                                         CLASS B
                                                              -------------------------------------------------------------
                                                                                 YEAR ENDED OCTOBER 31,
                                                              -------------------------------------------------------------
                                                                2005             2004        2003        2002        2001
---------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                          $  15.76         $  14.18    $  12.09    $  14.00    $  23.98
---------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                   (0.04)(a)(b)     (0.11)(b)    (0.15)     (0.17)(b)    (0.24)
---------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                   2.15             1.69        2.24       (1.74)      (9.70)
===========================================================================================================================
    Total from investment operations                              2.11             1.58        2.09       (1.91)      (9.94)
===========================================================================================================================
Less distributions from net realized gains                          --               --          --          --       (0.04)
===========================================================================================================================
Redemption fees added to shares of beneficial interest            0.00             0.00          --          --          --
===========================================================================================================================
Net asset value, end of period                                $  17.87         $  15.76    $  14.18    $  12.09    $  14.00
___________________________________________________________________________________________________________________________
===========================================================================================================================
Total return(c)                                                  13.39%           11.14%      17.29%     (13.64)%    (41.50)%
___________________________________________________________________________________________________________________________
===========================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $105,368         $139,061    $181,891    $206,189    $369,171
___________________________________________________________________________________________________________________________
===========================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers and/or expense reimbursements                  2.43%(d)         2.46%       2.54%       2.45%       2.19%
---------------------------------------------------------------------------------------------------------------------------
  Without fee waivers and/or expense reimbursements               2.48%(d)         2.47%       2.54%       2.45%       2.30%
===========================================================================================================================
Ratio of net investment income (loss) to average net assets      (0.22)%(a)(d)    (0.74)%     (1.08)%     (1.25)%     (1.16)%
___________________________________________________________________________________________________________________________
===========================================================================================================================
Portfolio turnover rate                                             51%              56%         75%         98%        134%
___________________________________________________________________________________________________________________________
===========================================================================================================================

(a) Net investment income (loss) per share and the ratio of net investment income (loss) to average net assets include a special cash dividend of $3.00 per share owned of Microsoft Corp. on December 2, 2004. Net investment income (loss) per share and the ratio of net investment income (loss) to average net assets excluding the special dividend are $(0.07) and (0.39)%, respectively.
(b)  Calculated using average shares outstanding.
(c) Includes adjustment in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges.
(d)  Ratios are based on average daily net assets of $125,035,084.


                                                                                      CLASS C
                                                              --------------------------------------------------------
                                                                               YEAR ENDED OCTOBER 31,
                                                              --------------------------------------------------------
                                                               2005            2004       2003       2002       2001
----------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                          $ 15.77         $ 14.18    $ 12.10    $ 14.01    $ 23.98
----------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                  (0.04)(a)(b)    (0.11)(b)   (0.15)    (0.17)(b)   (0.22)
----------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                  2.15            1.70       2.23      (1.74)     (9.71)
======================================================================================================================
    Total from investment operations                             2.11            1.59       2.08      (1.91)     (9.93)
======================================================================================================================
Less distributions from net realized gains                         --              --         --         --      (0.04)
======================================================================================================================
Redemption fees added to shares of beneficial interest           0.00            0.00         --         --         --
======================================================================================================================
Net asset value, end of period                                $ 17.88         $ 15.77    $ 14.18    $ 12.10    $ 14.01
______________________________________________________________________________________________________________________
======================================================================================================================
Total return(c)                                                 13.38%          11.21%     17.19%    (13.63)%   (41.46)%
______________________________________________________________________________________________________________________
======================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $23,619         $27,649    $32,844    $34,778    $51,624
______________________________________________________________________________________________________________________
======================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers and/or expense reimbursements                 2.43%(d)        2.46%      2.54%      2.45%      2.19%
----------------------------------------------------------------------------------------------------------------------
  Without fee waivers and/or expense reimbursements              2.48%(d)        2.47%      2.54%      2.45%      2.30%
======================================================================================================================
Ratio of net investment income (loss) to average net assets     (0.22)%(a)(d)   (0.74)%    (1.08)%    (1.25)%    (1.16)%
______________________________________________________________________________________________________________________
======================================================================================================================
Portfolio turnover rate                                            51%             56%        75%        98%       134%
______________________________________________________________________________________________________________________
======================================================================================================================

(a) Net investment income (loss) per share and the ratio of net investment income (loss) to average net assets include a special cash dividend of $3.00 per share owned of Microsoft Corp. on December 2, 2004. Net investment income (loss) per share and the ratio of net investment income (loss) to average net assets excluding the special dividend are $(0.07) and (0.39)%, respectively.
(b)  Calculated using average shares outstanding.
(c) Includes adjustment in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges.
(d)  Ratios are based on average daily net assets of $25,892,319.

NOTE 14--LEGAL PROCEEDINGS

Terms used in the Legal Proceedings Note are defined terms solely for the purpose of this note.

SETTLED ENFORCEMENT ACTIONS AND INVESTIGATIONS RELATED TO MARKET TIMING

On October 8, 2004, INVESCO Funds Group, Inc. ("IFG") (the former investment advisor to certain AIM Funds), AIM and A I M Distributors, Inc. ("ADI") (the distributor of the retail AIM Funds) reached final settlements with certain regulators, including the Securities and Exchange Commission ("SEC"), the New York Attorney General and the Colorado Attorney General, to resolve civil enforcement actions and/or investigations related to market timing and related activity in the AIM Funds, including those formerly advised by IFG. As part of the settlements, a $325 million fair fund ($110 million of which is civil penalties) has been created to compensate shareholders harmed by market timing and related activity in funds formerly advised by IFG. Half of this amount has already been paid to the fair fund pursuant to the terms of the settlement with the remainder due December 31, 2005. Additionally, AIM and ADI created a $50 million fair fund ($30 million of which is civil penalties) to compensate shareholders harmed by market timing and related activity in funds advised by AIM, which was done pursuant to the terms of the settlement. These two fair funds may increase as a result of contributions from third parties who reach final settlements with the SEC or other regulators to resolve allegations of market timing and/or late trading that also may have harmed applicable AIM Funds. These two fair funds will be distributed in accordance with a methodology to be determined by AIM's independent distribution consultant, in consultation with AIM and the independent trustees of the AIM Funds and acceptable to the staff of the SEC. As the methodology is unknown at the present time, management of AIM and the Fund are unable to estimate the impact, if any, that the distribution of these two fair funds may have on the Fund or whether such distribution will have an impact on the Fund's financial statements in the future.

  At the request of the trustees of the AIM Funds, AMVESCAP PLC ("AMVESCAP"), the parent company of IFG and AIM, has agreed to reimburse expenses incurred by the AIM Funds related to market timing matters.

REGULATORY INQUIRIES AND PENDING LITIGATION

  IFG, AIM, ADI and/or related entities and individuals have received inquiries from numerous regulators in the form of subpoenas or other oral or written requests for information and/or documents related to one or more of the following issues, some of which concern one or more AIM Funds: market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including revenue sharing and directed-brokerage arrangements, investments in securities of other registered investment companies, contractual plans, issues related to Section 529 college savings plans and procedures for locating lost securityholders. IFG, AIM and ADI are providing full cooperation with respect to these inquiries. As described more fully below, the AIM Funds, IFG, AIM, ADI and/or related entities and individuals are defendants in numerous civil lawsuits related to one or more of these issues. Regulatory actions and/or additional civil lawsuits related to these or other issues may be filed against the AIM Funds, IFG, AIM and/or related entities and individuals in the future.

  On April 12, 2005, the Attorney General of the State of West Virginia ("WVAG") filed a civil lawsuit against AIM, IFG and ADI, as well as numerous unrelated mutual fund complexes and financial institutions. None of the AIM Funds has been named as a defendant in this lawsuit. The WVAG complaint, filed in the Circuit Court of Marshall County, West Virginia [Civil Action No. 05-C-81], alleges, in substance, that AIM, IFG and ADI engaged in unfair competition and/or unfair or deceptive trade practices by failing to disclose in the prospectuses for the AIM Funds, including those formerly advised by IFG, that they had entered into certain arrangements permitting market timing of such Funds. As a result of the foregoing, the WVAG alleges violations of W. Va. Code sec. 46A-1-101, et seq. (the West Virginia Consumer Credit and Protection Act). The WVAG complaint is seeking, among other things, injunctive relief, civil monetary penalties and a writ of quo warranto against the defendants. If AIM is unsuccessful in its defense of the WVAG lawsuit, it could be barred from serving as an investment advisor for any investment company registered under the Investment Company Act of 1940, as amended (a "registered investment company"). Such results could affect the ability of AIM or any other investment advisor directly or indirectly owned by AMVESCAP, from serving as an investment advisor to any registered investment company, including the Fund. The Fund has been informed by AIM that, if these results occur, AIM will seek exemptive relief from the SEC to permit it to continue to serve as the Fund's investment advisor. There is no assurance that such exemptive relief will be granted.

  On June 13, 2005, the MDL Court (as defined below) issued a Conditional Transfer Order transferring this lawsuit to the MDL Court, which Conditional Transfer Order was finalized on October 19, 2005. On July 7, 2005, the Supreme Court of West Virginia ruled in the context of a separate lawsuit that the WVAG does not have authority pursuant to W. Va. Code Section 46A-6-104 of the West Virginia Consumer Credit and Protection Act to bring an action based upon conduct that is ancillary to the purchase or sale of securities. AIM intends to seek dismissal of the WVAG's lawsuit against it, IFG and ADI in light of this ruling.

  On August 30, 2005, the West Virginia Office of the State
Auditor -- Securities Commission ("WVASC") issued a Summary Order to Cease and Desist and Notice of Right to Hearing to AIM and ADI. The WVASC makes findings of fact that essentially mirror the WVAG's allegations mentioned above and conclusions of law to the effect that AIM and ADI violated the West Virginia securities laws. The WVASC orders AIM and ADI to cease any further violations and seeks to impose monetary sanctions to be determined by the Commissioner. Initial research indicates that these damages could be limited or capped by statute. AIM and ADI have the right to contest the WVASC's findings and conclusions, which they intend to do.

  Civil lawsuits, including purported class action and shareholder derivative suits, have been filed against certain of the AIM Funds, IFG, AIM, ADI and/or related entities and individuals, depending on the lawsuit, alleging:

    - that the defendants permitted improper market timing and related activity in the AIM Funds;

    - that certain AIM Funds inadequately employed fair value pricing;

    - that the defendants charged excessive advisory and/or distribution fees and failed to pass on to shareholders the perceived savings generated by economies of scale and that the defendants adopted unlawful distribution plans;

    - that the defendants breached their fiduciary duties by charging distribution fees while AIM Funds and/or specific share classes were closed generally to new investors and/or while other share classes of the same AIM Fund were not charged the same distribution fees;

    - that the defendants improperly used the assets of the AIM Funds to pay brokers to aggressively promote the sale of the AIM Funds over other mutual funds and that the defendants concealed such payments from investors by disguising them as brokerage commissions; and

    - that the defendants breached their fiduciary duties by failing to ensure that the AIM Funds participated in class action settlements in which they were eligible to participate (this lawsuit was dismissed by the Court on August 12, 2005).

  These lawsuits allege as theories of recovery, depending on the lawsuit, violations of various provisions of the Federal and state securities laws and ERISA, negligence, breach of fiduciary duty and/or breach of contract. These lawsuits seek remedies that include, depending on the lawsuit, damages, restitution, injunctive relief, imposition of a constructive trust, removal of certain directors and/or employees, various corrective measures under ERISA, rescission of certain AIM Funds' advisory agreements and/or distribution plans and recovery of all fees paid, an accounting of all fund-related fees, commissions and soft dollar payments, restitution of all commissions and fees paid, and prospective relief in the form of reduced fees.

  All lawsuits based on allegations of market timing, late trading and related activity have been transferred to the United States District Court for the District of Maryland. On August 25, 2005, the Court issued rulings on the common issues of law presented in defendants' motions to dismiss the shareholder class and derivative complaints. These rulings were issued in the context of the Janus lawsuits, but the Court's legal determinations apply at the omnibus level to all cases within his track, including the AIM and IFG cases. The Court dismissed for failure to make pre-suit demand on the fund board all derivative causes of action but one: the excessive fee claim under Section 36(b) of the Investment Company Act of 1940 (the "1940 Act"), as to which the demand requirement does not apply. The Court dismissed all claims asserted in the class complaint but two: (i) the securities fraud claims under Section 10(b) of the Securities Exchange Act of 1934, and (ii) the excessive fee claim under Section 36(b) of the 1940 Act. In addition, the Court limited plaintiffs' potential recovery on the 36(b) claim to fees attributable to timing assets, as opposed to all fees on funds in which any timing occurred. The question whether the duplicative Section 36(b) claim properly belongs in the derivative complaint or in the class action complaint will be decided at a later date. The Court will subsequently issue an order applying his legal rulings to the allegations in the AIM and IFG complaints.

  At the present time, management of AIM and the Fund are unable to estimate the impact, if any, that the outcome of the Regulatory Inquiries and Pending Litigation described above may have on AIM, ADI or the Fund.

* * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * *
* * * * * *

As a result of the matters discussed above, investors in the AIM Funds might react by redeeming their investments. This might require the AIM Funds to sell investments to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the AIM Funds.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of AIM International Mutual Funds and Shareholders of AIM Global Growth Fund:



In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of AIM Global Growth Fund (one of the funds constituting AIM International Mutual Funds, hereafter referred to as the "Fund") at October 31, 2005, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2005 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/ PRICEWATERHOUSECOOPERS LLP

December 19, 2005
Houston, Texas

OTHER INFORMATION

TRUSTEES AND OFFICERS

As of October 31, 2005



The address of each trustee and officer of AIM International Mutual Funds (the "Trust"), is 11 Greenway Plaza, Suite 100, Houston, Texas 77046. Each trustee oversees 109 portfolios in the AIM Funds complex. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust's organizational documents. Column two below includes length of time served with predecessor entities, if any.

                                   TRUSTEE AND/
NAME, YEAR OF BIRTH AND            OR OFFICER     PRINCIPAL OCCUPATION(S)                    OTHER DIRECTORSHIP(S)
POSITION(S) HELD WITH THE TRUST    SINCE          DURING PAST 5 YEARS                        HELD BY TRUSTEE
-------------------------------------------------------------------------------------------------------------------------------

   INTERESTED PERSONS
-------------------------------------------------------------------------------------------------------------------------------

   Robert H. Graham(1) -- 1946     1991           Director and Chairman, A I M Management    None
   Trustee, Vice Chair,                           Group Inc. (financial services holding
   Principal Executive Officer                    company); Director and Vice Chairman,
   and President                                  AMVESCAP PLC and Chairman, AMVESCAP
                                                  PLC -- AIM Division (parent of AIM and a
                                                  global investment management firm)
                                                  Formerly: President and Chief Executive
                                                  Officer, A I M Management Group Inc.;
                                                  Director, Chairman and President, A I M
                                                  Advisors, Inc. (registered investment
                                                  advisor); Director and Chairman, A I M
                                                  Capital Management, Inc. (registered
                                                  investment advisor), A I M Distributors,
                                                  Inc. (registered broker dealer), AIM
                                                  Investment Services, Inc., (registered
                                                  transfer agent), and Fund Management
                                                  Company (registered broker dealer); and
                                                  Chief Executive Officer, AMVESCAP
                                                  PLC -- Managed Products
-------------------------------------------------------------------------------------------------------------------------------

   Mark H. Williamson(2) -- 1951   2003           Director, President and Chief Executive    None
   Trustee and Executive Vice                     Officer, A I M Management Group Inc.
   President                                      (financial services holding company);
                                                  Director and President, A I M Advisors,
                                                  Inc. (registered investment advisor);
                                                  Director, A I M Capital Management, Inc.
                                                  (registered investment advisor) and
                                                  A I M Distributors, Inc. (registered
                                                  broker dealer); Director and Chairman,
                                                  AIM Investment Services, Inc.
                                                  (registered transfer agent), Fund
                                                  Management Company (registered broker
                                                  dealer) and INVESCO Distributors, Inc.
                                                  (registered broker dealer); and Chief
                                                  Executive Officer, AMVESCAP PLC -- AIM
                                                  Division (parent of AIM and a global
                                                  investment management firm)
                                                  Formerly: Director, Chairman, President
                                                  and Chief Executive Officer, INVESCO
                                                  Funds Group, Inc.; President and Chief
                                                  Executive Officer, INVESCO Distributors,
                                                  Inc.; Chief Executive Officer, AMVESCAP
                                                  PLC -- Managed Products; and Chairman,
                                                  AIM Advisors, Inc.
-------------------------------------------------------------------------------------------------------------------------------

   INDEPENDENT TRUSTEES
-------------------------------------------------------------------------------------------------------------------------------

   Bruce L. Crockett -- 1944       1992           Chairman, Crockett Technology Associates   ACE Limited (insurance company);
   Trustee and Chair                              (technology consulting company)            and Captaris, Inc. (unified
                                                                                             messaging provider)
-------------------------------------------------------------------------------------------------------------------------------

   Bob R. Baker -- 1936            2003           Retired                                    None
   Trustee
-------------------------------------------------------------------------------------------------------------------------------

   Frank S. Bayley -- 1939         2001           Retired                                    Badgley Funds, Inc. (registered
   Trustee                                                                                   investment company (2 portfolios))
                                                  Formerly: Partner, law firm of Baker &
                                                  McKenzie
-------------------------------------------------------------------------------------------------------------------------------

   James T. Bunch -- 1942          2003           Co-President and Founder, Green, Manning   None
   Trustee                                        & Bunch Ltd., (investment banking firm);
                                                  and Director, Policy Studies, Inc. and
                                                  Van Gilder Insurance Corporation
-------------------------------------------------------------------------------------------------------------------------------

   Albert R. Dowden -- 1941        2000           Director of a number of public and         None
   Trustee                                        private business corporations, including
                                                  the Boss Group Ltd. (private investment
                                                  and management); Cortland Trust, Inc.
                                                  (Chairman) (registered investment
                                                  company (3 portfolios)); Annuity and
                                                  Life Re (Holdings), Ltd. (insurance
                                                  company); and CompuDyne Corporation
                                                  (provider of products and services to
                                                  the public security market)
                                                  Formerly: Director, President and Chief
                                                  Executive Officer, Volvo Group North
                                                  America, Inc.; Senior Vice President, AB
                                                  Volvo; and director of various
                                                  affiliated Volvo companies
-------------------------------------------------------------------------------------------------------------------------------

   Edward K. Dunn, Jr. -- 1935     1998           Retired                                    None
   Trustee
-------------------------------------------------------------------------------------------------------------------------------

   Jack M. Fields -- 1952          1997           Chief Executive Officer, Twenty First      Administaff, and Discovery Global
   Trustee                                        Century Group, Inc. (government affairs    Education Fund (non-profit)
                                                  company); and Owner, Dos Angelos Ranch,
                                                  L.P.
                                                  Formerly: Chief Executive Officer,
                                                  Texana Timber LP (sustainable forestry
                                                  company)
-------------------------------------------------------------------------------------------------------------------------------

   Carl Frischling -- 1937         1991           Partner, law firm of Kramer Levin          Cortland Trust, Inc. (registered
   Trustee                                        Naftalis and Frankel LLP                   investment company (3 portfolios))
-------------------------------------------------------------------------------------------------------------------------------

   Gerald J. Lewis -- 1933         2003           Chairman, Lawsuit Resolution Services      General Chemical Group, Inc.
   Trustee                                        (San Diego, California)
-------------------------------------------------------------------------------------------------------------------------------

   Prema Mathai-Davis -- 1950      1998           Formerly: Chief Executive Officer, YWCA    None
   Trustee                                        of the USA
-------------------------------------------------------------------------------------------------------------------------------

(1) Mr. Graham is considered an interested person of the Trust because he is a director of AMVESCAP PLC, parent of the advisor to the Trust.
(2) Mr. Williamson is considered an interested person of the Trust because he is an officer and a director of the advisor to, and a director of the principal underwriter of, the Trust.

As of October 31, 2005




The address of each trustee and officer of AIM International Mutual Funds (the "Trust"), is 11 Greenway Plaza, Suite 100, Houston, Texas 77046. Each trustee oversees 109 portfolios in the AIM Funds complex. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust's organizational documents. Column two below includes length of time served with predecessor entities, if any.

                                   TRUSTEE AND/
NAME, YEAR OF BIRTH AND            OR OFFICER     PRINCIPAL OCCUPATION(S)                    OTHER DIRECTORSHIP(S)
POSITION(S) HELD WITH THE TRUST    SINCE          DURING PAST 5 YEARS                        HELD BY TRUSTEE
-------------------------------------------------------------------------------------------------------------------------------

   Lewis F. Pennock -- 1942        1981           Partner, law firm of Pennock & Cooper      None
   Trustee
-------------------------------------------------------------------------------------------------------------------------------

   Ruth H. Quigley -- 1935         2001           Retired                                    None
   Trustee
-------------------------------------------------------------------------------------------------------------------------------

   Larry Soll -- 1942              2003           Retired                                    None
   Trustee
-------------------------------------------------------------------------------------------------------------------------------

   Raymond Stickel,                2005           Retired                                    None
   Jr.(3) -- 1944
   Trustee
                                                  Formerly: Partner, Deloitte & Touche
-------------------------------------------------------------------------------------------------------------------------------

   OTHER OFFICERS
-------------------------------------------------------------------------------------------------------------------------------

   Lisa O. Brinkley -- 1959        2004           Senior Vice President, A I M Management    N/A
   Senior Vice President and                      Group Inc. (financial services holding
   Chief Compliance Officer                       company); Senior Vice President and
                                                  Chief Compliance Officer, A I M
                                                  Advisors, Inc.; Vice President and Chief
                                                  Compliance Officer, A I M Capital
                                                  Management, Inc. and Vice President,
                                                  A I M Distributors, Inc., AIM Investment
                                                  Services, Inc. and Fund Management
                                                  Company
                                                  Formerly: Senior Vice President and
                                                  Compliance Director, Delaware
                                                  Investments Family of Funds and Chief
                                                  Compliance Officer, A I M Distributors,
                                                  Inc.
-------------------------------------------------------------------------------------------------------------------------------

   Russell C. Burk -- 1958         2005           Formerly: Director of Compliance and       N/A
   Senior Vice President and                      Assistant General Counsel, ICON
   Senior Officer                                 Advisers, Inc.; Financial Consultant,
                                                  Merrill Lynch; General Counsel and
                                                  Director of Compliance, ALPS Mutual
                                                  Funds, Inc.
-------------------------------------------------------------------------------------------------------------------------------

   Kevin M. Carome -- 1956         2003           Director, Senior Vice President,           N/A
   Senior Vice President,                         Secretary and General Counsel, A I M
   Secretary and Chief Legal                      Management Group Inc. and A I M
   Officer                                        Advisors, Inc.; Director and Vice
                                                  President, INVESCO Distributors, Inc.;
                                                  Vice President, A I M Capital
                                                  Management, Inc., AIM Investment
                                                  Services, Inc. and Fund Management
                                                  Company; and Senior Vice President,
                                                  A I M Distributors, Inc.
                                                  Formerly: Senior Vice President and
                                                  General Counsel, Liberty Financial
                                                  Companies, Inc.; Senior Vice President
                                                  and General Counsel, Liberty Funds
                                                  Group, LLC; Vice President, A I M
                                                  Distributors, Inc.; and Director and
                                                  General Counsel, Fund Management Company
-------------------------------------------------------------------------------------------------------------------------------

   Robert G. Alley -- 1948         1994           Managing Director, Chief Fixed Income      N/A
   Vice President                                 Officer and Senior Investment Officer,
                                                  A I M Capital Management, Inc.; and Vice
                                                  President, A I M Advisors, Inc.
-------------------------------------------------------------------------------------------------------------------------------

   Sidney M. Dilgren -- 1961       2004           Vice President and Fund Treasurer, A I M   N/A
   Vice President, Principal                      Advisors, Inc.
   Financial Officer and
   Treasurer                                      Formerly: Senior Vice President, AIM
                                                  Investment Services, Inc.; and Vice
                                                  President, A I M Distributors, Inc.
-------------------------------------------------------------------------------------------------------------------------------

   J. Philip Ferguson -- 1945      2005           Senior Vice President and Chief            N/A
   Vice President                                 Investment Officer, A I M Advisors Inc.;
                                                  Director, Chairman, Chief Executive
                                                  Officer, President and Chief Investment
                                                  Officer, A I M Capital Management, Inc.;
                                                  Executive Vice President, A I M
                                                  Management Group Inc.
                                                  Formerly: Senior Vice President, AIM
                                                  Private Asset Management, Inc.; and
                                                  Chief Equity Officer, and Senior
                                                  Investment Officer, A I M Capital
                                                  Management, Inc.
-------------------------------------------------------------------------------------------------------------------------------

   Karen Dunn Kelley -- 1960       2004           Director of Cash Management, Managing      N/A
   Vice President                                 Director and Chief Cash Management
                                                  Officer, A I M Capital Management, Inc;
                                                  Director and President, Fund Management
                                                  Company; and Vice President, A I M
                                                  Advisors, Inc.
-------------------------------------------------------------------------------------------------------------------------------

(3) Mr. Stickel was elected as a trustee of the Trust effective October 1, 2005.

The Statement of Additional Information of the Trust includes additional information about the Fund's Trustees and is available upon request, without charge, by calling 1.800.959.4246.

OFFICE OF THE FUND            INVESTMENT ADVISOR       DISTRIBUTOR              AUDITORS
11 Greenway Plaza             A I M Advisors, Inc.     A I M Distributors,      PricewaterhouseCoopers
Suite 100                     11 Greenway Plaza        Inc.                     LLP
Houston, TX 77046-1173        Suite 100                11 Greenway Plaza        1201 Louisiana Street
                              Houston, TX 77046-1173   Suite 100                Suite 2900
                                                       Houston, TX 77046-1173   Houston, TX 77002-5678

COUNSEL TO THE FUND           COUNSEL TO THE           TRANSFER AGENT           CUSTODIAN
Ballard Spahr                 INDEPENDENT TRUSTEES     AIM Investment           State Street Bank and
Andrews & Ingersoll, LLP      Kramer, Levin, Naftalis  Services, Inc.           Trust Company
1735 Market Street            & Frankel LLP            P.O. Box 4739            225 Franklin Street
Philadelphia, PA 19103-7599   1177 Avenue of the       Houston, TX 77210-4739   Boston, MA 02110-2801
                              Americas
                              New York, NY 10036-2714

U.S. ESTATE TAX FOR NON-RESIDENT ALIEN SHAREHOLDERS (UNAUDITED)

The percentage of qualifying assets are not subject to the U.S. estate tax for the fiscal quarters ended January 31, 2005, April 30, 2005, July 31, 2005 and October 31, 2005 are 70.37%, 72.42%, 71.28% and 71.62%, respectively.

             DOMESTIC EQUITY                               SECTOR EQUITY                           AIM ALLOCATION SOLUTIONS

AIM Aggressive Growth Fund                   AIM Advantage Health Sciences Fund           AIM Conservative Allocation Fund
AIM Basic Balanced Fund*                     AIM Energy Fund                              AIM Growth Allocation Fund(2)
AIM Basic Value Fund                         AIM Financial Services Fund                  AIM Moderate Allocation Fund
AIM Blue Chip Fund                           AIM Global Health Care Fund                  AIM Moderate Growth Allocation Fund
AIM Capital Development Fund                 AIM Global Real Estate Fund                  AIM Moderately Conservative Allocation
AIM Charter Fund                             AIM Gold & Precious Metals Fund               Fund
AIM Constellation Fund                       AIM Leisure Fund
AIM Diversified Dividend Fund                AIM Multi-Sector Fund                                  DIVERSIFIED PORTFOLIOS
AIM Dynamics Fund                            AIM Real Estate Fund(1)
AIM Large Cap Basic Value Fund               AIM Technology Fund                          AIM Income Allocation Fund
AIM Large Cap Growth Fund                    AIM Utilities Fund                           AIM International Allocation Fund
AIM Mid Cap Basic Value Fund
AIM Mid Cap Core Equity Fund(1)                             FIXED INCOME
AIM Mid Cap Growth Fund
AIM Opportunities I Fund                     TAXABLE
AIM Opportunities II Fund
AIM Opportunities III Fund                   AIM Floating Rate Fund
AIM Premier Equity Fund                      AIM High Yield Fund
AIM S&P 500 Index Fund                       AIM Income Fund
AIM Select Equity Fund                       AIM Intermediate Government Fund
AIM Small Cap Equity Fund                    AIM Limited Maturity Treasury Fund
AIM Small Cap Growth Fund(1)                 AIM Money Market Fund
AIM Small Company Growth Fund                AIM Short Term Bond Fund
AIM Summit Fund                              AIM Total Return Bond Fund
AIM Trimark Endeavor Fund                    Premier Portfolio
AIM Trimark Small Companies Fund             Premier U.S.Government Money Portfolio
AIM Weingarten Fund

*Domestic equity and income fund             TAX-FREE

       INTERNATIONAL/GLOBAL EQUITY
                                             AIM High Income Municipal Fund(1)
AIM Asia Pacific Growth Fund                 AIM Municipal Bond Fund
AIM Developing Markets Fund                  AIM Tax-Exempt Cash Fund
AIM European Growth Fund                     AIM Tax-Free Intermediate Fund
AIM European Small Company Fund(1)           Premier Tax-Exempt Portfolio
AIM Global Aggressive Growth Fund
AIM Global Equity Fund                       =======================================================================================
AIM Global Growth Fund                       CONSIDER THE INVESTMENT OBJECTIVES, RISKS, AND CHARGES AND EXPENSES CAREFULLY. FOR THIS
AIM Global Value Fund                        AND OTHER INFORMATION ABOUT AIM FUNDS, OBTAIN A PROSPECTUS FROM YOUR FINANCIAL ADVISOR
AIM International Core Equity Fund           AND READ IT CAREFULLY BEFORE INVESTING.
AIM International Growth Fund                =======================================================================================
AIM International Small Company Fund(1)
AIM Trimark Fund

(1) This fund has limited public sales of its shares to certain investors. For more information on who may continue to invest in the fund, please see the appropriate prospectus.

(2) Effective April 29, 2005, AIM Aggressive Allocation Fund was renamed AIM Growth Allocation Fund.

   If used after January 20, 2006, this report must be accompanied by a Fund Performance & Commentary or by an AIM Quarterly Performance Review for the most recent quarter-end. Mutual funds distributed by A I M Distributors, Inc.

   A I M Management Group Inc. has provided leadership in the investment management industry since 1976 and manages $129 billion in assets. AIM is a subsidiary of AMVESCAP PLC, one of the world's largest independent financial services companies with $381 billion in assets under management. Data as of September 30, 2005.

AIMinvestments.com                  GLG-AR-1            A I M Distributors, Inc.


                                      YOUR GOALS. OUR SOLUTIONS.--Registered Trademark--
---------------------------------------------------------------------------------------
Mutual    Retirement    Annuities    College    Separately    Offshore    Cash            [AIM INVESTMENTS LOGO APPEARS HERE]
Funds     Products                   Savings    Managed       Products    Management           --Registered Trademark--
                                     Plans      Accounts
---------------------------------------------------------------------------------------

                                                   AIM INTERNATIONAL GROWTH FUND
                                 Annual Report to Shareholders o October 31,2005


                                 [COVER IMAGE]


 YOUR GOALS. OUR SOLUTIONS.                  [AIM INVESTMENTS LOGO APPEARS HERE]
  --Registered Trademark--                         --Registered Trademark--

AIM INTERNATIONAL GROWTH FUND SEEKS TO PROVIDE LONG-TERM GROWTH OF CAPITAL.

o Unless otherwise stated, information presented in this report is as of October 31, 2005, and is based on total net assets.

ABOUT SHARE CLASSES

o Class B shares are not available as an     o The unmanaged LIPPER INTERNATIONAL          by and is the exclusive property and a
investment for retirement plans              MULTI-CAP GROWTH FUND INDEX represents        service mark of Morgan Stanley Capital
maintained pursuant to Section 401 of        an average of the performance of the 10       International Inc. and Standard &
the Internal Revenue Code, including         largest international                         Poor's.
401(k) plans, money purchase pension         multi-capitalization growth funds
plans and profit sharing plans. Plans        tracked by Lipper, Inc., an independent       The Fund provides a complete list of its
that had existing accounts invested in       mutual fund performance monitor.              holdings four times in each fiscal
Class B shares prior to September 30,                                                      year, at the quarter-ends. For the second
2003, will continue to be allowed to         o The unmanaged Standard & Poor's             and fourth quarters, the lists appear in
make additional purchases.                   Composite Index of 500 Stocks (the S&P        the Fund's semiannual and annual reports
                                             500--Registered Trademark-- INDEX) is         to shareholders. For the first and third
o Class R shares are available only to       an index of common stocks frequently          quarters,the Fund files the lists with
certain retirement plans. Please see the     used as a general measure of U.S. stock       the Securities and Exchange Commission
prospectus for more information.             market performance.                           (SEC) on Form N-Q. The most recent list
                                                                                           of portfolio holdings is available at
PRINCIPAL RISKS OF INVESTING IN THE FUND     o The unmanaged MSCI WORLD INDEX is a         AIMinvestments.com. From our home
                                             group of global securities tracked by         page, click on Products &
o International investing presents           Morgan Stanley Capital International.         Performance, then Mutual Funds, then Fund
certain risks not associated with                                                          Overview. Select your Fund from the
investing solely in the United States.       o The Fund is not managed to track the        drop-down menu and click on Complete
These include risks relating to              performance of any particular index,          Quarterly Holdings. Shareholders can
fluctuations in the value of the U.S.        including the indexes defined here, and       also look up the Fund's Forms N-Q on the
dollar relative to the values of other       consequently, the performance of the          SEC's Web site at sec.gov. And copies of
currencies, the custody arrangements         Fund may deviate significantly from the       the Fund's Forms N-Q may be reviewed and
made for the Fund's foreign holdings,        performance of the indexes.                   copied at the SEC's Public Reference
differences in accounting, political                                                       Room at 450 Fifth Street, N.W.,
risks and the lesser degree of public        o A direct investment cannot be made in       Washington, D.C. 20549-0102. You can
information required to be provided by       an index. Unless otherwise indicated,         obtain information on the operation of
non-U.S. companies.                          index results include reinvested              the Public Reference Room, including
                                             dividends, and they do not reflect sales      information about duplicating fee
o Investing in emerging markets involves     charges. Performance of an index of           charges, by calling 202-942-8090 or
greater risk and potential reward than       funds reflects fund expenses;                 800-732-0330, or by electronic request at
investing in more established markets.       performance of a market index does not.       the following e-mail address:
                                                                                           publicinfo@sec.gov. The SEC file numbers
ABOUT INDEXES USED IN THIS REPORT            OTHER INFORMATION                             for the Fund are 811-06463 and 33-44611.

o The unmanaged MSCI Europe, Australasia     o The returns shown in management's           A description of the policies and
and the Far East Index (the MSCI             discussion of Fund performance are based      procedures that the Fund uses to
EAFE--Registered Trademark-- INDEX) is a     on net asset values calculated for            determine how to vote proxies relating
group of foreign securities tracked by       shareholder transactions. Generally           to portfolio securities is available
Morgan Stanley Capital International.        accepted accounting principles require        without charge, upon request, from our
                                             adjustments to be made to the net assets      Client Services department at
o The unmanaged MSCI EUROPE, AUSTRALASIA     of the Fund at period end for financial       800-959-4246 or on the AIM Web site,
AND THE FAR EAST GROWTH INDEX is a           reporting purposes, and as such, the net      AIMinvestments.com. On the home page,
subset of the unmanaged MSCI EAFE, which     asset values for shareholder                  scroll down and click on AIM Funds Proxy
represents the performance of foreign        transactions and the returns based on         Policy. The information is also
stocks tracked by Morgan Stanley Capital     those net asset values may differ from        available on the Securities and Exchange
International. The Growth portion            the net asset values and returns              Commission's Web site, sec.gov.
measures performance of companies with       reported in the Financial Highlights.
higher price/earnings ratios and higher                                                    Information regarding how the Fund voted
forecasted growth values.                    o Industry classifications used in this       proxies related to its portfolio
                                             report are generally according to the         securities during the 12 months ended
                                             Global Industry Classification Standard,      June 30, 2005, is available at our Web
                                             which was developed                           site. Go to AIMinvestments.com, access
                                                                                           the About Us tab, click on Required
                                                                                           Notices and then click on Proxy Voting
                                                                                           Activity. Next, select the Fund from the
                                                                                           drop-down menu. The information is also
                                                                                           available on the Securities and Exchange
                                                                                           Commission's Web site,sec.gov.

                                                                                           ========================================
                                                                                           FUND NASDAQ SYMBOLS

                                                                                           Class A Shares                     AIIEX
                                                                                           Class B Shares                     AIEBX
                                                                                           Class C Shares                     AIECX
                                                                                           Class R Shares                     AIERX
                                                                                           ========================================
=====================================================================================
THIS REPORT MUST BE ACCOMPANIED OR PRECEDED BY A CURRENTLY EFFECTIVE FUND
PROSPECTUS, WHICH CONTAINS MORE COMPLETE INFORMATION, INCLUDING SALES CHARGES AND
EXPENSES. INVESTORS SHOULD READ IT CAREFULLY BEFORE INVESTING.
=====================================================================================
NOT FDIC INSURED   MAY LOSE VALUE   NO BANK GUARANTEE

AIMINVESTMENTS.COM

AIM INTERNATIONAL GROWTH FUND



                    Dear Fellow AIM Funds Shareholders:

                       The fiscal year covered by this report was quite good to
                    equity investors. Domestically, the broad-based S&P 500
                    Index returned 8.72%. Globally, Morgan Stanley's MSCI World
   [GRAHAM          Index rose 13.27%. Much of this good performance, though,
    PHOTO]          was attained early in the fiscal year as virtually every
                    equity index declined during October of 2005. Concern about the inflationary potential of rising energy costs was frequently cited as a major cause of market weakness.

                       Within the indexes, there was considerable variability in
                    the performance of different sectors and markets.
                    Domestically, energy sector performance far outpaced that of the other sectors in the S&P 500 Index, reflecting rising
                    oil and gas prices. Overseas, emerging markets produced more
ROBERT H. GRAHAM    attractive results than did developed markets, at least in part because emerging markets tend to be more closely tied to the performance of natural resources and commodities.

                       One could make a strong argument for global
                    diversification of a stock portfolio using the performance data for the fiscal year ended October 31, 2005. Of course, your financial advisor is the person most qualified to help you decide whether such diversification is appropriate for you.

                       For a discussion of the specific market conditions that
  [WILLIAMSON       affected your Fund and how your Fund was managed during the
     PHOTO]         fiscal year, please turn to Page 3.

                    NEW INFORMATION IN THIS REPORT

                    We would like to call your attention to two new elements in this report. First, on Page 2, is a message from Bruce Crockett, the independent Chair of the Board of Trustees of the AIM Funds. We first introduced you to Mr. Crockett in
MARK H. WILLIAMSON  the annual report on your Fund dated October 31, 2004. Mr.
                    Crockett has been on our Funds' Board since 1992; he assumed his responsibilities as Chair in October 2004.

                       Mr. Crockett plans to keep AIM shareholders informed of
                    the work of the Board regularly via letters in the Fund reports. We certainly think this is a valuable addition to the reports. The Board is charged with looking out for the interests of shareholders, and Mr. Crockett's letter provides insight into some of the many issues the Board addresses in governing your Fund.

                       One of the most important decisions the Board makes each
                    year is whether to approve the advisory agreement your Fund has with AIM. Essentially, this agreement hires AIM to manage the assets in your Fund. A discussion of the factors the Board considered in reviewing the agreement is the second new element in the report, and we encourage you to read it. It appears on Pages 8 and 9.

                       Further information about the markets, your Fund, and
                    investing in general is always available on our widely acclaimed Web site, AIMinvestments.com. We invite you to visit it frequently.

                       We at AIM remain committed to building solutions to help
                    you meet your investment goals. We thank you for your continued participation in AIM Investments --Registered Trademark--. If you have any questions, please contact our award-winning Client Service representatives at 800-959-4246. We are happy to be of help.



                    Sincerely,

                    /s/ ROBERT H. GRAHAM              /s/ MARK H. WILLIAMSON


                    Robert H. Graham                  Mark H. Williamson
                    President & Vice Chair,           President, A I M Advisors,
                    AIM Funds                         Inc.

                    December 15, 2005

                    AIM Investments is a registered service mark of A I M Management Group Inc. A I M Advisors, Inc. and A I M Capital Management, Inc. are the investment advisors. A I M Distributors, Inc. is the distributor for the retail funds represented by AIM Investments.

AIM INTERNATIONAL GROWTH FUND



                    Dear AIM Funds Shareholders:

                    As independent Chair of the Board of Trustees of the AIM Funds, I'm writing to report on the work being done by your Board.

                       At our most recent meeting in June 2005, your Board
                    approved voluntary fee reductions from A I M Advisors, Inc.
   [CROCKETT        (AIM) that save shareholders approximately $20.8 million
     PHOTO]         annually, based on asset levels as of March 31, 2005. The
                    majority of these expense reductions, which took effect July
                    1, 2005, will be achieved by a permanent reduction to 0.25% of the Rule 12b-1 fees on Class A and Class A3 shares of those AIM Funds that previously charged these fees at a higher rate.

                       Our June meeting, which was the culmination of more than
                    two and one-half months of review and discussions, took
                    place over a three-day period. The meeting included your
BRUCE L. CROCKETT   Board's annual comprehensive evaluation of each fund's
                    advisory agreement with AIM. After this evaluation, in which questions about fees, performance and operations were addressed by AIM, your Board approved all advisory agreements for the year beginning July 1, 2005. You can find information on the factors considered and conclusions reached by your Board in its evaluation of each fund's advisory agreement at AIMinvestments.com. (Go to "Products &
                    Performance" and click on "Investment Advisory Agreement
                    Renewals.") The advisory agreement information about your Fund is also included in this annual report on Pages 8 and
                    9. I encourage you to review it.

                       Together with monitoring fund expenses, fund performance
                    is your Board's priority. Our initial goal is to work with AIM to bring about improvement in every AIM Fund that has been underperforming its category.

                       Your Board has a well-defined process and structure for
                    monitoring all funds and identifying and assisting AIM in improving underperforming funds. Our Investments Committee--which functions along with Audit, Governance, Valuation and Compliance Committees--is the only one of these five standing committees to include all 14 independent Board members. Further, our Investments Committee is divided into three underlying subcommittees, each responsible for, among other things, reviewing the performance, fees and expenses of the funds that have been assigned to it.

                       At subcommittee meetings, held throughout the year, the
                    performance of every AIM Fund is evaluated. If a fund has underperformed its peer group for a meaningful period, we work closely with AIM to discover the causes and help develop the right responses. In some cases, AIM may determine that a change in portfolio management strategy or portfolio managers is required. In other cases, where a fund no longer seems viable, it may be merged with a similar fund, being careful to consider the needs of all shareholders affected by the decision. Following AIM's recommendation and your Board's approval, eight funds were recently merged.

                       Be assured that your Board is working closely with the
                    management of AIM to help you reach your investment goals. Should you or your advisor have questions or comments about the governance of AIM Funds, I invite you to write to me at AIM Investments, AIM Investments Tower, 11 Greenway Plaza, Suite 100, Houston, TX 77046. Your Board looks forward to keeping you informed about the governance of your funds.



                    Sincerely,

                    /s/ BRUCE L. CROCKETT


                    Bruce L. Crockett
                    Independent Chair
                    On Behalf of the Board of Trustees
                    AIM Funds

                    December 15, 2005

AIM INTERNATIONAL GROWTH FUND


MANAGEMENT'S DISCUSSION                                                                     diversification benefit of international
OF FUND PERFORMANCE                                                                         investing.
=====================================================================================
PERFORMANCE SUMMARY                                                                            We seek to minimize stock-specific
                                             ========================================       risk by building a portfolio that holds
Foreign stocks outperformed U.S. equities    FUND VS. INDEXES                               a variety of companies.
for the third consecutive year. Given
this environment, we are pleased to once     Total returns, 10/31/04-10/31/05,                 We believe disciplined sell decisions
again reward shareholders with               excluding applicable sales charges. If         are a key determinant of successful
double-digit Fund performance. For           sales charges were included, returns           investing. We consider selling a stock
long-term Fund performance, please turn      would be lower.                                for any one of the following reasons:
to Pages 6 and 7.
                                             Class A Shares                    19.04%       o a company's fundamentals deteriorate
   As the table to the right                                                                or it posts disappointing earnings
illustrates, your Fund modestly              Class B Shares                    18.19
outperformed both its broad market and                                                      o a stock's price seems overvalued
style specific benchmarks. We attribute      Class C Shares                    18.17
this success to strong stock selection                                                      o a more attractive opportunity is
in outperforming markets/countries, such     Class R Shares                    18.79        presented
as Canada and Mexico, which are not
included in MSCI EAFE Index benchmarks.      MSCI EAFE Index                                MARKET CONDITIONS AND YOUR FUND
                                             (Broad Market Index)              18.09
                                                                                            Although most world markets posted
                                             MSCI EAFE Growth Index                         positive returns for the fiscal year,
                                             (Style-specific Index)            17.65        foreign equities were once again the
                                                                                            performance leaders. Despite a
                                             Lipper International Multi-Cap                 strengthening U.S. dollar, international
                                             Growth Fund Index                              stocks outperformed U.S. equities by
                                             (Peer Group Index)                22.15        more than a two-to-one margin when
                                                                                            calculated in U.S. dollars. In local
                                             SOURCE: LIPPER, INC.                           currency terms, foreign stocks outpaced
                                             ========================================       U.S. stocks three-to-one.
=====================================================================================
HOW WE INVEST

We believe that earnings drive stock         o high return on invested capital                 In Europe, markets rallied amid low
prices and that companies generating                                                        interest rates (the European Central
substantial, repeatable, above average       o reasonable prices with low valuations        Bank has kept rates at 2% for several
earnings growth should provide long-term                                                    years), attractive valuations compared
growth of capital.                              We use a systematic, stock-by stock         to U.S. stocks and corporate profits
                                             approach, focusing on strengths of             buoyed by restructuring and cost
Therefore, when selecting stocks for         individual companies, rather than sector       cutting. In Japan, stocks climbed to
your Fund we look for large- and mid-cap     or country trends. Our goal is a               levels not witnessed in several years as
foreign companies with the following         well-diversified, reasonably priced,           Japan's economy finally regained
attributes:                                  quality portfolio. We adhere to our            momentum. Japanese corporate earnings
                                             investment process regardless of the           also continued to
o accelerating earnings and revenues         macroeconomic environment.

o strong cash flow generation                   We do not hedge currencies because we
(dividends, share buybacks)                  believe currency exposure increases the
                                                                                                                        (continued)

========================================     ========================================      ========================================
PORTFOLIO COMPOSITION                        TOP 5 COUNTRIES*                              TOP 10 EQUITY HOLDINGS*

By sector                                    1. Japan                           14.1%       1. Total S.A. (France)             2.2%
                                             2. France                          13.8        2. Eni S.p.A. (Italy)              2.0
             [PIE CHART]                     3. United Kingdom                  11.3        3. BNP Paribas S.A. (France)       1.8
Consumer Discretionary             15.6%     4. Switzerland                      7.7        4. Anglo Irish Bank Corp. PLC
Industrials                        11.3%     5. Canada                           6.8           (Ireland)                       1.8
Consumer Staples                   10.9%                                                    5. Imperial Tobacco Group PLC
Energy                              9.9%                                                       (United Kingdom)                1.8
Information Technology              8.1%     TOTAL NET ASSETS           $1.9 BILLION        6. Vinci S.A. (France)             1.8
Health Care                         8.0%                                                    7. Syngenta A.G. (Switzerland)     1.7
Financials                         21.2%     TOTAL NUMBER OF HOLDINGS*           114        8. Infosys Technologies Ltd.
Money Market Funds Plus                                                                        (India)                         1.7
Other Assets Less Liabilities       2.4%                                                    9. Roche Holding A.G.
Utilities                           1.5%                                                       (Switzerland)                   1.7
Telecommunications Services         4.6%                                                   10. UBS A.G. (Switzerland)          1.6
Materials                           6.5%

The Fund's holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.

*Excluding money market fund holdings.
========================================     ========================================      ========================================

AIM INTERNATIONAL GROWTH FUND



improve, while Prime Minister Junichiro          Given strong Fund performance, we had
Koizumi's dramatic election victory           few detractors to report. Although U.K.                           CLAS G. OLSSON,
resonated well with investors.                holdings posted positive returns for the         [OLSSON          senior portfolio
                                              Fund, during the fiscal year U.K.                 PHOTO]          manager and head of
   Fund performance was broad-based with      markets were hindered by higher oil                               AIM's International
all regions registering positive              prices and a slowdown in private                                  Investment
returns. Our largest regional allocation      consumption. NEXT PLC, a long-time Fund       Management Unit, is lead manager of AIM
was in Europe. Strong stock selection         holding, declined due to slower retail        International Growth Fund with respect
helped us outperform our style-specific       growth in the U.K. as consumers               to the Fund's investments in Europe and
benchmark in Europe, although we              responded to interest rate hikes by the       Canada. Mr. Olsson joined AIM in 1994.
continued to be underweight in our            Bank of England in 2004. The downdraft        Mr. Olsson became a commissioned naval
exposure to the region. This allocation       in consumer spending finally caught up        officer at the Royal Swedish Naval
should not be construed as a bias             to the stock. Though we still believe         Academy in 1988. He also received a
against European stocks--we continue to       this is a top European company, we sold       B.B.A. from The University of Texas at
find very compelling investment               our position.                                 Austin.
opportunities there--but rather as an
indication of our flexibility in seeking      Foreign currency exchange
investment opportunities elsewhere.           also hindered Fund returns. Though some
                                              foreign currencies, including the                                 BARRETT K. SIDES,
   For instance, our holdings in Mexico,      Canadian dollar, Mexican peso and                  [SIDES         senior portfolio
Brazil and Canada, countries not part of      Brazilian real appreciated against the             PHOTO]         manager, is lead
our MSCI EAFE benchmarks, gave the Fund       dollar during the fiscal year, most did                           manager of AIM
a competitive edge. Latin American and        not. Most notably the euro, British                               International Growth
Canadian markets were supported by            pound and Japanese yen depreciated            Fund with respect to the Fund's
strong domestic demand and higher             against the dollar. As we do not hedge        investments in Asia Pacific and Latin
commodity prices. Canadian holdings in        currencies, Fund returns were dampened        America. He joined AIM in 1990. Mr.
particular benefited the portfolio; two       by this negative currency effect.             Sides graduated with a B.S. in economics
of our top performers were Canadian                                                         from Bucknell University. He also
energy companies.                             IN CLOSING                                    received a master's in international
                                                                                            business from the University of St.
   Sector performance was also                Performance of international stocks over      Thomas.
broad-based with every sector                 the last several years underscores the
registering double-digit returns. With        investment opportunities beyond U.S.                              SHUXIN CAO,
oil prices approaching $70 per barrel         borders. We believe our bottom-up                    [CAO         Chartered Financial
during the fiscal year, the energy            investment process allows us to build a             PHOTO]        Analyst, portfolio
sector benefited from a dramatic rise in      strong portfolio based on world class                             manager, is manager
commodity prices. Many of our top             companies from around the world. Given                            of AIM International
performing stocks were oil companies          our international focus, we believe your                          Growth Fund. He
including SUNCOR ENERGY INC. (Canada),        Fund can provide diversification              joined AIM in 1997. Mr. Cao graduated
CANADIAN NATURAL RESOURCES (Canada), ENI      opportunities beyond U.S. stocks as           from Tianjin Foreign Language Institute
S.p.A. (Italy) and TOTAL S.A. (France).       international stocks often trade at a         with a B.A. in English. He also received
These companies have strong earnings          discount to their U.S. peers. We are          an M.B.A. from Texas A&M University and
growth and underlying return on capital       pleased to again provide shareholders         is a Certified Public Accountant.
coupled with attractive valuations-           with positive Fund returns for the
-characteristics we believe can lead to       fiscal year. Thank you for your                                   MATTHEW W. DENNIS,
strong long-term performance.                 continued participation in AIM                    [DENNIS         Chartered Financial
                                              International Growth Fund.                         PHOTO]         Analyst, portfolio
   Our bottom-up investment approach,                                                                           manager, is manager
focusing on individual companies,             THE VIEWS AND OPINIONS EXPRESSED IN                               of AIM International
enabled us to outperform our benchmark        MANAGEMENT'S DISCUSSION OF FUND               Growth Fund. He has been in the
in most sectors including energy,             PERFORMANCE ARE THOSE OF A I M ADVISORS,      investment business since 1994. Mr.
consumer discretionary, consumer              INC. THESE VIEWS AND OPINIONS ARE             Dennis received a B.A. in economics from
staples, industrials, information             SUBJECT TO CHANGE AT ANY TIME BASED ON        The University of Texas at Austin. He
technology and telecommunication              FACTORS SUCH AS MARKET AND ECONOMIC           also earned an M.S. in finance from
services.                                     CONDITIONS. THESE VIEWS AND OPINIONS MAY      Texas A&M University.
                                              NOT BE RELIED UPON AS INVESTMENT ADVICE
   Although our financial holdings            OR RECOMMENDATIONS, OR AS AN OFFER FOR A                          JASON T. HOLZER,
performed well, our lack of exposure to       PARTICULAR SECURITY. THE INFORMATION IS            [HOLZER        Chartered Financial
select banks in Japan--many of which          NOT A COMPLETE ANALYSIS OF EVERY ASPECT             PHOTO]        Analyst, senior
were restructuring candidates that did        OF ANY MARKET, COUNTRY, INDUSTRY,                                 portfolio manager,
not fit our investment criteria--held         SECURITY OR THE FUND. STATEMENTS OF FACT                          is portfolio manager
back comparative sector returns. We also      ARE FROM SOURCES CONSIDERED RELIABLE,         of AIM International Growth Fund. Mr.
had less exposure to Japanese                 BUT A I M ADVISORS, INC. MAKES NO             Holzer joined AIM in 1996. He received a
investments than our style-specific           REPRESENTATION OR WARRANTY AS TO THEIR        B.A. in quantitative economics and an
benchmark, hindering comparative              COMPLETENESS OR ACCURACY. ALTHOUGH            M.S. in engineering-economic systems
performance.                                  HISTORICAL PERFORMANCE IS NO GUARANTEE        from Stanford University.
                                              OF FUTURE RESULTS, THESE INSIGHTS MAY
                                              HELP YOU UNDERSTAND OUR INVESTMENT            Assisted by Asia/Latin America Team and
                                              MANAGEMENT PHILOSOPHY.                        EUROPE/CANADA TEAM

                                                SEE important Fund and index                                  [RIGHT ARROW GRAPHIC]
                                                disclosures inside front cover.
                                                                                               FOR A PRESENTATION OF YOUR FUND'S
                                                                                               LONG-TERM PERFORMANCE,PLEASE SEE
                                                                                               PAGES 6 AND 7.

AIM INTERNATIONAL GROWTH FUND


CALCULATING YOUR ONGOING FUND EXPENSES

EXAMPLE

As a shareholder of the Fund, you incur      to estimate the expenses that you paid           The hypothetical account values and
two types of costs: (1) transaction          over the period. Simply divide your           expenses may not be used to estimate the
costs, which may include sales charges       account value by $1,000 (for example, an      actual ending account balance or
(loads) on purchase payments; contingent     $8,600 account value divided by $1,000 =      expenses you paid for the period. You
deferred sales charges on redemptions;       8.6), then multiply the result by the         may use this information to compare the
and redemption fees, if any; and (2)         number in the table under the heading         ongoing costs of investing in the Fund
ongoing costs, including management          entitled "Actual Expenses Paid During         and other funds. To do so, compare this
fees; distribution and/or service fees       Period" to estimate the expenses you          5% hypothetical example with the 5%
(12b-1); and other Fund expenses. This       paid on your account during this period.      hypothetical examples that appear in the
example is intended to help you                                                            shareholder reports of the other funds.
understand your ongoing costs (in            HYPOTHETICAL EXAMPLE FOR COMPARISON
dollars) of investing in the Fund and to     PURPOSES                                         Please note that the expenses shown
compare these costs with ongoing costs                                                     in the table are meant to highlight your
of investing in other mutual funds. The      The table below also provides                 ongoing costs only and do not reflect
example is based on an investment of         information about hypothetical account        any transactional costs, such as sales
$1,000 invested at the beginning of the      values and hypothetical expenses based        charges (loads) on purchase payments,
period and held for the entire period        on the Fund's actual expense ratio and        contingent deferred sales charges on
May 1, 2005, through October 31, 2005.       an assumed rate of return of 5% per year      redemptions, and redemption fees, if
                                             before expenses, which is not the Fund's      any. Therefore, the hypothetical
ACTUAL EXPENSES                              actual return. The Fund's actual              information is useful in comparing
                                             cumulative total returns at net asset         ongoing costs only, and will not help
The table below provides information         value after expenses for the six months       you determine the relative total costs
about actual account values and actual       ended October 31, 2005, appear in the         of owning different funds. In addition,
expenses. You may use the information in     table "Cumulative Total Returns" on Page      if these transactional costs were
this table, together with the amount you     7.                                            included, your costs would have been
invested,                                                                                  higher.

====================================================================================================================================
                                                      ACTUAL                                HYPOTHETICAL
                                                                                 (5% ANNUAL RETURN BEFORE EXPENSES)

                   BEGINNING              ENDING               EXPENSES              ENDING              EXPENSES         ANNUALIZED
  SHARE          ACCOUNT VALUE         ACCOUNT VALUE          PAID DURING         ACCOUNT VALUE         PAID DURING        EXPENSE
  CLASS            (5/01/05)           (10/31/05)(1)         PERIOD(2),(3)         (10/31/05)          PERIOD(2),(4)        RATIO
    A            $  1,000.00           $  1,103.00           $      8.69          $  1,016.94          $      8.34          1.64%
    B               1,000.00              1,099.10                 12.54             1,013.26                12.03          2.37
    C               1,000.00              1,099.00                 12.54             1,013.26                12.03          2.37
    R               1,000.00              1,101.80                  9.91             1,015.78                 9.50          1.87


(1) The actual ending account value is based on the actual total return of the Fund for the period May 1, 2005, through October 31,
    2005, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund's expense ratio and a hypothetical annual return of 5% before expenses. The Fund's actual cumulative total returns at net asset value after expenses for the six months ended October 31, 2005, appear in the table "Cumulative Total Returns" on Page 7.


(2) Expenses are equal to the Fund's annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half year. Effective on July 1, 2005, the distributor contractually agreed to reduce rule 12b-1 plan fees for Class A shares to 0.25%. The annualized expense ratio restated as if this agreement had been in effect throughout the entire most recent fiscal half year is 1.62% for the Class A shares.

(3) The actual expenses paid restated as if the changes discussed above had been in effect throughout the entire most recent fiscal half year are $8.59 for Class A shares.

(4) The hypothetical expenses paid restated as if the changes discussed above had been in effect throughout the entire most recent fiscal half year are $8.24 for Class A shares.
====================================================================================================================================


                                       [ARROW
                                       BUTTON         For More Information Visit
                                       IMAGE]             AIMinvestments.com

AIM INTERNATIONAL GROWTH FUND



YOUR FUND'S LONG-TERM PERFORMANCE


   RESULTS OF A $10,000 INVESTMENT

   Fund data from 4/7/92,index data from 3/31/92


                                [MOUNTAIN CHART]


===========================================================================

 DATE      AIM INTERNATIONAL GROWTH      MSCI EAFE       MSCI EAFE
            FUND-CLASS A SHARES         GROWTH INDEX      INDEX
 3/31/92             $9450                 $10000         $10000
    4/92              9710                   9777          10047
    5/92             10293                  10508          10720
    6/92             10185                  10042          10211
    7/92              9796                   9884           9950
    8/92              9959                  10658          10574
    9/92              9775                  10437          10365
   10/92              9602                   9895           9822
   11/92              9634                  10034           9914
   12/92              9702                  10046           9965
    1/93              9723                   9955           9964
    2/93              9940                  10239          10265
    3/93             10524                  10966          11160
    4/93             11034                  11852          12219
    5/93             11369                  12201          12477
    6/93             11142                  12091          12282
    7/93             11445                  12444          12712
    8/93             12289                  13079          13399
    9/93             12420                  12760          13097
   10/93             13189                  13163          13501
   11/93             12810                  11872          12320
   12/93             14144                  12572          13210
    1/94             14739                  13517          14327
    2/94             14284                  13415          14287
    3/94             13525                  12755          13672
    4/94             13981                  13281          14252
    5/94             13851                  13126          14170
    6/94             13633                  13251          14370
    7/94             14154                  13367          14509
    8/94             14555                  13670          14852
    9/94             14197                  13214          14384
   10/94             14630                  13584          14863
   11/94             13762                  12973          14149
   12/94             13670                  13140          14238
    1/95             12892                  12636          13691
    2/95             13220                  12632          13651
    3/95             13705                  13426          14503
    4/95             14134                  14020          15048
    5/95             14460                  13859          14869
    6/95             14709                  13572          14608
    7/95             15521                  14437          15518
    8/95             15204                  13830          14926
    9/95             15486                  14146          15217
   10/95             15396                  13764          14808
   11/95             15453                  14143          15220
   12/95             15913                  14635          15833
    1/96             16295                  14645          15898
    2/96             16631                  14696          15952
    3/96             16920                  15049          16291
    4/96             17465                  15413          16764
    5/96             17545                  15091          16456
    6/96             17905                  15144          16549
    7/96             17024                  14654          16065
    8/96             17419                  14668          16100
    9/96             17895                  15070          16528
   10/96             17825                  14945          16359
   11/96             18659                  15423          17010
   12/96             18929                  15142          16791
    1/97             18882                  14511          16203
    2/97             19097                  14735          16468
    3/97             18943                  14823          16528
    4/97             18895                  14971          16615
    5/97             20029                  15851          17697
    6/97             21069                  16773          18673
    7/97             21892                  17174          18975
    8/97             20007                  15849          17558
    9/97             21726                  16897          18541
   10/97             19864                  15298          17116
   11/97             19876                  15265          16942
   12/97             20011                  15461          17089
    1/98             20203                  16160          17871
    2/98             21581                  17232          19018
    3/98             22960                  17465          19603
    4/98             23295                  17640          19758
    5/98             23715                  17516          19662
    6/98             23739                  17758          19811
    7/98             24147                  17838          20012
    8/98             20802                  15922          17533
    9/98             20264                  15474          16995
   10/98             21078                  17044          18767
   11/98             21953                  17868          19728
   12/98             22697                  18894          20507
    1/99             22965                  18993          20446
    2/99             21916                  18376          19959
    3/99             22282                  18625          20792
    4/99             23001                  18815          21634
    5/99             22159                  17998          20520
    6/99             23573                  18695          21320
    7/99             24049                  19054          21954
    8/99             24073                  19161          22034
    9/99             24598                  19465          22256
   10/99             26502                  20508          23090
   11/99             30003                  22010          23892
   12/99             35200                  24460          26036
    1/00             32771                  23084          24382
    2/00             36074                  24364          25038
    3/00             34959                  24821          26009
    4/00             32138                  23181          24640
    5/00             30200                  21745          24038
    6/00             31580                  22521          24978
    7/00             30794                  21110          23931
    8/00             31998                  21334          24139
    9/00             29352                  19922          22963
   10/00             27338                  19001          22421
   11/00             25034                  18124          21580
   12/00             26153                  18464          22347
    1/01             26535                  18412          22336
    2/01             23536                  16542          20661
    3/01             21886                  15397          19284
    4/01             23140                  16452          20624
    5/01             22800                  15789          19896
    6/01             22554                  15022          19083
    7/01             22035                  14658          18735
    8/01             21244                  13989          18261
    9/01             19228                  12665          16411
   10/01             19691                  13169          16831
   11/01             19910                  13845          17452
   12/01             20304                  13926          17555
    1/02             19486                  13175          16623
    2/02             19732                  13352          16739
    3/02             20562                  13922          17726
    4/02             20589                  13933          17762
    5/02             20820                  13961          17987
    6/02             20384                  13601          17271
    7/02             18395                  12151          15566
    8/02             18408                  12057          15530
    9/02             16473                  11008          13863
   10/02             17290                  11630          14608
   11/02             17589                  11972          15271
   12/02             17412                  11694          14757
    1/03             16745                  11115          14141
    2/03             16514                  10876          13816
    3/03             16268                  10761          13545
    4/03             17236                  11693          14873
    5/03             18258                  12297          15774
    6/03             18639                  12511          16155
    7/03             18747                  12675          16546
    8/03             19047                  12907          16946
    9/03             19483                  13344          17468
   10/03             20750                  14111          18557
   11/03             21132                  14441          18969
   12/03             22252                  15435          20451
    1/04             22962                  15736          20740
    2/04             23588                  16034          21219
    3/04             23520                  16047          21339
    4/04             23014                  15648          20856
    5/04             23191                  15608          20900
    6/04             23532                  15817          21385
    7/04             22782                  15174          20691
    8/04             22959                  15191          20782
    9/04             23846                  15566          21325
   10/04             24788                  16087          22052
   11/04             26314                  17195          23559
   12/04             27459                  17924          24592
    1/05             27009                  17510          24141
    2/05             28222                  18212          25184
    3/05             27581                  17765          24551
    4/05             26748                  17422          23974
    5/05             26967                  17474          23986
    6/05             27636                  17614          24304
    7/05             28808                  18151          25049
    8/05             29776                  18672          25682
    9/05             30484                  19458          26826
   10/05             29518                  18926          26042

===========================================================================

                                                             SOURCE: LIPPER,INC.

The data shown in the chart include             This chart, which is a logarithmic
reinvested distributions, applicable         chart, presents the fluctuations in the
sales charges, Fund expenses and             value of the Fund and its indexes. We
management fees. Index results include       believe that a logarithmic chart is more
reinvested dividends, but they do not        effective than other types of charts in
reflect sales charges. Performance of an     illustrating changes in value during the
index of funds reflects fund expenses        early years shown in the chart. The
and management fees; performance of a        vertical axis, the one that indicates
market index does not. Performance shown     the dollar value of an investment, is
in the chart and table(s) does not           constructed with each segment
reflect deduction of taxes a shareholder     representing a percent change in the
would pay on Fund distributions or sale      value of the investment. In this chart,
of Fund shares. Performance of the           each segment represents a doubling, or
indexes does not reflect the effects of      100% change, in the value of the
taxes.                                       investment. In other words, the space
                                             between $5,000 and $10,000 is the same
                                             size as the space between $10,000 and
                                             $20,000, is the same space between
                                             $20,000 and $40,000.

AIM INTERNATIONAL GROWTH FUND

========================================     ========================================      ========================================
AVERAGE ANNUAL TOTAL RETURNS                 AVERAGE ANNUAL TOTAL RETURNS                  CUMULATIVE TOTAL RETURNS

As of 10/31/05, including applicable         As of 9/30/05, most recent calendar           6 months ended 10/31/05, excluding
sales charges                                quarter-end, including applicable sales       applicable sales charges
                                             charges
CLASS A SHARES                                                                             Class A Shares                    10.30%
Inception (4/7/92)                 8.31%     CLASS A SHARES                                Class B Shares                     9.91
10 Years                           6.13      Inception (4/7/92)                 8.62%      Class C Shares                     9.90
 5 Years                           0.40      10 Years                           6.41       Class R Shares                    10.18
 1 Year                           12.48       5 Years                          -0.36       ========================================
                                              1 Year                           20.81
CLASS B SHARES
Inception (9/15/94)                5.99%     CLASS B SHARES
10 Years                           6.09      Inception (9/15/94)                6.35%
 5 Years                           0.45      10 Years                           6.37
 1 Year                           13.19       5 Years                          -0.31
                                              1 Year                           22.03
CLASS C SHARES
Inception (8/4/97)                 3.18%     CLASS C SHARES
 5 Years                           0.84      Inception (8/4/97)                 3.64%
 1 Year                           17.17       5 Years                           0.07
                                              1 Year                           26.00
CLASS R SHARES
10 Years                           6.47%     CLASS R SHARES
 5 Years                           1.27      10 Years                           6.76%
 1 Year                           18.79       5 Years                           0.50
                                              1 Year                           27.59
========================================     ========================================

CLASS R SHARES' INCEPTION DATE IS JUNE       PERFORMANCE FIGURES REFLECT REINVESTED        SHARES IS 1% FOR THE FIRST YEAR AFTER
3, 2002. RETURNS SINCE THAT DATE ARE         DISTRIBUTIONS, CHANGES IN NET ASSET           PURCHASE. CLASS R SHARES DO NOT HAVE A
HISTORICAL RETURNS. ALL OTHER RETURNS        VALUE AND THE EFFECT OF THE MAXIMUM           FRONT-END SALES CHARGE; RETURNS SHOWN
ARE BLENDED RETURNS OF HISTORICAL CLASS      SALES CHARGE UNLESS OTHERWISE STATED.         ARE AT NET ASSET VALUE AND DO NOT
R SHARE PERFORMANCE AND RESTATED CLASS A     INVESTMENT RETURN AND PRINCIPAL VALUE         REFLECT A 0.75% CDSC THAT MAY BE IMPOSED
SHARE PERFORMANCE (FOR PERIODS PRIOR TO      WILL FLUCTUATE SO THAT YOU MAY HAVE A         ON A TOTAL REDEMPTION OF RETIREMENT PLAN
THE INCEPTION DATE OF CLASS R SHARES) AT     GAIN OR LOSS WHEN YOU SELL SHARES.            ASSETS WITHIN THE FIRST YEAR.
NET ASSET VALUE, ADJUSTED TO REFLECT THE
HIGHER RULE 12B-1 FEES APPLICABLE TO            CLASS A SHARE PERFORMANCE REFLECTS            THE PERFORMANCE OF THE FUND'S SHARE
CLASS R SHARES.                              THE MAXIMUM 5.50% SALES CHARGE, AND           CLASSES WILL DIFFER DUE TO DIFFERENT
                                             CLASS B AND CLASS C SHARE PERFORMANCE         SALES CHARGE STRUCTURES AND CLASS
   THE PERFORMANCE DATA QUOTED REPRESENT     REFLECTS THE APPLICABLE CONTINGENT            EXPENSES.
PAST PERFORMANCE AND CANNOT GUARANTEE        DEFERRED SALES CHARGE (CDSC) FOR THE
COMPARABLE FUTURE RESULTS; CURRENT           PERIOD INVOLVED. THE CDSC ON CLASS B             A REDEMPTION FEE OF 2% WILL BE
PERFORMANCE MAY BE LOWER OR HIGHER.          SHARES DECLINES FROM 5% BEGINNING AT THE      IMPOSED ON CERTAIN REDEMPTIONS OR
PLEASE VISIT AIMINVESTMENTS.COM FOR THE      TIME OF PURCHASE TO 0% AT THE BEGINNING       EXCHANGES OUT OF THE FUND WITHIN 30 DAYS
MOST RECENT MONTH-END PERFORMANCE.           OF THE SEVENTH YEAR. THE CDSC ON CLASS C      OF PURCHASE. EXCEPTIONS TO THE
                                                                                           REDEMPTION FEE ARE LISTED IN THE FUND'S
                                                                                           PROSPECTUS.

AIM INTERNATIONAL GROWTH FUND


APPROVAL OF INVESTMENT ADVISORY AGREEMENT AND
SUMMARY OF INDEPENDENT WRITTEN FEE EVALUATION

The Board of Trustees of AIM                  o The quality of services to be provided     company separate accounts with
International Mutual Funds (the "Board")      by AIM. The Board reviewed the               investment strategies comparable to
oversees the management of AIM                credentials and experience of the            those of the Fund; (ii) was lower than
International Growth Fund (the "Fund")        officers and employees of AIM who will       the advisory fee rates for a offshore
and, as required by law, determines           provide investment advisory services to      fund for which an AIM affiliate serves
annually whether to approve the               the Fund. In reviewing the                   as advisor with investment strategies
continuance of the Fund's advisory            qualifications of AIM to provide             comparable to those of the Fund; and
agreement with A I M Advisors, Inc.           investment advisory services, the            (iii) was higher than the advisory fee
("AIM"). Based upon the recommendation        Board reviewed the qualifications of         rates for nine separately managed wrap
of the Investments Committee of the           AIM's investment personnel and               accounts managed by an AIM affiliate
Board, which is comprised solely of           considered such issues as AIM's              with investment strategies comparable to
independent trustees, at a meeting held       portfolio and product review process,        those of the Fund. The Board noted that
on June 30, 2005, the Board, including        various back office support functions        AIM has agreed to waive advisory fees of
all of the independent trustees,              provided by AIM and AIM's equity and         the Fund and to limit the Fund's total
approved the continuance of the advisory      fixed income trading operation. Based on     operating expenses, as discussed below.
agreement (the "Advisory Agreement")          the review of these and other factors,       Based on this review, the Board
between the Fund and AIM for another          the Board concluded that the quality of      concluded that the advisory fee rate for
year, effective July 1, 2005.                 services to be provided by AIM was           the Fund under the Advisory Agreement
                                              appropriate and that AIM currently is        was fair and reasonable.
   The Board considered the factors           providing satisfactory services in
discussed below in evaluating the             accordance with the terms of the
fairness and reasonableness of the            Advisory Agreement.                          o Fees relative to those of comparable
Advisory Agreement at the meeting on                                                       funds with other advisors. The Board
June 30, 2005 and as part of the Board's      o The performance of the Fund relative       reviewed the advisory fee rate for the
ongoing oversight of the Fund. In their       to comparable funds. The Board               Fund under the Advisory Agreement. The
deliberations, the Board and the inde-        reviewed the performance of the Fund         Board compared effective contractual
pendent trustees did not identify any         during the past one, three and five          advisory fee rates at a common asset
particular factor that was controlling,       calendar years against the performance       level and noted that the Fund's rate was
and each trustee attributed different         of funds advised by other advisors with      comparable to the median rate of the
weights to the various factors.               investment strategies comparable to          funds advised by other advisors with
                                              those of the Fund. The Board noted that      investment strategies comparable to
   One of the responsibilities of the         the Fund's performance for the one and       those of the Fund that the Board
Senior Officer of the Fund, who is            three year periods was above the median      reviewed. The Board noted that AIM has
independent of AIM and AIM's affili-          performance of such comparable funds and     agreed to waive advisory fees of the
ates, is to manage the process by which       below such median performance for the        Fund and to limit the Fund's total
the Fund's proposed management fees are       five year period. Based on this review,      operating expenses, as discussed below.
negotiated to ensure that they are            the Board concluded that no changes          Based on this review, the Board
negotiated in a manner which is at arm's      should be made to the Fund and that it       concluded that the advisory fee rate for
length and reasonable. To that end, the       was not necessary to change the Fund's       the Fund under the Advisory Agreement
Senior Officer must either supervise a        portfolio management team at this time.      was fair and reasonable.
competitive bidding process or prepare
an independent written evaluation. The        o The performance of the Fund relative       o Expense limitations and fee waivers.
Senior Officer has recommended an             to indices. The Board reviewed the           The Board noted that AIM has
independent written evaluation in lieu        performance of the Fund during the past      contractually agreed to waive advisory
of a competitive bidding process and,         one, three and five calendar years           fees of the Fund through December 31,
upon the direction of the Board, has          against the performance of the Lipper        2009 to the extent necessary so that the
prepared such an independent written          International Multi-Cap Growth Index.        advisory fees payable by the Fund do not
evaluation. Such written evaluation also      The Board noted that the Fund's              exceed a specified maximum advisory
considered certain of the factors             performance in for the one and three         fee rate, which maximum rate includes
discussed below. In addition, as              year periods was above the performance       breakpoints and is based on net asset
discussed below, the Senior Officer made      of such Index and comparable to such         levels. The Board considered the
certain recommendations to the Board in       Index for the five year period. Based on     contractual nature of this fee waiver
connection with such written evaluation.      this review, the Board concluded that no     and noted that it remains in effect
                                              changes should be made to the Fund and       until December 31, 2009. The Board noted
   The discussion below serves as a           that it was not necessary to change the      that AIM has contractually agreed to
summary of the Senior Officer's               Fund's portfolio management team at          waive fees and/or limit expenses of the
independent written evaluation and            this time.                                   Fund through October 31, 2005 in an
recommendations to the Board in                                                            amount equal to 0.05% of assets in
connection therewith, as well as a            o Meeting with the Fund's portfolio          excess of $500 million. The Board
discussion of the material factors and        managers and investment personnel. With      considered the contractual nature of
the conclusions with respect thereto          respect to the Fund, the Board is            this fee waiver/expense limitation and
that formed the basis for the Board's         meeting periodically with such Fund's        noted that it remains in effect until
approval of the Advisory Agreement.           portfolio managers and/or other              October 31, 2005. The Board considered
After consideration of all of the             investment personnel and believes that       the effect this fee waiver/expense
factors below and based on its informed       such individuals are competent and able      limitation would have on the Fund's
business judgment, the Board determined       to continue to carry out their               estimated expenses and concluded that
that the Advisory Agreement is in the         responsibilities under the Advisory          the levels of fee waivers/expense limi-
best interests of the Fund and its            Agreement.                                   tations for the Fund were fair and
shareholders and that the compensation                                                     reasonable.
to AIM under the Advisory Agreement is        o Overall performance of AIM. The Board
fair and reasonable and would have been       considered the overall performance of        o Breakpoints and economies of scale.
obtained through arm's length                 AIM in providing investment advisory and     The Board reviewed the structure of the
negotiations.                                 portfolio administrative services to the     Fund's advisory fee under the Advisory
                                              Fund and concluded that such performance     Agreement, noting that it includes one
o The nature and extent of the advisory       was satisfactory.                            breakpoint. The Board reviewed the level
services to be provided by AIM. The                                                        of the Fund's advisory fees, and noted
Board reviewed the services to be             o Fees relative to those of clients of       that such fees, as a percentage of the
provided by AIM under the Advisory            AIM with comparable investment               Fund's net assets, have decreased as net
Agreement. Based on such review, the          strategies. The Board reviewed the           assets increased because the Advisory
Board concluded that the range of             advisory fee rate for the Fund under the     Agreement includes a breakpoint. The
services to be provided by AIM under the      Advisory Agreement. The Board noted that     Board noted that AIM has contractually
Advisory Agreement was appropriate and        this rate (i) was higher than the            agreed to waive advisory fees of the
that AIM currently is providing services      advisory fee rate for a variable insur-      Fund through December 31, 2009 to the
in accordance with the terms of the           ance fund advised by AIM and offered to      extent necessary so that the
Advisory Agreement.                           insurance

AIM INTERNATIONAL GROWTH FUND


advisory fees payable by the Fund do not     o Profitability of AIM and its                o Other factors and current trends. In
exceed a specified maximum advisory fee      affiliates. The Board reviewed                determining whether to continue the
rate, which maximum rate includes            information concerning the profitability      Advisory Agreement for the Fund, the
breakpoints and is based on net asset        of AIM's (and its affiliates')                Board considered the fact that AIM,
levels. The Board concluded that the         investment advisory and other activities      along with others in the mutual fund
Fund's fee levels under the Advisory         and its financial condition. The Board        industry, is subject to regulatory
Agreement therefore reflect economies of     considered the overall profitability of       inquiries and litigation related to a
scale and that it was not necessary to       AIM, as well as the profitability of AIM      wide range of issues. The Board also
change the advisory fee breakpoints in       in connection with managing the Fund.         considered the governance and
the Fund's advisory fee schedule.            The Board noted that AIM's operations         compliance reforms being undertaken by
                                             remain profitable, although increased         AIM and its affiliates, including
o Investments in affiliated money market     expenses in recent years have reduced         maintaining an internal controls
funds. The Board also took into account      AIM's profitability. Based on the review      committee and retaining an independent
the fact that uninvested cash and cash       of the profitability of AIM's and its         compliance consultant, and the fact that
collateral from securities lending           affiliates' investment advisory and           AIM has undertaken to cause the Fund to
arrangements (collectively, "cash            other activities and its financial            operate in accordance with certain
balances") of the Fund may be invested       condition, the Board concluded that the       governance policies and practices. The
in money market funds advised by AIM         compensation to be paid by the Fund to        Board concluded that these actions
pursuant to the terms of an SEC              AIM under its Advisory Agreement was not      indicated a good faith effort on the
exemptive order. The Board found that        excessive.                                    part of AIM to adhere to the highest
the Fund may realize certain benefits                                                      ethical standards, and determined that
upon investing cash balances in AIM          o Benefits of soft dollars to AIM. The        the current regulatory and litigation
advised money market funds, including a      Board considered the benefits realized        environment to which AIM is subject
higher net return, increased liquidity,      by AIM as a result of brokerage               should not prevent the Board from
increased diversification or decreased       transactions executed through "soft           continuing the Advisory Agreement for
transaction costs. The Board also found      dollar" arrangements. Under these             the Fund.
that the Fund will not receive reduced       arrangements, brokerage commissions paid
services if it invests its cash balances     by the Fund and/or other funds advised
in such money market funds. The Board        by AIM are used to pay for research and
noted that, to the extent the Fund           execution services. This research is
invests in affiliated money market           used by AIM in making investment
funds, AIM has voluntarily agreed to         decisions for the Fund. The Board
waive a portion of the advisory fees it      concluded that such arrangements were
receives from the Fund attributable to       appropriate.
such investment. The Board noted that,
to the extent the Fund invests in            o AIM's financial soundness in light of
affiliated money market funds, AIM has       the Fund's needs. The Board considered
voluntarily agreed to waive a portion        whether AIM is financially sound and has
of the advisory fees it receives from        the resources necessary to perform its
the Fund attributable to such invest-        obligations under the Advisory
ment. The Board further determined that      Agreement, and concluded that AIM has
the proposed securities lending program      the financial resources necessary to
and related procedures with respect to       fulfill its obligations under the
the lending Fund is in the best              Advisory Agreement.
interests of the lending Fund and its
respective shareholders. The Board           o Historical relationship between the
therefore concluded that the investment      Fund and AIM. In determining whether to
of cash collateral received in               continue the Advisory Agreement for the
connection with the securities lending       Fund, the Board also considered the
program in the money market funds            prior relationship between AIM and the
according to the procedures is in the        Fund, as well as the Board's knowledge
best interests of the lending Fund and       of AIM's operations, and concluded that
its respective shareholders.                 it was beneficial to maintain the cur-
                                             rent relationship, in part, because of
o Independent written evaluation and         such knowledge. The Board also reviewed
recommendations of the Fund's Senior         the general nature of the non-investment
Officer. The Board noted that, upon          advisory services currently performed by
their direction, the Senior Officer of       AIM and its affiliates, such as
the Fund, who is independent of AIM and      administrative, transfer agency and
AIM's affiliates, had prepared an            distribution services, and the fees
independent written evaluation in order      received by AIM and its affiliates for
to assist the Board in determining the       performing such services. In addition to
reasonableness of the proposed management    reviewing such services, the trustees
fees of the AIM Funds, including the Fund.   also considered the organizational
The Board noted that the Senior Officer's    structure employed by AIM and its
written evaluation had been relied upon      affiliates to provide those services.
by the Board in this regard in lieu of a     Based on the review of these and other
competitive bidding process. In              factors, the Board concluded that AIM
determining whether to continue the          and its affiliates were qualified to
Advisory Agreement for the Fund, the         continue to provide non-investment
Board considered the Senior Officer's        advisory services to the Fund, including
written evaluation and the recommendation    administrative, transfer agency and
made by the Senior Officer to the Board      distribution services, and that AIM and
that the Board consider implementing a       its affiliates currently are providing
process to assist them in more closely       satisfactory non-investment advisory
monitoring the performance of the AIM        services.
Funds. The Board concluded that it would
be advisable to implement such a process
as soon as reasonably practicable.

    SUPPLEMENT TO ANNUAL REPORT DATED 10/31/05

AIM INTERNATIONAL GROWTH FUND

                                       ===============================================

INSTITUTIONAL CLASS SHARES             AVERAGE ANNUAL TOTAL RETURNS                         PLEASE NOTE THAT PAST PERFORMANCE IS NOT
                                       For periods ended 10/31/05                        INDICATIVE OF FUTURE RESULTS. MORE RECENT
The following information has been                                                       RETURNS MAY BE MORE OR LESS THAN THOSE
prepared to provide Institutional      Inception (3/15/02)                    11.11%     SHOWN. ALL RETURNS ASSUME REINVESTMENT OF
Class shareholders with a                 1 Year                              19.79      DISTRIBUTIONS AT NET ASSET VALUE.
performance overview specific to          6 Months*                           10.62      INVESTMENT RETURN AND PRINCIPAL VALUE WILL
their holdings. Institutional Class    ===============================================   FLUCTUATE SO YOUR SHARES, WHEN REDEEMED,
shares are offered exclusively to                                                        MAY BE WORTH MORE OR LESS THAN THEIR
institutional investors, including     AVERAGE ANNUAL TOTAL RETURNS                      ORIGINAL COST. SEE FULL REPORT FOR
defined contribution plans that meet   For periods ended 9/30/05, most recent calendar   INFORMATION ON COMPARATIVE BENCHMARKS.
certain criteria.                      quarter-end                                       PLEASE CONSULT YOUR FUND PROSPECTUS FOR
                                                                                         MORE INFORMATION. FOR THE MOST CURRENT
                                       Inception (3/15/02)                    12.41%     MONTH-END PERFORMANCE, PLEASE CALL
                                          1 Year                              28.70      800-451-4246 OR VISIT AIMINVESTMENTS.COM.
                                          6 Months*                           10.85

                                       *  Cumulative total return that has not been
                                          annualized

                                       ===============================================

                                       INSTITUTIONAL CLASS SHARES HAVE NO SALES
                                       CHARGE; THEREFORE, PERFORMANCE IS AT NET ASSET
                                       VALUE (NAV). PERFORMANCE OF INSTITUTIONAL CLASS
                                       SHARES WILL DIFFER FROM PERFORMANCE OF OTHER
                                       SHARE CLASSES DUE TO DIFFERING SALES CHARGES
                                       AND CLASS EXPENSES.

====================================

NASDAQ SYMBOL                 AIEVX

====================================

                                                                                  Over for information on your Fund's expenses.

                                                 FOR INSTITUTIONAL INVESTOR USE ONLY

This material is for institutional investor use only and may not be quoted, reproduced or shown to the public, nor used in written form as sales literature for public use.

                                                        [YOUR GOALS.
                                                       OUR SOLUTIONS.]
                                                   - REGISTERED TRADEMARK -                     [AIM INVESTMENTS LOGO]
AIMINVESTMENTS.COM         IGR-INS-1                                                            - REGISTERED TRADEMARK -

    INFORMATION ABOUT YOUR FUND'S EXPENSES

CALCULATING YOUR ONGOING FUND EXPENSES

EXAMPLE                                divide your account value by $1,000 (for            The hypothetical account values and
                                       example, an $8,600 account value divided by       expenses may not be used to estimate the
As a shareholder of the Fund, you      $1,000 = 8.6), then multiply the result by the    actual ending account balance or expenses
incur ongoing costs, including         number in the table under the heading entitled    you paid for the period. You may use this
management fees and other Fund         "Actual Expenses Paid During Period" to           information to compare the ongoing costs of
expenses. This example is intended     estimate the expenses you paid on your account    investing in the Fund and other funds. To
to help you understand your ongoing    during this period.                               do so, compare this 5% hypothetical example
costs (in dollars) of investing in                                                       with the 5% hypothetical examples that
the Fund and to compare these costs    HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES      appear in the shareholder reports of the
with ongoing costs of investing in                                                       other funds.
other mutual funds. The example is     The table below also provides information about
based on an investment of $1,000       hypothetical account values and hypothetical        Please note that the expenses shown in
invested at the beginning of the       expenses based on the Fund's actual expense       the table are meant to highlight your
period and held for the entire         ratio and an assumed rate of return of 5% per     ongoing costs only. Therefore, the
period May 1, 2005, through October    year before expenses, which is not the Fund's     hypothetical information is useful in
31, 2005.                              actual return. The Fund's actual cumulative       comparing ongoing costs only, and will not
                                       total return after expenses for the six months    help you determine the relative total costs
ACTUAL EXPENSES                        ended October 31, 2005, appears in the table on   of owning different funds.
                                       the front of this supplement.
The table below provides information
about actual account values and
actual expenses. You may use the
information in this table, together
with the amount you invested, to
estimate the expenses that you paid
over the period. Simply

====================================================================================================================================

                                                       ACTUAL                          HYPOTHETICAL
                                                                             (5% ANNUAL RETURN BEFORE EXPENSES)

                       BEGINNING             ENDING              EXPENSES       ENDING              EXPENSES         ANNUALIZED
    SHARE            ACCOUNT VALUE       ACCOUNT VALUE         PAID DURING    ACCOUNT VALUE       PAID DURING         EXPENSE
    CLASS              (5/1/05)          (10/31/05)(1)          PERIOD(2)       (10/31/05)          PERIOD(2)          RATIO
Institutional         $ 1,000.00           $ 1,106.20            $  5.73        $1,019.76             $5.50            1.08%

(1)   The actual ending account value is based on the actual total return of the Fund for the period May 1, 2005, to October 31,
      2005, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund's expense ratio and a hypothetical annual return of 5% before expenses. The Fund's actual cumulative total return after expenses for the six months ended October 31, 2005, appears in the table on the front of this supplement.

(2)   Expenses are equal to the Fund's annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/365 to reflect the one-half year period.

====================================================================================================================================

AIMINVESTMENTS.COM         IGR-INS-1

FINANCIALS

SCHEDULE OF INVESTMENTS

October 31, 2005


                                                  SHARES           VALUE
-----------------------------------------------------------------------------
FOREIGN STOCKS & OTHER EQUITY
  INTERESTS-97.62%

AUSTRALIA-2.97%

BHP Billiton Ltd. (Diversified Metals &
  Mining)(a)                                       1,829,300   $   28,387,929
-----------------------------------------------------------------------------
Brambles Industries Ltd. (Diversified
  Commercial & Professional Services)(a)(b)        1,586,000       10,052,377
-----------------------------------------------------------------------------
Coca-Cola Amatil Ltd. (Soft Drinks)(a)             1,214,000        6,946,843
-----------------------------------------------------------------------------
QBE Insurance Group Ltd. (Property & Casualty
  Insurance)(a)                                      908,000       12,128,120
=============================================================================
                                                                   57,515,269
=============================================================================

AUSTRIA-0.53%

OMV A.G. (Integrated Oil & Gas)(a)                   190,900       10,304,404
=============================================================================

BELGIUM-2.33%

InBev N.V. (Brewers)                                 547,300       21,879,218
-----------------------------------------------------------------------------
KBC Groep N.V. (Diversified Banks)(a)                285,200       23,238,484
=============================================================================
                                                                   45,117,702
=============================================================================

BRAZIL-1.25%

Companhia de Bebidas das Americas-Pfd.-ADR
  (Brewers)(b)                                       408,700       14,508,850
-----------------------------------------------------------------------------
Petroleo Brasileiro S.A.-ADR (Integrated Oil
  & Gas)                                             168,700        9,678,319
=============================================================================
                                                                   24,187,169
=============================================================================

CANADA-6.79%

Canadian National Railway Co. (Railroads)            260,650       18,869,290
-----------------------------------------------------------------------------
Canadian Natural Resources Ltd. (Oil & Gas
  Exploration & Production)                          410,700       16,882,846
-----------------------------------------------------------------------------
EnCana Corp. (Oil & Gas Exploration &
  Production)                                        350,200       16,088,948
-----------------------------------------------------------------------------
Manulife Financial Corp. (Life & Health
  Insurance)                                         518,350       26,978,515
-----------------------------------------------------------------------------
Power Corp. of Canada (Other Diversified
  Financial Services)                                413,000       10,221,405
-----------------------------------------------------------------------------
Shoppers Drug Mart Corp. (Drug Retail)               354,300       11,784,271
-----------------------------------------------------------------------------
Shoppers Drug Mart Corp. (Drug Retail)
  (Acquired 11/18/03; Cost $2,955,117)(c)(d)         138,500        4,619,937
-----------------------------------------------------------------------------
Suncor Energy, Inc. (Integrated Oil & Gas)           487,900       26,108,361
=============================================================================
                                                                  131,553,573
=============================================================================

CHINA-0.80%

Ping An Insurance (Group) Co. of China,
  Ltd.-Class H (Life & Health Insurance)(a)        3,350,000        5,435,496
-----------------------------------------------------------------------------
Shanghai Electric Group Co. Ltd.-Class H
  (Heavy Electrical Equipment)(a)(e)              32,000,000       10,127,517
=============================================================================
                                                                   15,563,013
=============================================================================

                                                  SHARES           VALUE
-----------------------------------------------------------------------------


FRANCE-13.79%

AXA (Multi-Line Insurance)(a)                        572,500   $   16,583,255
-----------------------------------------------------------------------------
BNP Paribas S.A. (Diversified Banks)(a)              470,998       35,716,020
-----------------------------------------------------------------------------
Bouygues S.A. (Wireless Telecommunication
  Services)                                          412,600       20,362,008
-----------------------------------------------------------------------------
Pernod Ricard S.A. (Distillers & Vintners)(b)        128,738       22,515,031
-----------------------------------------------------------------------------
Sanofi-Aventis (Pharmaceuticals)(a)                  236,580       18,946,758
-----------------------------------------------------------------------------
Societe Generale (Diversified Banks)(a)              219,600       25,077,426
-----------------------------------------------------------------------------
Technip S.A. (Oil & Gas Equipment &
  Services)(a)                                         9,700          528,254
-----------------------------------------------------------------------------
Technip S.A. (Oil & Gas Equipment & Services)
  (Acquired 12/16/04; Cost $8,703,354)(a)(d)         195,400       10,641,328
-----------------------------------------------------------------------------
Total S.A. (Integrated Oil & Gas)(a)                 167,449       42,174,201
-----------------------------------------------------------------------------
Veolia Environnement (Multi-Utilities)(a)            345,200       14,395,458
-----------------------------------------------------------------------------
Vinci S.A. (Construction & Engineering)              441,760       34,525,859
-----------------------------------------------------------------------------
Vivendi Universal S.A. (Movies &
  Entertainment)(a)                                  812,900       25,548,432
=============================================================================
                                                                  267,014,030
=============================================================================

GERMANY-4.99%

Adidas-Salomon A.G. (Apparel, Accessories &
  Luxury Goods)                                      115,650       19,406,765
-----------------------------------------------------------------------------
Continental A.G. (Tires & Rubber)(a)                 142,100       10,863,500
-----------------------------------------------------------------------------
Henkel KGaA-Pfd. (Household Products)(a)(b)           99,600        8,585,114
-----------------------------------------------------------------------------
MAN A.G. (Industrial Machinery)(a)                   208,700        9,691,155
-----------------------------------------------------------------------------
Merck KGaA (Pharmaceuticals)(a)(b)                   175,250       14,502,720
-----------------------------------------------------------------------------
Porsche A.G.-Pfd. (Automobile
  Manufacturers)(b)                                   21,235       15,310,818
-----------------------------------------------------------------------------
Puma A.G. Rudolf Dassler Sport (Footwear)             72,102       18,258,056
=============================================================================
                                                                   96,618,128
=============================================================================

GREECE-1.17%

OPAP S.A. (Casinos & Gaming)(a)                      784,600       22,674,485
=============================================================================

HONG KONG-3.31%

Cheung Kong (Holdings) Ltd. (Real Estate
  Management & Development)(a)                     1,332,000       13,897,202
-----------------------------------------------------------------------------
China Construction Bank-Class H (Diversified
  Banks) (Acquired 10/20/05; Cost
  $12,818,584)(d)(e)                              41,898,000       12,701,113
-----------------------------------------------------------------------------
Esprit Holdings Ltd. (Apparel Retail)(a)           1,948,000       13,757,787
-----------------------------------------------------------------------------
Hutchison Whampoa Ltd. (Industrial
  Conglomerates)(a)                                1,469,000       13,942,910
-----------------------------------------------------------------------------
Sun Hung Kai Properties Ltd. (Real Estate
  Management & Development)(a)                     1,038,000        9,839,368
=============================================================================
                                                                   64,138,380
=============================================================================

HUNGARY-1.25%

OTP Bank Rt. (Diversified Banks)(a)                  672,100       24,280,305
=============================================================================


                                                  SHARES           VALUE
-----------------------------------------------------------------------------

INDIA-2.32%

Housing Development Finance Corp. Ltd.
  (Thrifts & Mortgage Finance)(a)                    554,736   $   11,942,078
-----------------------------------------------------------------------------
Infosys Technologies Ltd. (IT Consulting &
  Other Services)(a)                                 589,288       33,047,782
=============================================================================
                                                                   44,989,860
=============================================================================

IRELAND-3.27%

Allied Irish Banks PLC (Diversified Banks)(a)        597,800       12,608,804
-----------------------------------------------------------------------------
Anglo Irish Bank Corp. PLC (Diversified
  Banks)(a)                                        2,583,002       34,971,154
-----------------------------------------------------------------------------
CRH PLC (Construction Materials)(a)                  627,811       15,719,152
=============================================================================
                                                                   63,299,110
=============================================================================

ISRAEL-0.82%

Teva Pharmaceutical Industries Ltd.-ADR
  (Pharmaceuticals)                                  418,700       15,960,844
=============================================================================

ITALY-2.83%

Eni S.p.A. (Integrated Oil & Gas)(a)(b)            1,449,249       38,771,018
-----------------------------------------------------------------------------
Mediaset S.p.A. (Broadcasting & Cable TV)(a)       1,451,900       15,947,400
=============================================================================
                                                                   54,718,418
=============================================================================

JAPAN-14.10%

Astellas Pharma Inc. (Pharmaceuticals)(a)            581,000       20,777,880
-----------------------------------------------------------------------------
Canon Inc. (Office Electronics)(a)                   179,800        9,515,982
-----------------------------------------------------------------------------
Daiwa House Industry Co., Ltd.
  (Homebuilding)(a)                                  987,000       13,256,458
-----------------------------------------------------------------------------
FANUC Ltd. (Industrial Machinery)(a)                 252,200       19,935,905
-----------------------------------------------------------------------------
Hoya Corp. (Electronic Equipment
  Manufacturers)(a)                                   60,600        2,130,296
-----------------------------------------------------------------------------
Hoya Corp. (Electronic Equipment
  Manufacturers)(e)                                  646,800       22,394,467
-----------------------------------------------------------------------------
JSR Corp. (Specialty Chemicals)(a)                   742,500       17,486,622
-----------------------------------------------------------------------------
Keyence Corp. (Electronic Equipment
  Manufacturers)                                      75,300       17,234,349
-----------------------------------------------------------------------------
Mizuho Financial Group, Inc. (Diversified
  Banks) (Acquired 10/24/05; Cost
  $9,401,000)(a)(d)                                    1,564       10,506,322
-----------------------------------------------------------------------------
Nidec Corp. (Electronic Equipment
  Manufacturers)(a)                                  120,500        7,053,777
-----------------------------------------------------------------------------
Nidec Corp. (Electronic Equipment
  Manufacturers)(e)                                  120,500        6,677,478
-----------------------------------------------------------------------------
Nissan Motor Co., Ltd. (Automobile
  Manufacturers)(a)                                  876,900        9,165,827
-----------------------------------------------------------------------------
Nitto Denko Corp. (Specialty Chemicals)(a)           231,700       14,028,926
-----------------------------------------------------------------------------
OMRON Corp. (Electronic Equipment
  Manufacturers)(a)                                  306,100        7,224,549
-----------------------------------------------------------------------------
Orix Corp. (Consumer Finance)(a)                      64,000       11,999,005
-----------------------------------------------------------------------------
SMC Corp. (Industrial Machinery)(a)                   79,300       10,592,746
-----------------------------------------------------------------------------
Suzuki Motor Corp. (Automobile
  Manufacturers)(a)                                  491,000        8,462,920
-----------------------------------------------------------------------------
Takeda Pharmaceutical Co. Ltd.
  (Pharmaceuticals)(a)                               422,400       23,229,818
-----------------------------------------------------------------------------
Toyota Motor Corp. (Automobile
  Manufacturers)(a)                                  593,000       27,534,401
-----------------------------------------------------------------------------

                                                  SHARES           VALUE
-----------------------------------------------------------------------------

JAPAN-(CONTINUED)

Yamaha Motor Co., Ltd. (Motorcycle
  Manufacturers)(a)                                  646,500   $   13,915,344
=============================================================================
                                                                  273,123,072
=============================================================================

MEXICO-2.69%

America Movil S.A. de C.V.-Series L-ADR
  (Wireless Telecommunication Services)(b)           932,900       24,488,625
-----------------------------------------------------------------------------
Grupo Televisa, S.A.-ADR (Broadcasting &
  Cable TV)                                          128,900        9,422,590
-----------------------------------------------------------------------------
Wal-Mart de Mexico S.A. de C.V.-Series V
  (Hypermarkets & Super Centers)                   3,740,400       18,206,100
=============================================================================
                                                                   52,117,315
=============================================================================

NETHERLANDS-0.87%

Koninklijke (Royal) DSM N.V. (Specialty
  Chemicals)(a)                                      471,200       16,921,318
=============================================================================

RUSSIA-0.53%

OAO LUKOIL-ADR (Integrated Oil & Gas)(a)             186,000       10,259,043
=============================================================================

SINGAPORE-1.74%

DBS Group Holdings Ltd. (Diversified
  Banks)(a)                                        1,410,000       12,758,401
-----------------------------------------------------------------------------
Keppel Corp. Ltd. (Industrial
  Conglomerates)(a)                                2,021,000       13,878,415
-----------------------------------------------------------------------------
Singapore Airlines Ltd. (Airlines)(a)              1,073,000        7,121,002
=============================================================================
                                                                   33,757,818
=============================================================================

SOUTH AFRICA-0.54%

Standard Bank Group Ltd. (Diversified
  Banks)(a)                                        1,015,761       10,468,794
=============================================================================

SOUTH KOREA-2.81%

Daewoo Shipbuilding & Marine Engineering Co.,
  Ltd. (Construction & Farm Machinery & Heavy
  Trucks)(a)                                         299,400        6,011,846
-----------------------------------------------------------------------------
Hyundai Motor Co. (Automobile
  Manufacturers)(a)                                  166,670       12,318,181
-----------------------------------------------------------------------------
Kookmin Bank (Diversified Banks)(a)                  150,880        8,673,534
-----------------------------------------------------------------------------
LG.Philips LCD Co., Ltd.-ADR (Electronic
  Equipment Manufacturers)(b)(e)                     582,437       11,072,127
-----------------------------------------------------------------------------
Samsung Electronics Co., Ltd. (Electronic
  Equipment Manufacturers)(a)                         30,540       16,314,124
=============================================================================
                                                                   54,389,812
=============================================================================

SPAIN-3.39%

ACS, Actividades de Construccion y Servicios,
  S.A. (Construction & Engineering)(a)               520,400       14,878,829
-----------------------------------------------------------------------------
Banco Santander Central Hispano S.A.
  (Diversified Banks)(a)                           1,370,800       17,485,581
-----------------------------------------------------------------------------
Grupo Ferrovial, S.A. (Construction &
  Engineering)(a)                                    209,900       15,503,385
-----------------------------------------------------------------------------
Industria de Diseno Textil, S.A. (Apparel
  Retail)(a)                                         599,000       17,728,744
=============================================================================
                                                                   65,596,539
=============================================================================

SWEDEN-1.73%

Atlas Copco A.B.-Class A (Industrial
  Machinery)                                         527,100        9,633,353
-----------------------------------------------------------------------------
Swedish Match A.B. (Tobacco)(a)                      805,600        9,158,644
-----------------------------------------------------------------------------


                                                  SHARES           VALUE
-----------------------------------------------------------------------------
SWEDEN-(CONTINUED)

Volvo A.B.-Class B (Construction & Farm
  Machinery & Heavy Trucks)(a)                       357,800   $   14,721,090
=============================================================================
                                                                   33,513,087
=============================================================================

SWITZERLAND-7.72%

Compagnie Financiere Richemont A.G.-Class A
  (Apparel, Accessories & Luxury Goods)(a)(f)        757,660       28,839,935
-----------------------------------------------------------------------------
Nestle S.A. (Packaged Foods & Meats)(a)               45,200       13,457,071
-----------------------------------------------------------------------------
Roche Holding A.G. (Pharmaceuticals)                 219,475       32,792,277
-----------------------------------------------------------------------------
Serono S.A.-Class B (Biotechnology)(a)                14,240        9,223,180
-----------------------------------------------------------------------------
Syngenta A.G. (Fertilizers & Agricultural
  Chemicals)(a)(e)                                   314,690       33,741,521
-----------------------------------------------------------------------------
UBS A.G. (Diversified Capital Markets)(a)            370,098       31,423,326
=============================================================================
                                                                  149,477,310
=============================================================================

TAIWAN-1.21%

Hon Hai Precision Industry Co., Ltd.
  (Electronic Manufacturing Services)(a)           3,169,450       13,752,616
-----------------------------------------------------------------------------
Taiwan Semiconductor Manufacturing Co. Ltd.
  (Semiconductors)(a)                              6,222,699        9,733,316
=============================================================================
                                                                   23,485,932
=============================================================================

TURKEY-0.61%

Akbank T.A.S. (Diversified Banks)(a)               1,911,600       11,891,072
=============================================================================

UNITED KINGDOM-11.26%

Aviva PLC (Multi-Line Insurance)                   1,606,640       18,972,654
-----------------------------------------------------------------------------
BP PLC (Integrated Oil & Gas)(a)                     874,500        9,681,199
-----------------------------------------------------------------------------
Capita Group PLC (Human Resource & Employment
  Services)                                        1,289,900        8,906,443
-----------------------------------------------------------------------------
Enterprise Inns PLC (Restaurants)(a)               1,048,600       14,460,835
-----------------------------------------------------------------------------
Imperial Tobacco Group PLC (Tobacco)               1,216,200       34,882,185
-----------------------------------------------------------------------------
International Power PLC (Independent Power
  Producers & Energy Traders)(a)                   3,840,200       15,775,757
-----------------------------------------------------------------------------

                                                  SHARES           VALUE
-----------------------------------------------------------------------------

UNITED KINGDOM-(CONTINUED)

O2 PLC (Wireless Telecommunication Services)       5,924,490   $   21,502,477
-----------------------------------------------------------------------------
Reckitt Benckiser PLC (Household Products)(a)        721,230       21,800,220
-----------------------------------------------------------------------------
Shire Pharmaceuticals Group PLC
  (Pharmaceuticals)(a)                             1,623,100       19,180,560
-----------------------------------------------------------------------------
Tesco PLC (Food Retail)(a)                         4,485,673       23,886,835
-----------------------------------------------------------------------------
Vodafone Group PLC (Wireless
  Telecommunication Services)(a)                   8,671,900       22,764,778
-----------------------------------------------------------------------------
William Hill PLC (Casinos & Gaming)(a)               663,830        6,278,085
=============================================================================
                                                                  218,092,028
=============================================================================
Total Foreign Stocks & Other Equity Interests
  (Cost $1,276,013,175)                                         1,891,027,830
=============================================================================

MONEY MARKET FUNDS-0.85%

Liquid Assets Portfolio-Institutional
  Class(g)                                         8,233,242        8,233,242
-----------------------------------------------------------------------------
STIC Prime Portfolio-Institutional Class(g)        8,233,242        8,233,242
=============================================================================
    Total Money Market Funds (Cost
      $16,466,484)                                                 16,466,484
=============================================================================
TOTAL INVESTMENTS-98.47% (excluding
  investments purchased with cash collateral
  from securities loaned) (Cost
  $1,292,479,659)                                               1,907,494,314
=============================================================================
INVESTMENTS PURCHASED WITH CASH COLLATERAL
  FROM SECURITIES LOANED

MONEY MARKET FUNDS-4.17%

Liquid Assets Portfolio-Institutional
  Class(g)(h)                                     80,692,180       80,692,180
=============================================================================
    Total Money Market Funds (purchased with
      cash collateral from securities loaned)
      (Cost $80,692,180)                                           80,692,180
=============================================================================
TOTAL INVESTMENTS-102.64% (Cost
  $1,373,171,839)                                               1,988,186,494
=============================================================================
OTHER ASSETS LESS LIABILITIES-(2.64%)                             (51,083,111)
=============================================================================
NET ASSETS-100.00%                                             $1,937,103,383
_____________________________________________________________________________
=============================================================================

Investment Abbreviations:

ADR    - American Depositary Receipt
Pfd.   - Preferred

Notes to Schedule of Investments:

(a) In accordance with the procedures established by the Board of Trustees, the foreign security is fair valued using adjusted closing market prices. The aggregate value of these securities at October 31, 2005 was $1,318,182,251, which represented 68.05% of the Fund's Net Assets. See Note 1A.
(b) All or a portion of this security has been pledged as collateral for securities lending transactions at October 31, 2005.
(c) Security fair valued in good faith in accordance with the procedures established by the Board of Trustees. The value of this security at October 31, 2005 represented 0.24% of the Fund's Net Assets. See Note 1A.
(d) Security not registered under the Securities Act of 1933, as amended (e.g., the security was purchased in a Rule 144A transaction or a Regulation D transaction). The security may be resold only pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The Fund has no rights to demand registration of these securities. The aggregate value of these securities at October 31, 2005 was $38,468,700, which represented 1.99% of the Fund's Net Assets. Unless otherwise indicated, these securities are not considered to be illiquid.
(e) Non-income producing security.
(f) Each unit represents one A bearer share in the company and one bearer share participation certificate in Richemont S.A.
(g) The money market fund and the Fund are affiliated by having the same investment advisor. See Note 3.
(h) The security has been segregated to satisfy the forward commitment to return the cash collateral received in securities lending transactions upon the borrower's return of the securities loaned. See Note 7.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

STATEMENT OF ASSETS AND LIABILITIES

October 31, 2005

ASSETS:

Investments, at value (cost $1,276,013,175)*  $1,891,027,830
------------------------------------------------------------
Investments in affiliated money market funds
  (cost $97,158,664)                              97,158,664
============================================================
    Total investments (cost $1,373,171,839)    1,988,186,494
============================================================
Foreign currencies, at value (cost
  $25,199,788)                                    25,071,888
------------------------------------------------------------
Receivables for:
  Investments sold                                14,547,792
------------------------------------------------------------
  Fund shares sold                                 3,901,318
------------------------------------------------------------
  Dividends                                        1,844,901
------------------------------------------------------------
Investment for trustee deferred compensation
  and retirement plans                               114,184
------------------------------------------------------------
Other assets                                          57,344
============================================================
    Total assets                               2,033,723,921
____________________________________________________________
============================================================

LIABILITIES:

Payables for:
  Investments purchased                           10,706,565
------------------------------------------------------------
  Fund shares reacquired                           3,280,344
------------------------------------------------------------
  Trustee deferred compensation and
    retirement plans                                 248,550
------------------------------------------------------------
  Collateral upon return of securities
    loaned                                        80,692,180
------------------------------------------------------------
Accrued distribution fees                            605,454
------------------------------------------------------------
Accrued trustees' and officer's fees and
  benefits                                             3,512
------------------------------------------------------------
Accrued transfer agent fees                          791,201
------------------------------------------------------------
Accrued operating expenses                           292,732
============================================================
    Total liabilities                             96,620,538
============================================================
Net assets applicable to shares outstanding   $1,937,103,383
____________________________________________________________
============================================================

NET ASSETS CONSIST OF:

Shares of beneficial interest                 $1,519,522,586
------------------------------------------------------------
Undistributed net investment income                9,174,647
------------------------------------------------------------
Undistributed net realized gain (loss) from
  investment securities and foreign
  currencies                                    (206,414,006)
------------------------------------------------------------
Unrealized appreciation of investment
  securities and foreign currencies              614,820,156
============================================================
                                              $1,937,103,383
____________________________________________________________
============================================================

NET ASSETS:

Class A                                       $1,447,048,509
____________________________________________________________
============================================================
Class B                                       $  250,055,605
____________________________________________________________
============================================================
Class C                                       $  132,386,971
____________________________________________________________
============================================================
Class R                                       $    8,700,085
____________________________________________________________
============================================================
Institutional Class                           $   98,912,213
____________________________________________________________
============================================================

SHARES OUTSTANDING, $0.001 PAR VALUE PER
  SHARE, UNLIMITED NUMBER OF SHARES
  AUTHORIZED:

Class A                                           66,905,584
____________________________________________________________
============================================================
Class B                                           12,451,916
____________________________________________________________
============================================================
Class C                                            6,586,209
____________________________________________________________
============================================================
Class R                                              406,026
____________________________________________________________
============================================================
Institutional Class                                4,502,412
____________________________________________________________
============================================================
Class A:
  Net asset value per share                   $        21.63
------------------------------------------------------------
  Offering price per share:
    (Net asset value of $21.63 divided by
      94.50%)                                 $        22.89
____________________________________________________________
============================================================
Class B:
  Net asset value and offering price per
    share                                     $        20.08
____________________________________________________________
============================================================
Class C:
  Net asset value and offering price per
    share                                     $        20.10
____________________________________________________________
============================================================
Class R:
  Net asset value and offering price per
    share                                     $        21.43
____________________________________________________________
============================================================
Institutional Class:
  Net asset value and offering price per
    share                                     $        21.97
____________________________________________________________
============================================================

* At October 31, 2005, securities with an aggregate value of $77,292,395 were on loan to brokers.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

STATEMENT OF OPERATIONS

For the year ended October 31, 2005

INVESTMENT INCOME:

Dividends (net of foreign withholding tax of $3,697,813)      $ 39,222,079
--------------------------------------------------------------------------
Dividends from affiliated money market funds (includes
  securities lending income of $1,124,590, after
  compensation to counterparties of $1,873,017)                  2,984,992
--------------------------------------------------------------------------
Interest                                                            56,790
==========================================================================
    Total investment income                                     42,263,861
==========================================================================

EXPENSES:

Advisory fees                                                   17,569,855
--------------------------------------------------------------------------
Administrative services fees                                       436,565
--------------------------------------------------------------------------
Custodian fees                                                   1,793,054
--------------------------------------------------------------------------
Distribution fees:
  Class A                                                        4,045,810
--------------------------------------------------------------------------
  Class B                                                        2,867,796
--------------------------------------------------------------------------
  Class C                                                        1,280,875
--------------------------------------------------------------------------
  Class R                                                           23,920
--------------------------------------------------------------------------
Transfer agent fees -- A, B, C and R                             6,693,626
--------------------------------------------------------------------------
Transfer agent fees -- Institutional                                11,220
--------------------------------------------------------------------------
Trustees' and officer's fees and benefits                           79,787
--------------------------------------------------------------------------
Other                                                              863,410
==========================================================================
    Total expenses                                              35,665,918
==========================================================================
Less: Fees waived, expenses reimbursed and expense offset
  arrangement                                                     (960,934)
==========================================================================
    Net expenses                                                34,704,984
==========================================================================
Net investment income                                            7,558,877
==========================================================================

REALIZED AND UNREALIZED GAIN (LOSS) FROM INVESTMENT
  SECURITIES AND FOREIGN CURRENCIES:

Net realized gain from:
  Investment securities                                        165,499,094
--------------------------------------------------------------------------
  Foreign currencies                                             1,573,449
==========================================================================
                                                               167,072,543
==========================================================================
Change in net unrealized appreciation (depreciation) of:
  Investment securities                                        147,676,240
--------------------------------------------------------------------------
  Foreign currencies                                              (696,162)
==========================================================================
                                                               146,980,078
==========================================================================
Net gain from investment securities and foreign currencies     314,052,621
==========================================================================
Net increase in net assets resulting from operations          $321,611,498
__________________________________________________________________________
==========================================================================

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

STATEMENT OF CHANGES IN NET ASSETS

For the years ended October 31, 2005 and 2004

                                                                   2005              2004
----------------------------------------------------------------------------------------------
OPERATIONS:

  Net investment income                                       $    7,558,877    $    1,466,201
----------------------------------------------------------------------------------------------
  Net realized gain from investment securities and foreign
    currencies                                                   167,072,543       154,523,642
----------------------------------------------------------------------------------------------
  Change in net unrealized appreciation of investment
    securities and foreign currencies                            146,980,078       135,099,856
==============================================================================================
    Net increase in net assets resulting from operations         321,611,498       291,089,699
==============================================================================================
Distributions to shareholders from net investment income:
  Class A                                                                 --        (1,576,989)
----------------------------------------------------------------------------------------------
  Institutional Class                                                     --              (477)
==============================================================================================
    Decrease in net assets resulting from distributions                   --        (1,577,466)
==============================================================================================
Share transactions-net:
  Class A                                                        (86,426,188)      (38,592,887)
----------------------------------------------------------------------------------------------
  Class B                                                       (100,538,960)     (118,039,680)
----------------------------------------------------------------------------------------------
  Class C                                                         (4,637,039)      (17,787,137)
----------------------------------------------------------------------------------------------
  Class R                                                          5,654,245         1,355,519
----------------------------------------------------------------------------------------------
  Institutional Class                                             79,580,219        12,408,997
==============================================================================================
    Net increase (decrease) in net assets resulting from
     share transactions                                         (106,367,723)     (160,655,188)
==============================================================================================
    Net increase in net assets                                   215,243,775       128,857,045
==============================================================================================

NET ASSETS:

  Beginning of year                                            1,721,859,608     1,593,002,563
==============================================================================================
  End of year (including undistributed net investment income
    (loss) of $9,174,647 and $(274,968), respectively)        $1,937,103,383    $1,721,859,608
______________________________________________________________________________________________
==============================================================================================

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

NOTES TO FINANCIAL STATEMENTS

October 31, 2005

NOTE 1--SIGNIFICANT ACCOUNTING POLICIES

AIM International Growth Fund (the "Fund") is a series portfolio of AIM International Mutual Funds (the "Trust"). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of six separate portfolios, each authorized to issue an unlimited number of shares of beneficial interest. The Fund currently offers multiple classes of shares. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund.

    The Fund's investment objective is long-term growth of capital.

    Under the Trust's organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust's investment manager) is indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

    The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A. SECURITY VALUATIONS -- Securities, including restricted securities, are valued according to the following policy.

       A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security traded in the over-the-counter market (but not securities reported on the NASDAQ National Market System) is valued on the basis of prices furnished by independent pricing services, which may be considered fair valued, or market makers. Each security reported on the NASDAQ National Market System is valued at the NASDAQ Official Closing Price ("NOCP") as of the close of the customary trading session on the valuation date or absent a NOCP, at the closing bid price.

       Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and the ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. For purposes of determining net asset value per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE").

       Investments in open-end registered investment companies and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in closed-end registered investment companies that trade on an exchange are valued at the last sales price as of the close of the customary trading session on the exchange where the security is principally traded.

       Debt obligations (including convertible bonds) are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Short-term obligations having 60 days or less to maturity and commercial paper are valued at amortized cost which approximates market value.

       Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices.

       Foreign securities (including foreign exchange contracts) are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of the close of the respective markets. Events affecting the values of such foreign securities may occur between the times at which the particular foreign market closes and the close of the customary trading session of the NYSE which would not ordinarily be reflected in the computation of the Fund's net asset value. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current market value as of the close of the NYSE. Foreign securities meeting the approved degree of certainty that the price is not reflective of current market value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, ADRs and domestic and foreign index futures.

       Securities for which market quotations are not readily available or are unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security's fair value.

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date.

       Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of realized and unrealized gain
     (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the realized and unrealized net gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund's net asset value and, accordingly, they reduce the Fund's total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the advisor.

       The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C. COUNTRY DETERMINATION -- For the purposes of making investment selection decisions and presentation in the Schedule of Investments, AIM may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer's securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be United States of America unless otherwise noted.

D. DISTRIBUTIONS -- Distributions from income and net realized capital gain, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to use a portion of the proceeds from redemptions as distributions for federal income tax purposes.

E. FEDERAL INCOME TAXES -- The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

F. EXPENSES -- Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to the Institutional Class are charged to such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.

G. REDEMPTION FEES -- The Fund has a 2% redemption fee that is to be retained by the Fund to offset transaction costs and other expenses associated with short-term redemptions and exchanges. The fee, subject to certain exceptions, is imposed on certain redemptions, including exchanges of shares held less than 30 days. The redemption fee is accounted for as an addition to shares of beneficial interest by the Fund and is allocated among the share classes based on the relative net assets of each class.

H. FOREIGN CURRENCY TRANSLATIONS -- Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (i) sales of foreign currencies, (ii) currency gains or losses realized between the trade and settlement dates on securities transactions, and (iii) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

I. FOREIGN CURRENCY CONTRACTS -- A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund may enter into a foreign currency contract to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. The Fund may also enter into a foreign currency contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of that security. The Fund could be exposed to risk if counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably.

NOTE 2--ADVISORY FEES AND OTHER FEES PAID TO AFFILIATES

The Trust has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to AIM based on the annual rate of the Fund's average daily net assets as follows:

AVERAGE NET ASSETS                                              RATE
---------------------------------------------------------------------
First $1 billion                                                0.95%
---------------------------------------------------------------------
Over $1 billion                                                 0.90%
 ____________________________________________________________________
=====================================================================


    Effective January 1, 2005 through December 31, 2009, AIM has contractually agreed to waive advisory fees to the extent necessary so that the advisory fees payable by the Fund (based on the Fund's average daily net assets) do not exceed the annual rate of:

AVERAGE NET ASSETS                                             RATE
--------------------------------------------------------------------
First $250 million                                            0.935%
--------------------------------------------------------------------
Next $250 million                                             0.91%
--------------------------------------------------------------------
Next $500 million                                             0.885%
--------------------------------------------------------------------
Next $1.5 billion                                             0.86%
--------------------------------------------------------------------
Next $2.5 billion                                             0.835%
--------------------------------------------------------------------
Next $2.5 billion                                             0.81%
--------------------------------------------------------------------
Next $2.5 billion                                             0.785%
--------------------------------------------------------------------
Over $10 billion                                              0.76%
 ___________________________________________________________________
====================================================================


    AIM has contractually agreed to waive 0.05% of advisory fees on the Fund's average daily net assets in excess of $500 million, through October 31, 2005.

    AIM has voluntarily agreed to waive advisory fees of the Fund in the amount of 25% of the advisory fee AIM receives from the affiliated money market funds on investments by the Fund in such affiliated money market funds (excluding investments made in affiliated money market funds with cash collateral from securities loaned by the fund). AIM is also voluntarily waiving a portion of the advisory fee payable by the Fund equal to the difference between the income earned from investing in the affiliated money market fund and the hypothetical income earned from investing in an appropriate comparative benchmark. Voluntary fee waivers or reimbursements may be modified or discontinued at any time upon consultation with the Board of Trustees without further notice to investors.

    For the year ended October 31, 2005, AIM waived fees of $814,911.

    At the request of the Trustees of the Trust, AMVESCAP PLC. ("AMVESCAP") agreed to reimburse expenses incurred by the Fund in connection with market timing matters in the AIM Funds, which may include legal, audit, shareholder reporting, communications and trustee expenses. These expenses along with the related expense reimbursement, are included in the Statement of Operations. For the year ended October 31, 2005, AMVESCAP reimbursed expenses of the Fund in the amount of $91,306.

    The Fund, pursuant to a master administrative services agreement with AIM, has agreed to pay AIM for certain administrative costs incurred in providing accounting services to the Fund. Pursuant to such agreement, for the year ended October 31, 2005, AIM was paid $436,565.

    The Fund, pursuant to a transfer agency and service agreement, has agreed to pay AIM Investment Services, Inc. ("AISI") a fee for providing transfer agency and shareholder services to the Fund and reimburse AISI for certain expenses incurred by AISI in the course of providing such services. AISI may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. For the year ended October 31, 2005, the Fund paid AISI $6,693,626 for Class A, Class B, Class C and Class R share classes and $11,220 for Institutional Class shares.

    The Trust has entered into master distribution agreements with A I M Distributors, Inc. ("ADI") to serve as the distributor for the Class A, Class B, Class C, Class R and Institutional Class shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Class A, Class B, Class C and Class R shares (collectively the "Plans"). The Fund, pursuant to the Plans, pays ADI compensation at the annual rate of 0.25% of the Fund's average daily net assets of Class A shares, 1.00% of the average daily net assets of Class B and Class C shares and 0.50% of the average daily net assets of Class R shares. Prior to July 1, 2005, the Fund paid ADI 0.30% of the average daily net assets of Class A shares. Of these amounts, up to 0.25% of the average daily net assets of the Class A, Class B, Class C or Class R shares may be paid to selected dealers and financial institutions who furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. National Association of Securities Dealers ("NASD") Rules also impose a cap on the total sales charges, including asset-based sales charges that may be paid by any class of shares of the Fund. Pursuant to the Plans, for the year ended October 31, 2005, the Class A, Class B, Class C and Class R shares paid $4,045,810, $2,867,796, $1,280,875 and
$23,920, respectively.

    Front-end sales commissions and contingent deferred sales charges ("CDSC") (collectively the "sales charges") are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended October 31, 2005, ADI advised the Fund that it retained $169,848 in front-end sales commissions from the sale of Class A shares and $4,720, $67,529, $5,890 and $0 from Class A, Class B, Class C and Class R shares, respectively, for CDSC imposed upon redemptions by shareholders.

    Certain officers and trustees of the Trust are officers and directors of AIM, AISI and/or ADI.

NOTE 3--INVESTMENTS IN AFFILIATES

The Fund is permitted, pursuant to an exemptive order from the Securities and Exchange Commission ("SEC"), to invest daily available cash balances and cash collateral from securities lending transactions in affiliated money market funds. The Fund and the money market funds below have the same investment advisor and therefore, are considered to be affiliated. The tables below show the transactions in and earnings from investments in affiliated money market funds for the year ended October 31, 2005.

INVESTMENTS OF DAILY AVAILABLE CASH BALANCES:

                                                                         CHANGE IN
                                                                         UNREALIZED
                     VALUE          PURCHASES          PROCEEDS         APPRECIATION         VALUE         DIVIDEND      REALIZED
FUND               10/31/04          AT COST          FROM SALES       (DEPRECIATION)      10/31/05         INCOME      GAIN (LOSS)
-----------------------------------------------------------------------------------------------------------------------------------
Liquid Assets
  Portfolio-
  Institutional
  Class           $2,582,491       $270,354,007      $(264,703,256)        $  --          $ 8,233,242     $  926,679       $  --
-----------------------------------------------------------------------------------------------------------------------------------
STIC Prime
  Portfolio-
  Institutional
  Class            2,582,491        270,354,007       (264,703,256)           --            8,233,242        933,723          --
===================================================================================================================================
  Subtotal        $5,164,982       $540,708,014      $(529,406,512)        $  --          $16,466,484     $1,860,402       $  --
___________________________________________________________________________________________________________________________________
===================================================================================================================================


INVESTMENTS OF CASH COLLATERAL FROM SECURITIES LENDING TRANSACTIONS:

                                                                         CHANGE IN
                                                                         UNREALIZED
                     VALUE          PURCHASES          PROCEEDS         APPRECIATION         VALUE         DIVIDEND      REALIZED
FUND               10/31/04          AT COST          FROM SALES       (DEPRECIATION)      10/31/05        INCOME*      GAIN (LOSS)
-----------------------------------------------------------------------------------------------------------------------------------
Liquid Assets
  Portfolio-
  Institutional
  Class           $        --     $  300,353,222    $  (219,661,042)       $  --          $80,692,180     $  251,241       $  --
-----------------------------------------------------------------------------------------------------------------------------------
STIC Prime
  Portfolio-
  Institutional
  Class            45,583,860        731,959,317       (777,543,177)          --                   --        873,349          --
===================================================================================================================================
  Subtotal        $45,583,860     $1,032,312,539    $  (997,204,219)       $  --          $80,692,180     $1,124,590       $  --
===================================================================================================================================
  Total           $50,748,842     $1,573,020,553    $(1,526,610,731)       $  --          $97,158,664     $2,984,992       $  --
___________________________________________________________________________________________________________________________________
===================================================================================================================================

* Net of compensation to counterparties.

NOTE 4--EXPENSE OFFSET ARRANGEMENT

The expense offset arrangement is comprised of transfer agency credits which result from balances in Demand Deposit Accounts (DDA) used by the transfer agent for clearing shareholder transactions. For the year ended October 31, 2005, the Fund received credits from this arrangement, which resulted in the reduction of the Fund's total expenses of $54,717.

NOTE 5--TRUSTEES' AND OFFICER'S FEES AND BENEFITS

"Trustees' and Officer's Fees and Benefits" include amounts accrued by the Fund to pay remuneration to each Trustee and Officer of the Fund who is not an "interested person" of AIM. Trustees have the option to defer compensation payable by the Fund, and "Trustees' and Officer's Fees and Benefits" also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various AIM Funds in which their deferral accounts shall be deemed to be invested. Finally, current Trustees are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. "Trustees' and Officer's Fees and Benefits" include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

    During the year ended October 31, 2005, the Fund paid legal fees of $7,933 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Independent Trustees. A member of that firm is a Trustee of the Trust.

NOTE 6--BORROWINGS

Pursuant to an exemptive order from the SEC, the Fund may participate in an interfund lending facility that AIM has established for temporary borrowings by the AIM Funds. An interfund loan will be made under this facility only if the loan rate (an average of the rate available on bank loans and the rate available on investments in overnight repurchase agreements) is favorable to both the lending fund and the borrowing fund. A loan will be secured by collateral if the Fund's aggregate borrowings from all sources exceeds 10% of the Fund's total assets. To the extent that the loan is required to be secured by collateral, the collateral is marked to market daily to ensure that the market value is at least 102% of the outstanding principal value of the loan.

  The Fund is a participant in an uncommitted unsecured revolving credit facility with State Street Bank and Trust Company ("SSB"). The Fund may borrow up to the lesser of (i) $125,000,000, or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the credit facility can borrow on a first come, first served basis. Principal on each loan outstanding shall bear interest at the bid rate quoted by SSB at the time of the request for the loan.

  During the year ended October 31, 2005, the Fund did not borrow or lend under the interfund lending facility or borrow under the uncommitted unsecured revolving credit facility.

  Additionally, the Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (i) leave funds as a compensating balance in the account so the custodian can be compensated by earning the additional interest; or (ii) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and AIM, not to exceed the rate contractually agreed upon.

NOTE 7--PORTFOLIO SECURITIES LOANED

The Fund may lend portfolio securities having a market value up to one-third of the Fund's total asses. Such loans are secured by collateral equal to no less than the market value of the loaned securities determined daily. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its agencies. Cash collateral received in connection with these loans is invested in short-term money market instruments or affiliated money market funds. It is the Fund's policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. Lending securities entails a risk of loss to the Fund if and to the extent that the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower fails to return the securities. The Fund could also experience delays and costs in gaining access to the collateral. The Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to a loss on the collateral invested.

    At October 31, 2005, securities with an aggregate value of $77,292,395 were on loan to brokers. The loans were secured by cash collateral of $80,692,180 received by the Fund and subsequently invested in affiliated money market funds. For the year ended October 31, 2005, the Fund received dividends on cash collateral of $1,124,590 for securities lending transactions, which are net of compensation to counterparties.

NOTE 8--DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF NET ASSETS

DISTRIBUTIONS TO SHAREHOLDERS:

The tax character of distributions paid during the years ended October 31, 2005 and 2004 was as follows:

                                                              2005        2004
---------------------------------------------------------------------------------
Distributions paid from ordinary income                       $ --     $1,577,466
_________________________________________________________________________________
=================================================================================


TAX COMPONENTS OF NET ASSETS:

As of October 31, 2005, the components of net assets on a tax basis were as follows:

                                                                   2005
----------------------------------------------------------------------------
Undistributed ordinary income                                 $   13,941,535
----------------------------------------------------------------------------
Unrealized appreciation -- investments                           609,380,128
----------------------------------------------------------------------------
Temporary book/tax differences                                      (219,589)
----------------------------------------------------------------------------
Capital loss carryforward                                       (205,521,277)
----------------------------------------------------------------------------
Shares of beneficial interest                                  1,519,522,586
============================================================================
Total net assets                                              $1,937,103,383
____________________________________________________________________________
============================================================================


    The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund's unrealized appreciation (depreciation) difference is attributable primarily to losses on wash sales and the realization of unrealized gains on passive foreign investment companies. The tax-basis unrealized appreciation (depreciation) on investments amount includes appreciation (depreciation) on foreign currencies of $(194,500).

    The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund's temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan expenses.

    Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions. Under these limitation rules, the Fund is limited as of October 31, 2005 to utilizing $196,528,664 of capital loss carryforward in the fiscal year ended October 31, 2006.

    The Fund utilized $164,718,032 of capital loss carryforward in the current period to offset net realized capital gain for federal income tax purposes. The Fund has a capital loss carryforward as of October 31, 2005 which expires as follows:

                                                                CAPITAL LOSS
EXPIRATION                                                      CARRYFORWARD*
-----------------------------------------------------------------------------
October 31, 2008                                                $  2,432,573
-----------------------------------------------------------------------------
October 31, 2009                                                   9,557,579
-----------------------------------------------------------------------------
October 31, 2010                                                 193,531,125
=============================================================================
Total capital loss carryforward                                 $205,521,277
_____________________________________________________________________________
=============================================================================

* Capital loss carryforward as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code.

NOTE 9--INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities and money market funds) purchased and sold by the Fund during the year ended October 31, 2005 was $673,953,806 and $752,647,612 respectively.

UNREALIZED APPRECIATION (DEPRECIATION) OF INVESTMENT SECURITIES ON A TAX BASIS
------------------------------------------------------------------------------
Aggregate unrealized appreciation of investment securities       $615,914,619
------------------------------------------------------------------------------
Aggregate unrealized (depreciation) of investment securities       (6,339,991)
==============================================================================
Net unrealized appreciation of investment securities             $609,574,628
______________________________________________________________________________
==============================================================================
Cost of investments for tax purposes is $1,378,611,866.

NOTE 10--RECLASSIFICATION OF PERMANENT DIFFERENCES

Primarily as a result of differing book/tax treatment of foreign currency transactions and passive foreign investment companies, on October 31, 2005, undistributed net investment income was increased by $1,890,738 and undistributed net realized gain (loss) was decreased by $1,890,738. This reclassification had no effect on the net assets of the Fund.

NOTE 11--SHARE INFORMATION

The Fund currently offers five different classes of shares: Class A shares, Class B shares, Class C shares, Class R shares and Institutional Class shares. Class A shares are sold with a front-end sales charge. Class B shares and Class C shares are sold with a CDSC. Class R shares and Institutional Class shares are sold at net asset value. Under certain circumstances, Class A shares and Class R shares are subject to CDSC. Generally, Class B shares will automatically convert to Class A shares eight years after the end of the calendar month of purchase.


                                              CHANGES IN SHARES OUTSTANDING
--------------------------------------------------------------------------------------------------------------------------
                                                                                 YEAR ENDED OCTOBER 31,
                                                              ------------------------------------------------------------
                                                                        2005(a)                           2004
                                                              ----------------------------    ----------------------------
                                                                SHARES          AMOUNT          SHARES          AMOUNT
--------------------------------------------------------------------------------------------------------------------------
Sold:
  Class A                                                      18,721,536    $ 381,380,192     16,594,554    $ 276,996,258
--------------------------------------------------------------------------------------------------------------------------
  Class B                                                       1,993,930       37,701,226      1,606,048       25,327,091
--------------------------------------------------------------------------------------------------------------------------
  Class C                                                       1,776,272       33,816,769      1,702,233       26,571,147
--------------------------------------------------------------------------------------------------------------------------
  Class R                                                         434,539        9,047,454        125,195        2,109,225
--------------------------------------------------------------------------------------------------------------------------
  Institutional Class                                           3,991,792       84,280,029        727,969       12,499,824
==========================================================================================================================
Issued as reinvestment of dividends:
  Class A                                                              --               --         94,013        1,482,529
==========================================================================================================================
Automatic conversion of Class B shares to Class A shares:
  Class A                                                       3,692,644       75,387,488      3,753,177       63,985,626
--------------------------------------------------------------------------------------------------------------------------
  Class B                                                      (3,962,574)     (75,387,488)    (4,001,836)     (63,985,626)
==========================================================================================================================
Reacquired:(b)
  Class A                                                     (26,448,370)    (543,193,868)   (22,889,869)    (381,057,300)
--------------------------------------------------------------------------------------------------------------------------
  Class B                                                      (3,320,218)     (62,852,698)    (5,052,339)     (79,381,145)
--------------------------------------------------------------------------------------------------------------------------
  Class C                                                      (2,020,119)     (38,453,808)    (2,824,116)     (44,358,284)
--------------------------------------------------------------------------------------------------------------------------
  Class R                                                        (164,354)      (3,393,209)       (46,636)        (753,706)
--------------------------------------------------------------------------------------------------------------------------
  Institutional Class                                            (217,170)      (4,699,810)        (5,334)         (90,827)
==========================================================================================================================
                                                               (5,522,092)   $(106,367,723)   (10,216,941)   $(160,655,188)
__________________________________________________________________________________________________________________________
==========================================================================================================================

(a) There is one entity that is a record owner of more than 5% of the outstanding shares of the Fund and it owns 27% of the outstanding shares of the Fund. ADI has an agreement with this entity to sell Fund shares. The Fund, AIM and/or AIM affiliates may make payments to this entity, which is considered to be related to the Fund, for providing services to the Fund, AIM and/or AIM affiliates including but not limited to services such as, securities brokerage, distribution, third party record keeping and account servicing. The Trust has no knowledge as to whether all or any portion of the shares owned of record by this entity are also owned beneficially.
(b) Amount is net of redemption fees of $14,834, $2,960, $1,319, $47 and $445 for Class A, Class B, Class C, Class R and Institutional Class shares, respectively, for the year ended October 31, 2005 and $12,886, $3,679, $1,251, $15 and $20 for Class A, Class B, Class C, Class R and Institutional Class shares, respectively, for the year ended October 31, 2004.

NOTE 12--FINANCIAL HIGHLIGHTS

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

                                                                                        CLASS A
                                                       --------------------------------------------------------------------------
                                                                                 YEAR ENDED OCTOBER 31,
                                                       --------------------------------------------------------------------------
                                                          2005            2004            2003            2002            2001
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                   $    18.16      $    15.23      $    12.69      $    14.45      $    21.60
---------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                               0.11(a)         0.05(a)         0.01(a)        (0.03)(a)       (0.01)
---------------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                              3.36            2.90            2.53           (1.73)          (5.66)
=================================================================================================================================
    Total from investment operations                         3.47            2.95            2.54           (1.76)          (5.67)
=================================================================================================================================
Less distributions:
  Dividends from net investment income                         --           (0.02)             --              --              --
---------------------------------------------------------------------------------------------------------------------------------
  Distributions from net realized gains                        --              --              --              --           (1.48)
=================================================================================================================================
    Total distributions                                        --           (0.02)             --              --           (1.48)
=================================================================================================================================
Redemption fees added to beneficial interest                 0.00            0.00              --              --              --
=================================================================================================================================
Net asset value, end of period                         $    21.63      $    18.16      $    15.23      $    12.69      $    14.45
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Total return(b)                                             19.11%          19.40%          20.02%         (12.18)%        (27.96)%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)               $1,447,049      $1,288,548      $1,117,420      $1,093,344      $1,404,269
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers and/or expense reimbursements             1.69%(c)        1.70%           1.74%           1.70%           1.57%
---------------------------------------------------------------------------------------------------------------------------------
  Without fee waivers and/or expense reimbursements          1.74%(c)        1.74%           1.82%           1.74%           1.61%
=================================================================================================================================
Ratio of net investment income (loss) to average net
  assets                                                     0.54%(c)        0.27%           0.09%          (0.21)%         (0.04)%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Portfolio turnover rate                                        37%             54%             77%             77%             85%
_________________________________________________________________________________________________________________________________
=================================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges.
(c)  Ratios are based on average daily net assets of $1,430,523,323.

                                                                                         CLASS B
                                                         ------------------------------------------------------------------------
                                                                                  YEAR ENDED OCTOBER 31,
                                                         ------------------------------------------------------------------------
                                                           2005            2004            2003            2002            2001
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                     $  16.99        $  14.32        $  12.02        $  13.78        $  20.81
---------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                              (0.03)(a)       (0.07)(a)       (0.08)(a)       (0.12)(a)       (0.13)
---------------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                              3.12            2.74            2.38           (1.64)          (5.42)
=================================================================================================================================
    Total from investment operations                         3.09            2.67            2.30           (1.76)          (5.55)
=================================================================================================================================
Less distributions from net realized gains                     --              --              --              --           (1.48)
=================================================================================================================================
Redemption fees added to beneficial interest                 0.00            0.00              --              --              --
=================================================================================================================================
Net asset value, end of period                           $  20.08        $  16.99        $  14.32        $  12.02        $  13.78
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Total return(b)                                             18.19%          18.64%          19.14%         (12.77)%        (28.48)%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                 $250,056        $301,380        $360,671        $401,288        $612,125
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers and/or expense reimbursements             2.41%(c)        2.40%           2.44%           2.40%           2.27%
---------------------------------------------------------------------------------------------------------------------------------
  Without fee waivers and/or expense reimbursements          2.46%(c)        2.44%           2.52%           2.44%           2.31%
=================================================================================================================================
Ratio of net investment income (loss) to average net
  assets                                                    (0.18)%(c)      (0.43)%         (0.61)%         (0.91)%         (0.75)%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Portfolio turnover rate                                        37%             54%             77%             77%             85%
_________________________________________________________________________________________________________________________________
=================================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges.
(c)  Ratios are based on average daily net assets of $286,779,598.

                                                                                         CLASS C
                                                         ------------------------------------------------------------------------
                                                                                  YEAR ENDED OCTOBER 31,
                                                         ------------------------------------------------------------------------
                                                           2005            2004            2003            2002            2001
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                     $  17.00        $  14.33        $  12.03        $  13.79        $  20.82
---------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                              (0.03)(a)       (0.07)(a)       (0.08)(a)       (0.12)(a)       (0.13)
---------------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                              3.13            2.74            2.38           (1.64)          (5.42)
=================================================================================================================================
    Total from investment operations                         3.10            2.67            2.30           (1.76)          (5.55)
=================================================================================================================================
Less distributions from net realized gains                     --              --              --              --           (1.48)
=================================================================================================================================
Redemption fees added to beneficial interest                 0.00            0.00              --              --              --
=================================================================================================================================
Net asset value, end of period                           $  20.10        $  17.00        $  14.33        $  12.03        $  13.79
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Total return(b)                                             18.24%          18.63%          19.12%         (12.76)%        (28.47)%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                 $132,387        $116,136        $113,965        $114,070        $165,857
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers and/or expense reimbursements             2.41%(c)        2.40%           2.44%           2.40%           2.27%
---------------------------------------------------------------------------------------------------------------------------------
  Without fee waivers and/or expense reimbursements          2.46%(c)        2.44%           2.52%           2.44%           2.31%
=================================================================================================================================
Ratio of net investment income (loss) to average net
  assets                                                    (0.18)%(c)      (0.43)%         (0.61)%         (0.91)%         (0.75)%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Portfolio turnover rate                                        37%             54%             77%             77%             85%
_________________________________________________________________________________________________________________________________
=================================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges.
(c)  Ratios are based on average daily net assets of $128,087,543.

                                                                                 CLASS R
                                                              ----------------------------------------------
                                                                                               JUNE 3, 2002
                                                                                                (DATE SALES
                                                                 YEAR ENDED OCTOBER 31,        COMMENCED) TO
                                                              -----------------------------     OCTOBER 31,
                                                               2005         2004      2003         2002
------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                          $18.04       $15.14    $12.69       $15.27
------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                  0.07(a)      0.01(a)   0.01(a)     (0.02)(a)
------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                 3.32         2.89      2.44        (2.56)
============================================================================================================
    Total from investment operations                            3.39         2.90      2.45        (2.58)
============================================================================================================
Redemption fees added to beneficial interest                    0.00         0.00        --           --
============================================================================================================
Net asset value, end of period                                $21.43       $18.04    $15.14       $12.69
____________________________________________________________________________________________________________
============================================================================================================
Total return(b)                                                18.79%       19.15%    19.31%      (16.90)%
____________________________________________________________________________________________________________
============================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $8,700       $2,450    $  867       $   49
____________________________________________________________________________________________________________
============================================================================================================
Ratio of expenses to average net assets:
  With fee waivers and/or expense reimbursements                1.91%(c)     1.90%     1.94%        1.89%(d)
------------------------------------------------------------------------------------------------------------
  Without fee waivers and/or expense reimbursements             1.96%(c)     1.94%     2.02%        1.93%(d)
============================================================================================================
Ratio of net investment income (loss) to average net assets     0.32%(c)     0.07%    (0.11)%      (0.40)%(d)
____________________________________________________________________________________________________________
============================================================================================================
Portfolio turnover rate                                           37%          54%       77%          77%
____________________________________________________________________________________________________________
============================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Not annualized for periods less than one year.
(c)  Ratios are based on average daily net assets of $4,783,939.
(d)  Annualized.

                                                                             INSTITUTIONAL CLASS
                                                              -------------------------------------------------
                                                                                                 MARCH 15, 2002
                                                                                                  (DATE SALES
                                                                  YEAR ENDED OCTOBER 31,         COMMENCED) TO
                                                              -------------------------------     OCTOBER 31,
                                                               2005          2004       2003          2002
---------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                          $ 18.34       $ 15.37    $12.73       $ 15.09
---------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                          0.25(a)       0.15(a)   0.09(a)       0.03(a)
---------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                  3.38          2.93      2.55         (2.39)
===============================================================================================================
    Total from investment operations                             3.63          3.08      2.64         (2.36)
===============================================================================================================
Less distributions from net realized gains                         --         (0.11)       --            --
===============================================================================================================
Redemption fees added to beneficial interest                     0.00          0.00        --            --
===============================================================================================================
Net asset value, end of period                                $ 21.97       $ 18.34    $15.37       $ 12.73
_______________________________________________________________________________________________________________
===============================================================================================================
Total return(b)                                                 19.79%        20.15%    20.74%       (15.64)%
_______________________________________________________________________________________________________________
===============================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $98,912       $13,345    $   79       $    74
_______________________________________________________________________________________________________________
===============================================================================================================
Ratio of expenses to average net assets:
  With fee waivers and/or expense reimbursements                 1.07%(c)      1.13%     1.17%         1.16%(d)
---------------------------------------------------------------------------------------------------------------
  Without fee waivers and/or expense reimbursements              1.12%(c)      1.17%     1.21%         1.20%(d)
===============================================================================================================
Ratio of net investment income to average net assets             1.16%(c)      0.84%     0.66%         0.33%(d)
_______________________________________________________________________________________________________________
===============================================================================================================
Portfolio turnover rate                                            37%           54%       77%           77%
_______________________________________________________________________________________________________________
===============================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Not annualized for periods less than one year.
(c)  Ratios are based on average daily net assets of $46,476,134.
(d)  Annualized.

NOTE 13--CHANGE IN INDEPENDENT PUBLIC ACCOUNTING FIRM

On June 29, 2005, the Audit Committee (the "Audit Committee") of the Board of Trustees (the "Board") of the Trust appointed PricewaterhouseCoopers LLP ("PwC") as the independent registered public accounting firm of the Fund for the fiscal year ending October 31, 2005. Such appointment was ratified and approved by the Independent Trustees of the Board. For the prior fiscal year, Ernst & Young ("E&Y") was the Fund's independent registered public accounting firm. On June 29, 2005, the Trust obtained a formal resignation from E&Y as the independent registered public accounting firm of the Fund.

  E&Y's report on the financial statements of the Fund for the past two years did not contain an adverse or disclaimer of opinion, and was not qualified or modified as to uncertainty, audit scope or accounting principles. During the period E&Y was engaged, there were no disagreements with E&Y on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to E&Y's satisfaction, would have caused E&Y to make reference to that matter in connection with such reports.

NOTE 14--LEGAL PROCEEDINGS

Terms used in the Legal Proceedings Note are defined terms solely for the purpose of this note.

SETTLED ENFORCEMENT ACTIONS AND INVESTIGATIONS RELATED TO MARKET TIMING

On October 8, 2004, INVESCO Funds Group, Inc. ("IFG") (the former investment advisor to certain AIM Funds), AIM and A I M Distributors, Inc. ("ADI") (the distributor of the retail AIM Funds) reached final settlements with certain regulators, including the Securities and Exchange Commission ("SEC"), the New York Attorney General and the Colorado Attorney General, to resolve civil enforcement actions and/or investigations related to market timing and related activity in the AIM Funds, including those formerly advised by IFG. As part of the settlements, a $325 million fair fund ($110 million of which is civil penalties) has been created to compensate shareholders harmed by market timing and related activity in funds formerly advised by IFG. Half of this amount has already been paid to the fair fund pursuant to the terms of the settlement with the remainder due December 31, 2005. Additionally, AIM and ADI created a $50 million fair fund ($30 million of which is civil penalties) to compensate shareholders harmed by market timing and related activity in funds advised by AIM, which was done pursuant to the terms of the settlement. These two fair funds may increase as a result of contributions from third parties who reach final settlements with the SEC or other regulators to resolve allegations of market timing and/or late trading that also may have harmed applicable AIM Funds. These two fair funds will be distributed in accordance with a methodology to be determined by AIM's independent distribution consultant, in consultation with AIM and the independent trustees of the AIM Funds and acceptable to the staff of the SEC. As the methodology is unknown at the present time, management of AIM and the Fund are unable to estimate the impact, if any, that the distribution of these two fair funds may have on the Fund or whether such distribution will have an impact on the Fund's financial statements in the future.

  At the request of the trustees of the AIM Funds, AMVESCAP PLC ("AMVESCAP"), the parent company of IFG and AIM, has agreed to reimburse expenses incurred by the AIM Funds related to market timing matters.

REGULATORY INQUIRIES AND PENDING LITIGATION

  IFG, AIM, ADI and/or related entities and individuals have received inquiries from numerous regulators in the form of subpoenas or other oral or written requests for information and/or documents related to one or more of the following issues, some of which concern one or more AIM Funds: market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including revenue sharing and directed-brokerage arrangements, investments in securities of other registered investment companies, contractual plans, issues related to Section 529 college savings plans and procedures for locating lost securityholders. IFG, AIM and ADI are providing full cooperation with respect to these inquiries. As described more fully below, the AIM Funds, IFG, AIM, ADI and/or related entities and individuals are defendants in numerous civil lawsuits related to one or more of these issues. Regulatory actions and/or additional civil lawsuits related to these or other issues may be filed against the AIM Funds, IFG, AIM and/or related entities and individuals in the future.

  On April 12, 2005, the Attorney General of the State of West Virginia ("WVAG") filed a civil lawsuit against AIM, IFG and ADI, as well as numerous unrelated mutual fund complexes and financial institutions. None of the AIM Funds has been named as a defendant in this lawsuit. The WVAG complaint, filed in the Circuit Court of Marshall County, West Virginia [Civil Action No. 05-C-81], alleges, in substance, that AIM, IFG and ADI engaged in unfair competition and/or unfair or deceptive trade practices by failing to disclose in the prospectuses for the AIM Funds, including those formerly advised by IFG, that they had entered into certain arrangements permitting market timing of such Funds. As a result of the foregoing, the WVAG alleges violations of W. Va. Code sec. 46A-1-101, et seq. (the West Virginia Consumer Credit and Protection Act). The WVAG complaint is seeking, among other things, injunctive relief, civil monetary penalties and a writ of quo warranto against the defendants. If AIM is unsuccessful in its defense of the WVAG lawsuit, it could be barred from serving as an investment advisor for any investment company registered under the Investment Company Act of 1940, as amended (a "registered investment company"). Such results could affect the ability of AIM or any other investment advisor directly or indirectly owned by AMVESCAP, from serving as an investment advisor to any registered investment company, including the Fund. The Fund has been informed by AIM that, if these results occur, AIM will seek exemptive relief from the SEC to permit it to continue to serve as the Fund's investment advisor. There is no assurance that such exemptive relief will be granted.

  On June 13, 2005, the MDL Court (as defined below) issued a Conditional Transfer Order transferring this lawsuit to the MDL Court, which Conditional Transfer Order was finalized on October 19, 2005. On July 7, 2005, the Supreme Court of West Virginia ruled in the context of a separate lawsuit that the WVAG does not have authority pursuant to W. Va. Code Section 46A-6-104 of the West Virginia Consumer Credit and Protection Act to bring an action based upon conduct that is ancillary to the purchase or sale of securities. AIM intends to seek dismissal of the WVAG's lawsuit against it, IFG and ADI in light of this ruling.

  On August 30, 2005, the West Virginia Office of the State
Auditor -- Securities Commission ("WVASC") issued a Summary Order to Cease and Desist and Notice of Right to Hearing to AIM and ADI. The WVASC makes findings of fact that essentially mirror the WVAG's allegations mentioned above and conclusions of law to the effect that AIM and ADI violated the West Virginia securities laws. The WVASC orders AIM and ADI to cease any further violations and seeks to impose monetary sanctions to be determined by the Commissioner. Initial research indicates that these damages could be limited or capped by statute. AIM and ADI have the right to contest the WVASC's findings and conclusions, which they intend to do.

  Civil lawsuits, including purported class action and shareholder derivative suits, have been filed against certain of the AIM Funds, IFG, AIM, ADI and/or related entities and individuals, depending on the lawsuit, alleging:

  - that the defendants permitted improper market timing and related activity in the AIM Funds;

  - that certain AIM Funds inadequately employed fair value pricing;

  - that the defendants charged excessive advisory and/or distribution fees and failed to pass on to shareholders the perceived savings generated by economies of scale and that the defendants adopted unlawful distribution plans;

  - that the defendants breached their fiduciary duties by charging distribution fees while AIM Funds and/or specific share classes were closed generally to new investors and/or while other share classes of the same AIM Fund were not charged the same distribution fees;

  - that the defendants improperly used the assets of the AIM Funds to pay brokers to aggressively promote the sale of the AIM Funds over other mutual funds and that the defendants concealed such payments from investors by disguising them as brokerage commissions; and

  - that the defendants breached their fiduciary duties by failing to ensure that the AIM Funds participated in class action settlements in which they were eligible to participate (this lawsuit was dismissed by the Court on August 12, 2005).

  These lawsuits allege as theories of recovery, depending on the lawsuit, violations of various provisions of the Federal and state securities laws and ERISA, negligence, breach of fiduciary duty and/or breach of contract. These lawsuits seek remedies that include, depending on the lawsuit, damages, restitution, injunctive relief, imposition of a constructive trust, removal of certain directors and/or employees, various corrective measures under ERISA, rescission of certain AIM Funds' advisory agreements and/or distribution plans and recovery of all fees paid, an accounting of all fund-related fees, commissions and soft dollar payments, restitution of all commissions and fees paid, and prospective relief in the form of reduced fees.

  All lawsuits based on allegations of market timing, late trading and related activity have been transferred to the United States District Court for the District of Maryland. On August 25, 2005, the Court issued rulings on the common issues of law presented in defendants' motions to dismiss the shareholder class and derivative complaints. These rulings were issued in the context of the Janus lawsuits, but the Court's legal determinations apply at the omnibus level to all cases within his track, including the AIM and IFG cases. The Court dismissed for failure to make pre-suit demand on the fund board all derivative causes of action but one: the excessive fee claim under Section 36(b) of the Investment Company Act of 1940 (the "1940 Act"), as to which the demand requirement does not apply. The Court dismissed all claims asserted in the class complaint but two: (i) the securities fraud claims under Section 10(b) of the Securities Exchange Act of 1934, and (ii) the excessive fee claim under Section 36(b) of the 1940 Act. In addition, the Court limited plaintiffs' potential recovery on the 36(b) claim to fees attributable to timing assets, as opposed to all fees on funds in which any timing occurred. The question whether the duplicative Section 36(b) claim properly belongs in the derivative complaint or in the class action complaint will be decided at a later date. The Court will subsequently issue an order applying his legal rulings to the allegations in the AIM and IFG complaints.

  At the present time, management of AIM and the Fund are unable to estimate the impact, if any, that the outcome of the Regulatory Inquiries and Pending Litigation described above may have on AIM, ADI or the Fund.

* * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * *
* * * * * *

As a result of the matters discussed above, investors in the AIM Funds might react by redeeming their investments. This might require the AIM Funds to sell investments to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the AIM Funds.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of AIM International Mutual Funds and Shareholders of AIM International Growth Fund:



In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of AIM International Growth Fund (one of the funds constituting AIM International Mutual Funds, hereafter referred to as the "Fund") at October 31, 2005, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2005 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/ PRICEWATERHOUSECOOPERS LLP

December 19, 2005
Houston, Texas

OTHER INFORMATION

TRUSTEES AND OFFICERS

As of October 31, 2005


The address of each trustee and officer of AIM International Mutual Funds (the "Trust"), is 11 Greenway Plaza, Suite 100, Houston, Texas 77046. Each trustee oversees 109 portfolios in the AIM Funds complex. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust's organizational documents. Column two below includes length of time served with predecessor entities, if any.

                                   TRUSTEE AND/
NAME, YEAR OF BIRTH AND            OR OFFICER     PRINCIPAL OCCUPATION(S)                    OTHER DIRECTORSHIP(S)
POSITION(S) HELD WITH THE TRUST    SINCE          DURING PAST 5 YEARS                        HELD BY TRUSTEE
-------------------------------------------------------------------------------------------------------------------------------

   INTERESTED PERSONS
-------------------------------------------------------------------------------------------------------------------------------

   Robert H. Graham(1) -- 1946     1991           Director and Chairman, A I M Management    None
   Trustee, Vice Chair,                           Group Inc. (financial services holding
   Principal Executive Officer                    company); Director and Vice Chairman,
   and President                                  AMVESCAP PLC and Chairman, AMVESCAP
                                                  PLC -- AIM Division (parent of AIM and a
                                                  global investment management firm)
                                                  Formerly: President and Chief Executive
                                                  Officer, A I M Management Group Inc.;
                                                  Director, Chairman and President, A I M
                                                  Advisors, Inc. (registered investment
                                                  advisor); Director and Chairman, A I M
                                                  Capital Management, Inc. (registered
                                                  investment advisor), A I M Distributors,
                                                  Inc. (registered broker dealer), AIM
                                                  Investment Services, Inc., (registered
                                                  transfer agent), and Fund Management
                                                  Company (registered broker dealer); and
                                                  Chief Executive Officer, AMVESCAP
                                                  PLC -- Managed Products
-------------------------------------------------------------------------------------------------------------------------------

   Mark H. Williamson(2) -- 1951   2003           Director, President and Chief Executive    None
   Trustee and Executive Vice                     Officer, A I M Management Group Inc.
   President                                      (financial services holding company);
                                                  Director and President, A I M Advisors,
                                                  Inc. (registered investment advisor);
                                                  Director, A I M Capital Management, Inc.
                                                  (registered investment advisor); and
                                                  A I M Distributors, Inc. (registered
                                                  broker dealer); Director and Chairman,
                                                  AIM Investment Services, Inc.
                                                  (registered transfer agent), Fund
                                                  Management Company (registered broker
                                                  dealer) and INVESCO Distributors, Inc.
                                                  (registered broker dealer); and Chief
                                                  Executive Officer, AMVESCAP PLC -- AIM
                                                  Division (parent of AIM and a global
                                                  investment management firm)
                                                  Formerly: Director, Chairman, President
                                                  and Chief Executive Officer, INVESCO
                                                  Funds Group, Inc.; President and Chief
                                                  Executive Officer, INVESCO Distributors,
                                                  Inc.; Chief Executive Officer, AMVESCAP
                                                  PLC -- Managed Products; and Chairman,
                                                  AIM Advisors, Inc.
-------------------------------------------------------------------------------------------------------------------------------

   INDEPENDENT TRUSTEES
-------------------------------------------------------------------------------------------------------------------------------

   Bruce L. Crockett -- 1944       1992           Chairman, Crockett Technology Associates   ACE Limited (insurance company);
   Trustee and Chair                              (technology consulting company)            and Captaris, Inc. (unified
                                                                                             messaging provider)
-------------------------------------------------------------------------------------------------------------------------------

   Bob R. Baker -- 1936            2003           Retired                                    None
   Trustee
-------------------------------------------------------------------------------------------------------------------------------

   Frank S. Bayley -- 1939         2001           Retired                                    Badgley Funds, Inc. (registered
   Trustee                                                                                   investment company (2 portfolios))
                                                  Formerly: Partner, law firm of Baker &
                                                  McKenzie
-------------------------------------------------------------------------------------------------------------------------------

   James T. Bunch -- 1942          2003           Co-President and Founder, Green, Manning   None
   Trustee                                        & Bunch Ltd., (investment banking firm);
                                                  and Director, Policy Studies, Inc. and
                                                  Van Gilder Insurance Corporation
-------------------------------------------------------------------------------------------------------------------------------

   Albert R. Dowden -- 1941        2000           Director of a number of public and         None
   Trustee                                        private business corporations, including
                                                  the Boss Group Ltd. (private investment
                                                  and management); Cortland Trust, Inc.
                                                  (Chairman) (registered investment
                                                  company (3 portfolios)); Annuity and
                                                  Life Re (Holdings), Ltd. (insurance
                                                  company); and CompuDyne Corporation
                                                  (provider of products and services to
                                                  the public security market)
                                                  Formerly: Director, President and Chief
                                                  Executive Officer, Volvo Group North
                                                  America, Inc.; Senior Vice President, AB
                                                  Volvo; and director of various
                                                  affiliated Volvo companies
-------------------------------------------------------------------------------------------------------------------------------

   Edward K. Dunn, Jr. -- 1935     1998           Retired                                    None
   Trustee
-------------------------------------------------------------------------------------------------------------------------------

   Jack M. Fields -- 1952          1997           Chief Executive Officer, Twenty First      Administaff, and Discovery Global
   Trustee                                        Century Group, Inc. (government affairs    Education Fund (non-profit)
                                                  company); and Owner, Dos Angelos Ranch,
                                                  L.P.
                                                  Formerly: Chief Executive Officer,
                                                  Texana Timber LP (sustainable forestry
                                                  company)
-------------------------------------------------------------------------------------------------------------------------------

   Carl Frischling -- 1937         1991           Partner, law firm of Kramer Levin          Cortland Trust, Inc. (registered
   Trustee                                        Naftalis and Frankel LLP                   investment company (3 portfolios))
-------------------------------------------------------------------------------------------------------------------------------

   Gerald J. Lewis -- 1933         2003           Chairman, Lawsuit Resolution Services      General Chemical Group, Inc.
   Trustee                                        (San Diego, California)
-------------------------------------------------------------------------------------------------------------------------------

   Prema Mathai-Davis -- 1950      1998           Formerly: Chief Executive Officer, YWCA    None
   Trustee                                        of the USA
-------------------------------------------------------------------------------------------------------------------------------

(1) Mr. Graham is considered an interested person of the Trust because he is a director of AMVESCAP PLC, parent of the advisor to the Trust.
(2) Mr. Williamson is considered an interested person of the Trust because he is an officer and a director of the advisor to, and a director of the principal underwriter of, the Trust.

As of October 31, 2005



The address of each trustee and officer of AIM International Mutual Funds (the "Trust"), is 11 Greenway Plaza, Suite 100, Houston, Texas 77046. Each trustee oversees 109 portfolios in the AIM Funds complex. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust's organizational documents. Column two below includes length of time served with predecessor entities, if any.

                                   TRUSTEE AND/
NAME, YEAR OF BIRTH AND            OR OFFICER     PRINCIPAL OCCUPATION(S)                    OTHER DIRECTORSHIP(S)
POSITION(S) HELD WITH THE TRUST    SINCE          DURING PAST 5 YEARS                        HELD BY TRUSTEE
-------------------------------------------------------------------------------------------------------------------------------

   Lewis F. Pennock -- 1942        1981           Partner, law firm of Pennock & Cooper      None
   Trustee
-------------------------------------------------------------------------------------------------------------------------------

   Ruth H. Quigley -- 1935         2001           Retired                                    None
   Trustee
-------------------------------------------------------------------------------------------------------------------------------

   Larry Soll -- 1942              2003           Retired                                    None
   Trustee
-------------------------------------------------------------------------------------------------------------------------------

   Raymond Stickel,                2005           Retired                                    None
   Jr.(3) -- 1944
   Trustee
                                                  Formerly: Partner, Deloitte & Touche
-------------------------------------------------------------------------------------------------------------------------------

   OTHER OFFICERS
-------------------------------------------------------------------------------------------------------------------------------

   Lisa O. Brinkley -- 1959        2004           Senior Vice President, A I M Management    N/A
   Senior Vice President and                      Group Inc. (financial services holding
   Chief Compliance Officer                       company); Senior Vice President and
                                                  Chief Compliance Officer, A I M
                                                  Advisors, Inc.; Vice President and Chief
                                                  Compliance Officer, A I M Capital
                                                  Management, Inc. and Vice President,
                                                  A I M Distributors, Inc., AIM Investment
                                                  Services, Inc. and Fund Management
                                                  Company
                                                  Formerly: Senior Vice President and
                                                  Compliance Director, Delaware
                                                  Investments Family of Funds and Chief
                                                  Compliance Officer, A I M Distributors,
                                                  Inc.
-------------------------------------------------------------------------------------------------------------------------------

   Russell C. Burk -- 1958         2005           Formerly: Director of Compliance and       N/A
   Senior Vice President and                      Assistant General Counsel, ICON
   Senior Officer                                 Advisers, Inc.; Financial Consultant,
                                                  Merrill Lynch; General Counsel and
                                                  Director of Compliance, ALPS Mutual
                                                  Funds, Inc.
-------------------------------------------------------------------------------------------------------------------------------

   Kevin M. Carome -- 1956         2003           Director, Senior Vice President,           N/A
   Senior Vice President,                         Secretary and General Counsel, A I M
   Secretary and Chief Legal                      Management Group Inc. and A I M
   Officer                                        Advisors, Inc.; Director and Vice
                                                  President, INVESCO Distributors, Inc.;
                                                  Vice President, A I M Capital
                                                  Management, Inc., AIM Investment
                                                  Services, Inc. and Fund Management
                                                  Company; and Senior Vice President,
                                                  A I M Distributors, Inc.
                                                  Formerly: Senior Vice President and
                                                  General Counsel, Liberty Financial
                                                  Companies, Inc.; Senior Vice President
                                                  and General Counsel, Liberty Funds
                                                  Group, LLC; Vice President, A I M
                                                  Distributors, Inc.; and Director and
                                                  General Counsel, Fund Management Company
-------------------------------------------------------------------------------------------------------------------------------

   Robert G. Alley -- 1948         1994           Managing Director, Chief Fixed Income      N/A
   Vice President                                 Officer and Senior Investment Officer,
                                                  A I M Capital Management, Inc.; and Vice
                                                  President, A I M Advisors, Inc.
-------------------------------------------------------------------------------------------------------------------------------

   Sidney M. Dilgren -- 1961       2004           Vice President and Fund Treasurer, A I M   N/A
   Vice President, Principal                      Advisors, Inc.
   Financial Officer and
   Treasurer                                      Formerly: Senior Vice President, AIM
                                                  Investment Services, Inc.; and Vice
                                                  President, A I M Distributors, Inc.
-------------------------------------------------------------------------------------------------------------------------------

   J. Philip Ferguson -- 1945      2005           Senior Vice President and Chief            N/A
   Vice President                                 Investment Officer, A I M Advisors Inc.;
                                                  Director, Chairman, Chief Executive
                                                  Officer, President and Chief Investment
                                                  Officer, A I M Capital Management, Inc.;
                                                  Executive Vice President, A I M
                                                  Management Group Inc.
                                                  Formerly: Senior Vice President, AIM
                                                  Private Asset Management, Inc.; and
                                                  Chief Equity Officer, and Senior
                                                  Investment Officer, A I M Capital
                                                  Management, Inc.
-------------------------------------------------------------------------------------------------------------------------------

   Karen Dunn Kelley -- 1960       2004           Director of Cash Management, Managing      N/A
   Vice President                                 Director and Chief Cash Management
                                                  Officer, A I M Capital Management, Inc;
                                                  Director and President, Fund Management
                                                  Company; and Vice President, A I M
                                                  Advisors, Inc.
-------------------------------------------------------------------------------------------------------------------------------

(3) Mr. Stickel was elected as a trustee of the Trust effective October 1, 2005.

The Statement of Additional Information of the Trust includes additional information about the Fund's Trustees and is available upon request, without charge, by calling 1.800.959.4246.

OFFICE OF THE FUND            INVESTMENT ADVISOR       DISTRIBUTOR              AUDITORS
11 Greenway Plaza             A I M Advisors, Inc.     A I M Distributors,      PricewaterhouseCoopers
Suite 100                     11 Greenway Plaza        Inc.                     LLP
Houston, TX 77046-1173        Suite 100                11 Greenway Plaza        1201 Louisiana Street
                              Houston, TX 77046-1173   Suite 100                Suite 2900
                                                       Houston, TX 77046-1173   Houston, TX 77002-5678

COUNSEL TO THE FUND           COUNSEL TO THE           TRANSFER AGENT           CUSTODIAN
Ballard Spahr                 INDEPENDENT TRUSTEES     AIM Investment           State Street Bank and
Andrews & Ingersoll, LLP      Kramer, Levin, Naftalis  Services, Inc.           Trust Company
1735 Market Street            & Frankel LLP            P.O. Box 4739            225 Franklin Street
Philadelphia, PA 19103-7599   1177 Avenue of the       Houston, TX 77210-4739   Boston, MA 02110-2801
                              Americas
                              New York, NY 10036-2714

U.S. ESTATE TAX FOR NON-RESIDENT ALIEN SHAREHOLDERS (UNAUDITED)
The percentage of qualifying assets not subject to the U.S. estate tax for the fiscal quarters ended January 31, 2005, April 30, 2005, July 31, 2005, and October 31, 2005 are 99.91%, 99.89%, 99.91%, 99.92%, respectively.

    DOMESTIC EQUITY

AIM Aggressive Growth Fund                            SECTOR EQUITY                              AIM ALLOCATION SOLUTIONS
AIM Basic Balanced Fund*
AIM Basic Value Fund                         AIM Advantage Health Sciences Fund         AIM Conservative Allocation Fund
AIM Blue Chip Fund                           AIM Energy Fund                            AIM Growth Allocation Fund(2)
AIM Capital Development Fund                 AIM Financial Services Fund                AIM Moderate Allocation Fund
AIM Charter Fund                             AIM Global Health Care Fund                AIM Moderate Growth Allocation Fund
AIM Constellation Fund                       AIM Global Real Estate Fund                AIM Moderately Conservative Allocation Fund
AIM Diversified Dividend Fund                AIM Gold & Precious Metals Fund
AIM Dynamics Fund                            AIM Leisure Fund
AIM Large Cap Basic Value Fund               AIM Multi-Sector Fund
AIM Large Cap Growth Fund                    AIM Real Estate Fund(1)                             DIVERSIFIED PORTFOLIOS
AIM Mid Cap Basic Value Fund                 AIM Technology Fund
AIM Mid Cap Core Equity Fund(1)              AIM Utilities Fund                         AIM Income Allocation Fund
AIM Mid Cap Growth Fund                                                                 AIM International Allocation Fund
AIM Opportunities I Fund                              FIXED INCOME
AIM Opportunities II Fund
AIM Opportunities III Fund                   TAXABLE
AIM Premier Equity Fund
AIM S&P 500 Index Fund                       AIM Floating Rate Fund
AIM Select Equity Fund                       AIM High Yield Fund
AIM Small Cap Equity Fund                    AIM Income Fund
AIM Small Cap Growth Fund(1)                 AIM Intermediate Government Fund
AIM Small Company Growth Fund                AIM Limited Maturity Treasury Fund
AIM Summit Fund                              AIM Money Market Fund
AIM Trimark Endeavor Fund                    AIM Short Term Bond Fund
AIM Trimark Small Companies Fund             AIM Total Return Bond Fund
AIM Weingarten Fund                          Premier Portfolio
                                             Premier U.S.Government Money Portfolio
* Domestic equity and income fund
                                             TAX-FREE
       INTERNATIONAL/GLOBAL EQUITY
                                             AIM High Income Municipal Fund(1)
AIM Asia Pacific Growth Fund                 AIM Municipal Bond Fund
AIM Developing Markets Fund                  AIM Tax-Exempt Cash Fund
AIM European Growth Fund                     AIM Tax-Free Intermediate Fund
AIM European Small Company Fund(1)           Premier Tax-Exempt Portfolio
AIM Global Aggressive Growth Fund
AIM Global Equity Fund                       =====================================================================================
AIM Global Growth Fund                       CONSIDER THE INVESTMENT OBJECTIVES, RISKS, AND CHARGES AND EXPENSES CAREFULLY. FOR THIS
AIM Global Value Fund                        AND OTHER INFORMATION ABOUT AIM FUNDS, OBTAIN A PROSPECTUS FROM YOUR FINANCIAL ADVISOR
AIM International Core Equity Fund           AND READ IT CAREFULLY BEFORE INVESTING.
AIM International Growth Fund                =====================================================================================
AIM International Small Company Fund(1)
AIM Trimark Fund

(1) This fund has limited public sales of its shares to certain investors. For more information on who may continue to invest in the fund, please see the appropriate prospectus.

(2) Effective April 29, 2005, AIM Aggressive Allocation Fund was renamed AIM Growth Allocation Fund.

   If used after January 20, 2006, this report must be accompanied by a Fund Performance & Commentary or by an AIM Quarterly Performance Review for the most recent quarter-end. Mutual funds distributed by A I M Distributors, Inc.

A I M Management Group Inc. has provided leadership in the investment management industry since 1976 and manages $129 billion in assets. AIM is a subsidiary of AMVESCAP PLC, one of the world's largest independent financial services companies with $381 billion in assets under management. Data as of September 30, 2005.






AIMinvestments.com                IGR-AR-1               A I M Distributors,Inc.

                              YOUR GOALS. OUR SOLUTIONS.--Registered Trademark--       [AIM INVESTMENTS LOGO APPEARS HERE]
================================================================================            --Registered Trademark--
Mutual   Retirement   Annuities   College   Separately    Offshore    Cash
Funds    Products                 Savings   Managed       Products    Management
                                  Plans     Accounts
================================================================================

                                                         AIM INTERNATIONAL CORE
                                                                    EQUITY FUND
                               Annual Report to Shareholders . October 31, 2005
                                 [COVER IMAGE]
                         [YOUR GOALS. OUR SOLUTIONS.]
                           - REGISTERED TRADEMARK -
                                                         [AIM INVESTMENTS LOGO]
                                                       - REGISTERED TRADEMARK -

AIM INTERNATIONAL CORE EQUITY FUND SEEKS TOTAL RETURN THROUGH CAPITAL APPRECIATION AND CURRENT INCOME.
.. Unless otherwise stated, information presented in this report is as of October 31, 2005, and is based on total net assets.
ABOUT SHARE CLASSES
.. Class B shares are not available as an investment for retirement plans maintained pursuant to Section 401 of the Internal Revenue Code, including 401(k) plans, money purchase pension plans and profit sharing plans. Plans that had existing accounts invested in Class B shares prior to September 30, 2003, will continue to be allowed to make additional purchases.
.. Class R shares are available only to certain retirement plans. Please see the prospectus for more information.
.. Investor Class shares are closed to most investors. For more information on who may continue to invest in the Investor Class shares, please see the prospectus.
PRINCIPAL RISKS OF INVESTING IN THE FUND
.. The Fund may invest 100% of its assets in the securities of non-U.S. issuers. International investing presents certain risks not associated with investing solely in the United States. These include risks relating to fluctuations in the value of the U.S. dollar relative to the values of other currencies, the custody arrangements made for the Fund's foreign holdings, differences in accounting, political risks and the lesser degree of public information required to be provided by non-U.S.companies.
.. Investing in emerging markets involves greater risk and potential reward than investing in more established markets.
ABOUT INDEXES USED IN THIS REPORT
.. The unmanaged MSCI Europe, Australasia and the Far East Index (the MSCI EAFE --REGISTERED TRADEMARK--Index) is a group of foreign securities tracked by Morgan Stanley Capital International.
.. The unmanaged LIPPER INTERNATIONAL LARGE-CAP CORE FUND INDEX represents an average of the performance of the 10 largest international large-cap core mutual funds tracked by Lipper, Inc., an independent mutual fund performance monitor.
.. The unmanaged Standard & Poor's Composite Index of 500 Stocks (the S&P 500 --REGISTERED TRADEMARK-- Index) is an index of common stocks frequently used as a general measure of U.S. stock market performance.
.. The unmanaged MSCI WORLD INDEX is a group of global securities tracked by Morgan Stanley Capital International.
.. The Fund is not managed to track the performance of any particular index, including the indexes defined here, and consequently, the performance of the Fund may deviate significantly from the performance of the indexes.
.. A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of an index of funds reflects fund expenses; performance of a market index does not.
OTHER INFORMATION
.. The returns shown in management's discussion of Fund performance are based on net asset values calculated for shareholder transactions. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes, and as such, the net asset values for shareholder transactions and the returns based on those net asset values may differ from the net asset values and returns reported in the Financial Highlights.
.. Industry classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of Morgan Stanley Capital International Inc. and Standard & Poor's.
The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth quarters, the lists appear in the Fund's semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q. The most recent list of portfolio holdings is available at AIMinvestments.com. From our home page, click on Products & Performance, then Mutual Funds, then Fund Overview. Select your Fund from the drop-down menu and click on Complete Quarterly Holdings. Shareholders can also look up the Fund's Forms N-Q on the SEC's Web site at sec.gov. And copies of the Fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room at 450 Fifth Street, N.W., Washington, D.C. 20549-0102. You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling 202-942-8090 or 800-732-0330, or by electronic request at the following e-mail address: publicinfo@sec.gov. The SEC file numbers for the Fund are 811-06463 and 33-44611.
A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800-959-4246 or on the AIM Web site, AIMinvestments.com. On the home page, scroll down and click on AIM Funds Proxy Policy. The information is also available on the Securities and Exchange Commission's Web site, sec.gov.
Information regarding how the Fund voted proxies related to its portfolio securities during the 12 months ended June 30, 2005, is available at our Web site. Go to AIMinvestments.com, access the About Us tab, click on Required Notices and then click on Proxy Voting Activity. Next, select the Fund from the drop-down menu. The information is also available on the Securities and
Exchange Commission's Web site, sec.gov.
--------------------------------------------------------------------------------
 FUND NASDAQ SYMBOLS
 Class A Shares                         IBVAX
 Class B Shares                         IBVBX
 Class C Shares                         IBVCX
 Class R Shares                         IIBRX
 Investor Class Shares                  IIBCX
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
THIS REPORT MUST BE ACCOMPANIED OR PRECEDED BY A CURRENTLY EFFECTIVE FUND PROSPECTUS, WHICH CONTAINS MORE COMPLETE INFORMATION, INCLUDING SALES CHARGES AND EXPENSES. INVESTORS SHOULD READ IT CAREFULLY BEFORE INVESTING.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
NOT FDIC INSURED          MAY LOSE VALUE          NO BANK GUARANTEE
--------------------------------------------------------------------------------
AIMINVESTMENTS.COM
AIM INTERNATIONAL CORE EQUITY FUND

                   DEAR FELLOW AIM FUNDS SHAREHOLDERS:
[GRAHAM PHOTO]     The fiscal year covered by this report was quite good to equity investors. Domestically, the broad-
                   based S&P 500 Index returned 8.72%. Globally, Morgan Stanley's MSCI World Index rose 13.27%.
                   Much of this good performance, though, was attained early in the fiscal year as virtually every equity index declined during October of 2005. Concern about the inflationary potential of rising energy costs was frequently cited as a major cause of market weakness.
ROBERT H. GRAHAM      Within the indexes, there was considerable variability in the performance of different sectors and markets. Domestically, energy sector performance far outpaced that of the other sectors in the S&P
                   500 Index, reflecting rising oil and gas prices. Overseas, emerging markets produced more attractive results than did developed markets, at least in part because emerging markets tend to be more closely tied to the performance of natural resources and commodities.
                      One could make a strong argument for global diversification of a stock portfolio using the performance data for the fiscal year ended October 31, 2005. Of course, your financial advisor is the person most qualified to help you decide whether such diversification is appropriate for you.
[WILLIAMSON PHOTO]    For a discussion of the specific market conditions that affected your Fund and how your Fund was managed during the fiscal year, please turn to Page 3.
                   NEW INFORMATION IN THIS REPORT
MARK H. WILLIAMSON    We would like to call your attention to two new elements in this report. First, on Page 2, is a message from Bruce Crockett, the independent Chair of the Board of Trustees of the AIM Funds. We
                   first introduced you to Mr. Crockett in the annual report on your Fund dated October 31, 2004. Mr.
                   Crockett has been on our Funds' Board since 1992; he assumed his responsibilities as Chair in
                   October 2004.
                      Mr. Crockett plans to keep AIM shareholders informed of the work of the Board regularly via letters in the Fund reports. We certainly think this is a valuable addition to the reports. The Board is charged with looking out for the interests of shareholders, and Mr. Crockett's letter provides insight into some of the many issues the Board addresses in governing your Fund.
                      One of the most important decisions the Board makes each year is whether to approve the advisory agreement your Fund has with AIM. Essentially, this agreement hires AIM to manage the assets in your Fund. A discussion of the factors the Board considered in reviewing the agreement is the second new element in the report, and we encourage you to read it. It appears on Pages 8 and 9.
                      Further information about the markets, your Fund, and investing in general is always available on our widely acclaimed Web site, AIMinvestments.com. We invite you to visit it frequently.
                      We at AIM remain committed to building solutions to help you meet your investment goals. We thank you for your continued participation in AIM Investments--REGISTERED TRADEMARK--. If you have any questions, please contact our award-winning Client Service representatives at 800-959-4246. We are happy to be of help.
                   Sincerely,
                   /S/ ROBERT H. GRAHAM                      /S/ MARK H. WILLIAMSON
                   Robert H. Graham                          Mark H. Williamson
                   President & Vice Chair, AIM Funds         President, A I M Advisors, Inc.
                   DECEMBER 15, 2005
                   AIM INVESTMENTS IS A REGISTERED SERVICE MARK OF A I M MANAGEMENT GROUP INC. A I M
                   ADVISORS, INC. AND A I M CAPITAL MANAGEMENT, INC. ARE THE INVESTMENT ADVISORS. A I M
                   DISTRIBUTORS, INC. IS THE DISTRIBUTOR FOR THE RETAIL FUNDS REPRESENTED BY AIM INVESTMENTS.

AIM INTERNATIONAL CORE EQUITY FUND

                  DEAR AIM FUNDS SHAREHOLDERS:
                  As independent Chair of the Board of Trustees of the AIM Funds, I'm writing to report on the work being done by your Board.
[CROCKETT PHOTO]     At our most recent meeting in June 2005, your Board approved voluntary fee reductions from A I M
                  Advisors, Inc. (AIM) that save shareholders approximately $20.8 million annually, based on asset levels as of March 31, 2005. The majority of these expense reductions, which took effect July 1, 2005, will be achieved by a permanent reduction to 0.25% of the Rule 12b-1 fees on Class A and Class A3 shares of those AIM Funds that previously charged these fees at a higher rate.
BRUCE L. CROCKETT    Our June meeting, which was the culmination of more than two and one-half months of review and discussions, took place over a three-day period. The meeting included your Board's annual comprehensive evaluation of each fund's advisory agreement with AIM. After this evaluation, in which questions about fees, performance and operations were addressed by AIM, your Board approved all advisory agreements for the year beginning July 1, 2005. You can find information on the factors considered and conclusions reached by your Board in its evaluation of each fund's advisory agreement at
                  AIMinvestments.com. (Go to "Products & Performance" and click on "Investment Advisory Agreement
                  Renewals.") The advisory agreement information about your Fund is also included in this annual report on
                  Pages 8 and 9. I encourage you to review it.
                     Together with monitoring fund expenses, fund performance is your Board's priority. Our initial goal is to work with AIM to bring about improvement in every AIM Fund that has been underperforming its category.
                     Your Board has a well-defined process and structure for monitoring all funds and identifying and assisting AIM in improving underperforming funds. Our Investments Committee--which functions along with Audit, Governance, Valuation and Compliance Committees--is the only one of these five standing committees to include all 14 independent Board members. Further, our Investments Committee is divided into three underlying subcommittees, each responsible for, among other things, reviewing the performance, fees and expenses of the funds that have been assigned to it.
                     At subcommittee meetings, held throughout the year, the performance of every AIM Fund is evaluated. If a fund has underperformed its peer group for a meaningful period, we work closely with
                  AIM to discover the causes and help develop the right responses. In some cases, AIM may determine that a change in portfolio management strategy or portfolio managers is required. In other cases, where a fund no longer seems viable, it may be merged with a similar fund, being careful to consider the needs of all shareholders affected by the decision. Following AIM's recommendation and your Board's approval, eight funds were recently merged.
                     Be assured that your Board is working closely with the management of AIM to help you reach your investment goals. Should you or your advisor have questions or comments about the governance of AIM
                  Funds, I invite you to write to me at AIM Investments, AIM Investments Tower, 11 Greenway Plaza,
                  Suite 100, Houston, TX 77046. Your Board looks forward to keeping you informed about the governance of your funds.
                  Sincerely,
                  /S/ BRUCE L. CROCKETT
                  Bruce L. Crockett
                  Independent Chair
                  On Behalf of the Board of Trustees
                  AIM Funds
                  DECEMBER 15, 2005

AIM INTERNATIONAL CORE EQUITY FUND
MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE
--------------------------------------------------------------------------------
PERFORMANCE SUMMARY
During the fiscal year ended October 31, 2005, the international stock market was very bullish in general, helping the Fund post double-digit returns. However, most international stock markets gave greater rewards to riskier securities such as small-cap, emerging-market and lower-quality stocks, which are not a focus of the Fund. Consequently, the Fund's returns for the year trailed those of the MSCI EAFE Index (EAFE), which measures the broad European, Australasian and Far Eastern markets.
   The Fund's investment results relative to the EAFE were heavily affected during the fiscal year by the sheer magnitude of the gains within the international marketplace. The large, financially strong companies favored by our investment process were largely neglected by investors, who focused much of their attention on the higher-risk areas.
   Your Fund's long-term performance is shown on pages 6 and 7 of this report.
--------------------------------------------------------------------------------
FUND VS. INDEXES
TOTAL RETURNS, 10/31/04-10/31/05, EXCLUDING APPLICABLE SALES CHARGES. IF SALES CHARGES WERE INCLUDED, RETURNS WOULD BE LOWER.
Class A Shares                                                    13.89%
Class B Shares                                                    13.00
Class C Shares                                                    13.00
Class R Shares                                                    13.64
Investor Class Shares                                             13.92
MSCI EAFE Index (Broad Market and Style-specific Index)           18.09
Lipper International Large-Cap Core Fund Index (Peer Group Index) 17.64
SOURCE: LIPPER, INC.
--------------------------------------------------------------------------------
HOW WE INVEST
Our stock selection process, which is driven by precise financial, valuation, and global sector-based research criteria, represents the primary focus of our investment efforts. In addition to having a long time horizon (supported by four-to five-year average holding periods for investments), risk management at the stock and portfolio level also plays an important role.
   Our investment process is clearly delineated in three discrete investment steps that include a financial and valuation assessment, global sector-based research based on primary company contact, and team-based portfolio decisions. Risk is explicitly managed at the overall portfolio level through the use of statistical tools to monitor appropriate risk relative to expected return and to ensure diversification within the portfolio. At the stock-selection level, there is a strong bias in favor of companies with proven financial strength. Stocks held in the Fund tend to provide above-average stability of growth, as measured by the variability of underlying profitability, as well as below-average balance sheet leverage. Risk management efforts also seek to ensure that the largest single component of active risk is security-specific, which is consistent with stock selection being the sole targeted area of returns relative to the benchmark.
   Stock selection focuses on large, well-established companies with at least five years of quoted financial history. Predictable and consistent returns are sought by avoiding undue portfolio concentrations and as a result of the caliber of our portfolio holdings.
   We consider selling a security when its share price increases and its ranking deteriorates relative to other companies, the company's fundamentals deteriorate or the security causes the overall portfolio to fall outside the acceptable risk parameters.
MARKET CONDITIONS AND YOUR FUND
In general, international markets continued to perform well relative to the
U.S. stock market during the Fund's fiscal year, continuing the trend of the past few years. All 10 sectors of the EAFE produced positive returns during the period.
   However, the U.S. dollar strengthened over the year against the euro, the Japanese yen and
                                                                    (Continued)
--------------------------------------------------------------------------------

PORTFOLIO COMPOSITION               TOP 5 INDUSTRIES*                             TOP 10 EQUITY HOLDINGS*
By sector                           1. Diversified Banks                    12.6% 1.  GlaxoSmithKline PLC-ADR
         [PIE CHART]                2. Pharmaceuticals                       9.3      (United Kingdom)                 2.9%
Financials                    23.4% 3. Integrated Oil & Gas                  6.8  2.  Royal Bank of Scotland Group PLC
Consumer Staples                    4. Integrated Telecommunication                   (United Kingdom)
                              11.8%    Services                              6.0                                       2.8
Consumer Discretionary        10.6% 5. Packaged Foods & Meats                3.7  3.  Nokia Oyj (Finland)              2.4
Health Care                   10.1%                                               4.  Shin-Etsu Chemical Co., Ltd.
Industrials                    9.0%                                                   (Japan)                          2.4
Telecommunications Services                                                       5.  BAE Systems PLC
                               7.9%                                                   (United Kingdom)                 2.3
Energy                         7.9%                                               6.  Takeda Pharmaceutical Co. Ltd.
Materials                      7.8%                                                   (Japan)                          2.2
Information Technology         6.6%                                               7.  Vodafone Group PLC
Money Market Funds Plus                                                               (United Kingdom)                 1.9
Other Assets Less Liabilities  3.3%                                               8.  Reed Elsevier PLC
Utilities                      1.6%                                                   (United Kingdom)                 1.9
                                                                                  9.  Aegon N.V. (Netherlands)         1.8
                                                                                  10. TNT N.V. (Netherlands)           1.7
                                           TOTAL NET ASSETS                 $279.5 MILLION
                                           TOTAL NUMBER OF HOLDINGS*         81

The Fund's holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.
*Excluding money market fund holdings.
--------------------------------------------------------------------------------
AIM INTERNATIONAL CORE EQUITY FUND
several other currencies. This reduced the returns of stocks denominated in those currencies upon conversion into dollars, somewhat diminishing Fund results.
   With oil prices approaching $70 per barrel during the fiscal year, the energy sector benefited from a dramatic rise in commodity prices. The Fund reaped benefits from both an allocation and stock selection perspective. The single largest positive contributor to Fund returns was EnCana, a Canadian natural gas provider. Statoil, a Norwegian oil and gas company, also contributed positively. These companies benefited from rising commodity prices, strong production growth relative to their peers and attractive valuations--characteristics we believe could lead to strong long-term performance. During the period, we took profits on some energy holdings to scale back the Fund's exposure and bring it into line with the EAFE.
WE CONTINUE TO BELIEVE NON-U.S. EQUITIES ARE MORE ATTRACTIVELY VALUED THAN DOMESTIC STOCKS.
   The market trend of higher-risk securities outperforming lower-risk stocks was especially pronounced in Japan, and much of the under-performance within the Fund came from that region. NEC ELECTRONICS CORP., a Japanese information technology company, was a detractor during the fiscal year. We continued to hold this company due to our conviction in its long term potential.
   Results from the United Kingdom (U.K.) were mixed. Defense contractor BAE SYSTEMS was among the Fund's top contributors, as was pharmaceutical giant GLAXOSMITHKLINE. The consumer discretionary and consumer staples sectors in the U.K. suffered as interest rate hikes imposed during previous years began taking a toll on consumer spending. British home improvement retailer KINGFISHER suffered as a result and was a negative contributor to the Fund's performance. The company continued to trade at attractive valuations and we retained it in the portfolio due to our belief in its prospects for long-term success.
IN CLOSING
At the end of the Fund's fiscal year, we continue to believe non-U.S. equities are more attractively valued than domestic stocks and offer U.S.-based investors valuable portfolio diversification. We anticipate that returns from global equity markets may be more modest in the coming year. In our opinion, macroeconomic conditions indicate possible risks from a decelerating worldwide growth rate, inflationary pressures and further U.S. interest-rate increases.
   We remain committed to our disciplined strategy of selecting securities based on the strengths of individual companies. We believe many of the well established, financially strong companies favored by our investment approach may be better positioned to perform well in such conditions than some of the higher-risk market segments that have outperformed in recent years.
   We welcome any new investors who have joined the Fund during the reporting period, and to all of our shareholders we would like to say thank you for your continued investment in AIM International Core Equity Fund.
THE VIEWS AND OPINIONS EXPRESSED IN MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE ARE THOSE OF A I M ADVISORS, INC. THESE VIEWS AND OPINIONS ARE SUBJECT TO
CHANGE AT ANY TIME BASED ON FACTORS SUCH AS MARKET AND ECONOMIC CONDITIONS. THESE VIEWS AND OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR RECOMMENDATIONS, OR AS AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, COUNTRY, INDUSTRY, SECURITY OR THE FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT A I M ADVISORS, INC. MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT
MANAGEMENT PHILOSOPHY.
      See important Fund and index disclosures inside front cover.
--------------------------------------------------------------------------------
The Fund is team managed by INVESCO Global Asset Management (N.A.), Inc. The five most senior members of the investment team, who have the most significant responsibility for managing the Fund, are as follows:
[GRANADE PHOTO]
ERIK B. GRANADE, Chartered Financial Analyst, is a manager of AIM International Core Equity Fund. He began his investment career in 1986 and has been a portfolio manager with INVESCO and its affiliates since 1996. He holds a B.A.
in economics from Trinity College in Hartford, Connecticut.
[BAKER PHOTO]
INGRID E. BAKER, Chartered Financial Analyst, is a manager of AIM International Core Equity Fund. She began her investment career in 1990 and joined INVESCO in 1999. She holds a B.A. in inter-national politics from Oberlin College and an M.B.A. in finance from the University of Navarra in Spain.
[DAVIDSON PHOTO]
W. LINDSAY DAVIDSON is a manager of AIM International Core Equity Fund. He began his investment career in 1974 and has served as portfolio manager with AMVESCAP PLC and affiliated companies since 1984. A native of St. Andrews, Scotland, he received his degree in economics with honors from Edinburgh University.
[GARREN PHOTO]
MICHELE T. GARREN, Chartered Financial Analyst, is a manager of AIM International Core Equity Fund. She began her investment career in 1987 and joined INVESCO in 1997. She holds a B.B.A. in finance from Southern Methodist University and an M.B.A. in finance from New York University.
[STARKE PHOTO]
KENT A. STARKE, Chartered Financial Analyst, is a manager of AIM International Core Equity Fund. He began his investment career in 1983 and joined INVESCO in 1992. He has been with the international equity product since its inception. He received a B.B.A. from the University of Georgia and an M.S. in Finance from Georgia State University.
--------------------------------------------------------------------------------
                             [RIGHT ARROW GRAPHIC]
FOR A PRESENTATION OF YOUR FUND'S LONG-TERM PERFORMANCE RECORD, PLEASE TURN TO PAGES 6 AND 7.
AIM INTERNATIONAL CORE EQUITY FUND
CALCULATING YOUR ONGOING FUND EXPENSES
EXAMPLE
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments; contingent deferred sales charges on redemptions; and redemption fees, if any; and
(2) ongoing costs, including management fees; distribution and/or service fees (12b-1); and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period May 1, 2005, through October 31, 2005. ACTUAL EXPENSES
The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period.
HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The Fund's actual cumulative total returns at net asset value after expenses for the six months ended October 31, 2005, appear in the table "Cumulative Total Returns" on Page 7.
   THE HYPOTHETICAL ACCOUNT VALUES AND EXPENSES MAY NOT BE USED TO ESTIMATE THE ACTUAL ENDING ACCOUNT BALANCE OR EXPENSES YOU PAID FOR THE PERIOD. YOU MAY USE THIS INFORMATION TO COMPARE THE ONGOING COSTS OF INVESTING IN THE FUND AND
OTHER FUNDS. TO DO SO, COMPARE THIS 5% HYPOTHETICAL EXAMPLE WITH THE 5% HYPOTHETICAL EXAMPLES THAT APPEAR IN THE SHAREHOLDER REPORTS OF THE OTHER FUNDS.
   Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions, and redemption fees, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
--------------------------------------------------------------------------------

                                ACTUAL                 HYPOTHETICAL
                                                 (5% ANNUAL RETURN BEFORE EXPENSES)
           BEGINNING      ENDING      EXPENSES      ENDING           EXPENSES       ANNUALIZED
SHARE    ACCOUNT VALUE ACCOUNT VALUE PAID DURING ACCOUNT VALUE      PAID DURING      EXPENSE
CLASS      (5/1/05)    (10/31/05)/1/ PERIOD/2,3/  (10/31/05)        PERIOD/2,4/       RATIO
   A       $1,000.00     $1,065.40     $ 8.49      $1,016.99          $ 8.29           1.63%
   B        1,000.00      1,061.20      12.21       1,013.36           11.93           2.35
   C        1,000.00      1,060.70      12.21       1,013.36           11.93           2.35
   R        1,000.00      1,063.60       9.62       1,015.88            9.40           1.85
Investor    1,000.00      1,065.50       8.33       1,017.14            8.13           1.60

/1/The actual ending account value is based on the actual total return of the Fund for the period May 1, 2005, through October 31, 2005, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund's expense ratio and a hypothetical annual return of 5% before expenses. The Fund's actual cumulative total returns at net asset value after expenses for the six months ended October 31, 2005, appear in the table "Cumulative Total Returns" on Page 7.
/2/Expenses are equal to the Fund's annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half year. Effective on July 1, 2005, the distributor contractually agreed to reduce Rule 12b-1 plan fees for Class A shares to 0.25%. The annualized expense ratio restated as if this agreement had been in effect throughout the entire most recent fiscal half year is 1.60% for Class A shares.
/3/The actual expenses paid restated as if the changes discussed above had been in effect throughout the entire most recent fiscal half year are $8.33 for
Class A shares.
/4/The hypothetical expenses paid restated as if the changes discussed above had been in effect throughout the entire most recent fiscal half year are $8.13 for Class A shares.
--------------------------------------------------------------------------------
                                           [ARROW
                                           BUTTON     For More Information Visit
                                           IMAGE]     AIMINVESTMENTS.COM
AIM INTERNATIONAL CORE EQUITY FUND
YOUR FUND'S LONG-TERM PERFORMANCE
--------------------------------------------------------------------------------
RESULTS OF A $10,000 INVESTMENT
FUND DATA FROM 10/28/98, INDEX DATA FROM 10/31/98
                               [MOUNTAIN CHART]

                    AIM INTERNATIONAL LIPPER INTERNATIONAL
                    CORE EQUITY FUND-    LARGE-CAP CORE    MSCI EAFE
           DATE      CLASS A SHARES        FUND INDEX        INDEX
           10/28/98      $ 10000
           10/98           10020            $ 10000         $ 10000
           11/98           10340              10509           10512
           12/98           10650              10790           10927
           1/99            10429              10876           10895
           2/99            10109              10578           10635
           3/99            10379              10977           11079
           4/99            10589              11495           11528
           5/99            10329              11014           10934
           6/99            10680              11557           11361
           7/99            10780              11860           11698
           8/99            10850              11945           11741
           9/99            10840              11993           11859
           10/99           11199              12428           12303
           11/99           11686              13333           12731
           12/99           13146              14993           13873
           1/00            12043              14125           12992
           2/00            12486              15065           13342
           3/00            12682              15218           13859
           4/00            12002              14298           13130
           5/00            11919              14039           12809
           6/00            12620              14700           13310
           7/00            12126              14252           12752
           8/00            12424              14441           12862
           9/00            11672              13600           12236
           10/00           11497              13213           11947
           11/00           11103              12778           11499
           12/00           11555              13318           11908
           1/01            11950              13288           11902
           2/01            11239              12430           11009
           3/01            10540              11542           10276
           4/01            11273              12271           10990
           5/01            11070              11910           10602
           6/01            10686              11529           10168
           7/01            10392              11210            9983
           8/01            10200              10982            9730
           9/01             9208               9859            8745
           10/01            9228              10073            8969
           11/01            9623              10450            9299
           12/01            9668              10610            9354
           1/02             9352              10105            8857
           2/02             9566              10275            8920
           3/02            10120              10815            9445
           4/02            10391              10836            9464
           5/02            10572              10963            9584
           6/02            10154              10571            9203
           7/02             9092               9477            8294
           8/02             9160               9492            8275
           9/02             8054               8488            7387
           10/02            8303               8992            7784
           11/02            8720               9399            8137
           12/02            8529               9066            7863
           1/03             8156               8652            7535
           2/03             7930               8438            7362
           3/03             7783               8255            7218
           4/03             8461               9024            7925
           5/03             8913               9548            8405
           6/03             9026               9758            8608
           7/03             9218               9996            8817
           8/03             9388              10240            9030
           9/03             9523              10437            9308
           10/03            9998              11040            9888
           11/03           10311              11248           10108
           12/03           11106              12031           10898
           1/04            11220              12277           11052
           2/04            11492              12554           11307
           3/04            11436              12575           11370
           4/04            11220              12183           11113
           5/04            11311              12161           11137
           6/04            11696              12325           11395
           7/04            11322              11873           11025
           8/04            11356              11971           11074
           9/04            11663              12332           11363
           10/04           12083              12703           11751
           11/04           12741              13523           12553
           12/04           13251              14097           13104
           1/05            12919              13797           12864
           2/05            13537              14422           13419
           3/05            13205              14037           13082
           4/05            12920              13713           12775
           5/05            12885              13758           12781
           6/05            12988              13914           12950
           7/05            13274              14398           13347
           8/05            13594              14854           13685
           9/05            14120              15387           14294
           10/05           13761              14944           13877

                                                           SOURCE: LIPPER, INC.
--------------------------------------------------------------------------------
Past performance cannot guarantee comparable future results.
   The data shown in the chart include reinvested distributions, applicable sales charges, Fund expenses and management fees. Performance of an index of funds reflects fund expenses and management fees; performance of a market index does not. Performance shown in the chart and table(s) does not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of
Fund shares. Performance of the indexes does not reflect the effects of taxes.
   This chart, which is a logarithmic chart, presents the fluctuations in the value of the Fund and its indexes. We believe that a logarithmic chart is more effective than other types of charts in illustrating changes in value during the early years shown in the chart. The vertical axis, the one that indicates the dollar value of an investment, is constructed with each segment representing a percent change in the value of the investment. In this chart, each segment represents a doubling, or 100% change, in the value of the investment. In other words, the space between $5,000 and $10,000 is the same size as the space between $10,000 and $20,000 and so on.
AIM INTERNATIONAL CORE EQUITY FUND
--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
As of 10/31/05, including applicable sales charges
CLASS A SHARES
Inception (3/28/02)    6.93%
   1 Year              7.65
CLASS B SHARES
Inception (3/28/02)    7.40%
   1 Year              8.00
CLASS C SHARES
Inception (2/14/00)    0.90%
   5 Years             2.65
   1 Year             12.00
CLASS R SHARES
Inception (11/24/03)  16.60%
   1 Year             13.64
INVESTOR CLASS SHARES
Inception (10/28/98)   4.66%
   5 Years             3.66
   1 Year             13.92
================================================================================
AVERAGE ANNUAL TOTAL RETURNS
As of 9/30/05, most recent calendar quarter-end, including applicable sales charges
CLASS A SHARES
Inception (3/28/02)    7.87%
   1 Year             14.26
CLASS B SHARES
Inception (3/28/02)    8.40%
   1 Year             15.12
CLASS C SHARES
Inception (2/14/00)    1.39%
   5 Years             2.86
   1 Year             19.15
CLASS R SHARES
Inception (11/24/03)  19.07%
   1 Year             20.74
INVESTOR CLASS SHARES
Inception (10/28/98)   5.10%
   5 Years             3.87
   1 Year             21.06
================================================================================
CUMULATIVE TOTAL RETURNS
6 months ended 10/31/05, excluding applicable sales charges
Class A Shares        6.54%
Class B Shares        6.12
Class C Shares        6.07
Class R Shares        6.36
Investor Class Shares 6.55
--------------------------------------------------------------------------------
THE PERFORMANCE DATA QUOTED REPRESENT PAST PERFORMANCE AND CANNOT GUARANTEE COMPARABLE FUTURE RESULTS; CURRENT PERFORMANCE MAY BE LOWER OR HIGHER. PLEASE VISIT AIMINVESTMENTS.COM FOR THE MOST RECENT MONTH-END PERFORMANCE. PERFORMANCE FIGURES REFLECT REINVESTED DISTRIBUTIONS, CHANGES IN NET ASSET VALUE AND THE EFFECT OF THE MAXIMUM SALES CHARGE UNLESS OTHERWISE STATED. PERFORMANCE FIGURES DO NOT REFLECT DEDUCTION OF TAXES A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR SALE OF FUND SHARES. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL SHARES.
   CLASS A SHARE PERFORMANCE REFLECTS THE MAXIMUM 5.50% SALES CHARGE, AND CLASS B AND CLASS C SHARE PERFORMANCE REFLECTS THE APPLICABLE CONTINGENT DEFERRED SALES CHARGE (CDSC) FOR THE PERIOD INVOLVED. THE CDSC ON CLASS B SHARES
DECLINES FROM 5% BEGINNING AT THE TIME OF PURCHASE TO 0% AT THE BEGINNING OF
THE SEVENTH YEAR. THE CDSC ON CLASS C SHARES IS 1% FOR THE FIRST YEAR AFTER PURCHASE. CLASS R SHARES DO NOT HAVE A FRONT-END SALES CHARGE; RETURNS SHOWN
ARE AT NET ASSET VALUE AND DO NOT REFLECT A 0.75% CDSC THAT MAY BE IMPOSED ON A TOTAL REDEMPTION OF RETIREMENT PLAN ASSETS WITHIN THE FIRST YEAR. INVESTOR
CLASS SHARES DO NOT HAVE A FRONT-END SALES CHARGE OR CDSC; THEREFORE, PERFORMANCE SHOWN IS AT NET ASSET VALUE.
   THE PERFORMANCE OF THE FUND'S SHARE CLASSES WILL DIFFER DUE TO DIFFERENT SALES CHARGE STRUCTURES AND CLASS EXPENSES.
   HAD THE ADVISOR NOT WAIVED FEES AND/OR REIMBURSED EXPENSES IN THE PAST, PERFORMANCE WOULD HAVE BEEN LOWER.
   A REDEMPTION FEE OF 2% WILL BE IMPOSED ON CERTAIN REDEMPTIONS OR EXCHANGES OUT OF THE FUND WITHIN 30 DAYS OF PURCHASE. EXCEPTIONS TO THE REDEMPTION FEE
ARE LISTED IN THE FUND'S PROSPECTUS.
AIM INTERNATIONAL CORE EQUITY FUND
APPROVAL OF INVESTMENT ADVISORY AGREEMENT AND
SUMMARY OF INDEPENDENT WRITTEN FEE EVALUATION
The Board of Trustees of AIM International Mutual Funds (the "Board") oversees the management of AIM International Core Equity Fund (the "Fund") and, as required by law, determines annually whether to approve the continuance of the Fund's advisory agreement with A I M Advisors, Inc. ("AIM"). Based upon the recommendation of the Investments Committee of the Board, which is comprised solely of independent trustees, at a meeting held on June 30, 2005, the Board, including all of the independent trustees, approved the continuance of the advisory agreement (the "Advisory Agreement") between the Fund and AIM for another year, effective July 1, 2005.
   The Board considered the factors discussed below in evaluating the fairness and reasonableness of the Advisory Agreement at the meeting on June 30, 2005 and as part of the Board's ongoing oversight of the Fund. In their deliberations, the Board and the independent trustees did not identify any particular factor that was controlling, and each trustee attributed different weights to the various factors.
   One of the responsibilities of the Senior Officer of the Fund, who is independent of AIM and AIM's affiliates, is to manage the process by which the Fund's proposed management fees are negotiated to ensure that they are negotiated in a manner which is at arm's length and reasonable. To that end, the Senior Officer must either supervise a competitive bidding process or prepare an independent written evaluation. The Senior Officer has recommended an independent written evaluation in lieu of a competitive bidding process and, upon the direction of the Board, has prepared such an independent written evaluation. Such written evaluation also considered certain of the factors discussed below. In addition, as discussed below, the Senior Officer made certain recommendations to the Board in connection with such written evaluation.
   The discussion below serves as a summary of the Senior Officer's independent written evaluation and recommendations to the Board in connection therewith, as well as a discussion of the material factors and the conclusions with respect thereto that formed the basis for the Board's approval of the Advisory Agreement. After consideration of all of the factors below and based on its informed business judgment, the Board determined that the Advisory Agreement is in the best interests of the Fund and its shareholders and that the compensation to AIM under the Advisory Agreement is fair and reasonable and would have been obtained through arm's length negotiations.
.. The nature and extent of the advisory services to be provided by AIM. The Board reviewed the services to be provided by AIM under the Advisory Agreement. Based on such review, the Board concluded that the range of services to be provided by AIM under the Advisory Agreement was appropriate and that AIM currently is providing services in accordance with the terms of the Advisory Agreement.
.. The quality of services to be provided by AIM. The Board reviewed the credentials and experience of the officers and employees of AIM who will provide investment advisory services to the Fund. In reviewing the qualifications of AIM to provide investment advisory services, the Board reviewed the qualifications of AIM's investment personnel and considered such issues as AIM's portfolio and product review process, various back office support functions provided by AIM and AIM's equity and fixed income trading operations. Based on the review of these and other factors, the Board concluded that the quality of services to be provided by AIM was appropriate and that AIM currently is providing satisfactory services in accordance with the terms of the Advisory Agreement.
.. The performance of the Fund relative to comparable funds. The Board reviewed the performance of the Fund during the past one, three and five calendar years against the performance of funds advised by other advisors with investment strategies comparable to those of the Fund. The Board noted that the Fund's performance in such periods was above the median performance of such comparable funds. The Board also noted that AIM began serving as investment advisor to the Fund in November 2003. Based on this review, the Board concluded that no changes should be made to the Fund and that it was not necessary to change the Fund's portfolio management team at this time.
.. The performance of the Fund relative to indices. The Board reviewed the performance of the Fund during the past one, three and five calendar years against the performance of the Lipper International Large Cap Core Index. The Board noted that the Fund's performance in such periods was above the Index performance. The Board also noted that AIM began serving as investment advisor to the Fund in November 2003. Based on this review, the Board concluded that no changes should be made to the Fund and that it was not necessary to change the Fund's portfolio management team at this time.
.. Meeting with the Fund's portfolio managers and investment personnel. With respect to the Fund, the Board is meeting periodically with such Fund's portfolio managers and/or other investment personnel and believes that such individuals are competent and able to continue to carry out their responsibilities under the Advisory Agreement.
.. Overall performance of AIM. The Board considered the overall performance of AIM in providing investment advisory and portfolio administrative services to the Fund and concluded that such performance was satisfactory.
.. Fees relative to those of clients of AIM with comparable investment strategies. The Board reviewed the advisory fee rate for the Fund under the Advisory Agreement. The Board noted that this rate was higher than the sub-advisory fee rate for an unaffiliated mutual fund for which an AIM affiliate serves as sub-advisor with investment strategies comparable to those of the Fund, although the total management fees paid by such unaffiliated mutual fund was higher than the advisory fee rate for the Fund. The Board noted that AIM has agreed to waive advisory fees of the Fund and to limit the Fund's total operating expenses, as discussed below. Based on this review, the Board concluded that the advisory fee rate for the Fund under the Advisory Agreement was fair and reasonable.
.. Fees relative to those of comparable funds with other advisors. The Board reviewed the advisory fee rate for the Fund under the Advisory Agreement. The Board compared effective contractual advisory fee rates at a common asset level and noted that the Fund's rate was comparable to the median rate of the funds advised by other advisors with investment strategies comparable to those of the Fund that the Board reviewed. The Board noted that AIM has agreed to waive advisory fees of the Fund and to limit the Fund's total operating expenses, as discussed below. Based on this review, the Board concluded that the advisory fee rate for the Fund under the Advisory Agreement was fair and reasonable.
.. Expense limitations and fee waivers. The Board noted that AIM has contractually agreed to waive advisory fees of the Fund through June 30, 2006 to the extent necessary so that the advisory fees payable by the Fund do not exceed a specified maximum advisory fee rate, which maximum rate includes breakpoints and is based on net asset levels. The Board considered the contractual nature of this fee waiver and noted that it remains in effect until June 30, 2006. The Board noted that AIM has contractually agreed to waive fees and/or limit expenses of the Fund through October 31, 2005 in an amount necessary to limit total annual operating expenses to a specified percentage of average daily net assets for each class of the Fund. The Board considered the contractual nature of this fee waiver/expense limitation and noted that it remains in effect until October 31, 2005. The Board considered the effect this fee waiver/expense limitation would have on the Fund's estimated expenses and concluded that the levels of fee waivers/expense limitations for the Fund were fair and reasonable.
.. Breakpoints and economies of scale. The Board reviewed the structure of the Fund's advisory fee under the Advisory Agreement, noting that it includes six breakpoints. The Board reviewed the level of the Fund's advisory fees, and noted that such fees, as a percentage of the Fund's net assets, would decrease as net assets increase because the Advisory Agreement includes breakpoints. The Board noted that, due to the Fund's current asset levels and the way in which the advisory fee breakpoints have been structured, the Fund has yet to benefit from the breakpoints. The Board noted that AIM has contractually agreed to waive advisory fees of the Fund through June 30, 2006 to the extent necessary so that the advisory fees payable by the Fund do not exceed a specified maximum advisory fee rate, which maximum rate includes breakpoints and is based on net asset levels. The Board concluded that the Fund's fee levels under the Advisory Agreement therefore would reflect economies of scale at higher asset levels and that it was not necessary to change the advisory fee breakpoints in the Fund's advisory fee schedule.
.. Investments in affiliated money market funds. The Board also took into account the fact that uninvested cash and cash collateral from securities lending arrangements (collectively, "cash balances") of the Fund may be invested in money market funds advised by AIM pursuant to the terms of an SEC exemptive order. The Board found that the Fund may realize certain benefits upon investing cash balances in AIM advised money market funds, including a higher net return, increased liquidity, increased diversification or decreased transaction costs. The Board also found that the Fund will not receive reduced services if it invests its cash balances in such money market funds. The Board noted that, to the extent the Fund invests in affiliated money market funds,
AIM has voluntarily agreed to waive a portion of the advisory fees it receives from the Fund attributable to such investment. The Board further determined that the proposed securities lending program and related procedures with respect to the lending Fund is in the best interests of the lending Fund and its respective shareholders. The Board therefore concluded that the investment of cash collateral received in connection with the securities lending program in the money market funds according to the procedures is in the best interests of the lending Fund and its respective shareholders.
                                                                    (continued)
AIM INTERNATIONAL CORE EQUITY FUND
.. Independent written evaluation and recommendations of the Fund's Senior Officer. The Board noted that, upon their direction, the Senior Officer of the Fund, who is independent of AIM and AIM's affiliates, had prepared an independent written evaluation in order to assist the Board in determining the reasonableness of the proposed management fees of the AIM Funds, including the Fund. The Board noted that the Senior Officer's written evaluation had been relied upon by the Board in this regard in lieu of a competitive bidding process. In determining whether to continue the Advisory Agreement for the
Fund, the Board considered the Senior Officer's written evaluation and the recommendation made by the Senior Officer to the Board that the Board consider implementing a process to assist them in more closely monitoring the performance of the AIM Funds. The Board concluded that it would be advisable to implement such a process as soon as reasonably practicable.
.. Profitability of AIM and its affiliates. The Board reviewed information concerning the profitability of AIM's (and its affiliates') investment advisory and other activities and its financial condition. The Board considered the overall profitability of AIM, as well as the profitability of AIM in connection with managing the Fund. The Board noted that AIM's operations remain profitable, although increased expenses in recent years have reduced AIM's profitability. Based on the review of the profitability of AIM's and its affiliates' investment advisory and other activities and its financial condition, the Board concluded that the compensation to be paid by the Fund to AIM under its Advisory Agreement was not excessive.
.. Benefits of soft dollars to AIM. The Board considered the benefits realized by AIM as a result of brokerage transactions executed through "soft dollar" arrangements. Under these arrangements, brokerage commissions paid by the Fund and/or other funds advised by AIM are used to pay for research and execution services. This research is used by AIM in making investment decisions for the Fund. The Board concluded that such arrangements were appropriate.
.. AIM's financial soundness in light of the Fund's needs. The Board considered whether AIM is financially sound and has the resources necessary to perform its obligations under the Advisory Agreement, and concluded that AIM has the financial resources necessary to fulfill its obligations under the Advisory Agreement.
.. Historical relationship between the Fund and AIM. In determining whether to continue the Advisory Agreement for the Fund, the Board also considered the prior relationship between AIM and the Fund, as well as the Board's knowledge of AIM's operations, and concluded that it was beneficial to maintain the current relationship, in part, because of such knowledge. The Board also reviewed the general nature of the non-investment advisory services currently performed by AIM and its affiliates, such as administrative, transfer agency and distribution services, and the fees received by AIM and its affiliates for performing such services. In addition to reviewing such services, the trustees also considered the organizational structure employed by AIM and its affiliates to provide those services. Based on the review of these and other factors, the Board concluded that AIM and its affiliates were qualified to continue to provide non-investment advisory services to the Fund, including administrative, transfer agency and distribution services, and that AIM and its affiliates currently are providing satisfactory non-investment advisory services.
.. Other factors and current trends. In determining whether to continue the Advisory Agreement for the Fund, the Board considered the fact that AIM, along with others in the mutual fund industry, is subject to regulatory inquiries and litigation related to a wide range of issues. The Board also considered the governance and compliance reforms being undertaken by AIM and its affiliates, including maintaining an internal controls committee and retaining an independent compliance consultant, and the fact that AIM has undertaken to cause the Fund to operate in accordance with certain governance policies and practices. The Board concluded that these actions indicated a good faith effort on the part of AIM to adhere to the highest ethical standards, and determined that the current regulatory and litigation environment to which AIM is subject should not prevent the Board from continuing the Advisory Agreement for the Fund.
APPROVAL OF SUB-ADVISORY AGREEMENT
The Board oversees the management of the Fund and, as required by law, determines annually whether to approve the continuance of the Fund's sub-advisory agreement. Based upon the recommendation of the Investments Committee of the Board, which is comprised solely of independent trustees, at a meeting held on June 30, 2005, the Board, including all of the independent trustees, approved the continuance of the sub-advisory agreement (the "Sub-Advisory Agreement") between INVESCO Global Asset Management (N.A.), Inc. (the "Sub-Advisor") and AIM with respect to the Fund for another year, effective July 1, 2005.
   The Board considered the factors discussed below in evaluating the fairness and reasonableness of the Sub-Advisory Agreement at the meeting on June 30,
2005 and as part of the Board's ongoing oversight of the Fund. In their deliberations, the Board and the independent trustees did not identify any particular factor that was controlling, and each trustee attributed different weights to the various factors.
   The discussion below serves as a discussion of the material factors and the conclusions with respect thereto that formed the basis for the Board's approval of the Sub-Advisory Agreement. After consideration of all of the factors below and based on its informed business judgment, the Board determined that the Sub-Advisory Agreement is in the best interests of the Fund and its shareholders.
.. The nature and extent of the advisory services to be provided by the Sub-Advisor. The Board reviewed the services to be provided by the Sub-Advisor under the Sub-Advisory Agreement. Based on such review, the Board concluded that the range of services to be provided by the Sub-Advisor under the Sub-Advisory Agreement was appropriate and that the Sub-Advisor currently is providing services in accordance with the terms of the Sub-Advisory Agreement. .. The quality of services to be provided by the Sub-Advisor. The Board reviewed the credentials and experience of the officers and employees of the Sub-Advisor who will provide investment advisory services to the Fund. Based on the review of these and other factors, the Board concluded that the quality of services to be provided by the Sub-Advisor was appropriate, and that the Sub-Advisor currently is providing satisfactory services in accordance with the terms of the Sub-Advisory Agreement.
.. The performance of the Fund relative to comparable funds. The Board reviewed the performance of the Fund during the past one, three and five calendar years against the performance of funds advised by other advisors with investment strategies comparable to those of the Fund. The Board noted that the Fund's performance in such periods was above the median performance of such comparable funds. The Board also noted that AIM began serving as investment advisor to the Fund in November 2003. Based on this review, the Board concluded that no changes should be made to the Fund and that it was not necessary to change the Fund's portfolio management team at this time.
.. The performance of the Fund relative to indices. The Board reviewed the performance of the Fund during the past one, three and five calendar years against the performance of the Lipper International Large Cap Core Index. The Board noted that the Fund's performance in such periods was above the Index performance. The Board also noted that AIM began serving as investment advisor to the Fund in November 2003. Based on this review, the Board concluded that no changes should be made to the Fund and that it was not necessary to change the Fund's portfolio management team at this time.
.. Meeting with the Fund's portfolio managers and investment personnel. The Board is meeting periodically with the Fund's portfolio managers and/or other investment personnel and believes that such individuals are competent and able to continue to carry out their responsibilities under the Sub-Advisory Agreement.
.. Overall performance of the Sub-Advisor. The Board considered the overall performance of the Sub-Advisor in providing investment advisory services to the Fund and concluded that such performance was satisfactory.
.. Advisory fees, expense limitations and fee waivers, and breakpoints and economies of scale. In reviewing these factors, the Board considered only the advisory fees charged to the Fund by AIM and did not consider the sub-advisory fees paid by AIM to the Sub-Advisor. The Board believes that this approach is appropriate because the sub-advisory fees have no effect on the Fund or its shareholders, as they are paid by AIM rather than the Fund. Furthermore, AIM and the Sub-Advisor are affiliates and the Board believes that the allocation of fees between them is a business matter, provided that the advisory fees charged to the Fund are fair and reasonable.
.. Profitability of AIM and its affiliates. The Board reviewed information concerning the profitability of AIM's (and its affiliates') investment advisory and other activities and its financial condition. The Board considered the overall profitability of AIM, as well as the profitability of AIM in connection with managing the Fund. The Board noted that AIM's operations remain profitable, although increased expenses in recent years have reduced AIM's profitability. Based on the review of the profitability of AIM's and its affiliates' investment advisory and other activities and its financial condition, the Board concluded that the compensation to be paid by the Fund to AIM under its Advisory Agreement was not excessive.
.. The Sub-Advisor's financial soundness in light of the Fund's needs. The Board considered whether the Sub-Advisor is financially sound and has the resources necessary to perform its obligations under the Sub-Advisory Agreement, and concluded that the Sub-Advisor has the financial resources necessary to fulfill its obligations under the Sub-Advisory Agreement.
SUPPLEMENT TO ANNUAL REPORT DATED 10/31/05
AIM INTERNATIONAL CORE EQUITY FUND
INSTITUTIONAL CLASS SHARES
The following information has been prepared to provide Institutional Class shareholders with a performance overview specific to their holdings. Institutional Class shares are offered exclusively to institutional investors, including defined contribution plans that meet certain criteria.
--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
 For periods ended 10/31/05
 Inception (4/30/04)         15.17%
 1 Year                      14.53
 6 Months*                    6.78
================================================================================
AVERAGE ANNUAL TOTAL RETURNS
For periods ended 9/30/05, most recent calendar quarter-end
Inception (4/30/04)                                         18.26%
1 Year                                                      21.76
6 Months*                                                    7.34
*Cumulative total return that has not been annualized
================================================================================
INSTITUTIONAL CLASS SHARES HAVE NO SALES CHARGE; THEREFORE, PERFORMANCE IS AT NET ASSET VALUE (NAV). PERFORMANCE OF INSTITUTIONAL CLASS SHARES WILL DIFFER FROM PERFORMANCE OF OTHER SHARE CLASSES DUE TO DIFFERING SALES CHARGES AND
CLASS EXPENSES.
   PLEASE NOTE THAT PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS. MORE RECENT RETURNS MAY BE MORE OR LESS THAN THOSE SHOWN. ALL RETURNS ASSUME REINVESTMENT OF DISTRIBUTIONS AT NET ASSET VALUE. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO YOUR SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. SEE FULL REPORT FOR INFORMATION ON
COMPARATIVE BENCHMARKS. PLEASE CONSULT YOUR FUND PROSPECTUS FOR MORE INFORMATION. FOR THE MOST CURRENT MONTH-END PERFORMANCE, PLEASE CALL 800-525-8085 OR VISIT AIMINVESTMENTS.COM.
--------------------------------------------------------------------------------
NASDAQ SYMBOL                                                              IBVIX
--------------------------------------------------------------------------------
                                  Over for information on your Fund's expenses.
                      FOR INSTITUTIONAL INVESTOR USE ONLY
This material is for institutional investor use only and may not be quoted, reproduced or shown to the public, nor used in written form as sales literature for public use.

                                                          [YOUR GOALS.
                                                        OUR SOLUTIONS.]        [AIM INVESTMENTS LOGO]
                                                    - REGISTERED TRADEMARK -  - REGISTERED TRADEMARK -
AIMINVESTMENTS.COM        I-ICE-INS-1

INFORMATION ABOUT YOUR FUND'S EXPENSES
CALCULATING YOUR ONGOING FUND EXPENSES
EXAMPLE
As a shareholder of the Fund, you incur ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period May 1, 2005, through October 31, 2005.
ACTUAL EXPENSES
The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period.
HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The Fund's actual cumulative total return after expenses for the six months ended October 31, 2005, appears in the table on the front of this supplement.
   THE HYPOTHETICAL ACCOUNT VALUES AND EXPENSES MAY NOT BE USED TO ESTIMATE THE ACTUAL ENDING ACCOUNT BALANCE OR EXPENSES YOU PAID FOR THE PERIOD. YOU MAY USE THIS INFORMATION TO COMPARE THE ONGOING COSTS OF INVESTING IN THE FUND AND
OTHER FUNDS. TO DO SO, COMPARE THIS 5% HYPOTHETICAL EXAMPLE WITH THE 5% HYPOTHETICAL EXAMPLES THAT APPEAR IN THE SHAREHOLDER REPORTS OF THE OTHER FUNDS.
   Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.
--------------------------------------------------------------------------------

                               ACTUAL                       HYPOTHETICAL
                                                      (5% ANNUAL RETURN BEFORE EXPENSES)
                BEGINNING      ENDING      EXPENSES      ENDING           EXPENSES       ANNUALIZED
              ACCOUNT VALUE ACCOUNT VALUE PAID DURING ACCOUNT VALUE      PAID DURING      EXPENSE
SHARE CLASS     (5/1/05)    (10/31/05)/1/  PERIOD/2/   (10/31/05)         PERIOD/2/        RATIO
Institutional  $ 1,000.00    $ 1,067.80     $ 5.16     $ 1,020.21           $5.04           0.99%

/1/The actual ending account value is based on the actual total return of the Fund for the period May 1, 2005, through October 31, 2005, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund's expense ratio and a hypothetical annual return of 5% before expenses. The Fund's actual cumulative total return after expenses for the six months ended October 31, 2005, appears in the table on the front of this supplement.
/2/Expenses are equal to the Fund's annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/365 to reflect the one-half year period.
--------------------------------------------------------------------------------
AIMINVESTMENTS.COM I-ICE-INS-1
FINANCIALS
SCHEDULE OF INVESTMENTS
October 31, 2005

                                                           SHARES        VALUE
----------------------------------------------------------------------------------
FOREIGN STOCKS & OTHER EQUITY
 INTERESTS-96.61%
AUSTRALIA-1.62%
National Australia Bank Ltd. (Diversified Banks)/(a)(b)/     129,600 $   3,206,375
----------------------------------------------------------------------------------
National Australia Bank Ltd.-ADR (Diversified
 Banks)/(a)/                                                  10,600     1,314,506
----------------------------------------------------------------------------------
                                                                         4,520,881
----------------------------------------------------------------------------------
BELGIUM-1.48%
Belgacom S.A. (Integrated Telecommunication
 Services)/(b)/                                              123,100     4,128,504
----------------------------------------------------------------------------------
CANADA-2.06%
BCE Inc. (Integrated Telecommunication Services)/(a)/        105,900     2,614,660
----------------------------------------------------------------------------------
EnCana Corp. (Oil & Gas Exploration & Production)             68,800     3,160,821
----------------------------------------------------------------------------------
                                                                         5,775,481
----------------------------------------------------------------------------------
CHINA-0.39%
China Life Insurance Co., Ltd.-ADR (Life & Health
 Insurance)/(c)/                                              37,100     1,088,885
----------------------------------------------------------------------------------
DENMARK-1.41%
Danske Bank A.S. (Diversified Banks)/(b)/                    125,800     3,945,710
----------------------------------------------------------------------------------
FINLAND-4.47%
Nokia Oyj (Communications Equipment)/(b)/                    406,550     6,823,374
----------------------------------------------------------------------------------
Stora Enso Oyj-Class R (Paper Products)/(b)/                 271,900     3,481,423
----------------------------------------------------------------------------------
UPM-Kymmene Oyj (Paper Products)/(b)/                        113,800     2,197,933
----------------------------------------------------------------------------------
                                                                        12,502,730
----------------------------------------------------------------------------------
FRANCE-5.38%
Compagnie Generale des Etablissements Michelin-
 Class B (Tires & Rubber)/(a)/                                72,461     3,912,129
----------------------------------------------------------------------------------
Credit Agricole S.A. (Diversified Banks)/(a)(b)/             113,600     3,330,099
----------------------------------------------------------------------------------
Societe Generale-ADR (Diversified Banks)/(d)/                155,100     3,538,932
----------------------------------------------------------------------------------
Total S.A.-ADR (Integrated Oil & Gas)                         33,730     4,250,655
----------------------------------------------------------------------------------
                                                                        15,031,815
----------------------------------------------------------------------------------
GERMANY-3.87%
BASF A.G. (Diversified Chemicals)/(b)/                        32,400     2,336,187
----------------------------------------------------------------------------------
BASF A.G.-ADR (Diversified Chemicals)                         29,750     2,141,702
----------------------------------------------------------------------------------
Bayerische Motoren Werke A.G. (Automobile
 Manufacturers)/(b)/                                          87,200     3,784,511
----------------------------------------------------------------------------------
Deutsche Bank A.G.-German Shares (Diversified
 Capital Markets)/(a)/                                        14,200     1,329,893
----------------------------------------------------------------------------------
Deutsche Bank A.G. -New York Shares (Diversified
 Capital Markets)                                             13,070     1,223,352
----------------------------------------------------------------------------------
                                                                        10,815,645
----------------------------------------------------------------------------------
HONG KONG-1.55%
Cheung Kong (Holdings) Ltd. (Real Estate
 Management & Development)/(b)/                              135,000     1,408,500
----------------------------------------------------------------------------------
Hutchison Whampoa Ltd. (Industrial
 Conglomerates)/(b)/                                         307,100     2,914,818
----------------------------------------------------------------------------------
                                                                         4,323,318
----------------------------------------------------------------------------------

                                                          SHARES        VALUE
---------------------------------------------------------------------------------
ITALY-1.50%
Eni S.p.A.-ADR (Integrated Oil & Gas)/(a)/                   31,325 $   4,189,719
---------------------------------------------------------------------------------
JAPAN-22.06%
Canon Inc. (Office Electronics)/(b)/                         59,900     3,170,230
---------------------------------------------------------------------------------
Canon Inc.-ADR (Office Electronics)                          48,700     2,584,509
---------------------------------------------------------------------------------
East Japan Railway Co. (Railroads)/(b)/                         705     4,203,000
---------------------------------------------------------------------------------
Fuji Photo Film Co., Ltd. (Photographic Products)/(b)/       72,000     2,299,452
---------------------------------------------------------------------------------
Fuji Photo Film Co., Ltd.-ADR (Photographic
 Products)                                                   94,100     3,015,905
---------------------------------------------------------------------------------
Kao Corp. (Household Products)/(b)/                         150,000     3,582,679
---------------------------------------------------------------------------------
Millea Holdings, Inc. (Property & Casualty
 Insurance)/(b)/                                                162     2,946,753
---------------------------------------------------------------------------------
NEC Electronics Corp. (Semiconductors) (Acquired
 05/18/04-02/09/05; Cost $2,059,548)/(a)(b)/                 40,800     1,101,628
---------------------------------------------------------------------------------
Nintendo Co., Ltd. (Home Entertainment Software)/(b)/        31,300     3,513,791
---------------------------------------------------------------------------------
Nippon Telegraph and Telephone Corp. (Integrated
 Telecommunication Services)/(b)/                               705     3,359,852
---------------------------------------------------------------------------------
Nippon Telegraph and Telephone Corp.-ADR
 (Integrated Telecommunication Services)                     24,585       587,827
---------------------------------------------------------------------------------
Nomura Holdings, Inc. (Investment Banking &
 Brokerage)/(b)/                                            307,000     4,727,935
---------------------------------------------------------------------------------
Olympus Corp. (Health Care Equipment)/(a)(b)/               100,000     2,219,420
---------------------------------------------------------------------------------
Seven & I Holdings Co., Ltd. (Food Retail)/(c)/              66,000     2,154,732
---------------------------------------------------------------------------------
Shin-Etsu Chemical Co., Ltd. (Specialty Chemicals)/(b)/     138,200     6,652,396
---------------------------------------------------------------------------------
SMC Corp. (Industrial Machinery)/(a)(b)/                     20,800     2,778,425
---------------------------------------------------------------------------------
Sony Corp.-ADR (Consumer Electronics)                        94,120     3,087,136
---------------------------------------------------------------------------------
Takeda Pharmaceutical Co. Ltd. (Pharmaceuticals)/(b)/       112,200     6,170,420
---------------------------------------------------------------------------------
Toyota Motor Corp. (Automobile Manufacturers)/(b)/           75,500     3,505,645
---------------------------------------------------------------------------------
                                                                       61,661,735
---------------------------------------------------------------------------------
MEXICO-1.59%
Fomento Economico Mexicano, S.A. de C.V.-ADR
 (Soft Drinks)                                               26,700     1,815,333
---------------------------------------------------------------------------------
Telefonos de Mexico S.A. de C.V.-Series L-ADR
 (Integrated Telecommunication Services)                    130,190     2,627,234
---------------------------------------------------------------------------------
                                                                        4,442,567
---------------------------------------------------------------------------------
NETHERLANDS-7.61%
Aegon N.V. (Life & Health Insurance)                        331,400     4,985,477
---------------------------------------------------------------------------------
Heineken N.V. (Brewers)/(a)(b)/                             129,000     4,086,364
---------------------------------------------------------------------------------
ING Groep N.V.-ADR (Other Diversified Financial
 Services)                                                  116,950     3,375,177
---------------------------------------------------------------------------------
Royal DSM N.V. (Specialty Chemicals)/(b)/                    47,140     1,692,850
---------------------------------------------------------------------------------
Koninklijke (Royal) Philips Electronics N.V.-New York
 Shares (Consumer Electronics)                               87,550     2,290,308
---------------------------------------------------------------------------------
TNT N.V. (Air Freight & Logistics)                          205,950     4,860,915
---------------------------------------------------------------------------------
                                                                       21,291,091
---------------------------------------------------------------------------------
NORWAY-1.05%
Statoil A.S.A. (Integrated Oil & Gas)/(b)/                  132,100     2,933,760
---------------------------------------------------------------------------------

                                                         SHARES        VALUE
-----------------------------------------------------------------------------------
SOUTH KOREA-2.42%
Kookmin Bank (Diversified Banks)/(b)/                       34,700 $   1,994,775
-----------------------------------------------------------------------------------
Korea Electric Power Corp.-ADR (Electric Utilities)         80,700     1,317,831
-----------------------------------------------------------------------------------
KT Corp.-ADR (Integrated Telecommunication
 Services)                                                 160,550     3,459,853
-----------------------------------------------------------------------------------
                                                                       6,772,459
-----------------------------------------------------------------------------------
SPAIN-2.23%
Endesa, S.A.-ADR (Electric Utilities)                      122,385     3,033,924
-----------------------------------------------------------------------------------
Repsol YPF, S.A.-ADR (Integrated Oil & Gas)                107,035     3,190,713
-----------------------------------------------------------------------------------
                                                                       6,224,637
-----------------------------------------------------------------------------------
SWEDEN-1.20%
Nordea Bank A.B. (Diversified Banks)/(b)/                  341,500     3,346,120
-----------------------------------------------------------------------------------
SWITZERLAND-9.08%
Credit Suisse Group (Diversified Capital Markets)/(b)/      96,700     4,278,537
-----------------------------------------------------------------------------------
Nestle S.A. (Packaged Foods & Meats)/(b)/                    9,250     2,753,936
-----------------------------------------------------------------------------------
Nestle S.A.-ADR (Packaged Foods & Meats)/(d)/               38,575     2,868,252
-----------------------------------------------------------------------------------
Novartis A.G. (Pharmaceuticals)                             88,100     4,739,719
-----------------------------------------------------------------------------------
Novartis A.G.-ADR (Pharmaceuticals)                         70,000     3,767,400
-----------------------------------------------------------------------------------
Roche Holding A.G. (Pharmaceuticals)                        14,500     2,166,479
-----------------------------------------------------------------------------------
Zurich Financial Services A.G. (Multi-Line Insurance)       28,195     4,809,806
-----------------------------------------------------------------------------------
                                                                      25,384,129
-----------------------------------------------------------------------------------
TAIWAN-0.42%
Taiwan Semiconductor Manufacturing Co. Ltd.-ADR
 (Semiconductors)                                          145,109     1,172,481
-----------------------------------------------------------------------------------
UNITED KINGDOM-25.22%
Anglo American PLC (Diversified Metals & Mining)           113,800     3,364,669
-----------------------------------------------------------------------------------
BAA PLC (Airport Services)                                 349,400     3,795,082
-----------------------------------------------------------------------------------
BAE Systems PLC (Aerospace & Defense)/(b)/               1,110,000     6,491,854
-----------------------------------------------------------------------------------
Boots Group PLC (Drug Retail)/(b)/                         257,300     2,803,991
-----------------------------------------------------------------------------------
BP PLC (Integrated Oil & Gas)/(b)/                         234,600     2,597,152
-----------------------------------------------------------------------------------
Cadbury Schweppes PLC (Packaged Foods & Meats)/(b)/        470,000     4,627,086
-----------------------------------------------------------------------------------

                                                       SHARES        VALUE
-------------------------------------------------------------------------------
UNITED KINGDOM-(CONTINUED)
Diageo PLC (Distillers & Vintners)                       328,200 $   4,851,865
-------------------------------------------------------------------------------
GlaxoSmithKline PLC (Pharmaceuticals)                     36,000       936,285
-------------------------------------------------------------------------------
GlaxoSmithKline PLC-ADR (Pharmaceuticals)                156,200     8,120,838
-------------------------------------------------------------------------------
HSBC Holdings PLC-ADR (Diversified Banks)                 49,285     3,881,687
-------------------------------------------------------------------------------
Kingfisher PLC (Home Improvement Retail)/(b)/            620,300     2,327,086
-------------------------------------------------------------------------------
Lloyds TSB Group PLC (Diversified Banks)/(b)/            350,000     2,870,092
-------------------------------------------------------------------------------
Morrison (William) Supermarkets PLC (Food Retail)      1,185,200     3,430,782
-------------------------------------------------------------------------------
Reed Elsevier PLC (Publishing)/(b)/                      579,700     5,292,949
-------------------------------------------------------------------------------
Royal Bank of Scotland Group PLC (Diversified
 Banks)/(b)/                                             284,300     7,873,158
-------------------------------------------------------------------------------
Royal Dutch Shell PLC-Class A-ADR (Integrated Oil &
 Gas)                                                     29,450     1,827,078
-------------------------------------------------------------------------------
Vodafone Group PLC (Wireless Telecommunication
 Services)/(b)/                                        2,065,000     5,420,873
-------------------------------------------------------------------------------
                                                                    70,512,527
-------------------------------------------------------------------------------
    Total Foreign Stocks & Other Equity Interests
     (Cost $218,902,082)                                           270,064,194
-------------------------------------------------------------------------------
MONEY MARKET FUNDS-3.82%
Premier Portfolio-Institutional Class
 (Cost $10,682,350)/(e)/                              10,682,350    10,682,350
-------------------------------------------------------------------------------
TOTAL INVESTMENTS-100.43% (excluding
 investments purchased with cash collateral from
 securities loaned) (Cost $229,584,432)                            280,746,544
-------------------------------------------------------------------------------
INVESTMENTS PURCHASED WITH CASH
 COLLATERAL FROM SECURITIES LOANED
MONEY MARKET FUNDS-6.43%
Premier Portfolio--Institutional Class/(e)(f)/        17,969,344    17,969,344
-------------------------------------------------------------------------------
    Total Money Market Funds (purchased with cash
     collateral from securities loaned)
     (Cost $17,969,344)                                             17,969,344
-------------------------------------------------------------------------------
TOTAL INVESTMENTS-106.86% (Cost $247,553,776)                      298,715,888
-------------------------------------------------------------------------------
OTHER ASSETS LESS LIABILITIES-(6.86%)                              (19,174,286)
-------------------------------------------------------------------------------
NET ASSETS-100.00%                                               $ 279,541,602
-------------------------------------------------------------------------------

Investment Abbreviations:

ADR- American Depositary Receipt

Notes to Schedule of Investments:
/(a)/All or a portion of this security has been pledged as collateral for securities lending transactions at October 31, 2005.
/(b)/In accordance with the procedures established by the Board of Trustees, the foreign security is fair valued using adjusted closing market prices. The aggregate value of these securities at October 31, 2005 was $149,179,643 which represented 53.37% of the Fund's Net Assets. See Note 1A.
/(c)/Non-income producing security.
/(d)/In accordance with the procedures established by the Board of Trustees, security fair valued based on an evaluated quote provided by an independent pricing service. The aggregate value of these securities at October 31, 2005 was $6,407,184, which represented 2.29% of the Fund's Net Assets. See Note 1A.
/(e)/The money market fund and the Fund are affiliated by having the same investment advisor. See Note 3.
/(f)/The security has been segregated to satisfy the forward commitment to return the cash collateral received in securities lending transactions upon the borrower's return of the securities loaned. See Note 7.
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
STATEMENT OF ASSETS AND LIABILITIES
October 31, 2005

ASSETS:
Investments, at value (cost $218,902,082)*                             $270,064,194
-----------------------------------------------------------------------------------
Investments in affiliated money market funds (cost $28,651,694)          28,651,694
-----------------------------------------------------------------------------------
    Total investments (cost $247,553,776)                               298,715,888
-----------------------------------------------------------------------------------
Receivables for:
  Investments sold                                                        1,257,336
-----------------------------------------------------------------------------------
  Fund shares sold                                                          716,314
-----------------------------------------------------------------------------------
  Dividends                                                                 545,196
-----------------------------------------------------------------------------------
Investment for trustee deferred compensation and retirement plans            44,449
-----------------------------------------------------------------------------------
Other assets                                                                 93,412
-----------------------------------------------------------------------------------
    Total assets                                                        301,372,595
-----------------------------------------------------------------------------------
LIABILITIES:
Payables for:
  Investments purchased                                                   2,667,571
-----------------------------------------------------------------------------------
  Fund shares reacquired                                                    542,190
-----------------------------------------------------------------------------------
  Amount due custodian                                                      362,431
-----------------------------------------------------------------------------------
  Trustee deferred compensation and retirement plans                         56,171
-----------------------------------------------------------------------------------
  Collateral upon return of securities loaned                            17,969,344
-----------------------------------------------------------------------------------
Accrued distribution fees                                                    78,123
-----------------------------------------------------------------------------------
Accrued trustees' and officer's fees and benefits                             1,778
-----------------------------------------------------------------------------------
Accrued transfer agent fees                                                  86,751
-----------------------------------------------------------------------------------
Accrued operating expenses                                                   66,634
-----------------------------------------------------------------------------------
    Total liabilities                                                    21,830,993
-----------------------------------------------------------------------------------
Net assets applicable to shares outstanding                            $279,541,602
-----------------------------------------------------------------------------------
NET ASSETS CONSIST OF:
Shares of beneficial interest                                          $225,063,043
-----------------------------------------------------------------------------------
Undistributed net investment income                                       2,223,232
-----------------------------------------------------------------------------------
Undistributed net realized gain from investment securities and foreign
 currencies                                                               1,095,964
-----------------------------------------------------------------------------------
Unrealized appreciation of investment securities and foreign
 currencies                                                              51,159,363
-----------------------------------------------------------------------------------
                                                                       $279,541,602
-----------------------------------------------------------------------------------

          NET ASSETS:
          Class A                                         $90,022,353
          -----------------------------------------------------------
          Class B                                         $28,784,800
          -----------------------------------------------------------
          Class C                                         $38,107,515
          -----------------------------------------------------------
          Class R                                         $ 2,621,514
          -----------------------------------------------------------
          Investor Class                                  $46,987,510
          -----------------------------------------------------------
          Institutional Class                             $73,017,910
          -----------------------------------------------------------
          SHARES OUTSTANDING, $0.01 PAR VALUE PER SHARE,
           UNLIMITED NUMBER OF SHARES AUTHORIZED:
          Class A                                           7,567,135
          -----------------------------------------------------------
          Class B                                           2,441,352
          -----------------------------------------------------------
          Class C                                           3,301,277
          -----------------------------------------------------------
          Class R                                             220,804
          -----------------------------------------------------------
          Investor Class                                    3,903,031
          -----------------------------------------------------------
          Institutional Class                               6,099,726
          -----------------------------------------------------------
          Class A :
            Net asset value per share                     $     11.90
          -----------------------------------------------------------
            Offering price per share:
              (Net asset value of $11.90 / 94.50%)        $     12.59
          -----------------------------------------------------------
          Class B :
            Net asset value and offering price per share  $     11.79
          -----------------------------------------------------------
          Class C :
            Net asset value and offering price per share  $     11.54
          -----------------------------------------------------------
          Class R:
            Net asset value and offering price per share  $     11.87
          -----------------------------------------------------------
          Investor Class:
            Net asset value and offering price per share  $     12.04
          -----------------------------------------------------------
          Institutional Class:
            Net asset value and offering price per share  $     11.97
          -----------------------------------------------------------

* At October 31, 2005, securities with an aggregate value of $17,287,429 were on loan to brokers.
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
STATEMENT OF OPERATIONS
For the year ended October 31, 2005

INVESTMENT INCOME:
Dividends (net of foreign withholding tax of $669,500)                           $ 6,197,826
---------------------------------------------------------------------------------------------
Dividends from affiliated money market funds (includes securities lending
 income of $144,771, after compensation to counterparties of $758,442)               404,887
---------------------------------------------------------------------------------------------
   Total investment income                                                         6,602,713
---------------------------------------------------------------------------------------------
EXPENSES:
Advisory fees                                                                      1,792,685
---------------------------------------------------------------------------------------------
Administrative services fees                                                         104,976
---------------------------------------------------------------------------------------------
Custodian fees                                                                        97,632
---------------------------------------------------------------------------------------------
Distribution fees:
 Class A                                                                             238,546
---------------------------------------------------------------------------------------------
 Class B                                                                             277,342
---------------------------------------------------------------------------------------------
 Class C                                                                             383,579
---------------------------------------------------------------------------------------------
 Class R                                                                              12,972
---------------------------------------------------------------------------------------------
 Investor Class                                                                      120,120
---------------------------------------------------------------------------------------------
Transfer agent fees- A, B, C, R and Investor                                         549,525
---------------------------------------------------------------------------------------------
Transfer agent fees-Institutional                                                      2,734
---------------------------------------------------------------------------------------------
Trustees' and officer's fees and benefits                                             22,559
---------------------------------------------------------------------------------------------
Other                                                                                305,561
---------------------------------------------------------------------------------------------
   Total expenses                                                                  3,908,231
---------------------------------------------------------------------------------------------
Less:Fees waived, expenses reimbursed and expense offset arrangement                 (10,636)
---------------------------------------------------------------------------------------------
   Net expenses                                                                    3,897,595
---------------------------------------------------------------------------------------------
Net investment income                                                              2,705,118
---------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) FROM INVESTMENT SECURITIES AND FOREIGN
 CURRENCIES:
Net realized gain (loss) from:
 Investment securities                                                            14,556,422
---------------------------------------------------------------------------------------------
 Foreign currencies                                                                 (436,126)
---------------------------------------------------------------------------------------------
                                                                                  14,120,296
---------------------------------------------------------------------------------------------
Change in net unrealized appreciation (depreciation) of:
 Investment securities                                                            11,685,742
---------------------------------------------------------------------------------------------
 Foreign currencies                                                                  (10,370)
---------------------------------------------------------------------------------------------
                                                                                  11,675,372
---------------------------------------------------------------------------------------------
Net gain from investment securities and foreign currencies                        25,795,668
---------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations                             $28,500,786
---------------------------------------------------------------------------------------------

See accompanying Notes to Financial Statements which are an integral part of the financial statements.
STATEMENT OF CHANGES IN NET ASSETS
For the years ended October 31, 2005 and 2004

                                                                                                              2005
------------------------------------------------------------------------------------------------------------------------
OPERATIONS:
  Net investment income                                                                                   $  2,705,118
------------------------------------------------------------------------------------------------------------------------
  Net realized gain from investment securities and foreign currencies                                       14,120,296
------------------------------------------------------------------------------------------------------------------------
  Change in net unrealized appreciation of investment securities and foreign currencies                     11,675,372
------------------------------------------------------------------------------------------------------------------------
    Net increase in net assets resulting from operations                                                    28,500,786
------------------------------------------------------------------------------------------------------------------------
Distributions to shareholders from net investment income:
  Class A                                                                                                     (445,320)
------------------------------------------------------------------------------------------------------------------------
  Class B                                                                                                      (16,207)
------------------------------------------------------------------------------------------------------------------------
  Class C                                                                                                      (65,085)
------------------------------------------------------------------------------------------------------------------------
  Class R                                                                                                      (14,030)
------------------------------------------------------------------------------------------------------------------------
  Investor Class                                                                                              (314,265)
------------------------------------------------------------------------------------------------------------------------
  Institutional Class                                                                                         (244,538)
------------------------------------------------------------------------------------------------------------------------
    Decrease in net assets resulting from distributions                                                     (1,099,445)
------------------------------------------------------------------------------------------------------------------------
Share transactions-net:
  Class A                                                                                                   20,388,288
------------------------------------------------------------------------------------------------------------------------
  Class B                                                                                                    1,779,734
------------------------------------------------------------------------------------------------------------------------
  Class C                                                                                                   (2,982,997)
------------------------------------------------------------------------------------------------------------------------
  Class R                                                                                                      207,566
------------------------------------------------------------------------------------------------------------------------
  Investor Class                                                                                            (3,117,007)
------------------------------------------------------------------------------------------------------------------------
  Institutional Class                                                                                       52,077,505
------------------------------------------------------------------------------------------------------------------------
    Net increase in net assets resulting from share transactions                                            68,353,089
------------------------------------------------------------------------------------------------------------------------
    Net increase in net assets                                                                              95,754,430
------------------------------------------------------------------------------------------------------------------------
NET ASSETS:
  Beginning of year                                                                                        183,787,172
------------------------------------------------------------------------------------------------------------------------
  End of year (including undistributed net investment income of $2,223,232 and $1,050,690, respectively)  $279,541,602
------------------------------------------------------------------------------------------------------------------------

                                                                                                              2004
-----------------------------------------------------------------------------------------------------------------------
OPERATIONS:
  Net investment income                                                                                   $  1,247,768
-----------------------------------------------------------------------------------------------------------------------
  Net realized gain from investment securities and foreign currencies                                       10,968,871
-----------------------------------------------------------------------------------------------------------------------
  Change in net unrealized appreciation of investment securities and foreign currencies                     19,036,729
-----------------------------------------------------------------------------------------------------------------------
    Net increase in net assets resulting from operations                                                    31,253,368
-----------------------------------------------------------------------------------------------------------------------
Distributions to shareholders from net investment income:
  Class A                                                                                                     (186,438)
-----------------------------------------------------------------------------------------------------------------------
  Class B                                                                                                      (58,073)
-----------------------------------------------------------------------------------------------------------------------
  Class C                                                                                                     (103,958)
-----------------------------------------------------------------------------------------------------------------------
  Class R                                                                                                       (3,851)
-----------------------------------------------------------------------------------------------------------------------
  Investor Class                                                                                              (137,556)
-----------------------------------------------------------------------------------------------------------------------
  Institutional Class                                                                                               --
-----------------------------------------------------------------------------------------------------------------------
    Decrease in net assets resulting from distributions                                                       (489,876)
-----------------------------------------------------------------------------------------------------------------------
Share transactions-net:
  Class A                                                                                                   48,377,188
-----------------------------------------------------------------------------------------------------------------------
  Class B                                                                                                   19,285,145
-----------------------------------------------------------------------------------------------------------------------
  Class C                                                                                                   27,251,240
-----------------------------------------------------------------------------------------------------------------------
  Class R                                                                                                    1,849,400
-----------------------------------------------------------------------------------------------------------------------
  Investor Class                                                                                           (11,435,203)
-----------------------------------------------------------------------------------------------------------------------
  Institutional Class                                                                                       15,561,946
-----------------------------------------------------------------------------------------------------------------------
    Net increase in net assets resulting from share transactions                                           100,889,716
-----------------------------------------------------------------------------------------------------------------------
    Net increase in net assets                                                                             131,653,208
-----------------------------------------------------------------------------------------------------------------------
NET ASSETS:
  Beginning of year                                                                                         52,133,964
-----------------------------------------------------------------------------------------------------------------------
  End of year (including undistributed net investment income of $2,223,232 and $1,050,690, respectively)  $183,787,172
-----------------------------------------------------------------------------------------------------------------------

See accompanying Notes to Financial Statements which are an integral part of the financial statements.
NOTES TO FINANCIAL STATEMENTS
October 31, 2005
NOTE 1--SIGNIFICANT ACCOUNTING POLICIES
AIM International Core Equity Fund (the "Fund") is a series portfolio of AIM International Mutual Funds (the "Trust"). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of six separate portfolios, each authorized to issue an unlimited number of shares of beneficial interest. The Fund currently consists of multiple classes of shares. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund.
  The Fund's investment objective is to seek total return.
  Under the Trust's organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust's investment manager) is indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.
  The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.
A. SECURITY VALUATIONS -- Securities, including restricted securities, are valued according to the following policy. A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security traded in the over-the-counter market (but not securities reported on the NASDAQ National Market System) is valued on the basis of prices furnished by independent pricing services, which may be considered fair valued, or market makers. Each security reported on the NASDAQ National Market System is valued at the NASDAQ Official Closing Price ("NOCP") as of the close of the customary trading session on the valuation date or absent a NOCP, at the closing bid price.
     Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and the ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. For purposes of determining net asset value per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE").
     Investments in open-end registered investment companies and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in closed-end registered investment companies that trade on an exchange are valued at the last sales price as of the close of the customary trading session on the exchange where the security is principally traded.
     Debt obligations (including convertible bonds) are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Short-term obligations having 60 days or less to maturity and commercial paper are valued at amortized cost which approximates market value.
     Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices.
     Foreign securities (including foreign exchange contracts) are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of the close of the respective markets. Events affecting the values of such foreign securities may occur between the times at which the particular foreign market closes and the close of the customary trading session of the NYSE which would not ordinarily be reflected in the computation of the Fund's net asset value. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current market value as of the close of the NYSE. Foreign securities meeting the approved degree of certainty that the price is not reflective of current market value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, ADRs and domestic and foreign index futures.
     Securities for which market quotations are not readily available or are unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security's fair value.
B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date.
     Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the realized and unrealized net gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund's net asset value and, accordingly, they reduce the Fund's total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the advisor.
     The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.
C. COUNTRY DETERMINATION -- For the purposes of making investment selection decisions and presentation in the Schedule of Investments, AIM may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer's securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be United States of America unless otherwise noted.
D. DISTRIBUTIONS -- Distributions from income and net realized capital gain, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to use a portion of the proceeds from redemptions as distributions for federal income tax purposes.
E. FEDERAL INCOME TAXES -- The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.
F. EXPENSES -- Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to the Institutional Class are charged to such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.
G. REDEMPTION FEES -- The Fund has a 2% redemption fee that is to be retained by the Fund to offset transaction costs and other expenses associated with short-term redemptions and exchanges. The fee, subject to certain exceptions, is imposed on certain redemptions, including exchanges of shares held less than 30 days. The redemption fee is accounted for as an addition to shares of beneficial interest by the Fund and is allocated among the share classes based on the relative net assets of each class.
H. FOREIGN CURRENCY TRANSLATIONS -- Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (i) sales of foreign currencies, (ii) currency gains or losses realized between the trade and settlement dates on securities transactions, and (iii) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.
I. FOREIGN CURRENCY CONTRACTS -- A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund may enter into a foreign currency contract to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. The Fund may also enter into a foreign currency contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of that security. The Fund could be exposed to risk if counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably.
NOTE 2--ADVISORY FEES AND OTHER FEES PAID TO AFFILIATES
The Trust has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to AIM based on the annual rate of the Fund's average daily net assets as follows:

              AVERAGE NET ASSETS                             RATE
              ----------------------------------------------------
              First $500 million                             0.75%
              ----------------------------------------------------
              Next $500 million                              0.65%
              ----------------------------------------------------
              Next $1 billion                                0.55%
              ----------------------------------------------------
              Next $2 billion                                0.45%
              ----------------------------------------------------
              Next $2 billion                                0.40%
              ----------------------------------------------------
              Next $2 billion                               0.375%
              ----------------------------------------------------
              Over $8 billion                                0.35%
              ----------------------------------------------------

  Under the terms of a master sub-advisory agreement between AIM and INVESCO Global Asset Management (N.A.) ("IGAM"), AIM pays IGAM 40% of the amount of AIM's compensation on the sub-advised assets.
  AIM has contractually agreed to waive advisory fees and/or reimburse expenses to the extent necessary to limit total annual operating expenses (excluding certain items discussed below) of Class A, Class B, Class C, Class R, Investor Class and Institutional Class shares to 2.00%, 2.75%, 2.75%, 2.25%, 2.00% and 1.75% of average daily net assets, respectively, through October 31, 2006. In determining the advisor's obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses to exceed the numbers reflected above:
(i) interest; (ii) taxes; (iii) dividend expense on short sales;
(iv) extraordinary items; (v) expenses related to a merger or reorganization, as approved by the Fund's Board of Trustees; and (vi) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Currently, in addition to the expense reimbursement arrangement with AMVESCAP PLC ("AMVESCAP") described more fully below, the expense offset arrangements from which the Fund may benefit are in the form of credits that the Fund receives from banks where the Fund or its transfer agent has deposit accounts in which it holds uninvested cash. Those credits are used to pay certain expenses incurred by the Fund. AIM did not waive fees and/or reimburse expenses during the period under this expense limitation.
  Further, AIM has voluntarily agreed to waive advisory fees of the Fund in the amount of 25% of the advisory fee AIM receives from the affiliated money market funds on investments by the Fund in such affiliated money market funds (excluding investments made in affiliated money market funds with cash collateral from securities loaned by the fund). AIM is also voluntarily waiving a portion of the advisory fee payable by the Fund equal to the difference between the income earned from investing in the affiliated money market fund and the hypothetical income earned from investing in an appropriate comparative benchmark. Voluntary fee waivers or reimbursements may be modified or discontinued at any time upon consultation with the Board of Trustees without further notice to investors.
  For the year ended October 31, 2005, AIM waived fees of $3,138.
  At the request of the Trustees of the Trust, AMVESCAP agreed to reimburse expenses incurred by the Fund in connection with market timing matters in the AIM Funds, which may include legal, audit, shareholder reporting, communications and trustee expenses. These expenses along with the related expense reimbursement, are included in the Statement of Operations. For the year ended October 31, 2005, AMVESCAP reimbursed expenses of the Fund in the amount of $590.
  The Fund, pursuant to a master administrative services agreement with AIM, has agreed to pay AIM for certain administrative costs incurred in providing accounting services to the Fund. Pursuant to such agreement, for the year ended October 31, 2005, AIM was paid $104,976.
  The Fund, pursuant to a transfer agency and service agreement, has agreed to pay AIM Investment Services, Inc. ("AISI") a fee for providing transfer agency and shareholder services to the Fund and reimburse AISI for certain expenses incurred by AISI in the course of providing such services. AISI may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. For the year ended
October 31, 2005, the Fund paid AISI $549,525 for Class A, Class B, Class C, Class R and Investor Class share classes and $2,734 for Institutional Class shares.
  The Trust has entered into master distribution agreements with A I M Distributors, Inc. ("ADI") to serve as the distributor for the Class A, Class B, Class C, Class R, Investor Class and Institutional Class shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Class A, Class B, Class C, Class R and Investor Class shares (collectively the "Plans"). The Fund, pursuant to the Plans, pays ADI compensation at the annual rate of 0.25% of the Fund's average daily net assets of Class A shares, 1.00% of the average daily net assets of Class B and Class C shares, 0.50% of the average daily net assets of Class R shares and 0.25% of the average daily net assets of Investor Class shares. Prior to July 1, 2005, the Fund paid ADI 0.35% of the average daily net assets of Class A shares. Of these amounts, up to 0.25% of the average daily net assets of the Class A, Class B, Class C, Class R or Investor Class shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. National Association of Securities Dealers ("NASD") Rules also impose a cap on the total sales charges, including asset-based sales charges that may be paid by any class of shares of the Fund. Pursuant to the Plans, for the year ended October 31, 2005, the Class A, Class B, Class C, Class R and Investor Class shares paid $238,546, $277,342, $383,579, $12,972, and $120,120, respectively.
  Front-end sales commissions and contingent deferred sales charges ("CDSC") (collectively the "sales charges") are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. For the year ended October 31, 2005, ADI advised the Fund that it retained $32,193 in front-end sales commissions from the sale of Class A shares and $48, $9,011, $2,615 and $0 from Class A, Class B, Class C and Class R shares, respectively, for CDSC imposed upon redemptions by shareholders.
  Certain officers and trustees of the Trust are officers and directors of AIM, AISI, IGAM and/or ADI.
NOTE 3--INVESTMENTS IN AFFILIATES
The Fund is permitted, pursuant to an exemptive order from the Securities and Exchange Commission ("SEC"), to invest daily available cash balances and cash collateral from securities lending transactions in affiliated money market funds. The Fund and the money market fund below have the same investment advisor and therefore, are considered to be affiliated. The tables below show the transactions in and earnings from investments in an affiliated money market fund for the year ended October 31, 2005.
INVESTMENTS OF DAILY AVAILABLE CASH BALANCES:

                                                                             CHANGE IN
                                                                             UNREALIZED
                                        VALUE     PURCHASES    PROCEEDS     APPRECIATION    VALUE     DIVIDEND  REALIZED
FUND                                   10/31/04    AT COST    FROM SALES   (DEPRECIATION)  10/31/05    INCOME  GAIN (LOSS)
--------------------------------------------------------------------------------------------------------------------------
Premier Portfolio-Institutional Class $3,494,279 $77,120,270 $(69,932,199)      $ --      $10,682,350 $260,116    $ --
--------------------------------------------------------------------------------------------------------------------------

INVESTMENTS OF CASH COLLATERAL FROM SECURITIES LENDING TRANSACTIONS:

                                                                                CHANGE IN
                                                                                UNREALIZED
                                        VALUE      PURCHASES      PROCEEDS     APPRECIATION    VALUE     DIVIDEND  REALIZED
FUND                                   10/31/04     AT COST      FROM SALES   (DEPRECIATION)  10/31/05   INCOME*  GAIN (LOSS)
-----------------------------------------------------------------------------------------------------------------------------
Premier Portfolio-Institutional Class $38,945,109 $242,413,401 $(263,389,166)      $ --      $17,969,344 $144,771    $ --
-----------------------------------------------------------------------------------------------------------------------------
Total                                 $42,439,388 $319,533,671 $(333,321,365)      $ --      $28,651,694 $404,887    $ --
-----------------------------------------------------------------------------------------------------------------------------

* Net of compensation to counterparties.
NOTE 4--EXPENSE OFFSET ARRANGEMENT
The expense offset arrangement is comprised of transfer agency credits which result from balances in Demand Deposit Accounts (DDA) used by the transfer agent for clearing shareholder transactions. For the year ended October 31, 2005, the Fund received credits from this arrangement, which resulted in the reduction of the Fund's total expenses of $6,908.
NOTE 5--TRUSTEES' AND OFFICER'S FEES AND BENEFITS
"Trustees' and Officer's Fees and Benefits" include amounts accrued by the Fund to pay remuneration to each Trustee and Officer of the Fund who is not an "interested person" of AIM. Trustees have the option to defer compensation payable by the Fund, and "Trustees' and Officer's Fees and Benefits" also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various AIM Funds in which their deferral accounts shall be deemed to be invested. Finally, current Trustees are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. "Trustees' and Officer's Fees and Benefits" include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.
  During the year ended October 31, 2005, the Fund paid legal fees of $3,463 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Independent Trustees. A member of that firm is a Trustee of the Trust.
NOTE 6--BORROWINGS
Pursuant to an exemptive order from the SEC, the Fund may participate in an interfund lending facility that AIM has established for temporary borrowings by the AIM Funds. An interfund loan will be made under this facility only if the loan rate (an average of the rate available on bank loans and the rate available on investments in overnight repurchase agreements) is favorable to both the lending fund and the borrowing fund. A loan will be secured by collateral if the Fund's aggregate borrowings from all sources exceeds 10% of the Fund's total assets. To the extent that the loan is required to be secured by collateral, the collateral is marked to market daily to ensure that the market value is at least 102% of the outstanding principal value of the loan.
  The Fund is a participant in an uncommitted unsecured revolving credit facility with State Street Bank and Trust Company ("SSB"). The Fund may borrow up to the lesser of (i) $125,000,000, or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the credit facility can borrow on a first come, first served basis. Principal on each loan outstanding shall bear interest at the bid rate quoted by SSB at the time of the request for the loan.
  During the year ended October 31, 2005, the Fund did not borrow or lend under the interfund lending facility or borrow under the uncommitted unsecured revolving credit facility.
  Additionally, the Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (i) leave funds as a compensating balance in the account so the custodian can be compensated by earning the additional interest; or (ii) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and AIM, not to exceed the rate contractually agreed upon.
NOTE 7--PORTFOLIO SECURITIES LOANED
The Fund may lend portfolio securities having a market value up to one-third of the Fund's total assets. Such loans are secured by collateral equal to no less than the market value of the loaned securities determined daily. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its agencies. Cash collateral received in connection with these loans is invested in short-term money market instruments or affiliated money market funds. It is the Fund's policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. Lending securities entails a risk of loss to the Fund if and to the extent that the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower fails to return the securities. The Fund could also experience delays and costs in gaining access to the collateral. The Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to a loss on the collateral invested.
  At October 31, 2005, securities with an aggregate value of $17,287,429 were on loan to brokers. The loans were secured by cash collateral of $17,969,344 received by the Fund and subsequently invested in affiliated money market funds. For the year ended October 31, 2005, the Fund received dividends on cash collateral of $144,771 for securities lending transactions, which are net of compensation to counterparties.
NOTE 8--DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF NET ASSETS DISTRIBUTIONS TO SHAREHOLDERS:
The tax character of distributions paid during the years ended October 31, 2005 and 2004 was as follows:

                                                     2005      2004
          -----------------------------------------------------------
          Distributions paid from ordinary income $1,099,445 $489,876
          -----------------------------------------------------------

TAX COMPONENTS OF NET ASSETS:

                                                                                         2005
As of October 31, 2005, the components of net assets on a tax basis were as follows:     ----
                        Undistributed ordinary income                                $  2,270,119
--------------------------------------------------------------------------------------------------
                        Undistributed long-term gain                                    9,324,879
--------------------------------------------------------------------------------------------------
                        Unrealized appreciation--investments                           44,882,942
--------------------------------------------------------------------------------------------------
                        Temporary book/tax differences                                    (46,886)
--------------------------------------------------------------------------------------------------
                        Capital loss carryforward                                      (1,952,495)
--------------------------------------------------------------------------------------------------
                        Shares of beneficial interest                                 225,063,043
--------------------------------------------------------------------------------------------------
                        Total net assets                                             $279,541,602
--------------------------------------------------------------------------------------------------

  The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund's unrealized appreciation (depreciation) difference is attributable primarily to losses on wash sales and certain corporate actions. The tax-basis unrealized appreciation on investments amount includes appreciation (depreciation) on foreign currencies of $(2,749).
  The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund's temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan expenses.
  Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions. Under these limitation rules, the Fund is limited as of October 31, 2005 to utilizing $1,952,495 of capital loss carryforward in the fiscal year ended October 31, 2006.
  The Fund utilized $3,212,773 of capital loss carryforward in the current period to offset net realized capital gain for federal income tax purposes. The Fund has a capital loss carryforward as of October 31, 2005 which expires as follows:

                                                 CAPITAL LOSS
                 EXPIRATION                      CARRYFORWARD*
                 ---------------------------------------------
                 October 31, 2009                 $1,634,475
                 ---------------------------------------------
                 October 31, 2010                    318,020
                 ---------------------------------------------
                 Total capital loss carryforward  $1,952,495
                 ---------------------------------------------

* Capital loss carryforward as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code. To the extent that unrealized gains as of November 3, 2003, the date of the reorganization of INVESCO Advantage Fund into the Fund, and realized on securities held in each fund at such date, the capital loss carryforward may be further limited for up to five years from the reorganization.
NOTE 9--INVESTMENT SECURITIES
The aggregate amount of investment securities (other than short-term securities and money market funds) purchased and sold by the Fund during the year ended October 31, 2005 was $108,758,361 and $45,127,853, respectively.

                   UNREALIZED APPRECIATION (DEPRECIATION) OF
                     INVESTMENT SECURITIES ON A TAX BASIS
   -------------------------------------------------------------------------
   Aggregate unrealized appreciation of investment securities   $51,864,182
   -------------------------------------------------------------------------
   Aggregate unrealized (depreciation) of investment securities  (6,978,491)
   -------------------------------------------------------------------------
   Net unrealized appreciation of investment securities         $44,885,691
   -------------------------------------------------------------------------

Cost of investments for tax purposes is $253,830,197.
NOTE 10--RECLASSIFICATION OF PERMANENT DIFFERENCES
Primarily as a result of differing book/tax treatment of foreign currency transactions, passive foreign investment companies, reorganization expenses and the use of a portion of the proceeds from redemptions as distributions, on October 31, 2005, undistributed net investment income (loss) was decreased by $433,131, undistributed net realized gain (loss) was decreased by $1,132,895 and shares of beneficial interest increased by $1,566,026. This reclassification had no effect on the net assets of the Fund.
NOTE 11--SHARE INFORMATION
The Fund currently consists of six different classes of shares: Class A shares, Class B shares, Class C shares, Class R shares, Investor Class shares and Institutional Class shares. Class A shares are sold with a front-end sales charge. Class B shares and Class C shares are sold with CDSC. Class R shares, Investor Class shares and Institutional Class shares are sold at net asset value. Under certain circumstances, Class A shares and Class R shares are subject to CDSC. Generally, Class B shares will automatically convert to Class A shares eight years after the end of the calendar month of purchase.
  Investor Class shares of the Fund are offered only to certain grandfathered investors.

                                        CHANGES IN SHARES OUTSTANDING
-------------------------------------------------------------------------------------------------------------
                                                                        YEAR ENDED OCTOBER 31,
                                                          --------------------------------------------------
                                                                   2005(a)                    2004
                                                          ------------------------  ------------------------
                                                            SHARES       AMOUNT       SHARES       AMOUNT
-------------------------------------------------------------------------------------------------------------
Sold:
  Class A                                                  3,683,711  $ 42,067,093   2,187,817  $ 21,070,438
-------------------------------------------------------------------------------------------------------------
  Class B                                                    852,397     9,660,234     726,386     6,786,146
-------------------------------------------------------------------------------------------------------------
  Class C                                                    557,708     6,173,726     607,932     5,844,662
-------------------------------------------------------------------------------------------------------------
  Class R/(b)/                                               106,097     1,214,679     111,406     1,094,858
-------------------------------------------------------------------------------------------------------------
  Investor Class                                           1,014,202    11,703,395   1,427,600    14,079,460
-------------------------------------------------------------------------------------------------------------
  Institutional Class/(c)/                                 4,608,700    52,821,822   1,571,660    15,727,981
-------------------------------------------------------------------------------------------------------------
Issued as reinvestment of dividends:
  Class A                                                     36,718       407,568      17,683       156,851
-------------------------------------------------------------------------------------------------------------
  Class B                                                      1,231        13,623       5,564        49,244
-------------------------------------------------------------------------------------------------------------
  Class C                                                      2,955        32,029       6,021        52,143
-------------------------------------------------------------------------------------------------------------
  Class R/(b)/                                                 1,222        13,563         422         3,742
-------------------------------------------------------------------------------------------------------------
  Investor Class                                              25,955       291,470      11,868       106,340
-------------------------------------------------------------------------------------------------------------
  Institutional Class/(c)/                                    21,991       244,538          --            --
-------------------------------------------------------------------------------------------------------------
Issued in connection with acquisitions:/(d)/
  Class A                                                         --            --   5,517,421    48,731,245
-------------------------------------------------------------------------------------------------------------
  Class B                                                         --            --   2,132,563    18,784,595
-------------------------------------------------------------------------------------------------------------
  Class C                                                         --            --   4,224,998    36,433,079
-------------------------------------------------------------------------------------------------------------
  Class R/(b)/                                                    --            --     127,020     1,121,998
-------------------------------------------------------------------------------------------------------------
Automatic conversion of Class B shares to Class A shares:
  Class A                                                    175,673     2,004,370     169,160     1,680,849
-------------------------------------------------------------------------------------------------------------
  Class B                                                   (176,720)   (2,004,370)   (170,086)   (1,680,849)
-------------------------------------------------------------------------------------------------------------
Reacquired:/(e)/
  Class A                                                 (2,090,118)  (24,090,743) (2,363,667)  (23,262,195)
-------------------------------------------------------------------------------------------------------------
  Class B                                                   (517,865)   (5,889,753)   (477,775)   (4,653,991)
-------------------------------------------------------------------------------------------------------------
  Class C                                                   (828,056)   (9,188,752) (1,576,001)  (15,078,644)
-------------------------------------------------------------------------------------------------------------
  Class R/(b)/                                               (88,020)   (1,020,676)    (37,343)     (371,198)
-------------------------------------------------------------------------------------------------------------
  Investor Class                                          (1,305,798)  (15,111,872) (2,585,961)  (25,621,003)
-------------------------------------------------------------------------------------------------------------
  Institutional Class/(c)/                                   (86,215)     (988,855)    (16,410)     (166,035)
-------------------------------------------------------------------------------------------------------------
                                                           5,995,768  $ 68,353,089  11,618,278  $100,889,716
-------------------------------------------------------------------------------------------------------------

/(a)/There is one entity that is a record owner of more than 5% of the outstanding shares of the Fund and it owns 10% of the outstanding shares of the Fund. ADI has an agreement with this entity to sell Fund shares. The Fund, AIM and/or AIM affiliates may make payments to this entity, which are considered to be related to the Fund, for providing services to the Fund, AIM and/or AIM affiliates including but not limited to services such as, securities brokerage, distribution, third party record keeping and account servicing. The Trust has no knowledge as to whether all or any of the shares owned of record by this entity are also owned beneficially. 23% of the outstanding shares of the Fund are owned by affiliated mutual funds. Affiliated mutual funds are mutual funds that are advised by AIM.
/(b)/Class R shares commenced sales on November 24, 2003.
/(c)/Institutional Class shares commenced sales on April 30, 2004.
/(d)/As of the opening of business on November 24, 2003, the AIM International
     Core Equity Fund (formerly INVESCO International Core Equity Fund) acquired all of the net assets of AIM International Core Equity Fund pursuant to a plan of reorganization approved by the Trustees of the Fund on June 9, 2003 and AIM International Core Equity Fund shareholders on October 28, 2003. The acquisition was accomplished by a tax-free exchange of 12,002,001 shares of the Fund for 7,980,438 shares of AIM International Core Equity Fund outstanding as of the close of business on November 21, 2003. AIM International Core Equity Fund's net assets at that date of $105,070,917, including $15,892,958 of unrealized appreciation, were combined with those of the Fund. The aggregate net assets of the Fund immediately before the acquisition were $59,505,921.
/(e)/Amount is net of redemption fees of $3,047, $1,166, $1,676, $106, $2,104 and $1,366 for Class A, Class B, Class C, Class R, Investor Class and Institutional Class shares, respectively, for the year ended October 31, 2005 and $1,154, $454, $725, $32, $1,030 and $86 for Class A, Class B,
     Class C, Class R, Investor Class and Institutional Class shares, respectively, for the year ended October 31, 2004.
NOTE 12--FINANCIAL HIGHLIGHTS
The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

                                                                                           CLASS A
                                                                   --------------------------------------------------
                                                                                                           MARCH 28, 2002
                                                                                                            (DATE SALES
                                                                                                            COMMENCED TO
                                                                           YEAR ENDED OCTOBER 31,           OCTOBER 31,
                                                                   ----------------------------------           2002
                                                                       2005          2004         2003     --------------
-----------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                               $ 10.52       $  8.74       $ 7.31         $  8.96
---------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                               0.14/(a)/     0.09/(a)/    0.07/(a)/       0.01/(b)/
---------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and unrealized)     1.32          1.72         1.39           (1.66)
---------------------------------------------------------------------------------------------------------------------------
    Total from investment operations                                  1.46          1.81         1.46           (1.65)
---------------------------------------------------------------------------------------------------------------------------
Less dividends from net investment income                            (0.08)        (0.03)       (0.03)             --
---------------------------------------------------------------------------------------------------------------------------
Redemption fees added to shares of beneficial interest                0.00          0.00         0.00            0.00
---------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                     $ 11.90       $ 10.52       $ 8.74         $  7.31
---------------------------------------------------------------------------------------------------------------------------
Total return/(c)/                                                    13.89%        20.78%       19.96%         (18.42)%
---------------------------------------------------------------------------------------------------------------------------
Ratios/supplemental data:
Net assets, end of period (000s omitted)                           $90,022       $60,603       $2,033         $ 2,944
---------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets                               1.56%/(d)/    1.84%/(e)/   1.87%           1.48%/(f)/
---------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income to average net assets                  1.20%/(d)/    0.94%        0.91%           0.47%/(f)/
---------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                                 21%           69%          51%             44%
---------------------------------------------------------------------------------------------------------------------------

/(a)/Calculated using average shares outstanding.
/(b)/The net investment income per share was calculated after permanent book tax differences, such as corporate actions which were reclassified from accumulated net investment income to paid in capital. Had net investment income per share been calculated using the current method, which is before reclassification of net operating losses, net investment income per share would have been $0.00.
/(c)/Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year.
/(d)/Ratios and based on average daily net assets of $76,621,439.
/(e)/After fee waivers and/or expense reimbursements. Ratio of expenses to average net assets prior to fee waivers and/or expense reimbursements was 1.86%.
/(f)/Annualized.

                                                                                            CLASS B
                                                                   -------------------------------------------------
                                                                                                           MARCH 28, 2002
                                                                                                            (DATE SALES
                                                                                                           COMMENCED) TO
                                                                           YEAR ENDED OCTOBER 31,           OCTOBER 31,
                                                                   ---------------------------------            2002
                                                                       2005          2004        2003     --------------
----------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                               $ 10.43       $  8.72      $ 7.31         $  8.96
-----------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                        0.06/(a)/     0.02/(a)/   0.00/(a)/      (0.01)/(a)(b)/
-----------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and unrealized)     1.31          1.71        1.43           (1.64)
-----------------------------------------------------------------------------------------------------------------------------
    Total from investment operations                                  1.37          1.73        1.43           (1.65)
-----------------------------------------------------------------------------------------------------------------------------
Less dividends from net investment income                            (0.01)        (0.02)      (0.02)             --
-----------------------------------------------------------------------------------------------------------------------------
Redemption fees added to shares of beneficial interest                0.00          0.00        0.00            0.00
-----------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                     $ 11.79       $ 10.43      $ 8.72         $  7.31
-----------------------------------------------------------------------------------------------------------------------------
Total return/(c)/                                                    13.11%        19.92%      19.50%         (18.42)%
-----------------------------------------------------------------------------------------------------------------------------
Ratios/supplemental data:
Net assets, end of period (000s omitted)                           $28,785       $23,812      $  573         $    84
-----------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets:
  With fee waivers and /or expense reimbursements                     2.25%/(d)/    2.53%       2.75%           2.60%/(e)/
-----------------------------------------------------------------------------------------------------------------------------
  Without fee waivers and /or expense reimbursements                  2.25%/(d)/    2.57%       4.13%           2.60%/(e)/
-----------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) to average net assets           0.51%/(d)/    0.25%       0.03%          (0.14)%/(e)/
-----------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                                 21%           69%         51%             44%
-----------------------------------------------------------------------------------------------------------------------------

/(a)/Calculated using average shares outstanding.
/(b)/The net investment income (loss) per share was calculated after permanent book tax differences, such as corporate actions which were reclassified from accumulated net investment income (loss) to paid in capital. Had net investment income (loss) per share been calculated using the current method, which is before reclassification of net operating losses, net investment income (loss) per share would have been $(0.01).
/(c)/Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year.
/(d)/Ratios are based on average daily net assets of $27,734,132.
/(e)/Annualized.

                                                                                                CLASS C
                                                                   ----------------------------------------------------
                                                                                         YEAR ENDED OCTOBER 31,
                                                                   ----------------------------------------------------
                                                                       2005          2004        2003         2002
------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                               $ 10.22       $  8.53      $ 7.16      $  8.06
------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                        0.06/(a)/     0.04/(a)/   0.00/(a)/   (0.02)/(b)/
------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and unrealized)     1.28          1.67        1.37        (0.88)
------------------------------------------------------------------------------------------------------------------------
    Total from investment operations                                  1.34          1.71        1.37        (0.90)
------------------------------------------------------------------------------------------------------------------------
Less distributions:
  Dividends from net investment income                               (0.02)        (0.02)         --           --
------------------------------------------------------------------------------------------------------------------------
  Distributions from net realized gains                                 --            --          --           --
------------------------------------------------------------------------------------------------------------------------
    Total distributions                                              (0.02)        (0.02)         --           --
------------------------------------------------------------------------------------------------------------------------
Redemption fees added to shares of beneficial interest                0.00          0.00        0.00         0.00
------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                     $ 11.54       $ 10.22      $ 8.53      $  7.16
------------------------------------------------------------------------------------------------------------------------
Total return/(c)/                                                    13.11%        20.13%      19.13%      (11.17)%
------------------------------------------------------------------------------------------------------------------------
Ratios/supplemental data:
Net assets, end of period (000s omitted)                           $38,108       $36,490      $2,608      $ 1,115
------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets:
  With fee waivers and /or expense reimbursements                     2.25%/(d)/    2.41%       2.75%        2.75%
------------------------------------------------------------------------------------------------------------------------
  Without fee waivers and /or expense reimbursements                  2.25%/(d)/    2.46%       4.14%        3.52%
------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income to average net assets                  0.51%/(d)/    0.37%       0.03%       (0.43)%
------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                                 21%           69%         51%          44%
------------------------------------------------------------------------------------------------------------------------

                                                                   --------
                                                                   --------
                                                                       2001
--------------------------------------------------------------------------------
Net asset value, beginning of period                               $ 11.14
--------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                       (0.02)/(b)/
--------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and unrealized)    (2.12)
--------------------------------------------------------------------------------
    Total from investment operations                                 (2.14)
--------------------------------------------------------------------------------
Less distributions:
  Dividends from net investment income                               (0.00)
--------------------------------------------------------------------------------
  Distributions from net realized gains                              (0.94)
--------------------------------------------------------------------------------
    Total distributions                                              (0.94)
--------------------------------------------------------------------------------
Redemption fees added to shares of beneficial interest                0.00
--------------------------------------------------------------------------------
Net asset value, end of period                                     $  8.06
--------------------------------------------------------------------------------
Total return/(c)/                                                   (20.75)%
--------------------------------------------------------------------------------
Ratios/supplemental data:
Net assets, end of period (000s omitted)                           $ 1,272
--------------------------------------------------------------------------------
Ratio of expenses to average net assets:
  With fee waivers and /or expense reimbursements                     2.76%
--------------------------------------------------------------------------------
  Without fee waivers and /or expense reimbursements                  3.02%
--------------------------------------------------------------------------------
Ratio of net investment income to average net assets                 (0.62)%
--------------------------------------------------------------------------------
Portfolio turnover rate                                                 54%
--------------------------------------------------------------------------------

/(a)/Calculated using average shares outstanding.
/(b)/The net investment income (loss) per share was calculated after permanent book tax differences, such as corporate actions which were reclassified from accumulated net investment income (loss) to paid in capital. Had net investment income (loss) per share been calculated using the current method, which is before reclassification of net operating losses, net investment income (loss) per share would have been $(0.03) and $(0.04) for the years ended 2002 and 2001, respectively.
/(c)/Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges.
/(d)/Ratios are based on average daily net assets of $38,357,919.

                                                                        CLASS R
                                                          --------------------------
                                                                         NOVEMBER 24, 2003
                                                                            (DATE SALES
                                                          YEAR ENDED       COMMENCED) TO
                                                          OCTOBER 31,       OCTOBER 31,
                                                             2005              2004
---------------------------------------------------------------------------------------------
Net asset value, beginning of period                        $10.51            $ 8.90
---------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                       0.12/(a)/         0.08/(a)/
---------------------------------------------------------------------------------------------
  Net gains on securities (both realized and unrealized)      1.31              1.56
---------------------------------------------------------------------------------------------
    Total from investment operations                          1.43              1.64
---------------------------------------------------------------------------------------------
Less dividends from net investment income                    (0.07)            (0.03)
---------------------------------------------------------------------------------------------
Redemption fees added to shares of beneficial interest        0.00              0.00
---------------------------------------------------------------------------------------------
Net asset value, end of period                              $11.87            $10.51
---------------------------------------------------------------------------------------------
Total return/(b)/                                            13.64%            18.49%
---------------------------------------------------------------------------------------------
Ratios/supplemental data:
Net assets, end of period (000s omitted)                    $2,622            $2,118
---------------------------------------------------------------------------------------------
Ratio of expenses to average net assets                       1.75%/(c)/        1.91%/(d)(e)/
---------------------------------------------------------------------------------------------
Ratio of net investment income to average net assets          1.01%/(c)/        0.87%/(e)/
---------------------------------------------------------------------------------------------
Portfolio turnover rate                                         21%               69%
---------------------------------------------------------------------------------------------

/(a)/Calculated using average shares outstanding.
/(b)/Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Not annualized for periods less than one year.
/(c)/Ratios are based on average daily net assets of $2,594,447.
/(d)/After fee waivers and/or expense reimbursements. Ratio of expenses to average net assets prior to fee waivers and/or expense reimbursements was 1.93%.
/(e)/Annualized.

                                                                                            INVESTOR CLASS
                                                                   ----------------------------------------------------
                                                                                        YEAR ENDED OCTOBER 31,
                                                                   ----------------------------------------------------
                                                                       2005          2004         2003         2002
------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                               $ 10.64       $  8.83      $  7.35      $  8.17
------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                               0.15/(a)/     0.09/(a)/    0.06/(a)/    0.05/(b)/
------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and unrealized)     1.33          1.75         1.44        (0.87)
------------------------------------------------------------------------------------------------------------------------
    Total from investment operations                                  1.48          1.84         1.50        (0.82)
------------------------------------------------------------------------------------------------------------------------
Less distributions:
  Dividends from net investment income                               (0.08)        (0.03)       (0.02)          --
------------------------------------------------------------------------------------------------------------------------
  Distributions from net realized gains                                 --            --           --           --
------------------------------------------------------------------------------------------------------------------------
    Total distributions                                              (0.08)        (0.03)       (0.02)          --
------------------------------------------------------------------------------------------------------------------------
Redemption fees added to shares of beneficial interest                0.00          0.00         0.00         0.00
------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                     $ 12.04       $ 10.64      $  8.83      $  7.35
------------------------------------------------------------------------------------------------------------------------
Total return/(c)/                                                    13.92%        20.84%       20.42%      (10.04)%
------------------------------------------------------------------------------------------------------------------------
Ratios/supplemental data:
Net assets, end of period (000s omitted)                           $46,988       $44,345      $46,920      $40,620
------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets:
  With fee waivers and /or expense reimbursements                     1.50%/(d)/    1.84%        2.00%        1.99%
------------------------------------------------------------------------------------------------------------------------
  Without fee waivers and /or expense reimbursements                  1.50%/(d)/    1.89%        2.26%        1.99%
------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) to average net assets           1.26%/(d)/    0.94%        0.78%        0.42%
------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                                 21%           69%          51%          44%
------------------------------------------------------------------------------------------------------------------------

                                                                   --------
                                                                   --------
                                                                       2001
-------------------------------------------------------------------------------
Net asset value, beginning of period                               $ 11.16
-------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                               0.03/(b)/
-------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and unrealized)    (2.07)
-------------------------------------------------------------------------------
    Total from investment operations                                 (2.04)
-------------------------------------------------------------------------------
Less distributions:
  Dividends from net investment income                               (0.01)
-------------------------------------------------------------------------------
  Distributions from net realized gains                              (0.94)
-------------------------------------------------------------------------------
    Total distributions                                              (0.95)
-------------------------------------------------------------------------------
Redemption fees added to shares of beneficial interest                0.00
-------------------------------------------------------------------------------
Net asset value, end of period                                     $  8.17
-------------------------------------------------------------------------------
Total return/(c)/                                                   (19.74)%
-------------------------------------------------------------------------------
Ratios/supplemental data:
Net assets, end of period (000s omitted)                           $46,562
-------------------------------------------------------------------------------
Ratio of expenses to average net assets:
  With fee waivers and /or expense reimbursements                     1.89%
-------------------------------------------------------------------------------
  Without fee waivers and /or expense reimbursements                  1.89%
-------------------------------------------------------------------------------
Ratio of net investment income (loss) to average net assets           0.12%
-------------------------------------------------------------------------------
Portfolio turnover rate                                                 54%
-------------------------------------------------------------------------------

/(a)/Calculated using average shares outstanding.
/(b)/The net investment income per share was calculated after permanent book tax differences, such as corporate actions which were reclassified from accumulated net investment income to paid in capital. Had net investment income per share been calculated using the current method, which is before reclassification of net operating losses, net investment income per share would have been $0.04 and $0.01 for the years ended 2002 and 2001, respectively.
/(c)/Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.
/(d)/Ratios are based on average daily net assets of $48,197,977.

                                                                INSTITUTIONAL CLASS
                                                          --------------------------
                                                                          APRIL 30, 2004
                                                                           (DATE SALES
                                                           YEAR ENDED     COMMENCED) TO
                                                           OCTOBER 31,     OCTOBER 31,
                                                              2005             2004
------------------------------------------------------------------------------------------
Net asset value, beginning of period                        $ 10.56          $  9.78
------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                        0.21/(a)/        0.09/(a)/
------------------------------------------------------------------------------------------
  Net gains on securities (both realized and unrealized)       1.32             0.69
------------------------------------------------------------------------------------------
    Total from investment operations                           1.53             0.78
------------------------------------------------------------------------------------------
Less dividends from net investment income                     (0.12)              --
------------------------------------------------------------------------------------------
Redemption fees added to shares of beneficial interest         0.00             0.00
------------------------------------------------------------------------------------------
Net asset value, end of period                              $ 11.97          $ 10.56
------------------------------------------------------------------------------------------
Total return/(b)/                                             14.53%            7.97%
------------------------------------------------------------------------------------------
Ratios/supplemental data:
Net assets, end of period (000s omitted)                    $73,018          $16,421
------------------------------------------------------------------------------------------
Ratio of expenses to average net assets                        0.98%/(c)/       1.07%/(d)/
------------------------------------------------------------------------------------------
Ratio of net investment income to average net assets           1.78%/(c)/       1.71%/(d)/
------------------------------------------------------------------------------------------
Portfolio turnover rate                                          21%              69%
------------------------------------------------------------------------------------------

/(a)/Calculated using average shares outstanding.
/(b)/Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Not annualized for periods less than one year.
/(c)/Ratios are based on average daily net assets of $45,518,794.
/(d)/Annualized.
NOTE 13--LEGAL PROCEEDINGS
Terms used in the Legal Proceedings Note are defined terms solely for the purpose of this note.
SETTLED ENFORCEMENT ACTIONS AND INVESTIGATIONS RELATED TO MARKET TIMING
On October 8, 2004, INVESCO Funds Group, Inc. ("IFG") (the former investment advisor to certain AIM Funds), AIM and A I M Distributors, Inc. ("ADI") (the distributor of the retail AIM Funds) reached final settlements with certain regulators, including the Securities and Exchange Commission ("SEC"), the New York Attorney General and the Colorado Attorney General, to resolve civil enforcement actions and/or investigations related to market timing and related activity in the AIM Funds, including those formerly advised by IFG. As part of the settlements, a $325 million fair fund ($110 million of which is civil penalties) has been created to compensate shareholders harmed by market timing and related activity in funds formerly advised by IFG. Half of this amount has already been paid to the fair fund pursuant to the terms of the settlement with the remainder due December 31, 2005. Additionally, AIM and ADI created a $50 million fair fund ($30 million of which is civil penalties) to compensate shareholders harmed by market timing and related activity in funds advised by AIM, which was done pursuant to the terms of the settlement. These two fair funds may increase as a result of contributions from third parties who reach final settlements with the SEC or other regulators to resolve allegations of market timing and/or late trading that also may have harmed applicable AIM Funds. These two fair funds will be distributed in accordance with a methodology to be determined by AIM's independent distribution consultant, in consultation with AIM and the independent trustees of the AIM Funds and acceptable to the staff of the SEC. As the methodology is unknown at the present time, management of AIM and the Fund are unable to estimate the impact, if any, that the distribution of these two fair funds may have on the Fund or whether such distribution will have an impact on the Fund's financial statements in the future.
  At the request of the trustees of the AIM Funds, AMVESCAP PLC ("AMVESCAP"), the parent company of IFG and AIM, has agreed to reimburse expenses incurred by the AIM Funds related to market timing matters.
REGULATORY INQUIRIES AND PENDING LITIGATION
  IFG, AIM, ADI and/or related entities and individuals have received inquiries from numerous regulators in the form of subpoenas or other oral or written requests for information and/or documents related to one or more of the following issues, some of which concern one or more AIM Funds: market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including revenue sharing and directed-brokerage arrangements, investments in securities of other registered investment companies, contractual plans, issues related to
Section 529 college savings plans and procedures for locating lost securityholders. IFG, AIM and ADI are providing full cooperation with respect to these inquiries. As described more fully below, the AIM
Funds, IFG, AIM, ADI and/or related entities and individuals are defendants in numerous civil lawsuits related to one or more of these issues. Regulatory actions and/or additional civil lawsuits related to these or other issues may be filed against the AIM Funds, IFG, AIM and/or related entities and individuals in the future.
  On April 12, 2005, the Attorney General of the State of West Virginia ("WVAG") filed a civil lawsuit against AIM, IFG and ADI, as well as numerous unrelated mutual fund complexes and financial institutions. None of the AIM Funds has been named as a defendant in this lawsuit. The WVAG complaint, filed in the Circuit Court of Marshall County, West Virginia [Civil Action
No. 05-C-81], alleges, in substance, that AIM, IFG and ADI engaged in unfair competition and/or unfair or deceptive trade practices by failing to disclose in the prospectuses for the AIM Funds, including those formerly advised by IFG, that they had entered into certain arrangements permitting market timing of such Funds. As a result of the foregoing, the WVAG alleges violations of W. Va. Code (S) 46A-1-101, et seq. (the West Virginia Consumer Credit and Protection
Act). The WVAG complaint is seeking, among other things, injunctive relief, civil monetary penalties and a writ of quo warranto against the defendants. If AIM is unsuccessful in its defense of the WVAG lawsuit, it could be barred from serving as an investment advisor for any investment company registered under the Investment Company Act of 1940, as amended (a "registered investment company"). Such results could affect the ability of AIM or any other investment advisor directly or indirectly owned by AMVESCAP, from serving as an investment advisor to any registered investment company, including the Fund. The Fund has been informed by AIM that, if these results occur, AIM will seek exemptive relief from the SEC to permit it to continue to serve as the Fund's investment advisor. There is no assurance that such exemptive relief will be granted.
  On June 13, 2005, the MDL Court (as defined below) issued a Conditional Transfer Order transferring this lawsuit to the MDL Court, which Conditional Transfer Order was finalized on October 19, 2005. On July 7, 2005, the Supreme Court of West Virginia ruled in the context of a separate lawsuit that the WVAG does not have authority pursuant to W. Va. Code Section 46A-6-104 of the West Virginia Consumer Credit and Protection Act to bring an action based upon conduct that is ancillary to the purchase or sale of securities. AIM intends to seek dismissal of the WVAG's lawsuit against it, IFG and ADI in light of this ruling.
  On August 30, 2005, the West Virginia Office of the State Auditor--Securities Commission ("WVASC") issued a Summary Order to Cease and Desist and Notice of Right to Hearing to AIM and ADI. The WVASC makes findings of fact that essentially mirror the WVAG's allegations mentioned above and conclusions of law to the effect that AIM and ADI violated the West Virginia securities laws. The WVASC orders AIM and ADI to cease any further violations and seeks to impose monetary sanctions to be determined by the Commissioner. Initial research indicates that these damages could be limited or capped by statute. AIM and ADI have the right to contest the WVASC's findings and conclusions, which they intend to do.
  Civil lawsuits, including purported class action and shareholder derivative suits, have been filed against certain of the AIM Funds, IFG, AIM, ADI and/or related entities and individuals, depending on the lawsuit, alleging:
     . that the defendants permitted improper market timing and related activity in the AIM Funds;
     .   that certain AIM Funds inadequately employed fair value pricing;
     . that the defendants charged excessive advisory and/or distribution fees and failed to pass on to shareholders the perceived savings generated by economies of scale and that the defendants adopted unlawful distribution plans;
     . that the defendants breached their fiduciary duties by charging distribution fees while AIM Funds and/or specific share classes were closed generally to new investors and/or while other share classes of the same AIM Fund were not charged the same distribution fees;
     . that the defendants improperly used the assets of the AIM Funds to pay brokers to aggressively promote the sale of the AIM Funds over other mutual funds and that the defendants concealed such payments from investors by disguising them as brokerage commissions; and
     . that the defendants breached their fiduciary duties by failing to ensure that the AIM Funds participated in class action settlements in which they were eligible to participate (this lawsuit was dismissed by the Court on August 12, 2005).
These lawsuits allege as theories of recovery, depending on the lawsuit, violations of various provisions of the Federal and state securities laws and ERISA, negligence, breach of fiduciary duty and/or breach of contract. These lawsuits seek remedies that include, depending on the lawsuit, damages, restitution, injunctive relief, imposition of a constructive trust, removal of certain directors and/or employees, various corrective measures under ERISA, rescission of certain AIM Funds' advisory agreements and/or distribution plans and recovery of all fees paid, an accounting of all fund-related fees, commissions and soft dollar payments, restitution of all commissions and fees paid, and prospective relief in the form of reduced fees.
  All lawsuits based on allegations of market timing, late trading and related activity have been transferred to the United States District Court for the District of Maryland. On August 25, 2005, the Court issued rulings on the common issues of law presented in defendants' motions to dismiss the shareholder class and derivative complaints. These rulings were issued in the context of the Janus lawsuits, but the Court's legal determinations apply at the omnibus level to all cases within his track, including the AIM and IFG cases. The Court dismissed for failure to make pre-suit demand on the fund board all derivative causes of action but one: the excessive fee claim under
Section 36(b) of the Investment Company Act of 1940 (the "1940 Act"), as to which the demand requirement does not apply. The Court dismissed all claims asserted in the class complaint but two: (i) the securities fraud claims under
Section 10(b) of the Securities Exchange Act of 1934, and (ii) the excessive fee claim under Section 36(b) of the 1940 Act. In addition, the Court limited plaintiffs' potential recovery on the 36(b) claim to fees attributable to timing assets, as opposed to all fees on funds in which any timing occurred. The question whether the duplicative Section 36(b) claim properly belongs in the derivative complaint or in the class action complaint will be decided at a later date. The Court will subsequently issue an order applying his legal rulings to the allegations in the AIM and IFG complaints.
  At the present time, management of AIM and the Fund are unable to estimate the impact, if any, that the outcome of the Regulatory Inquiries and Pending Litigation described above may have on AIM, ADI or the Fund.
*    *    *    *    *    *    *    *    *    *    *    *    *    *    *    *
As a result of the matters discussed above, investors in the AIM Funds might react by redeeming their investments. This might require the AIM Funds to sell investments to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the AIM Funds.
            REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
To the Board of Trustees of AIM International Mutual Funds
and Shareholders of AIM International Core Equity Fund:
In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of AIM International Core Equity Fund (one of the funds constituting AIM International Mutual Funds, hereafter referred to as the "Fund") at October 31, 2005, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2005 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.
/s/ PRICEWATERHOUSECOOPERS LLP
December 19, 2005
Houston, Texas
TRUSTEES AND OFFICERS
As of October 31, 2005
The address of each trustee and officer of AIM International Mutual Funds (the "Trust"), is 11 Greenway Plaza, Suite 100, Houston, Texas 77046. Each trustee oversees 109 portfolios in the AIM Funds complex. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust's organizational documents. Column two below includes length of time served with predecessor entities, if any.

NAME, YEAR OF BIRTH AND
POSITIONS(S) HELD WITH THE             TRUSTEE AND/     PRINCIPAL OCCUPATION(S)                  OTHER DIRECTORSHIP(S)
TRUST                                  OR OFFICER SINCE DURING PAST 5 YEARS                      HELD BY TRUSTEE
---------------------------------------------------------------------------------------------------------------------------------
 INTERESTED PERSONS
---------------------------------------------------------------------------------------------------------------------------------
 Robert H. Graham/1 /-- 1946           1991             Director and Chairman, A I M Management  None
 Trustee, Vice Chair, Principal                         Group Inc. (financial services holding
 Executive Officer and President                        company); Director and Vice Chairman,
                                                        AMVESCAP PLC and Chairman, AMVESCAP
                                                        PLC -- AIM Division (parent of AIM and
                                                        a global investment management firm)
                                                        Formerly: President and Chief Executive
                                                        Officer, A I M Management Group Inc.;
                                                        Director, Chairman and President, A I M
                                                        Advisors, Inc. (registered investment
                                                        advisor); Director and Chairman, A I M
                                                        Capital Management, Inc. (registered
                                                        investment advisor), A I M
                                                        Distributors, Inc. (registered broker
                                                        dealer), AIM Investment Services, Inc.
                                                        (registered transfer agent), and Fund
                                                        Management Company (registered broker
                                                        dealer); and Chief Executive Officer,
                                                        AMVESCAP PLC  -- Managed Products
---------------------------------------------------------------------------------------------------------------------------------
 Mark H. Williamson/2 /-- 1951         2003             Director, President and Chief Executive  None
 Trustee and Executive Vice President                   Officer, A I M Management Group Inc.;
                                                        Director and President, A I M Advisors,
                                                        Inc.; Director, A I M Capital
                                                        Management, Inc. and A I M
                                                        Distributors, Inc.; Director and
                                                        Chairman, AIM Investment Services,
                                                        Inc., Fund Management Company and
                                                        INVESCO Distributors, Inc. (registered
                                                        broker dealer); and Chief Executive
                                                        Officer, AMVESCAP PLC -- AIM Division
                                                        (parent of AIM and a global investment
                                                        management firm)
                                                        Formerly: Director, Chairman, President
                                                        and Chief Executive Officer, INVESCO
                                                        Funds Group, Inc.; President and Chief
                                                        Executive Officer, INVESCO
                                                        Distributors, Inc.; Chief Executive
                                                        Officer, AMVESCAP PLC -- Managed
                                                        Products; and Chairman, A I M Advisors,
                                                        Inc.
---------------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------------
 INDEPENDENT TRUSTEES
---------------------------------------------------------------------------------------------------------------------------------
 Bruce L. Crockett -- 1944             1992             Chairman, Crockett Technology            ACE Limited (insurance
 Trustee and Chair                                      Associates (technology consulting        company); and Captaris, Inc.
                                                        company)                                 (unified messaging provider)
---------------------------------------------------------------------------------------------------------------------------------
 Bob R. Baker -- 1936                  2003             Retired                                  None
 Trustee
---------------------------------------------------------------------------------------------------------------------------------
 Frank S. Bayley -- 1939               2001             Retired                                  Badgley Funds, Inc. (registered
 Trustee                                                                                         investment company
                                                        Formerly: Partner, law firm of Baker &   (2 portfolios))
                                                        McKenzie
---------------------------------------------------------------------------------------------------------------------------------
 James T. Bunch -- 1942                2003             Co-President and Founder, Green,         None
 Trustee                                                Manning & Bunch Ltd., (investment
                                                        banking firm); and Director, Policy
                                                        Studies, Inc. and Van Gilder Insurance
                                                        Corporation
---------------------------------------------------------------------------------------------------------------------------------
 Albert R. Dowden -- 1941              2000             Director of a number of public and       None
 Trustee                                                private business corporations,
                                                        including the Boss Group Ltd. (private
                                                        investment and management); Cortland
                                                        Trust, Inc. (Chairman) (registered
                                                        investment company (3 portfolios));
                                                        Annuity and Life Re (Holdings), Ltd.
                                                        (insurance company); and CompuDyne
                                                        Corporation (provider of products and
                                                        services to the public security market)
                                                        Formerly: Director, President and Chief
                                                        Executive Officer, Volvo Group North
                                                        America, Inc.; Senior Vice President,
                                                        AB Volvo; and director of various
                                                        affiliated Volvo companies
---------------------------------------------------------------------------------------------------------------------------------
 Edward K. Dunn, Jr. -- 1935           1998             Retired                                  None
 Trustee
---------------------------------------------------------------------------------------------------------------------------------
 Jack M. Fields -- 1952                1997             Chief Executive Officer, Twenty First    Administaff and Discovery
 Trustee                                                Century Group, Inc. (government affairs  Global Education Fund (non-
                                                        company); and owner, Dos Angelos Ranch,  profit)
                                                        L.P.
                                                        Formerly: Chief Executive Officer,
                                                        Texana Timber LP (sustainable forestry
                                                        company)
---------------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------------
 Carl Frischling -- 1937               1991             Partner, law firm of Kramer Levin        Cortland Trust, Inc. (registered
 Trustee                                                Naftalis and Frankel LLP                 investment company
                                                                                                 (3 portfolios))
---------------------------------------------------------------------------------------------------------------------------------
 Gerald J. Lewis -- 1933               2003             Chairman, Lawsuit Resolution Services    General Chemical Group, Inc.
 Trustee                                                (San Diego, California)
---------------------------------------------------------------------------------------------------------------------------------
 Prema Mathai-Davis -- 1950            1998             Formerly: Chief Executive Officer, YWCA  None
 Trustee                                                of the USA
---------------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------------
 Lewis F. Pennock -- 1942              1991             Partner, law firm of Pennock & Cooper    None
 Trustee
---------------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------------
 Ruth H. Quigley -- 1935               2001             Retired                                  None
 Trustee
---------------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------------
 Larry Soll -- 1942                    2003             Retired                                  None
 Trustee
---------------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------------
 Raymond Stickel, Jr./3 /-- 1944       2005             Retired                                  None
 Trustee
                                                        Formerly: Partner, Deloitte & Touche
---------------------------------------------------------------------------------------------------------------------------------

/1/ Mr. Graham is considered an interested person of the Trust because he is a director of AMVESCAP PLC, parent of the advisor to the Trust.
/2/ Mr. Williamson is considered an interested person of the Trust because he is an officer and a director of the advisor to, and a director of the principal underwriter of, the Trust.
/3/ Mr. Stickel was elected as a trustee of the Trust effective October 1, 2005. As of October 31, 2005
The address of each trustee and officer of AIM International Mutual Funds (the "Trust"), is 11 Greenway Plaza, Suite 100, Houston, Texas 77046. Each trustee oversees 109 portfolios in the AIM Funds complex. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust's organizational documents. Column two below includes length of time served with predecessor entities, if any.

NAME, YEAR OF BIRTH AND
POSITION(S) HELD WITH THE              TRUSTEE AND/     PRINCIPAL OCCUPATION(S) DURING PAST 5    OTHER DIRECTORSHIP(S)
TRUST                                  OR OFFICER SINCE YEARS                                    HELD BY TRUSTEE
----------------------------------------------------------------------------------------------------------------------
 OTHER OFFICERS
----------------------------------------------------------------------------------------------------------------------
 Lisa O. Brinkley -- 1959              2004             Senior Vice President, A I M Management  N/A
 Senior Vice President and Chief                        Group Inc. (financial services holding
 Compliance Officer                                     company); Senior Vice President and
                                                        Chief Compliance Officer, A I M
                                                        Advisors, Inc.; Vice President and
                                                        Chief Compliance Officer, A I M Capital
                                                        Management, Inc. and Vice President, A
                                                        I M Distributors, Inc., AIM Investment
                                                        Services, Inc. and Fund Management
                                                        Company
                                                        Formerly: Senior Vice President and
                                                        Compliance Director, Delaware
                                                        Investments Family of Funds and Chief
                                                        Compliance Officer, A I M Distributors,
                                                        Inc.
----------------------------------------------------------------------------------------------------------------------
 Russell C. Burk -- 1958               2005             Formerly: Director of Compliance and     N/A
 Senior Vice President and                              Assistant General Counsel, ICON
 Senior Officer                                         Advisers, Inc.; Financial Consultant,
                                                        Merrill Lynch; General Counsel and
                                                        Director of Compliance, ALPS Mutual
                                                        Funds, Inc.
----------------------------------------------------------------------------------------------------------------------
 Kevin M. Carome -- 1956               2003             Director, Senior Vice President,         N/A
 Senior Vice President, Secretary and                   Secretary and General Counsel, A I M
 Chief Legal Officer                                    Management Group Inc. and A I M
                                                        Advisors, Inc.; Director and Vice
                                                        President, INVESCO Distributors, Inc.;
                                                        Vice President, A I M Capital
                                                        Management, Inc., AIM Investment
                                                        Services, Inc. and Fund Management
                                                        Company; and Senior Vice President, A I
                                                        M Distributors, Inc.
                                                        Formerly: Senior Vice President and
                                                        General Counsel, Liberty Financial
                                                        Companies, Inc.; and Senior Vice
                                                        President and General Counsel, Liberty
                                                        Funds Group, LLC.; and Vice President,
                                                        A I M Distributors, Inc.; and Director
                                                        and General Counsel, Fund Management
                                                        Company
----------------------------------------------------------------------------------------------------------------------
 Robert G. Alley -- 1948               1994             Managing Director, Chief Fixed Income    N/A
 Vice President                                         Officer and Senior Investment Officer,
                                                        A I M Capital Management, Inc.; and
                                                        Vice President, A I M Advisors, Inc.
----------------------------------------------------------------------------------------------------------------------
 Sidney M. Dilgren -- 1961             2004             Vice President and Fund Treasurer, A I   N/A
 Vice President, Principal Financial                    M Advisors, Inc.
 Officer and Treasurer
                                                        Formerly: Senior Vice President, AIM
                                                        Investment Services, Inc.; and Vice
                                                        President, A I M Distributors, Inc.
----------------------------------------------------------------------------------------------------------------------
 J. Phillip Ferguson -- 1945           2005             Senior Vice President and Chief          N/A
 Vice President                                         Investment Officer, A I M Advisors
                                                        Inc.; Director, Chairman, Chief
                                                        Executive Officer, President and Chief
                                                        Investment Officer, A I M Capital
                                                        Management, Inc.; Executive Vice
                                                        President, A I M Management Group Inc.
                                                        Formerly: Senior Vice President, AIM
                                                        Private Asset Management, Inc.; Chief
                                                        Equity Officer, and Senior Investment
                                                        Officer, A I M Capital Management, Inc.
----------------------------------------------------------------------------------------------------------------------
 Karen Dunn Kelley -- 1960             2004             Director of Cash Management, Managing    N/A
 Vice President                                         Director and Chief Cash Management
                                                        Officer, A I M Capital Management,
                                                        Inc.; Director and President, Fund
                                                        Management Company, and Vice President,
                                                        A I M Advisors, Inc.
----------------------------------------------------------------------------------------------------------------------

The Statement of Additional Information of the Trust includes additional information about the Fund's Trustees and is available upon request, without charge, by calling 1.800.959.4246.

OFFICE OF THE FUND          INVESTMENT ADVISOR          DISTRIBUTOR                   AUDITORS
11 Greenway Plaza.          A I M Advisors, Inc.        A I M Distributors, Inc.      PricewaterhouseCoopers LLP
Suite 100                   11 Greenway Plaza           11 Greenway Plaza             1201 Louisiana Street
Houston, TX 77046-1173      Suite 100                   Suite 100                     Suite 2900
                            Houston, TX 77046-1173      Houston, TX 77046-1173        Houston, Texas 77002-5678
COUNSEL TO THE FUND         COUNSEL TO THE              TRANSFER AGENT                CUSTODIAN
Ballard Spahr               INDEPENDENT TRUSTEES        AIM Investment Services, Inc. State Street Bank and Trust
Andrews & Ingersoll, LLP    Kramer, Levin, Naftalis &   P.O. Box 4739                 Company
1735 Market Street          Frankel LLP                 Houston, TX 77210-4739        225 Franklin Street
Philadelphia, PA 19103-7599 1177 Avenue of the Americas                               Boston, MA 02110-2801
                            New York, NY 10036-2714

SUB-ADVISOR
INVESCO Global Management (N.A.) Inc.
One Midtown Plaza
1360 Peachtree Street N.E.
Suite 100
Atlanta, GA 30309





REQUIRED FEDERAL INCOME TAX INFORMATION (UNAUDITED)
Of ordinary dividends paid to shareholders during the Fund's tax year ended October 31, 2005, 0% is eligible for the dividends received deduction for corporations.
For its tax year ended October 31, 2005, the Fund designated 100%, or the maximum amount allowable, of its dividend distribution as qualified dividend income. Your actual amount of qualified dividend income for the calendar year will be reported on Form 1099-DIV. You should consult your tax advisor regarding treatment of these amounts. The Fund distributed long-term capital gains of $1,569,000 for the Fund's tax year ended October 31, 2005.
U.S. ESTATE TAX FOR NON-RESIDENT ALIEN SHAREHOLDERS (UNAUDITED)
The percentage of qualifying assets not subject to the estate tax for the fiscal quarters ended January 31, 2005, April 30, 2005, July 31, 2005 and October 31, 2005 are 99.14%, 99.85%, 99.82%, and 99.86%, respectively.

            DOMESTIC EQUITY                            SECTOR EQUITY
AIM Aggressive Growth Fund              AIM Advantage Health Sciences Fund
AIM Basic Balanced Fund*                AIM Energy Fund
AIM Basic Value Fund                    AIM Financial Services Fund
AIM Blue Chip Fund                      AIM Global Health Care Fund
AIM Capital Development Fund            AIM Global Real Estate Fund
AIM Charter Fund                        AIM Gold & Precious Metals Fund
AIM Constellation Fund                  AIM Leisure Fund
AIM Diversified Dividend Fund           AIM Multi-Sector Fund
AIM Dynamics Fund                       AIM Real Estate Fund/1/
AIM Large Cap Basic Value Fund          AIM Technology Fund
AIM Large Cap Growth Fund               AIM Utilities Fund
AIM Mid Cap Basic Value Fund
AIM Mid Cap Core Equity Fund/1/                        FIXED INCOME
AIM Mid Cap Growth Fund
AIM Opportunities I Fund                TAXABLE
AIM Opportunities II Fund
AIM Opportunities III Fund              AIM Floating Rate Fund
AIM Premier Equity Fund                 AIM High Yield Fund
AIM S&P 500 Index Fund                  AIM Income Fund
AIM Select Equity Fund                  AIM Intermediate Government Fund
AIM Small Cap Equity Fund               AIM Limited Maturity Treasury Fund
AIM Small Cap Growth Fund/1/            AIM Money Market Fund
AIM Small Company Growth Fund           AIM Short Term Bond Fund
AIM Summit Fund                         AIM Total Return Bond Fund
AIM Trimark Endeavor Fund               Premier Portfolio
AIM Trimark Small Companies Fund        Premier U.S. Government Money Portfolio
AIM Weingarten Fund
*Domestic equity and income fund        TAX-FREE
      INTERNATIONAL/GLOBAL EQUITY       AIM High Income Municipal Fund/1/
                                        AIM Municipal Bond Fund
AIM Asia Pacific Growth Fund            AIM Tax-Exempt Cash Fund
AIM Developing Markets Fund             AIM Tax-Free Intermediate Fund
AIM European Growth Fund                Premier Tax-Exempt Portfolio
AIM European Small Company Fund/1/
AIM Global Aggressive Growth Fund                AIM ALLOCATION SOLUTIONS
AIM Global Equity Fund
AIM Global Growth Fund                  AIM Conservative Allocation Fund
AIM Global Value Fund                   AIM Growth Allocation Fund/2/
AIM International Core Equity Fund      AIM Moderate Allocation Fund
AIM International Growth Fund           AIM Moderate Growth Allocation Fund
AIM International Small Company Fund/1/ AIM Moderately Conservative Allocation Fund
AIM Trimark Fund
                                                  DIVERSIFIED PORTFOLIOS
                                        AIM Income Allocation Fund
                                        AIM International Allocation Fund

/1/This fund has limited public sales of its shares to certain investors. For more information on who may continue to invest in the fund, please see the appropriate prospectus.
/2/Effective April 29, 2005, AIM Aggressive Allocation Fund was renamed AIM Growth Allocation Fund.
   If used after January 20, 2006, this report must be accompanied by a Fund Performance & Commentary or by an AIM Quarterly Performance Review for the most recent quarter-end. Mutual funds distributed by A I M Distributors, Inc.
A I M MANAGEMENT GROUP INC. HAS PROVIDED LEADERSHIP IN THE INVESTMENT
MANAGEMENT INDUSTRY SINCE 1976 AND MANAGES $129 BILLION IN ASSETS. AIM IS A SUBSIDIARY OF AMVESCAP PLC, ONE OF THE WORLD'S LARGEST INDEPENDENT FINANCIAL SERVICES COMPANIES WITH $381 BILLION IN ASSETS UNDER MANAGEMENT. DATA AS OF SEPTEMBER 30, 2005.
--------------------------------------------------------------------------------
CONSIDER THE INVESTMENT OBJECTIVES, RISKS, AND CHARGES AND EXPENSES CAREFULLY. FOR THIS AND OTHER INFORMATION ABOUT AIM FUNDS, OBTAIN A PROSPECTUS FROM YOUR FINANCIAL ADVISOR AND READ IT CAREFULLY BEFORE INVESTING.
--------------------------------------------------------------------------------
 AIMinvestments.com              I-ICE--AR-1         A I M Distributors, Inc.
                         [YOUR GOALS. OUR SOLUTIONS.]
                           - REGISTERED TRADEMARK -
Mutual   Retirement   Annuities   College   Separately   Offshore   Cash
Funds    Products                 Savings   Managed      Products   Management
                                  Plans     Accounts
                                                         [AIM INVESTMENTS LOGO]
                                                       - REGISTERED TRADEMARK -

ITEM 2. CODE OF ETHICS.

      As of the end of the period covered by this report, the Registrant had adopted a code of ethics (the "Code") that applies to the Registrant's principal executive officer ("PEO") and principal financial officer ("PFO"). There were no amendments to the Code during the period covered by the report. The Registrant did not grant any waivers, including implicit waivers, from any provisions of the Code to the PEO or PFO during the period covered by this report.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

      The Board of Trustees has determined that the Registrant has at least one audit committee financial expert serving on its Audit Committee.

      On the date of the reporting period, October 31, 2005, the Registrant's audit committee financial expert was Prema Mathai-Davis. Dr. Mathai-Davis is "independent" within the meaning of that term as used in Form N-CSR.

      On October 27, 2005, the Board of Trustees determined that Raymond Stickel, Jr. is an audit committee financial expert. Mr. Stickel was appointed to the Registrant's Audit Committee effective as of October 1, 2005. Mr. Stickel is "independent" within the meaning of that term as used in Form N-CSR.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES

FEES BILLED BY PWC RELATED TO THE REGISTRANT

      PWC billed the Registrant aggregate fees for services rendered to the Registrant for the last two fiscal years as follows:












                                                      Percentage of Fees
                                                       Billed Applicable                            Percentage of Fees
                                                         to Non-Audit                             Billed Applicable to
                                                       Services Provided                            Non-Audit Services
                                                      for fiscal year end                           Provided for fiscal
                              Fees Billed for           2005 Pursuant to       Fees Billed for         year end 2004
                             Services Rendered             Waiver of        Services Rendered to    Pursuant to Waiver
                             to the Registrant            Pre-Approval       the Registrant for       of Pre-Approval
                          for fiscal year end 2005       Requirement(1)     fiscal year end 2004      Requirement(1)
                          ------------------------    -------------------   --------------------  ---------------------
Audit Fees                     $      230,419                N/A               $      213,253              N/A
Audit-Related Fees(2)          $       10,000                  0%              $            0                0%
Tax Fees(3)                    $       56,095                  0%              $       50,567                0%
All Other Fees                 $            0                  0%              $            0                0%
                               --------------                                  --------------
Total Fees                     $      296,514                  0%              $      263,820                0%

PWC billed the Registrant aggregate non-audit fees of $66,095 for the fiscal year ended 2005, and $50,567 for the fiscal year ended 2004, for non-audit services rendered to the Registrant.

----------

(1) With respect to the provision of non-audit services, the pre-approval requirement is waived pursuant to a de minimis exception if (i) such services were not recognized as non-audit services by the Registrant at the time of engagement, (ii) the aggregate amount of all such services provided is no more than 5% of the aggregate audit and non-audit fees paid by the Registrant to PWC during a fiscal year; and (iii) such services are promptly approved by the Registrant's Audit Committee prior to the completion of the audit by the Audit Committee.

(2) Audit-Related Fees for the fiscal year end October 31, 2005 includes fees billed for completing agreed-upon procedures related to fund mergers.

(3) Tax Fees for the fiscal year end October 31, 2005 includes fees billed for reviewing tax returns and consultation services. Tax fees for fiscal year end October 31, 2004 includes fees billed for reviewing tax returns and consultation services.

FEES BILLED BY PWC RELATED TO AIM AND AIM AFFILIATES

      PWC billed AIM Advisors, Inc. ("AIM"), the Registrant's adviser, and any entity controlling, controlled by or under common control with AIM that provides ongoing services to the Registrant ("AIM Affiliates") aggregate fees for pre-approved non-audit services rendered to AIM and AIM Affiliates for the last two fiscal years as follows:

                            Fees Billed for                                Fees Billed for
                           Non-Audit Services     Percentage of Fees     Non-Audit Services      Percentage of Fees
                          Rendered to AIM and    Billed Applicable to    Rendered to AIM and    Billed Applicable to
                           AIM Affiliates for     Non-Audit Services     AIM Affiliates for      Non-Audit Services
                          fiscal year end 2005    Provided for fiscal   fiscal year end 2004    Provided for fiscal
                           That Were Required        year end 2005       That Were Required        year end 2004
                           to be Pre-Approved     Pursuant to Waiver     to be Pre-Approved    Pursuant to Waiver of
                          by the Registrant's       of Pre-Approval      by the Registrant's        Pre-Approval
                            Audit Committee         Requirement(1)         Audit Committee         Requirement(1)
                          -------------------    --------------------   --------------------   ---------------------
Audit-Related Fees                 $0                     0%                     $0                      0%
Tax Fees                           $0                     0%                     $0                      0%
All Other Fees                     $0                     0%                     $0                      0%
                                   --                                            --
Total Fees(2)                      $0                     0%                     $0                      0%

----------

(1) With respect to the provision of non-audit services, the pre-approval requirement is waived pursuant to a de minimis exception if (i) such services were not recognized as non-audit services by the Registrant at the time of engagement, (ii) the aggregate amount of all such services provided is no more than 5% of the aggregate audit and non-audit fees paid by the Registrant, AIM and AIM Affiliates to PWC during a fiscal year; and
      (iii) such services are promptly approved by the Registrant's Audit Committee prior to the completion of the audit by the Audit Committee.

(2) Including the fees for services not required to be pre-approved by the registrant's audit committee, PWC billed AIM and AIM Affiliates aggregate non-audit fees of $0 for the fiscal year ended 2005, and $0 for the fiscal year ended 2004, for non-audit services rendered to AIM and AIM Affiliates.

      The Audit Committee also has considered whether the provision of non-audit services that were rendered to AIM and AIM Affiliates that were not required to be pre-approved pursuant to SEC regulations, if any, is compatible with maintaining PWC's independence.

                  PRE-APPROVAL OF AUDIT AND NON-AUDIT SERVICES
                             POLICIES AND PROCEDURES
                      As adopted by the Audit Committees of
                           the AIM Funds (the "Funds")
                         Last Amended September 13, 2005

I.    STATEMENT OF PRINCIPLES

Under the Sarbanes-Oxley Act of 2002 and rules adopted by the Securities and Exchange Commission ("SEC") ("Rules"), the Audit Committees of the Funds' (the "Audit Committee") Board of Directors/Trustees (the "Board") are responsible for the appointment, compensation and oversight of the work of independent accountants (an "Auditor"). As part of this responsibility and to assure that the Auditor's independence is not impaired, the Audit Committees pre-approve the audit and non-audit services provided to the Funds by each Auditor, as well as all non-audit services provided by the Auditor to the Funds' investment adviser and to affiliates of the adviser that provide ongoing services to the Funds ("Service Affiliates") if the services directly impact the Funds' operations or financial reporting. The SEC

Rules also specify the types of services that an Auditor may not provide to its audit client. The following policies and procedures comply with the requirements for pre-approval and provide a mechanism by which management of the Funds may request and secure pre-approval of audit and non-audit services in an orderly manner with minimal disruption to normal business operations.

Proposed services either may be pre-approved without consideration of specific case-by-case services by the Audit Committees ("general pre-approval") or require the specific pre-approval of the Audit Committees ("specific pre-approval"). As set forth in these policies and procedures, unless a type of service has received general pre-approval, it will require specific pre-approval by the Audit Committees. Additionally, any fees exceeding 110% of estimated pre-approved fee levels provided at the time the service was pre-approved will also require specific approval by the Audit Committees before payment is made. The Audit Committees will also consider the impact of additional fees on the Auditor's independence when determining whether to approve any additional fees for previously pre-approved services.

The Audit Committees will annually review and generally pre-approve the services that may be provided by each Auditor without obtaining specific pre-approval from the Audit Committee. The term of any general pre-approval runs from the date of such pre-approval through September 30th of the following year, unless the Audit Committees consider a different period and state otherwise. The Audit Committees will add to or subtract from the list of general pre-approved services from time to time, based on subsequent determinations.

The purpose of these policies and procedures is to set forth the guidelines to assist the Audit Committees in fulfilling their responsibilities.

II.   DELEGATION

The Audit Committees may from time to time delegate pre-approval authority to one or more of its members who are Independent Directors. All decisions to pre-approve a service by a delegated member shall be reported to the Audit Committee at its next quarterly meeting.

III.  AUDIT SERVICES

The annual audit services engagement terms will be subject to specific pre-approval of the Audit Committees. Audit services include the annual financial statement audit and other procedures such as tax provision work that is required to be performed by the independent auditor to be able to form an opinion on the Funds' financial statements. The Audit Committee will obtain, review and consider sufficient information concerning the proposed Auditor to make a reasonable evaluation of the Auditor's qualifications and independence.

In addition to the annual Audit services engagement, the Audit Committees may grant general pre-approval for other audit services, which are those services that only the independent auditor reasonably can provide. Other Audit services may include services such as issuing consents for the inclusion of audited financial statements with SEC registration statements, periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings.

IV.   NON-AUDIT SERVICES

The Audit Committees may provide general pre-approval of types of non-audit services described in this Section IV to the Funds and its Service Affiliates if the Audit Committees believe that the provision of the service will not impair the independence of the Auditor, is consistent with the SEC's Rules on auditor independence, and otherwise conforms to the Audit Committee's general principles and policies as set forth herein.

The Audit Committees may provide specific pre-approval of any non-audit services to the Funds and its Service Affiliates if the Audit Committees believe that the provision of the service will not impair the independence of the auditor, is consistent with the SEC Rules on auditor independence, and otherwise conforms to the Audit Committees' general principles and policies as set forth herein.

AUDIT-RELATED SERVICES

"Audit-related services" are assurance and related services that are reasonably related to the performance of the audit or review of the Fund's financial statements or that are traditionally performed by the independent auditor. Audit-related services include, among others, accounting consultations related to accounting, financial reporting or disclosure matters not classified as "Audit services"; assistance with understanding and implementing new accounting and financial reporting guidance from rulemaking authorities; and agreed-upon procedures related to mergers, compliance with ratings agency requirements and interfund lending activities.

TAX SERVICES

"Tax services" include, but are not limited to, the review and signing of the Funds' federal tax returns, the review of required distributions by the Funds and consultations regarding tax matters such as the tax treatment of new investments or the impact of new regulations. The Audit Committee will scrutinize carefully the retention of the Auditor in connection with a transaction initially recommended by the Auditor, the major business purpose of which may be tax avoidance or the tax treatment of which may not be supported in the Internal Revenue Code and related regulations. The Audit Committee will consult with the Funds' Treasurer (or his or her designee) and may consult with outside counsel or advisors as necessary to ensure the consistency of Tax services rendered by the Auditor with the foregoing policy.

No Auditor shall represent any Fund or any Service Provider before a tax court, district court or federal court of claims.

ALL OTHER AUDITOR SERVICES

The Audit Committees may pre-approve non-audit services classified as "All other services" that are not categorically prohibited by the SEC, as listed in Exhibit 1 to this policy.

V.    PRE-APPROVAL FEE LEVELS OR ESTABLISHED AMOUNTS

Pre-approval of estimated fees or established amounts for services to be provided by the Auditor under general or specific pre-approval policies will be set periodically by the Audit Committees. Any proposed fees exceeding 110% of the maximum estimated pre-approved fees or established amounts for pre-approved audit and non-audit services will be reported to the Audit Committees at the quarterly Audit Committees meeting and will require specific approval by the Audit Committees before payment is made. The Audit Committee will always factor in the overall relationship of fees for audit and non-audit services in determining whether to pre-approve any such services and in determining whether to approve any additional fees exceeding 110% of the maximum pre-approved fees or established amounts for previously pre-approved services.

VI.   PROCEDURES

On an annual basis, A I M Advisors, Inc. ("AIM") will submit to the Audit Committees for general pre-approval, a list of non-audit services that the Funds or Service Affiliates of the Funds may request from the Auditor. The list will describe the non-audit services in reasonable detail and will include an estimated range of fees and such other information as the Audit Committee may request.

Each request for services to be provided by the Auditor under the general pre-approval of the Audit Committees will be submitted to the Funds' Treasurer (or his or her designee) and must include a detailed description of the services to be rendered. The Treasurer or his or her designee will ensure that such services are included within the list of services that have received the general pre-approval of the Audit Committees. The Audit Committees will be informed at the next quarterly scheduled Audit Committees meeting of any such services for which the Auditor rendered an invoice and whether such services and fees had been pre-approved and if so, by what means.

Each request to provide services that require specific approval by the Audit Committees shall be submitted to the Audit Committees jointly by the Fund's Treasurer or his or her designee and the Auditor, and must include a joint statement that, in their view, such request is consistent with the policies and procedures and the SEC Rules.

Non-audit services pursuant to the de minimis exception provided by the SEC Rules will be promptly brought to the attention of the Audit Committees for approval, including documentation that each of the conditions for this exception, as set forth in the SEC Rules, has been satisfied.

On at least an annual basis, the Auditor will prepare a summary of all the services provided to any entity in the investment company complex as defined in section 2-01(f)(14) of Regulation S-X in sufficient detail as to the nature of the engagement and the fees associated with those services.

The Audit Committees have designated the Funds' Treasurer to monitor the performance of all services provided by the Auditor and to ensure such services are in compliance with these policies and procedures. The Funds' Treasurer will report to the Audit Committee on a periodic basis as to the results of such monitoring. Both the Funds' Treasurer and management of AIM will immediately report to the chairman of the Audit Committee any breach of these policies and procedures that comes to the attention of the Funds' Treasurer or senior management of AIM.

EXHIBIT 1 TO PRE-APPROVAL OF AUDIT AND NON-AUDIT SERVICES POLICIES AND
PROCEDURES

CONDITIONALLY PROHIBITED NON-AUDIT SERVICES (NOT PROHIBITED IF THE FUND CAN REASONABLY CONCLUDE THAT THE RESULTS OF THE SERVICE WOULD NOT BE SUBJECT TO AUDIT PROCEDURES IN CONNECTION WITH THE AUDIT OF THE FUND'S FINANCIAL STATEMENTS)

      o Bookkeeping or other services related to the accounting records or financial statements of the audit client

      o     Financial information systems design and implementation

      o Appraisal or valuation services, fairness opinions, or contribution-in-kind reports

      o     Actuarial services

      o     Internal audit outsourcing services

CATEGORICALLY PROHIBITED NON-AUDIT SERVICES

      o     Management functions

      o     Human resources

      o     Broker-dealer, investment adviser, or investment banking services

      o     Legal services

      o     Expert services unrelated to the audit

      o Any other service that the Public Company Oversight Board determines by regulation is impermissible.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

            Not applicable.

ITEM 6. SCHEDULE OF INVESTMENTS.

            Investments in securities of unaffiliated issuers is included as part of the reports to stockholders filed under Item 1 of this Form.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

            Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT COMPANIES.

            Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

            Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

            None

ITEM 11. CONTROLS AND PROCEDURES.

(a) As of December 15, 2005, an evaluation was performed under the supervision and with the participation of the officers of the Registrant, including the PEO and PFO, to assess the effectiveness of the Registrant's disclosure controls and procedures, as that term is defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the "Act"), as amended. Based on that evaluation, the Registrant's officers, including the PEO and PFO, concluded that, as of December 15, 2005, the Registrant's disclosure controls and procedures were reasonably designed to ensure: (1) that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the time periods specified by the rules and forms of the Securities and Exchange Commission; and (2) that material information relating to the Registrant is made known to the PEO and PFO as appropriate to allow timely decisions regarding required disclosure.

(b) There have been no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

12(a)(1)    Code of Ethics.

12(a)(2) Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

12(a)(3)    Not applicable.

12(b) Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(b) under the Investment Company Act of 1940.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant: AIM International Mutual Funds

By:      /s/ Robert H. Graham
         ---------------------------
         Robert H. Graham
         Principal Executive Officer

Date:    January 6, 2006

Pursuant to the requirements of the Securities and Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.


By:      /s/ Robert H. Graham
         ---------------------------
         Robert H. Graham
         Principal Executive Officer

Date:    January 6, 2006


By:
         /s/ Sidney M. Dilgren
         ---------------------------
         Sidney M. Dilgren
         Principal Financial Officer

Date:    January 6, 2006

                                  EXHIBIT INDEX


12(a)(1) Code of Ethics.

12(a)(2) Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

12(a)(3) Not applicable.

12(b) Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(b) under the Investment Company Act of 1940.